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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08918

HC Capital Trust

(Exact name of Registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	800-242-9596

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2021

Item 1. Reports to Stockholders.

Annual Report

The Value Equity Portfolio
The Growth Equity Portfolio
The Institutional U.S. Equity Portfolio
The Small Capitalization-Mid Capitalization Equity Portfolio
The ESG Growth Portfolio
The Catholic SRI Growth Portfolio
The International Equity Portfolio
The Institutional International Equity Portfolio
The Emerging Markets Portfolio
The Core Fixed Income Portfolio
The Corporate Opportunities Portfolio
The U.S. Government Fixed Income Securities Portfolio
The Inflation Protected Securities Portfolio
The U.S. Corporate Fixed Income Securities Portfolio
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
The Short-Term Municipal Bond Portfolio
The Intermediate Term Municipal Bond Portfolio
The Intermediate Term Municipal Bond II Portfolio

June 30, 2021

HC CAPITAL TRUST	Annual Report

June 30, 2021

Table of Contents

Management Discussion of Portfolio Performance	1
Shareholder Letter	39
Portfolios of Investments	40
Statements of Assets and Liabilities	268
Statements of Operations	273
Statements of Changes in Net Assets	278
Financial Highlights	284
Notes to Financial Statements	291
Report of Independent Registered Public Accounting Firm	326
Additional Information	328
Trustees and Officers	346

Fiscal Year 2021 Summary

General Market

(Unaudited — June 30, 2021)

The Portfolios of the HC Capital Trust provide clients with diversified exposure to multiple asset classes (for both taxable and institutional investors). The Portfolios diversify, where appropriate, across multiple managers and strategies. The Portfolios enable the construction of custom asset allocation portfolios that best meet clients’ overall investment policies and objectives. Depending upon the objective, each Portfolio will generally seek to deliver performance that exceeds, or is in-line with, the benchmark for the Portfolio as well as a peer universe of mutual funds with similar investment strategies.

Financial markets rose dramatically over the course of the Fiscal Year (The MSCI World Index rose 39.67%). The global economy recovered sharply from the initial impact of the COVID pandemic and the associated government-mandated lockdowns. This was due to the unprecedented fiscal and monetary measures implemented across the world. As a result, consumer spending and employment recovered sharply. In November 2020, promising trial data from COVID vaccines encouraged markets further. Additional fiscal support emerged from the new U.S. administration in the new year. Confidence in a robust global upswing led to a rotation in markets from secular growth to more cyclical sectors. Small caps, financials and energy stocks rallied forcefully. In the spring of 2021, evidence of increasing inflationary pressures created concerns around the sustainability of the recovery. Despite the Federal Reserve’s assurances that it would maintain quantitative easing until substantial further progress in employment had been made, the market began to discount a peaking of growth. Treasury yields fell to 1.46% from their spring highs and many of the aforementioned beneficiaries of reflation began to ebb in favor of secular growth stocks.

U.S. equities appreciated over the twelve months ended June 30, 2021 (40.79% for the S&P 500). Value outperformed Growth stocks (Russell 1000® Value Index 43.68% versus Russell 1000® Growth Index 42.50%). International developed market equities gained 32.92% in U.S. Dollar terms. The MSCI Emerging Markets index rose 41.36% in U.S. Dollar terms. The U.S. 10-year Treasury yield rose from 0.65% to 1.49% over the year. Rising yields led the U.S. Investment Grade Bond market to a weak performance for the year (Bloomberg Barclays U.S. Aggregate Bond Index -0.33%).

Each of the Portfolios provided results consistent with their stated objectives over the fiscal year ended June 30, 2021. The performance of each Portfolio is listed in the table below and detailed summaries of the objectives, managers, and results are contained in the subsequent sections.

HC Capital Trust Portfolios	Fiscal Year 2021 Return
The Value Equity Portfolio	41.63%
Russell 1000® Value Index[1]	43.68%
The Growth Equity Portfolio	39.43%
Russell 1000® Growth Index[1]	42.50%
The Institutional U.S. Equity Portfolio	41.89%
MSCI USA Index[2]	42.51%
The Small Capitalization-Mid Capitalization Equity Portfolio	58.67%
Russell 2000® Index[1]	62.03%
The ESG Growth Portfolio	39.02%
MSCI World Index[3]	39.67%
The Catholic SRI Growth Portfolio	41.00%
MSCI World Index[3]	39.67%
The International Equity Portfolio	32.16%
MSCI EAFE Index[4]	32.92%
The Institutional International Equity Portfolio	33.57%
MSCI EAFE Index[4]	32.92%
The Emerging Markets Portfolio	37.62%
MSCI EM Index[5]	41.36%
The Core Fixed Income Portfolio	0.09%
Bloomberg Barclays U.S. Aggregate Bond Index[6]	-0.33%
The Corporate Opportunities Portfolio	13.17%
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index[7]	13.37%
The U.S. Government Fixed Income Securities Portfolio	-3.30%
Bloomberg Barclays U.S. Government Bond Index[8]	-3.10%
The Inflation Protected Securities Portfolio	2.79%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index[9]	6.51%
The U.S. Corporate Fixed Income Securities Portfolio	3.21%
Bloomberg Barclays U.S. Corporate Bond Index[10]	3.30%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	-0.51%
Bloomberg Barclays U.S. Securitized Index[11]	-0.20%
The Short-Term Municipal Bond Portfolio	0.51%
ICE BofA Merrill Lynch 1-3 Year Municipal Index[12]	1.02%
The Intermediate Term Municipal Bond Portfolio	2.70%
Bloomberg Barclays 3-10 Year Blend (2-12) Total Return Index Unhedged[13]	2.67%
Bloomberg Barclays 3-15 Year Blend Municipal Index[14]	3.33%
The Intermediate Term Municipal Bond II Portfolio	2.92%
Bloomberg Barclays 5-Year General Obligation Municipal Index[15]	1.76%

In reviewing the table above and the remainder of this report, note that past performance does not guarantee future results. The remainder of this report contains more specific details about the performance, strategy and managers in each of the Portfolios.

[1]

Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the U.S. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking U.S. common stocks from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value® Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.

[2]

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 627 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S.

[3]

The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. As of June 30, 2021, the MSCI World Index consisted of the following 23 development markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[4]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding Canada and the United States. As of June 30, 2021, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[5]

The MSCI Emerging Markets Index (“MSCI EM Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2021, the MSCI EM Index consisted of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[6]	The Bloomberg Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

[7]	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.

[8]

The Bloomberg Barclays U.S. Government Bond Index is a broad-based index that represents the general performance of U.S. Treasury and U. S. Government agency debt securities. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries, and U.S. agency debentures.

[9]	The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index consists of Inflation-Protection securities issued by the U.S. Treasury.

[10]

The Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.

[11]

The Bloomberg Barclays U.S. Securitized Index tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.

[12]

The ICE Bank of America (“BofA”) Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment-grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.

[13]	The Bloomberg Barclays 3-10 Year Blend (2-12) Total Return Index Unhedged is an index composed of bonds with maturities ranging between 2 and 12 years.

[14]	The Bloomberg Barclays 3-15 Year Blend Municipal Index is an index composed of tax-exempt bonds with maturities ranging between 2 and 17 years.

[15]

The Bloomberg Barclays 5-Year General Obligations Municipal Index is an unmanaged index generally representative of investment grade fixed-rate debt obligations issued by state and local government entities, with maturities of no more than six years.

The Value Equity Portfolio

(Unaudited)

The Value Equity Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC (“Parametric”) returned 41.63% for the fiscal year compared to 43.68% for the Russell 1000® Value Index1 and 42.44% for the average manager in the Lipper2 universe of Large Cap Value Funds.3

The Portfolio underperformed its benchmark over the period. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint. The tracking error generated by tax minimization created modest before-tax underperformance during the period.

The Portfolio is able to diversify across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent an after-tax manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 1000® Value Index measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Echo Street Capital Management LLC, Frontier Capital Management Company, LLC and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.22%
HC Advisors Shares 0.47%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Growth Equity Portfolio

(Unaudited)

The Growth Equity Portfolio (the “Portfolio”) managed by Jennison Associates, LLC (“Jennison”) and Parametric Portfolio Associates, LLC (“Parametric”) returned 39.43% for the fiscal year compared to 42.50% for the Russell 1000® Growth Index1 and 40.02% for the average manager in the Lipper2 universe of Large Cap Growth Funds.3

The Portfolio underperformed its benchmark over the period. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint. The tracking error generated by tax minimization created before-tax underperformance during the period. Jennison performed in-line with the benchmark.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 1000® Growth Index measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Echo Street Capital Management LLC and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.26%
HC Advisors Shares 0.51%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Institutional U.S. Equity Portfolio

(Unaudited)

The Institutional U.S Equity Portfolio (the “Portfolio”) managed by Jennison Associates, LLC (“Jennison”), Mellon Investments Corporation (“Mellon”), Echo Street Capital Management LLC (“Echo Street”), Pacific Investment Management Company, LLC (“PIMCO”) (the RAFITM U.S. Multi-Factor Index Strategy), Frontier Capital Management, LLC, Wellington Management Company, LLP (“Wellington”) and Parametric Portfolio Associates, LLC returned 41.89% for the fiscal year compared to 42.51% for the MSCI USA Index1 and 41.56% for the average manager in the Lipper2 universe of Multi-Cap Core Funds.3

The Portfolio modestly underperformed the benchmark primarily due to the performance of Wellington, which manages a real estate strategy. Real estate underperformed the broad U.S. market during the first half of the fiscal year as investors weighed the implications of the global pandemic on the sector. While it rebounded materially after vaccine announcements in late 2020, it still lagged at the end of the reporting period. Echo Street, Jennison, and Mellon all performed in-line with the benchmark. PIMCO was terminated during the reporting period to demonstrate our preference for fundamental stock picking strategies rather than quantitatively driven style strategies in the Portfolio’s active risk budget.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the U.S. market. With 627 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Pacific Investment Management Company, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional U.S. Equity Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI USA Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional U.S. Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.28%
HC Advisors Shares 0.53%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Small Capitalization-Mid Capitalization Equity Portfolio

(Unaudited)

The Small Capitalization-Mid Capitalization Equity Portfolio (the “Portfolio”) managed by Frontier Capital Management Company, LLC (“Frontier”) and Parametric Portfolio Associates, LLC (“Parametric”) returned 58.67% for the period compared to 62.03% return for the Russell 2000®1 Index and 60.78% for the average manager in the Lipper2 universe of Small Cap Core Funds.3

The Portfolio underperformed its benchmark over the period. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint. The tracking error generated by tax minimization contributed to before-tax underperformance during the period. Frontier underperformed the broad small cap universe as its strategy favors slightly larger cap companies. Large cap underperformed small cap during the reporting period.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 2000® Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks become the Russell 2000® Index. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Mellon Investments Corporation was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization–Mid Capitalization Equity Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization–Mid Capitalization Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.48%
HC Advisors Shares 0.73%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The ESG Growth Portfolio

(Unaudited)

The ESG Growth Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates, LLC and RBC Global Asset Management (UK) Limited (“RBC GAM”) returned 39.02% for the year compared to 39.67% for the MSCI World Index.1, 2

The Portfolio’s outperformance can be attributed both to the RBC GAM strategy since its addition in second half of the fiscal year and to the Global screening strategy, which was run by Mellon.

The Trust hired RBC GAM during the first half of the fiscal year. RBC GAM considers each potential investment on the strengths of its business model, opportunity to take market share, end market growth, and management & ESG practices.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

The Portfolio requires that the underlying managers integrate ESG criteria in their investment selection. Mellon uses third party ESG data to better understand the environmental, social and governance risks and opportunities when making investment decisions.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The ESG Growth Portfolio from 7/14/15 to 6/30/21 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The ESG Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.39%
HC Advisors Shares 0.64%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Catholic SRI Growth Portfolio

(Unaudited)

The Catholic SRI Growth Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”) returned 41.00% for the year compared to 39.67% for the MSCI World Index.1, 2

The Portfolio’s modest underperformance can be attributed primarily to the screening that is required to adhere to Catholic values, which is managed by Mellon.

The Portfolio is diversified across securities to ensure proper portfolio diversification, with the goal of providing competitive long-term returns in as consistent a manner as possible. As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to participate in this cyclicality of styles by maintaining market exposure comparable to MSCI World Index.

The Portfolio requires that the underlying managers integrate Catholic values in their investment selections, which includes negative screens. Mellon uses third party data to implement the negative screens in the Portfolio.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Catholic SRI Growth Portfolio from 1/12/16 to 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Catholic SRI Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.39%
HC Advisors Shares 0.64%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The International Equity Portfolio
The Institutional International Equity Portfolio

(Unaudited)

The International Equity Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC (“Parametric”) returned 32.16% for the period compared to 32.92% for the MSCI EAFE Index1 and 35.06% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.3

The Portfolio slightly underperformed the benchmark and outperformed the peer group. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint. The tracking error generated by tax minimization contributed to before-tax underperformance during the period.

The Institutional International Equity Portfolio (the “Institutional Portfolio”), which was managed by City of London Investment Management Company, Limited (“City of London”), Mellon Investments Corporation (“Mellon”) and Parametric returned 33.57% for the fiscal year compared to 32.92% for the MSCI EAFE Index1 and 35.06% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.

The Institutional Portfolio modestly outperformed its benchmark and its peer group. The majority of the assets are managed by Mellon and Parametric with a mandate to provide passive exposure to the benchmark index (MSCI EAFE Index). Parametric replicates the benchmark index using futures. This allows the Portfolio to have cash on hand to meet redemptions and invest opportunistically. City of London outperformed due to a favorable environment for its closed-end fund strategy that seeks portfolio appreciation derived from a top-down macro process, bottom-up stock picking, and a narrowing of the closed-end fund discount to net asset value.

[1]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is a market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, City of London Investment Management Company, Limited, Mellon Investments Corporation and WCM Investment Management LLC were also under contract to manage the Portfolios but did not have assets allocated to them. Pacific Investment Management Company, LLC was under contract to manage the Institutional International Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.24%
HC Advisors Shares 0.49%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional International Equity Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.33%
HC Advisors Shares 0.58%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Emerging Markets Portfolio

(Unaudited)

The Emerging Markets Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates, LLC (“Parametric”), RBC Global Asset Management (U.K.) Limited (“RBC GAM”) and XY Investments (HK) Limited (“XY”) returned 37.62% compared to 41.36% for the MSCI EM Index1 and 42.06% for the average manager in the Lipper2 universe of Emerging Markets Funds.3

The Trust hired XY as a manager within the Portfolio, and the strategy was subsequently funded in the first quarter of the fiscal year. Following an extensive review by the investment strategy group, the decision to hire XY was made due to conviction in the manager’s strategy to add value over the Emerging Markets opportunity set.

For the fiscal year 2021, the Portfolio modestly underperformed both the benchmark and the average manager in the industry universe. The underperformance was primarily due to the quantitative strategy run by XY utilizing equity-based total return swaps and the quality growth-oriented strategy run by RBC GAM, both of which underperformed. From XY’s funding date of August 5, 2020 through the end of the fiscal year, XY’s style benchmark (MSCI China A Onshore Net Return Index USD) returned 19.09% compared to 26.80% for the MSCI EM Index.

The Portfolio provides broad access to international emerging markets equity. The Portfolio is managed with multiple managers to provide diversification of manager style as well as diversification of firm specific risks. Mellon’s strategy provides passive exposure to the MSCI EM Index. The Portfolio diversifies amongst a large number of names and across geographies and sectors. RBC GAM employs a fundamentally driven investment process to identify attractive quality and growing companies and then constructs a diversified portfolio of those companies in accordance with industry and individual allocation guidelines. XY implements a fundamental, quantitative approach to the China onshore market. Parametric replicates benchmark index (MSCI Emerging Markets Index) using futures. This allows the Portfolio to have cash on hand to meet redemptions and invest opportunistically.

[1]

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2021, the MSCI EM Index consisted of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, City of London Investment Management Company, Limited was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Emerging Markets Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EM Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Emerging Markets Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.57%
HC Advisors Shares 0.82%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Core Fixed Income Portfolio

(Unaudited)

The Core Fixed Income Portfolio (the “Portfolio”) managed by Agincourt Capital Management, LLC (“Agincourt”) and Mellon Investments Corporation returned 0.09% for the fiscal year compared to -0.33% for the Bloomberg Barclays U.S. Aggregate Bond Index1 (“BarCap”) and 1.62% for the average fixed income manager in the Lipper2 universe of Core Bond Funds.3

The Portfolio modestly outperformed due to an overweight allocation to Agincourt’s Corporate Credit strategy which benefited from falling spreads overcoming rising base rates. The bond market declined slightly over the prior year as intermediate government rates rose from 0.28% to 0.89% (U.S. Government 5-year Note). This negative effect was slightly off-set by spread compression in U.S. Mortgage-Backed Securities and US Corporates.

The Portfolio is allocated across the three major sectors of the BarCap Index: governments, credit, and asset backed securities. The government and asset backed sectors are passively managed to provide performance in-line with their respective benchmarks. Actual results may vary marginally from the underlying benchmarks because of cash flows and because for practical purposes, the portfolios hold a representative group of the securities in the benchmarks and do not seek to fully replicate all of the individual holdings. The credit portfolio has a bit more flexibility to vary from the index by avoiding credits that the manager feels have adverse price risk. The allocations across the three sectors will vary over time based upon the relative attractiveness of the sectors. In general, the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality comparable to the benchmark.

[1]

The Bloomberg Barclays U.S. Aggregate Bond Index includes more than 8,000 taxable government, investment-grade corporate and mortgage backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Pacific Investment Management Company, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Core Fixed Income Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Core Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.36%
HC Advisors Shares 0.61%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Corporate Opportunities Portfolio*

(Unaudited)

The Corporate Opportunities Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC (“Parametric”) returned 13.17% for the fiscal year compared 13.37% for the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index1 and 15.31% for the average manager in the Lipper2 High Yield Funds universe.3

The Portfolio under-performed the benchmark and its peer group largely due to the Parametric futures strategy not perfectly replicating the benchmark. Parametric manages a portfolio of futures contracts that reflects the underlying risks of the asset class. The Adviser also directed the investment of a portion of the Portfolio’s assets in a private loan participation that contributed positively due to a higher yield than the benchmark.

The Portfolio is designed to provide investors with higher returns over time than traditional fixed income investments primarily through investment in a diversified portfolio of high yield bonds. The Portfolio may also opportunistically invest in international bonds, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans.

The Portfolio has flexibility to vary from the index by avoiding credits that the managers feel have adverse price risk.

*	The Fixed Income Opportunity Portfolio name was changed to The Corporate Opportunities Portfolio effective August 17, 2020.

[1]

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, City of London Investment Management Company, Limited, Fort Washington Investment Advisors, Inc., Mellon Investments Corporation, Pacific Investment Management Company, LLC and Western Asset Management Company, Ltd. were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Corporate Opportunities Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Corporate Opportunities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.29%
HC Advisors Shares 0.54%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The U.S. Government Fixed Income Securities Portfolio

(Unaudited)

The U.S. Government Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation returned -3.30% compared to -3.10% for the Bloomberg Barclays U.S. Government Bond Index1 and -2.36% for the average fixed income manager in the Lipper2 universe of General U.S. Government Funds.3

The Portfolio slightly underperformed the benchmark due to fees and expenses. The Portfolio is structured to perform similarly to the benchmark. As such it uses a sampling methodology to select a subset of the index universe that maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in-line with the benchmark. Since the Portfolio owns a subset of securities of the Index, there will necessarily be some tracking error.

The U.S. Government bond market posted weak performance for the fiscal year as the rates normalized from the extreme lows of the COVID crisis, pushing up long rates and concurrently pushing down prices (which move inversely to rates). The rise in global bond yields over the past year is consistent with stronger than expected inflation data and stronger growth.

[1]

The Bloomberg Barclays U.S. Government Bond Index is a broad-based index that represents the general performance of U.S. Treasury and U.S. Government Agency debt securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Parametric Portfolio Associates, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Government Fixed Income Securities Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Government Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Government Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.19%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Inflation Protected Securities Portfolio

(Unaudited)

The Inflation Protected Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation returned 2.79% compared to 6.51% for the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index1 and 7.41% for the average fixed income manager in the Lipper2 universe of Inflation Protected Bond Funds.3

Broad U.S. Fixed Income markets were flat during the fiscal year as rates normalized from deep lows of the pandemic. Inflation protected securities outperformed comparable treasury securities as the treasury bonds repriced for higher expected inflation. The rise in global bond yields over the past year is consistent with stronger than expected inflation data. The Adviser determined that Treasury Inflation Protected Securities (“TIPS”) real yields had reached unattractive levels relative to the state of the economy and decided to replace the TIPS exposure with short term governments as a temporary defensive measure. In the event, inflation breakeven rose slightly and the Portfolio underperformed its benchmark. The Adviser continues to believe that TIPS real yields make nominal short-dated Treasuries a superior risk-reward alternative.

[1]

The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is an index generally consisting of all inflation-protection securities issued by the U.S. Treasury. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Parametric Portfolio Associates, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Inflation Protected Securities Portfolio from 4/3/14 to 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Inflation Protected Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.17%
HC Advisors Shares 0.42%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The U.S. Corporate Fixed Income Securities Portfolio

(Unaudited)

The U.S. Corporate Fixed Income Securities Portfolio (the “Portfolio”) managed by Agincourt Capital Management, LLC (“Agincourt”) returned 3.21% compared to 3.30% for the Bloomberg Barclays U.S. Corporate Bond Index1 and 3.66% for the average fixed income manager in the Lipper2 universe of Corporate Debt Funds BBB-Rated Funds.3 Agincourt underperformed the benchmark by approximately 0.04%, due to fees and expenses. The Adviser also directed the investment of a portion of the Portfolio’s assets in private loan participation vehicles that contributed positively to performance.

[1]

The Bloomberg Barclays U.S. Corporate Bond Index covers USD denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Mellon Investments Corporation, Pacific Investment Management Company, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Corporate Fixed Income Securities Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Corporate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Corporate Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.21%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

(Unaudited)

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation returned -0.51% compared to -0.20% for the Bloomberg Barclays U.S. Securitized Index1 and 1.81% for the average fixed income manager in the Lipper2 universe of U.S. Mortgage Funds.3

The bond market posted negative performance for the fiscal year as rates rose from extremely low levels during the COVID pandemic. The rise in global bond yields over the past year is consistent with stronger inflation trends and stronger growth.

The Portfolio is structured to simulate the performance of the benchmark. As such the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. The Portfolio holds a subset of the securities represented in the benchmark and as a result the underperformance after fees and expenses is attributable to the tracking error of not holding every security in the index.

[1]

The Bloomberg Barclays U.S. Securitized Index is an index that tracks the performance of mortgage-backed pass through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Pacific Investment Management Company, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Securitized Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.25%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Short-Term Municipal Bond Portfolio

(Unaudited)

The Short-Term Municipal Bond Portfolio (the “Portfolio”) managed by Breckinridge Capital Advisors, Inc. returned 0.51% for the fiscal year compared to 1.02% for the ICE BofA Merrill Lynch 1-3 Year Municipal Index1 and 1.29% for the average manager in the Lipper2 universe of Short Municipal Debt Funds.

The Portfolio underperformed its benchmark and its peer group due to an emphasis on the highest quality securities which underperformed a strong market for lower quality securities.

[1]

The ICE BofA Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Short-Term Municipal Bond Portfolio for the 10-year period ended 6/30/2021, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the ICE BofA Merrill Lynch 1-3 Year Municipal Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Short-Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.28%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond Portfolio

(Unaudited)

The Intermediate Term Municipal Bond Portfolio managed by Mellon Investments Corporation (“Mellon”) returned 2.70% for the fiscal year compared to 2.67% for the Bloomberg Barclays 3-10 Year Blend (2-12) Total Return Index Unhedged1, 3.33% for the Bloomberg Barclays 3-15 Year Blend Municipal Index2 and 4.55% for the average manager in the Lipper3 Intermediate Municipal Debt Funds universe.4

The Mellon strategy underperformed the benchmark during the twelve-month reporting period. An overweight to revenue bonds compared to general obligation bonds, and an underweight to higher rated issues were detractors contributing to the underperformance during the fiscal year.

[1]

Effective at the close of business October 31, 2020, the Portfolio changed its benchmark to the Bloomberg Barclays 3-10 Year Blend (2-12) Total Return Index Unhedged to reflect intermediate municipal securities represented by the range of maturities that have narrowed to 3-10 years. The Bloomberg Barclays 3-10 Year Blend (2-12) Total Return Index is an index composed of bonds with maturities ranging between 2 and 12 years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]

The Bloomberg Barclays 3-15 Year Blend Municipal Index is an index composed of tax-exempt bonds with maturities ranging between 2 and 17 years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[3]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[4]

During the fiscal year, Breckinridge Capital Advisors, Inc., City of London Investment Management Company, Limited and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays 3-10 Year Blend (2-12) Total Return Index Unhedged and the Bloomberg Barclays 3-15 Year Blend Municipal Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.30%
HC Advisors Shares 0.55%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond II Portfolio

(Unaudited)

The Intermediate Term Municipal Bond II Portfolio (the “Portfolio”) managed by Breckinridge Capital Advisors, Inc. (“Breckinridge”) and City of London Investment Management Company, Limited (“City of London”) returned 2.92% compared to 1.76% for the Bloomberg Barclays 5-Year General Obligation Municipal Index1 and 4.55% for average manager in the Lipper2 Intermediate Municipal Debt Funds universe.3

The Breckinridge strategy underperformed the benchmark and outperformed the peer universe. The Portfolio’s higher quality bias modestly detracted from performance, which was offset by a modest contribution from security selection. Breckinridge maintains a diversified portfolio structure invested only in high-grade, intermediate-term municipal bonds.

The Adviser allocated a portion of the Portfolio’s assets to City of London in January. City of London manages a portfolio of closed-end municipal funds which has performed strongly as discounts to net asset value have narrowed.

[1]

The Bloomberg Barclays 5-Year General Obligation Municipal Index is an index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Parametric Portfolio Associates, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond II Portfolio for the 10-year period ended 6/30/21, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays 5-Year General Obligation Municipal Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond II Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.29%
HC Advisors Shares 0.54%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2021, expense ratios can be found in the financial highlights.

Conclusion

The performance of the Portfolios for the fiscal year was consistent with our expectations. Our view of global equities is approximately neutral. Forward estimates of earnings have risen sharply with the overall recovery of the global economy. While current forward-looking multiples of earnings are elevated relative to history, interest rates remain at exceptionally unattractive levels. Given the strong impetus to continued growth from both fiscal and monetary measure, we believe that global equities merit a full allocation.

We continue to seek to broaden the opportunity set of investment portfolios available to our clients for fulfilling their asset allocation and investment policy objectives. We also continue to maintain a comprehensive dual-track, investment management and compliance review and due diligence processes to identify, select, implement, monitor and manage the investment managers and investment strategies we employ within each Portfolio.

Finally, we are constantly seeking ways to improve our management of each Portfolio. The volatility overlay we implemented last year in a number of the Portfolios to capture the volatility risk premium has been effective. We continue to explore new strategies that exploit more differentiated opportunities among factor-based investment styles.

As ever, we appreciate your continued trust and confidence.

HC Capital Solutions

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks — 99.23%
	Aerospace & Defense — 1.45%
3,065	HEICO Corp.	$427
1,057	L3Harris Technologies, Inc.	228
5,411	Lockheed Martin Corp.	2,047
747	Northrop Grumman Corp.	271
18,437	Raytheon Technologies Corp.	1,573
5,330	Spirit Aerosystems Holdings, Inc., Class - A	252
431	Teledyne Technologies, Inc.(a)	181
8,457	The Boeing Co.(a)	2,026
4,528	TransDigm Group, Inc.(a)	2,931
3,348	Virgin Galactic Holdings, Inc.(a)	154
		10,090
	Air Freight & Logistics — 0.75%
305	Expeditors International of Washington, Inc.	39
4,786	FedEx Corp.	1,428
16,845	United Parcel Service, Inc., Class - B	3,503
1,886	XPO Logistics, Inc.(a)	264
		5,234
	Airlines — 0.26%
2,805	Alaska Air Group, Inc.(a)	169
2,097	Copa Holdings SA, Class - A(a)	158
14,331	Delta Air Lines, Inc.(a)	620
9,365	JetBlue Airways Corp.(a)	157
10,506	Southwest Airlines Co.(a)	558
3,333	United Airlines Holdings, Inc.(a)	174
		1,836
	Auto Components — 0.43%
585	Gentex Corp.	19
12,500	Lear Corp.	2,191
4,770	QuantumScape Corp.(a)	140
37,827	The Goodyear Tire & Rubber Co.(a)	649
		2,999
	Automobiles — 1.24%
7,064	General Motors Co.(a)	418
12,130	Tesla, Inc.(a)	8,245
		8,663
	Banks — 4.34%
232,714	Bank of America Corp.	9,594
16,687	Bank OZK	704
18,854	Citigroup, Inc.	1,334
1,826	Citizens Financial Group, Inc.	84
15,989	Comerica, Inc.	1,141
596	Commerce Bancshares, Inc.	44
1,552	Cullen/Frost Bankers, Inc.	174
3,013	East West Bancorp, Inc.	216
13,076	Fifth Third Bancorp	500
6,815	First Hawaiian, Inc.	193
1,892	First Republic Bank	354

Shares	Security Description	Value (000)
	Banks (continued)
41,225	Huntington Bancshares, Inc.	$588
52,407	JPMorgan Chase & Co.	8,150
17,314	KeyCorp	358
2,282	M&T Bank Corp.	332
10,303	People’s United Financial, Inc.	177
8,270	PNC Financial Services Group, Inc.	1,578
710	SVB Financial Group(a)	395
42,174	Synovus Financial Corp.	1,850
32,258	Truist Financial Corp.	1,790
9,426	Umpqua Holdings Corp.	174
9,321	Zions Bancorp NA	493
		30,223
	Beverages — 1.52%
4,600	Brown-Forman Corp., Class - B	345
2,846	Constellation Brands, Inc., Class - A	666
6,891	Keurig Dr Pepper, Inc.	243
4,530	Monster Beverage Corp.(a)	414
28,839	PepsiCo, Inc.	4,273
85,987	The Coca-Cola Co.	4,652
		10,593
	Biotechnology — 2.48%
34,760	AbbVie, Inc.	3,915
8,886	Agios Pharmaceuticals, Inc.(a)	490
3,793	Alexion Pharmaceuticals, Inc.(a)	697
2,223	Alnylam Pharmaceuticals, Inc.(a)	377
16,160	Amgen, Inc.	3,938
2,901	Biogen, Inc.(a)	1,005
1,560	Exact Sciences Corp.(a)	194
5,525	Iovance Biotherapeutics, Inc.(a)	144
3,298	Moderna, Inc.(a)	775
712	Novavax, Inc.(a)	151
5,614	Sage Therapeutics, Inc.(a)	319
1,744	Sarepta Therapeutics, Inc.(a)	136
8,247	Seagen, Inc.(a)	1,302
17,938	United Therapeutics Corp.(a)	3,218
3,143	Vertex Pharmaceuticals, Inc.(a)	634
		17,295
	Building Products — 0.65%
10,045	A.O. Smith Corp.	724
21,311	Carrier Global Corp.	1,036
13,273	Johnson Controls International PLC	911
6,549	Masco Corp.	386
7,831	Trane Technologies PLC	1,441
		4,498
	Capital Markets — 2.55%
4,496	Affiliated Managers Group, Inc.	693
2,506	Ameriprise Financial, Inc.	624
2,656	Ares Management Corp., Class - A	169

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Markets (continued)
4,582	BlackRock, Inc., Class - A	$4,008
1,669	CME Group, Inc.	355
4,721	Evercore, Inc., Class - A	665
16,955	Franklin Resources, Inc.	542
2,293	Interactive Brokers Group, Inc., Class - A	151
1,491	Intercontinental Exchange, Inc.	177
9,972	Invesco Ltd.	267
9,493	KKR & Co., Inc., Class - A	562
20,369	Morgan Stanley	1,868
686	Morningstar, Inc.	176
629	Nasdaq, Inc.	111
3,423	Northern Trust Corp.	396
7,695	State Street Corp.	633
7,780	T. Rowe Price Group, Inc.	1,540
25,629	The Charles Schwab Corp.	1,866
7,506	The Goldman Sachs Group, Inc.	2,849
4,599	Virtu Financial, Inc., Class - A	127
		17,779
	Chemicals — 1.66%
9,871	Air Products & Chemicals, Inc.	2,840
4,923	Axalta Coating Systems Ltd.(a)	150
1,640	Celanese Corp., Series A	249
47,387	CF Industries Holdings, Inc.	2,438
9,311	Corteva, Inc.	413
9,217	Dow, Inc.	583
13,149	DuPont de Nemours, Inc.	1,018
2,375	Huntsman Corp.	63
1,665	Linde PLC	481
7,173	LyondellBasell Industries N.V., Class - A	738
24,876	Olin Corp.	1,151
6,716	PPG Industries, Inc.	1,140
1,538	The Scotts Miracle-Gro Co.	295
		11,559
	Commercial Services & Supplies — 0.95%
11,948	Clean Harbors, Inc.(a)	1,113
27,349	Copart, Inc.(a)	3,604
3,003	IAA, Inc.(a)	164
3,003	KAR Auction Services, Inc.(a)	53
1,270	Republic Services, Inc.	140
2,747	Stericycle, Inc.(a)	197
9,682	Waste Management, Inc.	1,357
		6,628
	Communications Equipment — 0.81%
90,637	Cisco Systems, Inc.	4,804
31,124	Commscope Holding, Inc.(a)	663
774	Motorola Solutions, Inc.	168
		5,635

Shares	Security Description	Value (000)
	Construction & Engineering — 0.08%
3,578	AECOM(a)	$226
841	Arcosa, Inc.	49
717	Jacobs Engineering Group, Inc.	96
2,295	Quanta Services, Inc.	208
		579
	Construction Materials — 0.13%
1,351	Martin Marietta Materials, Inc.	475
2,578	Vulcan Materials Co.	449
		924
	Consumer Finance — 1.17%
20,867	American Express Co.	3,447
20,025	Capital One Financial Corp.	3,098
6,409	Discover Financial Services	758
14,450	OneMain Holdings, Inc.	866
		8,169
	Containers & Packaging — 0.46%
10,307	Amcor PLC	118
262	AptarGroup, Inc.	37
27	Avery Dennison Corp.	6
22,939	Ball Corp.	1,859
10,608	International Paper Co.	650
2,050	Packaging Corporation of America	278
2,320	Silgan Holdings, Inc.	96
2,452	Sonoco Products Co.	164
		3,208
	Distributors — 0.07%
3,827	Genuine Parts Co.	484
	Diversified Consumer Services — 0.32%
12,786	Bright Horizons Family Solutions, Inc.(a)	1,881
7,498	H&R Block, Inc.	176
3,097	Service Corp. International	166
		2,223
	Diversified Financial Services — 0.99%
21,024	Berkshire Hathaway, Inc., Class - B(a)	5,843
14,613	Equitable Holdings, Inc.	445
17,093	Jefferies Financial Group, Inc.	585
		6,873
	Diversified Telecommunication Services — 0.71%
52,096	AT&T, Inc.	1,499
50,123	Lumen Technologies, Inc.	681
48,924	Verizon Communications, Inc.	2,742
		4,922
	Electric Utilities — 1.40%
1,604	Alliant Energy Corp.	89
30,034	American Electric Power Co., Inc.	2,541
7,685	Duke Energy Corp.	759
1,914	Edison International	111

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Electric Utilities (continued)
9,746	Eversource Energy	$782
9,106	Exelon Corp.	403
3,311	Hawaiian Electric Industries, Inc.	140
35,480	NextEra Energy, Inc.	2,599
12,361	PG&E Corp.(a)	126
32,159	The Southern Co.	1,946
4,017	Xcel Energy, Inc.	265
		9,761
	Electrical Equipment — 0.69%
3,350	AMETEK, Inc.	447
12,355	Eaton Corp. PLC	1,832
16,658	Emerson Electric Co.	1,603
803	Enphase Energy, Inc.(a)	147
4,041	Plug Power, Inc.(a)	138
3,984	Regal-Beloit Corp.	532
2,447	Sunrun, Inc.(a)	136
		4,835
	Electronic Equipment, Instruments & Components — 0.04%
769	Arrow Electronics, Inc.(a)	88
512	Dolby Laboratories, Inc., Class - A	50
1,050	Keysight Technologies, Inc.(a)	162
		300
	Energy Equipment & Services — 0.70%
26,930	Halliburton Co.	623
12,675	Helmerich & Payne, Inc.	414
251,709	Patterson-UTI Energy, Inc.	2,501
42,009	Schlumberger Ltd.	1,345
		4,883
	Entertainment — 1.57%
2,063	Activision Blizzard, Inc.	197
2,970	Liberty Media Corp. - Liberty Formula One, Class - C(a)	143
1,526	Live Nation Entertainment, Inc.(a)	134
7,509	Netflix, Inc.(a)	3,966
457	Spotify Technology SA(a)	126
36,143	The Walt Disney Co.(a)	6,353
		10,919
	Equity Real Estate Investment Trusts — 2.72%
992	Alexandria Real Estate Equities, Inc.	180
3,172	American Campus Communities, Inc.	148
3,688	American Homes 4 Rent, Class - A	143
5,297	American Tower Corp.	1,431
566	Apartment Income REIT Corp.	27
2,773	Boston Properties, Inc.	318
27,975	Brixmor Property Group, Inc.	640
7,024	Camden Property Trust	932
4,700	Corporate Office Properties Trust	132

Shares	Security Description	Value (000)
	Equity Real Estate Investment Trusts (continued)
7,417	Crown Castle International Corp.	$1,446
5,913	CubeSmart	274
1,783	CyrusOne, Inc.	128
968	Digital Realty Trust, Inc.	146
6,566	Duke Realty Corp.	311
25,003	Empire State Realty Trust, Inc.	300
726	Equinix, Inc.	583
2,122	Equity Lifestyle Properties, Inc.	158
507	Essex Property Trust, Inc.	152
2,294	Extra Space Storage, Inc.	376
1,385	Federal Realty Investment Trust	162
26,253	Healthcare Trust of America, Inc., Class - A	701
12,588	Healthpeak Properties, Inc.	419
25,091	Host Hotels & Resorts, Inc.(a)	429
10,627	Invitation Homes, Inc.	396
5,259	Iron Mountain, Inc.	223
4,087	JBG SMITH Properties	129
846	Lamar Advertising Co., Class - A	88
3,183	Life Storage, Inc.	342
6,040	Medical Properties Trust, Inc.	121
2,029	Mid-America Apartment Communities, Inc.	342
2,890	Omega Healthcare Investors, Inc.	105
15,065	Paramount Group, Inc.	152
10,542	Prologis, Inc.	1,260
2,688	Public Storage	808
19,572	Realty Income Corp.	1,306
6,543	Rexford Industrial Realty, Inc.	373
37,420	Service Properties Trust	471
1,033	Simon Property Group, Inc.	135
1,702	SL Green Realty Corp.	136
1,367	Sun Communities, Inc.	234
35,601	The Macerich Co.	650
4,609	UDR, Inc.	226
2,307	Ventas, Inc.	132
8,362	VICI Properties, Inc.	259
16,526	Vornado Realty Trust	771
15,025	Weingarten Realty Investors	482
1,917	Welltower, Inc.	159
1,573	WP Carey, Inc.	117
		18,953
	Food & Staples Retailing — 1.06%
3,254	Casey’s General Stores, Inc.	633
1,943	Costco Wholesale Corp.	769
9,412	Sysco Corp.	732
9,040	The Kroger Co.	346
34,781	Walmart, Inc.	4,905
		7,385

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Food Products — 0.87%
13,782	Archer-Daniels-Midland Co.	$836
928	Beyond Meat, Inc.(a)	146
3,551	Campbell Soup Co.	162
16,807	Conagra Brands, Inc.	611
5,689	Flowers Foods, Inc.	138
12,760	General Mills, Inc.	777
2,450	Hormel Foods Corp.	117
10,284	Kellogg Co.	662
3,010	Lamb Weston Holding, Inc.	243
9,502	Mondelez International, Inc., Class - A	593
1,277	Post Holdings, Inc.(a)	139
6,350	The Hain Celestial Group, Inc.(a)	255
1,964	The Hershey Co.	342
13,887	The Kraft Heinz Co.	566
6,256	Tyson Foods, Inc., Class - A	461
		6,048
	Gas Utilities — 0.01%
808	Atmos Energy Corp.	78
	Health Care Equipment & Supplies — 2.83%
48,674	Abbott Laboratories	5,642
1,636	Align Technology, Inc.(a)	1,000
2,461	Baxter International, Inc.	198
4,797	Becton, Dickinson & Co.	1,167
3,501	Danaher Corp.	940
5,780	DENTSPLY SIRONA, Inc.	366
773	Dexcom, Inc.(a)	330
2,250	Edwards Lifesciences Corp.(a)	233
699	ICU Medical, Inc.(a)	144
1,653	IDEXX Laboratories, Inc.(a)	1,044
573	Intuitive Surgical, Inc.(a)	527
39,271	Medtronic PLC	4,874
3,499	Penumbra, Inc.(a)	959
1,498	STERIS PLC	309
6,183	Stryker Corp.	1,606
212	Teleflex, Inc.	85
352	The Cooper Companies, Inc.	139
812	Zimmer Biomet Holdings, Inc.	131
		19,694
	Health Care Providers & Services — 2.48%
3,127	AmerisourceBergen Corp.	358
4,252	Anthem, Inc.	1,623
24,101	Centene Corp.(a)	1,758
12,651	Cigna Corp.	2,999
14,322	CVS Health Corp.	1,195
1,535	DaVita, Inc.(a)	185
2,167	Encompass Health Corp.	169
1,483	Guardant Health, Inc.(a)	184

Shares	Security Description	Value (000)
	Health Care Providers & Services (continued)
4,756	HCA Healthcare, Inc.	$983
2,789	Humana, Inc.	1,235
2,131	Laboratory Corporation of America Holdings(a)	588
4,072	McKesson Corp.	779
992	Molina Heathcare, Inc.(a)	251
2,928	Quest Diagnostics, Inc.	386
11,048	UnitedHealth Group, Inc.	4,425
1,312	Universal Health Services, Inc., Class - B	192
		17,310
	Health Care Technology — 0.61%
1,939	Cerner Corp.	152
2,460	Teladoc Health, Inc.(a)	409
11,861	Veeva Systems, Inc., Class - A(a)	3,688
		4,249
	Hotels, Restaurants & Leisure — 1.70%
1,325	Caesars Entertainment, Inc.(a)	137
14,299	Carnival Corp.(a)	377
2,249	Darden Restaurants, Inc.	328
5,098	DraftKings, Inc., Class - A(a)	266
148	Hilton Worldwide Holdings, Inc.(a)	18
1,894	Hyatt Hotels Corp., Class - A(a)	147
10,799	Las Vegas Sands Corp.(a)	569
1,434	Marriott International, Inc., Class - A(a)	196
20,166	McDonald’s Corp.	4,657
25,451	Norwegian Cruise Line Holdings Ltd.(a)	749
1,779	Penn National Gaming, Inc.(a)	136
3,679	Royal Caribbean Cruises Ltd.(a)	314
5,125	Six Flags Entertainment Corp.(a)	222
30,827	Starbucks Corp.	3,447
546	Vail Resorts, Inc.(a)	173
1,085	Wynn Resorts Ltd.(a)	133
		11,869
	Household Durables — 0.46%
3,443	D.R. Horton, Inc.	311
3,121	Garmin Ltd.	451
3,252	Leggett & Platt, Inc.	168
6,964	Lennar Corp., Class - A	692
83	Lennar Corp., Class - B	7
4,132	PulteGroup, Inc.	225
710	Roku, Inc.(a)	326
17,676	Toll Brothers, Inc.	1,023
		3,203
	Household Products — 1.50%
2,171	Church & Dwight Co., Inc.	185
18,737	Kimberly-Clark Corp.	2,507
428	Spectrum Brands Holdings, Inc.	36
1,218	The Clorox Co.	219

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Household Products (continued)
55,605	The Procter & Gamble Co.	$7,503
		10,450
	Industrial Conglomerates — 0.85%
12,155	3M Co.	2,414
16,050	Honeywell International, Inc.	3,521
41	Roper Technologies, Inc.	19
		5,954
	Insurance — 1.86%
23,465	Aflac, Inc.	1,259
560	Aon PLC, Class - A	134
3,483	Arthur J. Gallagher & Co.	488
1,195	Assurant, Inc.	187
2,312	AXIS Capital Holdings Ltd.	113
1,344	Brown & Brown, Inc.	71
3,252	Cincinnati Financial Corp.	379
52,976	Fidelity National Financial, Inc.	2,302
1,269	Lemonade, Inc.(a)	139
9,177	Lincoln National Corp.	577
2,577	Marsh & McLennan Companies, Inc.	363
2,536	Mercury General Corp.	165
26,353	MetLife, Inc.	1,577
7,077	Old Republic International Corp.	176
6,114	Prudential Financial, Inc.	627
26,534	The Allstate Corp.	3,461
2,945	The Progressive Corp.	289
2,164	W.R. Berkley Corp.	161
2,293	Willis Towers Watson PLC	527
		12,995
	Interactive Media & Services — 6.54%
6,329	Alphabet, Inc., Class - A(a)	15,454
4,583	Alphabet, Inc., Class - C(a)	11,486
51,914	Facebook, Inc., Class - A(a)	18,051
2,092	Twitter, Inc.(a)	144
3,559	Zillow Group, Inc., Class - C(a)	435
		45,570
	Internet & Direct Marketing Retail — 4.09%
7,971	Amazon.com, Inc.(a)	27,422
15,824	eBay, Inc.	1,111
		28,533
	IT Services — 5.32%
2,831	Accenture PLC, Class - A	835
2,108	Akamai Technologies, Inc.(a)	246
1,853	Cognizant Technology Solutions Corp.	128
9,028	EPAM Systems, Inc.(a)	4,613
642	Fidelity National Information Services, Inc.	91
22,431	GoDaddy, Inc., Class - A(a)	1,951
1,829	Leidos Holdings, Inc.	185

Shares	Security Description	Value (000)
	IT Services (continued)
18,311	MasterCard, Inc., Class - A	$6,685
14,603	Okta, Inc.(a)	3,573
6,910	Paychex, Inc.	741
34,290	PayPal Holdings, Inc.(a)	9,995
974	Square, Inc., Class - A(a)	237
10,501	The Western Union Co.	241
2,174	Twilio, Inc., Class - A(a)	857
5,412	VeriSign, Inc.(a)	1,232
23,246	Visa, Inc., Class - A	5,435
43	WEX, Inc.(a)	8
		37,053
	Leisure Products — 0.18%
1,780	Brunswick Corp.	177
2,849	Hasbro, Inc.	269
10,271	Mattel, Inc.(a)	206
1,164	Peloton Interactive, Inc., Class - A(a)	144
3,276	Polaris, Inc.	450
		1,246
	Life Sciences Tools & Services — 1.06%
4,371	Agilent Technologies, Inc.	646
398	Bio-Rad Laboratories, Inc., Class - A(a)	256
1,294	Bruker Corp.	98
438	Charles River Laboratories International, Inc.(a)	162
710	IQVIA Holdings, Inc.(a)	172
2,796	Mettler-Toledo International, Inc.(a)	3,874
485	PerkinElmer, Inc.	75
2,339	QIAGEN N.V.(a)	113
3,456	Thermo Fisher Scientific, Inc.	1,744
720	Waters Corp.(a)	249
		7,389
	Machinery — 1.61%
11,054	AGCO Corp.	1,441
3,149	Allison Transmission Holdings, Inc.	125
12,196	Caterpillar, Inc.	2,655
4,945	Colfax Corp.(a)	227
5,428	Cummins, Inc.	1,323
53	Donaldson Companies, Inc.	3
4,752	Dover Corp.	716
1,740	Fortive Corp.	121
28	IDEX Corp.	6
6,910	Ingersoll-Rand, Inc.(a)	337
1,442	ITT, Inc.	132
1,244	Nordson Corp.	273
17,062	Oshkosh Corp.	2,127
7,507	Otis Worldwide Corp.	614
1,326	PACCAR, Inc.	118
1,693	Parker Hannifin Corp.	520
2,490	The Timken Co.	201

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
2,314	Trinity Industries, Inc.	$62
1,711	Westinghouse Air Brake Technologies Corp.	141
485	Xylem, Inc.	58
		11,200
	Media — 1.36%
1,042	Charter Communications, Inc., Class - A(a)	752
123,826	Comcast Corp., Class - A	7,060
4,889	Fox Corp., Class - A	182
2,709	Liberty Broadband Corp., Class - C(a)	470
3,789	Omnicom Group, Inc.	303
15,400	ViacomCBS, Inc., Class - B	696
		9,463
	Metals & Mining — 0.30%
18,550	Newmont Corp.	1,176
8,225	Nucor Corp.	789
1,912	Steel Dynamics, Inc.	114
		2,079
	Mortgage Real Estate Investment Trusts — 0.12%
19,854	AGNC Investment Corp.	335
40,328	Annaly Capital Management, Inc.	358
15,165	New Residential Investment Corp.	161
		854
	Multiline Retail — 0.77%
952	Dollar General Corp.	206
4,191	Dollar Tree, Inc.(a)	417
5,126	Ollie’s Bargain Outlet Holdings, Inc.(a)	431
17,745	Target Corp.	4,290
		5,344
	Multi-Utilities — 0.89%
2,674	Ameren Corp.	214
1,937	CMS Energy Corp.	114
1,642	Consolidated Edison, Inc.	118
24,990	Dominion Energy, Inc.	1,839
1,043	DTE Energy Co.	135
72,854	NiSource, Inc.	1,785
5,865	Public Service Enterprise Group, Inc.	350
951	Sempra Energy	126
17,371	WEC Energy Group, Inc.	1,545
		6,226
	Oil, Gas & Consumable Fuels — 1.99%
19,551	Antero Midstream Corp.	203
21,068	Cabot Oil & Gas Corp.	368
7,263	Cheniere Energy, Inc.(a)	630
19,851	Chevron Corp.	2,080
10,799	Cimarex Energy Co.	782
5,077	ConocoPhillips	309

Shares	Security Description	Value (000)
	Oil, Gas & Consumable Fuels (continued)
45,056	Continental Resources, Inc.	$1,713
30,851	Devon Energy Corp.	901
3,995	EOG Resources, Inc.	333
7,396	EQT Corp.(a)	165
23,303	Exxon Mobil Corp.	1,470
16,993	Hess Corp.	1,484
11,538	Marathon Petroleum Corp.	697
26,124	Occidental Petroleum Corp.	817
6,401	ONEOK, Inc.	356
6,951	Targa Resources Corp.	309
41,203	The Williams Companies, Inc.	1,094
2,242	Valero Energy Corp.	175
		13,886
	Personal Products — 0.08%
1,700	The Estee Lauder Companies, Inc.	541
	Pharmaceuticals — 3.52%
40,491	Bristol-Myers Squibb Co.	2,706
1,441	Catalent, Inc.(a)	156
4,682	Elanco Animal Health, Inc.(a)	162
19,272	Eli Lilly & Co.	4,423
1,000	Jazz Pharmaceuticals PLC(a)	178
44,819	Johnson & Johnson	7,383
64,349	Merck & Co., Inc.	5,004
6,434	Organon & Co.(a)	195
99,288	Pfizer, Inc.	3,888
1,312	Reata Pharmaceuticals, Inc., Class - A(a)	186
8,926	Viatris, Inc.	128
790	Zoetis, Inc.	147
		24,556
	Professional Services — 0.66%
26,820	CoStar Group, Inc.(a)	2,222
1,081	Equifax, Inc.	259
950	IHS Markit Ltd.	107
825	Robert Half International, Inc.	73
10,910	Verisk Analytics, Inc., Class - A	1,906
		4,567
	Real Estate Management & Development — 0.11%
1,691	CBRE Group, Inc., Class - A(a)	145
4,563	Howard Hughes Corp.(a)	445
10,035	Opendoor Technologies, Inc.(a)	178
		768
	Road & Rail — 0.98%
327	AMERCO	193
4,011	CSX Corp.	129
2,655	Knight-Swift Transportation Holdings, Inc.	121
5,345	Norfolk Southern Corp.	1,419
1,462	Old Dominion Freight Line, Inc.	371
7,527	Ryder System, Inc.	559

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Road & Rail (continued)
18,473	Union Pacific Corp.	$4,062
		6,854
	Semiconductors & Semiconductor Equipment — 4.66%
5,196	Advanced Micro Devices, Inc.(a)	488
21,151	Applied Materials, Inc.	3,012
2,567	Broadcom, Inc.	1,224
113,563	Intel Corp.	6,375
3,302	KLA Corp.	1,071
1,129	Lam Research Corp.	735
6,026	Marvell Technology, Inc.	351
5,918	Maxim Integrated Products, Inc.	624
2,758	Micron Technology, Inc.(a)	234
12,565	NVIDIA Corp.	10,052
9,772	QUALCOMM, Inc.	1,397
3,842	Skyworks Solutions, Inc.	737
23,905	Texas Instruments, Inc.	4,597
6,964	Universal Display Corp.	1,548
115	Xilinx, Inc.	17
		32,462
	Software — 10.07%
12,361	Adobe, Inc.(a)	7,239
10,190	Autodesk, Inc.(a)	2,974
27,227	Manhattan Associates, Inc.(a)	3,944
139,124	Microsoft Corp.	37,688
56,988	Oracle Corp.	4,436
5,203	Palantir Technologies, Inc., Class - A(a)	137
8,321	PAYCOM Software, Inc.(a)	3,024
12,765	Proofpoint, Inc.(a)	2,218
8,384	RingCentral, Inc., Class - A(a)	2,436
4,117	Salesforce.com, Inc.(a)	1,006
8,243	ServiceNow, Inc.(a)	4,530
668	Synopsys, Inc.(a)	184
1,172	Zoom Video Communications, Inc., Class - A(a)	454
		70,270
	Specialty Retail — 2.41%
1,187	Advance Auto Parts, Inc.	244
2,829	AutoNation, Inc.(a)	268
22	AutoZone, Inc.(a)	33
7,757	Best Buy Co., Inc.	892
631	Burlington Stores, Inc.(a)	203
4,224	CarMax, Inc.(a)	546
4,609	Dick’s Sporting Goods, Inc.	462
923	Five Below, Inc.(a)	178
37,859	Floor & Decor Holdings, Inc., Class - A(a)	4,001
3,466	Foot Locker, Inc.	214
6,524	L Brands, Inc.	470
3,541	Lowe’s Cos., Inc.	687

Shares	Security Description	Value (000)
	Specialty Retail (continued)
7,287	Penske Automotive Group, Inc.	$550
1,818	Ross Stores, Inc.	225
17,296	The Home Depot, Inc.	5,515
21,249	The TJX Companies, Inc.	1,433
2,059	Tractor Supply Co.	383
3,016	Williams-Sonoma, Inc.	482
		16,786
	Technology Hardware, Storage & Peripherals — 6.31%
296,954	Apple, Inc.	40,671
87,946	HP, Inc.	2,655
2,448	NetApp, Inc.	200
6,217	Western Digital Corp.(a)	442
		43,968
	Textiles, Apparel & Luxury Goods — 0.59%
6,619	Capri Holdings Ltd.(a)	379
1,404	Carter’s, Inc.	145
1,276	Columbia Sportswear Co.	126
30,504	Hanesbrands, Inc.	570
9,274	NIKE, Inc., Class - B	1,432
1,533	Ralph Lauren Corp.	181
7,801	Tapestry, Inc.(a)	339
12,187	Under Armour, Inc., Class - C(a)	226
9,131	V.F. Corp.	748
		4,146
	Thrifts & Mortgage Finance — 0.02%
7,171	TFS Financial Corp.	146
	Tobacco — 0.38%
36,600	Altria Group, Inc.	1,745
9,309	Philip Morris International, Inc.	923
		2,668
	Trading Companies & Distributors — 0.32%
20,048	Fastenal Co.	1,042
1,130	Watsco, Inc.	324
8,335	WESCO International, Inc.(a)	857
		2,223
	Water Utilities — 0.03%
1,178	American Water Works Co., Inc.	182
	Wireless Telecommunication Services — 0.49%
23,667	T-Mobile US, Inc.(a)	3,428
	Total Common Stocks	691,708

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Investment Company — 0.30%
2,095,376	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01%(b)	$2,095
	Total Investment Company	2,095
	Purchased Options on Futures — 0.01%
	Total Purchased Options on Futures	101
	Total Investments (cost $315,312) — 99.54%	693,904
	Other assets in excess of liabilities — 0.46%	3,213
	Net Assets — 100.00%	$697,117

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	Annualized 7-day yield as of period-end.

REIT—Real Estate Investment Trust

As of June 30, 2021, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2021.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	13	9/17/21	$2,788	$38
E-Mini S&P Midcap 400 Future	5	9/17/21	1,346	(27)
			$4,134	$11
	Total Unrealized Appreciation			$38
	Total Unrealized Depreciation			(27)
	Total Net Unrealized Appreciation/(Depreciation)			$11

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	4	$732	$3,660.00	7/16/21	$—
E-Mini S&P 500 Future Option	Put	4	750	3,750.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	4	782	3,910.00	7/16/21	(1)
E-Mini S&P 500 Future Option	Put	8	1,580	3,950.00	7/16/21	(1)
E-Mini S&P 500 Future Option	Put	4	744	3,720.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	5	925	3,700.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	4	736	3,680.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	4	700	3,500.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	4	720	3,600.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	4	730	3,650.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	8	1,528	3,820.00	7/30/21	(3)
E-Mini S&P 500 Future Option	Put	4	766	3,830.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	4	762	3,810.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	4	760	3,800.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	3	564	3,760.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	4	730	3,650.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	4	770	3,850.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	4	700	3,500.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	4	720	3,600.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	8	1,560	3,900.00	7/30/21	(4)
E-Mini S&P 500 Future Option	Put	8	1,520	3,800.00	8/20/21	(6)
E-Mini S&P 500 Future Option	Put	6	1,221	4,070.00	8/20/21	(10)
E-Mini S&P 500 Future Option	Put	5	965	3,860.00	8/20/21	(4)
E-Mini S&P 500 Future Option	Put	8	1,540	3,850.00	8/20/21	(7)
E-Mini S&P 500 Future Option	Put	5	960	3,840.00	8/20/21	(4)
E-Mini S&P 500 Future Option	Put	11	2,063	3,750.00	8/20/21	(7)
E-Mini S&P 500 Future Option	Put	5	945	3,780.00	8/20/21	(3)
E-Mini S&P 500 Future Option	Put	5	958	3,830.00	8/20/21	(4)
E-Mini S&P 500 Future Option	Put	6	1,110	3,700.00	8/31/21	(5)
E-Mini S&P 500 Future Option	Put	5	940	3,760.00	8/31/21	(5)
E-Mini S&P 500 Future Option	Put	7	1,313	3,750.00	8/31/21	(6)
E-Mini S&P 500 Future Option	Put	5	933	3,730.00	8/31/21	(4)
E-Mini S&P 500 Future Option	Put	8	1,540	3,850.00	8/31/21	(9)
E-Mini S&P 500 Future Option	Put	3	585	3,900.00	8/31/21	(4)
E-Mini S&P 500 Future Option	Put	8	1,580	3,950.00	8/31/21	(13)
E-Mini S&P 500 Future Option	Put	8	1,601	4,000.00	9/17/21	(19)
E-Mini S&P 500 Future Option	Put	2	385	3,850.00	9/17/21	(3)
E-Mini S&P 500 Future Option	Put	8	1,580	3,950.00	9/17/21	(17)
E-Mini S&P 500 Future Option	Put	4	800	4,000.00	9/30/21	(12)
						$(161)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Exchanged-traded options on futures contacts purchased as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	4	$838	$4,190.00	7/16/21	$3
E-Mini S&P 500 Future Option	Put	4	830	4,150.00	7/16/21	2
E-Mini S&P 500 Future Option	Put	4	830	4,150.00	7/30/21	5
E-Mini S&P 500 Future Option	Put	4	820	4,100.00	7/30/21	4
E-Mini S&P 500 Future Option	Put	3	638	4,250.00	8/20/21	10
E-Mini S&P 500 Future Option	Put	4	830	4,150.00	8/20/21	9
E-Mini S&P 500 Future Option	Put	4	820	4,100.00	8/20/21	8
E-Mini S&P 500 Future Option	Put	4	840	4,200.00	8/31/21	13
E-Mini S&P 500 Future Option	Put	4	850	4,250.00	9/17/21	20
E-Mini S&P 500 Future Option	Put	4	840	4,200.00	9/17/21	16
E-Mini S&P 500 Future Option	Put	2	425	4,250.00	9/30/21	11
						$101

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks — 98.54%
	Aerospace & Defense — 1.43%
890	BWX Technologies, Inc.	$52
5,461	General Dynamics Corp.	1,028
391	HEICO Corp.	55
728	HEICO Corp., Class - A	90
2,104	Huntington Ingalls Industries, Inc.	443
4,826	L3Harris Technologies, Inc.	1,043
5,693	Lockheed Martin Corp.	2,154
1,511	Northrop Grumman Corp.	549
33,522	Raytheon Technologies Corp.	2,861
64,443	Safran SA, ADR	2,237
209	Teledyne Technologies, Inc.(a)	88
5,365	The Boeing Co.(a)	1,285
475	TransDigm Group, Inc.(a)	307
25,237	Virgin Galactic Holdings, Inc.(a)	1,161
		13,353
	Air Freight & Logistics — 0.18%
4,946	Expeditors International of Washington, Inc.	626
7,548	XPO Logistics, Inc.(a)	1,056
		1,682
	Airlines — 0.22%
12,994	Alaska Air Group, Inc.(a)	784
18,665	Delta Air Lines, Inc.(a)	807
27,293	JetBlue Airways Corp.(a)	458
		2,049
	Automobiles — 1.96%
71,725	Ford Motor Co.(a)	1,066
25,335	Tesla, Inc.(a)	17,220
		18,286
	Banks — 2.75%
33,119	Bank of America Corp.	1,365
13,206	Bank OZK	557
61,197	Citigroup, Inc.	4,330
13,240	Citizens Financial Group, Inc.	607
40,559	Comerica, Inc.	2,893
1,150	Cullen/Frost Bankers, Inc.	129
29,928	East West Bancorp, Inc.	2,146
86,090	First Horizon Corp.	1,488
3,853	First Republic Bank	721
36,888	Huntington Bancshares, Inc.	526
24,784	JPMorgan Chase & Co.	3,855
74,674	KeyCorp	1,542
5,691	Prosperity Bancshares, Inc.	409
110,003	Regions Financial Corp.	2,220
209	SVB Financial Group(a)	116
3,550	Truist Financial Corp.	197
49,126	Zions Bancorp NA	2,597
		25,698

Shares	Security Description	Value (000)
	Beverages — 1.09%
7,236	Brown-Forman Corp., Class - B	$542
7,881	Molson Coors Beverage Co., Class - B(a)	423
8,931	Monster Beverage Corp.(a)	816
29,046	PepsiCo, Inc.	4,304
74,917	The Coca-Cola Co.	4,054
		10,139
	Biotechnology — 1.66%
6,913	AbbVie, Inc.	779
6,006	Acceleron Pharma, Inc.(a)	754
16,811	Agios Pharmaceuticals, Inc.(a)	926
9,107	Alnylam Pharmaceuticals, Inc.(a)	1,544
15,632	Amgen, Inc.	3,810
1,516	Ionis Pharmaceuticals, Inc.(a)	60
19,253	Moderna, Inc.(a)	4,524
800	Neurocrine Biosciences, Inc.(a)	78
2,019	Regeneron Pharmaceuticals, Inc.(a)	1,128
21,888	Sage Therapeutics, Inc.(a)	1,243
1,014	Seagen, Inc.(a)	160
2,251	Vertex Pharmaceuticals, Inc.(a)	454
		15,460
	Building Products — 0.33%
404	Armstrong World Industries, Inc.	43
17,452	Carrier Global Corp.	848
1,215	Lennox International, Inc.	426
50,415	Resideo Technologies, Inc.(a)	1,513
1,218	Trane Technologies PLC	224
		3,054
	Capital Markets — 2.37%
1,624	BlackRock, Inc., Class - A	1,421
2,335	CBOE Global Markets, Inc.	278
6,242	CME Group, Inc.	1,328
1,203	FactSet Research Systems, Inc.	404
2,582	Intercontinental Exchange, Inc.	306
143,372	Invesco Ltd.	3,832
18,395	Janus Henderson Group PLC	714
5,371	LPL Financial Holdings, Inc.	725
349	MarketAxess Holdings, Inc.	162
1,577	Moody’s Corp.	571
31,488	Morgan Stanley	2,887
390	Morningstar, Inc.	100
838	MSCI, Inc.	447
7,783	S&P Global, Inc.	3,195
2,032	T. Rowe Price Group, Inc.	402
16,324	The Charles Schwab Corp.	1,189
8,823	The Goldman Sachs Group, Inc.	3,348
28,121	Virtu Financial, Inc., Class - A	777
		22,086

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Chemicals — 1.73%
3,430	Air Products & Chemicals, Inc.	$987
13,075	CF Industries Holdings, Inc.	673
11,817	Dow, Inc.	748
30,407	Ecolab, Inc.	6,262
999	FMC Corp.	108
8,463	Linde PLC	2,447
28,629	LyondellBasell Industries N.V., Class - A	2,945
19,809	The Chemours Co.	689
4,752	The Sherwin-Williams Co.	1,295
		16,154
	Commercial Services & Supplies — 0.27%
2,552	Cintas Corp.	974
6,652	Copart, Inc.(a)	877
1,301	IAA, Inc.(a)	71
6,507	Rollins, Inc.	223
2,752	Waste Connections, Inc.	329
		2,474
	Communications Equipment — 0.66%
1,194	Arista Networks, Inc.(a)	433
101,754	Cisco Systems, Inc.	5,393
885	F5 Networks, Inc.(a)	165
153	Motorola Solutions, Inc.	33
377	Palo Alto Networks, Inc.(a)	140
		6,164
	Construction & Engineering — 0.04%
2,650	Jacobs Engineering Group, Inc.	353
374	Quanta Services, Inc.	34
		387
	Consumer Finance — 0.32%
95	Credit Acceptance Corp.(a)	43
141,214	SLM Corp.	2,957
		3,000
	Containers & Packaging — 0.08%
27,178	Amcor PLC	312
1,280	AptarGroup, Inc.	180
747	Avery Dennison Corp.	157
841	Packaging Corporation of America	114
		763
	Distributors — 0.06%
2,966	Genuine Parts Co.	375
381	Pool Corp.	175
		550
	Diversified Consumer Services — 0.04%
516	Bright Horizons Family Solutions, Inc.(a)	76
2,222	Chegg, Inc.(a)	184
1,727	Service Corp. International	93

Shares	Security Description	Value (000)
	Diversified Consumer Services (continued)
1,276	Terminix Global Holdings, Inc.(a)	$61
		414
	Diversified Financial Services — 0.85%
17,401	Berkshire Hathaway, Inc., Class - B(a)	4,836
34,972	Equitable Holdings, Inc.	1,065
32,550	Voya Financial, Inc.	2,002
		7,903
	Diversified Telecommunication Services — 0.29%
122,941	Lumen Technologies, Inc.	1,671
18,476	Verizon Communications, Inc.	1,035
		2,706
	Electric Utilities — 0.60%
15,796	Edison International	913
60,365	FirstEnergy Corp.	2,247
23,487	Hawaiian Electric Industries, Inc.	993
4,256	NextEra Energy, Inc.	312
12,422	OGE Energy Corp.	418
57,416	PG&E Corp.(a)	584
5,512	PPL Corp.	154
		5,621
	Electrical Equipment — 0.48%
5,157	AMETEK, Inc.	688
13,294	Emerson Electric Co.	1,279
1,210	Hubbell, Inc.	226
58,085	Plug Power, Inc.(a)	1,987
931	Rockwell Automation, Inc.	266
		4,446
	Electronic Equipment, Instruments & Components — 0.18%
13,136	Amphenol Corp., Class - A	899
1,465	CDW Corp.	256
1,757	Trimble, Inc.(a)	144
2,646	Vontier Corp.	86
493	Zebra Technologies Corp.(a)	261
		1,646
	Energy Equipment & Services — 0.09%
25,809	Schlumberger Ltd.	826
	Entertainment — 1.64%
11,141	Liberty Media Corp. - Liberty Formula One, Class - C(a)	537
4,655	Madison Square Garden Entertainment(a)	391
17,851	Netflix, Inc.(a)	9,429
10,271	ROBLOX Corp., Class - A(a)	924
8,781	Spotify Technology SA(a)	2,420
9,160	The Walt Disney Co.(a)	1,610
		15,311
	Equity Real Estate Investment Trusts — 2.16%
529	American Tower Corp.	143

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (continued)
5,700	Americold Realty Trust	$216
16,503	Equinix, Inc.	13,245
1,608	Equity Lifestyle Properties, Inc.	119
41,651	Healthpeak Properties, Inc.	1,387
44,190	Host Hotels & Resorts, Inc.(a)	755
52,271	SITE Centers Corp.	787
40,605	Ventas, Inc.	2,319
25,254	Vornado Realty Trust	1,179
		20,150
	Food & Staples Retailing — 1.44%
19,159	Costco Wholesale Corp.	7,581
11,656	Sysco Corp.	906
9,624	Walgreens Boots Alliance, Inc.	506
31,287	Walmart, Inc.	4,412
		13,405
	Food Products — 0.79%
70,463	Conagra Brands, Inc.	2,564
3,603	Flowers Foods, Inc.	87
5,224	Hormel Foods Corp.	249
413	Lamb Weston Holding, Inc.	33
5,092	McCormick & Company, Inc.	450
56,218	Mondelez International, Inc., Class - A	3,511
1,045	The Hershey Co.	182
2,332	The J.M. Smucker Co.	302
		7,378
	Gas Utilities — 0.41%
34,942	National Fuel Gas Co.	1,826
42,971	UGI Corp.	1,990
		3,816
	Health Care Equipment & Supplies — 2.86%
34,185	Abbott Laboratories	3,963
372	Abiomed, Inc.(a)	116
11,112	Baxter International, Inc.	895
6,721	Becton, Dickinson & Co.	1,634
10,892	Boston Scientific Corp.(a)	466
22,316	Danaher Corp.	5,989
3,939	Dexcom, Inc.(a)	1,682
15,477	Edwards Lifesciences Corp.(a)	1,603
584	Hill-Rom Holdings, Inc.	66
2,690	IDEXX Laboratories, Inc.(a)	1,699
4,773	Intuitive Surgical, Inc.(a)	4,389
1,280	Medtronic PLC	159
4,072	ResMed, Inc.	1,004
9,642	Stryker Corp.	2,504
3,346	Zimmer Biomet Holdings, Inc.	538
		26,707

Shares	Security Description	Value (000)
	Health Care Providers & Services — 2.26%
22,388	Acadia Healthcare Company, Inc.(a)	$1,405
5,215	Anthem, Inc.	1,991
1,650	Centene Corp.(a)	120
768	Cigna Corp.	182
25,863	CVS Health Corp.	2,158
3,283	Henry Schein, Inc.(a)	244
832	Humana, Inc.	368
1,952	Laboratory Corporation of America Holdings(a)	538
4,595	McKesson Corp.	879
2,799	Quest Diagnostics, Inc.	369
32,028	UnitedHealth Group, Inc.	12,826
		21,080
	Health Care Technology — 0.52%
51,381	Cerner Corp.	4,016
2,596	Veeva Systems, Inc., Class - A(a)	807
		4,823
	Hotels, Restaurants & Leisure — 2.22%
16,261	Airbnb, Inc., Class - A(a)	2,490
8,781	Caesars Entertainment, Inc.(a)	911
74,079	Carnival Corp.(a)	1,953
1,800	Chipotle Mexican Grill, Inc.(a)	2,791
1,046	Choice Hotels International, Inc.	124
2,110	Marriott International, Inc., Class - A(a)	288
21,773	Norwegian Cruise Line Holdings Ltd.(a)	640
99,402	Starbucks Corp.	11,114
310	Vail Resorts, Inc.(a)	98
5,019	Yum China Holdings, Inc.	333
		20,742
	Household Durables — 0.04%
2,470	Garmin Ltd.	357
	Household Products — 0.95%
5,143	Church & Dwight Co., Inc.	438
17,683	Colgate-Palmolive Co.	1,439
7,129	Kimberly-Clark Corp.	954
2,554	The Clorox Co.	459
41,123	The Procter & Gamble Co.	5,549
		8,839
	Independent Power and Renewable Electricity Producers — 0.16%
36,550	NRG Energy, Inc.	1,473
	Industrial Conglomerates — 0.63%
12,543	3M Co.	2,491
93,298	General Electric Co.	1,256
4,278	Honeywell International, Inc.	938
2,488	Roper Technologies, Inc.	1,170
		5,855

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Insurance — 1.96%
9,715	Aflac, Inc.	$521
7,992	Aon PLC, Class - A	1,908
1,155	Arthur J. Gallagher & Co.	162
16,505	AXIS Capital Holdings Ltd.	809
11,297	Chubb Ltd.	1,796
171	Erie Indemnity Co., Class - A	33
9,236	Fidelity National Financial, Inc.	401
16,195	Lemonade, Inc.(a)	1,772
43,476	Lincoln National Corp.	2,731
15,337	Marsh & McLennan Companies, Inc.	2,158
22,534	Principal Financial Group, Inc.	1,424
4,893	Prudential Financial, Inc.	501
14,254	Reinsurance Group of America	1,625
3,201	The Allstate Corp.	418
5,631	The Progressive Corp.	553
6,974	The Travelers Cos., Inc.	1,044
15,794	Unum Group	449
		18,305
	Interactive Media & Services — 7.32%
6,174	Alphabet, Inc., Class - A(a)	15,075
10,497	Alphabet, Inc., Class - C(a)	26,310
54,063	Facebook, Inc., Class - A(a)	18,798
646	IAC/InterActiveCorp.(a)	100
27,110	Match Group, Inc.(a)	4,371
53,409	Snap, Inc., Class - A(a)	3,639
1,048	Vimeo, Inc.(a)	51
		68,344
	Internet & Direct Marketing Retail — 5.23%
12,760	Amazon.com, Inc.(a)	43,897
1,528	Booking Holdings, Inc.(a)	3,343
1,031	MercadoLibre, Inc.(a)	1,606
		48,846
	IT Services — 10.40%
12,354	Accenture PLC, Class - A	3,642
77,270	Adyen N.V., ADR(a)	3,797
61,269	Automatic Data Processing, Inc.	12,169
1,297	Booz Allen Hamilton Holding Corp.	110
2,371	Broadridge Financial Solutions, Inc.	383
2,941	Cognizant Technology Solutions Corp.	204
756	Fiserv, Inc.(a)	81
5,691	FleetCor Technologies, Inc.(a)	1,457
7,975	Global Payments, Inc.	1,496
780	GoDaddy, Inc., Class - A(a)	68
1,598	Jack Henry & Associates, Inc.	261
26,341	MasterCard, Inc., Class - A	9,617
21,331	Okta, Inc.(a)	5,219
55,774	PayPal Holdings, Inc.(a)	16,257
Shares	Security Description	Value (000)
	IT Services (continued)
6,836	Shopify, Inc.(a)	$9,987
4,094	Snowflake, Inc., Class - A(a)	990
12,347	Square, Inc., Class - A(a)	3,010
9,983	Twilio, Inc., Class - A(a)	3,935
104,725	Visa, Inc., Class - A	24,487
		97,170
	Leisure Products — 0.02%
1,422	Polaris, Inc.	195
	Life Sciences Tools & Services — 0.85%
1,141	Bio-Techne Corp.	514
440	Bruker Corp.	33
1,402	Illumina, Inc.(a)	663
758	Mettler-Toledo International, Inc.(a)	1,050
239	PerkinElmer, Inc.	37
9,568	Thermo Fisher Scientific, Inc.	4,827
2,297	Waters Corp.(a)	794
		7,918
	Machinery — 1.60%
9,555	Caterpillar, Inc.	2,080
4,840	Deere & Co.	1,707
3,369	Dover Corp.	507
6,615	Fortive Corp.	461
34,446	Gates Industrial Corp. PLC(a)	622
1,569	Graco, Inc.	119
2,179	IDEX Corp.	479
8,257	Illinois Tool Works, Inc.	1,846
17,092	Ingersoll-Rand, Inc.(a)	834
506	Nordson Corp.	111
8,726	Otis Worldwide Corp.	714
16,178	PACCAR, Inc.	1,444
11,372	The Middleby Corp.(a)	1,971
927	The Toro Co.	102
16,855	Westinghouse Air Brake Technologies Corp.	1,387
4,438	Xylem, Inc.	532
		14,916
	Media — 1.10%
610	Charter Communications, Inc., Class - A(a)	440
58,598	Comcast Corp., Class - A	3,341
17,467	Discovery, Inc.^(a)	536
2,377	Liberty Broadband Corp., Class - C(a)	413
4,935	Omnicom Group, Inc.	395
37,013	Sinclair Broadcast Group, Inc., Class - A	1,230
17,241	The Interpublic Group of Companies, Inc.	560
74,543	ViacomCBS, Inc., Class - B	3,369
		10,284
	Metals & Mining — 0.19%
41,115	Cleveland-Cliffs, Inc.(a)	887

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Metals & Mining (continued)
13,795	Newmont Corp.	$874
		1,761
	Mortgage Real Estate Investment Trusts — 0.45%
45,247	AGNC Investment Corp.	764
49,025	Annaly Capital Management, Inc.	435
191,150	New Residential Investment Corp.	2,025
20,515	Starwood Property Trust, Inc.	537
59,387	Two Harbors Investment Corp.	449
		4,210
	Multiline Retail — 0.39%
939	Dollar General Corp.	203
4,517	Dollar Tree, Inc.(a)	449
12,273	Target Corp.	2,968
		3,620
	Multi-Utilities — 0.44%
84,210	CenterPoint Energy, Inc.	2,065
15,797	DTE Energy Co.	2,047
		4,112
	Oil, Gas & Consumable Fuels — 1.96%
54,988	Antero Midstream Corp.	571
6,691	Chevron Corp.	701
64,305	ConocoPhillips	3,917
79,339	Devon Energy Corp.	2,316
41,773	EQT Corp.(a)	930
7,504	Exxon Mobil Corp.	473
142,438	Marathon Oil Corp.	1,940
13,944	ONEOK, Inc.	776
4,640	Pioneer Natural Resources Co.	754
129,720	Range Resources Corp.(a)	2,174
28,597	Targa Resources Corp.	1,271
94,273	The Williams Companies, Inc.	2,503
		18,326
	Personal Products — 0.66%
19,350	The Estee Lauder Companies, Inc.	6,155
	Pharmaceuticals — 2.79%
61,477	Bristol-Myers Squibb Co.	4,108
30,683	Eli Lilly & Co.	7,043
31,287	Johnson & Johnson	5,153
55,581	Merck & Co., Inc.	4,323
49,218	Novo Nordisk A/S, Class - B, ADR	4,123
5,558	Organon & Co.(a)	168
1,405	Reata Pharmaceuticals, Inc., Class - A(a)	199
4,788	Zoetis, Inc.	892
		26,009
	Professional Services — 0.20%
3,310	CoStar Group, Inc.(a)	274

Shares	Security Description	Value (000)
	Professional Services (continued)
2,353	Equifax, Inc.	$564
4,977	IHS Markit Ltd.	561
2,931	Verisk Analytics, Inc., Class - A	512
		1,911
	Real Estate Management & Development — 0.01%
1,272	CBRE Group, Inc., Class - A(a)	109
	Road & Rail — 1.82%
916	AMERCO	540
147,309	CSX Corp.	4,726
1,303	Landstar System, Inc.	206
562	Old Dominion Freight Line, Inc.	143
81,766	Uber Technologies, Inc.(a)	4,098
33,057	Union Pacific Corp.	7,269
		16,982
	Semiconductors & Semiconductor Equipment — 4.41%
96,872	Advanced Micro Devices, Inc.(a)	9,099
7,262	Analog Devices, Inc.	1,250
6,209	Applied Materials, Inc.	884
3,425	Broadcom, Inc.	1,633
73,074	Intel Corp.	4,102
1,378	KLA Corp.	447
1,153	Lam Research Corp.	750
28,189	Marvell Technology, Inc.	1,644
2,547	Maxim Integrated Products, Inc.	268
1,854	Microchip Technology, Inc.	278
7,602	Micron Technology, Inc.(a)	646
16,320	NVIDIA Corp.	13,059
3,257	ON Semiconductor Corp.(a)	125
30,091	QUALCOMM, Inc.	4,301
1,736	SolarEdge Technologies, Inc.(a)	480
9,164	Texas Instruments, Inc.	1,762
2,830	Xilinx, Inc.	409
		41,137
	Software — 11.21%
12,173	Adobe, Inc.(a)	7,129
1,974	ANSYS, Inc.(a)	685
9,953	Atlassian Corp. PLC, Class - A(a)	2,556
6,941	Bill.Com Holdings, Inc.(a)	1,271
3,967	Citrix Systems, Inc.	465
14,221	Crowdstrike Holdings, Inc., Class - A(a)	3,574
5,915	DocuSign, Inc.(a)	1,654
1,303	Fortinet, Inc.(a)	310
5,422	Intuit, Inc.	2,658
206,090	Microsoft Corp.	55,830
63,347	Oracle Corp.	4,931
69,102	Salesforce.com, Inc.(a)	16,880
4,177	SAP AG, ADR	587
652	Splunk, Inc.(a)	94

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
1,391	SS&C Technologies Holdings, Inc.	$100
151	Synopsys, Inc.(a)	42
23,480	The Trade Desk, Inc., Class - A(a)	1,816
1,831	VMware, Inc., Class - A^(a)	293
13,169	Workday, Inc., Class - A(a)	3,144
1,934	Zoom Video Communications, Inc., Class - A(a)	749
		104,768
	Specialty Retail — 2.80%
854	Advance Auto Parts, Inc.	175
597	AutoZone, Inc.(a)	891
6,005	Best Buy Co., Inc.	690
376	Burlington Stores, Inc.(a)	121
7,584	Carvana Co.(a)	2,289
56,169	Lowe’s Cos., Inc.	10,894
1,946	O’Reilly Automotive, Inc.(a)	1,102
9,045	Ross Stores, Inc.	1,122
5,767	The Home Depot, Inc.	1,839
94,265	The TJX Companies, Inc.	6,356
1,256	Tractor Supply Co.	234
1,253	Ulta Beauty, Inc.(a)	433
		26,146
	Technology Hardware, Storage & Peripherals — 6.10%
415,931	Apple, Inc.	56,966
	Textiles, Apparel & Luxury Goods — 2.39%
36,363	Kering SA, ADR	3,187
960	Kontoor Brands, Inc.	54
12,283	Lululemon Athletica, Inc.(a)	4,483
28,522	LVMH Moet Hennessy Louis Vuitton SE, ADR	4,501
61,400	NIKE, Inc., Class - B	9,486
6,722	V.F. Corp.	551
		22,262

Shares	Security Description	Value (000)
	Tobacco — 0.19%
17,508	Philip Morris International, Inc.	$1,735
	Trading Companies & Distributors — 0.25%
23,095	Air Lease Corp.	964
14,448	Fastenal Co.	751
909	MSC Industrial Direct Co., Inc.	82
1,221	W.W. Grainger, Inc.	535
		2,332
	Transportation Infrastructure — 0.04%
10,938	Macquarie Infrastructure Corp.	419
	Total Common Stocks	919,735
	Investment Companies — 0.68%
835,485	Federated Hermes Treasury Obligations Fund, Institutional Shares, 0.01%^^(b)	835
5,549,986	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01%(b)	5,550
	Total Investment Companies	6,385
	Purchased Options on Futures — 0.02%
	Total Purchased Options on Futures	146
	Total Investments (cost $300,273) — 99.24%	926,266
	Other assets in excess of liabilities — 0.76%	7,132
	Net Assets — 100.00%	$933,398

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2021. The total value of securities on loan as of June 30, 2021, was $820 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2021.

(a)	Represents non-income producing security.

(b)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The Growth Equity Portfolio	Jennison Associates, LLC	Parametric Portfolio Associates, LLC	Total
Common Stocks	22.66%	75.88%	98.54%
Investment Companies	—	0.68%	0.68%
Purchased Options on Futures	—	0.02%	0.02%
Other Assets (Liabilities)	0.23%	0.53%	0.76%
Total Net Assets	22.89%	77.11%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2021.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini Nasdaq 100 Future	28	9/17/21	$8,147	$334
E-Mini S&P 500 Future	14	9/17/21	3,002	42
			$11,149	$376
	Total Unrealized Appreciation			$376
	Total Unrealized Depreciation			—
	Total Net Unrealized Appreciation/(Depreciation)			$376

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	5	$913	$3,650.00	7/16/21	$—
E-Mini S&P 500 Future Option	Put	6	1,104	3,680.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	6	1,110	3,700.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	5	930	3,720.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	5	938	3,750.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	5	978	3,910.00	7/16/21	(1)
E-Mini S&P 500 Future Option	Put	10	1,975	3,950.00	7/16/21	(2)
E-Mini S&P 500 Future Option	Put	5	915	3,660.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	5	875	3,500.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	5	900	3,600.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	5	875	3,500.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	5	900	3,600.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	10	1,950	3,900.00	7/30/21	(5)
E-Mini S&P 500 Future Option	Put	6	1,155	3,850.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	6	1,149	3,830.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	10	1,910	3,820.00	7/30/21	(4)
E-Mini S&P 500 Future Option	Put	6	1,143	3,810.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	6	1,140	3,800.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	5	940	3,760.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	6	1,095	3,650.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	10	1,925	3,850.00	8/20/21	(8)
E-Mini S&P 500 Future Option	Put	10	1,900	3,800.00	8/20/21	(7)
E-Mini S&P 500 Future Option	Put	7	1,323	3,780.00	8/20/21	(5)
E-Mini S&P 500 Future Option	Put	11	2,063	3,750.00	8/20/21	(7)
E-Mini S&P 500 Future Option	Put	10	2,035	4,070.00	8/20/21	(17)
E-Mini S&P 500 Future Option	Put	7	1,351	3,860.00	8/20/21	(6)
E-Mini S&P 500 Future Option	Put	5	960	3,840.00	8/20/21	(4)
E-Mini S&P 500 Future Option	Put	5	958	3,830.00	8/20/21	(4)
E-Mini S&P 500 Future Option	Put	7	1,313	3,750.00	8/31/21	(6)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	5	$940	$3,760.00	8/31/21	$(5)
E-Mini S&P 500 Future Option	Put	9	1,665	3,700.00	8/31/21	(7)
E-Mini S&P 500 Future Option	Put	5	933	3,730.00	8/31/21	(4)
E-Mini S&P 500 Future Option	Put	5	975	3,900.00	8/31/21	(7)
E-Mini S&P 500 Future Option	Put	10	1,925	3,850.00	8/31/21	(12)
E-Mini S&P 500 Future Option	Put	12	2,370	3,950.00	8/31/21	(19)
E-Mini S&P 500 Future Option	Put	10	2,000	4,000.00	9/17/21	(24)
E-Mini S&P 500 Future Option	Put	4	770	3,850.00	9/17/21	(7)
E-Mini S&P 500 Future Option	Put	12	2,370	3,950.00	9/17/21	(25)
E-Mini S&P 500 Future Option	Put	8	1,600	4,000.00	9/30/21	(24)
						$(222)

Exchanged-traded options on futures contacts purchased as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	5	$1,048	$4,190.00	7/16/21	$4
E-Mini S&P 500 Future Option	Put	5	1,038	4,150.00	7/16/21	3
E-Mini S&P 500 Future Option	Put	5	1,038	4,150.00	7/30/21	7
E-Mini S&P 500 Future Option	Put	5	1,025	4,100.00	7/30/21	5
E-Mini S&P 500 Future Option	Put	5	1,063	4,250.00	8/20/21	16
E-Mini S&P 500 Future Option	Put	5	1,038	4,150.00	8/20/21	11
E-Mini S&P 500 Future Option	Put	5	1,025	4,100.00	8/20/21	9
E-Mini S&P 500 Future Option	Put	6	1,260	4,200.00	8/31/21	20
E-Mini S&P 500 Future Option	Put	5	1,063	4,250.00	9/17/21	24
E-Mini S&P 500 Future Option	Put	6	1,260	4,200.00	9/17/21	25
E-Mini S&P 500 Future Option	Put	4	850	4,250.00	9/30/21	22
						$146

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks — 87.02%
	Aerospace & Defense — 1.40%
10,125	General Dynamics Corp.	$1,906
1,556	HEICO Corp.	217
2,476	HEICO Corp., Class - A	307
100,311	Howmet Aerospace, Inc.(a)	3,458
4,011	Huntington Ingalls Industries, Inc.	845
10,096	L3Harris Technologies, Inc.	2,182
10,226	Lockheed Martin Corp.	3,869
7,720	Northrop Grumman Corp.	2,806
51,153	Raytheon Technologies Corp.	4,364
32,791	Safran SA, ADR	1,139
1,583	Teledyne Technologies, Inc.(a)	663
7,641	Textron, Inc.	525
31,569	The Boeing Co.(a)	7,564
6,658	TransDigm Group, Inc.(a)	4,309
		34,154
	Air Freight & Logistics — 0.47%
15,332	C.H. Robinson Worldwide, Inc.	1,437
12,264	Expeditors International of Washington, Inc.	1,553
8,436	FedEx Corp.	2,517
26,986	United Parcel Service, Inc., Class - B	5,611
2,939	XPO Logistics, Inc.(a)	411
		11,529
	Airlines — 0.02%
5,366	Delta Air Lines, Inc.(a)	232
4,972	Southwest Airlines Co.(a)	264
		496
	Auto Components — 0.10%
9,127	Aptiv PLC(a)	1,436
2,812	Autoliv, Inc.	275
8,248	BorgWarner, Inc.	400
1,995	Lear Corp.	350
		2,461
	Automobiles — 1.17%
132,106	Ford Motor Co.(a)	1,963
43,561	General Motors Co.(a)	2,578
35,119	Tesla, Inc.(a)	23,870
		28,411
	Banks — 2.50%
329,838	Bank of America Corp.	13,599
70,097	Citigroup, Inc.	4,959
14,423	Citizens Financial Group, Inc.	662
24,074	Fifth Third Bancorp	920
6,391	First Republic Bank	1,196
50,627	Huntington Bancshares, Inc.	722
120,580	JPMorgan Chase & Co.	18,755
32,982	KeyCorp	681
4,333	M&T Bank Corp.	630

Shares	Security Description	Value (000)
	Banks (continued)
14,328	PNC Financial Services Group, Inc.	$2,733
32,439	Regions Financial Corp.	655
1,750	SVB Financial Group(a)	974
45,358	Truist Financial Corp.	2,517
48,319	U.S. Bancorp	2,753
200,480	Wells Fargo & Co.	9,080
		60,836
	Beverages — 1.20%
19,454	Brown-Forman Corp., Class - B	1,458
7,289	Constellation Brands, Inc., Class - A	1,705
53,769	Keurig Dr Pepper, Inc.	1,895
20,409	Molson Coors Beverage Co., Class - B(a)	1,095
40,716	Monster Beverage Corp.(a)	3,719
51,925	PepsiCo, Inc.	7,694
167,569	Primo Water Corp.	2,803
320	The Boston Beer Co., Inc., Class - A(a)	327
155,463	The Coca-Cola Co.	8,413
		29,109
	Biotechnology — 1.64%
66,450	AbbVie, Inc.	7,483
7,397	Alexion Pharmaceuticals, Inc.(a)	1,359
8,479	Alnylam Pharmaceuticals, Inc.(a)	1,438
22,508	Amgen, Inc.	5,486
7,397	Biogen, Inc.(a)	2,562
9,036	BioMarin Pharmaceutical, Inc.(a)	754
5,600	Exact Sciences Corp.(a)	696
58,233	Gilead Sciences, Inc.	4,010
16,482	Incyte Corp.(a)	1,387
8,243	Ionis Pharmaceuticals, Inc.(a)	329
17,812	Moderna, Inc.(a)	4,185
8,829	Neurocrine Biosciences, Inc.(a)	859
2,400	Novavax, Inc.(a)	510
5,414	Regeneron Pharmaceuticals, Inc.(a)	3,024
8,493	Seagen, Inc.(a)	1,341
10,890	Vertex Pharmaceuticals, Inc.(a)	2,196
55,790	Vitrolife AB	2,319
		39,938
	Building Products — 0.43%
16,301	A.O. Smith Corp.	1,175
3,105	Allegion PLC	433
44,855	Carrier Global Corp.	2,180
4,788	Fortune Brands Home & Security, Inc.	477
30,009	Johnson Controls International PLC	2,059
3,680	Lennox International, Inc.	1,291
11,395	Masco Corp.	671
3,650	Owens Corning	357
9,525	Trane Technologies PLC	1,754
		10,397

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Markets — 2.91%
3,935	Ameriprise Financial, Inc.	$979
5,839	Apollo Global Management, Inc.	363
5,138	BlackRock, Inc., Class - A	4,495
12,524	CBOE Global Markets, Inc.	1,491
23,284	CME Group, Inc.	4,953
12,128	FactSet Research Systems, Inc.	4,071
10,205	Franklin Resources, Inc.	326
53,207	Intercontinental Exchange, Inc.	6,316
13,162	Invesco Ltd.	352
17,309	KKR & Co., Inc., Class - A	1,025
3,249	MarketAxess Holdings, Inc.	1,506
15,353	Moody’s Corp.	5,563
47,584	Morgan Stanley	4,362
8,380	Morningstar, Inc.	2,155
7,915	MSCI, Inc.	4,220
5,137	Nasdaq, Inc.	904
6,678	Northern Trust Corp.	772
4,161	Raymond James Financial, Inc.	541
17,784	S&P Global, Inc.	7,300
4,172	SEI Investments Co.	259
11,921	State Street Corp.	981
7,654	T. Rowe Price Group, Inc.	1,515
27,773	The Bank of New York Mellon Corp.	1,423
22,950	The Blackstone Group, Inc., Class - A	2,229
5,192	The Carlyle Group, Inc.	241
88,785	The Charles Schwab Corp.	6,464
13,232	The Goldman Sachs Group, Inc.	5,021
12,380	Tradeweb Markets, Inc., Class - A	1,047
		70,874
	Chemicals — 1.30%
7,971	Air Products & Chemicals, Inc.	2,293
3,881	Albemarle Corp.	654
3,852	Celanese Corp., Series A	584
7,317	CF Industries Holdings, Inc.	376
88,551	Corteva, Inc.	3,927
25,077	Dow, Inc.	1,587
18,135	DuPont de Nemours, Inc.	1,404
4,573	Eastman Chemical Co.	534
8,686	Ecolab, Inc.	1,789
4,379	FMC Corp.	474
12,048	International Flavors & Fragrances, Inc.	1,800
27,856	Linde PLC	8,051
9,026	LyondellBasell Industries N.V., Class - A	929
9,632	PPG Industries, Inc.	1,636
6,872	RPM International, Inc.	610
12,149	The Mosaic Co.	388
16,955	The Sherwin-Williams Co.	4,619
		31,655

Shares	Security Description	Value (000)
	Commercial Services & Supplies — 0.58%
3,187	Cintas Corp.	$1,217
23,156	Copart, Inc.(a)	3,053
15,233	Republic Services, Inc.	1,676
32,065	Rollins, Inc.	1,097
33,833	Waste Connections, Inc.	4,041
20,808	Waste Management, Inc.	2,915
		13,999
	Communications Equipment — 0.68%
1,916	Arista Networks, Inc.(a)	694
142,147	Cisco Systems, Inc.	7,534
4,778	F5 Networks, Inc.(a)	892
38,260	Juniper Networks, Inc.	1,046
7,170	Motorola Solutions, Inc.	1,555
12,739	Palo Alto Networks, Inc.(a)	4,727
		16,448
	Construction & Engineering — 0.15%
5,807	Jacobs Engineering Group, Inc.	775
105,359	WillScot Mobile Mini Holdings Corp.(a)	2,936
		3,711
	Construction Materials — 0.08%
2,344	Martin Marietta Materials, Inc.	824
6,360	Vulcan Materials Co.	1,108
		1,932
	Consumer Finance — 0.48%
66,423	Ally Financial, Inc.	3,310
23,052	American Express Co.	3,809
15,467	Capital One Financial Corp.	2,393
10,359	Discover Financial Services	1,225
19,685	Synchrony Financial	955
		11,692
	Containers & Packaging — 0.46%
52,963	Amcor PLC	607
2,816	Avery Dennison Corp.	592
48,026	Ball Corp.	3,892
30,816	Crown Holdings, Inc.	3,149
12,615	International Paper Co.	773
5,442	Packaging Corporation of America	737
17,440	Sealed Air Corp.	1,034
9,059	WestRock Co.	482
		11,266
	Distributors — 0.18%
5,637	Genuine Parts Co.	713
9,757	LKQ Corp.(a)	480
7,162	Pool Corp.	3,285
		4,478

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Diversified Consumer Services — 0.12%
57,443	Frontdoor, Inc.(a)	$2,862
	Diversified Financial Services — 0.57%
47,608	Berkshire Hathaway, Inc., Class - B(a)	13,232
13,250	Equitable Holdings, Inc.	403
4,209	Voya Financial, Inc.	259
		13,894
	Diversified Telecommunication Services — 0.82%
267,363	AT&T, Inc.	7,695
40,361	Cellnex Telecom SA	2,571
53,486	Lumen Technologies, Inc.	727
158,658	Verizon Communications, Inc.	8,889
		19,882
	Electric Utilities — 1.24%
26,663	Alliant Energy Corp.	1,487
29,538	American Electric Power Co., Inc.	2,498
35,150	Duke Energy Corp.	3,470
22,659	Edison International	1,310
12,454	Entergy Corp.	1,241
17,924	Evergy, Inc.	1,084
22,737	Eversource Energy	1,825
36,392	Exelon Corp.	1,612
34,445	FirstEnergy Corp.	1,282
77,440	NextEra Energy, Inc.	5,675
24,166	OGE Energy Corp.	813
50,236	PG&E Corp.(a)	511
12,713	Pinnacle West Capital Corp.	1,042
47,591	PPL Corp.	1,331
47,714	The Southern Co.	2,887
32,015	Xcel Energy, Inc.	2,109
		30,177
	Electrical Equipment — 0.51%
7,774	AMETEK, Inc.	1,038
13,477	Eaton Corp. PLC	1,997
20,220	Emerson Electric Co.	1,946
4,052	Enphase Energy, Inc.(a)	744
2,122	Generac Holdings, Inc.(a)	881
16,368	Plug Power, Inc.(a)	560
3,926	Rockwell Automation, Inc.	1,123
5,300	Sensata Technologies Holding PLC(a)	307
5,805	Sunrun, Inc.(a)	324
126,633	Vertiv Holdings Co.	3,457
		12,377
	Electronic Equipment, Instruments & Components — 0.35%
20,224	Amphenol Corp., Class - A	1,384
2,575	Arrow Electronics, Inc.(a)	293
4,830	CDW Corp.	844
5,892	Cognex Corp.	495

Shares	Security Description	Value (000)
	Electronic Equipment, Instruments & Components (continued)
25,820	Corning, Inc.	$1,056
1,271	IPG Photonics Corp.(a)	268
6,260	Keysight Technologies, Inc.(a)	967
11,100	TE Connectivity Ltd.	1,500
8,448	Trimble, Inc.(a)	691
1,801	Zebra Technologies Corp.(a)	954
		8,452
	Energy Equipment & Services — 0.11%
24,144	Baker Hughes, Inc.	552
29,853	Halliburton Co.	690
47,057	Schlumberger Ltd.	1,507
		2,749
	Entertainment — 1.85%
65,879	Activision Blizzard, Inc.	6,287
16,369	Electronic Arts, Inc.	2,354
6,540	Liberty Media Corp. - Liberty Formula One, Class - C(a)	315
5,495	Live Nation Entertainment, Inc.(a)	481
27,991	Netflix, Inc.(a)	14,786
5,228	ROBLOX Corp., Class - A(a)	470
13,411	Sea Ltd., ADR(a)	3,683
4,487	Spotify Technology SA(a)	1,237
8,647	Take-Two Interactive Software, Inc.(a)	1,531
79,158	The Walt Disney Co.(a)	13,914
		45,058
	Equity Real Estate Investment Trusts — 5.27%
49,462	Acadia Realty Trust	1,086
10,746	Alexandria Real Estate Equities, Inc.	1,955
87,852	American Homes 4 Rent, Class - A	3,413
46,799	American Tower Corp.	12,643
21,451	AvalonBay Communities, Inc.	4,476
4,992	Boston Properties, Inc.	572
129,913	Brixmor Property Group, Inc.	2,974
24,222	Camden Property Trust	3,213
38,949	Crown Castle International Corp.	7,599
15,539	Digital Realty Trust, Inc.	2,338
38,924	Douglas Emmett, Inc.	1,309
16,064	Duke Realty Corp.	761
8,161	Equinix, Inc.	6,550
14,265	Equity Lifestyle Properties, Inc.	1,060
18,625	Equity Residential	1,434
3,542	Essex Property Trust, Inc.	1,063
36,930	Extra Space Storage, Inc.	6,051
18,778	First Industrial Realty Trust, Inc.	981
77,600	Healthpeak Properties, Inc.	2,583
24,256	Host Hotels & Resorts, Inc.(a)	415
89,541	Independence Realty Trust, Inc.	1,632

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (continued)
4,080	Innovative Industrial Properties, Inc.	$779
150,180	Invitation Homes, Inc.	5,600
25,491	Iron Mountain, Inc.	1,078
17,994	Kilroy Realty Corp.	1,253
22,068	Life Storage, Inc.	2,369
20,108	Medical Properties Trust, Inc.	404
7,013	Mid-America Apartment Communities, Inc.	1,181
7,743	Omega Healthcare Investors, Inc.	281
47,720	Pebblebrook Hotel Trust	1,124
14,817	PotlatchDeltic Corp.	788
83,668	Prologis, Inc.	10,002
13,079	Public Storage	3,933
12,366	Realty Income Corp.	825
5,201	Regency Centers Corp.	333
79,278	Retail Opportunity Investments Corp.	1,400
36,697	Rexford Industrial Realty, Inc.	2,090
14,114	Ryman Hospitality Properties, Inc.(a)	1,114
6,647	SBA Communications Corp.	2,118
28,324	Simon Property Group, Inc.	3,695
23,687	SL Green Realty Corp.	1,895
38,039	Sun Communities, Inc.	6,519
74,606	UDR, Inc.	3,655
12,650	Ventas, Inc.	722
7,360	VEREIT, Inc.	338
97,320	VICI Properties, Inc.	3,019
5,515	Vornado Realty Trust	257
31,957	Weingarten Realty Investors	1,025
60,902	Welltower, Inc.	5,061
25,220	Weyerhaeuser Co.	868
7,516	WP Carey, Inc.	560
		128,394
	Food & Staples Retailing — 0.94%
22,574	Costco Wholesale Corp.	8,931
17,208	Sysco Corp.	1,338
55,492	The Kroger Co.	2,126
38,114	Walgreens Boots Alliance, Inc.	2,005
60,473	Walmart, Inc.	8,529
		22,929
	Food Products — 0.98%
24,020	Archer-Daniels-Midland Co.	1,456
9,312	Bunge Ltd.	728
29,815	Campbell Soup Co.	1,360
46,300	Conagra Brands, Inc.	1,684
38,747	General Mills, Inc.	2,360
34,342	Hormel Foods Corp.	1,640
25,712	Kellogg Co.	1,654
8,074	Lamb Weston Holding, Inc.	651

Shares	Security Description	Value (000)
	Food Products (continued)
19,999	McCormick & Company, Inc.	$1,766
61,398	Mondelez International, Inc., Class - A	3,832
10,912	The Hershey Co.	1,901
12,236	The J.M. Smucker Co.	1,586
39,174	The Kraft Heinz Co.	1,598
21,617	Tyson Foods, Inc., Class - A	1,595
		23,811
	Gas Utilities — 0.09%
14,473	Atmos Energy Corp.	1,392
15,930	UGI Corp.	737
		2,129
	Health Care Equipment & Supplies — 2.94%
63,758	Abbott Laboratories	7,391
3,821	Abiomed, Inc.(a)	1,193
5,565	Align Technology, Inc.(a)	3,400
27,700	Baxter International, Inc.	2,229
14,174	Becton, Dickinson & Co.	3,447
47,759	Boston Scientific Corp.(a)	2,042
42,506	Danaher Corp.	11,407
14,828	DENTSPLY SIRONA, Inc.	938
5,683	Dexcom, Inc.(a)	2,427
22,325	Edwards Lifesciences Corp.(a)	2,313
12,868	Hologic, Inc.(a)	859
7,840	IDEXX Laboratories, Inc.(a)	4,951
4,707	Insulet Corp.(a)	1,292
7,166	Intuitive Surgical, Inc.(a)	6,590
6,285	Masimo Corp.(a)	1,524
48,348	Medtronic PLC	6,000
3,051	Novocure Ltd.(a)	677
6,089	ResMed, Inc.	1,501
15,592	STERIS PLC	3,217
11,438	Stryker Corp.	2,971
2,155	Teleflex, Inc.	866
2,820	The Cooper Companies, Inc.	1,117
5,123	West Pharmaceutical Services, Inc.	1,840
8,725	Zimmer Biomet Holdings, Inc.	1,404
		71,596
	Health Care Providers & Services — 1.73%
9,842	AmerisourceBergen Corp.	1,127
8,258	Anthem, Inc.	3,153
97,541	Brookdale Senior Living, Inc.(a)	771
16,684	Cardinal Health, Inc.	952
19,599	Centene Corp.(a)	1,429
11,877	Cigna Corp.	2,816
52,881	CVS Health Corp.	4,412
7,763	DaVita, Inc.(a)	935
13,597	HCA Healthcare, Inc.	2,811
39,251	HealthEquity, Inc.(a)	3,159

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Providers & Services (continued)
12,787	Henry Schein, Inc.(a)	$948
4,350	Humana, Inc.	1,926
3,290	Laboratory Corporation of America Holdings(a)	908
7,090	McKesson Corp.	1,356
2,001	Molina Heathcare, Inc.(a)	506
3,470	Oak Street Health, Inc.(a)	203
11,823	Quest Diagnostics, Inc.	1,560
31,944	UnitedHealth Group, Inc.	12,792
2,622	Universal Health Services, Inc., Class - B	384
		42,148
	Health Care Technology — 0.31%
23,180	Cerner Corp.	1,812
11,267	Teladoc Health, Inc.(a)	1,874
12,689	Veeva Systems, Inc., Class - A(a)	3,945
		7,631
	Hotels, Restaurants & Leisure — 1.63%
10,270	Airbnb, Inc., Class - A(a)	1,573
7,674	Aramark	286
46,663	Brinker International, Inc.(a)	2,886
16,228	Caesars Entertainment, Inc.(a)	1,683
27,396	Carnival Corp.(a)	722
2,334	Chipotle Mexican Grill, Inc.(a)	3,618
7,616	Choice Hotels International, Inc.	905
4,396	Darden Restaurants, Inc.	642
3,892	Domino’s Pizza, Inc.	1,815
5,936	DraftKings, Inc., Class - A(a)	310
11,412	Hilton Worldwide Holdings, Inc.(a)	1,376
11,607	Las Vegas Sands Corp.(a)	612
9,318	Marriott International, Inc., Class - A(a)	1,272
28,048	McDonald’s Corp.	6,480
13,560	MGM Resorts International	578
37,105	Planet Fitness, Inc., Class - A(a)	2,792
145,018	Playa Hotels & Resorts N.V.(a)	1,077
7,736	Royal Caribbean Cruises Ltd.(a)	660
39,700	Starbucks Corp.	4,439
2,630	Vail Resorts, Inc.(a)	833
27,033	Wynn Resorts Ltd.(a)	3,306
16,205	YUM! Brands, Inc.	1,864
		39,729
	Household Durables — 0.39%
37,916	D.R. Horton, Inc.	3,427
7,908	Garmin Ltd.	1,144
9,295	Lennar Corp., Class - A	923
2,042	Mohawk Industries, Inc.(a)	392
12,932	Newell Brands, Inc.	355
118	NVR, Inc.(a)	587
8,977	PulteGroup, Inc.	490

Shares	Security Description	Value (000)
	Household Durables (continued)
3,683	Roku, Inc.(a)	$1,692
2,111	Whirlpool Corp.	460
		9,470
	Household Products — 0.99%
48,036	Church & Dwight Co., Inc.	4,093
39,856	Colgate-Palmolive Co.	3,242
19,669	Kimberly-Clark Corp.	2,632
10,646	The Clorox Co.	1,915
90,550	The Procter & Gamble Co.	12,218
		24,100
	Independent Power and Renewable Electricity Producers — 0.08%
12,948	NRG Energy, Inc.	522
22,454	The AES Corp.	585
39,709	Vistra Corp.	737
		1,844
	Industrial Conglomerates — 0.73%
22,675	3M Co.	4,504
295,158	General Electric Co.	3,973
23,436	Honeywell International, Inc.	5,140
8,585	Roper Technologies, Inc.	4,037
		17,654
	Insurance — 1.41%
22,066	Aflac, Inc.	1,184
482	Alleghany Corp.(a)	322
2,488	American Financial Group, Inc.	310
29,123	American International Group, Inc.	1,386
10,691	Aon PLC, Class - A	2,553
51,767	Arch Capital Group Ltd.(a)	2,016
9,572	Arthur J. Gallagher & Co.	1,341
3,628	Assurant, Inc.	566
4,486	Athene Holding Ltd., Class - A(a)	303
18,132	Brown & Brown, Inc.	964
16,475	Chubb Ltd.	2,618
5,162	Cincinnati Financial Corp.	602
5,860	Erie Indemnity Co., Class - A	1,133
2,339	Everest Re Group Ltd.	589
13,410	Fidelity National Financial, Inc.	583
3,352	Globe Life, Inc.	319
6,174	Lincoln National Corp.	388
7,709	Loews Corp.	421
465	Markel Corp.(a)	552
21,867	Marsh & McLennan Companies, Inc.	3,075
25,352	MetLife, Inc.	1,517
9,276	Principal Financial Group, Inc.	586
13,386	Prudential Financial, Inc.	1,372
2,288	Reinsurance Group of America	261
6,563	RenaissanceRe Holdings Ltd.	977

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Insurance (continued)
12,466	The Allstate Corp.	$1,626
12,105	The Hartford Financial Services Group, Inc.	750
27,690	The Progressive Corp.	2,720
9,334	The Travelers Cos., Inc.	1,398
4,808	W.R. Berkley Corp.	358
6,699	Willis Towers Watson PLC	1,541
		34,331
	Interactive Media & Services — 4.84%
13,668	Alphabet, Inc., Class - A(a)	33,374
11,071	Alphabet, Inc., Class - C(a)	27,748
103,353	Facebook, Inc., Class - A(a)	35,937
33,515	IAC/InterActiveCorp.(a)	5,167
21,505	Match Group, Inc.(a)	3,468
17,784	Pinterest, Inc., Class - A(a)	1,404
35,439	Scout24 AG(a)	2,988
58,716	Snap, Inc., Class - A(a)	4,001
26,886	Twitter, Inc.(a)	1,850
21,162	Vimeo, Inc.(a)	1,037
2,065	Zillow Group, Inc., Class - A(a)	253
5,190	Zillow Group, Inc., Class - C(a)	634
		117,861
	Internet & Direct Marketing Retail — 3.66%
13,879	Alibaba Group Holding Ltd., ADR(a)	3,147
18,138	Amazon.com, Inc.(a)	62,399
2,691	Booking Holdings, Inc.(a)	5,888
13,731	Chewy, Inc., Class - A(a)	1,095
37,755	eBay, Inc.	2,650
4,259	Etsy, Inc.(a)	877
21,794	Expedia Group, Inc.(a)	3,568
72,844	Farfetch Ltd., Class - A(a)	3,668
3,269	MercadoLibre, Inc.(a)	5,092
2,427	Wayfair, Inc., Class - A(a)	766
		89,150
	IT Services — 6.64%
21,351	Accenture PLC, Class - A	6,294
39,145	Adyen N.V., ADR(a)	1,924
757	Adyen N.V.(a)	1,849
15,634	Afterpay Ltd.(a)	1,385
13,689	Akamai Technologies, Inc.(a)	1,596
14,410	Automatic Data Processing, Inc.	2,862
33,488	Bigcommerce Holdings, Inc.(a)	2,174
49,900	Black Knight, Inc.(a)	3,892
16,044	Booz Allen Hamilton Holding Corp.	1,366
7,884	Broadridge Financial Solutions, Inc.	1,274
17,877	Cognizant Technology Solutions Corp.	1,238
1,891	EPAM Systems, Inc.(a)	966
56,287	Fidelity National Information Services, Inc.	7,974

Shares	Security Description	Value (000)
	IT Services (continued)
46,388	Fiserv, Inc.(a)	$4,958
2,681	FleetCor Technologies, Inc.(a)	686
3,016	Gartner, Inc.(a)	730
20,455	Global Payments, Inc.	3,836
10,577	GMO Payment Gateway, Inc.	1,378
41,875	GoDaddy, Inc., Class - A(a)	3,641
31,380	International Business Machines Corp.	4,600
7,960	Jack Henry & Associates, Inc.	1,302
6,509	Leidos Holdings, Inc.	658
62,374	Marqeta, Inc., Class - A(a)	1,751
49,951	MasterCard, Inc., Class - A	18,236
1,789	MongoDB, Inc.(a)	647
5,223	Okta, Inc.(a)	1,278
41,458	Pagseguro Digital Ltd.(a)	2,318
30,082	Paychex, Inc.	3,228
91,138	PayPal Holdings, Inc.(a)	26,566
3,489	Shopify, Inc.(a)	5,097
8,775	Snowflake, Inc., Class - A(a)	2,122
30,368	Square, Inc., Class - A(a)	7,404
31,607	Stoneco Ltd., Class - A(a)	2,120
43,864	The Western Union Co.	1,007
10,625	Twilio, Inc., Class - A(a)	4,187
18,781	VeriSign, Inc.(a)	4,276
94,564	Visa, Inc., Class - A	22,112
26,626	Worldline SA(a)	2,492
		161,424
	Leisure Products — 0.12%
4,479	Hasbro, Inc.	423
20,460	Peloton Interactive, Inc., Class - A(a)	2,538
		2,961
	Life Sciences Tools & Services — 2.35%
5,426	10X Genomics, Inc., Class - A(a)	1,063
63,489	Agilent Technologies, Inc.	9,384
17,569	Avantor, Inc.(a)	624
1,897	Bio-Rad Laboratories, Inc., Class - A(a)	1,222
1,337	Bio-Techne Corp.	602
1,729	Charles River Laboratories International, Inc.(a)	640
40,557	Eurofins Scientific SE(a)	4,635
4,937	Illumina, Inc.(a)	2,336
19,074	IQVIA Holdings, Inc.(a)	4,622
8,659	Medpace Holdings, Inc.(a)	1,529
3,295	Mettler-Toledo International, Inc.(a)	4,565
28,423	PerkinElmer, Inc.	4,389
4,358	PPD, Inc.(a)	201
11,375	Sartorius Stedim Biotech	5,380
29,205	Thermo Fisher Scientific, Inc.	14,733
3,796	Waters Corp.(a)	1,312
		57,237

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery — 1.03%
18,375	Caterpillar, Inc.	$3,998
6,102	Cummins, Inc.	1,488
10,025	Deere & Co.	3,536
4,866	Dover Corp.	733
10,647	Fortive Corp.	743
13,471	IDEX Corp.	2,964
10,704	Illinois Tool Works, Inc.	2,393
12,484	Ingersoll-Rand, Inc.(a)	609
1,770	Nordson Corp.	389
26,517	Otis Worldwide Corp.	2,168
16,747	PACCAR, Inc.	1,495
4,354	Parker Hannifin Corp.	1,337
5,609	Pentair PLC	379
1,800	Snap-on, Inc.	402
5,415	Stanley Black & Decker, Inc.	1,110
6,101	Westinghouse Air Brake Technologies Corp.	502
6,087	Xylem, Inc.	730
		24,976
	Media — 1.38%
86,676	Altice USA, Inc., Class - A(a)	2,959
378	Cable One, Inc.	723
9,962	Charter Communications, Inc., Class - A(a)	7,187
161,594	Comcast Corp., Class - A	9,213
24,937	Discovery, Inc.^(a)	765
29,166	Discovery, Inc., Class - C(a)	845
8,344	Dish Network Corp.(a)	349
17,531	Fox Corp., Class - A	651
8,816	Fox Corp., Class - B	310
4,378	Liberty Broadband Corp., Class - A(a)	736
26,526	Liberty Broadband Corp., Class - C(a)	4,606
25,695	Liberty Global PLC, Class - A(a)	697
33,641	Liberty Global PLC, Class - C(a)	910
3,032	Liberty Media Corp. - Liberty SiriusXM, Class - A(a)	141
5,847	Liberty Media Corp. - Liberty SiriusXM, Class - C(a)	271
19,451	News Corp., Class - A	502
12,179	Omnicom Group, Inc.	975
70,237	Sirius XM Holdings, Inc.	460
13,158	The Interpublic Group of Companies, Inc.	428
19,085	ViacomCBS, Inc., Class - B	863
		33,591
	Metals & Mining — 0.24%
49,125	Freeport-McMoRan, Inc.	1,823
42,450	Newmont Corp.	2,690
10,203	Nucor Corp.	979

Shares	Security Description	Value (000)
	Metals & Mining (continued)
7,097	Steel Dynamics, Inc.	$423
		5,915
	Mortgage Real Estate Investment Trusts — 0.09%
71,839	AGNC Investment Corp.	1,214
105,785	Annaly Capital Management, Inc.	939
		2,153
	Multiline Retail — 0.46%
13,547	Dollar General Corp.	2,932
15,784	Dollar Tree, Inc.(a)	1,571
27,637	Target Corp.	6,680
		11,183
	Multi-Utilities — 0.67%
19,047	Ameren Corp.	1,524
18,382	CenterPoint Energy, Inc.	451
26,442	CMS Energy Corp.	1,562
25,258	Consolidated Edison, Inc.	1,811
38,840	Dominion Energy, Inc.	2,859
9,818	DTE Energy Co.	1,273
44,358	NiSource, Inc.	1,087
31,965	Public Service Enterprise Group, Inc.	1,909
14,583	Sempra Energy	1,932
21,848	WEC Energy Group, Inc.	1,943
		16,351
	Oil, Gas & Consumable Fuels — 1.34%
54,004	Cabot Oil & Gas Corp.	943
13,515	Cheniere Energy, Inc.(a)	1,172
64,851	Chevron Corp.	6,792
45,827	ConocoPhillips	2,791
21,209	Devon Energy Corp.	619
19,722	EOG Resources, Inc.	1,646
142,510	Exxon Mobil Corp.	8,989
9,335	Hess Corp.	815
68,865	Kinder Morgan, Inc.	1,255
21,993	Marathon Petroleum Corp.	1,329
31,455	Occidental Petroleum Corp.	984
15,012	ONEOK, Inc.	835
14,763	Phillips 66	1,267
6,938	Pioneer Natural Resources Co.	1,128
41,012	The Williams Companies, Inc.	1,089
13,781	Valero Energy Corp.	1,076
		32,730
	Personal Products — 0.34%
3,836	L’Oreal SA	1,709
20,947	The Estee Lauder Companies, Inc.	6,663
		8,372
	Pharmaceuticals — 2.31%
91,173	Bristol-Myers Squibb Co.	6,093

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Pharmaceuticals (continued)
5,739	Catalent, Inc.(a)	$621
14,629	Elanco Animal Health, Inc.(a)	507
38,393	Eli Lilly & Co.	8,812
10,853	Horizon Therapeutics PLC(a)	1,016
6,172	Jazz Pharmaceuticals PLC(a)	1,096
94,624	Johnson & Johnson	15,589
97,848	Merck & Co., Inc.	7,610
1,266	Organon & Co.(a)	38
213,336	Pfizer, Inc.	8,354
5,878	Royalty Pharma PLC, Class - A	241
70,627	Viatris, Inc.	1,009
28,231	Zoetis, Inc.	5,261
		56,247
	Professional Services — 0.88%
11,761	Clarivate PLC(a)	324
42,303	CoStar Group, Inc.(a)	3,503
19,749	Equifax, Inc.	4,729
47,401	Experian PLC	1,827
12,792	IHS Markit Ltd.	1,441
3,842	Robert Half International, Inc.	342
51,118	TransUnion	5,613
21,058	Verisk Analytics, Inc., Class - A	3,680
		21,459
	Real Estate Management & Development — 0.14%
11,336	CBRE Group, Inc., Class - A(a)	972
11,179	Colliers International Group, Inc.	1,251
6,188	Jones Lang LaSalle, Inc.(a)	1,210
		3,433
	Road & Rail — 1.35%
1,483	AMERCO	874
28,982	Canadian Pacific Railway Ltd.	2,229
164,127	CSX Corp.	5,265
5,731	JB Hunt Transport Services, Inc.	934
3,068	Kansas City Southern	869
18,445	Knight-Swift Transportation Holdings, Inc.	839
8,728	Lyft, Inc., Class - A(a)	528
8,488	Norfolk Southern Corp.	2,253
11,955	Old Dominion Freight Line, Inc.	3,035
144,079	Uber Technologies, Inc.(a)	7,221
40,506	Union Pacific Corp.	8,908
		32,955
	Semiconductors & Semiconductor Equipment — 3.67%
40,676	Advanced Micro Devices, Inc.(a)	3,821
12,493	Analog Devices, Inc.	2,151
54,478	Applied Materials, Inc.	7,758
13,763	Broadcom, Inc.	6,563
136,907	Intel Corp.	7,686

Shares	Security Description	Value (000)
	Semiconductors & Semiconductor Equipment (continued)
5,190	KLA Corp.	$1,683
4,815	Lam Research Corp.	3,133
27,053	Marvell Technology, Inc.	1,578
9,031	Maxim Integrated Products, Inc.	952
8,987	Microchip Technology, Inc.	1,346
37,648	Micron Technology, Inc.(a)	3,199
1,446	Monolithic Power Systems, Inc.	540
31,916	NVIDIA Corp.	25,535
9,335	NXP Semiconductors N.V.	1,920
93,605	ON Semiconductor Corp.(a)	3,583
3,852	Qorvo, Inc.(a)	754
38,256	QUALCOMM, Inc.	5,468
5,612	Skyworks Solutions, Inc.	1,076
1,766	SolarEdge Technologies, Inc.(a)	488
18,331	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,203
5,608	Teradyne, Inc.	751
30,973	Texas Instruments, Inc.	5,956
8,283	Xilinx, Inc.	1,198
		89,342
	Software — 9.64%
27,506	Adobe, Inc.(a)	16,109
37,213	Anaplan, Inc.(a)	1,983
9,913	ANSYS, Inc.(a)	3,440
6,485	AppFolio, Inc., Class - A(a)	916
4,611	Atlassian Corp. PLC, Class - A(a)	1,184
17,117	Autodesk, Inc.(a)	4,996
15,967	Avalara, Inc.(a)	2,583
14,583	Bentley Systems, Inc., Class - B	945
9,766	Bill.Com Holdings, Inc.(a)	1,789
9,427	Cadence Design Systems, Inc.(a)	1,290
26,511	Ceridian HCM Holding, Inc.(a)	2,543
13,350	Citrix Systems, Inc.	1,566
12,513	Cloudflare, Inc., Class - A(a)	1,325
8,710	Coupa Software, Inc.(a)	2,283
13,230	Crowdstrike Holdings, Inc., Class - A(a)	3,325
7,638	Dassault Systemes SE	1,852
5,912	Datadog, Inc., Class - A(a)	615
11,629	DocuSign, Inc.(a)	3,251
22,896	Dropbox, Inc., Class - A(a)	693
32,767	Duck Creek Technologies, Inc.(a)	1,426
6,263	Dynatrace, Inc.(a)	366
29,587	Envestnet, Inc.(a)	2,244
981	Fair Isaac Corp.(a)	493
4,662	Fortinet, Inc.(a)	1,110
6,159	Guidewire Software, Inc.(a)	694
1,472	HubSpot, Inc.(a)	858
17,128	Intuit, Inc.	8,396
20,295	Kinaxis, Inc.(a)	2,670

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
33,615	Lightspeed Pos, Inc.(a)	$2,814
307,202	Microsoft Corp.	83,220
56,602	Money Forward, Inc.(a)	3,613
59,509	Nortonlifelock, Inc.	1,619
106,689	Oracle Corp.	8,304
17,952	Palantir Technologies, Inc., Class - A(a)	473
10,044	PAYCOM Software, Inc.(a)	3,650
12,782	Paylocity Holding Corp.(a)	2,439
21,345	Procore Technologies, Inc.^(a)	2,027
3,740	PTC, Inc.(a)	528
2,545	RingCentral, Inc., Class - A(a)	740
51,558	Salesforce.com, Inc.(a)	12,594
17,152	ServiceNow, Inc.(a)	9,426
9,617	Simcorp A/S	1,207
15,882	Slack Technologies, Inc., Class - A(a)	704
5,416	Splunk, Inc.(a)	783
7,777	SS&C Technologies Holdings, Inc.	560
5,130	Synopsys, Inc.(a)	1,415
46,592	The Descartes Systems Group, Inc.(a)	3,223
195,051	The Sage Group PLC	1,846
25,890	The Trade Desk, Inc., Class - A(a)	2,003
10,767	Tyler Technologies, Inc.(a)	4,871
2,003	Unity Software, Inc.(a)	220
3,578	VMware, Inc., Class - A^(a)	573
19,826	Workday, Inc., Class - A(a)	4,734
16,235	Xero Ltd.(a)	1,669
16,986	Zendesk, Inc.(a)	2,452
11,606	Zoom Video Communications, Inc., Class - A(a)	4,493
5,384	Zscaler, Inc.(a)	1,163
		234,308
	Specialty Retail — 1.62%
3,956	Advance Auto Parts, Inc.	812
1,293	AutoZone, Inc.(a)	1,929
7,870	Best Buy Co., Inc.	905
2,237	Burlington Stores, Inc.(a)	720
5,541	CarMax, Inc.(a)	716
6,179	Carvana Co.(a)	1,865
8,183	L Brands, Inc.	590
8,002	Lithia Motors, Inc., Class - A	2,750
39,630	Lowe’s Cos., Inc.	7,687
3,301	O’Reilly Automotive, Inc.(a)	1,869
12,035	Ross Stores, Inc.	1,492
36,246	The Home Depot, Inc.	11,558
62,206	The TJX Companies, Inc.	4,194
8,782	Tractor Supply Co.	1,634
1,806	Ulta Beauty, Inc.(a)	624
		39,345

Shares	Security Description	Value (000)
	Technology Hardware, Storage & Peripherals — 3.85%
629,404	Apple, Inc.	$86,205
8,729	Dell Technologies, Inc.(a)	870
43,444	Hewlett Packard Enterprise Co.	633
42,395	HP, Inc.	1,280
59,002	NCR Corp.(a)	2,691
7,495	NetApp, Inc.	613
7,260	Seagate Technology Holdings PLC	638
10,277	Western Digital Corp.(a)	731
		93,661
	Textiles, Apparel & Luxury Goods — 0.69%
18,694	Kering SA, ADR	1,639
9,235	Lululemon Athletica, Inc.(a)	3,370
14,515	LVMH Moet Hennessy Louis Vuitton SE, ADR	2,290
56,114	NIKE, Inc., Class - B	8,670
11,201	V.F. Corp.	919
		16,888
	Tobacco — 0.41%
82,556	Altria Group, Inc.	3,936
60,129	Philip Morris International, Inc.	5,960
		9,896
	Trading Companies & Distributors — 0.11%
23,385	Fastenal Co.	1,216
2,437	United Rentals, Inc.(a)	777
1,791	W.W. Grainger, Inc.	785
		2,778
	Water Utilities — 0.11%
12,387	American Water Works Co., Inc.	1,909
19,065	Essential Utilities, Inc.	871
		2,780
	Wireless Telecommunication Services — 0.27%
45,786	T-Mobile US, Inc.(a)	6,631
	Total Common Stocks	2,118,230
	Contingent Right — 0.00%
	Biotechnology — 0.00%
14	Oncternal Therapeutics, Inc. CVR, 6/8/29(a)(b)	—
	Total Contingent Right	—
Principal Amount (000)
	U.S. Treasury Obligations — 0.00%
$23	U.S. Treasury Bill, 0.07%, 5/19/22(c)(d)	23
12	U.S. Treasury Bill, 0.05%, 4/21/22(c)(d)	12
69	U.S. Treasury Bill, 0.04%, 9/9/21(c)(d)	69
	Total U.S. Treasury Obligations	104

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Exchange-Traded Fund — 0.08%
4,457	SPDR S&P 500 ETF Trust	$1,908
	Total Exchange-Traded Fund	1,908
	Investment Companies — 8.23%
2,506,069	Federated Hermes Treasury Obligations Fund, Institutional Shares, 0.01%^^(e)	2,507
197,758,717	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01%(f)	197,759
	Total Investment Companies	200,266
	Purchased Options on Futures — 0.05%
	Total Purchased Options on Futures	1,192
	Total Investments (cost $1,396,041) — 95.38%	$2,321,700
	Other assets in excess of liabilities — 4.62%	112,418
	Net Assets — 100.00%	$2,434,118

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2021. The total value of securities on loan as of June 30, 2021, was $2,484 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2021.

(a)	Represents non-income producing security.

(b)	Security was valued using significant unobservable inputs as of June 30, 2021.

(c)	Zero Coupon Security. Effective rate shown is as of June 30, 2021.

(d)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(e)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The Institutional U.S. Equity Portfolio	Echo Street Capital Management LLC	Jennison Associates, LLC	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	Wellington Management Company, LLP	HC Capital Solutions	Total
Common Stocks	10.65%	4.43%	68.92%	—	3.02%	—	87.02%
Contingent Right	—	—	0.00%	—	—	—	0.00%
U.S. Treasury Obligations	—	—	0.00%	—	—	—	0.00%
Exchange-Traded Fund	0.08%	—	—	—	—	—	0.08%
Investment Companies	0.06%	—	0.07%	8.08%	0.02%	0.00%	8.23%
Purchased Options on Futures	—	—	—	0.05%	—	—	0.05%
Other Assets (Liabilities)	2.83%	0.06%	0.10%	1.61%	0.00%	0.02%	4.62%
Total Net Assets	13.62%	4.49%	69.09%	9.74%	3.04%	0.02%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as 0.00% round to less than 0.005%.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2021.

Futures Contracts Purchased^^^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	1,596	9/17/21	$342,231	$3,841
Russell 2000 Mini Index Future	101	9/17/21	11,654	(65)
			$353,885	$3,776
	Total Unrealized Appreciation			$3,841
	Total Unrealized Depreciation			(65)
	Total Net Unrealized Appreciation/(Depreciation)			$3,776

^^^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	41	$7,175	$3,500.00	7/16/21	$(2)
E-Mini S&P 500 Future Option	Put	45	8,213	3,650.00	7/16/21	(3)
E-Mini S&P 500 Future Option	Put	41	7,503	3,660.00	7/16/21	(3)
E-Mini S&P 500 Future Option	Put	47	8,648	3,680.00	7/16/21	(3)
E-Mini S&P 500 Future Option	Put	49	9,065	3,700.00	7/16/21	(4)
E-Mini S&P 500 Future Option	Put	41	7,626	3,720.00	7/16/21	(3)
E-Mini S&P 500 Future Option	Put	41	7,688	3,750.00	7/16/21	(4)
E-Mini S&P 500 Future Option	Put	41	8,016	3,910.00	7/16/21	(6)
E-Mini S&P 500 Future Option	Put	41	7,380	3,600.00	7/16/21	(2)
E-Mini S&P 500 Future Option	Put	82	16,195	3,950.00	7/16/21	(15)
E-Mini S&P 500 Future Option	Put	41	7,175	3,500.00	7/30/21	(6)
E-Mini S&P 500 Future Option	Put	41	7,380	3,600.00	7/30/21	(8)
E-Mini S&P 500 Future Option	Put	82	15,990	3,900.00	7/30/21	(38)
E-Mini S&P 500 Future Option	Put	40	7,700	3,850.00	7/30/21	(15)
E-Mini S&P 500 Future Option	Put	40	7,660	3,830.00	7/30/21	(14)
E-Mini S&P 500 Future Option	Put	82	15,662	3,820.00	7/30/21	(28)
E-Mini S&P 500 Future Option	Put	40	7,620	3,810.00	7/30/21	(13)
E-Mini S&P 500 Future Option	Put	40	7,600	3,800.00	7/30/21	(13)
E-Mini S&P 500 Future Option	Put	47	8,836	3,760.00	7/30/21	(14)
E-Mini S&P 500 Future Option	Put	47	8,578	3,650.00	7/30/21	(10)
E-Mini S&P 500 Future Option	Put	82	15,580	3,800.00	8/20/21	(59)
E-Mini S&P 500 Future Option	Put	48	9,072	3,780.00	8/20/21	(33)
E-Mini S&P 500 Future Option	Put	83	15,563	3,750.00	8/20/21	(52)
E-Mini S&P 500 Future Option	Put	40	7,680	3,840.00	8/20/21	(32)
E-Mini S&P 500 Future Option	Put	48	9,264	3,860.00	8/20/21	(41)
E-Mini S&P 500 Future Option	Put	84	17,094	4,070.00	8/20/21	(142)
E-Mini S&P 500 Future Option	Put	82	15,785	3,850.00	8/20/21	(68)
E-Mini S&P 500 Future Option	Put	40	7,660	3,830.00	8/20/21	(31)
E-Mini S&P 500 Future Option	Put	40	7,520	3,760.00	8/31/21	(36)
E-Mini S&P 500 Future Option	Put	82	15,785	3,850.00	8/31/21	(95)
E-Mini S&P 500 Future Option	Put	42	8,190	3,900.00	8/31/21	(56)
E-Mini S&P 500 Future Option	Put	45	8,325	3,700.00	8/31/21	(35)
E-Mini S&P 500 Future Option	Put	40	7,460	3,730.00	8/31/21	(34)
E-Mini S&P 500 Future Option	Put	46	8,625	3,750.00	8/31/21	(41)
E-Mini S&P 500 Future Option	Put	80	15,800	3,950.00	8/31/21	(124)
E-Mini S&P 500 Future Option	Put	44	8,470	3,850.00	9/17/21	(72)
E-Mini S&P 500 Future Option	Put	80	15,800	3,950.00	9/17/21	(169)
E-Mini S&P 500 Future Option	Put	82	16,400	4,000.00	9/17/21	(197)
E-Mini S&P 500 Future Option	Put	88	17,600	4,000.00	9/30/21	(259)
						$(1,780)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Exchanged-traded options on futures contacts purchased as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	41	$8,590	$4,190.00	7/16/21	$30
E-Mini S&P 500 Future Option	Put	41	8,508	4,150.00	7/16/21	23
E-Mini S&P 500 Future Option	Put	41	8,508	4,150.00	7/30/21	54
E-Mini S&P 500 Future Option	Put	41	8,405	4,100.00	7/30/21	43
E-Mini S&P 500 Future Option	Put	42	8,925	4,250.00	8/20/21	138
E-Mini S&P 500 Future Option	Put	41	8,508	4,150.00	8/20/21	92
E-Mini S&P 500 Future Option	Put	41	8,405	4,100.00	8/20/21	77
E-Mini S&P 500 Future Option	Put	40	8,400	4,200.00	8/31/21	133
E-Mini S&P 500 Future Option	Put	41	8,713	4,250.00	9/17/21	195
E-Mini S&P 500 Future Option	Put	40	8,400	4,200.00	9/17/21	164
E-Mini S&P 500 Future Option	Put	44	9,350	4,250.00	9/30/21	243
						$1,192

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks — 92.97%
	Aerospace & Defense — 0.88%
108	Aerojet Rocketdyne Holdings, Inc.	$5
290	Aerovironment, Inc.(a)	29
700	Curtiss-Wright Corp.	83
12,769	Kratos Defense & Security Solutions, Inc.(a)	365
433	Maxar Technologies, Inc.	17
64	Moog, Inc., Class - A	5
93	National Presto Industries, Inc.	9
16,739	Triumph Group, Inc.(a)	348
		861
	Air Freight & Logistics — 0.24%
2,611	Atlas Air Worldwide Holdings, Inc.(a)	177
643	Echo Global Logistics, Inc.(a)	20
586	Hub Group, Inc., Class - A(a)	39
		236
	Airlines — 1.92%
4,652	Alaska Air Group, Inc.(a)	281
13,390	Azul SA, ADR(a)	353
43,242	Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	832
14,293	JetBlue Airways Corp.(a)	240
4,224	Mesa Air Group, Inc.(a)	39
1,981	SkyWest, Inc.(a)	85
1,519	Spirit Airlines, Inc.(a)	46
		1,876
	Auto Components — 2.30%
1,571	Adient PLC(a)	71
2,008	American Axle & Manufacturing Holdings, Inc.(a)	21
6,788	BorgWarner, Inc.	329
1,750	Cooper-Standard Holding, Inc.(a)	51
32,161	Dana, Inc.	765
554	Dorman Products, Inc.(a)	57
37	Fox Factory Holding Corp.(a)	6
15,264	Modine Manufacturing Co.(a)	253
12,671	Stoneridge, Inc.(a)	374
2,188	Tenneco, Inc., Class - A(a)	42
1,827	The Goodyear Tire & Rubber Co.(a)	31
4,928	Veoneer, Inc.(a)	114
872	Visteon Corp.(a)	105
1,886	Workhorse Group, Inc.^(a)	31
		2,250
	Automobiles — 0.05%
800	Lordstown Motors Corp., Class - A(a)	9
522	Winnebago Industries, Inc.	35
		44
	Banks — 6.63%
1,044	1st Source, Inc.	49

Shares	Security Description	Value (000)
	Banks (continued)
1,715	Ameris Bancorp	$87
813	Banc of California, Inc.	14
6,699	BankUnited, Inc.	286
1,471	Bankwell Financial Group, Inc.	41
2,204	BCB Bancorp, Inc.	30
4,535	Berkshire Hills Bancorp, Inc.	124
612	Bryn Mawr Bank Corp.	26
418	Byline Bancorp, Inc.	9
7,342	Cadence Bancorp	153
2,951	Cathay General Bancorp.	116
1,054	Central Valley Community Bancorp	21
2,637	CIT Group, Inc.	136
291	City Holding Co.	22
1,091	Civista Bancshares, Inc.	24
1,279	CNB Financial Corp.	29
3,735	Columbia Banking System, Inc.	144
7,173	Community Bankers Trust Corp.	81
2,630	ConnectOne Bancorp, Inc.	69
1,105	Cullen/Frost Bankers, Inc.	124
581	Eagle Bancorp, Inc.	33
688	Enterprise Financial Services Corp.	32
1,703	FB Financial Corp.	64
166	First Bancorp	7
29,777	First Bancorp	355
2,341	First Bank	32
3,516	First Busey Corp.	87
7	First Citizens BancShares, Inc., Class - A	6
3,478	First Financial Bancorp	82
2,493	First Financial Bankshares, Inc.	122
7,829	First Horizon Corp.	135
538	First Interstate BancSystem, Inc., Class - A	23
2,416	First Merchants Corp.	101
6,458	Fulton Financial Corp.	102
1,995	Glacier Bancorp, Inc.	110
3,305	Hancock Whitney Corp.	147
868	Hilltop Holdings, Inc.	32
6,454	Home Bancshares, Inc.	159
1,293	Hope Bancorp, Inc.	18
2,366	Horizon Bancorp, Inc.	41
1,662	Independent Bank Group, Inc.	123
129	International Bancshares Corp.	6
1,158	Investar Holding Corp.	27
441	Lakeland Financial Corp.	27
2,392	Live Oak Bancshares, Inc.	141
1,181	Metrocity Bankshares, Inc.	21
1,295	Midland States Bancorp, Inc.	34
2,763	MidWestOne Financial Group, Inc.	79
1,180	NBT Bancorp, Inc.	42
1,622	Northrim Bancorp, Inc.	69

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Banks (continued)
2,194	Old Second Bancorp, Inc.	$27
1,149	Orrstown Financial Services, Inc.	27
1,042	Pacific Premier Bancorp, Inc.	44
1,429	Peoples Bancorp, Inc.	42
3,274	Pinnacle Financial Partners, Inc.	289
4,449	Popular, Inc.	334
7,725	Republic First Bancorp, Inc.(a)	31
1,928	Select Bancorp, Inc.(a)	31
851	ServisFirst Bancshares, Inc.	58
207	Simmons First National Corp., Class - A	6
159	Southside Bancshares, Inc.	6
1,311	Stock Yards Bancorp, Inc.	67
510	Texas Capital Bancshares, Inc.(a)	32
23,196	The Bancorp, Inc.(a)	534
2,444	The Bank of N.T. Butterfield & Son Ltd.	87
63	Tompkins Financial Corp.	5
3,235	Towne Bank	98
486	Tristate Capital Holdings, Inc.(a)	10
126	Triumph Bancorp, Inc.(a)	9
205	Trustmark Corp.	6
59	UMB Financial Corp.	5
1,542	United Bankshares, Inc.	56
3,391	United Community Banks, Inc.	109
2,879	Veritex Holdings, Inc.	102
2,021	Washington Trust Bancorp, Inc.	104
4,607	Webster Financial Corp.	246
2,812	WesBanco, Inc.	100
113	Westamerica Bancorp	7
2,198	Wintrust Financial Corp.	166
		6,480
	Beverages — 0.16%
296	Celsius Holdings, Inc.(a)	23
234	National Beverage Corp.	11
122	The Boston Beer Co., Inc., Class - A(a)	124
		158
	Biotechnology — 6.31%
5,599	ACADIA Pharmaceuticals, Inc.(a)	137
1,078	Acceleron Pharma, Inc.(a)	135
8,246	ADMA Biologics, Inc.(a)	13
416	Akero Therapeutics, Inc.(a)	10
1,393	Aldeyra Therapeutics, Inc.(a)	16
1,469	Alector, Inc.(a)	31
467	Allakos, Inc.(a)	40
714	Allogene Therapeutics, Inc.(a)	19
2,961	Allovir, Inc.(a)	58
2,967	Amicus Therapeutics, Inc.(a)	29
564	AnaptysBio, Inc.(a)	15

Shares	Security Description	Value (000)
	Biotechnology (continued)
1,049	Anavex Life Sciences Corp.(a)	$24
863	Apellis Pharmaceuticals, Inc.(a)	55
1,287	Applied Genetic Technologies Corp.(a)	5
1,104	Aprea Therapeutics, Inc.(a)	5
734	Arcus Biosciences, Inc.(a)	20
193	Arcutis Biotherapeutics, Inc.(a)	5
1,201	Ardelyx, Inc.(a)	9
1,175	Arena Pharmaceuticals, Inc.(a)	80
1,149	Arrowhead Pharmaceuticals, Inc.(a)	95
1,333	Atara Biotherapeutics, Inc.(a)	21
3,335	Atea Pharmaceuticals, Inc.(a)	72
12,144	Athenex, Inc.(a)	56
6,655	Atreca, Inc., Class - A(a)	57
1,485	AVEO Pharmaceuticals, Inc.(a)	10
464	Beam Therapeutics, Inc.(a)	60
2,743	BioCryst Pharmaceuticals, Inc.(a)	43
698	Biohaven Pharmaceutical Holding Co. Ltd.(a)	68
2,646	BioMarin Pharmaceutical, Inc.(a)	222
4,579	Black Diamond Therapeutics, Inc.(a)	56
2,752	Bluebird Bio, Inc.(a)	88
1,298	Bridgebio Pharma, Inc.(a)	79
1,721	Calyxt, Inc.(a)	7
845	CareDx, Inc.(a)	77
22,803	Catabasis Pharmaceuticals, Inc.^(a)	48
1,152	CEL-SCI Corp.^(a)	10
515	ChemoCentryx, Inc.(a)	7
1,365	Chimerix, Inc.(a)	11
1,515	Clovis Oncology, Inc.(a)	9
364	Constellation Pharmaceuticals, Inc.(a)	12
281	Cortexyme, Inc.(a)	15
4,348	Cyclerion Therapeutics, Inc.(a)	17
467	Cytokinetics, Inc.(a)	9
1,080	CytomX Therapeutics, Inc.(a)	7
767	Denali Therapeutics, Inc.(a)	60
119	DermTech, Inc.(a)	5
1,232	Dicerna Pharmaceuticals, Inc.(a)	46
1,419	Dynavax Technologies Corp.(a)	14
920	Editas Medicine, Inc.(a)	52
132	Emergent BioSolutions, Inc.(a)	8
1,289	Exact Sciences Corp.(a)	160
1,244	Fate Therapeutics, Inc.(a)	108
2,539	Forma Therapeutics Holdings, Inc.(a)	63
5,668	Frequency Therapeutics, Inc.(a)	56
830	G1 Therapeutics, Inc.(a)	18
1,932	Galectin Therapeutics, Inc.^(a)	6
4,364	Global Blood Therapeutics, Inc.(a)	153
6,298	Halozyme Therapeutics, Inc.(a)	287
4,015	Immunic, Inc.(a)	49
3,165	ImmunoGen, Inc.(a)	21

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Biotechnology (continued)
7,364	Inovio Pharmaceuticals, Inc.^(a)	$68
2,118	Insmed, Inc.(a)	60
928	Intellia Therapeutics, Inc.(a)	150
383	Invitae Corp.(a)	13
8,252	Iovance Biotherapeutics, Inc.(a)	214
831	Ironwood Pharmaceuticals, Inc.(a)	11
2,572	iTeos Therapeutics, Inc.(a)	66
1,106	Kadmon Holdings, Inc.(a)	4
209	KalVista Pharmaceuticals, Inc.(a)	5
193	Karuna Therapeutics, Inc.(a)	22
11,038	Karyopharm Therapeutics, Inc.(a)	114
975	Kezar Life Sciences, Inc.(a)	5
1,001	Kindred Biosciences, Inc.(a)	9
223	Kodiak Sciences, Inc.(a)	21
347	Krystal Biotech, Inc.(a)	24
824	Kura Oncology, Inc.(a)	17
180	Kymera Therapeutics, Inc.(a)	9
2,031	La Jolla Pharmaceutical Co.(a)	9
1,468	Lexicon Pharmaceuticals, Inc.(a)	7
333	Ligand Pharmaceuticals, Inc., Class - B(a)	44
854	MacroGenics, Inc.(a)	23
4,046	MannKind Corp.(a)	22
575	Mersana Therapeutics, Inc.(a)	8
2,020	Minerva Neurosciences, Inc.(a)	5
653	Mirati Therapeutics, Inc.(a)	105
542	Molecular Templates, Inc.(a)	4
1,311	Myriad Genetics, Inc.(a)	40
649	Natera, Inc.(a)	74
1,589	NeuroBo Pharmaceuticals, Inc.^(a)	5
1,021	Novavax, Inc.(a)	217
2,080	Nurix Therapeutics, Inc.(a)	55
882	Oncorus, Inc.(a)	12
9,226	OPKO Health, Inc.(a)	37
4,105	Ovid therapeutics, Inc.(a)	16
4,386	Passage Bio, Inc.(a)	58
2,087	PDL BioPharma, Inc.	5
2,773	PhaseBio Pharmaceuticals, Inc.(a)	10
6,213	Poseida Therapeutics, Inc.(a)	62
3,087	Praxis Precision Medicines, Inc.(a)	56
1,324	Precigen, Inc.(a)	9
747	Protagonist Therapeutics, Inc.(a)	34
700	Prothena Corp. PLC(a)	36
570	PTC Therapeutics, Inc.(a)	24
7,927	Recro Pharma, Inc.(a)	18
1,328	REGENXBIO, Inc.(a)	52
2,514	Relay Therapeutics, Inc.(a)	92
1,148	Repligen Corp.(a)	230
512	Revolution Medicines, Inc.(a)	16

Shares	Security Description	Value (000)
	Biotechnology (continued)
702	Rhythm Pharmaceuticals, Inc.(a)	$14
3,117	Rigel Pharmaceuticals, Inc.(a)	14
448	Rocket Pharmaceuticals, Inc.(a)	20
454	Rubius Therapeutics, Inc.(a)	11
1,152	Sangamo Therapeutics, Inc.(a)	14
2,328	Selecta Biosciences, Inc.(a)	10
1,425	Seres Therapeutics, Inc.(a)	34
13,919	Solid Biosciences, Inc.(a)	51
5,532	Sorrento Therapeutics, Inc.^(a)	54
1,393	Spectrum Pharmaceuticals, Inc.(a)	5
274	Sutro Biopharma, Inc.(a)	5
2,137	Syndax Pharmaceuticals, Inc.(a)	37
1,063	Syros Pharmaceuticals, Inc.(a)	6
1,519	TG Therapeutics, Inc.(a)	59
1,227	Translate Bio, Inc.(a)	34
3,884	Travere Therapeutics, Inc.(a)	57
121	Turning Point Therapeutics, Inc.(a)	9
164	Twist Bioscience Corp.(a)	22
1,299	Ultragenyx Pharmaceutical, Inc.(a)	124
799	United Therapeutics Corp.(a)	143
1,802	UNITY Biotechnology, Inc.(a)	8
326	Vanda Pharmaceuticals, Inc.(a)	7
1,893	VBI Vaccines, Inc.(a)	6
828	Veracyte, Inc.(a)	33
2,535	Vericel Corp.(a)	133
1,556	Viking Therapeutics, Inc.(a)	9
6,128	Vtv Therapeutics, Inc., Class - A^(a)	14
1,004	Xoma Corp.(a)	34
131	Y-mAbs Therapeutics, Inc.(a)	4
629	Zentalis Pharmaceuticals, Inc.(a)	33
2,059	ZIOPHARM Oncology, Inc.(a)	5
		6,174
	Building Products — 2.25%
50	Advanced Drainage Systems, Inc.	6
1,948	American Woodmark Corp.(a)	159
1,948	Apogee Enterprises, Inc.	79
5,407	Armstrong Flooring, Inc.(a)	33
19,539	Builders FirstSource, Inc.(a)	834
8,750	Caesarstone Ltd.	129
354	CSW Industrials, Inc.	42
815	Gibraltar Industries, Inc.(a)	62
1,230	Griffon Corp.	32
443	Insteel Industries, Inc.	14
887	Masonite International Corp.(a)	99
91	Patrick Industries, Inc.	7
39	Simpson Manufacturing Co., Inc.	4
4,803	Trex Company, Inc.(a)	491

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Building Products (continued)
2,812	UFP Industries, Inc.	$209
		2,200
	Capital Markets — 2.70%
1,715	Ares Management Corp., Class - A	109
4,822	Arlington Asset Investment Corp., Class - A(a)	20
5,058	Artisan Partners Asset Management, Inc., Class - A	257
493	B. Riley Financial, Inc.	37
13,347	BGC Partners, Inc., Class - A	76
1,179	Brightsphere Investment Group, Inc.	28
979	Cohen & Steers, Inc.	80
677	Cowen, Inc., Class - A	28
1,771	Evercore, Inc., Class - A	248
3,056	Federated Hermes, Inc., Class - B	104
1,301	Focus Financial Partners, Inc., Class - A(a)	63
62	GlassBridge Enterprises, Inc.(a)	7
184	Hamilton Lane, Inc.	17
118	Houlihan Lokey, Inc.	10
3,742	LPL Financial Holdings, Inc.	504
116	Moelis & Co., Class - A	7
405	PJT Partners, Inc., Class - A	29
2,239	Raymond James Financial, Inc.	290
6,548	Safeguard Scientifics, Inc.^(a)	51
3,805	Stifel Financial Corp.	247
195	StoneX Group, Inc.(a)	12
5,223	The Carlyle Group, Inc.	243
2,045	Victory Capital Holdings, Inc., Class - A	66
157	Virtus Investment Partners, Inc.	44
9,720	WisdomTree Investments, Inc.	60
		2,637
	Chemicals — 2.32%
8,475	Advanced Emissions Solutions, Inc.(a)	63
2,690	Albemarle Corp.	453
828	Avient Corp.	41
695	Balchem Corp.	91
48	Cabot Corp.	3
1,174	Ferro Corp.(a)	25
4,729	FMC Corp.	511
454	GCP Applied Technologies, Inc.(a)	11
158	Huntsman Corp.	4
198	Ingevity Corp.(a)	16
1,007	Innospec, Inc.	91
562	Kraton Corp.(a)	18
1,908	Kronos Worldwide, Inc.	27
8,514	Livent Corp.(a)	165
617	Minerals Technologies, Inc.	49
129	NewMarket Corp.	42

Shares	Security Description	Value (000)
	Chemicals (continued)
1,544	Orion Engineered Carbons SA(a)	$29
4,140	PQ Group Holdings, Inc.	64
274	Quaker Chemical Corp.	65
898	Sensient Technologies Corp.	78
85	Stepan Co.	10
1,217	Trinseo SA	73
15,419	Tronox Holdings PLC, Class - A	345
		2,274
	Commercial Services & Supplies — 1.12%
1,375	ABM Industries, Inc.	61
1,728	ACCO Brands Corp.	15
2,167	BrightView Holdings, Inc.(a)	35
1,307	Casella Waste Systems, Inc.(a)	83
335	Cimpress PLC(a)	36
5,117	Covanta Holding Corp.	91
989	Healthcare Services Group, Inc.	31
1,301	Herman Miller, Inc.	61
656	HNI Corp.	29
19,597	Interface, Inc.	301
2,881	Knoll, Inc.	75
749	McGrath RentCorp	61
33	MSA Safety, Inc.	5
13,747	Pitney Bowes, Inc.	121
1,559	Quad/Graphics, Inc.(a)	6
4,657	Team, Inc.(a)	31
313	Tetra Tech, Inc.	38
27	UniFirst Corp.	6
130	US Ecology, Inc.(a)	5
48	VSE Corp.	2
		1,093
	Communications Equipment — 0.27%
1,460	ADTRAN, Inc.	30
594	Applied Optoelectronics, Inc.(a)	5
673	Clearfield, Inc.(a)	25
2,372	Infinera Corp.(a)	24
724	InterDigital, Inc.	54
475	Lumentum Holdings, Inc.(a)	40
822	NETGEAR, Inc.(a)	31
4,451	PCTEL, Inc.	29
2,536	Ribbon Communications, Inc.(a)	19
423	Viavi Solutions, Inc.(a)	7
		264
	Construction & Engineering — 2.66%
5,092	AECOM(a)	322
1,546	Ameresco, Inc., Class - A(a)	97
752	API Group Corp.(a)	16
1,158	Arcosa, Inc.	68
1,585	Dycom Industries, Inc.(a)	118

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Construction & Engineering (continued)
1,160	EMCOR Group, Inc.	$143
2,153	Fluor Corp.(a)	38
6,795	Granite Construction, Inc.	282
3,120	HC2 Holdings, Inc.(a)	12
4,135	MasTec, Inc.(a)	439
117	MYR Group, Inc.(a)	11
2,758	Primoris Services Corp.	81
3,856	Quanta Services, Inc.	349
38,992	Tutor Perini Corp.(a)	541
2,938	WillScot Mobile Mini Holdings Corp.(a)	82
		2,599
	Construction Materials — 0.94%
2,588	Eagle Materials, Inc., Class - A	368
510	Martin Marietta Materials, Inc.	179
10,349	Summit Materials, Inc., Class - A(a)	361
220	U.S. Concrete, Inc.(a)	16
		924
	Consumer Finance — 0.39%
3,970	Green Dot Corp., Class - A(a)	186
3,434	LendingClub Corp.(a)	62
875	Navient Corp.	17
351	Nelnet, Inc., Class - A	26
1,129	Oportun Financial Corp.(a)	23
936	PROG Holdings, Inc.(a)	45
131	World Acceptance Corp.(a)	21
		380
	Containers & Packaging — 0.46%
693	AptarGroup, Inc.	98
5,502	Graphic Packaging Holding Co.	100
3,245	Myers Industries, Inc.	68
12,065	Pactiv Evergreen, Inc.	181
		447
	Distributors — 0.12%
893	Core-Mark Holding Co., Inc.	40
16,533	Greenlane Holdings, Inc., Class - A(a)	74
		114
	Diversified Consumer Services — 1.19%
10,896	Adtalem Global Education, Inc.(a)	388
2,186	Chegg, Inc.(a)	182
422	Frontdoor, Inc.(a)	21
8,669	Houghton Mifflin Harcourt Co.(a)	96
4,803	Laureate Education, Inc., Class - A(a)	70
26,377	Perdoceo Education Corp.(a)	323
703	Regis Corp.(a)	7
60	Strategic Education, Inc.	5
782	Universal Technical Institute, Inc.(a)	5
446	Vivint Smart Home, Inc.(a)	6

Shares	Security Description	Value (000)
	Diversified Consumer Services (continued)
1,756	WW International, Inc.(a)	$63
		1,166
	Diversified Financial Services — 0.19%
2,195	Cannae Holdings, Inc.(a)	74
4,967	Marlin Business Services Corp.	113
		187
	Diversified Telecommunication Services — 0.74%
19,509	Alaska Communications Systems Group, Inc.(a)	65
473	Bandwidth, Inc.(a)	65
2,217	Cincinnati Bell, Inc.(a)	34
3,270	IDT Corp.(a)	121
1,867	Iridium Communications, Inc.(a)	75
10,805	ORBCOMM, Inc.(a)	121
16,305	Radius Global Infrastructure, Inc.(a)	237
340	Vonage Holdings Corp.(a)	5
		723
	Electric Utilities — 0.22%
1,876	ALLETE, Inc.	131
3,048	Genie Energy Ltd.	19
175	MGE Energy, Inc.	13
528	Otter Tail Corp.	26
141	PNM Resources, Inc.	7
468	Portland General Electric Co.	22
		218
	Electrical Equipment — 1.34%
514	American Superconductor Corp.(a)	9
1,099	Bloom Energy Corp., Class - A(a)	30
489	Encore Wire Corp.	37
3,837	EnerSys	375
1,528	Enphase Energy, Inc.(a)	280
2,970	FuelCell Energy, Inc.(a)	26
471	Generac Holdings, Inc.(a)	196
3,865	Plug Power, Inc.(a)	132
3,233	Sunrun, Inc.(a)	180
423	Vicor Corp.(a)	45
		1,310
	Electronic Equipment, Instruments & Components — 2.65%
517	Airgain, Inc.(a)	11
1,155	Arlo Technologies, Inc.(a)	8
743	Badger Meter, Inc.	73
544	Belden, Inc.	28
34	Dolby Laboratories, Inc., Class - A	3
46	ePlus, Inc.(a)	4
2,787	Fabrinet(a)	268
77	FARO Technologies, Inc.(a)	6
18,556	Flex Ltd.(a)	332
4,268	II-VI, Inc.(a)	310
1,005	Insight Enterprises, Inc.(a)	101

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Electronic Equipment, Instruments & Components (continued)
548	IPG Photonics Corp.(a)	$116
58	Itron, Inc.(a)	6
8,393	Jabil, Inc.	487
301	Kimball Electronics, Inc.(a)	7
2,844	Knowles Corp.(a)	56
520	Littelfuse, Inc.	132
1,326	Methode Electronics, Inc.	65
801	nLight, Inc.(a)	29
95	Novanta, Inc.(a)	13
207	Par Technology Corp.(a)	14
114	PC Connection, Inc.	5
51	Plexus Corp.(a)	5
2,092	Rogers Corp.(a)	419
34	SYNNEX Corp.	4
801	TTM Technologies, Inc.(a)	11
5,660	Velodyne Lidar, Inc.(a)	60
290	Vishay Intertechnology, Inc.	7
1,649	Wrap Technologies, Inc.^(a)	13
		2,593
	Energy Equipment & Services — 0.35%
1,908	Archrock, Inc.	17
460	Cactus, Inc., Class - A	17
4,798	Championx Corp.(a)	122
3,794	Liberty Oilfield Services, Inc., Class - A(a)	54
2,855	Nextier Oilfield Solutions, Inc.(a)	14
1,775	Oceaneering International, Inc.(a)	28
3,866	Solaris Oilfield Infrastructure, Inc., Class - A	38
4,093	Tidewater, Inc.(a)	49
		339
	Entertainment — 0.48%
5,212	AMC Entertainment Holdings, Inc.^(a)	296
1,055	Cinemark Holdings, Inc.(a)	23
1,913	CuriosityStream, Inc.(a)	26
1,640	Liberty Media Corp. - Liberty Braves, Class - A(a)	46
2,497	Liberty Media Corp. - Liberty Braves, Class - C(a)	69
1,843	LiveXLive Media, Inc.(a)	9
		469
	Equity Real Estate Investment Trusts — 3.94%
1,886	Agree Realty Corp.	133
2,565	Alexander & Baldwin, Inc.	47
516	Alpine Income Property Trust, Inc.	10
926	American Finance Trust, Inc.	8
1,760	CareTrust REIT, Inc.	41
879	Catchmark Timber Trust, Inc., Class - A	10

Shares	Security Description	Value (000)
	Equity Real Estate Investment Trusts (continued)
4,816	Chatham Lodging Trust(a)	$62
1,131	Community Healthcare Trust, Inc.	54
1,360	CoreCivic, Inc.(a)	14
6,130	Corenergy Infrastructure Trust, Inc.	41
9,239	CorePoint Lodging, Inc.(a)	99
10,385	Corporate Office Properties Trust	290
9,262	DiamondRock Hospitality Co.(a)	90
11,256	DigitalBridge Group, Inc.(a)	89
14,808	Diversified Healthcare Trust	62
1,309	EastGroup Properties, Inc.	214
681	Farmland Partners, Inc.	8
89	First Industrial Realty Trust, Inc.	5
2,615	Four Corners Property Trust, Inc.	72
533	Getty Realty Corp.	17
2,520	Gladstone Commercial Corp.	57
6,912	Global Medical REIT, Inc.	102
3,307	Global Net Lease, Inc.	61
6,232	Hersha Hospitality Trust(a)	67
2,757	Independence Realty Trust, Inc.	50
1,274	Industrial Logistics Property Trust	33
711	Innovative Industrial Properties, Inc.	136
566	iStar, Inc.	12
5,617	Lexington Realty Trust	67
814	LTC Properties, Inc.	31
3,365	Mack-Cali Realty Corp.	58
4,297	Monmouth Real Estate Investment Corp., Class - A	80
763	National Health Investors, Inc.	51
1,574	National Storage Affiliates	80
6,120	NETSTREIT Corp.	141
9,522	New Senior Investment Group, Inc.	84
1,652	Office Properties Income Trust	48
290	Pebblebrook Hotel Trust	7
1,185	PotlatchDeltic Corp.	63
24	PS Business Parks, Inc.	4
444	QTS Realty Trust, Inc., Class - A	34
788	Retail Opportunity Investments Corp.	14
6,256	Retail Properties of America, Inc.	72
6,433	RLJ Lodging Trust	98
1,766	Ryman Hospitality Properties, Inc.(a)	139
6,550	Sabra Health Care REIT, Inc.	119
1,446	Seritage Growth Properties, Class - A(a)	27
5,156	Service Properties Trust	65
11,094	SITE Centers Corp.	167
3,480	STAG Industrial, Inc.	130
7,641	Summit Hotel Properties, Inc.(a)	71
846	Tanger Factory Outlet Centers, Inc.	16
83	Terreno Realty Corp.	5
7,388	The GEO Group, Inc.	53

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (continued)
7,560	The Macerich Co.	$138
2,539	Uniti Group, Inc.	27
3,762	Urban Edge Properties	72
676	Xenia Hotels & Resorts, Inc.(a)	13
		3,858
	Food & Staples Retailing — 0.68%
2,670	BJ’s Wholesale Club Holdings, Inc., Class - C(a)	127
205	Casey’s General Stores, Inc.	40
230	Ingles Markets, Inc., Class - A	13
3,879	MedAvail Holdings, Inc.(a)	48
1,122	Performance Food Group Co.(a)	54
538	PriceSmart, Inc.	49
1,005	Rite Aid Corp.(a)	16
1,071	SpartanNash Co.	21
1,208	The Andersons, Inc.	37
6,050	United Natural Foods, Inc.(a)	224
714	Weis Markets, Inc.	37
		666
	Food Products — 0.79%
1,523	B&G Foods, Inc.^	50
4,926	Darling Ingredients, Inc.(a)	332
572	Fresh Del Monte Produce, Inc.	19
423	Freshpet, Inc.(a)	69
682	J&J Snack Foods Corp.	118
236	John B. Sanfilippo & Son, Inc.	21
351	Lancaster Colony Corp.	68
1,116	The Simply Good Foods Co.(a)	41
1,490	Tootsie Roll Industries, Inc.	51
		769
	Gas Utilities — 0.43%
510	Brookfield Infrastructure Corp.	38
715	Chesapeake Utilities Corp.	86
221	New Jersey Resources Corp.	9
1,479	Northwest Natural Holding Co.	78
1,587	Spire, Inc.	114
2,134	UGI Corp.	99
		424
	Health Care Equipment & Supplies — 4.06%
452	Abiomed, Inc.(a)	141
3,309	Acutus Medical, Inc.(a)	56
4,141	AngioDynamics, Inc.(a)	112
155	AtriCure, Inc.(a)	12
1,216	Avanos Medical, Inc.(a)	44
781	Axonics, Inc.(a)	50
1,686	Beyond Air, Inc.(a)	11
2,639	BioSig Technologies, Inc.(a)	10
1,164	Cerus Corp.(a)	7

Shares	Security Description	Value (000)
	Health Care Equipment & Supplies (continued)
385	CONMED Corp.	$53
403	CryoPort, Inc.(a)	25
420	Dexcom, Inc.(a)	179
1,691	Eargo, Inc.(a)	67
698	Glaukos Corp.(a)	59
175	Globus Medical, Inc.(a)	14
200	Inogen, Inc.(a)	13
2,228	Insulet Corp.(a)	613
479	Integer Holdings Corp.(a)	45
661	Intricon Corp.(a)	15
3,272	Invacare Corp.(a)	26
933	iRhythm Technologies, Inc.(a)	62
511	Lantheus Holdings, Inc.(a)	14
211	LeMaitre Vascular, Inc.	13
158	LENSAR, Inc.(a)	1
526	LivaNova PLC(a)	44
4,236	Merit Medical Systems, Inc.(a)	274
4,046	Neogen Corp.(a)	186
671	Nevro Corp.(a)	111
93	NuVasive, Inc.(a)	6
6,199	PAVmed, Inc.(a)	40
249	Quidel Corp.(a)	32
390	Shockwave Medical, Inc.(a)	74
12,294	Sientra, Inc.(a)	98
119	Silk Road Medical, Inc.(a)	6
25,347	SmileDirectClub, Inc.(a)	220
1,272	STAAR Surgical Co.(a)	194
248	STERIS PLC	51
2,307	Tandem Diabetes Care, Inc.(a)	225
1,380	The Cooper Companies, Inc.	548
449	TransMedics Group, Inc.(a)	15
360	Vapotherm, Inc.(a)	9
6,674	Varex Imaging Corp.(a)	179
2,157	ViewRay, Inc.(a)	14
2,221	VolitionRX, Ltd.(a)	7
		3,975
	Health Care Providers & Services — 2.12%
695	1Life Healthcare, Inc.(a)	23
5,907	Acadia Healthcare Company, Inc.(a)	370
228	Amedisys, Inc.(a)	56
590	AMN Healthcare Services, Inc.(a)	57
756	Brookdale Senior Living, Inc.(a)	6
13	Chemed Corp.	6
1,165	Community Health Systems, Inc.(a)	18
153	CorVel Corp.(a)	21
8,015	Covetrus, Inc.(a)	216
47	Encompass Health Corp.	4
803	Five Star Senior Living, Inc.(a)	5
145	Guardant Health, Inc.(a)	18

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Providers & Services (continued)
576	Hanger, Inc.(a)	$15
1,566	HealthEquity, Inc.(a)	126
776	LHC Group, Inc.(a)	155
373	Magellan Health, Inc.(a)	35
405	MEDNAX, Inc.(a)	12
277	Modivcare, Inc.(a)	47
826	Molina Heathcare, Inc.(a)	209
757	National Healthcare Corp.	53
409	Option Care Health, Inc.(a)	9
1,478	Owens & Minor, Inc.	63
3,683	Patterson Companies, Inc.	112
1,149	R1 RCM, Inc.(a)	26
2,950	RadNet, Inc.(a)	99
1,380	Select Medical Holdings Corp.	58
1,391	Sharps Compliance Corp.(a)	14
435	Surgery Partners, Inc.(a)	29
2,414	Tenet Healthcare Corp.(a)	162
278	The Ensign Group, Inc.	24
150	The Pennant Group, Inc.(a)	6
244	Triple-S Management Corp., Class - B(a)	5
82	U.S. Physical Therapy, Inc.	10
		2,069
	Health Care Technology — 0.94%
358	Allscripts Healthcare Solutions, Inc.(a)	7
7,214	American Well Corp., Class - A(a)	91
1,328	Evolent Health, Inc., Class - A(a)	28
398	Health Catalyst, Inc.(a)	22
2,657	HealthStream, Inc.(a)	74
1,693	Inovalon Holdings, Inc., Class - A(a)	58
925	Inspire Medical System, Inc.(a)	179
2,060	NextGen Healthcare, Inc.(a)	34
1,677	Omnicell, Inc.(a)	253
171	Schrodinger, Inc.(a)	13
179	Tabula Rasa Healthcare, Inc.(a)	9
831	Teladoc Health, Inc.(a)	138
250	Vocera Communications, Inc.(a)	10
		916
	Hotels, Restaurants & Leisure — 3.55%
162	BJ’s Restaurants, Inc.(a)	8
805	Bloomin’ Brands, Inc.(a)	22
6,395	Boyd Gaming Corp.(a)	394
9,202	Caesars Entertainment, Inc.(a)	954
252	Churchill Downs, Inc.	50
398	Chuy’s Holdings, Inc.(a)	15
1,221	Dave & Buster’s Entertainment, Inc.(a)	50
1,018	Dine Brands Global, Inc.(a)	91
470	El Pollo Loco Holdings, Inc.(a)	9

Shares	Security Description	Value (000)
	Hotels, Restaurants & Leisure (continued)
7,017	Fiesta Restaurant Group, Inc.(a)	$94
428	Golden Entertainment, Inc.(a)	19
1,218	Hilton Grand Vacations, Inc.(a)	50
73	Jack in the Box, Inc.	8
5,491	Lindblad Expeditions Holdings, Inc.(a)	88
50	Marriott Vacations Worldwide Corp.(a)	8
696	Noodles & Co.(a)	9
731	Papa John’s International, Inc.	76
1,694	Penn National Gaming, Inc.(a)	130
5,207	Planet Fitness, Inc., Class - A(a)	391
3,075	PlayAGS, Inc.(a)	30
2,685	Red Robin Gourmet Burgers, Inc.(a)	89
4,134	Red Rock Resorts, Inc., Class - A(a)	176
999	Scientific Games Corp., Class - A(a)	77
581	Texas Roadhouse, Inc.	56
4,721	The Cheesecake Factory, Inc.(a)	256
316	Vail Resorts, Inc.(a)	100
1,396	Wingstop, Inc.	220
		3,470
	Household Durables — 1.39%
972	Gopro, Inc., Class - A(a)	11
5,700	Green Brick Partners, Inc.(a)	130
1,600	Hamilton Beach Brands Holding Co., Class - A	36
32	Helen of Troy Ltd.(a)	7
156	Hooker Furniture Corp.	5
370	Installed Building Products, Inc.	45
137	iRobot Corp.(a)	13
221	La-Z-Boy, Inc.	8
748	LGI Homes, Inc.(a)	121
485	M/I Homes, Inc.(a)	28
777	MDC Holdings, Inc.	39
1,111	Meritage Homes Corp.(a)	105
147	Skyline Champion Corp.(a)	8
584	The Lovesac Co.(a)	47
1,473	TopBuild Corp.(a)	292
3,495	TRI Pointe Homes, Inc.(a)	75
7,049	Tupperware Brands Corp.(a)	167
4,610	Universal Electronics, Inc.(a)	224
		1,361
	Household Products — 0.07%
240	Central Garden & Pet Co.(a)	13
990	Central Garden & Pet Co., Class - A(a)	48
20	WD-40 Co.	5
		66
	Independent Power and Renewable Electricity Producers — 0.12%
1,499	Clearway Energy, Inc., Class - C	40

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Independent Power and Renewable Electricity Producers (continued)
2,146	Sunnova Energy International, Inc.(a)	$81
		121
	Industrial Conglomerates — 0.12%
1,959	Raven Industries, Inc.	113
	Insurance — 1.92%
2,133	American Equity Investment Life Holding Co.	69
6,299	Argo Group International Holdings Ltd.	327
3,379	CNO Financial Group, Inc.	80
94	Enstar Group Ltd.(a)	22
886	Everest Re Group Ltd.	223
1,150	Goosehead Insurance, Inc.	146
1,842	Horace Mann Educators Corp.	69
655	Kinsale Capital Group, Inc.	108
2,483	ProAssurance Corp.	56
1,753	ProSight Global, Inc.(a)	22
49	RLI Corp.	5
723	Safety Insurance Group, Inc.	57
1,404	Selective Insurance Group, Inc.	114
1,613	Trupanion, Inc.(a)	185
5,317	W.R. Berkley Corp.	397
		1,880
	Interactive Media & Services — 0.04%
8,509	DHI Group, Inc.(a)	28
139	Yelp, Inc.(a)	6
		34
	Internet & Direct Marketing Retail — 0.44%
593	1-800-Flowers.com, Inc., Class - A(a)	19
352	Etsy, Inc.(a)	72
724	Gaia, Inc.(a)	8
607	Lands’ End, Inc.(a)	25
3,824	Magnite, Inc.(a)	130
511	Overstock.com, Inc.(a)	47
396	Stamps.com, Inc.(a)	79
2,561	The RealReal, Inc.(a)	51
		431
	IT Services — 2.83%
2,035	Alliance Data Systems Corp.	212
62	Booz Allen Hamilton Holding Corp.	5
24,218	Brightcove, Inc.(a)	349
20	CACI International, Inc., Class - A(a)	5
1,176	Cass Information Systems, Inc.	48
34	Concentrix Corp.(a)	5
10,305	Conduent, Inc.(a)	77
94	CSG Systems International, Inc.	4
2,141	EVERTEC, Inc.	93
717	Evo Payments, Inc., Class - A(a)	20

Shares	Security Description	Value (000)
	IT Services (continued)
514	Exlservice Holdings, Inc.(a)	$55
4,270	Genpact Ltd.	194
254	Jack Henry & Associates, Inc.	42
19,207	KBR, Inc.	734
1,477	LiveRamp Holdings, Inc.(a)	69
78	ManTech International Corp., Class - A	7
979	MAXIMUS, Inc.	86
19,279	Paya Holdings, Inc.(a)	212
88	Perficient, Inc.(a)	7
1,018	Science Applications International Corp.	89
7,713	Switch, Inc., Class - A	163
605	Sykes Enterprises, Inc.(a)	32
135	The Hackett Group, Inc.	2
81	TTEC Holdings, Inc.	8
68	Tucows, Inc.(a)	5
822	Unisys Corp.(a)	21
2,286	Verra Mobility Corp.(a)	35
993	WEX, Inc.(a)	193
		2,772
	Leisure Products — 0.79%
324	American Outdoor Brands, Inc.(a)	11
4,006	Callaway Golf Co.(a)	135
77	Johnson Outdoors, Inc., Class - A	9
356	Mastercraft Boat Holdings, Inc.(a)	9
20,171	Mattel, Inc.(a)	406
1,298	Smith & Wesson Brands, Inc.	45
1,691	Yeti Holdings, Inc.(a)	156
		771
	Life Sciences Tools & Services — 1.10%
102	Bruker Corp.	8
3,416	Codexis, Inc.(a)	77
3,486	Fluidigm Corp.(a)	21
1,767	Harvard Bioscience, Inc.(a)	15
2,681	Luminex Corp.	99
599	Medpace Holdings, Inc.(a)	106
636	NanoString Technologies, Inc.(a)	41
3,662	NeoGenomics, Inc.(a)	165
1,612	Pacific Biosciences of California, Inc.(a)	56
664	Personalis, Inc.(a)	17
58	PRA Health Sciences, Inc.(a)	10
3,503	QIAGEN N.V.(a)	169
2,254	Quanterix Corp.(a)	133
6,456	Sotera Health Co.(a)	156
		1,073
	Machinery — 2.98%
68	Albany International Corp.	6
1,758	Astec Industries, Inc.	111
255	Barnes Group, Inc.	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
1,580	Chart Industries, Inc.(a)	$231
6,849	CIRCOR International, Inc.(a)	224
168	Columbus McKinnon Corp.	8
1,804	DMC Global, Inc.(a)	101
3,382	Evoqua Water Technologies Co.(a)	114
1,773	Federal Signal Corp.	71
177	Franklin Electric Co., Inc.	14
1,283	Graham Corp.	18
4,941	Harsco Corp.(a)	101
434	Helios Technologies, Inc.	34
431	Hyster-Yale Materials Handling, Inc.	31
332	IDEX Corp.	73
1,220	ITT, Inc.	112
819	John Bean Technologies Corp.	117
217	Kadant, Inc.	38
121	Kennametal, Inc.	4
1,296	Kornit Digital Ltd.(a)	161
902	Lincoln Electric Holdings, Inc.	119
331	Lydall, Inc.(a)	20
12,225	Meritor, Inc.(a)	287
118	Mueller Industries, Inc.	5
47	Oshkosh Corp.	6
1,221	Park-Ohio Holdings Corp.	39
751	Proto Labs, Inc.(a)	69
2,342	Rexnord Corp.	117
1,356	SPX Corp.(a)	83
1,151	SPX FLOW, Inc.	75
2,067	Terex Corp.	98
2,085	The Greenbrier Companies, Inc.	91
342	TriMas Corp.(a)	10
13,419	Welbilt, Inc.(a)	311
		2,912
	Marine — 0.22%
658	Genco Shipping & Trading Ltd.	12
2,129	Kirby Corp.(a)	129
1,166	Matson, Inc.	75
		216
	Media — 1.03%
2,263	AMC Networks, Inc., Class - A(a)	151
4,484	Cardlytics, Inc.(a)	570
2,513	Entravision Communications Corp., Class - A	17
5,444	Gray Television, Inc.	127
3,244	Liberty Latin America Ltd., Class - C(a)	46
6,334	National CineMedia, Inc.	32
535	Scholastic Corp.	20
188	Sinclair Broadcast Group, Inc., Class - A	6

Shares	Security Description	Value (000)
	Media (continued)
2,249	TEGNA, Inc.	$42
		1,011
	Metals & Mining — 1.76%
19,561	Alamos Gold, Inc.	150
6,347	Alcoa Corp.(a)	234
16,463	Allegheny Technologies, Inc.(a)	343
401	Arconic Corp.(a)	14
3,407	Carpenter Technology Corp.	137
2,916	Cleveland-Cliffs, Inc.(a)	63
4,270	Coeur Mining, Inc.(a)	38
257	Commercial Metals Co.	8
87	Compass Minerals International, Inc.	5
1,173	Haynes International, Inc.	42
9,750	Hecla Mining Co.	73
191	Materion Corp.	14
11,945	Pan American Silver Corp.	340
2,916	Ryerson Holding Corp.(a)	43
5,772	Timkensteel Corp.(a)	82
536	United States Steel Corp.	13
549	Warrior Met Coal, Inc.	9
1,868	Worthington Industries, Inc.	114
		1,722
	Mortgage Real Estate Investment Trusts — 0.49%
10,110	AG Mortgage Investment Trust, Inc.	43
3,653	ARMOUR Residential REIT, Inc.	42
7,810	BrightSpire Capital, Inc.	73
1,929	Broadmark Realty Capital, Inc.	20
1,677	Capstead Mortgage Corp.	10
1,873	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	106
17,059	Invesco Mortgage Capital, Inc.	67
6,389	MFA Financial, Inc.	29
2,348	Redwood Trust, Inc.	28
3,043	Two Harbors Investment Corp.	23
11,584	Western Asset Mortgage Capital Corp.	38
		479
	Multiline Retail — 0.17%
121	Big Lots, Inc.	8
8,601	Macy’s, Inc.(a)	163
		171
	Multi-Utilities — 0.20%
726	Black Hills Corp.	48
1,680	NorthWestern Corp.	101
889	Unitil Corp.	47
		196
	Oil, Gas & Consumable Fuels — 1.76%
1,121	Amyris, Inc.(a)	18
3,497	Antero Resources Corp.(a)	53

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
2,408	Clean Energy Fuels Corp.(a)	$24
2,093	CNX Resources Corp.(a)	29
5,573	Comstock Resources, Inc.(a)	37
2,431	CONSOL Energy, Inc.(a)	45
3,905	Delek US Holdings, Inc.	84
7,729	Devon Energy Corp.	226
2,053	DHT Holdings, Inc.	13
1,588	Earthstone Energy, Inc., Class - A(a)	18
26,127	Euronav N.V.	243
2,568	Evolution Petroleum Corp.	13
10,840	Falcon Minerals Corp.	55
2,172	Frontline Ltd.	20
2,312	Golar LNG Ltd.(a)	31
214	Matador Resources Co.	8
21,522	Navigator Holdings Ltd.(a)	236
2,581	Nordic American Tankers Ltd.	8
3,747	Ovintiv, Inc.	118
292	PDC Energy, Inc.	13
2,305	Range Resources Corp.(a)	39
696	Renewable Energy Group, Inc.(a)	43
52	REX American Resources Corp.(a)	5
588	Scorpio Tankers, Inc.	13
419	SM Energy Co.	10
46,388	Southwestern Energy Co.(a)	262
1,690	World Fuel Services Corp.	54
		1,718
	Paper & Forest Products — 0.14%
563	Boise Cascade Co.	33
277	Clearwater Paper Corp.(a)	8
1,354	Domtar Corp.(a)	74
95	Louisiana-Pacific Corp.	6
484	Schweitzer-Mauduit International, Inc.	20
		141
	Personal Products — 0.16%
494	e.l.f. Beauty, Inc.(a)	13
853	Inter Parfums, Inc.	62
198	Medifast, Inc.	56
238	USANA Health Sciences, Inc.(a)	24
		155
	Pharmaceuticals — 1.72%
10,185	Acer Therapeutics, Inc.(a)	29
9,699	Aerie Pharmaceuticals, Inc.(a)	155
2,129	Amneal Pharmaceuticals, Inc.(a)	11
4,463	Amphastar Pharmaceuticals, Inc.(a)	90
774	Arvinas, Inc.(a)	60
168	Axsome Therapeutics, Inc.(a)	11
81	Catalent, Inc.(a)	9

Shares	Security Description	Value (000)
	Pharmaceuticals (continued)
3,007	Cerecor, Inc.(a)	$10
2,912	Chiasma, Inc.(a)	14
260	Corcept Therapeutics, Inc.(a)	6
7,182	CorMedix, Inc.(a)	49
4,171	ENDO International PLC(a)	20
825	Evolus, Inc.(a)	10
249	Harmony Biosciences Holdings, Inc.(a)	7
1,228	Harrow Health, Inc.(a)	11
653	Horizon Therapeutics PLC(a)	61
1,079	Innoviva, Inc.(a)	14
711	Intra-Cellular Therapies, Inc.(a)	29
1,037	Kala Pharmaceuticals, Inc.(a)	5
4,099	KemPharm, Inc.(a)	53
1,847	Liquidia Corp.(a)	5
1,598	Marinus Pharmaceuticals, Inc.(a)	29
929	NGM Biopharmaceuticals, Inc.(a)	18
359	Ocular Therapeutix, Inc.(a)	5
537	Omeros Corp.(a)	8
5,164	Pacira BioSciences, Inc.(a)	314
1,073	Paratek Pharmaceuticals, Inc.(a)	7
1,203	Phibro Animal Health Corp., Class - A	35
1,583	Prestige Consumer Healthcare, Inc.(a)	82
7,109	Provention Bio, Inc.(a)	60
1,048	Revance Therapeutics, Inc.(a)	31
4,208	Satsuma Pharmaceuticals, Inc.(a)	30
5,589	Strongbridge BioPharma PLC(a)	17
8,459	Supernus Pharmaceuticals, Inc.(a)	261
3,083	Vaxcyte, Inc.(a)	69
7,972	WaVe Life Sciences Ltd.(a)	53
1,312	Xeris Pharmaceuticals, Inc.^(a)	5
		1,683
	Professional Services — 0.74%
917	ASGN, Inc.(a)	89
1,815	CBIZ, Inc.(a)	59
2,022	GP Strategies Corp.(a)	32
217	Huron Consulting Group, Inc.(a)	11
173	ICF International, Inc.	15
594	Kelly Services, Inc., Class - A(a)	14
982	Kforce, Inc.	62
1,998	Korn Ferry	145
9,154	Mistras Group, Inc.(a)	90
1,649	Upwork, Inc.(a)	96
2,897	Willdan Group, Inc.(a)	109
		722
	Real Estate Management & Development — 0.35%
1,451	BBX Capital, Inc.(a)	12
264	Essential Properties Realty Trust, Inc.	7
1,232	eXp World Holdings, Inc.(a)	48

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Real Estate Management & Development (continued)
299	Forestar Group, Inc.(a)	$6
821	Marcus & Millichap, Inc.(a)	32
3,583	Newmark Group, Inc., Class - A	43
40	Rafael Holdings, Inc., Class - B(a)	2
303	Realogy Holdings Corp.(a)	6
1,604	Redfin Corp.(a)	101
1,184	The RMR Group, Inc., Class - A	46
894	The St. Joe Co.	40
		343
	Road & Rail — 0.53%
119	Avis Budget Group, Inc.(a)	9
6,474	Knight-Swift Transportation Holdings, Inc.	295
103	P.A.M. Transportation Services, Inc.(a)	5
808	Saia, Inc.(a)	170
286	Universal Truckload Services, Inc.	7
1,208	US Xpress Enterprise, Inc., Class - A(a)	10
3,453	Yellow Corp.(a)	22
		518
	Semiconductors & Semiconductor Equipment — 5.57%
809	Advanced Energy Industries, Inc.	91
485	Alpha & Omega Semiconductor Ltd.(a)	15
658	Ambarella, Inc.(a)	70
3,622	Amkor Technology, Inc.	86
3,010	AXT, Inc.(a)	33
176	Brooks Automation, Inc.	17
521	CEVA, Inc.(a)	25
55	Cirrus Logic, Inc.(a)	5
6,613	Cree, Inc.(a)	648
216	Diodes, Inc.(a)	17
126	Entegris, Inc.	15
4,167	FormFactor, Inc.(a)	152
188	Impinj, Inc.(a)	10
5,553	Lattice Semiconductor Corp.(a)	312
12,728	MACOM Technology Solutions Holdings, Inc.(a)	817
7,829	Marvell Technology, Inc.	457
8,166	MaxLinear, Inc., Class - A(a)	347
746	MKS Instruments, Inc.	133
846	Monolithic Power Systems, Inc.	316
2,556	Power Integrations, Inc.	210
2,781	Qorvo, Inc.(a)	544
5,776	Semtech Corp.(a)	397
1,402	Silicon Laboratories, Inc.(a)	215
714	SiTime Corp.(a)	90
324	SMART Global Holdings, Inc.(a)	15
799	Synaptics, Inc.(a)	124
212	Ultra Clean Holdings, Inc.(a)	11
1,194	Universal Display Corp.	265

Shares	Security Description	Value (000)
	Semiconductors & Semiconductor Equipment (continued)
661	Veeco Instruments, Inc.(a)	$16
		5,453
	Software — 4.84%
13,004	2U, Inc.(a)	543
1,424	8x8, Inc.(a)	40
2,571	ACI Worldwide, Inc.(a)	95
416	Alarm.com Holding, Inc.(a)	35
829	Altair Engineering, Inc., Class - A(a)	57
343	Alteryx, Inc., Class - A(a)	30
192	Appian Corp.(a)	26
3,150	Asure Software, Inc.(a)	28
49	Avalara, Inc.(a)	8
488	Avaya Holdings Corp.(a)	13
711	Benefitfocus, Inc.(a)	10
1,105	Blackbaud, Inc.(a)	85
185	Blackline, Inc.(a)	21
1,091	Box, Inc., Class - A(a)	28
274	Cerence, Inc.(a)	29
3,773	Cloudera, Inc.(a)	60
979	Cognyte Software, Ltd.(a)	24
1,848	CommVault Systems, Inc.(a)	145
803	Cornerstone OnDemand, Inc.(a)	41
155	Coupa Software, Inc.(a)	41
313	Digimarc Corp.(a)	10
740	Digital Turbine, Inc.(a)	56
434	Domo, Inc., Class - B(a)	35
1,935	Ebix, Inc.	66
581	eGain Corp.(a)	7
107	Envestnet, Inc.(a)	8
465	Everbridge, Inc.(a)	63
83	Fair Isaac Corp.(a)	42
631	Five9, Inc.(a)	116
846	Guidewire Software, Inc.(a)	95
512	HubSpot, Inc.(a)	299
172	J2 Global, Inc.(a)	24
1,986	JFrog Ltd.(a)	90
167	LivePerson, Inc.(a)	11
4,423	Medallia, Inc.(a)	149
21	MicroStrategy, Inc.(a)	14
3,273	Model N, Inc.(a)	112
1,579	Momentive Global, Inc.(a)	33
1,709	New Relic, Inc.(a)	114
785	Onespan, Inc.(a)	20
1,191	Pegasystems, Inc.	166
192	Ping Identity Holding Corp.(a)	4
705	Proofpoint, Inc.(a)	123
910	PROS Holdings, Inc.(a)	41
1,208	PTC, Inc.(a)	171
205	Q2 Holdings, Inc.(a)	21

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
556	QAD, Inc., Class - A	$48
680	Qualys, Inc.(a)	68
1,182	Rapid7, Inc.(a)	112
157	Sailpoint Technologies Holding, Inc.(a)	8
831	SPS Commerce, Inc.(a)	83
3,588	SS&C Technologies Holdings, Inc.	259
3,886	Sumo Logic, Inc.(a)	80
782	Tenable Holdings, Inc.(a)	32
131	Upland Software, Inc.(a)	5
606	Varonis Systems, Inc.(a)	35
979	Verint Systems, Inc.(a)	44
1,480	Workiva, Inc.(a)	165
12,558	Xperi Holding Corp.	279
690	Zix Corp.(a)	5
307	Zscaler, Inc.(a)	66
11,393	Zuora, Inc., Class - A(a)	196
		4,734
	Specialty Retail — 1.78%
722	Advance Auto Parts, Inc.	148
1,447	American Eagle Outfitters, Inc.	54
520	Asbury Automotive Group, Inc.(a)	89
854	Bed Bath & Beyond, Inc.(a)	28
790	Camping World Holdings, Inc., Class - A	32
5,234	Express, Inc.(a)	34
2,141	Floor & Decor Holdings, Inc., Class - A(a)	227
2,020	Genesco, Inc.(a)	129
72	Group 1 Automotive, Inc.	11
1,362	Guess?, Inc.	36
1,312	Haverty Furniture Cos., Inc.	56
487	Lithia Motors, Inc., Class - A	167
808	Monro, Inc.	51
341	Murphy USA, Inc.	45
414	National Vision Holdings, Inc.(a)	21
53	Penske Automotive Group, Inc.	4
247	Restoration Hardware Co.(a)	169
2,077	Sally Beauty Holdings, Inc.(a)	46
354	Shoe Carnival, Inc.	25
431	Signet Jewelers Ltd.(a)	35
114	Sleep Number Corp.(a)	13
7,426	Sportsman’s Warehouse Holdings, Inc.(a)	132
468	The Aaron’s Co., Inc.	15
297	The Buckle, Inc.	15
3,215	The Cato Corp., Class - A	54
1,585	The ODP Corp.(a)	76
560	Tilly’s, Inc., Class - A	9
526	Urban Outfitters, Inc.(a)	22
		1,743

Shares	Security Description	Value (000)
	Technology Hardware, Storage & Peripherals — 0.50%
268	3D Systems Corp.(a)	$11
409	Corsair Gaming, Inc.(a)	14
1,377	Diebold Nixdorf, Inc.(a)	18
761	Immersion Corp.(a)	7
10,396	Integral Ad Science Holding Corp.	214
807	Intevac, Inc.(a)	5
4,906	NCR Corp.(a)	223
		492
	Textiles, Apparel & Luxury Goods — 0.82%
47	Columbia Sportswear Co.	5
1,161	Crocs, Inc.(a)	135
233	Deckers Outdoor Corp.(a)	89
3,666	Fossil Group, Inc.(a)	52
792	G-III Apparel Group Ltd.(a)	26
5,020	Kontoor Brands, Inc.	284
412	Steven Madden Ltd.	18
1,344	Superior Group of Companies, Inc.	32
4,730	Wolverine World Wide, Inc.	159
		800
	Thrifts & Mortgage Finance — 0.94%
1,712	Axos Financial, Inc.(a)	79
3,569	Bankfinancial Corp.	41
5,745	Capitol Federal Financial, Inc.	68
3,931	Columbia Financial, Inc.(a)	68
99	Essent Group Ltd.	4
70	Federal Agricultural Mortgage Corp., Class - C	7
667	Flagstar Bancorp, Inc.	28
79	HomeStreet, Inc.	3
3,424	Meridian Bancorp, Inc.	70
155	Meta Financial Group, Inc.	8
228	MGIC Investment Corp.	3
1,030	Mr Cooper Group, Inc.(a)	34
7,298	NMI Holdings, Inc.(a)	164
5,668	Northwest Bancshares, Inc.	77
233	OceanFirst Financial Corp.	5
871	PennyMac Financial Services, Inc.	54
3,124	Provident Financial Services, Inc.	72
3,405	Sterling Bancorp, Inc.(a)	15
941	Walker & Dunlop, Inc.	98
244	Washington Federal, Inc.	8
623	Western New England Bancorp, Inc.	5
247	WSFS Financial Corp.	12
		923
	Tobacco — 0.04%
2,572	Vector Group Ltd.	36
	Trading Companies & Distributors — 1.76%
63	Applied Industrial Technologies, Inc.	6
5,140	Beacon Roofing Supply, Inc.(a)	273

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Trading Companies & Distributors (continued)
2,991	DXP Enterprises, Inc.(a)	$100
55	GATX Corp.	5
192	GMS, Inc.(a)	9
1,745	Herc Holdings, Inc.(a)	196
1,252	Kaman Corp.	63
36,668	MRC Global, Inc.(a)	344
1,578	Rush Enterprises, Inc., Class - A	68
1,389	SiteOne Landscape Supply, Inc.(a)	235
4,993	Textainer Group Holdings Ltd.(a)	169
2,487	WESCO International, Inc.(a)	256
		1,724
	Water Utilities — 0.18%
65	American States Water Co.	5
1,134	California Water Service Group	64
4,005	Consolidated Water Co. Ltd.	47
602	Global Water Resources, Inc.	10
626	Middlesex Water Co.	51
		177
	Wireless Telecommunication Services — 0.08%
1,140	Shenandoah Telecommunications Co.	55
2,825	Spok Holdings, Inc.	27
		82
	Total Common Stocks	90,936
	Contingent Rights — 0.15%
	Biotechnology — 0.00%
1,646	Progenics Pharma CVR, 12/31/22(a)(b)	—
1	Tobira Therapeutics, Inc. CVR, 12/31/28(a)(b)	—
		—

Shares	Security Description	Value (000)
	Contingent Rights (continued)
	Metals & Mining — 0.15%
176,434	Pan American Silver Corp. CVR, 2/22/29(a)	$150
	Pharmaceuticals — 0.00%
759	Aratana Therapeutics, Inc. CVR, 12/31/21(a)(b)	—
	Total Contingent Rights	150
	Investment Companies — 7.09%
641,821	Federated Hermes Treasury Obligations Fund, Institutional Shares, 0.01%^^(c)	642
6,295,197	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01%(c)	6,295
	Total Investment Companies	6,937
	Total Investments (cost $53,052) — 100.21%	98,023
	Liabilities in excess of other assets — (0.21)%	(206)
	Net Assets — 100.00%	$97,817

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2021. The total value of securities on loan as of June 30, 2021, was $614 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2021.

(a)	Represents non-income producing security.

(b)	Security was valued using significant unobservable inputs as of June 30, 2021.

(c)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The Small Capitalization-Mid Capitalization Equity Portfolio	Frontier Capital Management Company, LLC	Parametric Portfolio Associates, LLC	Total
Common Stocks	39.75%	53.22%	92.97%
Contingent Rights	0.15%	—	0.15%
Investment Companies	—	7.09%	7.09%
Other Assets (Liabilities)	0.02%	-0.23%	-0.21%
Total Net Assets	39.92%	60.08%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2021

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2021.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Russell 2000 Mini Index Future	56	9/17/21	$6,462	$(64)
			$6,462	$(64)
	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(64)
	Total Net Unrealized Appreciation/(Depreciation)			$(64)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks — 97.50%
	Australia — 1.78%
510	Afterpay Ltd. (IT Services)(a)	$45
1,696	AGL Energy Ltd. (Multi-Utilities)	10
693	Ampol Ltd. (Oil, Gas & Consumable Fuels)	15
2,941	APA Group (Gas Utilities)	20
1,433	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	46
485	ASX Ltd. (Capital Markets)	28
5,652	Aurizon Holdings Ltd. (Road & Rail)	16
3,765	AusNet Services (Electric Utilities)	5
6,890	Australia & New Zealand Banking Group Ltd. (Banks)	145
7,185	BHP Billiton Ltd. (Metals & Mining)	263
5,134	BHP Group Ltd. (Metals & Mining)	151
1,410	BlueScope Steel Ltd. (Metals & Mining)	23
3,941	Brambles Ltd. (Commercial Services & Supplies)	34
165	Cochlear Ltd. (Health Care Equipment & Supplies)	31
3,429	Coles Group Ltd. (Food & Staples Retailing)	44
4,333	Commonwealth Bank of Australia (Banks)	325
1,360	Computershare Ltd. (IT Services)	17
991	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)(a)	9
1,108	CSL Ltd. (Biotechnology)	238
2,615	Dexus (Equity Real Estate Investment Trusts)	21
3,057	Endeavour Group Ltd. (Food & Staples Retailing)(a)	14
3,517	Evolution Mining Ltd. (Metals & Mining)	12
4,206	Fortescue Metals Group Ltd. (Metals & Mining)	74
4,174	Goodman Group (Equity Real Estate Investment Trusts)	66
5,779	Insurance Australia Group Ltd. (Insurance)	22
1,593	LendLease Group (Real Estate Management & Development)(b)	14
856	Macquarie Group Ltd. (Capital Markets)	100
357	Magellan Financial Group Ltd. (Capital Markets)	14
7,667	Medibank Private Ltd. (Insurance)	18
9,646	Mirvac Group (Equity Real Estate Investment Trusts)	21
8,197	National Australia Bank Ltd. (Banks)	161
1,950	Newcrest Mining Ltd. (Metals & Mining)	37
2,645	Northern Star Resources Ltd. (Metals & Mining)	19
927	Orica Ltd. (Chemicals)	9
4,121	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	14
2,446	Qantas Airways Ltd. (Airlines)(a)	9
3,741	QBE Insurance Group Ltd. (Insurance)	30

Shares	Security Description	Value (000)
	Australia (continued)
427	Ramsay Health Care Ltd. (Health Care Providers & Services)	$20
112	REA Group Ltd. (Interactive Media & Services)	14
914	Rio Tinto Ltd. (Metals & Mining)	87
4,289	Santos Ltd. (Oil, Gas & Consumable Fuels)	23
12,339	Scentre Group (Equity Real Estate Investment Trusts)	25
923	SEEK Ltd. (Professional Services)	23
1,187	Sonic Healthcare Ltd. (Health Care Providers & Services)	34
11,701	South32 Ltd. (Metals & Mining)	26
5,512	Stockland (Equity Real Estate Investment Trusts)	19
3,312	Suncorp Group Ltd. (Insurance)	28
2,888	Sydney Airport (Transportation Infrastructure)(a)	13
5,667	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	22
10,531	Telstra Corp. Ltd. (Diversified Telecommunication Services)	30
5,576	The GPT Group (Equity Real Estate Investment Trusts)	20
6,949	Transurban Group (Transportation Infrastructure)	74
2,004	Treasury Wine Estates Ltd. (Beverages)	18
8,881	Vicinity Centres (Equity Real Estate Investment Trusts)(b)	10
208	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	5
2,750	Wesfarmers Ltd. (Food & Staples Retailing)	122
8,782	Westpac Banking Corp. (Banks)	170
480	WiseTech Global Ltd. (Software)	11
2,388	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	40
3,057	Woolworths Group Ltd. (Food & Staples Retailing)	87
		3,041
	Austria — 0.05%
747	Erste Group Bank AG (Banks)	27
383	OMV AG (Oil, Gas & Consumable Fuels)	22
389	Raiffeisen Bank International AG (Banks)(b)	9
147	Verbund AG (Electric Utilities)	14
246	Voestalpine AG (Metals & Mining)	10
		82
	Belgium — 0.80%
444	Ageas SA (Insurance)	25
15,792	Anheuser-Busch InBev N.V. (Beverages)	1,139
134	Colruyt SA (Food & Staples Retailing)	7
67	Elia Group SA/NV (Electric Utilities)(b)	7
281	Groupe Bruxelles Lambert SA (Diversified Financial Services)	31
634	KBC Group N.V. (Banks)	48

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Belgium (continued)
370	Proximus SADP (Diversified Telecommunication Services)	$7
25	Sofina SA (Diversified Financial Services)	11
183	Solvay SA, Class - A (Chemicals)	23
321	UCB SA (Pharmaceuticals)	34
491	Umicore SA (Chemicals)(b)	30
		1,362
	Bermuda — 0.14%
1,034	Arch Capital Group Ltd. (Insurance)(a)	40
302	Athene Holding Ltd., Class - A (Insurance)(a)	20
325	Bunge Ltd. (Food Products)	25
910	IHS Markit Ltd. (Professional Services)	104
902	Invesco Ltd. (Capital Markets)	24
131	RenaissanceRe Holdings Ltd. (Insurance)	19
		232
	Canada — 2.79%
600	Agnico Eagle Mines Ltd. (Metals & Mining)	36
400	Air Canada (Airlines)(a)(b)	8
1,317	Algonquin Power & Utilities Corp. (Multi-Utilities)	20
2,100	Alimentation Couche-Tard, Inc., Class - B (Food & Staples Retailing)	77
800	AltaGas Ltd. (Gas Utilities)	17
200	Atco Ltd. (Multi-Utilities)	7
2,300	B2gold Corp. (Metals & Mining)	10
500	Ballard Power Systems, Inc. (Electrical Equipment)(a)	9
1,600	Bank of Montreal (Banks)	164
4,300	Barrick Gold Corp. (Metals & Mining)	89
200	BCE, Inc. (Diversified Telecommunication Services)	10
1,100	Blackberry Ltd. (Software)(a)	13
22	Brookfield Asset Management Reinsurance Partners Ltd., Class - A (Insurance)(a)	1
3,150	Brookfield Asset Management, Inc. (Capital Markets)	161
800	CAE, Inc. (Aerospace & Defense)(a)	25
900	Cameco Corp. (Oil, Gas & Consumable Fuels)	17
200	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts)(b)	9
1,100	Canadian Imperial Bank of Commerce (Banks)	125
1,700	Canadian National Railway Co. (Road & Rail)	179
2,900	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	105
1,600	Canadian Pacific Railway Ltd. (Road & Rail)	123
100	Canadian Tire Corp. Ltd., Class - A (Multiline Retail)	16

Shares	Security Description	Value (000)
	Canada (continued)
300	Canadian Utilities Ltd., Class - A (Multi-Utilities)	$8
600	Canopy Growth Corp. (Pharmaceuticals)(a)(b)	15
400	CCL Industries, Inc., Class - B (Containers & Packaging)(b)	22
3,200	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	31
500	CGI, Inc. (IT Services)(a)	45
700	Dollarama, Inc. (Multiline Retail)	32
600	Emera, Inc. (Electric Utilities)	27
400	Empire Co. Ltd. (Food & Staples Retailing)	13
4,900	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	196
1,500	First Quantum Minerals Ltd. (Metals & Mining)	35
100	FirstService Corp. (Real Estate Management & Development)	17
1,100	Fortis, Inc. (Electric Utilities)	49
500	Franco-Nevada Corp. (Metals & Mining)	73
500	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	18
600	Great-West Lifeco, Inc. (Insurance)	18
800	Hydro One Ltd. (Electric Utilities)(b)	19
300	iA Financial Corp., Inc. (Insurance)	16
200	IGM Financial, Inc. (Capital Markets)	7
600	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	18
400	Intact Financial Corp. (Insurance)	54
900	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	15
1,000	Ivanhoe Mines Ltd. (Metals & Mining)(a)	7
600	Keyera Corp. (Oil, Gas & Consumable Fuels)(b)	16
3,200	Kinross Gold Corp. (Metals & Mining)	20
600	Kirkland Lake Gold Ltd. (Metals & Mining)	23
200	Lightspeed Pos, Inc. (Software)(a)	17
400	Loblaw Companies Ltd. (Food & Staples Retailing)	25
311	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)(a)	114
1,400	Lundin Mining Corp. (Metals & Mining)(b)	13
700	Magna International, Inc. (Auto Components)	65
4,700	Manulife Financial Corp. (Insurance)	93
600	Metro, Inc. (Food & Staples Retailing)	29
800	National Bank of Canada (Banks)	60
500	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)(b)	17
1,400	Nutrien Ltd. (Chemicals)	85
200	Onex Corp. (Diversified Financial Services)	15
700	Open Text Corp. (Software)(b)	36
500	Pan American Silver Corp. (Metals & Mining)	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
400	Parkland Corp. (Oil, Gas & Consumable Fuels)(b)	$13
1,400	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	44
1,450	Power Corp. of Canada (Insurance)	46
500	Quebecor, Inc. (Media)	13
700	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	45
300	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts)(b)	5
300	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	18
900	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	48
3,500	Royal Bank of Canada (Banks)	355
1,200	Shaw Communications, Inc., Class - B (Media)	35
300	Shopify, Inc. (IT Services)(a)	439
1,400	Sun Life Financial, Inc. (Insurance)	72
3,700	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	89
2,300	TC Energy Corp. (Oil, Gas & Consumable Fuels)	114
1,100	Teck Resources Ltd., Class - B (Metals & Mining)	25
1,000	TELUS Corp. (Diversified Telecommunication Services)	22
3,000	The Bank of Nova Scotia (Banks)	195
4,400	The Toronto-Dominion Bank (Banks)	308
400	Thomson Reuters Corp. (Professional Services)	40
100	TMX Group Ltd. (Capital Markets)	11
200	Toromont Industries, Ltd. (Trading Companies & Distributors)	17
600	Waste Connections, Inc. (Commercial Services & Supplies)	72
200	West Fraser Timber Co. Ltd. (Paper & Forest Products)	14
200	Weston (George) Ltd. (Food & Staples Retailing)	19
1,100	Wheaton Precious Metals Corp. (Metals & Mining)	48
300	WSP Global, Inc. (Construction & Engineering)(b)	35
2,100	Yamana Gold, Inc. (Metals & Mining)	9
		4,749
	Denmark — 1.08%
8	A.P. Moller - Maersk A/S, Class - A (Marine)	22
14	A.P. Moller - Maersk A/S, Class - B (Marine)	40
354	Ambu A/S, Class - B (Health Care Equipment & Supplies)	14
251	Carlsberg A/S, Class - B (Beverages)	47

Shares	Security Description	Value (000)
	Denmark (continued)
263	Christian Hansen Holding A/S (Chemicals)(b)	$24
302	Coloplast A/S, Class - B (Health Care Equipment & Supplies)	50
1,609	Danske Bank A/S (Banks)	28
292	Demant A/S (Health Care Equipment & Supplies)(a)	16
500	DSV PANALPINA A/S (Road & Rail)	117
165	Genmab A/S (Biotechnology)(a)(b)	68
278	GN Store Nord A/S (Health Care Equipment & Supplies)	24
4,205	Novo Nordisk A/S, Class - B (Pharmaceuticals)	352
541	Novozymes A/S, B Shares (Chemicals)	41
6,044	Orsted A/S (Electric Utilities)	847
245	Pandora A/S (Textiles, Apparel & Luxury Goods)	33
18	ROCKWOOL International A/S, B Shares (Building Products)	9
810	Tryg A/S (Insurance)(b)	20
2,385	Vestas Wind Systems A/S (Electrical Equipment)	93
		1,845
	Finland — 0.77%
360	Elisa Oyj (Diversified Telecommunication Services)	21
1,122	Fortum Oyj (Electric Utilities)	31
584	Kesko Oyj, Class - B (Food & Staples Retailing)	22
864	Kone Oyj, Class - B (Machinery)	70
13,789	Neste Oyj (Oil, Gas & Consumable Fuels)	845
13,185	Nokia Oyj (Communications Equipment)(a)	71
7,916	Nordea Bank Abp (Banks)(b)	88
243	Orion Oyj, Class - B (Pharmaceuticals)	10
1,192	Sampo Oyj, Class - A (Insurance)	55
1,360	Stora Enso Oyj, R Shares (Paper & Forest Products)	25
1,356	UPM-Kymmene Oyj (Paper & Forest Products)	51
1,231	Wartsila Oyj Abp (Machinery)	18
		1,307
	France — 2.59%
434	Accor SA (Hotels, Restaurants & Leisure)(a)(b)	16
91	Aeroports de Paris (Transportation Infrastructure)(a)	12
1,154	Air Liquide SA (Chemicals)	202
612	Alstom SA (Machinery)(a)(b)	31
152	Amundi SA (Capital Markets)(b)	13
151	Arkema SA (Chemicals)	19
245	Atos SE (IT Services)	15
4,688	AXA SA (Insurance)	119
104	BioMerieux (Health Care Equipment & Supplies)	12
2,734	BNP Paribas SA (Banks)	171
566	Bouygues SA (Construction & Engineering)	21

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France (continued)
727	Bureau Veritas SA (Professional Services)(b)	$23
403	Capgemini SE (IT Services)	77
1,562	Carrefour SA (Food & Staples Retailing)	31
346	CNP Assurances (Insurance)	6
1,237	Compagnie de Saint-Gobain (Building Products)	81
403	Compagnie Generale des Etablissements Michelin (Auto Components)	64
115	Covivio (Equity Real Estate Investment Trusts)	10
3,129	Credit Agricole SA (Banks)	44
1,496	Danone SA (Food Products)	105
334	Dassault Systemes SE (Software)	81
640	Edenred (Commercial Services & Supplies)	36
195	Eiffage SA (Construction & Engineering)(b)	20
1,176	Electricite de France SA (Electric Utilities)	16
4,644	Engie SA (Multi-Utilities)	64
694	EssilorLuxottica SA (Health Care Equipment & Supplies)	128
78	Eurazeo SE (Diversified Financial Services)	7
301	Faurecia SE (Auto Components)	15
116	Gecina SA (Equity Real Estate Investment Trusts)(b)	18
1,089	Getlink SE (Transportation Infrastructure)	17
77	Hermes International (Textiles, Apparel & Luxury Goods)	112
49	Iliad SA (Diversified Telecommunication Services)(b)	7
78	Ipsen SA (Pharmaceuticals)	8
184	Kering SA (Textiles, Apparel & Luxury Goods)	161
458	Klepierre SA (Equity Real Estate Investment Trusts)	12
187	LA Francaise des Jeux SAEM (Hotels, Restaurants & Leisure)(b)	11
678	Legrand SA (Electrical Equipment)	72
614	L’Oreal SA (Personal Products)	274
678	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	531
2,371	Natixism SA (Capital Markets)	11
5,075	Orange SA (Diversified Telecommunication Services)(b)	58
112	Orpea (Health Care Providers & Services)(a)(b)	14
508	Pernod Ricard SA (Beverages)	113
509	Publicis Groupe SA (Media)	33
49	Remy Cointreau SA (Beverages)	10
440	Renault SA (Automobiles)(a)(b)	18
854	Safran SA (Aerospace & Defense)	118
2,765	Sanofi (Pharmaceuticals)	289
70	Sartorius Stedim Biotech (Life Sciences Tools & Services)	33
Shares	Security Description	Value (000)
	France (continued)
1,313	Schneider Electric SE (Electrical Equipment)(b)	$207
360	SCOR SE (Insurance)(a)	11
55	SEB SA (Household Durables)	10
2,059	Societe Generale SA (Banks)	61
224	Sodexo SA (Hotels, Restaurants & Leisure)(a)	21
788	Suez SA (Multi-Utilities)(a)	19
149	Teleperformance (Professional Services)	60
270	Thales SA (Aerospace & Defense)	28
6,150	TotalEnergies SE (Oil, Gas & Consumable Fuels)	278
225	UbiSoft Entertainment SA (Entertainment)(a)	16
305	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)(a)	26
595	Valeo SA (Auto Components)	18
1,367	Veolia Environnement SA (Multi-Utilities)	41
1,264	Vinci SA (Construction & Engineering)	135
1,744	Vivendi SA (Entertainment)	59
71	Wendel SE (Diversified Financial Services)	10
558	Worldline SA (IT Services)(a)(b)	52
		4,411
	Germany — 2.97%
463	adidas AG (Textiles, Apparel & Luxury Goods)	172
1,018	Allianz SE (Insurance)	254
2,278	Aroundtown SA (Real Estate Management & Development)(b)	18
2,237	BASF SE (Chemicals)	176
2,390	Bayer AG, Registered Shares (Pharmaceuticals)	145
809	Bayerische Motoren Werke AG (Automobiles)	86
59	Bechtle AG (IT Services)	11
255	Beiersdorf AG (Personal Products)	31
400	Brenntag AG (Trading Companies & Distributors)	37
99	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	19
2,817	Commerzbank AG (Banks)(a)	20
279	Continental AG (Auto Components)	41
494	Covestro AG (Chemicals)(b)	32
2,083	Daimler AG (Automobiles)(b)	186
405	Delivery Hero SE (Internet & Direct Marketing Retail)(a)(b)	53
4,983	Deutsche Bank AG, Registered Shares (Capital Markets)(a)	65
464	Deutsche Boerse AG (Capital Markets)	81
512	Deutsche Lufthansa AG, Registered Shares (Airlines)(a)	6
23,824	Deutsche Post AG, Registered Shares (Air Freight & Logistics)	1,621
8,103	Deutsche Telekom AG (Diversified Telecommunication Services)	171

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
814	Deutsche Wohnen SE (Real Estate Management & Development)	$50
5,711	E.ON SE (Multi-Utilities)	66
515	Evonik Industries AG (Chemicals)	17
541	Fresenius Medical Care AG & Co. KGAA (Health Care Providers & Services)	45
1,062	Fresenius SE & Co. KGAA (Health Care Providers & Services)	55
419	GEA Group AG (Machinery)	17
153	Hannover Rueckversicherung SE (Insurance)	26
370	HeidelbergCement AG (Construction Materials)	32
361	HelloFresh SE (Internet & Direct Marketing Retail)(a)	35
263	Henkel AG & Co. KGAA (Household Products)	24
3,171	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)(b)	127
195	KION Group AG (Machinery)(b)	21
186	Knorr-Bremse AG (Machinery)	21
229	Lanxess AG (Chemicals)	16
193	LEG Immobilien AG (Real Estate Management & Development)	28
328	Merck KGAA (Pharmaceuticals)	63
130	MTU Aero Engines AG (Aerospace & Defense)	32
339	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	93
126	Nemetschek SE (Software)	10
239	Puma SE (Textiles, Apparel & Luxury Goods)	28
11	Rational AG (Machinery)	10
1,593	RWE AG (Multi-Utilities)	58
2,550	SAP SE (Software)	359
221	Scout24 AG (Interactive Media & Services)(a)(b)	19
1,868	Siemens AG, Registered Shares (Industrial Conglomerates)	296
769	Siemens Energy AG (Electric Utilities)(a)	23
629	Siemens Healthineers AG (Health Care Equipment & Supplies)(b)	39
326	Symrise AG (Chemicals)(b)	45
384	TeamViewer AG (Software)(a)(b)	14
3,222	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	8
228	Uniper SE (Independent Power and Renewable Electricity Producers)	8
258	United Internet AG (Diversified Telecommunication Services)(b)	11
1,317	Vonovia SE (Real Estate Management & Development)	85

Shares	Security Description	Value (000)
	Germany (continued)
492	Zalando SE (Internet & Direct Marketing Retail)(a)(b)	$59
		5,065
	Hong Kong — 1.29%
107,975	AIA Group Ltd. (Insurance)	1,340
9,500	BOC Hong Kong Holdings Ltd. (Banks)	32
4,200	Budweiser Brewing Co. APAC Ltd. (Beverages)(b)	13
6,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	45
1,500	CK Infrastructure Holdings Ltd. (Electric Utilities)	9
4,000	CLP Holdings Ltd. (Electric Utilities)	40
4,200	ESR Cayman Ltd. (Real Estate Management & Development)(a)(b)	14
5,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)(a)	40
5,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	12
2,000	Hang Seng Bank Ltd. (Banks)	40
4,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	19
6,500	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	7
10,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)(b)	14
28,665	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	45
2,949	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	176
490	Melco Resorts & Entertainment Ltd., ADR (Hotels, Restaurants & Leisure)(a)	8
4,000	MTR Corp. Ltd. (Road & Rail)	22
4,000	New World Development Co. Ltd. (Real Estate Management & Development)	21
3,500	Power Assets Holdings Ltd. (Electric Utilities)	21
6,000	Sands China Ltd. (Hotels, Restaurants & Leisure)(a)	25
8,000	Sino Land Co. Ltd. (Real Estate Management & Development)	13
3,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	45
1,000	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	7
3,000	Swire Properties Ltd. (Real Estate Management & Development)	9
3,500	Techtronic Industries Co. Ltd. (Household Durables)	61
2,826	The Bank of East Asia Ltd. (Banks)	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hong Kong (continued)
5,423	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	$53
24,000	WH Group Ltd. (Food Products)(b)	22
4,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	23
3,600	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)(a)	6
4,000	Xinyi Glass Holdings Ltd. (Auto Components)	16
		2,203
	Ireland (Republic of) — 0.82%
234	Allegion PLC (Building Products)	33
1,896	CRH PLC (Construction Materials)(b)	96
235	DCC PLC (Industrial Conglomerates)(b)	19
971	Eaton Corp. PLC (Electrical Equipment)	144
2,311	Experian PLC (Professional Services)	89
393	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(a)	71
540	Horizon Therapeutics PLC (Pharmaceuticals)(a)	51
1,037	James Hardie Industries PLC (Construction Materials)	35
1,882	Kerry Group PLC, Class - A (Food Products)	263
384	Kingspan Group PLC (Building Products)	36
3,290	Medtronic PLC (Health Care Equipment & Supplies)	408
406	Pentair PLC (Machinery)	27
603	Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	53
540	Smurfit Kappa Group PLC (Containers & Packaging)(b)	29
216	STERIS PLC (Health Care Equipment & Supplies)	45
		1,399
	Isle of Man — 0.02%
1,361	GVC Holdings PLC (Hotels, Restaurants & Leisure)(a)	33
	Israel — 0.15%
101	Azrieli Group Ltd. (Real Estate Management & Development)	7
2,821	Bank Hapoalim BM (Banks)(a)	23
3,663	Bank Leumi Le (Banks)(a)	28
265	Check Point Software Technologies Ltd. (Software)(a)	31
88	CyberArk Software Ltd. (Software)(a)	11
54	Elbit Systems Ltd. (Aerospace & Defense)	7
1,491	ICL Group Ltd. (Chemicals)(b)	10
3,213	Israel Discount Bank Ltd., Class - A (Banks)(a)	15
304	Mizrahi Tefahot Bank Ltd. (Banks)(a)	9

Shares	Security Description	Value (000)
	Israel (continued)
155	Nice Ltd. (Software)(a)	$38
125	SolarEdge Technologies, Inc. (Semiconductors & Semiconductor Equipment)(a)	35
136	Wix.com Ltd. (IT Services)(a)	40
		254
	Italy — 0.51%
266	Amplifon SpA (Health Care Providers & Services)	13
2,791	Assicurazioni Generali SpA (Insurance)	56
1,251	Atlantia SpA (Transportation Infrastructure)(a)	23
1,427	Davide Campari-Milano N.V. (Beverages)	19
54	Diasorin SpA (Health Care Equipment & Supplies)	10
19,818	Enel SpA (Electric Utilities)(b)	185
6,167	Eni SpA (Oil, Gas & Consumable Fuels)	75
320	Ferrari N.V. (Automobiles)	66
1,425	FinecoBank Banca Fineco SpA (Banks)(a)	25
1,050	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(b)	12
40,908	Intesa Sanpaolo SpA (Banks)(b)	113
1,412	Mediobanca Banca di Credito Finanziario SpA (Banks)(a)	16
450	Moncler SpA (Textiles, Apparel & Luxury Goods)	30
1,124	Nexi SpA (IT Services)(a)(b)	25
1,363	Poste Italiane SpA (Insurance)(b)	18
676	Prusmian SpA (Electrical Equipment)	24
257	Recordati SpA (Pharmaceuticals)	15
5,158	Snam SpA (Oil, Gas & Consumable Fuels)	30
15,496	Telecom Italia SpA (Diversified Telecommunication Services)	8
25,056	Telecom Italia SpA (Diversified Telecommunication Services)	12
3,563	Terna - Rete Elettrica Nazionale SpA (Electric Utilities)	27
5,375	Unicredit SpA (Banks)	63
		865
	Japan — 5.99%
1,000	ACOM Co. Ltd. (Consumer Finance)	4
500	Advantest Corp. (Semiconductors & Semiconductor Equipment)(b)	45
1,600	Aeon Mall Co. Ltd. (Food & Staples Retailing)	43
500	AGC, Inc. (Building Products)	21
1,100	Ajinomoto Co., Inc. (Food Products)	29
300	ANA Holdings, Inc. (Airlines)(a)(b)	7
1,100	Asahi Group Holdings Ltd. (Beverages)(b)	51
500	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
3,200	Asahi Kasei Corp. (Chemicals)	$35
4,500	Astellas Pharma, Inc. (Pharmaceuticals)	78
300	Azbil Corp. (Electronic Equipment, Instruments & Components)	12
1,300	Bridgestone Corp. (Auto Components)	59
500	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	10
2,400	Canon, Inc. (Technology Hardware, Storage & Peripherals)	54
400	Capcom Co. Ltd. (Entertainment)	12
400	Casio Computer Co. Ltd. (Household Durables)	7
400	Central Japan Railway Co. (Road & Rail)	61
1,600	Chubu Electric Power Co., Inc. (Electric Utilities)	20
1,600	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	63
2,800	Concordia Financial Group Ltd. (Banks)	10
1,100	CyberAgent, Inc. (Media)	24
600	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	13
200	Daifuku Co. Ltd. (Machinery)	18
2,500	Dai-ichi Life Holdings, Inc. (Insurance)	46
4,200	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	91
600	Daikin Industries Ltd. (Building Products)	112
200	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	22
1,300	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	39
5	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)(b)	15
3,800	Daiwa Securities Group, Inc. (Capital Markets)	21
1,100	Denso Corp. (Auto Components)	75
100	Disco Corp. (Semiconductors & Semiconductor Equipment)	31
700	East Japan Railway Co. (Road & Rail)	50
600	Eisai Co. Ltd. (Pharmaceuticals)	59
7,800	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	33
500	FANUC Corp. (Machinery)	121
100	Fast Retailing Co. Ltd. (Specialty Retail)	75
300	Fuji Electric Co. Ltd. (Electrical Equipment)	14
900	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	67
500	Fujitsu Ltd. (IT Services)(b)	94
10	GLP J-REIT (Equity Real Estate Investment Trusts)(b)	17
100	GMO Payment Gateway, Inc. (IT Services)	13
600	Hakuhodo DY Holdings, Inc. (Media)	9

Shares	Security Description	Value (000)
	Japan (continued)
600	Hankyu Hanshin Holdings, Inc. (Road & Rail)	$19
100	Hikari Tsushin, Inc. (Specialty Retail)	18
1,000	Hino Motors Ltd. (Machinery)	9
100	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	15
100	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	5
300	Hitachi Construction Machinery Co. Ltd. (Machinery)	9
2,400	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	137
500	Hitachi Metals Ltd. (Metals & Mining)	10
4,000	Honda Motor Co. Ltd. (Automobiles)	128
100	Hoshizaki Corp. (Machinery)	8
900	HOYA Corp. (Health Care Equipment & Supplies)	119
800	Hulic Co. Ltd. (Real Estate Management & Development)	9
300	Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	16
500	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)(b)	12
2,500	Inpex Corp. (Oil, Gas & Consumable Fuels)	19
1,500	Isuzu Motors Ltd. (Automobiles)	20
100	ITO EN Ltd. (Beverages)	6
2,900	ITOCHU Corp. (Trading Companies & Distributors)	84
200	ITOCHU Techno-Solutions Corp. (IT Services)	6
300	Japan Airlines Co. Ltd. (Airlines)(a)(b)	6
1,300	Japan Exchange Group, Inc. (Capital Markets)	29
4,000	Japan Post Holdings Co. Ltd. (Insurance)(b)	33
500	Japan Post Insurance Co. Ltd. (Insurance)(b)	9
3	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	18
18	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	20
1,400	JFE Holdings, Inc. (Metals & Mining)	16
500	JSR Corp. (Chemicals)	15
1,100	Kajima Corp. (Construction & Engineering)	14
300	Kakaku.com, Inc. (Interactive Media & Services)	9
500	Kansai Paint Co. Ltd. (Chemicals)	13
1,200	Kao Corp. (Personal Products)	74
3,900	KDDI Corp. (Wireless Telecommunication Services)	122
300	Keio Corp. (Road & Rail)	18
300	Keisei Electric Railway Co. Ltd. (Road & Rail)	10
500	Keyence Corp. (Electronic Equipment, Instruments & Components)	251
400	Kikkoman Corp. (Food Products)	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
400	Kintetsu Group Holdings Co. Ltd. (Road & Rail)(a)	$14
2,100	Kirin Holdings Co. Ltd., Class - C (Beverages)	41
100	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	9
400	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	13
2,100	Komatsu Ltd. (Machinery)	52
200	Konami Holdings Corp. (Entertainment)	12
100	Kose Corp. (Personal Products)	16
2,600	Kubota Corp. (Machinery)	53
200	Kurita Water Industries Ltd. (Machinery)	10
800	Kyocera Corp. (Electronic Equipment, Instruments & Components)	49
700	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	25
100	Lawson, Inc. (Food & Staples Retailing)	5
600	Lion Corp. (Household Products)	10
700	Lixil Corp. (Building Products)	18
1,100	M3, Inc. (Health Care Technology)	80
3,900	Marubeni Corp. (Trading Companies & Distributors)	34
1,500	Mazda Motor Corp. (Automobiles)(a)	14
200	McDonald’s Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	9
500	Medipal Holdings Corp. (Health Care Providers & Services)	10
300	MEIJI Holdings Co. Ltd. (Food Products)	18
200	Mercari, Inc. (Internet & Direct Marketing Retail)(a)	11
900	MINEBEA MITSUMI, Inc. (Machinery)	24
11,749	MISUMI Group, Inc. (Machinery)	397
3,200	Mitsubishi Chemical Holdings Corp. (Chemicals)	27
3,200	Mitsubishi Corp. (Trading Companies & Distributors)	87
4,400	Mitsubishi Electric Corp. (Electrical Equipment)	64
3,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	49
300	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	6
800	Mitsubishi Heavy Industries Ltd. (Machinery)	24
29,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	160
2,100	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	11
3,900	Mitsui & Co. Ltd. (Trading Companies & Distributors)	88
500	Mitsui Chemicals, Inc. (Chemicals)	17
2,300	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	53

Shares	Security Description	Value (000)
	Japan (continued)
200	Miura Co. Ltd. (Machinery)	$9
5,840	Mizuho Financial Group, Inc. (Banks)	83
600	MonotaRO Co. Ltd. (Trading Companies & Distributors)	14
1,100	MS&AD Insurance Group Holdings, Inc. (Insurance)	32
1,400	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	107
300	Nabtesco Corp. (Machinery)	11
600	NEC Corp. (Technology Hardware, Storage & Peripherals)	31
600	NGK Insulators Ltd. (Machinery)	10
200	NH Foods Ltd. (Food Products)	8
8,236	Nidec Corp. (Electrical Equipment)	953
800	Nihon M&A Center, Inc. (Professional Services)	21
300	Nintendo Co. Ltd. (Entertainment)	174
4	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)(b)	25
200	Nippon Express Co. Ltd. (Road & Rail)	15
1,700	Nippon Paint Holdings Co. Ltd. (Chemicals)	23
5	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)(b)	16
100	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	8
2,000	Nippon Steel Corp. (Metals & Mining)(b)	34
3,100	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	81
300	Nippon Yusen Kabushiki Kaisha (Marine)	15
300	Nissan Chemical Corp. (Chemicals)	15
500	Nisshin Seifun Group, Inc. (Food Products)	7
200	Nissin Foods Holdings Co. Ltd. (Food Products)(b)	14
200	Nitori Holdings Co. Ltd. (Specialty Retail)	35
400	Nitto Denko Corp. (Chemicals)	30
7,500	Nomura Holdings, Inc. (Capital Markets)	38
400	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	10
11	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	18
800	Nomura Research Institute Ltd. (IT Services)	26
800	NSK Ltd. (Machinery)	7
1,600	NTT Data Corp. (IT Services)	25
1,500	Obayashi Corp. (Construction & Engineering)	12
700	Odakyu Electric Railway Co. Ltd. (Road & Rail)	18
2,400	Oji Paper Co. Ltd. (Paper & Forest Products)	14
500	OMRON Corp. (Electronic Equipment, Instruments & Components)	40
900	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	20
100	Oracle Corp. (Software)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
500	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	$71
3,100	ORIX Corp. (Diversified Financial Services)	52
7	ORIX JREIT, Inc. (Equity Real Estate Investment Trusts)	13
1,000	Osaka Gas Co. Ltd. (Gas Utilities)	19
300	OTSUKA Corp. (IT Services)	16
1,000	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	41
1,100	Pan Pacific International Holdings Corp. (Multiline Retail)	23
5,600	Panasonic Corp. (Household Durables)	65
500	Persol Holdings Co. Ltd. (Professional Services)	10
2,200	Rakuten, Inc. (Internet & Direct Marketing Retail)	25
3,300	Recruit Holdings Co. Ltd. (Professional Services)(b)	163
5,200	Resona Holdings, Inc. (Banks)	20
1,600	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	18
100	Rinnai Corp. (Household Durables)	10
200	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	18
600	Ryohin Keikaku Co. Ltd. (Multiline Retail)	13
1,000	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	14
600	SBI Holdings, Inc. (Capital Markets)	14
100	SCSK Corp. (IT Services)	6
500	Secom Co. Ltd. (Commercial Services & Supplies)	38
600	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	11
1,000	Sekisui Chemical Co. Ltd. (Household Durables)	17
1,600	Sekisui House Ltd. (Household Durables)	33
1,800	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	86
800	SG Holdings Co. Ltd. (Air Freight & Logistics)	21
500	Sharp Corp. (Household Durables)(b)	8
500	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	19
200	Shimano, Inc. (Leisure Products)	47
1,400	Shimizu Corp. (Construction & Engineering)	11
900	Shin-Etsu Chemical Co. Ltd. (Chemicals)	151
600	Shionogi & Co. Ltd. (Pharmaceuticals)	31
1,000	Shiseido Co. Ltd. (Personal Products)	74
6,900	Softbank Corp. (Wireless Telecommunication Services)	90
3,100	SoftBank Group Corp. (Wireless Telecommunication Services)	216

Shares	Security Description	Value (000)
	Japan (continued)
200	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	$9
800	Sompo Holdings, Inc. (Insurance)	30
3,100	Sony Corp. (Household Durables)	301
200	Square Enix Holdings Co. Ltd. (Entertainment)	10
300	Stanley Electric Co. Ltd. (Auto Components)	9
3,600	Sumitomo Chemical Co. Ltd. (Chemicals)	19
3,000	Sumitomo Corp. (Trading Companies & Distributors)	40
300	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals)	6
1,900	Sumitomo Electric Industries Ltd. (Auto Components)	28
600	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	23
3,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	110
800	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	25
700	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	25
300	Suntory Beverage & Food Ltd. (Beverages)	11
400	Sysmex Corp. (Health Care Equipment & Supplies)	48
1,300	T&D Holdings, Inc. (Insurance)	17
500	Taisei Corp. (Construction & Engineering)	16
100	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	5
3,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	127
300	TDK Corp. (Electronic Equipment, Instruments & Components)	36
1,600	Terumo Corp. (Health Care Equipment & Supplies)	65
1,200	The Chiba Bank Ltd. (Banks)	7
1,800	The Kansai Electric Power Co., Inc. (Electric Utilities)	17
1,000	The Shizuoka Bank Ltd. (Banks)	8
300	THK Co. Ltd. (Machinery)	9
500	TIS, Inc. (IT Services)	13
500	Tobu Railway Co. Ltd. (Road & Rail)	13
300	Toho Co. Ltd. (Entertainment)	12
200	Toho Gas Co. Ltd. (Gas Utilities)	10
1,000	Tohoku Electric Power Co., Inc. (Electric Utilities)	8
1,500	Tokio Marine Holdings, Inc. (Insurance)	69
100	Tokyo Century Corp. (Diversified Financial Services)	5
400	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	173

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
1,000	Tokyo Gas Co. Ltd. (Gas Utilities)	$19
1,300	Tokyu Corp. (Road & Rail)	18
600	TOPPAN, Inc. (Commercial Services & Supplies)	10
3,400	Toray Industries, Inc. (Chemicals)	23
1,000	Toshiba Corp. (Industrial Conglomerates)	43
600	Tosoh Corp. (Chemicals)	10
300	TOTO Ltd. (Building Products)	16
200	Toyo Suisan Kaisha Ltd. (Food Products)	8
5,200	Toyota Motor Corp. (Automobiles)	454
500	Toyota Tsusho Corp. (Trading Companies & Distributors)	24
200	Trend Micro, Inc. (Software)	10
100	Tsuruha Holdings, Inc. (Food & Staples Retailing)	12
1,000	Unicharm Corp. (Household Products)	40
7	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	10
500	USS Co. Ltd. (Specialty Retail)	9
200	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	7
400	West Japan Railway Co. (Road & Rail)	23
300	Yakult Honsha Co. Ltd. (Food Products)	17
1,800	Yamada Denki Co. Ltd. (Specialty Retail)	8
300	Yamaha Corp. (Leisure Products)	16
800	Yamaha Motor Co. Ltd. (Automobiles)	22
800	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	23
600	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	29
600	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	9
6,700	Z Holdings Corp. (Interactive Media & Services)	34
300	ZOZO, Inc. (Internet & Direct Marketing Retail)(b)	10
		10,213
	Jersey — 0.11%
24,155	Glencore PLC (Metals & Mining)(b)	103
204	Novocure Ltd. (Health Care Equipment & Supplies)(a)	45
3,155	WPP PLC (Media)	43
		191
	Liberia — 0.03%
579	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)(a)	49
	Luxembourg — 0.06%
1,853	ArcelorMittal SA (Metals & Mining)	57

Shares	Security Description	Value (000)
	Luxembourg (continued)
330	Eurofins Scientific SE (Life Sciences Tools & Services)(a)	$38
1,138	Tenaris SA (Energy Equipment & Services)	12
		107
	Netherlands — 1.66%
1,276	ABN AMRO Group N.V. (Banks)(a)(b)	15
252	Adyen N.V. (IT Services)(a)	616
4,294	AEGON N.V. (Insurance)	18
1,431	Airbus SE (Aerospace & Defense)(a)	184
461	Akzo Nobel N.V. (Chemicals)	57
108	Argenx SE (Biotechnology)(a)	33
110	Asm International N.V. (Semiconductors & Semiconductor Equipment)	36
1,025	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)(b)	703
2,515	CNH Industrial N.V. (Machinery)	42
274	EXOR N.V. (Diversified Financial Services)	22
292	Heineken Holding N.V., Class - A (Beverages)	29
659	Heineken N.V. (Beverages)	80
9,432	ING Groep N.V. (Banks)	125
175	JDE Peet’s N.V. (Food Products)(a)	6
431	Just Eat Takeaway.com N.V. (Internet & Direct Marketing Retail)(a)(b)	40
2,558	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	76
420	Koninklijke DSM N.V. (Chemicals)	78
9,043	Koninklijke KPN N.V. (Diversified Telecommunication Services)	28
2,253	Koninklijke Philips N.V. (Health Care Equipment & Supplies)	112
181	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	8
680	LyondellBasell Industries N.V., Class - A (Chemicals)	70
712	NN Group N.V. (Insurance)	34
677	NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	139
1,185	Prosus N.V. (Internet & Direct Marketing Retail)(b)	116
568	QIAGEN N.V. (Life Sciences Tools & Services)(a)	27
276	Randstad N.V. (Professional Services)	21
1,532	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	56
654	Wolters Kluwer N.V. (Professional Services)	66
		2,837

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	New Zealand — 0.07%
2,680	Auckland International Airport Ltd. (Transportation Infrastructure)(a)	$14
1,455	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	32
1,764	Mercury NZ Ltd. (Electric Utilities)	8
2,860	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	11
860	Ryman Healthcare Ltd. (Health Care Providers & Services)	8
5,100	Spark New Zealand Ltd. (Diversified Telecommunication Services)	17
1,836	The a2 Milk Co. Ltd. (Food Products)(a)	8
296	Xero Ltd. (Software)(a)	30
		128
	Norway — 0.15%
428	Adevinta ASA (Interactive Media & Services)(a)	8
2,403	DNB ASA (Banks)	52
2,540	Equinor ASA (Oil, Gas & Consumable Fuels)	54
485	Gjensidige Forsikring ASA (Insurance)	11
1,094	Mowi ASA (Food Products)	28
2,954	Norsk Hydro ASA (Metals & Mining)	19
1,866	Orkla ASA (Food Products)	19
161	Schibsted ASA, Class - A (Media)	8
194	Schibsted ASA, Class - B (Media)	8
1,828	Telenor ASA (Diversified Telecommunication Services)	31
438	Yara International ASA (Chemicals)	23
		261
	Papua New Guinea — 0.01%
4,780	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	14
	Portugal — 0.03%
6,487	EDP - Energias de Portugal SA (Electric Utilities)	34
1,241	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)(b)	13
633	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	12
		59
	Singapore — 0.26%
8,441	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	19
11,320	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts)	18
6,700	CapitaLand Ltd. (Real Estate Management & Development)	18
1,000	City Developments Ltd. (Real Estate Management & Development)	5

Shares	Security Description	Value (000)
	Singapore (continued)
4,361	DBS Group Holdings Ltd. (Banks)	$96
15,700	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	10
4,100	Keppel Corp. Ltd. (Industrial Conglomerates)	17
5,600	Mapletree Commercial Trust (Equity Real Estate Investment Trusts)	9
5,800	Mapletree Logistics Trust (Equity Real Estate Investment Trusts)(b)	9
7,984	Oversea-Chinese Banking Corp. Ltd. (Banks)	70
2,700	Singapore Airlines Ltd. (Airlines)(a)	10
2,000	Singapore Exchange Ltd. (Capital Markets)	17
4,800	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	14
20,700	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	35
3,000	United Overseas Bank Ltd. (Banks)	58
1,000	United Overseas Land Group Ltd. (Real Estate Management & Development)	5
700	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	10
5,000	Wilmar International Ltd. (Food Products)	17
		437
	South Africa — 0.32%
2,615	Naspers Ltd. (Media)	549
	Spain — 1.26%
644	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	17
171	Aena SME SA (Transportation Infrastructure)(a)(b)	28
1,097	Amadeus IT Group SA (IT Services)(a)	77
16,116	Banco Bilbao Vizcaya Argentaria SA (Banks)	100
42,146	Banco Santander SA (Banks)(b)	161
11,788	CaixaBank SA (Banks)	36
1,105	Cellnex Telecom SA (Diversified Telecommunication Services)(b)	70
585	Enagas SA (Oil, Gas & Consumable Fuels)(b)	14
802	Endesa SA (Electric Utilities)	19
1,277	Ferrovial SA (Construction & Engineering)	37
756	Grifols SA (Biotechnology)	20
14,117	Iberdrola SA (Electric Utilities)	172
34,878	Industria de Diseno Textil SA (Specialty Retail)	1,230
768	Naturgy Energy Group SA (Gas Utilities)	20
1,081	Red Electrica Corp. SA (Electric Utilities)	20
3,642	Repsol SA (Oil, Gas & Consumable Fuels)	46
597	Siemens Gamesa Renewable Energy SA, Registered Shares (Electrical Equipment)	20
12,611	Telefonica SA (Diversified Telecommunication Services)	59
		2,146

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sweden — 0.82%
779	Alfa Laval AB (Machinery)	$28
2,548	Assa Abloy AB, B Shares (Building Products)	77
1,624	Atlas Copco AB, A Shares (Machinery)	99
989	Atlas Copco AB, B Shares (Machinery)	52
635	Boliden AB (Metals & Mining)	24
623	Electrolux AB, B Shares (Household Durables)	17
1,637	Epiroc AB, Class - A (Machinery)	37
1,066	Epiroc AB, Class - B (Machinery)	21
518	Equities AB (Capital Markets)	19
1,541	Essity AB, Class - B (Household Products)	51
394	Evolution AB (Hotels, Restaurants & Leisure)(b)	62
217	Fastighets AB Balder, Class - B (Real Estate Management & Development)(a)	14
1,788	Hennes & Mauritz AB, B Shares (Specialty Retail)(a)	42
4,977	Hexagon AB, Class - B (Electronic Equipment, Instruments & Components)	74
854	Husqvarna AB (Household Durables)	11
221	ICA Gruppen AB (Food & Staples Retailing)	10
228	Industrivarden AB, A Shares (Diversified Financial Services)(b)	9
451	Industrivarden AB, C Shares (Diversified Financial Services)	17
321	Investment AB Latour, Class - B (Industrial Conglomerates)	11
4,404	Investor AB, Class - B (Diversified Financial Services)(a)	101
569	Kinnevik AB, Class - B (Diversified Financial Services)	23
169	L E Lundbergforetagen AB, Class - B (Diversified Financial Services)	11
560	Lundin Energy AB (Oil, Gas & Consumable Fuels)	20
3,348	Nibe Industrier AB, Class - B (Building Products)	35
2,868	Sandvik AB (Machinery)	73
856	Securitas AB, B Shares (Commercial Services & Supplies)	14
1,400	Sinch AB (Software)(a)	24
4,127	Skandinaviska Enskilda Banken AB, Class - A (Banks)	53
802	Skanska AB, B Shares (Construction & Engineering)	21
888	SKF AB, B Shares (Machinery)	23
1,316	Svenska Cellulosa AB SCA, B Shares (Paper & Forest Products)	22
3,569	Svenska Handelsbanken AB, A Shares (Banks)	40
2,295	Swedbank AB, A Shares (Banks)	43

Shares	Security Description	Value (000)
	Sweden (continued)
1,242	Tele2 AB, B Shares (Wireless Telecommunication Services)	$17
7,063	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	89
5,733	Telia Co. AB (Diversified Telecommunication Services)(b)	25
3,442	Volvo AB, B Shares (Machinery)	83
318	Volvo AB, Class - A (Machinery)	8
		1,400
	Switzerland — 3.47%
4,239	ABB Ltd., Registered Shares (Electrical Equipment)	144
371	Adecco Group AG (Professional Services)	25
1,226	Alcon, Inc. (Health Care Equipment & Supplies)	86
117	Baloise Holding AG, Registered Shares (Insurance)	18
70	Banque Cantonale Vaudoise, Registered Shares (Banks)	6
8	Barry Callebaut AG, Registered Shares (Food Products)(b)	19
3	Chocoladefabriken Lindt & Spruengli AG (Food Products)	30
1,099	Chubb Ltd. (Insurance)	175
541	Clariant AG, Registered Shares (Chemicals)	11
520	Coca-Cola HBC AG (Beverages)	19
1,267	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	153
5,911	Credit Suisse Group AG, Registered Shares (Capital Markets)	62
361	Garmin Ltd. (Household Durables)	52
94	Geberit AG, Registered Shares (Building Products)	71
23	Givaudan SA, Registered Shares (Chemicals)	107
1,325	Holcim Ltd., Registered Shares (Construction Materials)(b)	80
559	Julius Baer Group Ltd. (Capital Markets)	36
137	Kuehne & Nagel International AG, Registered Shares (Marine)	47
392	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	48
181	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)(b)	128
7,034	Nestle SA, Registered Shares (Food Products)	877
5,422	Novartis AG, Registered Shares (Pharmaceuticals)	494
53	Partners Group Holding AG (Capital Markets)	80
5,841	Roche Holding AG (Pharmaceuticals)	2,202

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
75	Roche Holding AG (Pharmaceuticals)	$30
102	Schindler Holding AG (Machinery)	31
50	Schindler Holding AG, Registered Shares (Machinery)	15
15	SGS SA, Registered Shares (Professional Services)(b)	46
356	Sika AG, Registered Shares (Chemicals)(b)	116
139	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies)(b)	52
26	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	41
77	Swiss Life Holding AG (Insurance)	37
190	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	19
687	Swiss Re AG (Insurance)	62
66	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	38
800	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	108
164	Temenos AG, Registered Shares (Software)	26
108	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	7
67	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	23
8,905	UBS Group AG (Capital Markets)	136
113	Vifor Pharma AG (Pharmaceuticals)	15
366	Zurich Financial Services AG (Insurance)	147
		5,919
	Taiwan — 0.55%
7,848	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Semiconductors & Semiconductor Equipment)	943
	United Arab Emirates — 0.00%
339	NMC Health PLC (Health Care Providers & Services)(a)(c)	—
	United Kingdom — 4.82%
2,438	3i Group PLC (Capital Markets)	40
496	Admiral Group PLC (Insurance)	22
3,739	Amcor PLC (Containers & Packaging)	43
3,061	Anglo American PLC (Metals & Mining)	122
961	Antofagasta PLC (Metals & Mining)	19
563	Aon PLC, Class - A (Insurance)	134
651	Aptiv PLC (Auto Components)(a)	102
1,142	Ashtead Group PLC (Trading Companies & Distributors)	85
902	Associated British Foods PLC (Food Products)	28
3,206	AstraZeneca PLC (Pharmaceuticals)(b)	385

Shares	Security Description	Value (000)
	United Kingdom (continued)
2,623	Auto Trader Group PLC (Interactive Media & Services)(a)(b)	$23
258	Aveva Group PLC (Software)	13
9,943	Aviva PLC (Insurance)	56
8,149	BAE Systems PLC (Aerospace & Defense)	59
42,413	Barclays PLC (Banks)	100
2,421	Barratt Developments PLC (Household Durables)	23
341	Berkeley Group Holdings PLC (Household Durables)	22
49,322	BP PLC (Oil, Gas & Consumable Fuels)	215
2,489	British Land Co. PLC (Equity Real Estate Investment Trusts)	17
21,316	BT Group PLC (Diversified Telecommunication Services)(a)	57
886	Bunzl PLC (Trading Companies & Distributors)	29
1,017	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)(b)	29
530	Coca-Cola Europacific Partners PLC (Beverages)	31
4,480	Compass Group PLC (Hotels, Restaurants & Leisure)(a)	94
8,789	Croda International PLC (Chemicals)(b)	895
5,700	Diageo PLC (Beverages)	273
3,851	Direct Line Insurance Group PLC (Insurance)	15
1,304	Evraz PLC (Metals & Mining)	11
550	Ferguson PLC (Trading Companies & Distributors)	76
12,229	GlaxoSmithKline PLC (Pharmaceuticals)	240
950	Halma PLC (Electronic Equipment, Instruments & Components)	35
823	Hargreaves Lansdown PLC (Capital Markets)	18
496	Hikma Pharmaceuticals PLC (Pharmaceuticals)(b)	17
49,736	HSBC Holdings PLC (Banks)	287
3,731	Informa PLC (Media)(a)	26
11,163	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)(a)	743
405	Intertek Group PLC (Professional Services)	31
4,827	J Sainsbury PLC (Food & Staples Retailing)	18
1,250	JD Sports Fashion PLC (Specialty Retail)	16
474	Johnson Matthey PLC (Chemicals)	20
5,168	Kingfisher PLC (Specialty Retail)	26
1,659	Land Securities Group PLC (Equity Real Estate Investment Trusts)	15
15,153	Legal & General Group PLC (Insurance)	54
439	Liberty Global PLC, Class - A (Media)(a)	12
922	Liberty Global PLC, Class - C (Media)(a)	25
1,278	Linde PLC (Chemicals)	369
174,705	Lloyds Banking Group PLC (Banks)	113

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
766	London Stock Exchange Group PLC (Capital Markets)(b)	$84
6,041	M&G PLC (Diversified Financial Services)	19
11,643	Melrose Industries PLC (Electrical Equipment)	25
1,214	Mondi PLC (Paper & Forest Products)	32
8,525	National Grid PLC (Multi-Utilities)	109
12,230	Natwest Group PLC (Banks)(b)	34
350	Next PLC (Multiline Retail)(a)	38
1,147	Ocado Group PLC (Internet & Direct Marketing Retail)(a)(b)	32
1,722	Pearson PLC (Media)	20
795	Persimmon PLC (Household Durables)	33
1,175	Phoenix Group Holdings PLC (Insurance)	11
6,322	Prudential PLC (Insurance)	120
1,729	RecKitt Benckiser Group PLC (Household Products)	153
4,686	RELX PLC (Professional Services)	124
4,625	Rentokil Initial PLC (Commercial Services & Supplies)	32
2,735	Rio Tinto PLC (Metals & Mining)	225
20,995	Rolls-Royce Holdings PLC (Aerospace & Defense)(a)	29
9,988	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	200
9,016	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	174
325	Schroders PLC (Capital Markets)	16
2,779	Segro PLC (Equity Real Estate Investment Trusts)	42
377	Sensata Technologies Holding PLC (Electrical Equipment)(a)	22
626	Severn Trent PLC (Water Utilities)	22
2,223	Smith & Nephew PLC (Health Care Equipment & Supplies)	48
939	Smiths Group PLC (Industrial Conglomerates)	21
184	Spirax-Sarco Engineering PLC (Machinery)	35
2,629	SSE PLC (Electric Utilities)	55
24,039	St. James Place PLC (Capital Markets)	491
6,902	Standard Chartered PLC (Banks)	44
5,849	Standard Life Aberdeen PLC (Diversified Financial Services)	22
4,603	Stellantis N.V. (Automobiles)	90
7,703	Taylor Wimpey PLC (Household Durables)(b)	17
19,677	Tesco PLC (Food & Staples Retailing)	61
2,722	The Sage Group PLC (Software)	26
6,421	Unilever PLC (Personal Products)	376
1,702	United Utilities Group PLC (Water Utilities)	23

Shares	Security Description	Value (000)
	United Kingdom (continued)
65,095	Vodafone Group PLC (Wireless Telecommunication Services)	$109
468	Whitbread PLC (Hotels, Restaurants & Leisure)(a)	20
6,672	William Morrison Supermarkets PLC (Food & Staples Retailing)	23
315	Willis Towers Watson PLC (Insurance)	72
		8,212
	United States — 62.13%
149	10X Genomics, Inc., Class - A (Life Sciences Tools & Services)(a)	29
1,414	3M Co. (Industrial Conglomerates)	281
352	A.O. Smith Corp. (Building Products)	25
4,326	Abbott Laboratories (Health Care Equipment & Supplies)	502
4,312	AbbVie, Inc. (Biotechnology)	486
119	Abiomed, Inc. (Health Care Equipment & Supplies)(a)	37
1,555	Accenture PLC, Class - A (IT Services)	458
1,880	Activision Blizzard, Inc. (Entertainment)	179
1,169	Adobe, Inc. (Software)(a)	685
160	Advance Auto Parts, Inc. (Specialty Retail)	33
2,949	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment)(a)	277
1,633	Aflac, Inc. (Insurance)	88
747	Agilent Technologies, Inc. (Life Sciences Tools & Services)	110
965	AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	16
547	Air Products & Chemicals, Inc. (Chemicals)	157
412	Akamai Technologies, Inc. (IT Services)(a)	48
281	Albemarle Corp. (Chemicals)	47
330	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	60
529	Alexion Pharmaceuticals, Inc. (Biotechnology)(a)	97
181	Align Technology, Inc. (Health Care Equipment & Supplies)(a)	111
25	Alleghany Corp. (Insurance)(a)	17
624	Alliant Energy Corp. (Electric Utilities)	35
918	Ally Financial, Inc. (Consumer Finance)	46
277	Alnylam Pharmaceuticals, Inc. (Biotechnology)(a)	47
1,482	Alphabet, Inc., Class - A (Interactive Media & Services)(a)	3,618
720	Alphabet, Inc., Class - C (Interactive Media & Services)(a)	1,805

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
1,401	Amazon.com, Inc. (Internet & Direct Marketing Retail)(a)	$4,820
20	AMERCO (Road & Rail)	12
628	Ameren Corp. (Multi-Utilities)	50
1,201	American Electric Power Co., Inc. (Electric Utilities)	102
1,672	American Express Co. (Consumer Finance)	276
184	American Financial Group, Inc. (Insurance)	23
2,083	American International Group, Inc. (Insurance)	99
1,085	American Tower Corp. (Equity Real Estate Investment Trusts)	293
461	American Water Works Co., Inc. (Water Utilities)	71
286	Ameriprise Financial, Inc. (Capital Markets)	71
394	AmerisourceBergen Corp. (Health Care Providers & Services)	45
1,410	Amgen, Inc. (Biotechnology)	344
1,444	Amphenol Corp., Class - A (Electronic Equipment, Instruments & Components)	99
897	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	154
3,608	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	32
215	ANSYS, Inc. (Software)(a)	75
598	Anthem, Inc. (Health Care Providers & Services)	228
41,004	Apple, Inc. (Technology Hardware, Storage & Peripherals)	5,617
2,241	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	319
597	Aramark (Hotels, Restaurants & Leisure)	22
1,364	Archer-Daniels-Midland Co. (Food Products)	83
145	Arista Networks, Inc. (Communications Equipment)(a)	53
209	Arrow Electronics, Inc. (Electronic Equipment, Instruments & Components)(a)	24
476	Arthur J. Gallagher & Co. (Insurance)	67
147	Assurant, Inc. (Insurance)	23
17,414	AT&T, Inc. (Diversified Telecommunication Services)	501
304	Atmos Energy Corp. (Gas Utilities)	29
533	Autodesk, Inc. (Software)(a)	156
194	Autoliv, Inc. (Auto Components)	19
1,047	Automatic Data Processing, Inc. (IT Services)	208
51	AutoZone, Inc. (Specialty Retail)(a)	76
356	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	74
1,324	Avantor, Inc. (Life Sciences Tools & Services)(a)	47
211	Avery Dennison Corp. (Containers & Packaging)	44

Shares	Security Description	Value (000)
	United States (continued)
1,637	Baker Hughes, Inc. (Energy Equipment & Services)	$37
826	Ball Corp. (Containers & Packaging)	67
18,973	Bank of America Corp. (Banks)	782
700	Bausch Health Companies, Inc. (Pharmaceuticals)(a)	21
1,269	Baxter International, Inc. (Health Care Equipment & Supplies)	102
706	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	172
3,348	Berkshire Hathaway, Inc., Class - B (Diversified Financial Services)(a)	930
559	Best Buy Co., Inc. (Specialty Retail)	64
383	Biogen, Inc. (Biotechnology)(a)	133
458	BioMarin Pharmaceutical, Inc. (Biotechnology)(a)	38
79	Bio-Techne Corp. (Life Sciences Tools & Services)	36
378	Black Knight, Inc. (IT Services)(a)	29
374	BlackRock, Inc., Class - A (Capital Markets)	327
101	Booking Holdings, Inc. (Internet & Direct Marketing Retail)(a)	221
354	Booz Allen Hamilton Holding Corp. (IT Services)	30
595	BorgWarner, Inc. (Auto Components)	29
362	Boston Properties, Inc. (Equity Real Estate Investment Trusts)	41
3,476	Boston Scientific Corp. (Health Care Equipment & Supplies)(a)	149
5,472	Bristol-Myers Squibb Co. (Pharmaceuticals)	366
983	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	469
292	Broadridge Financial Solutions, Inc. (IT Services)	47
300	Brookfield Renewable Corp., Class - A (Independent Power and Renewable Electricity Producers)(b)	13
611	Brown & Brown, Inc. (Insurance)	32
787	Brown-Forman Corp., Class - B (Beverages)	59
169	Burlington Stores, Inc. (Specialty Retail)(a)	54
341	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	32
12	Cable One, Inc. (Media)	23
674	Cadence Design Systems, Inc. (Software)(a)	92
446	Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)(a)	46
244	Camden Property Trust (Equity Real Estate Investment Trusts)	32
423	Campbell Soup Co. (Food Products)	19

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
746	Cardinal Health, Inc. (Health Care Providers & Services)	$43
415	CarMax, Inc. (Specialty Retail)(a)	54
1,986	Carrier Global Corp. (Building Products)	97
402	Catalent, Inc. (Pharmaceuticals)(a)	43
1,331	Caterpillar, Inc. (Machinery)	290
283	CBOE Global Markets, Inc. (Capital Markets)	34
811	CBRE Group, Inc., Class - A (Real Estate Management & Development)(a)	70
338	CDW Corp. (Electronic Equipment, Instruments & Components)	59
280	Celanese Corp., Series A (Chemicals)	42
1,400	Centene Corp. (Health Care Providers & Services)(a)	102
1,266	CenterPoint Energy, Inc. (Multi-Utilities)	31
325	Ceridian HCM Holding, Inc. (Software)(a)	31
726	Cerner Corp. (Health Care Technology)	57
399	CF Industries Holdings, Inc. (Chemicals)	21
103	Charles River Laboratories International, Inc. (Life Sciences Tools & Services)(a)	38
578	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)(a)	50
4,704	Chevron Corp. (Oil, Gas & Consumable Fuels)	493
67	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)(a)	104
626	Church & Dwight Co., Inc. (Household Products)	53
860	Cigna Corp. (Health Care Providers & Services)	204
361	Cincinnati Financial Corp. (Insurance)	42
224	Cintas Corp. (Commercial Services & Supplies)	86
10,309	Cisco Systems, Inc. (Communications Equipment)	546
5,084	Citigroup, Inc. (Banks)	360
1,097	Citizens Financial Group, Inc. (Banks)	50
300	Citrix Systems, Inc. (Software)	35
576	Cloudflare, Inc., Class - A (Software)(a)	61
873	CME Group, Inc. (Capital Markets)	186
724	CMS Energy Corp. (Multi-Utilities)	43
430	Cognex Corp. (Electronic Equipment, Instruments & Components)	36
1,313	Cognizant Technology Solutions Corp. (IT Services)	91
1,982	Colgate-Palmolive Co. (Household Products)	161
11,162	Comcast Corp., Class - A (Media)	636
1,241	Conagra Brands, Inc. (Food Products)	45
3,306	ConocoPhillips (Oil, Gas & Consumable Fuels)	201
848	Consolidated Edison, Inc. (Multi-Utilities)	61
407	Constellation Brands, Inc., Class - A (Beverages)	95

Shares	Security Description	Value (000)
	United States (continued)
534	Copart, Inc. (Commercial Services & Supplies)(a)	$70
1,832	Corning, Inc. (Electronic Equipment, Instruments & Components)	75
1,807	Corteva, Inc. (Chemicals)	80
1,081	Costco Wholesale Corp. (Food & Staples Retailing)	428
178	Coupa Software, Inc. (Software)(a)	47
1,053	Crown Castle International Corp. (Equity Real Estate Investment Trusts)	205
342	Crown Holdings, Inc. (Containers & Packaging)	35
5,583	CSX Corp. (Road & Rail)	179
371	Cummins, Inc. (Machinery)	90
3,238	CVS Health Corp. (Health Care Providers & Services)	270
832	D.R. Horton, Inc. (Household Durables)	75
6,050	Danaher Corp. (Health Care Equipment & Supplies)	1,624
338	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	49
431	Datadog, Inc., Class - A (Software)(a)	45
185	DaVita, Inc. (Health Care Providers & Services)(a)	22
727	Deere & Co. (Machinery)	256
586	Dell Technologies, Inc. (Technology Hardware, Storage & Peripherals)(a)	58
418	Delta Air Lines, Inc. (Airlines)(a)	18
561	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	35
1,415	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	41
236	Dexcom, Inc. (Health Care Equipment & Supplies)(a)	101
695	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	105
738	Discover Financial Services (Consumer Finance)	87
360	Discovery, Inc. (Media)(a)	11
768	Discovery, Inc., Class - C (Media)(a)	22
466	DocuSign, Inc. (Software)(a)	130
565	Dollar Tree, Inc. (Multiline Retail)(a)	56
1,969	Dominion Energy, Inc. (Multi-Utilities)	145
99	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	46
371	Dover Corp. (Machinery)	56
1,796	Dow, Inc. (Chemicals)	114
411	DraftKings, Inc., Class - A (Hotels, Restaurants & Leisure)(a)	21
766	Dropbox, Inc., Class - A (Software)(a)	23
490	DTE Energy Co. (Multi-Utilities)	64

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
1,907	Duke Energy Corp. (Electric Utilities)	$188
938	Duke Realty Corp. (Equity Real Estate Investment Trusts)	44
1,299	DuPont de Nemours, Inc. (Chemicals)	101
426	Dynatrace, Inc. (Software)(a)	25
358	Eastman Chemical Co. (Chemicals)	42
1,696	eBay, Inc. (Internet & Direct Marketing Retail)	119
6,238	Ecolab, Inc. (Chemicals)	1,285
915	Edison International (Electric Utilities)	53
1,510	Edwards Lifesciences Corp. (Health Care Equipment & Supplies)(a)	156
1,000	Elanco Animal Health, Inc. (Pharmaceuticals)(a)	35
699	Electronic Arts, Inc. (Entertainment)	101
1,992	Eli Lilly & Co. (Pharmaceuticals)	457
1,451	Emerson Electric Co. (Electrical Equipment)	140
284	Enphase Energy, Inc. (Electrical Equipment)(a)	52
508	Entergy Corp. (Electric Utilities)	51
1,406	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	117
139	EPAM Systems, Inc. (IT Services)(a)	71
309	Equifax, Inc. (Professional Services)	74
221	Equinix, Inc. (Equity Real Estate Investment Trusts)	177
1,051	Equitable Holdings, Inc. (Diversified Financial Services)	32
866	Equity Residential (Equity Real Estate Investment Trusts)	67
63	Erie Indemnity Co., Class - A (Insurance)	12
545	Essential Utilities, Inc. (Water Utilities)	25
169	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	51
309	Etsy, Inc. (Internet & Direct Marketing Retail)(a)	64
581	Evergy, Inc. (Electric Utilities)	35
826	Eversource Energy (Electric Utilities)	66
376	Exact Sciences Corp. (Biotechnology)(a)	47
2,361	Exelon Corp. (Electric Utilities)	105
434	Expeditors International of Washington, Inc. (Air Freight & Logistics)	55
10,337	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	652
153	F5 Networks, Inc. (Communications Equipment)(a)	29
96	FactSet Research Systems, Inc. (Capital Markets)	32
75	Fair Isaac Corp. (Software)(a)	38
1,463	Fastenal Co. (Trading Companies & Distributors)	76
618	FedEx Corp. (Air Freight & Logistics)	184
1,535	Fidelity National Information Services, Inc. (IT Services)	217

Shares	Security Description	Value (000)
	United States (continued)
7,486	First Republic Bank (Banks)	$1,401
1,378	FirstEnergy Corp. (Electric Utilities)	51
1,441	Fiserv, Inc. (IT Services)(a)	154
331	FMC Corp. (Chemicals)	36
344	Fortinet, Inc. (Software)(a)	82
16,829	Fortive Corp. (Machinery)	1,174
336	Fortune Brands Home & Security, Inc. (Building Products)	33
641	Fox Corp., Class - A (Media)	24
244	Fox Corp., Class - B (Media)	9
748	Franklin Resources, Inc. (Capital Markets)	24
3,522	Freeport-McMoRan, Inc. (Metals & Mining)	131
226	Gartner, Inc. (IT Services)(a)	55
153	Generac Holdings, Inc. (Electrical Equipment)(a)	64
590	General Dynamics Corp. (Aerospace & Defense)	111
21,409	General Electric Co. (Industrial Conglomerates)	288
1,542	General Mills, Inc. (Food Products)	94
367	Genuine Parts Co. (Distributors)	46
3,055	Gilead Sciences, Inc. (Biotechnology)	210
728	Global Payments, Inc. (IT Services)	137
259	Globe Life, Inc. (Insurance)	25
436	GoDaddy, Inc., Class - A (IT Services)(a)	38
208	Guidewire Software, Inc. (Software)(a)	23
2,310	Halliburton Co. (Energy Equipment & Services)	53
328	Hasbro, Inc. (Leisure Products)	31
656	HCA Healthcare, Inc. (Health Care Providers & Services)	136
1,263	Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	42
100	HEICO Corp. (Aerospace & Defense)	14
183	HEICO Corp., Class - A (Aerospace & Defense)	23
370	Henry Schein, Inc. (Health Care Providers & Services)(a)	27
700	Hess Corp. (Oil, Gas & Consumable Fuels)	61
3,301	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	48
684	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)(a)	83
613	Hologic, Inc. (Health Care Equipment & Supplies)(a)	41
1,699	Honeywell International, Inc. (Industrial Conglomerates)	373
749	Hormel Foods Corp. (Food Products)	36
1,807	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)(a)	31
979	Howmet Aerospace, Inc. (Aerospace & Defense)(a)	34

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
3,051	HP, Inc. (Technology Hardware, Storage & Peripherals)	$92
106	HubSpot, Inc. (Software)(a)	62
321	Humana, Inc. (Health Care Providers & Services)	142
3,515	Huntington Bancshares, Inc. (Banks)	50
103	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	22
194	IDEX Corp. (Machinery)	43
207	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies)(a)	131
784	Illinois Tool Works, Inc. (Machinery)	175
355	Illumina, Inc. (Life Sciences Tools & Services)(a)	168
3,678	Incyte Corp. (Biotechnology)(a)	309
891	Ingersoll-Rand, Inc. (Machinery)(a)	43
158	Insulet Corp. (Health Care Equipment & Supplies)(a)	43
9,923	Intel Corp. (Semiconductors & Semiconductor Equipment)	557
1,375	Intercontinental Exchange, Inc. (Capital Markets)	163
2,182	International Business Machines Corp. (IT Services)	320
626	International Flavors & Fragrances, Inc. (Chemicals)	94
950	International Paper Co. (Containers & Packaging)	58
661	Intuit, Inc. (Software)	324
287	Intuitive Surgical, Inc. (Health Care Equipment & Supplies)(a)	264
468	IQVIA Holdings, Inc. (Life Sciences Tools & Services)(a)	113
722	Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	31
196	Jack Henry & Associates, Inc. (IT Services)	32
339	Jacobs Engineering Group, Inc. (Construction & Engineering)	45
136	Jazz Pharmaceuticals PLC (Pharmaceuticals)(a)	24
214	JB Hunt Transport Services, Inc. (Road & Rail)	35
6,418	Johnson & Johnson (Pharmaceuticals)	1,057
1,800	Johnson Controls International PLC (Building Products)	124
12,750	JPMorgan Chase & Co. (Banks)	1,983
879	Juniper Networks, Inc. (Communications Equipment)	24
225	Kansas City Southern (Road & Rail)	64
653	Kellogg Co. (Food Products)	42
1,591	Keurig Dr Pepper, Inc. (Beverages)	56
2,368	KeyCorp (Banks)	49

Shares	Security Description	Value (000)
	United States (continued)
447	Keysight Technologies, Inc. (Electronic Equipment, Instruments & Components)(a)	$69
827	Kimberly-Clark Corp. (Household Products)	111
4,978	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	91
1,264	KKR & Co., Inc., Class - A (Capital Markets)	75
377	KLA Corp. (Semiconductors & Semiconductor Equipment)	122
358	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	16
480	L Brands, Inc. (Specialty Retail)	35
523	L3Harris Technologies, Inc. (Aerospace & Defense)	113
248	Laboratory Corporation of America Holdings (Health Care Providers & Services)(a)	68
349	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	227
369	Lamb Weston Holding, Inc. (Food Products)	30
882	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)(a)	46
147	Lear Corp. (Auto Components)	26
343	Leidos Holdings, Inc. (IT Services)	35
653	Lennar Corp., Class - A (Household Durables)	65
87	Lennox International, Inc. (Building Products)	31
54	Liberty Broadband Corp., Class - A (Media)(a)	9
382	Liberty Broadband Corp., Class - C (Media)(a)	66
476	Lincoln National Corp. (Insurance)	30
382	Live Nation Entertainment, Inc. (Entertainment)(a)	33
744	LKQ Corp. (Distributors)(a)	37
623	Lockheed Martin Corp. (Aerospace & Defense)	236
555	Loews Corp. (Insurance)	30
1,785	Lowe’s Companies, Inc. (Specialty Retail)	346
2,503	Lumen Technologies, Inc. (Diversified Telecommunication Services)	34
669	Lyft, Inc., Class - A (Road & Rail)(a)	40
320	M&T Bank Corp. (Banks)	46
1,590	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	96
36	Markel Corp. (Insurance)(a)	43
1,187	MarketAxess Holdings, Inc. (Capital Markets)	550
667	Marriott International, Inc., Class - A (Hotels, Restaurants & Leisure)(a)	91
1,231	Marsh & McLennan Companies, Inc. (Insurance)	173
159	Martin Marietta Materials, Inc. (Construction Materials)	56

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
1,969	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	$115
619	Masco Corp. (Building Products)	36
98	Masimo Corp. (Health Care Equipment & Supplies)(a)	24
2,165	MasterCard, Inc., Class - A (IT Services)	790
634	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	67
630	McCormick & Company, Inc. (Food Products)	56
1,820	McDonald’s Corp. (Hotels, Restaurants & Leisure)	420
388	McKesson Corp. (Health Care Providers & Services)	74
336	MercadoLibre, Inc. (Internet & Direct Marketing Retail)(a)	524
6,178	Merck & Co., Inc. (Pharmaceuticals)	480
1,868	MetLife, Inc. (Insurance)	112
58	Mettler-Toledo International, Inc. (Life Sciences Tools & Services)(a)	80
969	MGM Resorts International (Hotels, Restaurants & Leisure)	41
638	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	96
2,755	Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)(a)	234
24,432	Microsoft Corp. (Software)	6,619
291	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	49
786	Moderna, Inc. (Biotechnology)(a)	185
144	Mohawk Industries, Inc. (Household Durables)(a)	28
139	Molina Heathcare, Inc. (Health Care Providers & Services)(a)	35
479	Molson Coors Beverage Co., Class - B (Beverages)(a)	26
3,449	Mondelez International, Inc., Class - A (Food Products)	215
124	MongoDB, Inc. (IT Services)(a)	45
410	Moody’s Corp. (Capital Markets)	149
3,447	Morgan Stanley (Capital Markets)	316
409	Motorola Solutions, Inc. (Communications Equipment)	89
293	Nasdaq, Inc. (Capital Markets)	52

Shares	Security Description	Value (000)
	United States (continued)
576	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	$47
1,081	Netflix, Inc. (Entertainment)(a)	571
207	Neurocrine Biosciences, Inc. (Biotechnology)(a)	20
966	Newell Brands, Inc. (Household Durables)	27
1,948	Newmont Corp. (Metals & Mining)	123
4,787	NextEra Energy, Inc. (Electric Utilities)	351
3,079	NIKE, Inc., Class - B (Textiles, Apparel & Luxury Goods)	476
943	NiSource, Inc. (Multi-Utilities)	23
128	Nordson Corp. (Machinery)	28
620	Norfolk Southern Corp. (Road & Rail)	165
484	Northern Trust Corp. (Capital Markets)	56
384	Northrop Grumman Corp. (Aerospace & Defense)	140
1,470	Nortonlifelock, Inc. (Software)	40
200	Novavax, Inc. (Biotechnology)(a)	42
738	Nucor Corp. (Metals & Mining)	71
2,640	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	2,112
9	NVR, Inc. (Household Durables)(a)	45
2,279	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	71
287	Okta, Inc. (IT Services)(a)	70
234	Old Dominion Freight Line, Inc. (Road & Rail)	59
580	Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	21
555	Omnicom Group, Inc. (Media)	44
984	ON Semiconductor Corp. (Semiconductors & Semiconductor Equipment)(a)	38
1,109	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	62
4,675	Oracle Corp. (Software)	364
1,007	Otis Worldwide Corp. (Machinery)	82
250	Owens Corning (Building Products)	24
836	PACCAR, Inc. (Machinery)	75
243	Packaging Corporation of America (Containers & Packaging)	33
311	Parker Hannifin Corp. (Machinery)	96
822	Paychex, Inc. (IT Services)	88
127	PAYCOM Software, Inc. (Software)(a)	46
2,717	PayPal Holdings, Inc. (IT Services)(a)	792
3,369	PepsiCo, Inc. (Beverages)	499
280	PerkinElmer, Inc. (Life Sciences Tools & Services)	43
3,595	PG&E Corp. (Electric Utilities)(a)	37
1,054	Phillips 66 (Oil, Gas & Consumable Fuels)	90
284	Pinnacle West Capital Corp. (Electric Utilities)	23

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
1,300	Pinterest, Inc., Class - A (Interactive Media & Services)(a)	$103
518	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	84
1,092	Plug Power, Inc. (Electrical Equipment)(a)	37
1,033	PNC Financial Services Group, Inc. (Banks)	197
98	Pool Corp. (Distributors)	45
285	PPD, Inc. (Life Sciences Tools & Services)(a)	13
569	PPG Industries, Inc. (Chemicals)	97
1,944	PPL Corp. (Electric Utilities)	54
700	Principal Financial Group, Inc. (Insurance)	44
1,800	Prologis, Inc. (Equity Real Estate Investment Trusts)	215
953	Prudential Financial, Inc. (Insurance)	98
276	PTC, Inc. (Software)(a)	39
1,236	Public Service Enterprise Group, Inc. (Multi-Utilities)	74
647	PulteGroup, Inc. (Household Durables)	35
293	Qorvo, Inc. (Semiconductors & Semiconductor Equipment)(a)	57
2,724	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	389
344	Quest Diagnostics, Inc. (Health Care Providers & Services)	45
314	Raymond James Financial, Inc. (Capital Markets)	41
3,728	Raytheon Technologies Corp. (Aerospace & Defense)	318
831	Realty Income Corp. (Equity Real Estate Investment Trusts)	55
421	Regency Centers Corp. (Equity Real Estate Investment Trusts)	27
258	Regeneron Pharmaceuticals, Inc. (Biotechnology)(a)	144
2,436	Regions Financial Corp. (Banks)	49
150	Reinsurance Group of America (Insurance)	17
557	Republic Services, Inc. (Commercial Services & Supplies)	61
367	ResMed, Inc. (Health Care Equipment & Supplies)	90
179	RingCentral, Inc., Class - A (Software)(a)	52
298	Robert Half International, Inc. (Professional Services)	27
295	Rockwell Automation, Inc. (Electrical Equipment)	84
266	Roku, Inc. (Household Durables)(a)	122
474	Rollins, Inc. (Commercial Services & Supplies)	16

Shares	Security Description	Value (000)
	United States (continued)
254	Roper Technologies, Inc. (Industrial Conglomerates)	$119
862	Ross Stores, Inc. (Specialty Retail)	107
408	Royalty Pharma PLC, Class - A (Pharmaceuticals)	17
327	RPM International, Inc. (Chemicals)	29
587	S&P Global, Inc. (Capital Markets)	241
2,247	Salesforce.com, Inc. (Software)(a)	549
270	SBA Communications Corp. (Equity Real Estate Investment Trusts)	86
3,354	Schlumberger Ltd. (Energy Equipment & Services)	107
293	Seagen, Inc. (Biotechnology)(a)	46
436	Sealed Air Corp. (Containers & Packaging)	26
747	Sempra Energy (Multi-Utilities)	99
478	ServiceNow, Inc. (Software)(a)	263
815	Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	106
2,933	Sirius XM Holdings, Inc. (Media)	19
402	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	77
1,120	Slack Technologies, Inc., Class - A (Software)(a)	50
2,271	Snap, Inc., Class - A (Interactive Media & Services)(a)	155
132	Snap-on, Inc. (Machinery)	29
61	Snowflake, Inc., Class - A (IT Services)(a)	15
410	Southwest Airlines Co. (Airlines)(a)	22
394	Splunk, Inc. (Software)(a)	57
940	Square, Inc., Class - A (IT Services)(a)	229
388	Stanley Black & Decker, Inc. (Machinery)	80
2,875	Starbucks Corp. (Hotels, Restaurants & Leisure)	321
840	State Street Corp. (Capital Markets)	69
554	Steel Dynamics, Inc. (Metals & Mining)	33
224	Sun Communities, Inc. (Equity Real Estate Investment Trusts)	38
468	Sunrun, Inc. (Electrical Equipment)(a)	26
2,381	SVB Financial Group (Banks)(a)	1,325
1,483	Synchrony Financial (Consumer Finance)	72
383	Synopsys, Inc. (Software)(a)	106
1,168	Sysco Corp. (Food & Staples Retailing)	91
548	T. Rowe Price Group, Inc. (Capital Markets)	108
289	Take-Two Interactive Software, Inc. (Entertainment)(a)	51
1,222	Target Corp. (Multiline Retail)	295
347	Teladoc Health, Inc. (Health Care Technology)(a)	58
116	Teledyne Technologies, Inc. (Aerospace & Defense)(a)	49

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
118	Teleflex, Inc. (Health Care Equipment & Supplies)	$47
423	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	57
1,870	Tesla, Inc. (Automobiles)(a)	1,271
2,248	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	432
551	Textron, Inc. (Aerospace & Defense)	38
1,676	The AES Corp. (Independent Power and Renewable Electricity Producers)	44
755	The Allstate Corp. (Insurance)	98
1,925	The Bank of New York Mellon Corp. (Capital Markets)	99
12,507	The Blackstone Group, Inc., Class - A (Capital Markets)	1,215
1,326	The Boeing Co. (Aerospace & Defense)(a)	318
303	The Carlyle Group, Inc. (Capital Markets)	14
3,526	The Charles Schwab Corp. (Capital Markets)	257
320	The Clorox Co. (Household Products)	58
9,996	The Coca-Cola Co. (Beverages)	541
126	The Cooper Companies, Inc. (Health Care Equipment & Supplies)	50
3,899	The Estee Lauder Companies, Inc. (Personal Products)	1,240
832	The Goldman Sachs Group, Inc. (Capital Markets)	316
919	The Hartford Financial Services Group, Inc. (Insurance)	57
358	The Hershey Co. (Food Products)	62
2,629	The Home Depot, Inc. (Specialty Retail)	838
935	The Interpublic Group of Companies, Inc. (Media)	30
291	The J.M. Smucker Co. (Food Products)	38
1,713	The Kraft Heinz Co. (Food Products)	70
1,852	The Kroger Co. (Food & Staples Retailing)	71
839	The Mosaic Co. (Chemicals)	27
6,013	The Procter & Gamble Co. (Household Products)	811
1,421	The Progressive Corp. (Insurance)	140
612	The Sherwin-Williams Co. (Chemicals)	167
2,569	The Southern Co. (Electric Utilities)	155
19,564	The TJX Companies, Inc. (Specialty Retail)	1,319
613	The Travelers Cos., Inc. (Insurance)	92
4,432	The Walt Disney Co. (Entertainment)(a)	779
1,057	The Western Union Co. (IT Services)	24
2,892	The Williams Companies, Inc. (Oil, Gas & Consumable Fuels)	77
961	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	485

Shares	Security Description	Value (000)
	United States (continued)
7,245	T-Mobile US, Inc. (Wireless Telecommunication Services)(a)	$1,049
299	Tractor Supply Co. (Specialty Retail)	56
579	Trane Technologies PLC (Building Products)	107
129	TransDigm Group, Inc. (Aerospace & Defense)(a)	84
480	TransUnion (Professional Services)	53
628	Trimble, Inc. (Electronic Equipment, Instruments & Components)(a)	51
3,323	Truist Financial Corp. (Banks)	184
1,242	Twilio, Inc., Class - A (IT Services)(a)	490
1,981	Twitter, Inc. (Interactive Media & Services)(a)	136
99	Tyler Technologies, Inc. (Software)(a)	45
753	Tyson Foods, Inc., Class - A (Food Products)	56
3,537	U.S. Bancorp (Banks)	202
2,807	Uber Technologies, Inc. (Road & Rail)(a)	141
748	UDR, Inc. (Equity Real Estate Investment Trusts)	37
502	UGI Corp. (Gas Utilities)	23
127	Ulta Beauty, Inc. (Specialty Retail)(a)	44
1,635	Union Pacific Corp. (Road & Rail)	360
1,754	United Parcel Service, Inc., Class - B (Air Freight & Logistics)	365
172	United Rentals, Inc. (Trading Companies & Distributors)(a)	55
5,615	UnitedHealth Group, Inc. (Health Care Providers & Services)	2,248
797	V.F. Corp. (Textiles, Apparel & Luxury Goods)	65
98	Vail Resorts, Inc. (Hotels, Restaurants & Leisure)(a)	31
1,014	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	79
951	Ventas, Inc. (Equity Real Estate Investment Trusts)	54
244	VeriSign, Inc. (IT Services)(a)	56
372	Verisk Analytics, Inc., Class - A (Professional Services)	65
10,104	Verizon Communications, Inc. (Diversified Telecommunication Services)	566
633	Vertex Pharmaceuticals, Inc. (Biotechnology)(a)	128
1,359	ViacomCBS, Inc., Class - B (Media)	61
3,079	Viatris, Inc. (Pharmaceuticals)	44
1,310	VICI Properties, Inc. (Equity Real Estate Investment Trusts)	41
4,142	Visa, Inc., Class - A (IT Services)	968
210	VMware, Inc., Class - A (Software)(a)	34
323	Voya Financial, Inc. (Diversified Financial Services)	20
338	Vulcan Materials Co. (Construction Materials)	59
367	W.R. Berkley Corp. (Insurance)	27

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
109	W.W. Grainger, Inc. (Trading Companies & Distributors)	$48
1,782	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	94
3,753	Walmart, Inc. (Food & Staples Retailing)	529
1,025	Waste Management, Inc. (Commercial Services & Supplies)	144
148	Waters Corp. (Life Sciences Tools & Services)(a)	51
174	Wayfair, Inc., Class - A (Internet & Direct Marketing Retail)(a)	55
805	WEC Energy Group, Inc. (Multi-Utilities)	72
9,969	Wells Fargo & Co. (Banks)	451
1,035	Welltower, Inc. (Equity Real Estate Investment Trusts)	86
189	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	68
722	Western Digital Corp. (Technology Hardware, Storage & Peripherals)(a)	51
459	Westinghouse Air Brake Technologies Corp. (Machinery)	38
649	WestRock Co. (Containers & Packaging)	35
1,901	Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	65
151	Whirlpool Corp. (Household Durables)	33
2,023	Workday, Inc., Class - A (Software)(a)	483
439	WP Carey, Inc. (Equity Real Estate Investment Trusts)	33
240	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)(a)	29
1,269	Xcel Energy, Inc. (Electric Utilities)	84
590	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	85
459	Xylem, Inc. (Machinery)	55
727	YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	84
127	Zebra Technologies Corp. (Electronic Equipment, Instruments & Components)(a)	67
285	Zendesk, Inc. (Software)(a)	41
1,157	Zoetis, Inc. (Pharmaceuticals)	216
507	Zoom Video Communications, Inc., Class - A (Software)(a)	196
184	Zscaler, Inc. (Software)(a)	40
		105,913
	Total Common Stocks	166,226

Shares	Security Description	Value (000)
	Preferred Stocks — 0.06%
	Germany — 0.06%
121	Bayerische Motoren Werke Aktiengesellschaft — Preferred (Automobiles)	$11
148	FUCHS PETROLUB SE — Preferred (Chemicals)	7
452	Henkel AG & Co. KGAA — Preferred (Household Products)	48
65	Sartorius AG — Preferred (Health Care Equipment & Supplies)	34
	Total Preferred Stocks	100
	Right — 0.00%
	Spain — 0.00%
644	ACS Actividades de Construccion y Servicios SA, 7/7/21 (Construction & Engineering)(a)	1
	Total Right	1
	Investment Company — 1.59%
2,716,434	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01%(d)	2,716
	Total Investment Company	2,716
	Total Investments (cost $117,703) — 99.15%	169,043
	Other assets in excess of liabilities — 0.85%	1,449
	Net Assets — 100.00%	$170,492

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Security was valued using significant unobservable inputs as of June 30, 2021.

(d)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2021

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The ESG Growth Portfolio	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	RBC Global Asset Management (UK) Limited	Total
Common Stocks	78.00%	—	19.50%	97.50%
Preferred Stocks	0.06%	—	—	0.06%
Right	0.00%	—	—	0.00%
Investment Company	0.03%	1.56%	—	1.59%
Other Assets (Liabilities)	0.14%	0.16%	0.55%	0.85%
Total Net Assets	78.23%	1.72%	20.05%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as 0.00% round to less than 0.005%.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2021.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	8	9/17/21	$1,715	$24
MSCI EAFE Index Future	9	9/17/21	1,037	(27)
			$2,752	$(3)
	Total Unrealized Appreciation			$24
	Total Unrealized Depreciation			(27)
	Total Net Unrealized Appreciation/(Depreciation)			$(3)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks — 99.42%
	Australia — 2.19%
119	Afterpay Ltd. (IT Services)(a)	$11
339	AGL Energy Ltd. (Multi-Utilities)	2
136	Ampol Ltd. (Oil, Gas & Consumable Fuels)	3
642	APA Group (Gas Utilities)	4
330	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	11
105	ASX Ltd. (Capital Markets)	6
1,017	Aurizon Holdings Ltd. (Road & Rail)	3
1,140	AusNet Services (Electric Utilities)	1
1,580	Australia & New Zealand Banking Group Ltd. (Banks)	33
1,639	BHP Billiton Ltd. (Metals & Mining)	59
1,175	BHP Group Ltd. (Metals & Mining)	35
274	BlueScope Steel Ltd. (Metals & Mining)	5
805	Brambles Ltd. (Commercial Services & Supplies)	7
36	Cochlear Ltd. (Health Care Equipment & Supplies)	7
767	Coles Group Ltd. (Food & Staples Retailing)	10
987	Commonwealth Bank of Australia (Banks)	73
315	Computershare Ltd. (IT Services)	4
203	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)(a)	2
592	Dexus (Equity Real Estate Investment Trusts)	5
32	Domino’s Pizza Enterprises Ltd. (Hotels, Restaurants & Leisure)	3
704	Endeavour Group Ltd. (Food & Staples Retailing)(a)	3
883	Evolution Mining Ltd. (Metals & Mining)	3
957	Fortescue Metals Group Ltd. (Metals & Mining)	17
915	Goodman Group (Equity Real Estate Investment Trusts)	15
1,327	Insurance Australia Group Ltd. (Insurance)	5
374	LendLease Group (Real Estate Management & Development)(b)	3
191	Macquarie Group Ltd. (Capital Markets)	22
70	Magellan Financial Group Ltd. (Capital Markets)	3
1,498	Medibank Private Ltd. (Insurance)	4
2,141	Mirvac Group (Equity Real Estate Investment Trusts)	5
1,830	National Australia Bank Ltd. (Banks)	36
469	Newcrest Mining Ltd. (Metals & Mining)	9
598	Northern Star Resources Ltd. (Metals & Mining)	4
221	Orica Ltd. (Chemicals)	2
958	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	3
503	Qantas Airways Ltd. (Airlines)(a)	2
800	QBE Insurance Group Ltd. (Insurance)	6

Shares	Security Description	Value (000)
	Australia (continued)
29	REA Group Ltd. (Interactive Media & Services)	$4
153	Reece Ltd. (Trading Companies & Distributors)	3
210	Rio Tinto Ltd. (Metals & Mining)	20
1,020	Santos Ltd. (Oil, Gas & Consumable Fuels)	5
2,823	Scentre Group (Equity Real Estate Investment Trusts)	6
182	SEEK Ltd. (Professional Services)	5
247	Sonic Healthcare Ltd. (Health Care Providers & Services)	7
2,630	South32 Ltd. (Metals & Mining)	6
1,298	Stockland (Equity Real Estate Investment Trusts)	5
696	Suncorp Group Ltd. (Insurance)	6
719	Sydney Airport (Transportation Infrastructure)(a)	3
1,206	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	5
2,213	Telstra Corp. Ltd. (Diversified Telecommunication Services)	6
1,059	The GPT Group (Equity Real Estate Investment Trusts)	4
1,509	Transurban Group (Transportation Infrastructure)	16
392	Treasury Wine Estates Ltd. (Beverages)	3
2,104	Vicinity Centres (Equity Real Estate Investment Trusts)(b)	2
66	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	2
631	Wesfarmers Ltd. (Food & Staples Retailing)	28
2,046	Westpac Banking Corp. (Banks)	39
79	WiseTech Global Ltd. (Software)	2
552	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	9
704	Woolworths Group Ltd. (Food & Staples Retailing)	20
		632
	Austria — 0.06%
152	Erste Group Bank AG (Banks)	5
80	OMV AG (Oil, Gas & Consumable Fuels)	5
88	Raiffeisen Bank International AG (Banks)(b)	2
37	Verbund AG (Electric Utilities)	3
63	Voestalpine AG (Metals & Mining)	3
		18
	Belgium — 0.28%
95	Ageas SA (Insurance)	5
424	Anheuser-Busch InBev N.V. (Beverages)	31
35	Colruyt SA (Food & Staples Retailing)	2
17	Elia Group SA/NV (Electric Utilities)(b)	2
65	Groupe Bruxelles Lambert SA (Diversified Financial Services)	7
136	KBC Group N.V. (Banks)	10

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Belgium (continued)
83	Proximus SADP (Diversified Telecommunication Services)	$2
8	Sofina SA (Diversified Financial Services)	3
40	Solvay SA, Class - A (Chemicals)	5
69	UCB SA (Pharmaceuticals)	7
107	Umicore SA (Chemicals)(b)	7
		81
	Bermuda — 0.20%
224	Arch Capital Group Ltd. (Insurance)(a)	9
69	Athene Holding Ltd., Class - A (Insurance)(a)	5
77	Bunge Ltd. (Food Products)	6
23	Everest Re Group Ltd. (Insurance)	6
210	IHS Markit Ltd. (Professional Services)	23
215	Invesco Ltd. (Capital Markets)	6
29	RenaissanceRe Holdings Ltd. (Insurance)	4
		59
	Canada — 3.90%
100	Agnico Eagle Mines Ltd. (Metals & Mining)	6
100	Air Canada (Airlines)(a)(b)	2
307	Algonquin Power & Utilities Corp. (Multi-Utilities)^	5
500	Alimentation Couche-Tard, Inc., Class - B (Food & Staples Retailing)	18
200	AltaGas Ltd. (Gas Utilities)	4
600	B2gold Corp. (Metals & Mining)	3
100	Ballard Power Systems, Inc. (Electrical Equipment)(a)	2
319	Bank of Montreal (Banks)	33
1,000	Barrick Gold Corp. (Metals & Mining)	21
300	Blackberry Ltd. (Software)(a)	4
5	Brookfield Asset Management Reinsurance Partners Ltd., Class - A (Insurance)(a)	—
750	Brookfield Asset Management, Inc. (Capital Markets)	38
200	Cameco Corp. (Oil, Gas & Consumable Fuels)	4
200	Canadian Imperial Bank of Commerce (Banks)	23
429	Canadian National Railway Co. (Road & Rail)	45
700	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	25
400	Canadian Pacific Railway Ltd. (Road & Rail)	31
100	Canadian Utilities Ltd., Class - A (Multi-Utilities)	3
100	Canopy Growth Corp. (Pharmaceuticals)(a)(b)	2
100	CCL Industries, Inc., Class - B (Containers & Packaging)(b)	6
700	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	7
Shares	Security Description	Value (000)
	Canada (continued)
100	CGI, Inc. (IT Services)(a)	$9
26	Constellation Software, Inc. (Software)	39
200	Dollarama, Inc. (Multiline Retail)	9
100	Emera, Inc. (Electric Utilities)	5
100	Empire Co. Ltd. (Food & Staples Retailing)	3
1,095	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	44
36	Fairfax Financial Holdings Ltd. (Insurance)	16
300	First Quantum Minerals Ltd. (Metals & Mining)	7
250	Fortis, Inc. (Electric Utilities)	11
139	Franco-Nevada Corp. (Metals & Mining)	20
100	GFL Environmental, Inc. (Commercial Services & Supplies)	3
100	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	4
200	Great-West Lifeco, Inc. (Insurance)	6
200	Hydro One Ltd. (Electric Utilities)(b)	5
38	iA Financial Corp., Inc. (Insurance)	2
149	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	5
100	Intact Financial Corp. (Insurance)	14
200	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	3
300	Ivanhoe Mines Ltd. (Metals & Mining)(a)	2
100	Keyera Corp. (Oil, Gas & Consumable Fuels)(b)	3
700	Kinross Gold Corp. (Metals & Mining)	4
100	Kirkland Lake Gold Ltd. (Metals & Mining)	4
100	Lightspeed Pos, Inc. (Software)(a)	8
137	Loblaw Companies Ltd. (Food & Staples Retailing)	8
69	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)(a)	25
400	Lundin Mining Corp. (Metals & Mining)(b)	4
200	Magna International, Inc. (Auto Components)	19
1,100	Manulife Financial Corp. (Insurance)	22
100	Metro, Inc. (Food & Staples Retailing)	5
230	National Bank of Canada (Banks)	17
100	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)(b)	3
300	Nutrien Ltd. (Chemicals)	18
145	Open Text Corp. (Software)(b)	7
100	Pan American Silver Corp. (Metals & Mining)	3
100	Parkland Corp. (Oil, Gas & Consumable Fuels)(b)	3
352	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	11
320	Power Corp. of Canada (Insurance)	10
100	Quebecor, Inc. (Media)	3
200	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
100	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts)(b)	$2
100	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	6
200	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	11
791	Royal Bank of Canada (Banks)	80
100	Saputo, Inc. (Food Products)(b)	3
300	Shaw Communications, Inc., Class - B (Media)	9
76	Shopify, Inc. (IT Services)(a)	110
300	Sun Life Financial, Inc. (Insurance)	15
800	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	19
500	TC Energy Corp. (Oil, Gas & Consumable Fuels)	25
300	Teck Resources Ltd., Class - B (Metals & Mining)	7
200	TELUS Corp. (Diversified Telecommunication Services)	4
672	The Bank of Nova Scotia (Banks)	44
1,048	The Toronto-Dominion Bank (Banks)	73
100	Thomson Reuters Corp. (Professional Services)	10
100	Waste Connections, Inc. (Commercial Services & Supplies)	12
275	Wheaton Precious Metals Corp. (Metals & Mining)	12
34	WSP Global, Inc. (Construction & Engineering)(b)	4
500	Yamana Gold, Inc. (Metals & Mining)	2
		1,127
	China — 0.04%
27	Futu Holdings Ltd., ADR (Capital Markets)(a)	5
100	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	6
		11
	Denmark — 0.51%
2	A.P. Moller - Maersk A/S, Class - A (Marine)	6
3	A.P. Moller - Maersk A/S, Class - B (Marine)	9
89	Ambu A/S, Class - B (Health Care Equipment & Supplies)	3
59	Carlsberg A/S, Class - B (Beverages)	11
57	Christian Hansen Holding A/S (Chemicals)(b)	5
65	Coloplast A/S, Class - B (Health Care Equipment & Supplies)	11
375	Danske Bank A/S (Banks)	7
59	Demant A/S (Health Care Equipment & Supplies)(a)	3
115	DSV PANALPINA A/S (Road & Rail)	26

Shares	Security Description	Value (000)
	Denmark (continued)
70	GN Store Nord A/S (Health Care Equipment & Supplies)	$6
113	Novozymes A/S, B Shares (Chemicals)	9
107	Orsted A/S (Electric Utilities)(b)	15
54	Pandora A/S (Textiles, Apparel & Luxury Goods)	7
4	ROCKWOOL International A/S, B Shares (Building Products)	2
182	Tryg A/S (Insurance)	4
555	Vestas Wind Systems A/S (Electrical Equipment)	22
		146
	Finland — 0.41%
77	Elisa Oyj (Diversified Telecommunication Services)	5
242	Fortum Oyj (Electric Utilities)	7
149	Kesko Oyj, Class - B (Food & Staples Retailing)	6
192	Kone Oyj, Class - B (Machinery)	16
239	Neste Oyj (Oil, Gas & Consumable Fuels)	15
3,145	Nokia Oyj (Communications Equipment)(a)	16
1,831	Nordea Bank Abp (Banks)(b)	19
280	Sampo Oyj, Class - A (Insurance)	13
316	Stora Enso Oyj, R Shares (Paper & Forest Products)	6
297	UPM-Kymmene Oyj (Paper & Forest Products)	11
241	Wartsila Oyj Abp (Machinery)	4
		118
	France — 3.11%
99	Accor SA (Hotels, Restaurants & Leisure)(a)(b)	4
16	Aeroports de Paris (Transportation Infrastructure)(a)	2
263	Air Liquide SA (Chemicals)	46
153	Alstom SA (Machinery)(a)(b)	8
33	Amundi SA (Capital Markets)(b)	3
38	Arkema SA (Chemicals)	5
54	Atos SE (IT Services)	3
1,076	AXA SA (Insurance)	27
626	BNP Paribas SA (Banks)	39
481	Bollore SA (Air Freight & Logistics)	3
124	Bouygues SA (Construction & Engineering)	5
160	Bureau Veritas SA (Professional Services)(b)	5
89	Capgemini SE (IT Services)	17
333	Carrefour SA (Food & Staples Retailing)	7
93	CNP Assurances (Insurance)	2
288	Compagnie de Saint-Gobain (Building Products)	19
93	Compagnie Generale des Etablissements Michelin (Auto Components)	15
28	Covivio (Equity Real Estate Investment Trusts)	2
670	Credit Agricole SA (Banks)	9
361	Danone SA (Food Products)	25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France (continued)
73	Dassault Systemes SE (Software)	$18
136	Edenred (Commercial Services & Supplies)	8
45	Eiffage SA (Construction & Engineering)(b)	5
264	Electricite de France SA (Electric Utilities)^	4
1,032	Engie SA (Multi-Utilities)^	14
160	EssilorLuxottica SA (Health Care Equipment & Supplies)^	30
21	Eurazeo SE (Diversified Financial Services)	2
64	Faurecia SE (Auto Components)	3
25	Gecina SA (Equity Real Estate Investment Trusts)(b)	4
239	Getlink SE (Transportation Infrastructure)	4
18	Hermes International (Textiles, Apparel & Luxury Goods)	26
8	Iliad SA (Diversified Telecommunication Services)(b)	1
21	Ipsen SA (Pharmaceuticals)	2
42	Kering SA (Textiles, Apparel & Luxury Goods)	37
106	Klepierre SA (Equity Real Estate Investment Trusts)	3
47	LA Francaise des Jeux SAEM (Hotels, Restaurants & Leisure)(b)	3
148	Legrand SA (Electrical Equipment)	16
140	L’Oreal SA (Personal Products)	62
154	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	122
515	Natixism SA (Capital Markets)	2
1,128	Orange SA (Diversified Telecommunication Services)^(b)	13
28	Orpea (Health Care Providers & Services)(a)(b)	4
118	Pernod Ricard SA (Beverages)	26
128	Publicis Groupe SA (Media)	8
12	Remy Cointreau SA (Beverages)	2
105	Renault SA (Automobiles)(a)(b)	4
300	Schneider Electric SE (Electrical Equipment)(b)	47
86	SCOR SE (Insurance)(a)	3
14	SEB SA (Household Durables)	3
451	Societe Generale SA (Banks)	13
48	Sodexo SA (Hotels, Restaurants & Leisure)(a)	4
188	Suez SA (Multi-Utilities)^(a)	4
33	Teleperformance (Professional Services)	13
1,402	TotalEnergies SE (Oil, Gas & Consumable Fuels)^	63
50	UbiSoft Entertainment SA (Entertainment)(a)	3
75	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)(a)	6
125	Valeo SA (Auto Components)	4
310	Veolia Environnement SA (Multi-Utilities)	9

Shares	Security Description	Value (000)
	France (continued)
297	Vinci SA (Construction & Engineering)	$32
401	Vivendi SA (Entertainment)^	13
15	Wendel SE (Diversified Financial Services)	2
131	Worldline SA (IT Services)(a)(b)	12
		900
	Germany — 2.63%
106	adidas AG (Textiles, Apparel & Luxury Goods)	39
229	Allianz SE (Insurance)	58
543	Aroundtown SA (Real Estate Management & Development)(b)	4
511	BASF SE (Chemicals)	40
187	Bayerische Motoren Werke AG (Automobiles)	20
15	Bechtle AG (IT Services)	3
84	Brenntag AG (Trading Companies & Distributors)	8
22	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	4
545	Commerzbank AG (Banks)(a)	4
62	Continental AG (Auto Components)	9
100	Covestro AG (Chemicals)(b)	6
476	Daimler AG (Automobiles)(b)	42
86	Delivery Hero SE (Internet & Direct Marketing Retail)(a)(b)	11
1,145	Deutsche Bank AG, Registered Shares (Capital Markets)(a)	15
107	Deutsche Boerse AG (Capital Markets)	19
163	Deutsche Lufthansa AG, Registered Shares (Airlines)^(a)	2
551	Deutsche Post AG, Registered Shares (Air Freight & Logistics)	37
1,854	Deutsche Telekom AG (Diversified Telecommunication Services)	39
196	Deutsche Wohnen SE (Real Estate Management & Development)	12
1,237	E.ON SE (Multi-Utilities)	14
114	Evonik Industries AG (Chemicals)	4
119	Fresenius Medical Care AG & Co. KGAA (Health Care Providers & Services)	10
83	GEA Group AG (Machinery)	3
33	Hannover Rueckversicherung SE (Insurance)	6
81	HeidelbergCement AG (Construction Materials)	7
91	HelloFresh SE (Internet & Direct Marketing Retail)(a)	9
56	Henkel AG & Co. KGAA (Household Products)	5
726	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)(b)	29
39	KION Group AG (Machinery)(b)	4
39	Knorr-Bremse AG (Machinery)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
45	Lanxess AG (Chemicals)	$3
39	LEG Immobilien AG (Real Estate Management & Development)	6
29	MTU Aero Engines AG (Aerospace & Defense)	7
79	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	22
31	Nemetschek SE (Software)	2
60	Puma SE (Textiles, Apparel & Luxury Goods)	7
3	Rational AG (Machinery)	3
353	RWE AG (Multi-Utilities)	13
581	SAP SE (Software)	83
59	Scout24 AG (Interactive Media & Services)(a)(b)	5
425	Siemens AG, Registered Shares (Industrial Conglomerates)	68
226	Siemens Energy AG (Electric Utilities)(a)	7
146	Siemens Healthineers AG (Health Care Equipment & Supplies)(b)	9
74	Symrise AG (Chemicals)(b)	10
87	TeamViewer AG (Software)(a)(b)	3
627	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	2
56	Uniper SE (Independent Power and Renewable Electricity Producers)	2
58	United Internet AG (Diversified Telecommunication Services)(b)	2
18	Volkswagen AG (Automobiles)	6
304	Vonovia SE (Real Estate Management & Development)	20
118	Zalando SE (Internet & Direct Marketing Retail)(a)(b)	14
		761
	Hong Kong — 1.02%
6,692	AIA Group Ltd. (Insurance)	84
2,000	BOC Hong Kong Holdings Ltd. (Banks)	7
900	Budweiser Brewing Co. APAC Ltd. (Beverages)(b)	3
1,000	Chow Tai Fook Jewellery Group Ltd. (Specialty Retail)	2
1,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	10
1,500	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	12
500	CK Infrastructure Holdings Ltd. (Electric Utilities)	3
1,000	CLP Holdings Ltd. (Electric Utilities)	10
1,000	ESR Cayman Ltd. (Real Estate Management & Development)(a)(b)	3

Shares	Security Description	Value (000)
	Hong Kong (continued)
1,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)(a)	$8
1,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	2
400	Hang Seng Bank Ltd. (Banks)	8
1,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	5
1,500	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	2
2,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)(b)	3
5,985	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	9
623	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	37
600	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	3
126	Melco Resorts & Entertainment Ltd., ADR (Hotels, Restaurants & Leisure)(a)	2
1,000	MTR Corp. Ltd. (Road & Rail)	6
1,250	New World Development Co. Ltd. (Real Estate Management & Development)	6
779	Power Assets Holdings Ltd. (Electric Utilities)	5
1,200	Sands China Ltd. (Hotels, Restaurants & Leisure)(a)	5
2,000	Sino Land Co. Ltd. (Real Estate Management & Development)	3
1,000	SJM Holdings Ltd. (Hotels, Restaurants & Leisure)(a)	1
500	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	7
139	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	1
600	Swire Properties Ltd. (Real Estate Management & Development)	2
757	Techtronic Industries Co. Ltd. (Household Durables)	13
811	The Bank of East Asia Ltd. (Banks)	2
1,173	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	11
5,000	WH Group Ltd. (Food Products)(b)	4
1,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	6
800	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)(a)	1
2,000	Xinyi Glass Holdings Ltd. (Auto Components)	8
		294
	Ireland (Republic of) — 0.94%
51	Allegion PLC (Building Products)	7
437	CRH PLC (Construction Materials)(b)	22

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Ireland (Republic of) (continued)
54	DCC PLC (Industrial Conglomerates)(b)	$4
222	Eaton Corp. PLC (Electrical Equipment)	33
518	Experian PLC (Professional Services)	20
92	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(a)	17
122	Horizon Therapeutics PLC (Pharmaceuticals)(a)	11
241	James Hardie Industries PLC (Construction Materials)	8
91	Kerry Group PLC, Class - A (Food Products)	13
84	Kingspan Group PLC (Building Products)	8
748	Medtronic PLC (Health Care Equipment & Supplies)	94
92	Pentair PLC (Machinery)	6
128	Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	11
133	Smurfit Kappa Group PLC (Containers & Packaging)(b)	7
55	STERIS PLC (Health Care Equipment & Supplies)	11
		272
	Isle of Man — 0.03%
318	GVC Holdings PLC (Hotels, Restaurants & Leisure)(a)	8
	Israel — 0.19%
26	Azrieli Group Ltd. (Real Estate Management & Development)	2
617	Bank Hapoalim BM (Banks)(a)	5
790	Bank Leumi Le (Banks)(a)	6
62	Check Point Software Technologies Ltd. (Software)(a)	7
23	CyberArk Software Ltd. (Software)(a)	3
383	ICL Group Ltd. (Chemicals)(b)	3
633	Israel Discount Bank Ltd., Class - A (Banks)(a)	3
76	Mizrahi Tefahot Bank Ltd. (Banks)(a)	2
34	Nice Ltd. (Software)(a)	8
28	SolarEdge Technologies, Inc. (Semiconductors & Semiconductor Equipment)(a)	8
31	Wix.com Ltd. (IT Services)(a)	9
		56
	Italy — 0.67%
68	Amplifon SpA (Health Care Providers & Services)	3
607	Assicurazioni Generali SpA (Insurance)	12
269	Atlantia SpA (Transportation Infrastructure)(a)	5
316	Davide Campari-Milano N.V. (Beverages)	4

Shares	Security Description	Value (000)
	Italy (continued)
14	Diasorin SpA (Health Care Equipment & Supplies)	$3
4,524	Enel SpA (Electric Utilities)(b)	42
1,427	Eni SpA (Oil, Gas & Consumable Fuels)	17
71	Ferrari N.V. (Automobiles)	15
331	FinecoBank Banca Fineco SpA (Banks)(a)	6
183	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(b)	2
9,186	Intesa Sanpaolo SpA (Banks)(b)	25
338	Mediobanca Banca di Credito Finanziario SpA (Banks)(a)	4
105	Moncler SpA (Textiles, Apparel & Luxury Goods)	7
239	Nexi SpA (IT Services)(a)(b)	5
284	Poste Italiane SpA (Insurance)(b)	4
131	Prusmian SpA (Electrical Equipment)	5
57	Recordati SpA (Pharmaceuticals)	3
1,097	Snam SpA (Oil, Gas & Consumable Fuels)	6
5,702	Telecom Italia SpA (Diversified Telecommunication Services)	3
3,278	Telecom Italia SpA (Diversified Telecommunication Services)	2
765	Terna - Rete Elettrica Nazionale SpA (Electric Utilities)	6
1,214	Unicredit SpA (Banks)	14
		193
	Japan — 6.67%
42	ABC-Mart, Inc. (Specialty Retail)	2
200	ACOM Co. Ltd. (Consumer Finance)	1
100	Advantest Corp. (Semiconductors & Semiconductor Equipment)(b)	9
400	Aeon Mall Co. Ltd. (Food & Staples Retailing)	11
100	AGC, Inc. (Building Products)	4
100	Aisin Seiki Co. Ltd. (Auto Components)	4
100	ANA Holdings, Inc. (Airlines)(a)(b)	2
300	Asahi Group Holdings Ltd. (Beverages)(b)	14
100	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	2
100	Azbil Corp. (Electronic Equipment, Instruments & Components)	4
100	Bandai Namco Holdings, Inc. (Leisure Products)	7
333	Bridgestone Corp. (Auto Components)	15
100	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	2
600	Canon, Inc. (Technology Hardware, Storage & Peripherals)	14
100	Capcom Co. Ltd. (Entertainment)	3
100	Casio Computer Co. Ltd. (Household Durables)	2
100	Central Japan Railway Co. (Road & Rail)	15

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
400	Chubu Electric Power Co., Inc. (Electric Utilities)	$5
600	Concordia Financial Group Ltd. (Banks)	2
200	CyberAgent, Inc. (Media)	4
100	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	2
30	Daifuku Co. Ltd. (Machinery)	3
586	Dai-ichi Life Holdings, Inc. (Insurance)	11
120	Daikin Industries Ltd. (Building Products)	22
300	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	9
1	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)(b)	3
800	Daiwa Securities Group, Inc. (Capital Markets)	4
256	Denso Corp. (Auto Components)	17
100	Dentsu Group, Inc. (Media)	4
35	Disco Corp. (Semiconductors & Semiconductor Equipment)	11
200	East Japan Railway Co. (Road & Rail)	14
1,700	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	7
149	FANUC Corp. (Machinery)	36
100	Fuji Electric Co. Ltd. (Electrical Equipment)	5
200	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	15
152	Fujitsu Ltd. (IT Services)(b)	28
2	GLP J-REIT (Equity Real Estate Investment Trusts)(b)	3
100	Hakuhodo DY Holdings, Inc. (Media)	2
100	Hamamatsu Photonics K.K. (Electronic Equipment, Instruments & Components)	6
100	Hankyu Hanshin Holdings, Inc. (Road & Rail)	3
27	Hikari Tsushin, Inc. (Specialty Retail)	5
200	Hino Motors Ltd. (Machinery)	2
42	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	6
100	Hitachi Construction Machinery Co. Ltd. (Machinery)	3
100	Hitachi Metals Ltd. (Metals & Mining)	2
900	Honda Motor Co. Ltd. (Automobiles)	29
200	HOYA Corp. (Health Care Equipment & Supplies)	27
200	Hulic Co. Ltd. (Real Estate Management & Development)	2
100	Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	5
152	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)(b)	4

Shares	Security Description	Value (000)
	Japan (continued)
100	Iida Group Holdings Co. Ltd. (Household Durables)	$3
600	Inpex Corp. (Oil, Gas & Consumable Fuels)	4
300	Isuzu Motors Ltd. (Automobiles)	4
700	ITOCHU Corp. (Trading Companies & Distributors)	20
100	ITOCHU Techno-Solutions Corp. (IT Services)	3
48	Japan Airlines Co. Ltd. (Airlines)(a)(b)	1
300	Japan Exchange Group, Inc. (Capital Markets)	7
200	Japan Post Bank Co. Ltd. (Banks)	2
900	Japan Post Holdings Co. Ltd. (Insurance)(b)	7
100	Japan Post Insurance Co. Ltd. (Insurance)(b)	2
1	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	6
4	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	4
300	JFE Holdings, Inc. (Metals & Mining)	4
300	Kajima Corp. (Construction & Engineering)	4
100	Kakaku.com, Inc. (Interactive Media & Services)	3
100	Kansai Paint Co. Ltd. (Chemicals)	3
227	Kao Corp. (Personal Products)	14
874	KDDI Corp. (Wireless Telecommunication Services)	27
32	Keio Corp. (Road & Rail)	2
100	Keisei Electric Railway Co. Ltd. (Road & Rail)	3
134	Keyence Corp. (Electronic Equipment, Instruments & Components)	68
100	Kikkoman Corp. (Food Products)	7
100	Kintetsu Group Holdings Co. Ltd. (Road & Rail)(a)	4
500	Kirin Holdings Co. Ltd., Class - C (Beverages)	10
100	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	3
34	Koito Manufacturing Co. Ltd. (Auto Components)	2
500	Komatsu Ltd. (Machinery)	12
100	Konami Holdings Corp. (Entertainment)	6
43	Kose Corp. (Personal Products)	7
600	Kubota Corp. (Machinery)	12
100	Kurita Water Industries Ltd. (Machinery)	5
200	Kyocera Corp. (Electronic Equipment, Instruments & Components)	12
200	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	7
100	Lion Corp. (Household Products)	2
200	Lixil Corp. (Building Products)	5
200	M3, Inc. (Health Care Technology)	15
100	Makita Corp. (Machinery)	5
900	Marubeni Corp. (Trading Companies & Distributors)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
300	Mazda Motor Corp. (Automobiles)(a)	$3
100	Medipal Holdings Corp. (Health Care Providers & Services)	2
100	Mercari, Inc. (Internet & Direct Marketing Retail)(a)	5
200	MINEBEA MITSUMI, Inc. (Machinery)	5
200	MISUMI Group, Inc. (Machinery)	7
700	Mitsubishi Corp. (Trading Companies & Distributors)	19
1,000	Mitsubishi Electric Corp. (Electrical Equipment)	15
700	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	11
100	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	2
200	Mitsubishi Heavy Industries Ltd. (Machinery)	6
6,879	Mitsubishi UFJ Financial Group, Inc. (Banks)	37
400	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	2
100	Mitsui Chemicals, Inc. (Chemicals)	3
500	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	12
100	Miura Co. Ltd. (Machinery)	4
1,310	Mizuho Financial Group, Inc. (Banks)	19
100	MonotaRO Co. Ltd. (Trading Companies & Distributors)	2
230	MS&AD Insurance Group Holdings, Inc. (Insurance)	7
337	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	26
100	Nabtesco Corp. (Machinery)	4
130	NEC Corp. (Technology Hardware, Storage & Peripherals)	7
300	Nexon Co. Ltd. (Entertainment)	7
100	NGK Insulators Ltd. (Machinery)	2
300	Nidec Corp. (Electrical Equipment)	35
200	Nihon M&A Center, Inc. (Professional Services)	5
45	Nintendo Co. Ltd. (Entertainment)	26
1	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)(b)	6
400	Nippon Paint Holdings Co. Ltd. (Chemicals)	5
1	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)(b)	3
500	Nippon Steel Corp. (Metals & Mining)(b)	8
762	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	20
100	Nippon Yusen Kabushiki Kaisha (Marine)	5
1,300	Nissan Motor Co. Ltd. (Automobiles)(a)	6
154	Nisshin Seifun Group, Inc. (Food Products)	2

Shares	Security Description	Value (000)
	Japan (continued)
100	Nitto Denko Corp. (Chemicals)	$7
1,800	Nomura Holdings, Inc. (Capital Markets)	9
100	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	3
2	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	3
235	Nomura Research Institute Ltd. (IT Services)	8
200	NSK Ltd. (Machinery)	2
400	NTT Data Corp. (IT Services)	6
400	Obayashi Corp. (Construction & Engineering)	3
200	Odakyu Electric Railway Co. Ltd. (Road & Rail)	5
500	Oji Paper Co. Ltd. (Paper & Forest Products)	3
147	OMRON Corp. (Electronic Equipment, Instruments & Components)	12
49	Oracle Corp. (Software)	4
100	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	14
700	ORIX Corp. (Diversified Financial Services)	12
1	ORIX JREIT, Inc. (Equity Real Estate Investment Trusts)	2
200	Osaka Gas Co. Ltd. (Gas Utilities)	4
34	OTSUKA Corp. (IT Services)	2
268	Pan Pacific International Holdings Corp. (Multiline Retail)	6
1,200	Panasonic Corp. (Household Durables)	14
100	PeptiDream, Inc. (Biotechnology)(a)	5
100	Persol Holdings Co. Ltd. (Professional Services)	2
48	Pigeon Corp. (Household Products)	1
100	Pola Orbis Holdings, Inc. (Personal Products)	3
500	Rakuten, Inc. (Internet & Direct Marketing Retail)	6
800	Recruit Holdings Co. Ltd. (Professional Services)(b)	39
500	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)(a)(b)	5
1,200	Resona Holdings, Inc. (Banks)	5
400	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	4
43	Rinnai Corp. (Household Durables)	4
21	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	2
110	Ryohin Keikaku Co. Ltd. (Multiline Retail)	2
200	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	3
100	SBI Holdings, Inc. (Capital Markets)	2
100	Secom Co. Ltd. (Commercial Services & Supplies)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
200	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	$4
200	Sekisui Chemical Co. Ltd. (Household Durables)	3
300	Sekisui House Ltd. (Household Durables)	6
467	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	22
200	SG Holdings Co. Ltd. (Air Freight & Logistics)	5
100	Sharp Corp. (Household Durables)(b)	2
300	Shimizu Corp. (Construction & Engineering)	2
200	Shin-Etsu Chemical Co. Ltd. (Chemicals)	33
1,600	Softbank Corp. (Wireless Telecommunication Services)	21
718	SoftBank Group Corp. (Wireless Telecommunication Services)	50
200	Sompo Holdings, Inc. (Insurance)	7
700	Sony Corp. (Household Durables)	68
100	Square Enix Holdings Co. Ltd. (Entertainment)	5
100	Stanley Electric Co. Ltd. (Auto Components)	3
300	Subaru Corp. (Automobiles)	6
200	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	5
600	Sumitomo Corp. (Trading Companies & Distributors)	8
400	Sumitomo Electric Industries Ltd. (Auto Components)	6
100	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	4
700	Sumitomo Mitsui Financial Group, Inc. (Banks)	24
223	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	7
200	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	7
100	Suntory Beverage & Food Ltd. (Beverages)	4
200	Suzuki Motor Corp. (Automobiles)	8
100	Sysmex Corp. (Health Care Equipment & Supplies)	12
300	T&D Holdings, Inc. (Insurance)	4
100	Taisei Corp. (Construction & Engineering)	3
46	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	2
100	Taiyo Nippon Sanso Corp. (Chemicals)	2
100	TDK Corp. (Electronic Equipment, Instruments & Components)	12
400	Terumo Corp. (Health Care Equipment & Supplies)	16
300	The Chiba Bank Ltd. (Banks)	2
400	The Kansai Electric Power Co., Inc. (Electric Utilities)	4

Shares	Security Description	Value (000)
	Japan (continued)
200	The Shizuoka Bank Ltd. (Banks)	$2
100	THK Co. Ltd. (Machinery)	3
100	TIS, Inc. (IT Services)	3
145	Tobu Railway Co. Ltd. (Road & Rail)	4
45	Toho Co. Ltd. (Entertainment)	2
200	Tohoku Electric Power Co., Inc. (Electric Utilities)	2
331	Tokio Marine Holdings, Inc. (Insurance)	15
800	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities)(a)	2
100	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	43
200	Tokyo Gas Co. Ltd. (Gas Utilities)	4
300	Tokyu Corp. (Road & Rail)	4
200	TOPPAN, Inc. (Commercial Services & Supplies)	3
800	Toray Industries, Inc. (Chemicals)	5
200	Toshiba Corp. (Industrial Conglomerates)	9
200	Tosoh Corp. (Chemicals)	3
100	TOTO Ltd. (Building Products)	5
100	Toyo Suisan Kaisha Ltd. (Food Products)	4
100	Toyota Industries Corp. (Auto Components)	9
1,230	Toyota Motor Corp. (Automobiles)	109
100	Trend Micro, Inc. (Software)	5
47	Tsuruha Holdings, Inc. (Food & Staples Retailing)	5
200	Unicharm Corp. (Household Products)	8
2	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	3
100	USS Co. Ltd. (Specialty Retail)	2
100	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	3
100	Yakult Honsha Co. Ltd. (Food Products)	6
400	Yamada Denki Co. Ltd. (Specialty Retail)	2
100	Yamaha Corp. (Leisure Products)	5
200	Yamaha Motor Co. Ltd. (Automobiles)	5
200	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	6
100	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	5
100	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	1
1,500	Z Holdings Corp. (Interactive Media & Services)	8
100	ZOZO, Inc. (Internet & Direct Marketing Retail)(b)	3
		1,928
	Jersey — 0.15%
5,558	Glencore PLC (Metals & Mining)(b)	25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Jersey (continued)
51	Novocure Ltd. (Health Care Equipment & Supplies)(a)	$11
704	WPP PLC (Media)	9
		45
	Liberia — 0.04%
126	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)(a)	11
	Luxembourg — 0.05%
405	ArcelorMittal SA (Metals & Mining)	12
257	Tenaris SA (Energy Equipment & Services)	3
		15
	Netherlands — 1.68%
230	ABN AMRO Group N.V. (Banks)(a)(b)	3
11	Adyen N.V. (IT Services)(a)(b)	27
973	AEGON N.V. (Insurance)	4
110	Akzo Nobel N.V. (Chemicals)	14
25	Argenx SE (Biotechnology)(a)	8
26	Asm International N.V. (Semiconductors & Semiconductor Equipment)	9
233	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	159
587	CNH Industrial N.V. (Machinery)	10
59	EXOR N.V. (Diversified Financial Services)	5
62	Heineken Holding N.V., Class - A (Beverages)	6
146	Heineken N.V. (Beverages)	18
2,170	ING Groep N.V. (Banks)	29
41	JDE Peet’s N.V. (Food Products)(a)	1
101	Just Eat Takeaway.com N.V. (Internet & Direct Marketing Retail)(a)(b)	9
607	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	18
97	Koninklijke DSM N.V. (Chemicals)	18
1,943	Koninklijke KPN N.V. (Diversified Telecommunication Services)	6
516	Koninklijke Philips N.V. (Health Care Equipment & Supplies)^	26
38	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	2
147	LyondellBasell Industries N.V., Class - A (Chemicals)	15
170	NN Group N.V. (Insurance)	8
156	NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	31
271	Prosus N.V. (Internet & Direct Marketing Retail)(b)	26
65	Randstad N.V. (Professional Services)	5

Shares	Security Description	Value (000)
	Netherlands (continued)
382	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	$14
149	Wolters Kluwer N.V. (Professional Services)	15
		486
	New Zealand — 0.10%
681	Auckland International Airport Ltd. (Transportation Infrastructure)(a)	3
313	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	7
370	Mercury NZ Ltd. (Electric Utilities)	2
697	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	3
218	Ryman Healthcare Ltd. (Health Care Providers & Services)	2
1,007	Spark New Zealand Ltd. (Diversified Telecommunication Services)	3
404	The a2 Milk Co. Ltd. (Food Products)(a)	2
74	Xero Ltd. (Software)(a)	7
		29
	Norway — 0.20%
130	Adevinta ASA (Interactive Media & Services)(a)	2
506	DNB ASA (Banks)	12
531	Equinor ASA (Oil, Gas & Consumable Fuels)	12
109	Gjensidige Forsikring ASA (Insurance)	2
239	Mowi ASA (Food Products)	6
731	Norsk Hydro ASA (Metals & Mining)	5
408	Orkla ASA (Food Products)	4
45	Schibsted ASA, Class - A (Media)	2
53	Schibsted ASA, Class - B (Media)	2
381	Telenor ASA (Diversified Telecommunication Services)	6
95	Yara International ASA (Chemicals)	5
		58
	Panama — 0.04%
463	Carnival Corp. (Hotels, Restaurants & Leisure)(a)	12
	Papua New Guinea — 0.01%
1,073	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	3
	Poland — 0.01%
105	InPost SA (Air Freight & Logistics)(a)	2
	Portugal — 0.05%
1,593	EDP - Energias de Portugal SA (Electric Utilities)	9
273	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)(b)	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Portugal (continued)
137	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	$2
		14
	Singapore — 0.34%
1,750	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	4
2,508	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts)	4
1,400	CapitaLand Ltd. (Real Estate Management & Development)	4
200	City Developments Ltd. (Real Estate Management & Development)	1
1,024	DBS Group Holdings Ltd. (Banks)	24
3,300	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	2
800	Keppel Corp. Ltd. (Industrial Conglomerates)	3
1,200	Mapletree Commercial Trust (Equity Real Estate Investment Trusts)	2
1,600	Mapletree Logistics Trust (Equity Real Estate Investment Trusts)(b)	2
1,910	Oversea-Chinese Banking Corp. Ltd. (Banks)	17
8	Sea Ltd., ADR (Entertainment)(a)	2
700	Singapore Airlines Ltd. (Airlines)(a)	3
400	Singapore Exchange Ltd. (Capital Markets)	3
4,400	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	7
700	United Overseas Bank Ltd. (Banks)	13
300	United Overseas Land Group Ltd. (Real Estate Management & Development)	2
200	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	3
1,000	Wilmar International Ltd. (Food Products)	3
		99
	Spain — 0.81%
129	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	3
42	Aena SME SA (Transportation Infrastructure)(a)(b)	7
249	Amadeus IT Group SA (IT Services)(a)	18
3,769	Banco Bilbao Vizcaya Argentaria SA (Banks)	23
9,645	Banco Santander SA (Banks)(b)	37
2,515	CaixaBank SA (Banks)	8
275	Cellnex Telecom SA (Diversified Telecommunication Services)(b)	18
152	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	4
135	Enagas SA (Oil, Gas & Consumable Fuels)(b)	3
168	Endesa SA (Electric Utilities)	4

Shares	Security Description	Value (000)
	Spain (continued)
267	Ferrovial SA (Construction & Engineering)	$8
162	Grifols SA (Biotechnology)	4
3,224	Iberdrola SA (Electric Utilities)	39
607	Industria de Diseno Textil SA (Specialty Retail)	21
158	Naturgy Energy Group SA (Gas Utilities)	4
235	Red Electrica Corp. SA (Electric Utilities)	4
859	Repsol SA (Oil, Gas & Consumable Fuels)	11
130	Siemens Gamesa Renewable Energy SA, Registered Shares (Electrical Equipment)	4
3,004	Telefonica SA (Diversified Telecommunication Services)	14
		234
	Sweden — 1.12%
171	Alfa Laval AB (Machinery)	6
552	Assa Abloy AB, B Shares (Building Products)	17
374	Atlas Copco AB, A Shares (Machinery)	23
217	Atlas Copco AB, B Shares (Machinery)	11
149	Boliden AB (Metals & Mining)	6
123	Electrolux AB, B Shares (Household Durables)	3
135	Embracer Group AB (Entertainment)(a)	4
379	Epiroc AB, Class - A (Machinery)	9
212	Epiroc AB, Class - B (Machinery)	4
126	Equities AB (Capital Markets)	5
348	Essity AB, Class - B (Household Products)	12
95	Evolution AB (Hotels, Restaurants & Leisure)(b)	15
55	Fastighets AB Balder, Class - B (Real Estate Management & Development)(a)	3
437	Hennes & Mauritz AB, B Shares (Specialty Retail)(a)	10
1,113	Hexagon AB, Class - B (Electronic Equipment, Instruments & Components)	16
227	Husqvarna AB (Household Durables)	3
55	ICA Gruppen AB (Food & Staples Retailing)	3
58	Industrivarden AB, A Shares (Diversified Financial Services)(b)	2
87	Industrivarden AB, C Shares (Diversified Financial Services)	3
81	Investment AB Latour, Class - B (Industrial Conglomerates)^	3
1,028	Investor AB, Class - B (Diversified Financial Services)(a)	23
132	Kinnevik AB, Class - B (Diversified Financial Services)	5
41	L E Lundbergforetagen AB, Class - B (Diversified Financial Services)	3
101	Lundin Energy AB (Oil, Gas & Consumable Fuels)	4
788	Nibe Industrier AB, Class - B (Building Products)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sweden (continued)
638	Sandvik AB (Machinery)	$16
170	Securitas AB, B Shares (Commercial Services & Supplies)	3
280	Sinch AB (Software)(a)	5
920	Skandinaviska Enskilda Banken AB, Class - A (Banks)	12
185	Skanska AB, B Shares (Construction & Engineering)	5
207	SKF AB, B Shares (Machinery)	5
329	Svenska Cellulosa AB SCA, B Shares (Paper & Forest Products)	5
816	Svenska Handelsbanken AB, A Shares (Banks)	9
520	Swedbank AB, A Shares (Banks)	10
272	Tele2 AB, B Shares (Wireless Telecommunication Services)^	4
1,623	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	20
1,499	Telia Co. AB (Diversified Telecommunication Services)	7
805	Volvo AB, B Shares (Machinery)^	19
105	Volvo AB, Class - A (Machinery)	3
		324
	Switzerland — 2.44%
968	ABB Ltd., Registered Shares (Electrical Equipment)	33
84	Adecco Group AG (Professional Services)	6
273	Alcon, Inc. (Health Care Equipment & Supplies)	19
25	Baloise Holding AG, Registered Shares (Insurance)	4
18	Banque Cantonale Vaudoise, Registered Shares (Banks)	2
2	Barry Callebaut AG, Registered Shares (Food Products)(b)	5
1	Chocoladefabriken Lindt & Spruengli AG (Food Products)	10
251	Chubb Ltd. (Insurance)	40
108	Clariant AG, Registered Shares (Chemicals)	2
109	Coca-Cola HBC AG (Beverages)	4
290	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	35
1,383	Credit Suisse Group AG, Registered Shares (Capital Markets)	14
4	EMS-Chemie Holding AG (Chemicals)	4
86	Garmin Ltd. (Household Durables)	12
21	Geberit AG, Registered Shares (Building Products)	16
5	Givaudan SA, Registered Shares (Chemicals)	23

Shares	Security Description	Value (000)
	Switzerland (continued)
296	Holcim Ltd., Registered Shares (Construction Materials)(b)	$18
122	Julius Baer Group Ltd. (Capital Markets)	8
31	Kuehne & Nagel International AG, Registered Shares (Marine)	11
94	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	11
1,602	Nestle SA, Registered Shares (Food Products)	200
13	Partners Group Holding AG (Capital Markets)	20
22	Schindler Holding AG (Machinery)	7
11	Schindler Holding AG, Registered Shares (Machinery)	3
3	SGS SA, Registered Shares (Professional Services)(b)	9
79	Sika AG, Registered Shares (Chemicals)(b)	26
30	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies)(b)	11
6	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	10
17	Swiss Life Holding AG (Insurance)	8
41	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	4
167	Swiss Re AG (Insurance)	15
14	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	8
200	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	27
36	Temenos AG, Registered Shares (Software)	6
31	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	2
16	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	5
2,039	UBS Group AG (Capital Markets)	31
25	Vifor Pharma AG (Pharmaceuticals)	3
84	Zurich Financial Services AG (Insurance)	34
		706
	United Arab Emirates — 0.00%
118	NMC Health PLC (Health Care Providers & Services)(a)(c)	—
	United Kingdom — 4.14%
559	3i Group PLC (Capital Markets)	9
105	Admiral Group PLC (Insurance)	5
865	Amcor PLC (Containers & Packaging)	10
717	Anglo American PLC (Metals & Mining)	28
214	Antofagasta PLC (Metals & Mining)	4
127	Aon PLC, Class - A (Insurance)	30
150	Aptiv PLC (Auto Components)(a)	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
249	Ashtead Group PLC (Trading Companies & Distributors)	$18
190	Associated British Foods PLC (Food Products)	6
525	Auto Trader Group PLC (Interactive Media & Services)(a)(b)	5
63	Aveva Group PLC (Software)	3
2,244	Aviva PLC (Insurance)	13
9,653	Barclays PLC (Banks)	23
554	Barratt Developments PLC (Household Durables)	5
68	Berkeley Group Holdings PLC (Household Durables)	4
11,274	BP PLC (Oil, Gas & Consumable Fuels)	49
479	British Land Co. PLC (Equity Real Estate Investment Trusts)	3
5,109	BT Group PLC (Diversified Telecommunication Services)(a)	14
183	Bunzl PLC (Trading Companies & Distributors)	6
220	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)(b)	6
177	Clarivate PLC (Professional Services)(a)	5
113	Coca-Cola Europacific Partners PLC (Beverages)	7
992	Compass Group PLC (Hotels, Restaurants & Leisure)(a)	21
76	Croda International PLC (Chemicals)(b)	8
1,301	Diageo PLC (Beverages)	62
742	Direct Line Insurance Group PLC (Insurance)	3
277	Evraz PLC (Metals & Mining)	2
124	Ferguson PLC (Trading Companies & Distributors)	17
206	Halma PLC (Electronic Equipment, Instruments & Components)	8
181	Hargreaves Lansdown PLC (Capital Markets)	4
11,329	HSBC Holdings PLC (Banks)	65
817	Informa PLC (Media)(a)	6
103	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)(a)	7
88	Intertek Group PLC (Professional Services)	7
968	J Sainsbury PLC (Food & Staples Retailing)	4
280	JD Sports Fashion PLC (Specialty Retail)	4
105	Johnson Matthey PLC (Chemicals)	4
1,148	Kingfisher PLC (Specialty Retail)	6
383	Land Securities Group PLC (Equity Real Estate Investment Trusts)	4
3,329	Legal & General Group PLC (Insurance)	12
96	Liberty Global PLC, Class - A (Media)(a)	3
209	Liberty Global PLC, Class - C (Media)(a)	6
292	Linde PLC (Chemicals)	84

Shares	Security Description	Value (000)
	United Kingdom (continued)
39,396	Lloyds Banking Group PLC (Banks)	$25
179	London Stock Exchange Group PLC (Capital Markets)(b)	20
1,414	M&G PLC (Diversified Financial Services)	4
264	Mondi PLC (Paper & Forest Products)	7
1,958	National Grid PLC (Multi-Utilities)	25
2,638	Natwest Group PLC (Banks)(b)	7
72	Next PLC (Multiline Retail)(a)	8
264	Ocado Group PLC (Internet & Direct Marketing Retail)(a)(b)	7
409	Pearson PLC (Media)	5
173	Persimmon PLC (Household Durables)	7
299	Phoenix Group Holdings PLC (Insurance)	3
1,451	Prudential PLC (Insurance)	28
1,075	RELX PLC (Professional Services)	29
1,008	Rentokil Initial PLC (Commercial Services & Supplies)	7
624	Rio Tinto PLC (Metals & Mining)	51
2,281	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	46
2,061	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	40
68	Schroders PLC (Capital Markets)	3
684	Segro PLC (Equity Real Estate Investment Trusts)	10
89	Sensata Technologies Holding PLC (Electrical Equipment)(a)	5
130	Severn Trent PLC (Water Utilities)	4
503	Smith & Nephew PLC (Health Care Equipment & Supplies)	11
216	Smiths Group PLC (Industrial Conglomerates)	5
40	Spirax-Sarco Engineering PLC (Machinery)	8
596	SSE PLC (Electric Utilities)	12
292	St. James Place PLC (Capital Markets)	6
1,535	Standard Chartered PLC (Banks)	10
1,199	Standard Life Aberdeen PLC (Diversified Financial Services)	4
1,158	Stellantis N.V. (Automobiles)	23
1,982	Taylor Wimpey PLC (Household Durables)(b)	4
4,300	Tesco PLC (Food & Staples Retailing)	13
594	The Sage Group PLC (Software)	6
1,462	Unilever PLC (Personal Products)	85
371	United Utilities Group PLC (Water Utilities)	5
14,924	Vodafone Group PLC (Wireless Telecommunication Services)	25
110	Whitbread PLC (Hotels, Restaurants & Leisure)(a)	5
1,310	William Morrison Supermarkets PLC (Food & Staples Retailing)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
71	Willis Towers Watson PLC (Insurance)	$16
		1,197
	United States — 65.39%
321	3M Co. (Industrial Conglomerates)	64
77	A.O. Smith Corp. (Building Products)	6
986	Abbott Laboratories (Health Care Equipment & Supplies)	114
25	Abiomed, Inc. (Health Care Equipment & Supplies)(a)	8
352	Accenture PLC, Class - A (IT Services)	104
430	Activision Blizzard, Inc. (Entertainment)	41
267	Adobe, Inc. (Software)(a)	156
37	Advance Auto Parts, Inc. (Specialty Retail)	8
669	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment)(a)	63
377	Aflac, Inc. (Insurance)	20
171	Agilent Technologies, Inc. (Life Sciences Tools & Services)	25
309	AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	5
123	Air Products & Chemicals, Inc. (Chemicals)	35
35	Airbnb, Inc., Class - A (Hotels, Restaurants & Leisure)(a)	5
90	Akamai Technologies, Inc. (IT Services)(a)	10
64	Albemarle Corp. (Chemicals)	11
74	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	13
122	Alexion Pharmaceuticals, Inc. (Biotechnology)(a)	22
42	Align Technology, Inc. (Health Care Equipment & Supplies)(a)	26
8	Alleghany Corp. (Insurance)(a)	5
138	Alliant Energy Corp. (Electric Utilities)	8
206	Ally Financial, Inc. (Consumer Finance)	10
64	Alnylam Pharmaceuticals, Inc. (Biotechnology)(a)	11
167	Alphabet, Inc., Class - A (Interactive Media & Services)(a)	407
164	Alphabet, Inc., Class - C (Interactive Media & Services)(a)	410
133	Altice USA, Inc., Class - A (Media)(a)	5
238	Amazon.com, Inc. (Internet & Direct Marketing Retail)(a)	818
5	AMERCO (Road & Rail)	3
136	Ameren Corp. (Multi-Utilities)	11
276	American Electric Power Co., Inc. (Electric Utilities)	23

Shares	Security Description	Value (000)
	United States (continued)
381	American Express Co. (Consumer Finance)	$63
42	American Financial Group, Inc. (Insurance)	5
479	American International Group, Inc. (Insurance)	23
247	American Tower Corp. (Equity Real Estate Investment Trusts)	67
100	American Water Works Co., Inc. (Water Utilities)	15
65	Ameriprise Financial, Inc. (Capital Markets)	16
88	AmerisourceBergen Corp. (Health Care Providers & Services)	10
127	AMETEK, Inc. (Electrical Equipment)	17
333	Amphenol Corp., Class - A (Electronic Equipment, Instruments & Components)	23
206	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	35
771	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	7
48	ANSYS, Inc. (Software)(a)	17
138	Anthem, Inc. (Health Care Providers & Services)	53
95	Apollo Global Management, Inc. (Capital Markets)	6
9,345	Apple, Inc. (Technology Hardware, Storage & Peripherals)	1,279
508	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	72
129	Aramark (Hotels, Restaurants & Leisure)	5
309	Archer-Daniels-Midland Co. (Food Products)	19
32	Arista Networks, Inc. (Communications Equipment)(a)	12
43	Arrow Electronics, Inc. (Electronic Equipment, Instruments & Components)(a)	5
106	Arthur J. Gallagher & Co. (Insurance)	15
33	Assurant, Inc. (Insurance)	5
3,964	AT&T, Inc. (Diversified Telecommunication Services)	114
69	Atmos Energy Corp. (Gas Utilities)	7
122	Autodesk, Inc. (Software)(a)	36
47	Autoliv, Inc. (Auto Components)	5
239	Automatic Data Processing, Inc. (IT Services)	47
13	AutoZone, Inc. (Specialty Retail)(a)	19
44	Avalara, Inc. (Software)(a)	7
77	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	16
287	Avantor, Inc. (Life Sciences Tools & Services)(a)	10
46	Avery Dennison Corp. (Containers & Packaging)	10
409	Baker Hughes, Inc. (Energy Equipment & Services)	9
180	Ball Corp. (Containers & Packaging)	15
4,330	Bank of America Corp. (Banks)	179

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
284	Baxter International, Inc. (Health Care Equipment & Supplies)	$23
161	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	39
90	Bentley Systems, Inc., Class - B (Software)	6
763	Berkshire Hathaway, Inc., Class - B (Diversified Financial Services)(a)	212
128	Best Buy Co., Inc. (Specialty Retail)	15
100	BioMarin Pharmaceutical, Inc. (Biotechnology)(a)	8
12	Bio-Rad Laboratories, Inc., Class - A (Life Sciences Tools & Services)(a)	8
21	Bio-Techne Corp. (Life Sciences Tools & Services)	9
87	Black Knight, Inc. (IT Services)(a)	7
85	BlackRock, Inc., Class - A (Capital Markets)	74
23	Booking Holdings, Inc. (Internet & Direct Marketing Retail)(a)	50
76	Booz Allen Hamilton Holding Corp. (IT Services)	6
135	BorgWarner, Inc. (Auto Components)	7
82	Boston Properties, Inc. (Equity Real Estate Investment Trusts)	9
796	Boston Scientific Corp. (Health Care Equipment & Supplies)(a)	34
227	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	108
64	Broadridge Financial Solutions, Inc. (IT Services)	10
50	Brookfield Renewable Corp., Class - A (Independent Power and Renewable Electricity Producers)(b)	2
133	Brown & Brown, Inc. (Insurance)	7
171	Brown-Forman Corp., Class - B (Beverages)	13
37	Burlington Stores, Inc. (Specialty Retail)(a)	12
75	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	7
3	Cable One, Inc. (Media)	6
155	Cadence Design Systems, Inc. (Software)(a)	21
117	Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)(a)	12
54	Camden Property Trust (Equity Real Estate Investment Trusts)	7
100	Campbell Soup Co. (Food Products)	5
254	Capital One Financial Corp. (Consumer Finance)	39
162	Cardinal Health, Inc. (Health Care Providers & Services)	9
91	CarMax, Inc. (Specialty Retail)(a)	12

Shares	Security Description	Value (000)
	United States (continued)
465	Carrier Global Corp. (Building Products)	$23
39	Carvana Co. (Specialty Retail)(a)	12
302	Caterpillar, Inc. (Machinery)	66
60	CBOE Global Markets, Inc. (Capital Markets)	7
185	CBRE Group, Inc., Class - A (Real Estate Management & Development)(a)	16
79	CDW Corp. (Electronic Equipment, Instruments & Components)	14
67	Celanese Corp., Series A (Chemicals)	10
301	CenterPoint Energy, Inc. (Multi-Utilities)	7
73	Ceridian HCM Holding, Inc. (Software)(a)	7
175	Cerner Corp. (Health Care Technology)	14
121	CF Industries Holdings, Inc. (Chemicals)	6
75	Charter Communications, Inc., Class - A (Media)(a)	54
135	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)(a)	12
1,071	Chevron Corp. (Oil, Gas & Consumable Fuels)	112
44	Chewy, Inc., Class - A (Internet & Direct Marketing Retail)(a)	4
16	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)(a)	25
195	Cigna Corp. (Health Care Providers & Services)	46
84	Cincinnati Financial Corp. (Insurance)	10
53	Cintas Corp. (Commercial Services & Supplies)	20
2,350	Cisco Systems, Inc. (Communications Equipment)	125
1,158	Citigroup, Inc. (Banks)	82
236	Citizens Financial Group, Inc. (Banks)	11
65	Citrix Systems, Inc. (Software)	8
124	Cloudflare, Inc., Class - A (Software)(a)	13
200	CME Group, Inc. (Capital Markets)	43
158	CMS Energy Corp. (Multi-Utilities)	9
96	Cognex Corp. (Electronic Equipment, Instruments & Components)	8
297	Cognizant Technology Solutions Corp. (IT Services)	21
453	Colgate-Palmolive Co. (Household Products)	37
2,540	Comcast Corp., Class - A (Media)	145
269	Conagra Brands, Inc. (Food Products)	10
754	ConocoPhillips (Oil, Gas & Consumable Fuels)	46
185	Consolidated Edison, Inc. (Multi-Utilities)	13
94	Constellation Brands, Inc., Class - A (Beverages)	22
117	Copart, Inc. (Commercial Services & Supplies)(a)	15
421	Corteva, Inc. (Chemicals)	19
220	CoStar Group, Inc. (Professional Services)(a)	18
247	Costco Wholesale Corp. (Food & Staples Retailing)	98

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
38	Coupa Software, Inc. (Software)(a)	$10
100	Crowdstrike Holdings, Inc., Class - A (Software)(a)	25
240	Crown Castle International Corp. (Equity Real Estate Investment Trusts)	47
74	Crown Holdings, Inc. (Containers & Packaging)	8
1,275	CSX Corp. (Road & Rail)	41
82	Cummins, Inc. (Machinery)	20
728	CVS Health Corp. (Health Care Providers & Services)	61
193	D.R. Horton, Inc. (Household Durables)	17
72	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	11
98	Datadog, Inc., Class - A (Software)(a)	10
43	DaVita, Inc. (Health Care Providers & Services)(a)	5
166	Deere & Co. (Machinery)	59
146	Dell Technologies, Inc. (Technology Hardware, Storage & Peripherals)(a)	15
86	Delta Air Lines, Inc. (Airlines)(a)	4
121	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	8
359	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	10
54	Dexcom, Inc. (Health Care Equipment & Supplies)(a)	23
158	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	24
173	Discover Financial Services (Consumer Finance)	20
93	Discovery, Inc. (Media)^(a)	3
170	Discovery, Inc., Class - C (Media)(a)	5
135	Dish Network Corp. (Media)(a)	6
104	DocuSign, Inc. (Software)(a)	29
139	Dollar General Corp. (Multiline Retail)	30
130	Dollar Tree, Inc. (Multiline Retail)(a)	13
454	Dominion Energy, Inc. (Multi-Utilities)	33
22	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	10
82	Dover Corp. (Machinery)	12
413	Dow, Inc. (Chemicals)	26
97	DraftKings, Inc., Class - A (Hotels, Restaurants & Leisure)(a)	5
179	Dropbox, Inc., Class - A (Software)(a)	5
107	DTE Energy Co. (Multi-Utilities)	14
426	Duke Energy Corp. (Electric Utilities)	42
205	Duke Realty Corp. (Equity Real Estate Investment Trusts)	10
298	DuPont de Nemours, Inc. (Chemicals)	23

Shares	Security Description	Value (000)
	United States (continued)
101	Dynatrace, Inc. (Software)(a)	$6
75	Eastman Chemical Co. (Chemicals)	9
383	eBay, Inc. (Internet & Direct Marketing Retail)	27
143	Ecolab, Inc. (Chemicals)	29
209	Edison International (Electric Utilities)	12
347	Edwards Lifesciences Corp. (Health Care Equipment & Supplies)(a)	36
200	Elanco Animal Health, Inc. (Pharmaceuticals)(a)	7
161	Electronic Arts, Inc. (Entertainment)	23
333	Emerson Electric Co. (Electrical Equipment)	32
66	Enphase Energy, Inc. (Electrical Equipment)(a)	12
114	Entergy Corp. (Electric Utilities)	11
324	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	27
31	EPAM Systems, Inc. (IT Services)(a)	16
67	Equifax, Inc. (Professional Services)	16
50	Equinix, Inc. (Equity Real Estate Investment Trusts)	40
221	Equitable Holdings, Inc. (Diversified Financial Services)	7
95	Equity Lifestyle Properties, Inc. (Equity Real Estate Investment Trusts)	7
205	Equity Residential (Equity Real Estate Investment Trusts)	16
15	Erie Indemnity Co., Class - A (Insurance)	3
129	Essential Utilities, Inc. (Water Utilities)	6
36	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	11
70	Etsy, Inc. (Internet & Direct Marketing Retail)(a)	14
125	Evergy, Inc. (Electric Utilities)	8
189	Eversource Energy (Electric Utilities)	15
95	Exact Sciences Corp. (Biotechnology)(a)	12
543	Exelon Corp. (Electric Utilities)	24
76	Expedia Group, Inc. (Internet & Direct Marketing Retail)(a)	12
93	Expeditors International of Washington, Inc. (Air Freight & Logistics)	12
71	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	12
2,352	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	148
34	F5 Networks, Inc. (Communications Equipment)(a)	6
1,339	Facebook, Inc., Class - A (Interactive Media & Services)(a)	465
21	FactSet Research Systems, Inc. (Capital Markets)	7
16	Fair Isaac Corp. (Software)(a)	8
317	Fastenal Co. (Trading Companies & Distributors)	16
139	FedEx Corp. (Air Freight & Logistics)	41

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
154	Fidelity National Financial, Inc. (Insurance)	$7
345	Fidelity National Information Services, Inc. (IT Services)	49
393	Fifth Third Bancorp (Banks)	15
96	First Republic Bank (Banks)	18
299	FirstEnergy Corp. (Electric Utilities)	11
334	Fiserv, Inc. (IT Services)(a)	36
47	FleetCor Technologies, Inc. (IT Services)(a)	12
72	FMC Corp. (Chemicals)	8
2,173	Ford Motor Co. (Automobiles)(a)	32
76	Fortinet, Inc. (Software)(a)	18
180	Fortive Corp. (Machinery)	13
77	Fortune Brands Home & Security, Inc. (Building Products)	8
186	Fox Corp., Class - A (Media)	7
97	Fox Corp., Class - B (Media)	3
167	Franklin Resources, Inc. (Capital Markets)	5
808	Freeport-McMoRan, Inc. (Metals & Mining)	30
49	Gartner, Inc. (IT Services)(a)	12
35	Generac Holdings, Inc. (Electrical Equipment)(a)	15
340	General Mills, Inc. (Food Products)	21
716	General Motors Co. (Automobiles)(a)	42
80	Genuine Parts Co. (Distributors)	10
166	Global Payments, Inc. (IT Services)	31
55	Globe Life, Inc. (Insurance)	5
93	GoDaddy, Inc., Class - A (IT Services)(a)	8
47	Guidewire Software, Inc. (Software)(a)	5
488	Halliburton Co. (Energy Equipment & Services)	11
72	Hasbro, Inc. (Leisure Products)	7
151	HCA Healthcare, Inc. (Health Care Providers & Services)	31
297	Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	10
25	HEICO Corp. (Aerospace & Defense)	3
41	HEICO Corp., Class - A (Aerospace & Defense)	5
81	Henry Schein, Inc. (Health Care Providers & Services)(a)	6
152	Hess Corp. (Oil, Gas & Consumable Fuels)	13
710	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	10
154	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)(a)	19
142	Hologic, Inc. (Health Care Equipment & Supplies)(a)	9
164	Hormel Foods Corp. (Food Products)	8
389	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)(a)	7

Shares	Security Description	Value (000)
	United States (continued)
215	Howmet Aerospace, Inc. (Aerospace & Defense)(a)	$7
698	HP, Inc. (Technology Hardware, Storage & Peripherals)	21
24	HubSpot, Inc. (Software)(a)	14
72	Humana, Inc. (Health Care Providers & Services)	32
811	Huntington Bancshares, Inc. (Banks)	12
44	IAC/InterActiveCorp. (Interactive Media & Services)(a)	7
42	IDEX Corp. (Machinery)	9
48	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies)(a)	30
176	Illinois Tool Works, Inc. (Machinery)	39
103	Incyte Corp. (Biotechnology)(a)	9
212	Ingersoll-Rand, Inc. (Machinery)(a)	10
37	Insulet Corp. (Health Care Equipment & Supplies)(a)	10
2,259	Intel Corp. (Semiconductors & Semiconductor Equipment)	127
312	Intercontinental Exchange, Inc. (Capital Markets)	37
496	International Business Machines Corp. (IT Services)	73
137	International Flavors & Fragrances, Inc. (Chemicals)	20
206	International Paper Co. (Containers & Packaging)	13
152	Intuit, Inc. (Software)	75
65	Intuitive Surgical, Inc. (Health Care Equipment & Supplies)(a)	60
309	Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	12
21	IPG Photonics Corp. (Electronic Equipment, Instruments & Components)(a)	4
108	IQVIA Holdings, Inc. (Life Sciences Tools & Services)(a)	26
159	Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	7
42	Jack Henry & Associates, Inc. (IT Services)	7
74	Jacobs Engineering Group, Inc. (Construction & Engineering)	10
32	Jazz Pharmaceuticals PLC (Pharmaceuticals)(a)	6
47	JB Hunt Transport Services, Inc. (Road & Rail)	8
403	Johnson Controls International PLC (Building Products)	28
1,699	JPMorgan Chase & Co. (Banks)	264
187	Juniper Networks, Inc. (Communications Equipment)	5
52	Kansas City Southern (Road & Rail)	15
142	Kellogg Co. (Food Products)	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
387	Keurig Dr Pepper, Inc. (Beverages)	$14
539	KeyCorp (Banks)	11
102	Keysight Technologies, Inc. (Electronic Equipment, Instruments & Components)(a)	16
189	Kimberly-Clark Corp. (Household Products)	25
1,152	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	21
283	KKR & Co., Inc., Class - A (Capital Markets)	17
86	KLA Corp. (Semiconductors & Semiconductor Equipment)	28
90	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	4
125	L Brands, Inc. (Specialty Retail)	9
54	Laboratory Corporation of America Holdings (Health Care Providers & Services)(a)	15
80	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	52
81	Lamb Weston Holding, Inc. (Food Products)	7
190	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)(a)	10
31	Lear Corp. (Auto Components)	5
152	Lennar Corp., Class - A (Household Durables)	15
19	Lennox International, Inc. (Building Products)	7
15	Liberty Broadband Corp., Class - A (Media)(a)	3
88	Liberty Broadband Corp., Class - C (Media)(a)	15
115	Liberty Media Corp. - Liberty Formula One, Class - C (Entertainment)(a)	6
51	Liberty Media Corp. - Liberty SiriusXM, Class - A (Media)(a)	2
99	Liberty Media Corp. - Liberty SiriusXM, Class - C (Media)(a)	5
107	Lincoln National Corp. (Insurance)	7
90	Live Nation Entertainment, Inc. (Entertainment)(a)	8
159	LKQ Corp. (Distributors)(a)	8
136	Loews Corp. (Insurance)	7
408	Lowe’s Companies, Inc. (Specialty Retail)	79
514	Lumen Technologies, Inc. (Diversified Telecommunication Services)	7
135	Lyft, Inc., Class - A (Road & Rail)(a)	8
71	M&T Bank Corp. (Banks)	10
362	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	22
8	Markel Corp. (Insurance)(a)	9
21	MarketAxess Holdings, Inc. (Capital Markets)	10
153	Marriott International, Inc., Class - A (Hotels, Restaurants & Leisure)(a)	21

Shares	Security Description	Value (000)
	United States (continued)
282	Marsh & McLennan Companies, Inc. (Insurance)	$40
35	Martin Marietta Materials, Inc. (Construction Materials)	12
445	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	26
144	Masco Corp. (Building Products)	8
29	Masimo Corp. (Health Care Equipment & Supplies)(a)	7
493	MasterCard, Inc., Class - A (IT Services)	180
141	Match Group, Inc. (Interactive Media & Services)(a)	23
149	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	16
138	McCormick & Company, Inc. (Food Products)	12
414	McDonald’s Corp. (Hotels, Restaurants & Leisure)	96
89	McKesson Corp. (Health Care Providers & Services)	17
316	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	6
25	MercadoLibre, Inc. (Internet & Direct Marketing Retail)(a)	39
425	MetLife, Inc. (Insurance)	25
13	Mettler-Toledo International, Inc. (Life Sciences Tools & Services)(a)	18
223	MGM Resorts International (Hotels, Restaurants & Leisure)	10
151	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	23
619	Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)(a)	53
3,988	Microsoft Corp. (Software)	1,079
63	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	11
33	Mohawk Industries, Inc. (Household Durables)(a)	6
33	Molina Heathcare, Inc. (Health Care Providers & Services)(a)	8
108	Molson Coors Beverage Co., Class - B (Beverages)(a)	6
795	Mondelez International, Inc., Class - A (Food Products)	50
30	MongoDB, Inc. (IT Services)(a)	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
24	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	$9
220	Monster Beverage Corp. (Beverages)(a)	20
94	Moody’s Corp. (Capital Markets)	34
783	Morgan Stanley (Capital Markets)	72
94	Motorola Solutions, Inc. (Communications Equipment)	20
46	MSCI, Inc. (Capital Markets)	25
63	Nasdaq, Inc. (Capital Markets)	11
122	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	10
246	Netflix, Inc. (Entertainment)(a)	130
50	Neurocrine Biosciences, Inc. (Biotechnology)(a)	5
447	Newmont Corp. (Metals & Mining)	28
221	News Corp., Class - A (Media)	6
1,090	NextEra Energy, Inc. (Electric Utilities)	80
706	NIKE, Inc., Class - B (Textiles, Apparel & Luxury Goods)	109
217	NiSource, Inc. (Multi-Utilities)	5
30	Nordson Corp. (Machinery)	7
141	Norfolk Southern Corp. (Road & Rail)	37
109	Northern Trust Corp. (Capital Markets)	13
310	Nortonlifelock, Inc. (Software)	8
139	NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	6
167	Nucor Corp. (Metals & Mining)	16
344	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	275
2	NVR, Inc. (Household Durables)(a)	10
50	Oak Street Health, Inc. (Health Care Providers & Services)(a)	3
514	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	16
68	Okta, Inc. (IT Services)(a)	17
55	Old Dominion Freight Line, Inc. (Road & Rail)	14
129	Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	5
119	Omnicom Group, Inc. (Media)	10
227	ON Semiconductor Corp. (Semiconductors & Semiconductor Equipment)(a)	9
247	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	14
1,065	Oracle Corp. (Software)	83
40	O’Reilly Automotive, Inc. (Specialty Retail)(a)	23
227	Otis Worldwide Corp. (Machinery)	19
61	Owens Corning (Building Products)	6
191	PACCAR, Inc. (Machinery)	17

Shares	Security Description	Value (000)
	United States (continued)
52	Packaging Corporation of America (Containers & Packaging)	$7
277	Palantir Technologies, Inc., Class - A (Software)(a)	7
53	Palo Alto Networks, Inc. (Communications Equipment)(a)	20
72	Parker Hannifin Corp. (Machinery)	22
183	Paychex, Inc. (IT Services)	20
28	PAYCOM Software, Inc. (Software)(a)	10
619	PayPal Holdings, Inc. (IT Services)(a)	180
140	Peloton Interactive, Inc., Class - A (Leisure Products)(a)	17
769	PepsiCo, Inc. (Beverages)	114
821	PG&E Corp. (Electric Utilities)(a)	8
247	Phillips 66 (Oil, Gas & Consumable Fuels)	21
64	Pinnacle West Capital Corp. (Electric Utilities)	5
300	Pinterest, Inc., Class - A (Interactive Media & Services)(a)	24
116	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	19
283	Plug Power, Inc. (Electrical Equipment)(a)	10
236	PNC Financial Services Group, Inc. (Banks)	45
22	Pool Corp. (Distributors)	10
68	PPD, Inc. (Life Sciences Tools & Services)(a)	3
131	PPG Industries, Inc. (Chemicals)	22
424	PPL Corp. (Electric Utilities)	12
152	Principal Financial Group, Inc. (Insurance)	10
411	Prologis, Inc. (Equity Real Estate Investment Trusts)	49
220	Prudential Financial, Inc. (Insurance)	23
61	PTC, Inc. (Software)(a)	9
279	Public Service Enterprise Group, Inc. (Multi-Utilities)	17
89	Public Storage (Equity Real Estate Investment Trusts)	27
148	PulteGroup, Inc. (Household Durables)	8
63	Qorvo, Inc. (Semiconductors & Semiconductor Equipment)(a)	12
629	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	90
74	Quest Diagnostics, Inc. (Health Care Providers & Services)	10
68	Raymond James Financial, Inc. (Capital Markets)	9
209	Realty Income Corp. (Equity Real Estate Investment Trusts)	14
96	Regency Centers Corp. (Equity Real Estate Investment Trusts)	6
530	Regions Financial Corp. (Banks)	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
38	Reinsurance Group of America (Insurance)	$4
123	Republic Services, Inc. (Commercial Services & Supplies)	14
80	ResMed, Inc. (Health Care Equipment & Supplies)	20
42	RingCentral, Inc., Class - A (Software)(a)	12
65	Robert Half International, Inc. (Professional Services)	6
64	Rockwell Automation, Inc. (Electrical Equipment)	18
61	Roku, Inc. (Household Durables)(a)	28
123	Rollins, Inc. (Commercial Services & Supplies)	4
59	Roper Technologies, Inc. (Industrial Conglomerates)	28
198	Ross Stores, Inc. (Specialty Retail)	25
97	Royalty Pharma PLC, Class - A (Pharmaceuticals)	4
72	RPM International, Inc. (Chemicals)	6
134	S&P Global, Inc. (Capital Markets)	55
510	Salesforce.com, Inc. (Software)(a)	125
62	SBA Communications Corp. (Equity Real Estate Investment Trusts)	20
774	Schlumberger Ltd. (Energy Equipment & Services)	25
77	Seagen, Inc. (Biotechnology)(a)	12
89	Sealed Air Corp. (Containers & Packaging)	5
70	SEI Investments Co. (Capital Markets)	4
175	Sempra Energy (Multi-Utilities)	23
109	ServiceNow, Inc. (Software)(a)	60
185	Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	24
591	Sirius XM Holdings, Inc. (Media)	4
92	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	18
267	Slack Technologies, Inc., Class - A (Software)(a)	12
524	Snap, Inc., Class - A (Interactive Media & Services)(a)	36
30	Snap-on, Inc. (Machinery)	7
14	Snowflake, Inc., Class - A (IT Services)(a)	3
81	Southwest Airlines Co. (Airlines)(a)	4
89	Splunk, Inc. (Software)(a)	13
217	Square, Inc., Class - A (IT Services)(a)	53
127	SS&C Technologies Holdings, Inc. (Software)	9
89	Stanley Black & Decker, Inc. (Machinery)	18
653	Starbucks Corp. (Hotels, Restaurants & Leisure)	73
195	State Street Corp. (Capital Markets)	16
116	Steel Dynamics, Inc. (Metals & Mining)	7

Shares	Security Description	Value (000)
	United States (continued)
188	Stryker Corp. (Health Care Equipment & Supplies)	$49
59	Sun Communities, Inc. (Equity Real Estate Investment Trusts)	10
94	Sunrun, Inc. (Electrical Equipment)(a)	5
29	SVB Financial Group (Banks)(a)	16
322	Synchrony Financial (Consumer Finance)	16
84	Synopsys, Inc. (Software)(a)	23
285	Sysco Corp. (Food & Staples Retailing)	22
126	T. Rowe Price Group, Inc. (Capital Markets)	25
64	Take-Two Interactive Software, Inc. (Entertainment)(a)	11
279	Target Corp. (Multiline Retail)	67
74	Teladoc Health, Inc. (Health Care Technology)(a)	12
26	Teledyne Technologies, Inc. (Aerospace & Defense)(a)	11
26	Teleflex, Inc. (Health Care Equipment & Supplies)	10
92	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	12
427	Tesla, Inc. (Automobiles)(a)	289
511	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	98
367	The AES Corp. (Independent Power and Renewable Electricity Producers)	10
169	The Allstate Corp. (Insurance)	22
463	The Bank of New York Mellon Corp. (Capital Markets)	24
382	The Blackstone Group, Inc., Class - A (Capital Markets)	37
5	The Boston Beer Co., Inc., Class - A (Beverages)(a)	5
79	The Carlyle Group, Inc. (Capital Markets)	4
805	The Charles Schwab Corp. (Capital Markets)	59
70	The Clorox Co. (Household Products)	13
2,271	The Coca-Cola Co. (Beverages)	123
128	The Estee Lauder Companies, Inc. (Personal Products)	41
192	The Goldman Sachs Group, Inc. (Capital Markets)	73
202	The Hartford Financial Services Group, Inc. (Insurance)	13
84	The Hershey Co. (Food Products)	15
599	The Home Depot, Inc. (Specialty Retail)	191
215	The Interpublic Group of Companies, Inc. (Media)	7
63	The J.M. Smucker Co. (Food Products)	8
371	The Kraft Heinz Co. (Food Products)	15
427	The Kroger Co. (Food & Staples Retailing)	16

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
199	The Mosaic Co. (Chemicals)	$6
326	The Progressive Corp. (Insurance)	32
142	The Sherwin-Williams Co. (Chemicals)	39
587	The Southern Co. (Electric Utilities)	36
667	The TJX Companies, Inc. (Specialty Retail)	45
230	The Trade Desk, Inc., Class - A (Software)(a)	18
143	The Travelers Cos., Inc. (Insurance)	21
1,010	The Walt Disney Co. (Entertainment)(a)	178
227	The Western Union Co. (IT Services)	5
669	The Williams Companies, Inc. (Oil, Gas & Consumable Fuels)	18
343	T-Mobile US, Inc. (Wireless Telecommunication Services)(a)	50
65	Tractor Supply Co. (Specialty Retail)	12
53	Tradeweb Markets, Inc., Class - A (Capital Markets)	4
134	Trane Technologies PLC (Building Products)	25
29	TransDigm Group, Inc. (Aerospace & Defense)(a)	19
105	TransUnion (Professional Services)	12
138	Trimble, Inc. (Electronic Equipment, Instruments & Components)(a)	11
750	Truist Financial Corp. (Banks)	42
88	Twilio, Inc., Class - A (IT Services)(a)	35
442	Twitter, Inc. (Interactive Media & Services)(a)	30
23	Tyler Technologies, Inc. (Software)(a)	10
164	Tyson Foods, Inc., Class - A (Food Products)	12
791	U.S. Bancorp (Banks)	45
662	Uber Technologies, Inc. (Road & Rail)(a)	33
162	UDR, Inc. (Equity Real Estate Investment Trusts)	8
118	UGI Corp. (Gas Utilities)	5
30	Ulta Beauty, Inc. (Specialty Retail)(a)	10
375	Union Pacific Corp. (Road & Rail)	82
398	United Parcel Service, Inc., Class - B (Air Freight & Logistics)	83
40	United Rentals, Inc. (Trading Companies & Distributors)(a)	13
528	UnitedHealth Group, Inc. (Health Care Providers & Services)	211
29	Unity Software, Inc. (Software)(a)	3
43	Universal Health Services, Inc., Class - B (Health Care Providers & Services)	6
183	V.F. Corp. (Textiles, Apparel & Luxury Goods)	15
22	Vail Resorts, Inc. (Hotels, Restaurants & Leisure)(a)	7
225	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	18

Shares	Security Description	Value (000)
	United States (continued)
75	Veeva Systems, Inc., Class - A (Health Care Technology)(a)	$23
207	Ventas, Inc. (Equity Real Estate Investment Trusts)	12
123	VEREIT, Inc. (Equity Real Estate Investment Trusts)	6
57	VeriSign, Inc. (IT Services)(a)	13
85	Verisk Analytics, Inc., Class - A (Professional Services)	15
2,302	Verizon Communications, Inc. (Diversified Telecommunication Services)	129
312	ViacomCBS, Inc., Class - B (Media)	14
296	VICI Properties, Inc. (Equity Real Estate Investment Trusts)	9
944	Visa, Inc., Class - A (IT Services)	222
253	Vistra Corp. (Independent Power and Renewable Electricity Producers)	5
47	VMware, Inc., Class - A (Software)^(a)	8
93	Vornado Realty Trust (Equity Real Estate Investment Trusts)	4
72	Voya Financial, Inc. (Diversified Financial Services)	4
74	Vulcan Materials Co. (Construction Materials)	13
79	W.R. Berkley Corp. (Insurance)	6
26	W.W. Grainger, Inc. (Trading Companies & Distributors)	11
409	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	22
867	Walmart, Inc. (Food & Staples Retailing)	122
235	Waste Management, Inc. (Commercial Services & Supplies)	33
35	Waters Corp. (Life Sciences Tools & Services)(a)	12
41	Wayfair, Inc., Class - A (Internet & Direct Marketing Retail)(a)	13
174	WEC Energy Group, Inc. (Multi-Utilities)	15
2,290	Wells Fargo & Co. (Banks)	104
230	Welltower, Inc. (Equity Real Estate Investment Trusts)	19
41	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	15
168	Western Digital Corp. (Technology Hardware, Storage & Peripherals)(a)	12
100	Westinghouse Air Brake Technologies Corp. (Machinery)	8
145	WestRock Co. (Containers & Packaging)	8
412	Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	14
34	Whirlpool Corp. (Household Durables)	7
100	Workday, Inc., Class - A (Software)(a)	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
97	WP Carey, Inc. (Equity Real Estate Investment Trusts)	$7
57	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)(a)	7
297	Xcel Energy, Inc. (Electric Utilities)	20
136	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	20
50	XPO Logistics, Inc. (Air Freight & Logistics)(a)	7
103	Xylem, Inc. (Machinery)	12
168	YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	19
30	Zebra Technologies Corp. (Electronic Equipment, Instruments & Components)(a)	16
64	Zendesk, Inc. (Software)(a)	9
35	Zillow Group, Inc., Class - A (Interactive Media & Services)(a)	4
88	Zillow Group, Inc., Class - C (Interactive Media & Services)(a)	11
117	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	19
264	Zoetis, Inc. (Pharmaceuticals)	49
114	Zoom Video Communications, Inc., Class - A (Software)(a)	44
45	Zscaler, Inc. (Software)(a)	10
		18,908
	Total Common Stocks	28,747
	Preferred Stocks — 0.20%
	Germany — 0.20%
31	Bayerische Motoren Werke Aktiengesellschaft — Preferred (Automobiles)	3
38	FUCHS PETROLUB SE — Preferred (Chemicals)	2
99	Henkel AG & Co. KGAA — Preferred (Household Products)	10
88	Porsche Automobil Holding SE — Preferred (Automobiles)	9
15	Sartorius AG — Preferred (Health Care Equipment & Supplies)	8
103	Volkswagen AG — Preferred (Automobiles)	26
	Total Preferred Stocks	58
	Right — 0.00%
	Spain — 0.00%
129	ACS Actividades de Construccion y Servicios SA, 7/7/21 (Construction & Engineering)(a)	—
	Total Right	—
Shares	Security Description	Value (000)
	Investment Companies — 0.36%
87,426	Federated Hermes Treasury Obligations Fund, Institutional Shares, 0.01%^^(d)	$87
16,237	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01%(d)	16
	Total Investment Companies	103
	Total Investments (cost $18,400) — 99.98%	28,908
	Other assets in excess of liabilities — 0.02%	4
	Net Assets — 100.00%	$28,912

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2021. The total value of securities on loan as of June 30, 2021, was $140 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2021.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Security was valued using significant unobservable inputs as of June 30, 2021.

(d)	Annualized 7-day yield as of period-end.

As of June 30, 2021, 100% of the Portfolio’s net assets were managed by Mellon Investments Corporation.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks — 95.87%
	Australia — 7.01%
8,110	Afterpay Ltd. (IT Services)(a)	$719
69,563	Ampol Ltd. (Oil, Gas & Consumable Fuels)	1,471
133,508	APA Group (Gas Utilities)	891
21,823	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	705
128,105	Aurizon Holdings Ltd. (Road & Rail)	357
78,246	AusNet Services (Electric Utilities)	103
193,458	Australia & New Zealand Banking Group Ltd. (Banks)	4,083
82,839	Bendigo & Adelaide Bank Ltd. (Banks)	652
70,201	BHP Billiton Ltd. (Metals & Mining)	2,557
136,113	BHP Group Ltd. (Metals & Mining)	4,010
14,978	Brambles Ltd. (Commercial Services & Supplies)	128
1,978	Cochlear Ltd. (Health Care Equipment & Supplies)	373
52,086	Commonwealth Bank of Australia (Banks)	3,900
11,241	CSL Ltd. (Biotechnology)	2,404
201,121	Dexus (Equity Real Estate Investment Trusts)	1,609
48,346	Endeavour Group Ltd. (Food & Staples Retailing)(a)	228
64,304	Fortescue Metals Group Ltd. (Metals & Mining)	1,125
68,557	Goodman Group (Equity Real Estate Investment Trusts)	1,088
34,055	Insurance Australia Group Ltd. (Insurance)	132
25,683	LendLease Group (Real Estate Management & Development)	221
7,899	Macquarie Group Ltd. (Capital Markets)	926
104,574	Medibank Private Ltd. (Insurance)	248
149,383	Mirvac Group (Equity Real Estate Investment Trusts)	327
206,900	National Australia Bank Ltd. (Banks)	4,068
44,626	Qantas Airways Ltd. (Airlines)(a)	156
55,092	QBE Insurance Group Ltd. (Insurance)	446
30,588	Rio Tinto Ltd. (Metals & Mining)	2,904
73,450	Santos Ltd. (Oil, Gas & Consumable Fuels)	390
205,252	Scentre Group (Equity Real Estate Investment Trusts)	422
90,538	Stockland (Equity Real Estate Investment Trusts)	316
18,427	Suncorp Group Ltd. (Insurance)	154
42,047	Sydney Airport (Transportation Infrastructure)(a)	183
562,458	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	2,185
42,567	The GPT Group (Equity Real Estate Investment Trusts)	156
117,131	Transurban Group (Transportation Infrastructure)	1,250
44,996	Treasury Wine Estates Ltd. (Beverages)	394
63,839	Wesfarmers Ltd. (Food & Staples Retailing)	2,829

Shares	Security Description	Value (000)
	Australia (continued)
224,539	Westpac Banking Corp. (Banks)	$4,344
20,593	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	343
48,346	Woolworths Group Ltd. (Food & Staples Retailing)	1,382
35,740	Worley Ltd. (Energy Equipment & Services)	321
		50,500
	Austria — 0.16%
23,927	Erste Group Bank AG (Banks)	877
4,792	OMV AG (Oil, Gas & Consumable Fuels)	273
		1,150
	Belgium — 0.84%
4,336	Ageas SA (Insurance)	241
48,894	Anheuser-Busch InBev N.V. (Beverages)	3,525
2,942	Colruyt SA (Food & Staples Retailing)	164
9,584	KBC Group N.V. (Banks)	731
1,294	Solvay SA, Class - A (Chemicals)	164
20,206	Umicore SA (Chemicals)	1,234
		6,059
	Canada — 9.73%
30,089	Air Canada (Airlines)(a)	619
56,785	Alimentation Couche-Tard, Inc., Class - B (Food & Staples Retailing)	2,087
8,987	AltaGas Ltd. (Gas Utilities)	189
45,514	Bank of Montreal (Banks)	4,665
72,975	Barrick Gold Corp. (Metals & Mining)	1,510
137	Brookfield Asset Management Reinsurance Partners Ltd., Class - A (Insurance)(a)	7
19,795	Brookfield Asset Management, Inc. (Capital Markets)	1,010
10,168	CAE, Inc. (Aerospace & Defense)(a)	313
31,854	Cameco Corp. (Oil, Gas & Consumable Fuels)	611
3,161	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts)	148
6,757	Canadian National Railway Co. (Road & Rail)	713
55,707	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	2,023
3,130	Canadian Pacific Railway Ltd. (Road & Rail)	241
11,085	Canadian Tire Corp. Ltd., Class - A (Multiline Retail)	1,754
4,454	Canadian Utilities Ltd., Class - A (Multi-Utilities)	124
9,755	Canopy Growth Corp. (Pharmaceuticals)(a)	236
3,259	CCL Industries, Inc., Class - B (Containers & Packaging)	180
125,033	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	1,196

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
9,128	CGI, Inc. (IT Services)(a)	$828
30,477	CI Financial Corp. (Capital Markets)	559
835	Constellation Software, Inc. (Software)	1,265
23,523	Cronos Group, Inc. (Pharmaceuticals)(a)	203
11,192	Dollarama, Inc. (Multiline Retail)	512
77,385	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3,098
1,023	Fairfax Financial Holdings Ltd. (Insurance)	449
10,649	First Capital Real Estate Investment Trust (Real Estate Management & Development)	151
17,917	First Quantum Minerals Ltd. (Metals & Mining)	413
7,927	Franco-Nevada Corp. (Metals & Mining)	1,151
24,142	GFL Environmental, Inc. (Commercial Services & Supplies)	771
64,358	Great-West Lifeco, Inc. (Insurance)	1,912
27,914	H&R Real Estate Investment Trust (Equity Real Estate Investment Trusts)	360
12,464	Hydro One Ltd. (Electric Utilities)	301
5,430	Intact Financial Corp. (Insurance)	738
133,199	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	2,166
56,358	Keyera Corp. (Oil, Gas & Consumable Fuels)	1,515
36,396	Magna International, Inc. (Auto Components)	3,369
8,370	Manulife Financial Corp. (Insurance)	165
15,818	Methanex Corp. (Chemicals)	524
18,402	National Bank of Canada (Banks)	1,377
3,356	Nutrien Ltd. (Chemicals)	203
2,046	Onex Corp. (Diversified Financial Services)	149
28,346	Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	894
4,287	Parkland Corp. (Oil, Gas & Consumable Fuels)	139
7,732	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	246
66,482	Power Corp. of Canada (Insurance)	2,102
2,148	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	138
67,963	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts)	1,211
4,162	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	247
7,333	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	390
25,212	Royal Bank of Canada (Banks)	2,555
3,968	Shopify, Inc. (IT Services)(a)	5,803
7,087	SmartCentres Real Estate Investment Trust (Equity Real Estate Investment Trusts)	168
52,951	Sun Life Financial, Inc. (Insurance)	2,731
35,858	TC Energy Corp. (Oil, Gas & Consumable Fuels)	1,775

Shares	Security Description	Value (000)
	Canada (continued)
18,439	Teck Resources Ltd., Class - B (Metals & Mining)	$425
72,937	TELUS Corp. (Diversified Telecommunication Services)	1,636
71,727	The Bank of Nova Scotia (Banks)	4,665
22,065	The Toronto-Dominion Bank (Banks)	1,547
22,457	Thomson Reuters Corp. (Professional Services)	2,231
1,552	Topicus.com, Inc. (Software)(a)	113
28,308	Wheaton Precious Metals Corp. (Metals & Mining)	1,248
		70,069
	China — 0.44%
9,100	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	582
34,800	Tencent Holdings Ltd. (Interactive Media & Services)	2,617
		3,199
	Denmark — 2.22%
77	A.P. Moller - Maersk A/S, Class - B (Marine)	221
6,597	Ambu A/S, Class - B (Health Care Equipment & Supplies)	254
865	Carlsberg A/S, Class - B (Beverages)	161
3,958	Christian Hansen Holding A/S (Chemicals)	357
4,873	Coloplast A/S, Class - B (Health Care Equipment & Supplies)	800
26,357	Danske Bank A/S (Banks)	464
4,260	Demant A/S (Health Care Equipment & Supplies)(a)	240
5,336	DSV PANALPINA A/S (Road & Rail)	1,245
10,485	Genmab A/S (Biotechnology)(a)	4,291
89,256	Novo Nordisk A/S, Class - B (Pharmaceuticals)	7,479
1,803	Orsted A/S (Electric Utilities)	253
3,832	Tryg A/S (Insurance)	94
3,797	Vestas Wind Systems A/S (Electrical Equipment)	148
		16,007
	Finland — 1.43%
5,307	Elisa Oyj (Diversified Telecommunication Services)	317
17,096	Fortum Oyj (Electric Utilities)	471
1,563	Kone Oyj, Class - B (Machinery)	127
38,567	Neste Oyj (Oil, Gas & Consumable Fuels)	2,361
231,473	Nokia Oyj (Communications Equipment)(a)	1,239
278,699	Nordea Bank Abp (Banks)	3,104
4,638	Sampo Oyj, Class - A (Insurance)	213
44,232	Stora Enso Oyj, R Shares (Paper & Forest Products)	807
38,915	UPM-Kymmene Oyj (Paper & Forest Products)	1,472

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Finland (continued)
13,770	Wartsila Oyj Abp (Machinery)	$204
		10,315
	France — 9.59%
4,298	Accor SA (Hotels, Restaurants & Leisure)(a)	160
2,427	Aeroports de Paris (Transportation Infrastructure)(a)	316
36,115	Air Liquide SA (Chemicals)	6,324
21,976	Amundi SA (Capital Markets)	1,937
69,410	AXA SA (Insurance)	1,760
1,701	BioMerieux (Health Care Equipment & Supplies)	198
71,443	BNP Paribas SA (Banks)	4,478
7,743	Bouygues SA (Construction & Engineering)	286
1,044	Capgemini SE (IT Services)	201
8,336	Carrefour SA (Food & Staples Retailing)	164
3,697	Compagnie de Saint-Gobain (Building Products)	243
1,644	Covivio (Equity Real Estate Investment Trusts)	141
124,100	Credit Agricole SA (Banks)	1,738
2,037	Danone SA (Food Products)	143
126	Dassault Aviation SA (Aerospace & Defense)	148
5,400	Dassault Systemes SE (Software)	1,309
18,756	Eiffage SA (Construction & Engineering)	1,908
13,862	Electricite de France SA (Electric Utilities)	189
70,013	Engie SA (Multi-Utilities)	959
18,607	EssilorLuxottica SA (Health Care Equipment & Supplies)	3,434
2,933	Eurazeo SE (Diversified Financial Services)	256
709	Faurecia SE (Auto Components)	35
6,787	Faurecia SE (Auto Components)	333
1,347	Gecina SA (Equity Real Estate Investment Trusts)	206
2,500	Hermes International (Textiles, Apparel & Luxury Goods)	3,641
2,165	ICADE (Equity Real Estate Investment Trusts)	187
7,279	JCDecaux SA (Media)(a)	202
2,878	Kering SA (Textiles, Apparel & Luxury Goods)	2,515
9,537	L’Oreal SA (Personal Products)	4,249
7,080	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	5,551
47,979	Natixism SA (Capital Markets)	228
76,479	Orange SA (Diversified Telecommunication Services)	872
1,962	Orpea (Health Care Providers & Services)(a)	249
8,063	Pernod Ricard SA (Beverages)	1,790
8,075	Publicis Groupe SA (Media)	516
7,657	Renault SA (Automobiles)(a)	309
12,283	Safran SA (Aerospace & Defense)	1,703
40,107	Sanofi (Pharmaceuticals)	4,202

Shares	Security Description	Value (000)
	France (continued)
34,976	Schneider Electric SE (Electrical Equipment)	$5,502
6,206	SCOR SE (Insurance)(a)	197
1,651	SEB SA (Household Durables)	298
112,087	Societe Generale SA (Banks)	3,304
1,544	Sodexo SA (Hotels, Restaurants & Leisure)(a)	144
2,405	Teleperformance (Professional Services)	976
4,176	Thales SA (Aerospace & Defense)	426
26,536	TotalEnergies SE (Oil, Gas & Consumable Fuels)	1,200
3,448	UbiSoft Entertainment SA (Entertainment)(a)	241
7,086	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)(a)	613
15,933	Veolia Environnement SA (Multi-Utilities)	481
5,784	Vinci SA (Construction & Engineering)	617
31,487	Vivendi SA (Entertainment)	1,058
3,828	Wendel SE (Diversified Financial Services)	515
4,125	Worldline SA (IT Services)(a)	386
		69,038
	Germany — 7.51%
3,061	adidas AG (Textiles, Apparel & Luxury Goods)	1,139
23,597	Allianz SE (Insurance)	5,884
50,260	Aroundtown SA (Real Estate Management & Development)	392
14,847	BASF SE (Chemicals)	1,170
1,793	Bayerische Motoren Werke AG (Automobiles)	190
38,284	Commerzbank AG (Banks)(a)	272
6,091	Continental AG (Auto Components)	895
2,878	Daimler AG (Automobiles)	257
4,651	Delivery Hero SE (Internet & Direct Marketing Retail)(a)	614
113,622	Deutsche Bank AG, Registered Shares (Capital Markets)(a)	1,480
23,940	Deutsche Boerse AG (Capital Markets)	4,178
22,209	Deutsche Lufthansa AG, Registered Shares (Airlines)(a)	250
88,417	Deutsche Post AG, Registered Shares (Air Freight & Logistics)	6,012
253,607	Deutsche Telekom AG (Diversified Telecommunication Services)	5,356
17,334	Deutsche Wohnen SE (Real Estate Management & Development)	1,060
77,431	E.ON SE (Multi-Utilities)	895
7,498	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)(a)	511
8,002	Fresenius Medical Care AG & Co. KGAA (Health Care Providers & Services)	664
7,179	Fresenius SE & Co. KGAA (Health Care Providers & Services)	374
6,983	GEA Group AG (Machinery)	283
1,115	Hannover Rueckversicherung SE (Insurance)	187

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
1,816	HeidelbergCement AG (Construction Materials)	$156
1,452	Henkel AG & Co. KGAA (Household Products)	134
2,422	HOCHTIEF AG (Construction & Engineering)	186
82,230	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	3,297
1,986	Knorr-Bremse AG (Machinery)	228
2,028	MTU Aero Engines AG (Aerospace & Defense)	502
2,693	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	737
2,168	Nemetschek SE (Software)	166
3,699	Puma SE (Textiles, Apparel & Luxury Goods)	441
3,385	RWE AG (Multi-Utilities)	123
42,196	SAP SE (Software)	5,945
32,127	Siemens AG, Registered Shares (Industrial Conglomerates)	5,090
16,063	Siemens Energy AG (Electric Utilities)(a)	484
5,796	Siemens Healthineers AG (Health Care Equipment & Supplies)	355
10,266	Symrise AG (Chemicals)	1,430
48,500	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	128
56,299	TUI AG (Hotels, Restaurants & Leisure)(a)	288
1,532	Volkswagen AG (Automobiles)	503
17,715	Vonovia SE (Real Estate Management & Development)	1,145
5,685	Zalando SE (Internet & Direct Marketing Retail)(a)	687
		54,088
	Hong Kong — 2.44%
483,480	AIA Group Ltd. (Insurance)	6,010
12,400	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	168
135,555	BOC Hong Kong Holdings Ltd. (Banks)	460
65,700	Budweiser Brewing Co. APAC Ltd. (Beverages)	207
334,000	China Common Rich Renewable Energy Investment Ltd. (Independent Power and Renewable Electricity Producers)(a)(b)	—
98,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	680
61,093	CLP Holdings Ltd. (Electric Utilities)	604
31,400	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	133
18,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)(a)	144

Shares	Security Description	Value (000)
	Hong Kong (continued)
77,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	$187
109,206	Hang Seng Bank Ltd. (Banks)	2,183
87,073	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	88
122,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	166
211,050	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	328
22,800	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	1,359
335,900	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,599
43,500	Kerry Properties Ltd. (Real Estate Management & Development)	143
59,500	MTR Corp. Ltd. (Road & Rail)	331
14,472	Pacific Century Premium Developments Ltd. (Real Estate Management & Development)(a)	1
121,391	PCCW Ltd. (Diversified Telecommunication Services)	64
87,200	Sands China Ltd. (Hotels, Restaurants & Leisure)(a)	367
23,756	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	354
24,000	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	163
52,000	Techtronic Industries Co. Ltd. (Household Durables)	908
59,417	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	576
413,500	WH Group Ltd. (Food Products)	372
		17,595
	Ireland (Republic of) — 0.83%
332,317	Bank of Ireland Group PLC (Banks)(a)	1,780
24,053	CRH PLC (Construction Materials)	1,212
34,489	Experian PLC (Professional Services)	1,329
1,766	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(a)	321
1,552	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(a)	281
16,821	James Hardie Industries PLC (Construction Materials)	571
3,243	Kerry Group PLC, Class - A (Food Products)	453
		5,947
	Isle of Man — 0.13%
38,227	GVC Holdings PLC (Hotels, Restaurants & Leisure)(a)	923
	Israel — 0.57%
43,244	Bank Hapoalim BM (Banks)(a)	347

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Israel (continued)
866	Nice Ltd. (Software)(a)	$212
11,379	Nice Systems Ltd., ADR (Software)(a)	2,817
40,959	Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)(a)	405
1,096	Wix.com Ltd. (IT Services)(a)	318
		4,099
	Italy — 1.80%
81,579	Assicurazioni Generali SpA (Insurance)	1,635
19,370	Atlantia SpA (Transportation Infrastructure)(a)	351
319,846	Enel SpA (Electric Utilities)	2,969
5,008	Ferrari N.V. (Automobiles)	1,033
8,190	FinecoBank Banca Fineco SpA (Banks)(a)	143
549,472	Intesa Sanpaolo SpA (Banks)	1,518
187,061	Mediobanca Banca di Credito Finanziario SpA (Banks)(a)	2,184
7,356	Moncler SpA (Textiles, Apparel & Luxury Goods)	498
23,414	Pirelli & C SpA (Auto Components)	136
10,481	Poste Italiane SpA (Insurance)	139
110,979	Snam SpA (Oil, Gas & Consumable Fuels)	641
229,225	Terna - Rete Elettrica Nazionale SpA (Electric Utilities)	1,708
		12,955
	Japan — 19.79%
2,200	Advantest Corp. (Semiconductors & Semiconductor Equipment)	198
27,400	Aeon Mall Co. Ltd. (Food & Staples Retailing)	736
6,845	AGC, Inc. (Building Products)	287
26,800	Ajinomoto Co., Inc. (Food Products)	696
15,300	Amada Co. Ltd. (Machinery)	155
17,400	Asahi Group Holdings Ltd. (Beverages)	813
48,400	Asahi Kasei Corp. (Chemicals)	532
103,600	Astellas Pharma, Inc. (Pharmaceuticals)	1,804
26,700	Bandai Namco Holdings, Inc. (Leisure Products)	1,853
15,200	Bridgestone Corp. (Auto Components)	692
38,300	Canon, Inc. (Technology Hardware, Storage & Peripherals)	866
6,700	Capcom Co. Ltd. (Entertainment)	196
12,600	Casio Computer Co. Ltd. (Household Durables)	211
11,700	Chubu Electric Power Co., Inc. (Electric Utilities)	143
363,700	Concordia Financial Group Ltd. (Banks)	1,333
900	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	132
40,000	CyberAgent, Inc. (Media)	859
13,388	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	283
15,900	Daicel Corp. (Chemicals)	131

Shares	Security Description	Value (000)
	Japan (continued)
2,900	Daifuku Co. Ltd. (Machinery)	$263
40,900	Dai-ichi Life Holdings, Inc. (Insurance)	749
34,900	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	752
15,400	Daikin Industries Ltd. (Building Products)	2,868
2,579	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	282
22,050	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	662
3,000	Denso Corp. (Auto Components)	205
4,800	Dentsu Group, Inc. (Media)	172
800	Disco Corp. (Semiconductors & Semiconductor Equipment)	245
27,900	East Japan Railway Co. (Road & Rail)	1,991
14,000	Eisai Co. Ltd. (Pharmaceuticals)	1,377
96,257	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	403
12,700	FANUC Corp. (Machinery)	3,064
2,400	Fast Retailing Co. Ltd. (Specialty Retail)	1,807
13,700	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	1,016
10,900	Fujitsu Ltd. (IT Services)	2,041
84	GLP J-REIT (Equity Real Estate Investment Trusts)	145
1,900	GMO Payment Gateway, Inc. (IT Services)	248
8,800	Hankyu Hanshin Holdings, Inc. (Road & Rail)	271
16,200	Hino Motors Ltd. (Machinery)	142
37,100	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	2,125
12,600	Hitachi Metals Ltd. (Metals & Mining)	241
75,200	Honda Motor Co. Ltd. (Automobiles)	2,403
25,800	HOYA Corp. (Health Care Equipment & Supplies)	3,421
8,800	Iida Group Holdings Co. Ltd. (Household Durables)	227
39,100	Inpex Corp. (Oil, Gas & Consumable Fuels)	292
22,100	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	154
21,000	Isuzu Motors Ltd. (Automobiles)	277
100,617	ITOCHU Corp. (Trading Companies & Distributors)	2,899
4,300	ITOCHU Techno-Solutions Corp. (IT Services)	133
8,200	Japan Exchange Group, Inc. (Capital Markets)	182
16,700	Japan Post Bank Co. Ltd. (Banks)	140
8,300	Japan Post Insurance Co. Ltd. (Insurance)	153
39	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	153
40	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	246

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
200	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	$217
15,900	Japan Tobacco, Inc. (Tobacco)	300
13,100	JGC Holdings Corp. (Construction & Engineering)	122
5,554	JSR Corp. (Chemicals)	168
9,200	Kawasaki Heavy Industries Ltd. (Machinery)(a)	197
101,200	KDDI Corp. (Wireless Telecommunication Services)	3,157
4,000	Keio Corp. (Road & Rail)	235
5,600	Keisei Electric Railway Co. Ltd. (Road & Rail)	179
7,000	Keyence Corp. (Electronic Equipment, Instruments & Components)	3,533
46,300	Kirin Holdings Co. Ltd., Class - C (Beverages)	903
2,100	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	179
5,300	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	167
4,000	Koito Manufacturing Co. Ltd. (Auto Components)	249
15,145	Komatsu Ltd. (Machinery)	376
1,400	Kose Corp. (Personal Products)	220
39,300	Kubota Corp. (Machinery)	795
12,200	Kyocera Corp. (Electronic Equipment, Instruments & Components)	754
4,800	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	170
49,500	Kyushu Electric Power Co., Inc. (Electric Utilities)	381
6,100	Kyushu Railway Co. (Road & Rail)	138
5,900	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	1,147
3,200	Lawson, Inc. (Food & Staples Retailing)	148
18,300	M3, Inc. (Health Care Technology)	1,337
63,300	Marubeni Corp. (Trading Companies & Distributors)	551
8,100	Medipal Holdings Corp. (Health Care Providers & Services)	155
9,100	Mercari, Inc. (Internet & Direct Marketing Retail)(a)	483
11,600	MISUMI Group, Inc. (Machinery)	393
57,145	Mitsubishi Corp. (Trading Companies & Distributors)	1,558
103,000	Mitsubishi Electric Corp. (Electrical Equipment)	1,495
38,100	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	616
471,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,546
131,788	Mitsui & Co. Ltd. (Trading Companies & Distributors)	2,967

Shares	Security Description	Value (000)
	Japan (continued)
36,100	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	$836
15,800	MonotaRO Co. Ltd. (Trading Companies & Distributors)	374
4,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	121
47,200	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	3,604
5,800	Nabtesco Corp. (Machinery)	219
14,700	NEC Corp. (Technology Hardware, Storage & Peripherals)	757
20,200	Nexon Co. Ltd. (Entertainment)	450
17,000	Nidec Corp. (Electrical Equipment)	1,970
19,200	Nikon Corp. (Household Durables)	205
4,300	Nintendo Co. Ltd. (Entertainment)	2,501
35	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	218
2,800	Nippon Express Co. Ltd. (Road & Rail)	213
9,800	Nippon Paint Holdings Co. Ltd. (Chemicals)	133
82	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)	261
32,800	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	2,601
30,800	Nippon Steel Corp. (Metals & Mining)	519
36,400	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	949
77,500	Nissan Motor Co. Ltd. (Automobiles)(a)	385
7,600	Nisshin Seifun Group, Inc. (Food Products)	111
2,100	Nissin Foods Holdings Co. Ltd. (Food Products)	151
4,400	Nitori Holdings Co. Ltd. (Specialty Retail)	779
24,900	Nomura Holdings, Inc. (Capital Markets)	127
162	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	260
17,800	Nomura Research Institute Ltd. (IT Services)	589
2,700	Obic Co. Ltd. (IT Services)	503
4,300	Odakyu Electric Railway Co. Ltd. (Road & Rail)	109
46,900	Oji Paper Co. Ltd. (Paper & Forest Products)	269
44,200	Olympus Corp. (Health Care Equipment & Supplies)	879
10,400	OMRON Corp. (Electronic Equipment, Instruments & Components)	825
13,800	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	308
1,500	Oracle Corp. (Software)	115
6,000	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	855
10,800	ORIX Corp. (Diversified Financial Services)	182
4,000	OTSUKA Corp. (IT Services)	210
3,000	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	124

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
18,900	Pan Pacific International Holdings Corp. (Multiline Retail)	$392
201,500	Panasonic Corp. (Household Durables)	2,332
7,600	Park24 Co. Ltd. (Commercial Services & Supplies)(a)	138
3,200	PeptiDream, Inc. (Biotechnology)(a)	157
7,400	Pola Orbis Holdings, Inc. (Personal Products)	195
51,800	Rakuten, Inc. (Internet & Direct Marketing Retail)	585
48,200	Recruit Holdings Co. Ltd. (Professional Services)	2,374
12,400	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	139
2,700	Rinnai Corp. (Household Durables)	257
5,600	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	518
13,500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	186
5,100	SBI Holdings, Inc. (Capital Markets)	121
35,552	Sekisui House Ltd. (Household Durables)	729
25,500	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,216
12,000	SG Holdings Co. Ltd. (Air Freight & Logistics)	315
16,500	Sharp Corp. (Household Durables)	272
2,800	Shimano, Inc. (Leisure Products)	664
11,200	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,873
10,100	Shionogi & Co. Ltd. (Pharmaceuticals)	527
14,100	Shiseido Co. Ltd. (Personal Products)	1,037
6,600	Showa Denko KK (Chemicals)	196
2,100	SMC Corp. (Machinery)	1,241
62,800	SoftBank Group Corp. (Wireless Telecommunication Services)	4,396
12,800	Sompo Holdings, Inc. (Insurance)	473
35,200	Sony Corp. (Household Durables)	3,427
3,500	Square Enix Holdings Co. Ltd. (Entertainment)	174
45,486	Sumitomo Corp. (Trading Companies & Distributors)	609
26,248	Sumitomo Mitsui Financial Group, Inc. (Banks)	905
13,400	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	426
13,900	Suzuki Motor Corp. (Automobiles)	588
6,900	Sysmex Corp. (Health Care Equipment & Supplies)	820
6,300	Taiyo Nippon Sanso Corp. (Chemicals)	129
1,100	TDK Corp. (Electronic Equipment, Instruments & Components)	134
26,500	Terumo Corp. (Health Care Equipment & Supplies)	1,074
2,900	The Bank of Kyoto Ltd. (Banks)	132

Shares	Security Description	Value (000)
	Japan (continued)
22,400	The Chiba Bank Ltd. (Banks)	$135
164,500	The Shizuoka Bank Ltd. (Banks)	1,272
8,000	THK Co. Ltd. (Machinery)	239
4,500	Toho Gas Co. Ltd. (Gas Utilities)	220
9,900	Tokio Marine Holdings, Inc. (Insurance)	455
45,100	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities)(a)	134
8,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	3,809
25,700	Tokyo Fudosan Holdings Corp. (Real Estate Management & Development)	155
52,900	Toray Industries, Inc. (Chemicals)	352
14,700	Toshiba Corp. (Industrial Conglomerates)	636
3,500	Toyo Suisan Kaisha Ltd. (Food Products)	135
21,600	Toyota Industries Corp. (Auto Components)	1,869
97,000	Toyota Motor Corp. (Automobiles)	8,479
6,770	Toyota Tsusho Corp. (Trading Companies & Distributors)	320
6,727	Trend Micro, Inc. (Software)	352
1,500	Tsuruha Holdings, Inc. (Food & Staples Retailing)	174
16,700	Unicharm Corp. (Household Products)	672
113	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	163
21,200	USS Co. Ltd. (Specialty Retail)	370
4,800	Yakult Honsha Co. Ltd. (Food Products)	272
13,100	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	373
9,200	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	450
99,600	Z Holdings Corp. (Interactive Media & Services)	499
		142,503
	Jersey — 0.40%
387,007	Glencore PLC (Metals & Mining)	1,657
88,265	WPP PLC (Media)	1,189
		2,846
	Luxembourg — 0.37%
27,423	ArcelorMittal SA (Metals & Mining)	840
3,182	Eurofins Scientific SE (Life Sciences Tools & Services)(a)	364
132,297	Tenaris SA (Energy Equipment & Services)	1,442
		2,646
	Netherlands — 3.91%
58,647	ABN AMRO Group N.V. (Banks)(a)	709
425	Adyen N.V. (IT Services)(a)	1,038
73,595	AEGON N.V. (Insurance)	305
8,728	AerCap Holdings N.V. (Trading Companies & Distributors)(a)	447

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands (continued)
23,149	Airbus SE (Aerospace & Defense)(a)	$2,976
29,390	Akzo Nobel N.V. (Chemicals)	3,631
12,377	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	8,501
39,102	CNH Industrial N.V. (Machinery)	646
4,144	EXOR N.V. (Diversified Financial Services)	332
6,020	Heineken N.V. (Beverages)	729
15,662	ING Groep N.V. (Banks)	207
62,296	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	1,852
15,440	Koninklijke DSM N.V. (Chemicals)	2,881
65,979	Koninklijke KPN N.V. (Diversified Telecommunication Services)	206
2,661	Koninklijke Philips N.V. (Health Care Equipment & Supplies)	132
5,828	NN Group N.V. (Insurance)	275
18,507	Prosus N.V. (Internet & Direct Marketing Retail)	1,810
3,015	QIAGEN N.V. (Life Sciences Tools & Services)(a)	146
4,181	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	152
11,488	Wolters Kluwer N.V. (Professional Services)	1,154
		28,129
	New Zealand — 0.20%
60,589	Auckland International Airport Ltd. (Transportation Infrastructure)(a)	308
15,804	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	344
38,532	Mercury NZ Ltd. (Electric Utilities)	180
48,979	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	182
16,268	Ryman Healthcare Ltd. (Health Care Providers & Services)	149
36,835	Spark New Zealand Ltd. (Diversified Telecommunication Services)	124
31,396	The a2 Milk Co. Ltd. (Food Products)(a)	141
		1,428
	Norway — 0.61%
67,459	DNB ASA (Banks)	1,470
108,907	Equinor ASA (Oil, Gas & Consumable Fuels)	2,306
24,253	Mowi ASA (Food Products)	617
		4,393
	Papua New Guinea — 0.05%
122,619	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	350

Shares	Security Description	Value (000)
	Portugal — 0.31%
400,153	EDP - Energias de Portugal SA (Electric Utilities)	$2,121
7,412	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	135
		2,256
	Singapore — 0.83%
232,772	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	511
166,999	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts)	260
58,000	CapitaLand Ltd. (Real Estate Management & Development)	160
57,800	DBS Group Holdings Ltd. (Banks)	1,282
18,600	Oversea-Chinese Banking Corp. Ltd. (Banks)	165
58,700	Singapore Airlines Ltd. (Airlines)(a)	212
18,700	Singapore Exchange Ltd. (Capital Markets)	156
540,700	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	1,555
8,100	United Overseas Bank Ltd. (Banks)	156
457,800	Wilmar International Ltd. (Food Products)	1,532
		5,989
	South Africa — 0.00%
4,663	Thungela Resources Ltd. (Oil, Gas & Consumable Fuels)(a)	13
	South Korea — 0.33%
32,902	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	2,358
	Spain — 1.96%
10,784	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	289
2,724	Aena SME SA (Transportation Infrastructure)(a)	447
17,469	Amadeus IT Group SA (IT Services)(a)	1,229
678,386	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,204
28,433	Bankinter SA (Banks)	143
140,428	CaixaBank SA (Banks)	432
16,570	Cellnex Telecom SA (Diversified Telecommunication Services)	1,055
8,592	Enagas SA (Oil, Gas & Consumable Fuels)	198
11,451	Endesa SA (Electric Utilities)	278
7,320	Grifols SA, ADR (Biotechnology)	127
4,458	Grifols SA (Biotechnology)	121
256,848	Iberdrola SA (Electric Utilities)	3,129
41,666	Industria de Diseno Textil SA (Specialty Retail)	1,468
28,433	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)(a)	60
14,150	Naturgy Energy Group SA (Gas Utilities)	364
17,123	Red Electrica Corp. SA (Electric Utilities)	318

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Spain (continued)
17,963	Repsol SA (Oil, Gas & Consumable Fuels)	$225
		14,087
	Sweden — 2.26%
38,059	Assa Abloy AB, B Shares (Building Products)	1,147
25,498	Atlas Copco AB, A Shares (Machinery)	1,562
14,818	Atlas Copco AB, B Shares (Machinery)	779
8,564	Electrolux AB, B Shares (Household Durables)	238
23,886	Hennes & Mauritz AB, B Shares (Specialty Retail)(a)	567
15,868	Husqvarna AB (Household Durables)	211
2,999	ICA Gruppen AB (Food & Staples Retailing)	140
6,435	Kinnevik AB, Class - B (Diversified Financial Services)	258
35,660	L E Lundbergforetagen AB, Class - B (Diversified Financial Services)	2,301
6,416	Sandvik AB (Machinery)	164
61,801	Skandinaviska Enskilda Banken AB, Class - A (Banks)	799
33,960	Skanska AB, B Shares (Construction & Engineering)	901
36,959	SKF AB, B Shares (Machinery)	941
12,547	Svenska Handelsbanken AB, A Shares (Banks)	142
34,388	Swedbank AB, A Shares (Banks)	640
69,800	Swedish Match AB (Tobacco)	595
26,659	Tele2 AB, B Shares (Wireless Telecommunication Services)	363
99,088	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	1,246
95,151	Telia Co. AB (Diversified Telecommunication Services)	422
117,701	Volvo AB, B Shares (Machinery)	2,832
		16,248
	Switzerland — 8.67%
135,931	ABB Ltd., Registered Shares (Electrical Equipment)	4,613
13,310	Alcon, Inc. (Health Care Equipment & Supplies)	932
1,838	Baloise Holding AG, Registered Shares (Insurance)	287
116	Barry Callebaut AG, Registered Shares (Food Products)	270
44	Chocoladefabriken Lindt & Spruengli AG (Food Products)	438
5	Chocoladefabriken Lindt & Spruengli AG (Food Products)	524
14,421	Coca-Cola HBC AG (Beverages)	521
19,821	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	2,399

Shares	Security Description	Value (000)
	Switzerland (continued)
761	EMS-Chemie Holding AG (Chemicals)	$748
34	Givaudan SA, Registered Shares (Chemicals)	158
29,865	Idorsia Ltd. (Biotechnology)(a)	821
5,080	Kuehne & Nagel International AG, Registered Shares (Marine)	1,739
1,387	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	168
4,467	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)	3,167
8,432	Medacta Group SA (Health Care Equipment & Supplies)(a)	1,107
115,521	Nestle SA, Registered Shares (Food Products)	14,389
85,767	Novartis AG, Registered Shares (Pharmaceuticals)	7,818
441	Partners Group Holding AG (Capital Markets)	668
29,400	Roche Holding AG (Pharmaceuticals)	11,077
500	SGS SA, Registered Shares (Professional Services)	1,543
539	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies)	203
1,212	Swiss Life Holding AG (Insurance)	589
3,688	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	366
9,698	Swiss Re AG (Insurance)	875
1,212	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	692
4,283	Temenos AG, Registered Shares (Software)	688
1,098	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	377
223,386	UBS Group AG (Capital Markets)	3,420
871	Vifor Pharma AG (Pharmaceuticals)	113
4,186	Zurich Financial Services AG (Insurance)	1,680
		62,390
	United Kingdom — 11.43%
38,163	3i Group PLC (Capital Markets)	619
5,633	Admiral Group PLC (Insurance)	245
46,639	Anglo American PLC (Metals & Mining)	1,853
17,119	Ashtead Group PLC (Trading Companies & Distributors)	1,270
21,941	Associated British Foods PLC (Food Products)	672
53,176	AstraZeneca PLC (Pharmaceuticals)	6,387
31,506	Auto Trader Group PLC (Interactive Media & Services)(a)	276
27,235	Aveva Group PLC (Software)	1,397
380,982	Aviva PLC (Insurance)	2,139
121,738	BAE Systems PLC (Aerospace & Defense)	879
74,250	Barratt Developments PLC (Household Durables)	714

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
247,697	BP PLC (Oil, Gas & Consumable Fuels)	$1,079
122,235	British American Tobacco PLC (Tobacco)	4,734
48,150	British Land Co. PLC (Equity Real Estate Investment Trusts)	330
58,609	BT Group PLC (Diversified Telecommunication Services)(a)	157
12,788	Bunzl PLC (Trading Companies & Distributors)	423
44,208	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)	1,263
16,992	Carnival PLC (Hotels, Restaurants & Leisure)(a)	390
19,461	Coca-Cola Europacific Partners PLC (Beverages)	1,154
68,980	Compass Group PLC (Hotels, Restaurants & Leisure)(a)	1,452
41,002	Diageo PLC (Beverages)	1,963
8,558	Ferguson PLC (Trading Companies & Distributors)	1,190
176,859	GlaxoSmithKline PLC (Pharmaceuticals)	3,472
14,664	Halma PLC (Electronic Equipment, Instruments & Components)	546
10,082	Hargreaves Lansdown PLC (Capital Markets)	222
230,745	HSBC Holdings PLC (Banks)	1,332
98,505	Imperial Brands PLC (Tobacco)	2,121
278,038	Informa PLC (Media)(a)	1,929
6,566	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)(a)	437
6,129	Intertek Group PLC (Professional Services)	469
72,003	J Sainsbury PLC (Food & Staples Retailing)	271
118,900	Kingfisher PLC (Specialty Retail)	599
26,793	Land Securities Group PLC (Equity Real Estate Investment Trusts)	250
230,229	Legal & General Group PLC (Insurance)	820
9,354	Linde PLC (Chemicals)	2,699
56,079	M&G PLC (Diversified Financial Services)	178
98,922	Meggitt PLC (Aerospace & Defense)(a)	631
194,729	Melrose Industries PLC (Electrical Equipment)	418
18,592	Mondi PLC (Paper & Forest Products)	489
137,511	National Grid PLC (Multi-Utilities)	1,751
5,049	Next PLC (Multiline Retail)(a)	549
16,942	Pearson PLC (Media)	194
14,218	Persimmon PLC (Household Durables)	582
27,727	Prudential PLC (Insurance)	527
29,244	RecKitt Benckiser Group PLC (Household Products)	2,587
108,450	RELX PLC (Professional Services)	2,878
70,222	Rentokil Initial PLC (Commercial Services & Supplies)	481
66,751	Rio Tinto PLC (Metals & Mining)	5,492

Shares	Security Description	Value (000)
	United Kingdom (continued)
79,314	Rolls-Royce Holdings PLC (Aerospace & Defense)(a)	$109
156,719	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	3,136
141,622	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	2,740
3,268	Schroders PLC (Capital Markets)	159
41,641	Segro PLC (Equity Real Estate Investment Trusts)	630
8,382	Severn Trent PLC (Water Utilities)	290
6,933	Smith & Nephew PLC (Health Care Equipment & Supplies)	150
12,142	Smiths Group PLC (Industrial Conglomerates)	267
2,797	Spirax-Sarco Engineering PLC (Machinery)	527
44,660	SSE PLC (Electric Utilities)	927
9,471	St. James Place PLC (Capital Markets)	193
37,451	Standard Chartered PLC (Banks)	239
39,246	Standard Life Aberdeen PLC (Diversified Financial Services)	147
41,665	Stellantis N.V. (Automobiles)	818
46,006	Stellantis N.V. (Automobiles)	902
41,016	The Sage Group PLC (Software)	388
18,373	The Weir Group PLC (Machinery)(a)	470
55,598	Unilever PLC (Personal Products)	3,254
53,057	Unilever PLC (Personal Products)	3,104
10,568	United Utilities Group PLC (Water Utilities)	142
246,459	Vodafone Group PLC (Wireless Telecommunication Services)	414
7,653	Whitbread PLC (Hotels, Restaurants & Leisure)(a)	330
141,530	William Morrison Supermarkets PLC (Food & Staples Retailing)	483
		82,329
	United States — 0.05%
12,203	Bausch Health Companies, Inc. (Pharmaceuticals)(a)	358
	Total Common Stocks	690,267
	Preferred Stocks — 0.59%
	Germany — 0.59%
3,034	Henkel AG & Co. KGAA — Preferred (Household Products)	320
1,461	Sartorius AG — Preferred (Health Care Equipment & Supplies)	760
12,574	Volkswagen AG — Preferred (Automobiles)	3,149
	Total Preferred Stocks	4,229

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Right — 0.00%
	Spain — 0.00%
10,784	ACS Actividades de Construccion y Servicios SA, 7/7/21 (Construction & Engineering)(a)	$15
	Total Right	15
	Investment Company — 1.98%
14,229,120	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01%(c)	14,229
	Total Investment Company	14,229
	Purchased Options on Futures — 0.01%
	Total Purchased Options on Futures	94
	Total Investments (cost $446,247) — 98.45%	708,834
	Other assets in excess of liabilities — 1.55%	11,147
	Net Assets — 100.00%	$719,981

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	Security was valued using significant unobservable inputs as of June 30, 2021.

(c)	Annualized 7-day yield as of period-end.

As of June 30, 2021, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2021.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	159	9/17/21	$18,318	$(128)
			$18,318	$(128)
	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(128)
	Total Net Unrealized Appreciation/(Depreciation)			$(128)

^ Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	6	$1,155	$3,850.00	7/16/21	$(1)
E-Mini S&P 500 Future Option	Put	8	1,420	3,550.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	6	1,086	3,620.00	7/16/21	—
E-Mini S&P 500 Future Option	Put	8	1,456	3,640.00	7/16/21	(1)
E-Mini S&P 500 Future Option	Put	8	1,500	3,750.00	7/16/21	(1)
E-Mini S&P 500 Future Option	Put	14	2,625	3,750.00	7/30/21	(4)
E-Mini S&P 500 Future Option	Put	7	1,295	3,700.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	7	1,243	3,550.00	7/30/21	(1)
E-Mini S&P 500 Future Option	Put	7	1,337	3,820.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	7	1,341	3,830.00	7/30/21	(3)
E-Mini S&P 500 Future Option	Put	7	1,320	3,770.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	8	1,540	3,850.00	8/20/21	(7)
E-Mini S&P 500 Future Option	Put	7	1,299	3,710.00	8/20/21	(4)
E-Mini S&P 500 Future Option	Put	8	1,536	3,840.00	8/20/21	(6)
E-Mini S&P 500 Future Option	Put	14	2,604	3,720.00	8/20/21	(8)
E-Mini S&P 500 Future Option	Put	8	1,492	3,730.00	8/20/21	(5)
E-Mini S&P 500 Future Option	Put	8	1,524	3,810.00	8/20/21	(6)
E-Mini S&P 500 Future Option	Put	8	1,488	3,720.00	8/31/21	(7)
E-Mini S&P 500 Future Option	Put	16	3,160	3,950.00	8/31/21	(24)
E-Mini S&P 500 Future Option	Put	8	1,460	3,650.00	8/31/21	(6)
E-Mini S&P 500 Future Option	Put	8	1,508	3,770.00	8/31/21	(7)
E-Mini S&P 500 Future Option	Put	10	1,975	3,950.00	9/17/21	(21)
E-Mini S&P 500 Future Option	Put	6	1,155	3,850.00	9/17/21	(10)
E-Mini S&P 500 Future Option	Put	10	2,000	4,000.00	9/30/21	(29)
						$(157)

Exchanged-traded options on futures contacts purchased as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	6	$1,230	$4,100.00	7/16/21	$2
E-Mini S&P 500 Future Option	Put	7	1,418	4,050.00	7/30/21	6
E-Mini S&P 500 Future Option	Put	7	1,418	4,050.00	8/20/21	11
E-Mini S&P 500 Future Option	Put	8	1,680	4,200.00	8/31/21	27
E-Mini S&P 500 Future Option	Put	5	1,050	4,200.00	9/17/21	21
E-Mini S&P 500 Future Option	Put	5	1,063	4,250.00	9/30/21	27
						$94

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks — 73.46%
	Australia — 5.42%
11,561	Afterpay Ltd. (IT Services)(a)	$1,024
33,909	AGL Energy Ltd. (Multi-Utilities)	208
13,251	Ampol Ltd. (Oil, Gas & Consumable Fuels)	280
62,613	APA Group (Gas Utilities)	418
30,497	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	985
10,389	ASX Ltd. (Capital Markets)	605
103,636	Aurizon Holdings Ltd. (Road & Rail)	289
98,249	AusNet Services (Electric Utilities)	129
152,069	Australia & New Zealand Banking Group Ltd. (Banks)	3,210
157,582	BHP Billiton Ltd. (Metals & Mining)	5,740
112,932	BHP Group Ltd. (Metals & Mining)	3,327
26,827	BlueScope Steel Ltd. (Metals & Mining)	442
79,765	Brambles Ltd. (Commercial Services & Supplies)	684
3,610	Cochlear Ltd. (Health Care Equipment & Supplies)	681
73,042	Coles Group Ltd. (Food & Staples Retailing)	936
94,910	Commonwealth Bank of Australia (Banks)	7,108
28,386	Computershare Ltd. (IT Services)	360
19,764	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)(a)	176
24,338	CSL Ltd. (Biotechnology)	5,204
58,182	Dexus (Equity Real Estate Investment Trusts)	465
2,594	Domino’s Pizza Enterprises Ltd. (Hotels, Restaurants & Leisure)	234
67,652	Endeavour Group Ltd. (Food & Staples Retailing)(a)	319
90,371	Evolution Mining Ltd. (Metals & Mining)	305
91,579	Fortescue Metals Group Ltd. (Metals & Mining)	1,603
88,997	Goodman Group (Equity Real Estate Investment Trusts)	1,413
135,687	Insurance Australia Group Ltd. (Insurance)	525
38,658	LendLease Group (Real Estate Management & Development)(b)	332
18,365	Macquarie Group Ltd. (Capital Markets)	2,154
7,258	Magellan Financial Group Ltd. (Capital Markets)	293
146,142	Medibank Private Ltd. (Insurance)	346
208,758	Mirvac Group (Equity Real Estate Investment Trusts)	457
176,239	National Australia Bank Ltd. (Banks)	3,465
43,566	Newcrest Mining Ltd. (Metals & Mining)	826
58,321	Northern Star Resources Ltd. (Metals & Mining)	428
21,468	Orica Ltd. (Chemicals)	214
93,460	Origin Energy Ltd. (Oil, Gas & Consumable Fuels)	316
53,562	Qantas Airways Ltd. (Airlines)(a)	187

Shares	Security Description	Value (000)
	Australia (continued)
80,240	QBE Insurance Group Ltd. (Insurance)	$649
10,044	Ramsay Health Care Ltd. (Health Care Providers & Services)	474
2,796	REA Group Ltd. (Interactive Media & Services)	354
12,451	Reece Ltd. (Trading Companies & Distributors)	220
19,939	Rio Tinto Ltd. (Metals & Mining)	1,893
99,093	Santos Ltd. (Oil, Gas & Consumable Fuels)	527
278,000	Scentre Group (Equity Real Estate Investment Trusts)	571
17,748	SEEK Ltd. (Professional Services)	441
23,949	Sonic Healthcare Ltd. (Health Care Providers & Services)	690
260,011	South32 Ltd. (Metals & Mining)	571
126,527	Stockland (Equity Real Estate Investment Trusts)	442
71,092	Suncorp Group Ltd. (Insurance)	592
69,588	Sydney Airport (Transportation Infrastructure)(a)	302
117,482	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	456
220,896	Telstra Corp. Ltd. (Diversified Telecommunication Services)	623
103,369	The GPT Group (Equity Real Estate Investment Trusts)	380
146,842	Transurban Group (Transportation Infrastructure)	1,567
38,205	Treasury Wine Estates Ltd. (Beverages)	335
206,048	Vicinity Centres (Equity Real Estate Investment Trusts)(b)	239
5,716	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)^	145
60,797	Wesfarmers Ltd. (Food & Staples Retailing)	2,694
195,573	Westpac Banking Corp. (Banks)	3,785
7,602	WiseTech Global Ltd. (Software)	182
51,937	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	865
67,652	Woolworths Group Ltd. (Food & Staples Retailing)	1,934
		66,619
	Austria — 0.14%
14,825	Erste Group Bank AG (Banks)	544
7,815	OMV AG (Oil, Gas & Consumable Fuels)	444
7,855	Raiffeisen Bank International AG (Banks)(b)	178
3,613	Verbund AG (Electric Utilities)	333
6,158	Voestalpine AG (Metals & Mining)	251
		1,750
	Belgium — 0.64%
9,474	Ageas SA (Insurance)	526
40,843	Anheuser-Busch InBev N.V. (Beverages)	2,944
2,938	Colruyt SA (Food & Staples Retailing)	164
1,639	Elia Group SA/NV (Electric Utilities)^(b)	173

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Belgium (continued)
6,159	Groupe Bruxelles Lambert SA (Diversified Financial Services)	$689
13,679	KBC Group N.V. (Banks)	1,043
8,072	Proximus SADP (Diversified Telecommunication Services)	156
818	Sofina SA (Diversified Financial Services)	353
3,933	Solvay SA, Class - A (Chemicals)	500
6,709	UCB SA (Pharmaceuticals)	701
10,460	Umicore SA (Chemicals)(b)	639
		7,888
	China — 0.09%
2,144	Futu Holdings Ltd., ADR (Capital Markets)(a)	384
11,700	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	748
		1,132
	Denmark — 1.92%
171	A.P. Moller - Maersk A/S, Class - A (Marine)	475
337	A.P. Moller - Maersk A/S, Class - B (Marine)	969
8,664	Ambu A/S, Class - B (Health Care Equipment & Supplies)	333
5,677	Carlsberg A/S, Class - B (Beverages)	1,058
5,597	Christian Hansen Holding A/S (Chemicals)(b)	505
6,432	Coloplast A/S, Class - B (Health Care Equipment & Supplies)	1,056
36,602	Danske Bank A/S (Banks)	644
5,857	Demant A/S (Health Care Equipment & Supplies)(a)	330
11,135	DSV PANALPINA A/S (Road & Rail)	2,597
3,502	Genmab A/S (Biotechnology)(a)(b)	1,433
6,795	GN Store Nord A/S (Health Care Equipment & Supplies)	594
92,671	Novo Nordisk A/S, Class - B (Pharmaceuticals)	7,765
11,331	Novozymes A/S, B Shares (Chemicals)	854
10,213	Orsted A/S (Electric Utilities)(b)	1,433
5,307	Pandora A/S (Textiles, Apparel & Luxury Goods)	713
447	ROCKWOOL International A/S, B Shares (Building Products)	218
18,858	Tryg A/S (Insurance)(b)	463
53,960	Vestas Wind Systems A/S (Electrical Equipment)	2,107
		23,547
	Finland — 0.95%
7,548	Elisa Oyj (Diversified Telecommunication Services)	450
23,569	Fortum Oyj (Electric Utilities)	650
15,367	Kesko Oyj, Class - B (Food & Staples Retailing)	568
18,340	Kone Oyj, Class - B (Machinery)	1,496
22,871	Neste Oyj (Oil, Gas & Consumable Fuels)	1,400

Shares	Security Description	Value (000)
	Finland (continued)
303,646	Nokia Oyj (Communications Equipment)(a)	$1,626
174,999	Nordea Bank Abp (Banks)(b)	1,947
5,580	Orion Oyj, Class - B (Pharmaceuticals)	240
26,322	Sampo Oyj, Class - A (Insurance)	1,210
30,871	Stora Enso Oyj, R Shares (Paper & Forest Products)	563
28,892	UPM-Kymmene Oyj (Paper & Forest Products)	1,093
24,986	Wartsila Oyj Abp (Machinery)	371
		11,614
	France — 7.92%
10,054	Accor SA (Hotels, Restaurants & Leisure)(a)(b)	375
1,575	Aeroports de Paris (Transportation Infrastructure)(a)	205
25,216	Air Liquide SA (Chemicals)	4,414
14,442	Alstom SA (Machinery)(a)(b)	729
3,218	Amundi SA (Capital Markets)(b)	284
3,660	Arkema SA (Chemicals)	459
5,215	Atos SE (IT Services)	317
103,676	AXA SA (Insurance)	2,629
2,198	BioMerieux (Health Care Equipment & Supplies)	255
59,861	BNP Paribas SA (Banks)	3,752
46,827	Bollore SA (Air Freight & Logistics)	251
12,093	Bouygues SA (Construction & Engineering)	447
15,589	Bureau Veritas SA (Professional Services)(b)	493
8,705	Capgemini SE (IT Services)	1,672
33,424	Carrefour SA (Food & Staples Retailing)	657
9,109	CNP Assurances (Insurance)	155
27,386	Compagnie de Saint-Gobain (Building Products)	1,803
9,191	Compagnie Generale des Etablissements Michelin (Auto Components)	1,466
2,980	Covivio (Equity Real Estate Investment Trusts)	255
65,574	Credit Agricole SA (Banks)	918
34,460	Danone SA (Food Products)	2,426
133	Dassault Aviation SA (Aerospace & Defense)(b)	156
7,137	Dassault Systemes SE (Software)	1,730
13,515	Edenred (Commercial Services & Supplies)	770
4,675	Eiffage SA (Construction & Engineering)(b)	476
33,589	Electricite de France SA (Electric Utilities)^	459
98,663	Engie SA (Multi-Utilities)	1,352
15,248	EssilorLuxottica SA (Health Care Equipment & Supplies)^	2,814
2,086	Eurazeo SE (Diversified Financial Services)	182
6,238	Faurecia SE (Auto Components)	306
2,433	Gecina SA (Equity Real Estate Investment Trusts)(b)	373
23,349	Getlink SE (Transportation Infrastructure)	364
1,692	Hermes International (Textiles, Apparel & Luxury Goods)	2,464

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France (continued)
785	Iliad SA (Diversified Telecommunication Services)(b)	$115
2,001	Ipsen SA (Pharmaceuticals)	208
4,061	Kering SA (Textiles, Apparel & Luxury Goods)	3,548
10,440	Klepierre SA (Equity Real Estate Investment Trusts)	269
4,869	LA Francaise des Jeux SAEM (Hotels, Restaurants & Leisure)(b)	286
14,369	Legrand SA (Electrical Equipment)	1,521
13,517	L’Oreal SA (Personal Products)	6,023
14,845	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	11,640
50,196	Natixism SA (Capital Markets)	238
107,918	Orange SA (Diversified Telecommunication Services)^(b)	1,230
2,743	Orpea (Health Care Providers & Services)(a)(b)	349
11,109	Pernod Ricard SA (Beverages)	2,466
12,022	Publicis Groupe SA (Media)	769
1,208	Remy Cointreau SA (Beverages)^	249
10,200	Renault SA (Automobiles)(a)(b)	412
18,028	Safran SA (Aerospace & Defense)	2,499
60,411	Sanofi (Pharmaceuticals)	6,329
1,467	Sartorius Stedim Biotech (Life Sciences Tools & Services)	694
28,688	Schneider Electric SE (Electrical Equipment)(b)	4,513
8,414	SCOR SE (Insurance)^(a)	268
1,410	SEB SA (Household Durables)	255
43,021	Societe Generale SA (Banks)	1,268
4,695	Sodexo SA (Hotels, Restaurants & Leisure)(a)	438
18,339	Suez SA (Multi-Utilities)(a)	436
3,180	Teleperformance (Professional Services)	1,291
5,654	Thales SA (Aerospace & Defense)	577
134,399	TotalEnergies SE (Oil, Gas & Consumable Fuels)^	6,080
4,802	UbiSoft Entertainment SA (Entertainment)(a)	336
7,343	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)(a)	635
12,151	Valeo SA (Auto Components)	365
28,598	Veolia Environnement SA (Multi-Utilities)	864
28,282	Vinci SA (Construction & Engineering)	3,017
40,471	Vivendi SA (Entertainment)^	1,359
1,423	Wendel SE (Diversified Financial Services)	191
12,782	Worldline SA (IT Services)(a)(b)	1,196
		97,342
	Germany — 6.48%
10,180	adidas AG (Textiles, Apparel & Luxury Goods)	3,789
22,055	Allianz SE (Insurance)	5,499

Shares	Security Description	Value (000)
	Germany (continued)
55,794	Aroundtown SA (Real Estate Management & Development)(b)	$435
49,121	BASF SE (Chemicals)	3,869
52,531	Bayer AG, Registered Shares (Pharmaceuticals)	3,189
17,896	Bayerische Motoren Werke AG (Automobiles)	1,895
1,548	Bechtle AG (IT Services)	288
5,349	Beiersdorf AG (Personal Products)	645
8,199	Brenntag AG (Trading Companies & Distributors)	762
2,136	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	413
53,166	Commerzbank AG (Banks)(a)	377
5,837	Continental AG (Auto Components)	858
10,162	Covestro AG (Chemicals)(b)	656
45,894	Daimler AG (Automobiles)(b)	4,097
8,131	Delivery Hero SE (Internet & Direct Marketing Retail)(a)(b)	1,074
109,241	Deutsche Bank AG, Registered Shares (Capital Markets)(a)	1,423
10,189	Deutsche Boerse AG (Capital Markets)	1,778
15,967	Deutsche Lufthansa AG, Registered Shares (Airlines)^(a)	180
53,036	Deutsche Post AG, Registered Shares (Air Freight & Logistics)	3,607
178,232	Deutsche Telekom AG (Diversified Telecommunication Services)	3,764
18,493	Deutsche Wohnen SE (Real Estate Management & Development)	1,131
120,564	E.ON SE (Multi-Utilities)	1,394
11,128	Evonik Industries AG (Chemicals)	373
11,683	Fresenius Medical Care AG & Co. KGAA (Health Care Providers & Services)	970
22,639	Fresenius SE & Co. KGAA (Health Care Providers & Services)	1,181
8,141	GEA Group AG (Machinery)	330
3,200	Hannover Rueckversicherung SE (Insurance)	535
7,897	HeidelbergCement AG (Construction Materials)	677
8,710	HelloFresh SE (Internet & Direct Marketing Retail)(a)	847
5,515	Henkel AG & Co. KGAA (Household Products)	508
69,818	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)(b)	2,800
3,830	KION Group AG (Machinery)(b)	408
3,979	Knorr-Bremse AG (Machinery)	458
4,409	Lanxess AG (Chemicals)	302
3,773	LEG Immobilien AG (Real Estate Management & Development)	543
6,898	Merck KGAA (Pharmaceuticals)	1,322

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
2,817	MTU Aero Engines AG (Aerospace & Defense)	$698
7,549	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares (Insurance)	2,067
3,064	Nemetschek SE (Software)	234
5,223	Puma SE (Textiles, Apparel & Luxury Goods)	623
294	Rational AG (Machinery)	266
34,295	RWE AG (Multi-Utilities)	1,243
55,866	SAP SE (Software)	7,872
5,710	Scout24 AG (Interactive Media & Services)(a)(b)	481
40,927	Siemens AG, Registered Shares (Industrial Conglomerates)	6,484
21,327	Siemens Energy AG (Electric Utilities)(a)	643
14,645	Siemens Healthineers AG (Health Care Equipment & Supplies)(b)	897
6,827	Symrise AG (Chemicals)(b)	951
8,264	TeamViewer AG (Software)(a)(b)	311
55,254	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	146
7,461	Uniper SE (Independent Power and Renewable Electricity Producers)	275
5,973	United Internet AG (Diversified Telecommunication Services)(b)	244
1,723	Volkswagen AG (Automobiles)	565
28,689	Vonovia SE (Real Estate Management & Development)	1,854
11,302	Zalando SE (Internet & Direct Marketing Retail)(a)(b)	1,366
		79,597
	Hong Kong — 2.31%
647,118	AIA Group Ltd. (Insurance)	8,042
196,195	BOC Hong Kong Holdings Ltd. (Banks)	666
91,400	Budweiser Brewing Co. APAC Ltd. (Beverages)(b)	288
588,000	China Common Rich Renewable Energy Investment Ltd. (Independent Power and Renewable Electricity Producers)(a)(c)	—
85,600	Chow Tai Fook Jewellery Group Ltd. (Specialty Retail)	196
123,200	CK Asset Holdings Ltd. (Real Estate Management & Development)	851
145,910	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	1,136
35,000	CK Infrastructure Holdings Ltd. (Electric Utilities)	209
87,219	CLP Holdings Ltd. (Electric Utilities)	863
104,400	ESR Cayman Ltd. (Real Estate Management & Development)(a)(b)	352

Shares	Security Description	Value (000)
	Hong Kong (continued)
115,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)(a)	$921
107,720	Hang Lung Properties Ltd. (Real Estate Management & Development)	262
40,539	Hang Seng Bank Ltd. (Banks)	810
76,845	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	364
140,877	HK Electric Investments & HK Electric Investments Ltd. (Electric Utilities)	143
200,550	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)(b)	273
594,247	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	923
64,700	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	3,856
61,940	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	295
11,594	Melco Resorts & Entertainment Ltd., ADR (Hotels, Restaurants & Leisure)(a)	192
81,500	MTR Corp. Ltd. (Road & Rail)	454
81,310	New World Development Co. Ltd. (Real Estate Management & Development)	423
76,368	Power Assets Holdings Ltd. (Electric Utilities)	469
128,660	Sands China Ltd. (Hotels, Restaurants & Leisure)(a)	542
165,429	Sino Land Co. Ltd. (Real Estate Management & Development)	261
105,000	SJM Holdings Ltd. (Hotels, Restaurants & Leisure)(a)	115
69,360	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	1,034
26,430	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	179
62,000	Swire Properties Ltd. (Real Estate Management & Development)	185
73,000	Techtronic Industries Co. Ltd. (Household Durables)	1,274
69,400	The Bank of East Asia Ltd. (Banks)	129
112,236	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	1,088
508,000	WH Group Ltd. (Food Products)(b)	457
92,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	535
82,800	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)(a)	130
104,000	Xinyi Glass Holdings Ltd. (Auto Components)	424
		28,341
	Ireland (Republic of) — 0.78%
42,149	CRH PLC (Construction Materials)(b)	2,124
5,222	DCC PLC (Industrial Conglomerates)(b)	427

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Ireland (Republic of) (continued)
48,999	Experian PLC (Professional Services)	$1,888
8,874	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(a)	1,607
23,508	James Hardie Industries PLC (Construction Materials)	798
8,602	Kerry Group PLC, Class - A (Food Products)	1,201
8,164	Kingspan Group PLC (Building Products)	771
13,034	Smurfit Kappa Group PLC (Containers & Packaging)(b)	707
		9,523
	Isle of Man — 0.06%
30,923	GVC Holdings PLC (Hotels, Restaurants & Leisure)(a)	747
	Israel — 0.45%
2,521	Azrieli Group Ltd. (Real Estate Management & Development)	178
60,224	Bank Hapoalim BM (Banks)(a)	484
77,815	Bank Leumi Le (Banks)(a)	592
6,177	Check Point Software Technologies Ltd. (Software)(a)	717
2,209	CyberArk Software Ltd. (Software)(a)	288
1,406	Elbit Systems Ltd. (Aerospace & Defense)	182
37,371	ICL Group Ltd. (Chemicals)(b)	254
1	Isracard Ltd. (Consumer Finance)(a)	—
61,769	Israel Discount Bank Ltd., Class - A (Banks)(a)	294
7,482	Mizrahi Tefahot Bank Ltd. (Banks)(a)	231
3,383	Nice Ltd. (Software)(a)	827
59,477	Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)(a)	589
2,938	Wix.com Ltd. (IT Services)(a)	852
		5,488
	Italy — 1.53%
7,118	Amplifon SpA (Health Care Providers & Services)	351
59,838	Assicurazioni Generali SpA (Insurance)	1,199
27,120	Atlantia SpA (Transportation Infrastructure)(a)	491
30,820	Davide Campari-Milano N.V. (Beverages)	413
1,336	Diasorin SpA (Health Care Equipment & Supplies)	253
435,005	Enel SpA (Electric Utilities)(b)	4,040
136,629	Eni SpA (Oil, Gas & Consumable Fuels)	1,664
6,811	Ferrari N.V. (Automobiles)	1,405
32,335	FinecoBank Banca Fineco SpA (Banks)(a)	564
17,576	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)^(b)	198
882,763	Intesa Sanpaolo SpA (Banks)(b)	2,438

Shares	Security Description	Value (000)
	Italy (continued)
32,957	Mediobanca Banca di Credito Finanziario SpA (Banks)(a)	$385
10,280	Moncler SpA (Textiles, Apparel & Luxury Goods)	695
24,179	Nexi SpA (IT Services)(a)(b)	531
27,724	Poste Italiane SpA (Insurance)(b)	366
13,472	Prusmian SpA (Electrical Equipment)	483
5,549	Recordati SpA (Pharmaceuticals)	317
107,850	Snam SpA (Oil, Gas & Consumable Fuels)	623
515,526	Telecom Italia SpA (Diversified Telecommunication Services)	256
319,861	Telecom Italia SpA (Diversified Telecommunication Services)	169
74,664	Terna - Rete Elettrica Nazionale SpA (Electric Utilities)	556
114,230	Unicredit SpA (Banks)	1,348
		18,745
	Japan — 17.15%
1,800	ABC-Mart, Inc. (Specialty Retail)	103
21,200	ACOM Co. Ltd. (Consumer Finance)	92
10,600	Advantest Corp. (Semiconductors & Semiconductor Equipment)(b)	955
34,400	Aeon Mall Co. Ltd. (Food & Staples Retailing)	924
10,265	AGC, Inc. (Building Products)^	431
8,600	Aisin Seiki Co. Ltd. (Auto Components)	368
24,800	Ajinomoto Co., Inc. (Food Products)	644
9,100	ANA Holdings, Inc. (Airlines)(a)(b)	214
24,700	Asahi Group Holdings Ltd. (Beverages)(b)	1,154
11,000	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	263
66,610	Asahi Kasei Corp. (Chemicals)	732
99,890	Astellas Pharma, Inc. (Pharmaceuticals)	1,740
7,000	Azbil Corp. (Electronic Equipment, Instruments & Components)	290
10,900	Bandai Namco Holdings, Inc. (Leisure Products)	756
30,260	Bridgestone Corp. (Auto Components)^	1,377
11,800	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	236
52,747	Canon, Inc. (Technology Hardware, Storage & Peripherals)^	1,193
10,000	Capcom Co. Ltd. (Entertainment)	293
10,340	Casio Computer Co. Ltd. (Household Durables)	173
7,700	Central Japan Railway Co. (Road & Rail)	1,168
34,200	Chubu Electric Power Co., Inc. (Electric Utilities)	418
36,000	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,427
56,200	Concordia Financial Group Ltd. (Banks)	206

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
1,100	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	$161
21,600	CyberAgent, Inc. (Media)	464
12,939	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	274
5,400	Daifuku Co. Ltd. (Machinery)	491
58,500	Dai-ichi Life Holdings, Inc. (Insurance)	1,071
91,200	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	1,966
13,400	Daikin Industries Ltd. (Building Products)	2,496
3,447	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	377
30,730	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	923
105	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)(b)	310
76,700	Daiwa Securities Group, Inc. (Capital Markets)	421
22,900	Denso Corp. (Auto Components)	1,562
11,470	Dentsu Group, Inc. (Media)^	410
1,600	Disco Corp. (Semiconductors & Semiconductor Equipment)	489
16,300	East Japan Railway Co. (Road & Rail)	1,163
13,400	Eisai Co. Ltd. (Pharmaceuticals)	1,318
167,378	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	701
10,200	FANUC Corp. (Machinery)	2,460
3,100	Fast Retailing Co. Ltd. (Specialty Retail)	2,334
7,300	Fuji Electric Co. Ltd. (Electrical Equipment)	341
19,010	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	1,410
10,650	Fujitsu Ltd. (IT Services)(b)	1,994
232	GLP J-REIT (Equity Real Estate Investment Trusts)(b)	400
2,200	GMO Payment Gateway, Inc. (IT Services)	287
12,400	Hakuhodo DY Holdings, Inc. (Media)	192
7,400	Hamamatsu Photonics K.K. (Electronic Equipment, Instruments & Components)	446
12,600	Hankyu Hanshin Holdings, Inc. (Road & Rail)	389
2,300	Harmonic Drive Systems, Inc. (Machinery)	127
1,200	Hikari Tsushin, Inc. (Specialty Retail)	211
15,200	Hino Motors Ltd. (Machinery)	134
1,780	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	260
2,700	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	133
5,700	Hitachi Construction Machinery Co. Ltd. (Machinery)	174
51,880	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	2,971

Shares	Security Description	Value (000)
	Japan (continued)
11,400	Hitachi Metals Ltd. (Metals & Mining)	$218
87,354	Honda Motor Co. Ltd. (Automobiles)	2,792
2,900	Hoshizaki Corp. (Machinery)	246
20,000	HOYA Corp. (Health Care Equipment & Supplies)	2,652
16,100	Hulic Co. Ltd. (Real Estate Management & Development)	181
6,000	Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	324
10,459	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)(b)	253
7,800	Iida Group Holdings Co. Ltd. (Household Durables)	201
54,300	Inpex Corp. (Oil, Gas & Consumable Fuels)^	405
29,270	Isuzu Motors Ltd. (Automobiles)	387
2,800	ITO EN Ltd. (Beverages)	166
66,658	ITOCHU Corp. (Trading Companies & Distributors)	1,920
5,100	ITOCHU Techno-Solutions Corp. (IT Services)	158
8,500	Japan Airlines Co. Ltd. (Airlines)(a)(b)	184
27,700	Japan Exchange Group, Inc. (Capital Markets)	616
21,500	Japan Post Bank Co. Ltd. (Banks)	181
83,560	Japan Post Holdings Co. Ltd. (Insurance)(b)	685
11,900	Japan Post Insurance Co. Ltd. (Insurance)(b)	220
70	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	430
362	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	392
64,927	Japan Tobacco, Inc. (Tobacco)^	1,227
26,100	JFE Holdings, Inc. (Metals & Mining)	306
10,833	JSR Corp. (Chemicals)	328
23,800	Kajima Corp. (Construction & Engineering)	301
7,100	Kakaku.com, Inc. (Interactive Media & Services)	214
9,400	Kansai Paint Co. Ltd. (Chemicals)	240
25,800	Kao Corp. (Personal Products)	1,588
86,700	KDDI Corp. (Wireless Telecommunication Services)	2,704
5,500	Keio Corp. (Road & Rail)	323
6,900	Keisei Electric Railway Co. Ltd. (Road & Rail)	220
10,300	Keyence Corp. (Electronic Equipment, Instruments & Components)	5,200
7,700	Kikkoman Corp. (Food Products)	508
9,100	Kintetsu Group Holdings Co. Ltd. (Road & Rail)(a)	319
44,410	Kirin Holdings Co. Ltd., Class - C (Beverages)	866
2,800	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	239
7,200	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	227

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
3,510	Koei Tecmo Holdings Co., Ltd. (Entertainment)	$171
5,900	Koito Manufacturing Co. Ltd. (Auto Components)	367
46,790	Komatsu Ltd. (Machinery)	1,163
5,000	Konami Holdings Corp. (Entertainment)	300
1,800	Kose Corp. (Personal Products)	283
54,200	Kubota Corp. (Machinery)^	1,096
5,200	Kurita Water Industries Ltd. (Machinery)	250
17,420	Kyocera Corp. (Electronic Equipment, Instruments & Components)	1,077
14,300	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	507
4,000	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	777
2,626	Lawson, Inc. (Food & Staples Retailing)	122
11,900	Lion Corp. (Household Products)	202
14,145	Lixil Corp. (Building Products)	366
23,800	M3, Inc. (Health Care Technology)	1,738
11,900	Makita Corp. (Machinery)	560
87,571	Marubeni Corp. (Trading Companies & Distributors)	762
30,150	Mazda Motor Corp. (Automobiles)(a)	283
4,100	McDonald’s Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	181
9,700	Medipal Holdings Corp. (Health Care Providers & Services)	185
6,500	MEIJI Holdings Co. Ltd. (Food Products)	389
5,400	Mercari, Inc. (Internet & Direct Marketing Retail)(a)	287
19,300	MINEBEA MITSUMI, Inc. (Machinery)	511
15,100	MISUMI Group, Inc. (Machinery)	511
67,910	Mitsubishi Chemical Holdings Corp. (Chemicals)	571
70,940	Mitsubishi Corp. (Trading Companies & Distributors)	1,934
98,590	Mitsubishi Electric Corp. (Electrical Equipment)	1,431
62,300	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	1,008
8,400	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	178
16,997	Mitsubishi Heavy Industries Ltd. (Machinery)	500
653,682	Mitsubishi UFJ Financial Group, Inc. (Banks)	3,531
35,400	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	190
87,866	Mitsui & Co. Ltd. (Trading Companies & Distributors)	1,978
9,750	Mitsui Chemicals, Inc. (Chemicals)	337
49,400	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	1,144
4,700	Miura Co. Ltd. (Machinery)	204

Shares	Security Description	Value (000)
	Japan (continued)
129,452	Mizuho Financial Group, Inc. (Banks)	$1,850
13,400	MonotaRO Co. Ltd. (Trading Companies & Distributors)	317
23,600	MS&AD Insurance Group Holdings, Inc. (Insurance)	682
30,800	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	2,352
6,000	Nabtesco Corp. (Machinery)	227
13,830	NEC Corp. (Technology Hardware, Storage & Peripherals)	712
25,500	Nexon Co. Ltd. (Entertainment)	568
13,900	NGK Insulators Ltd. (Machinery)	233
4,400	NH Foods Ltd. (Food Products)	171
24,000	Nidec Corp. (Electrical Equipment)	2,782
16,600	Nihon M&A Center, Inc. (Professional Services)	431
6,000	Nintendo Co. Ltd. (Entertainment)	3,490
78	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)(b)	487
4,100	Nippon Express Co. Ltd. (Road & Rail)	312
39,000	Nippon Paint Holdings Co. Ltd. (Chemicals)	529
111	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)(b)	353
2,400	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	190
45,200	Nippon Steel Corp. (Metals & Mining)(b)	762
69,040	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,799
8,500	Nippon Yusen Kabushiki Kaisha (Marine)	431
6,600	Nissan Chemical Corp. (Chemicals)	323
123,200	Nissan Motor Co. Ltd. (Automobiles)(a)	611
10,500	Nisshin Seifun Group, Inc. (Food Products)	154
3,400	Nissin Foods Holdings Co. Ltd. (Food Products)(b)	245
4,300	Nitori Holdings Co. Ltd. (Specialty Retail)	761
8,460	Nitto Denko Corp. (Chemicals)	631
166,900	Nomura Holdings, Inc. (Capital Markets)	853
6,100	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	155
225	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	361
18,520	Nomura Research Institute Ltd. (IT Services)	613
19,000	NSK Ltd. (Machinery)	161
33,500	NTT Data Corp. (IT Services)	523
34,500	Obayashi Corp. (Construction & Engineering)	274
3,700	Obic Co. Ltd. (IT Services)	690
15,600	Odakyu Electric Railway Co. Ltd. (Road & Rail)	394
45,800	Oji Paper Co. Ltd. (Paper & Forest Products)	263
63,000	Olympus Corp. (Health Care Equipment & Supplies)	1,252

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
10,100	OMRON Corp. (Electronic Equipment, Instruments & Components)	$801
19,600	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	437
2,000	Oracle Corp. (Software)	153
10,800	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	1,539
70,300	ORIX Corp. (Diversified Financial Services)	1,186
139	ORIX JREIT, Inc. (Equity Real Estate Investment Trusts)	268
19,945	Osaka Gas Co. Ltd. (Gas Utilities)	371
5,800	OTSUKA Corp. (IT Services)	304
20,700	Otsuka Holdings Co. Ltd. (Pharmaceuticals)^	859
21,900	Pan Pacific International Holdings Corp. (Multiline Retail)	455
119,500	Panasonic Corp. (Household Durables)	1,383
5,000	PeptiDream, Inc. (Biotechnology)(a)	245
9,400	Persol Holdings Co. Ltd. (Professional Services)	186
6,100	Pigeon Corp. (Household Products)^	172
4,900	Pola Orbis Holdings, Inc. (Personal Products)	129
45,700	Rakuten, Inc. (Internet & Direct Marketing Retail)	516
72,600	Recruit Holdings Co. Ltd. (Professional Services)(b)	3,575
62,900	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)(a)(b)	680
110,985	Resona Holdings, Inc. (Banks)	427
35,600	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	400
1,900	Rinnai Corp. (Household Durables)	181
4,670	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	432
12,700	Ryohin Keikaku Co. Ltd. (Multiline Retail)	266
19,100	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	263
12,600	SBI Holdings, Inc. (Capital Markets)	298
2,800	SCSK Corp. (IT Services)	167
11,300	Secom Co. Ltd. (Commercial Services & Supplies)	859
14,869	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	262
20,200	Sekisui Chemical Co. Ltd. (Household Durables)	345
33,025	Sekisui House Ltd. (Household Durables)	677
40,730	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,942
17,000	SG Holdings Co. Ltd. (Air Freight & Logistics)	446
11,300	Sharp Corp. (Household Durables)(b)	186
Shares	Security Description	Value (000)
	Japan (continued)
12,500	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	$483
4,000	Shimano, Inc. (Leisure Products)	949
29,300	Shimizu Corp. (Construction & Engineering)	225
18,985	Shin-Etsu Chemical Co. Ltd. (Chemicals)	3,176
14,300	Shionogi & Co. Ltd. (Pharmaceuticals)	746
21,500	Shiseido Co. Ltd. (Personal Products)	1,582
3,100	SMC Corp. (Machinery)	1,832
154,854	Softbank Corp. (Wireless Telecommunication Services)	2,026
68,300	SoftBank Group Corp. (Wireless Telecommunication Services)	4,782
3,800	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	173
17,860	Sompo Holdings, Inc. (Insurance)	660
67,500	Sony Corp. (Household Durables)	6,573
4,900	Square Enix Holdings Co. Ltd. (Entertainment)	243
6,900	Stanley Electric Co. Ltd. (Auto Components)	200
32,654	Subaru Corp. (Automobiles)	644
14,000	SUMCO Corp. (Semiconductors & Semiconductor Equipment)(b)	343
79,060	Sumitomo Chemical Co. Ltd. (Chemicals)	419
64,440	Sumitomo Corp. (Trading Companies & Distributors)	863
9,500	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals)	199
40,020	Sumitomo Electric Industries Ltd. (Auto Components)	591
12,800	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	498
69,903	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,410
18,500	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	588
16,400	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	586
7,400	Suntory Beverage & Food Ltd. (Beverages)	278
20,200	Suzuki Motor Corp. (Automobiles)	855
8,900	Sysmex Corp. (Health Care Equipment & Supplies)	1,058
28,600	T&D Holdings, Inc. (Insurance)	370
10,150	Taisei Corp. (Construction & Engineering)	333
1,800	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	96
8,000	Taiyo Nippon Sanso Corp. (Chemicals)	164
83,845	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	2,807
6,900	TDK Corp. (Electronic Equipment, Instruments & Components)	838

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
34,900	Terumo Corp. (Health Care Equipment & Supplies)	$1,414
28,100	The Chiba Bank Ltd. (Banks)	169
37,410	The Kansai Electric Power Co., Inc. (Electric Utilities)	357
22,500	The Shizuoka Bank Ltd. (Banks)	174
6,400	THK Co. Ltd. (Machinery)	191
11,900	TIS, Inc. (IT Services)	304
10,100	Tobu Railway Co. Ltd. (Road & Rail)	261
5,900	Toho Co. Ltd. (Entertainment)	243
3,900	Toho Gas Co. Ltd. (Gas Utilities)	191
22,700	Tohoku Electric Power Co., Inc. (Electric Utilities)	178
33,940	Tokio Marine Holdings, Inc. (Insurance)	1,561
2,300	Tokyo Century Corp. (Diversified Financial Services)	124
76,800	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities)(a)	228
7,960	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	3,445
20,000	Tokyo Gas Co. Ltd. (Gas Utilities)	378
26,500	Tokyu Corp. (Road & Rail)	360
13,900	TOPPAN, Inc. (Commercial Services & Supplies)	223
73,600	Toray Industries, Inc. (Chemicals)	490
21,800	Toshiba Corp. (Industrial Conglomerates)	943
13,800	Tosoh Corp. (Chemicals)	238
7,500	TOTO Ltd. (Building Products)	388
4,700	Toyo Suisan Kaisha Ltd. (Food Products)	181
7,800	Toyota Industries Corp. (Auto Components)	675
113,520	Toyota Motor Corp. (Automobiles)	9,924
11,300	Toyota Tsusho Corp. (Trading Companies & Distributors)	534
7,100	Trend Micro, Inc. (Software)	372
2,000	Tsuruha Holdings, Inc. (Food & Staples Retailing)	232
22,100	Unicharm Corp. (Household Products)	889
157	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	227
11,600	USS Co. Ltd. (Specialty Retail)	202
5,000	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	163
8,900	West Japan Railway Co. (Road & Rail)	507
7,100	Yakult Honsha Co. Ltd. (Food Products)	402
38,500	Yamada Denki Co. Ltd. (Specialty Retail)	178
7,100	Yamaha Corp. (Leisure Products)	385
14,900	Yamaha Motor Co. Ltd. (Automobiles)	405

Shares	Security Description	Value (000)
	Japan (continued)
16,400	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	$467
13,100	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	640
12,100	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	181
140,800	Z Holdings Corp. (Interactive Media & Services)	706
6,500	ZOZO, Inc. (Internet & Direct Marketing Retail)(b)	221
		210,825
	Jersey — 0.26%
540,245	Glencore PLC (Metals & Mining)(b)	2,312
65,665	WPP PLC (Media)	885
		3,197
	Luxembourg — 0.18%
38,039	ArcelorMittal SA (Metals & Mining)	1,166
7,000	Eurofins Scientific SE (Life Sciences Tools & Services)(a)	800
25,058	Tenaris SA (Energy Equipment & Services)	273
		2,239
	Netherlands — 3.82%
22,447	ABN AMRO Group N.V. (Banks)(a)(b)	271
1,038	Adyen N.V. (IT Services)(a)(b)	2,536
97,388	AEGON N.V. (Insurance)	404
31,296	Airbus SE (Aerospace & Defense)(a)	4,024
10,424	Akzo Nobel N.V. (Chemicals)	1,288
2,460	Argenx SE (Biotechnology)(a)	744
2,470	ASM International N.V. (Semiconductors & Semiconductor Equipment)	811
22,602	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)(b)	15,525
54,303	CNH Industrial N.V. (Machinery)	897
5,755	EXOR N.V. (Diversified Financial Services)	461
6,114	Heineken Holding N.V., Class - A (Beverages)	616
13,924	Heineken N.V. (Beverages)	1,687
209,154	ING Groep N.V. (Banks)	2,762
4,440	JDE Peet’s N.V. (Food Products)(a)	161
9,116	Just Eat Takeaway.com N.V. (Internet & Direct Marketing Retail)(a)(b)	842
59,069	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	1,756
9,411	Koninklijke DSM N.V. (Chemicals)^	1,756
189,574	Koninklijke KPN N.V. (Diversified Telecommunication Services)	592
49,945	Koninklijke Philips N.V. (Health Care Equipment & Supplies)^	2,475
3,731	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	169
16,512	NN Group N.V. (Insurance)^	779

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands (continued)
25,906	Prosus N.V. (Internet & Direct Marketing Retail)(b)	$2,533
12,249	QIAGEN N.V. (Life Sciences Tools & Services)(a)	592
6,323	Randstad N.V. (Professional Services)	484
35,775	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	1,298
14,279	Wolters Kluwer N.V. (Professional Services)	1,434
		46,897
	New Zealand — 0.23%
70,205	Auckland International Airport Ltd. (Transportation Infrastructure)(a)	357
30,489	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	663
36,145	Mercury NZ Ltd. (Electric Utilities)	168
68,003	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	253
21,226	Ryman Healthcare Ltd. (Health Care Providers & Services)	195
97,483	Spark New Zealand Ltd. (Diversified Telecommunication Services)	327
40,673	The a2 Milk Co. Ltd. (Food Products)(a)	183
6,995	Xero Ltd. (Software)(a)	719
		2,865
	Norway — 0.47%
14,304	Adevinta ASA (Interactive Media & Services)(a)	274
50,316	DNB ASA (Banks)	1,097
53,151	Equinor ASA (Oil, Gas & Consumable Fuels)	1,124
10,613	Gjensidige Forsikring ASA (Insurance)	234
23,325	Mowi ASA (Food Products)	594
71,365	Norsk Hydro ASA (Metals & Mining)	456
39,856	Orkla ASA (Food Products)	406
3,725	Schibsted ASA, Class - A (Media)	180
5,201	Schibsted ASA, Class - B (Media)	217
38,273	Telenor ASA (Diversified Telecommunication Services)	645
9,396	Yara International ASA (Chemicals)	495
		5,722
	Papua New Guinea — 0.02%
104,712	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	299
	Poland — 0.01%
8,566	InPost SA (Air Freight & Logistics)(a)	172
	Portugal — 0.11%
147,273	EDP - Energias de Portugal SA (Electric Utilities)	780

Shares	Security Description	Value (000)
	Portugal (continued)
26,600	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)(b)	$289
13,358	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	244
		1,313
	Singapore — 0.79%
169,238	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	371
240,194	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts)	373
148,900	CapitaLand Ltd. (Real Estate Management & Development)	411
24,100	City Developments Ltd. (Real Estate Management & Development)	131
97,631	DBS Group Holdings Ltd. (Banks)	2,166
320,900	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	199
80,200	Keppel Corp. Ltd. (Industrial Conglomerates)	326
114,100	Mapletree Commercial Trust (Equity Real Estate Investment Trusts)	183
167,300	Mapletree Logistics Trust (Equity Real Estate Investment Trusts)(b)	255
179,272	Oversea-Chinese Banking Corp. Ltd. (Banks)	1,594
590	Sea Ltd., ADR (Entertainment)(a)	162
71,600	Singapore Airlines Ltd. (Airlines)(a)	258
42,700	Singapore Exchange Ltd. (Capital Markets)	355
82,800	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	238
433,240	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	738
62,800	United Overseas Bank Ltd. (Banks)	1,206
24,600	United Overseas Land Group Ltd. (Real Estate Management & Development)	134
14,600	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	209
101,900	Wilmar International Ltd. (Food Products)	341
		9,650
	Spain — 1.84%
12,819	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	343
3,929	Aena SME SA (Transportation Infrastructure)(a)(b)	644
24,327	Amadeus IT Group SA (IT Services)(a)	1,711
356,246	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,208
927,176	Banco Santander SA (Banks)(b)	3,539
235,067	CaixaBank SA (Banks)	723
26,061	Cellnex Telecom SA (Diversified Telecommunication Services)(b)	1,660

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Spain (continued)
12,343	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	$286
13,208	Enagas SA (Oil, Gas & Consumable Fuels)(b)	305
16,855	Endesa SA (Electric Utilities)	409
26,190	Ferrovial SA (Construction & Engineering)	769
15,829	Grifols SA (Biotechnology)	429
315,742	Iberdrola SA (Electric Utilities)	3,848
58,544	Industria de Diseno Textil SA (Specialty Retail)	2,062
15,667	Naturgy Energy Group SA (Gas Utilities)	403
22,970	Red Electrica Corp. SA (Electric Utilities)	426
81,670	Repsol SA (Oil, Gas & Consumable Fuels)	1,022
12,651	Siemens Gamesa Renewable Energy SA, Registered Shares (Electrical Equipment)	422
286,290	Telefonica SA (Diversified Telecommunication Services)	1,338
		22,547
	Sweden — 2.58%
16,694	Alfa Laval AB (Machinery)	590
53,953	Assa Abloy AB, B Shares (Building Products)	1,626
36,039	Atlas Copco AB, A Shares (Machinery)	2,208
21,126	Atlas Copco AB, B Shares (Machinery)	1,111
14,514	Boliden AB (Metals & Mining)	558
11,969	Electrolux AB, B Shares (Household Durables)	332
10,985	Embracer Group AB (Entertainment)(a)	297
34,971	Epiroc AB, Class - A (Machinery)	797
20,694	Epiroc AB, Class - B (Machinery)	406
12,643	Equities AB (Capital Markets)	459
32,541	Essity AB, Class - B (Household Products)	1,079
8,980	Evolution AB (Hotels, Restaurants & Leisure)(b)	1,419
5,781	Fastighets AB Balder, Class - B (Real Estate Management & Development)(a)	363
42,632	Hennes & Mauritz AB, B Shares (Specialty Retail)(a)	1,012
106,603	Hexagon AB, Class - B (Electronic Equipment, Instruments & Components)	1,580
22,176	Husqvarna AB (Household Durables)	295
5,337	ICA Gruppen AB (Food & Staples Retailing)	248
6,273	Industrivarden AB, A Shares (Diversified Financial Services)(b)	244
8,420	Industrivarden AB, C Shares (Diversified Financial Services)	308
7,856	Investment AB Latour, Class - B (Industrial Conglomerates)	258
97,860	Investor AB, Class - B (Diversified Financial Services)(a)	2,257
12,837	Kinnevik AB, Class - B (Diversified Financial Services)	514

Shares	Security Description	Value (000)
	Sweden (continued)
4,033	L E Lundbergforetagen AB, Class - B (Diversified Financial Services)	$260
10,545	Lundin Energy AB (Oil, Gas & Consumable Fuels)	373
74,296	Nibe Industrier AB, Class - B (Building Products)	782
61,053	Sandvik AB (Machinery)	1,560
16,616	Securitas AB, B Shares (Commercial Services & Supplies)	262
19,500	Sinch AB (Software)(a)	328
86,366	Skandinaviska Enskilda Banken AB, Class - A (Banks)	1,116
18,051	Skanska AB, B Shares (Construction & Engineering)	479
20,200	SKF AB, B Shares (Machinery)	514
32,151	Svenska Cellulosa AB SCA, B Shares (Paper & Forest Products)	527
82,562	Svenska Handelsbanken AB, A Shares (Banks)	932
48,057	Swedbank AB, A Shares (Banks)	894
88,110	Swedish Match AB (Tobacco)	752
26,500	Tele2 AB, B Shares (Wireless Telecommunication Services)^	361
156,684	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	1,970
139,310	Telia Co. AB (Diversified Telecommunication Services)(b)	618
76,332	Volvo AB, B Shares (Machinery)^	1,837
8,577	Volvo AB, Class - A (Machinery)^	213
		31,739
	Switzerland — 7.26%
95,582	ABB Ltd., Registered Shares (Electrical Equipment)	3,244
8,235	Adecco Group AG (Professional Services)	560
26,682	Alcon, Inc. (Health Care Equipment & Supplies)	1,869
2,460	Baloise Holding AG, Registered Shares (Insurance)	384
1,598	Banque Cantonale Vaudoise, Registered Shares (Banks)	144
185	Barry Callebaut AG, Registered Shares (Food Products)(b)	430
56	Chocoladefabriken Lindt & Spruengli AG (Food Products)	557
6	Chocoladefabriken Lindt & Spruengli AG (Food Products)	629
11,355	Clariant AG, Registered Shares (Chemicals)	226
10,606	Coca-Cola HBC AG (Beverages)	383
27,995	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	3,388

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
129,571	Credit Suisse Group AG, Registered Shares (Capital Markets)	$1,358
434	EMS-Chemie Holding AG (Chemicals)	426
1,997	Geberit AG, Registered Shares (Building Products)	1,498
495	Givaudan SA, Registered Shares (Chemicals)	2,303
28,284	Holcim Ltd., Registered Shares (Construction Materials)(b)	1,697
11,877	Julius Baer Group Ltd. (Capital Markets)	775
2,866	Kuehne & Nagel International AG, Registered Shares (Marine)	981
9,209	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	1,116
3,991	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)(b)	2,830
154,182	Nestle SA, Registered Shares (Food Products)	19,204
118,810	Novartis AG, Registered Shares (Pharmaceuticals)	10,830
1,173	Partners Group Holding AG (Capital Markets)	1,777
1,663	Roche Holding AG (Pharmaceuticals)	676
37,596	Roche Holding AG (Pharmaceuticals)	14,166
2,161	Schindler Holding AG (Machinery)	661
1,068	Schindler Holding AG, Registered Shares (Machinery)	312
332	SGS SA, Registered Shares (Professional Services)(b)	1,024
7,611	Sika AG, Registered Shares (Chemicals)(b)	2,489
2,924	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies)(b)	1,100
548	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	874
1,699	Swiss Life Holding AG (Insurance)	826
4,031	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	400
16,017	Swiss Re AG (Insurance)	1,446
1,374	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	785
3,573	Temenos AG, Registered Shares (Software)	574
2,792	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	184
1,536	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	527
196,465	UBS Group AG (Capital Markets)	3,008
2,571	Vifor Pharma AG (Pharmaceuticals)	333
8,091	Zurich Financial Services AG (Insurance)	3,247
		89,241

Shares	Security Description	Value (000)
	United Kingdom — 10.05%
51,637	3i Group PLC (Capital Markets)	$838
10,130	Admiral Group PLC (Insurance)	441
68,646	Anglo American PLC (Metals & Mining)	2,727
22,002	Antofagasta PLC (Metals & Mining)	437
23,923	Ashtead Group PLC (Trading Companies & Distributors)	1,775
18,905	Associated British Foods PLC (Food Products)	579
70,226	AstraZeneca PLC (Pharmaceuticals)(b)	8,433
53,843	Auto Trader Group PLC (Interactive Media & Services)(a)(b)	472
6,576	Aveva Group PLC (Software)	337
209,649	Aviva PLC (Insurance)	1,177
173,911	BAE Systems PLC (Aerospace & Defense)	1,256
937,048	Barclays PLC (Banks)	2,218
54,037	Barratt Developments PLC (Household Durables)	520
6,680	Berkeley Group Holdings PLC (Household Durables)	425
1,087,457	BP PLC (Oil, Gas & Consumable Fuels)	4,738
118,990	British American Tobacco PLC (Tobacco)	4,608
46,715	British Land Co. PLC (Equity Real Estate Investment Trusts)	320
476,044	BT Group PLC (Diversified Telecommunication Services)(a)	1,277
17,872	Bunzl PLC (Trading Companies & Distributors)	591
21,474	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)(b)	614
10,892	Coca-Cola Europacific Partners PLC (Beverages)	646
96,254	Compass Group PLC (Hotels, Restaurants & Leisure)(a)	2,026
7,421	Croda International PLC (Chemicals)(b)	756
125,143	Diageo PLC (Beverages)	5,991
72,964	Direct Line Insurance Group PLC (Insurance)	288
26,965	Evraz PLC (Metals & Mining)	221
12,017	Ferguson PLC (Trading Companies & Distributors)	1,670
268,957	GlaxoSmithKline PLC (Pharmaceuticals)	5,280
20,146	Halma PLC (Electronic Equipment, Instruments & Components)	750
18,761	Hargreaves Lansdown PLC (Capital Markets)	412
9,617	Hikma Pharmaceuticals PLC (Pharmaceuticals)(b)	325
1,089,677	HSBC Holdings PLC (Banks)	6,289
51,750	Imperial Brands PLC (Tobacco)	1,114
79,711	Informa PLC (Media)(a)	553
9,659	Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)(a)	643
8,564	Intertek Group PLC (Professional Services)	655
93,942	J Sainsbury PLC (Food & Staples Retailing)	353

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
26,742	JD Sports Fashion PLC (Specialty Retail)	$340
10,270	Johnson Matthey PLC (Chemicals)	437
111,974	Kingfisher PLC (Specialty Retail)	565
37,379	Land Securities Group PLC (Equity Real Estate Investment Trusts)	349
318,497	Legal & General Group PLC (Insurance)	1,135
3,786,590	Lloyds Banking Group PLC (Banks)	2,445
17,254	London Stock Exchange Group PLC (Capital Markets)(b)	1,902
137,967	M&G PLC (Diversified Financial Services)	437
257,810	Melrose Industries PLC (Electrical Equipment)	553
25,766	Mondi PLC (Paper & Forest Products)	677
189,349	National Grid PLC (Multi-Utilities)	2,411
256,710	Natwest Group PLC (Banks)(b)	721
7,055	Next PLC (Multiline Retail)(a)	767
25,914	Ocado Group PLC (Internet & Direct Marketing Retail)(a)(b)	718
40,739	Pearson PLC (Media)	468
16,924	Persimmon PLC (Household Durables)	692
31,371	Phoenix Group Holdings PLC (Insurance)	293
139,512	Prudential PLC (Insurance)	2,650
38,101	RecKitt Benckiser Group PLC (Household Products)	3,371
103,570	RELX PLC (Professional Services)	2,749
98,137	Rentokil Initial PLC (Commercial Services & Supplies)	672
60,025	Rio Tinto PLC (Metals & Mining)	4,939
444,041	Rolls-Royce Holdings PLC (Aerospace & Defense)(a)	608
220,289	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	4,408
199,373	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	3,858
6,597	Schroders PLC (Capital Markets)	321
63,891	Segro PLC (Equity Real Estate Investment Trusts)	967
12,627	Severn Trent PLC (Water Utilities)	437
47,969	Smith & Nephew PLC (Health Care Equipment & Supplies)	1,037
21,762	Smiths Group PLC (Industrial Conglomerates)	479
3,909	Spirax-Sarco Engineering PLC (Machinery)	736
56,359	SSE PLC (Electric Utilities)	1,170
28,390	St. James Place PLC (Capital Markets)	580
144,169	Standard Chartered PLC (Banks)	919
123,566	Standard Life Aberdeen PLC (Diversified Financial Services)	463
110,318	Stellantis N.V. (Automobiles)	2,165
200,609	Taylor Wimpey PLC (Household Durables)(b)	441

Shares	Security Description	Value (000)
	United Kingdom (continued)
414,921	Tesco PLC (Food & Staples Retailing)	$1,279
57,925	The Sage Group PLC (Software)	548
140,674	Unilever PLC (Personal Products)	8,231
36,185	United Utilities Group PLC (Water Utilities)	488
1,434,475	Vodafone Group PLC (Wireless Telecommunication Services)	2,407
10,696	Whitbread PLC (Hotels, Restaurants & Leisure)(a)	462
133,478	William Morrison Supermarkets PLC (Food & Staples Retailing)	455
		123,505
	Total Common Stocks	902,544
	Preferred Stocks — 0.46%
	Germany — 0.46%
2,997	Bayerische Motoren Werke Aktiengesellschaft — Preferred (Automobiles)	269
3,688	FUCHS PETROLUB SE — Preferred (Chemicals)	179
9,372	Henkel AG & Co. KGAA — Preferred (Household Products)	989
8,126	Porsche Automobil Holding SE — Preferred (Automobiles)	871
1,588	Sartorius AG — Preferred (Health Care Equipment & Supplies)	827
9,961	Volkswagen AG — Preferred (Automobiles)	2,494
	Total Preferred Stocks	5,629
	Rights — 0.01%
	Spain — 0.00%
12,819	ACS Actividades de Construccion y Servicios SA, 7/6/21 (Construction & Engineering)(a)	18
	United Kingdom — 0.01%
418,457	CC Japan Income & Growth Trust PLC, 3/1/23 (Capital Markets)(a)	35
	United States — 0.00%
5,775	Blackrock Science & Technology Trust, 7/15/21 (Capital Markets)(a)	4
46,886	The Gabelli Equity Trust, Inc., 7/15/21 (Capital Markets)(a)	5
		9
	Total Rights	62
Principal Amount (000)
	U.S. Treasury Obligations — 0.03%
$61	U.S. Treasury Bill, 0.04%, 9/9/21(d)(e)	61
263	U.S. Treasury Bill, 0.05%, 4/21/22(d)(e)	263
	Total U.S. Treasury Obligations	324

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Investment Companies — 24.54%
566,483	Aberdeen New Dawn Investment Trust PLC	$2,609
185,960	Aberforth Smaller Companies Trust PLC	3,935
875,187	Antipodes Global Investment Co. Ltd.	735
1,078,561	Apax Global Alpha, Ltd.	2,900
125,396	ASA Gold and Precious Metals, Ltd.	2,705
1,614,892	AVI Japan Opportunity Trust PLC	2,502
978,572	Baillie Gifford European Growth Trust PLC	2,052
76,291	BlackRock Health Sciences Trust II	2,206
5,775	Blackrock Science & Technology Trust	344
874,740	BMO Global Smaller Companies PLC	1,948
39,694	Calamos Long/Short Equity & Dynamic Income Trust	826
66,575	CBRE Clarion Global Real Estate Income Fund	587
2,092,289	CC Japan Income & Growth Trust PLC	4,095
579,383	Edinburgh Investment Trust PLC	4,872
622,220	European Assets Trust PLC	1,179
399,435	European Opportunities Trust PLC	4,143
13,897,000	Federated Hermes Treasury Obligations Fund, Institutional Shares, 0.01%^^(f)	13,897
708,250	Fidelity European Trust PLC	2,973
849,595	Fidelity Japan Trust PLC	2,656
102,598	First Trust Dynamic Europe Equity Income Fund	1,376
247,033	Genesis Emerging Markets Fund Ltd.	3,140
206,000	Henderson European Focus Trust PLC	4,544
146,145	Henderson EuroTrust PLC	3,032
606,368	Japan Smaller Capitalization Fund, Inc.	5,469
938,076	JPMorgan European Discovery Trust PLC	6,253
1,155,587	JPMorgan European Investment Trust PLC - Growth	5,706
839,000	JPMorgan European Investment Trust PLC - Income	1,781
205,457	JPMorgan Indian Investment Trust PLC	2,123
469,246	JPMorgan Japan Smaller Companies Investment Trust, Ordinary Shares	3,265
412,459	JPMorgan Japanese Investment Trust PLC	3,583
131,054	Morgan Stanley China A Share Fund, Inc.	2,997
204,803	Murray Income Trust PLC	2,467
435,181	Neuberger Berman MLP and Energy Income Fund, Inc.	2,176
736,687	Oakley Capital Investments Ltd.	3,709
691,324	Platinum Asia Investments Ltd.^	638
1,431,985	Polar Capital Global Financials Trust PLC^	3,337
697,057	Polar Capital Global Healthcare Trust PLC	2,593
2,531,800	Schroder Japan Growth Fund PLC	7,213
5,364,841	Schroder UK Public Private Trust PLC	2,482
117,974	Scottish Mortgage Investment Trust PLC	2,172
290,563	Standard Life UK Smaller Cos Trust PLC	2,805

Shares	Security Description	Value (000)
	Investment Companies (continued)
155,596,086	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01%(f)	$155,597
1,037,969	Strategic Equity Capital PLC	4,465
191,210	Temple Bar Investment Trust PLC	2,824
28,523	Templeton Emerging Markets Investment Trust PLC	395
46,886	The Gabelli Equity Trust, Inc.^	324
94,600	The Mexico Fund, Inc.	1,441
125,848	The New Germany Fund, Inc.	2,545
189,387	TR European Growth Trust PLC	3,890
	Total Investment Companies	301,506
	Purchased Options on Futures — 0.05%
	Total Purchased Options on Futures	559
	Total Investments (cost $957,445) — 98.55%	1,210,624
	Other assets in excess of liabilities — 1.45%	17,792
	Net Assets — 100.00%	$1,228,416

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2021. The total value of securities on loan as of June 30, 2021, was $18,656 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2021.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Security was valued using significant unobservable inputs as of June 30, 2021.

(d)	Zero Coupon Security. Effective rate shown is as of June 30, 2021.

(e)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(f)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2021

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The Institutional International Equity Portfolio	City of London Investment Management Company, Limited	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	—	73.46%	—	—	73.46%
Preferred Stocks	—	0.46%	—	—	0.46%
Rights	0.00%	0.01%	—	—	0.01%
U.S. Treasury Obligations	—	0.03%	—	—	0.03%
Investment Companies	11.13%	1.74%	11.66%	0.01%	24.54%
Purchased Options on Futures	—	—	0.05%	—	0.05%
Other Assets (Liabilities)	-0.12%	-0.62%	1.77%	0.42%	1.45%
Total Net Assets	11.01%	75.08%	13.48%	0.43%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as 0.00% round to less than 0.005%.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2021.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	1,493	9/17/21	$172,002	$(4,431)
			$172,002	$(4,431)
	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(4,431)
	Total Net Unrealized Appreciation/(Depreciation)			$(4,431)

^ Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	35	$6,335	$3,620.00	7/16/21	$(2)
E-Mini S&P 500 Future Option	Put	35	6,738	3,850.00	7/16/21	(4)
E-Mini S&P 500 Future Option	Put	32	5,680	3,550.00	7/16/21	(2)
E-Mini S&P 500 Future Option	Put	32	5,824	3,640.00	7/16/21	(2)
E-Mini S&P 500 Future Option	Put	32	6,000	3,750.00	7/16/21	(3)
E-Mini S&P 500 Future Option	Put	34	6,035	3,550.00	7/30/21	(6)
E-Mini S&P 500 Future Option	Put	68	12,750	3,750.00	7/30/21	(19)
E-Mini S&P 500 Future Option	Put	34	6,409	3,770.00	7/30/21	(10)
E-Mini S&P 500 Future Option	Put	34	6,290	3,700.00	7/30/21	(8)
E-Mini S&P 500 Future Option	Put	34	6,511	3,830.00	7/30/21	(12)
E-Mini S&P 500 Future Option	Put	34	6,494	3,820.00	7/30/21	(12)
E-Mini S&P 500 Future Option	Put	33	6,287	3,810.00	8/20/21	(24)
E-Mini S&P 500 Future Option	Put	33	6,155	3,730.00	8/20/21	(20)
E-Mini S&P 500 Future Option	Put	68	12,648	3,720.00	8/20/21	(39)
E-Mini S&P 500 Future Option	Put	34	6,307	3,710.00	8/20/21	(19)
E-Mini S&P 500 Future Option	Put	33	6,336	3,840.00	8/20/21	(27)
E-Mini S&P 500 Future Option	Put	37	7,123	3,850.00	8/20/21	(31)
E-Mini S&P 500 Future Option	Put	33	6,023	3,650.00	8/31/21	(23)
E-Mini S&P 500 Future Option	Put	66	13,035	3,950.00	8/31/21	(102)
E-Mini S&P 500 Future Option	Put	33	6,221	3,770.00	8/31/21	(31)
E-Mini S&P 500 Future Option	Put	33	6,138	3,720.00	8/31/21	(27)
E-Mini S&P 500 Future Option	Put	72	14,220	3,950.00	9/17/21	(152)
E-Mini S&P 500 Future Option	Put	35	6,738	3,850.00	9/17/21	(57)
E-Mini S&P 500 Future Option	Put	74	14,800	4,000.00	9/30/21	(217)
						$(849)

Exchanged-traded options on futures contacts purchased as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	35	$7,175	$4,100.00	7/16/21	$14
E-Mini S&P 500 Future Option	Put	34	6,885	4,050.00	7/30/21	29
E-Mini S&P 500 Future Option	Put	34	6,885	4,050.00	8/20/21	54
E-Mini S&P 500 Future Option	Put	33	6,930	4,200.00	8/31/21	110
E-Mini S&P 500 Future Option	Put	36	7,560	4,200.00	9/17/21	148
E-Mini S&P 500 Future Option	Put	37	7,863	4,250.00	9/30/21	204
						$559

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks — 83.55%
	Bermuda — 0.11%
286,000	Alibaba Health Information Technology Ltd. (Health Care Technology)(a)(b)	$634
1,039,733	Beijing Enterprises Water Group Ltd. (Water Utilities)(b)	394
		1,028
	Brazil — 3.92%
411,100	Ambev SA (Beverages)	1,411
39,400	B2W CIA Digital (Internet & Direct Marketing Retail)(a)	525
1,129,818	B3 SA - Brasil Bolsa Balcao (Capital Markets)	3,821
623,136	Banco Bradesco SA (Banks)	2,739
120,800	Banco do Brasil SA (Banks)	780
161,250	BB Seguridade Participacoes SA (Insurance)	749
71,700	BRF SA (Food Products)(a)	394
69,300	Centrais Electricas Brasileiras SA (Electric Utilities)	602
98,100	Companhia Siderurgica Nacional SA (CSN) (Metals & Mining)	868
400,700	Itau Unibanco Holding SA (Banks)	2,401
133,700	JBS SA (Food Products)	782
107,100	Klabin SA (Containers & Packaging)(a)	567
55,965	Localiza Rent A Car SA (Road & Rail)(b)	720
139,840	Lojas Renner SA (Multiline Retail)	1,244
462,500	Magazine Luiza SA (Multiline Retail)(b)	1,967
142,500	Natura & Co. Holding SA (Personal Products)(a)(b)	1,626
704,200	Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	4,289
693,956	Raia Drogasil SA (Food & Staples Retailing)	3,448
108,800	Rumo SA (Road & Rail)(a)(b)	419
41,400	Suzano SA (Paper & Forest Products)(a)	498
260,400	Tim SA (Wireless Telecommunication Services)	604
235,200	Vale SA (Metals & Mining)	5,356
289,400	WEG SA (Machinery)	1,960
		37,770
	Cayman Islands — 0.71%
14,000	AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	105
103,000	Anta Sports Products Ltd. (Textiles, Apparel & Luxury Goods)(b)	2,424
24,000	China Mengniu Dairy Co. Ltd. (Food Products)	145
480,000	Geely Automobile Holdings Ltd. (Automobiles)(b)	1,512
62,000	Kingsoft Corp. Ltd. (Software)(b)	372
190,350	New Oriental Education & Technology Group, Inc., ADR (Diversified Consumer Services)(a)	1,559

Shares	Security Description	Value (000)
	Cayman Islands (continued)
30,400	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	$768
		6,885
	Chile — 0.52%
18,008	Banco de Credito e Inversiones SA (Banks)	761
293,158	Empresas CMPC SA (Paper & Forest Products)	699
5,969,240	Enel Americas SA (Electric Utilities)	877
7,027,795	Enersis Chile SA (Electric Utilities)	405
457,504	S.A.C.I. Falabella (Multiline Retail)	2,037
5,610	Sociedad Quimica y Minera de Chile SA (Chemicals)	264
		5,043
	China — 26.86%
133,365	360 Security Technology, Inc., Class - A (Software)(a)	252
1,200	51Job, Inc., ADR (Professional Services)(a)	93
2,150,000	Agricultural Bank of China Ltd., H Shares (Banks)	748
118,000	Air China Ltd. (Airlines)(a)	87
75,400	Air China Ltd. (Airlines)	91
177,246	Alibaba Group Holding Ltd., ADR (Internet & Direct Marketing Retail)(a)	40,195
314,000	Aluminum Corp of China Ltd., H Shares (Metals & Mining)(a)	187
7,930	Autobio Diagnostics Co. Ltd., Class - A (Health Care Equipment & Supplies)	93
5,814	Autohome, Inc., ADR (Interactive Media & Services)	372
136,640	Avic Shenyang Aircraft Co. Ltd. (Aerospace & Defense)	1,275
27,023	Baidu, Inc., ADR (Interactive Media & Services)(a)	5,510
6,902,100	Bank of China Ltd., H Shares (Banks)	2,480
1,399,000	Bank of Communications Co. Ltd., H Shares (Banks)	941
3,400	Baozun, Inc., ADR (Internet & Direct Marketing Retail)(a)	120
4,000	BeiGene Ltd., ADR (Biotechnology)(a)	1,373
281,350	Beijing Dabeinong Technology Group Co. Ltd., Class - A (Food Products)	296
172,760	Beijing Shiji Information Technology Co. Ltd. (Software)	629
27,600	Beijing Tiantan Biological Products Corp. Ltd. (Biotechnology)	146
9,449	Bilibili, Inc., ADR (Entertainment)(a)	1,151
122,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	115
92,553	BYD Co. Ltd. (Automobiles)	3,595
19,000	BYD Co. Ltd., H Shares (Automobiles)(b)	568

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
115,500	BYD Electronic International Co. Ltd. (Communications Equipment)	$759
4,000	CanSino Biologics, Inc., Class - H (Pharmaceuticals)(a)(b)	213
68,000	China Aoyuan Group Ltd. (Real Estate Management & Development)	57
432,000	China Cinda Asset Management Co. Ltd., H Shares (Capital Markets)(b)	82
134,900	China Communications Services Corp. Ltd., H Shares (Diversified Telecommunication Services)	67
545,000	China Conch Venture Holdings Ltd. (Machinery)	2,295
9,982,350	China Construction Bank Corp., H Shares (Banks)	7,856
96,000	China COSCO Shipping Holdings Co. Ltd., H Shares (Marine)(a)	242
1,641,000	China Everbright Bank Co. Ltd., H Shares (Banks)(a)	670
38,000	China Evergrande Group (Real Estate Management & Development)^	50
110,000	China Feihe Ltd. (Food Products)	237
174,000	China Galaxy Securities Co. Ltd., H Shares (Capital Markets)	104
607,000	China Huarong Asset Management Co. Ltd., H (Capital Markets)(b)	80
50,800	China International Capital Corp. Ltd. (Capital Markets)(b)	137
7,500	China International Travel Service Corp. Ltd. (Hotels, Restaurants & Leisure)	348
864,000	China Life Insurance Co. Ltd., H Shares (Insurance)	1,714
22,400	China Literature Ltd. (Media)(a)(b)	249
217,000	China Longyuan Power Group Corp. Ltd., H Shares (Independent Power and Renewable Electricity Producers)	374
27,000	China Merchants Bank Co. Ltd. (Banks)	226
468,000	China Merchants Bank Co. Ltd., H Shares (Banks)	3,993
285,000	China Molybdenum Co. Ltd. (Metals & Mining)	169
102,000	China National Building Material Co. Ltd., H Shares (Construction Materials)(b)	120
20,450	China Northern Rare Earth Group High-Tech Co. Ltd. (Metals & Mining)	66
805,400	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	408
748,000	China Resources Cement Holdings Ltd. (Construction Materials)(b)	711

Shares	Security Description	Value (000)
	China (continued)
822,183	China Resources Land Ltd. (Real Estate Management & Development)	$3,330
902,143	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	1,232
697,500	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	1,367
162,000	China Southern Airlines Co. Ltd., H Shares (Airlines)(a)	101
1,652,000	China Tower Corp. Ltd. (Diversified Telecommunication Services)(b)	228
38,000	China Transinfo Technology Co. Ltd. (IT Services)	98
304,900	China Vanke Co. Ltd., H Shares (Real Estate Management & Development)(b)	954
12,400	Chongqing Brewery Co. Ltd. (Beverages)(a)	380
485,000	Chongqing Rural Commercial Bank Co. Ltd., H Shares (Banks)	192
13,500	Chongqing Zhifei Biological Products Co. Ltd. (Biotechnology)	390
192,000	CIFI Holdings Group Co. Ltd. (Real Estate Management & Development)	150
29,100	CITIC Securities Co. Ltd. (Capital Markets)	112
48,500	CITIC Securities Co. Ltd., H Shares (Capital Markets)	122
6,700	Contemporary Amperex Technology Co. Ltd., Class - A (Electrical Equipment)(a)	555
371,100	COSCO Shipping Holdings Co. Ltd. (Marine)(a)	1,754
786,000	Country Garden Holdings Co. (Real Estate Management & Development)(b)	881
130,678	Country Garden Services Holdings Co. Ltd., Series S (Commercial Services & Supplies)	1,412
28,500	CSC Financial Co. Ltd. (Capital Markets)(a)	139
121,600	DA An Gene Co., Ltd. of Sun Yat-Sen University, Class - A (Biotechnology)	400
4,307	Daqo New Energy Corp., ADR (Semiconductors & Semiconductor Equipment)(a)	280
73,400	Dongfang Electric Corp. Ltd. (Electrical Equipment)	125
65,088	East Money Information Co. Ltd. (Capital Markets)	330
117,200	ENN Energy Holdings Ltd. (Gas Utilities)	2,231
30,223	Eve Energy Co. Ltd. (Electrical Equipment)	486
85,400	Fangda Carbon New Material Co. Ltd. (Electrical Equipment)	98

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
133,400	Focus Media Information Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	$194
62,337	Foshan Haitian Flavouring & Food Co. Ltd. (Food Products)	1,244
6,300	Fu Jian Anjoy Foods Co., Ltd., Class - A (Food Products)(a)	248
25,400	Fujian Sunner Development Co. Ltd. (Food Products)	94
11,610	GDS Holdings Ltd., ADR (IT Services)(a)	911
78,000	Genscript Biotech Corp. (Life Sciences Tools & Services)(a)(b)	341
85,000	GF Securities Co. Ltd., Class - H (Capital Markets)	110
164,500	Great Wall Motor Co. Ltd., H Shares (Automobiles)	532
4,077	GSX Techedu, Inc., ADR (Diversified Consumer Services)^(a)	60
598,000	Guangzhou Automobile Group Co. Ltd., H Shares (Automobiles)	537
21,000	Haidilao International Holding Ltd. (Hotels, Restaurants & Leisure)(b)	111
104,200	Haier Smart Home Co. Ltd., Class - H (Household Durables)(a)	364
45,900	Haitong Securities Co. Ltd. (Capital Markets)	82
88,400	Haitong Securities Co. Ltd., H Shares (Capital Markets)	77
16,600	Hefei Meiya Optoelectronic Technology, Inc. (Machinery)	143
45,000	Hengli Petrochemical Co. Ltd. (Chemicals)	183
276,000	HengTen Networks Group, Ltd. (Internet & Direct Marketing Retail)^(a)	221
6,800	Hithink Royalflush Information Network Co. Ltd. (Capital Markets)	119
54,000	Hua Hong Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)(a)(b)	298
25,200	Huadong Medicine Co. Ltd. (Health Care Providers & Services)	179
59,000	Huatai Securities Co. Ltd., Class - H (Capital Markets)(b)	87
2,500	Huazhu Group Ltd., ADR (Hotels, Restaurants & Leisure)(a)	132
4,100	Huya, Inc., ADR (Entertainment)^(a)	72
100,900	Iflytek Co. Ltd. (Software)	1,055
6,486,440	Industrial & Commercial Bank of China Ltd., H Shares (Banks)	3,810

Shares	Security Description	Value (000)
	China (continued)
222,200	Inner Mongolia Baotou Steel Union Co. Ltd. (Metals & Mining)(a)	$53
79,000	Innovent Biologics, Inc. (Biotechnology)(a)	921
23,184	Inspur Electronic Information Industry Co. Ltd. (Technology Hardware, Storage & Peripherals)	101
7,700	Intco Medical Technology Co., Ltd., Class - A (Health Care Equipment & Supplies)	149
14,242	iQiyi, Inc., ADR (Entertainment)(a)	222
80,816	JD.com, Inc., ADR (Internet & Direct Marketing Retail)(a)	6,450
1,180,000	Jiangsu Expressway Co. Ltd., H Shares (Transportation Infrastructure)	1,336
131,931	Jiangsu Hengrui Medicine Co. Ltd. (Pharmaceuticals)	1,388
176,600	Jiangxi Zhengbang Technology Co. Ltd. (Food Products)	327
98,300	Jinke Properties Group Co. Ltd. (Real Estate Management & Development)	88
1,500	JOYY, Inc., ADR (Interactive Media & Services)	99
14,100	Juewei Food Co. Ltd. (Food Products)	184
376,000	Kaisa Group Holdings Ltd. (Real Estate Management & Development)	142
25,718	KE Holdings, Inc., ADR (Real Estate Management & Development)(a)	1,226
34,000	Kingboard Holdings Ltd. (Electronic Equipment, Instruments & Components)	189
277,000	Kingdee International Software Group Co. Ltd. (Software)(a)	940
12,000	Kuaishou Technology (Media)(a)	301
3,100	Kweichow Moutai Co. Ltd. (Beverages)	987
139,000	Lee & Man Paper Manufacturing Ltd. (Paper & Forest Products)	106
46,500	Lens Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	212
35,612	LI Auto, Inc., ADR (Automobiles)(a)	1,244
278,500	LI Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)(b)	3,400
108,631	LONGi Green Energy Technology Co. Ltd., Class - A (Semiconductors & Semiconductor Equipment)	1,494
131,819	Luxshare Precision Industry Co. Ltd. (Electrical Equipment)(a)	938
218,160	Meinian Onehealth Healthcare Holdings Co. Ltd. (Health Care Providers & Services)(a)	308
320,800	Meituan Dianping (Internet & Direct Marketing Retail)(a)(b)	13,237

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
59,000	Microport Scientific Corp. (Health Care Equipment & Supplies)	$529
12,323	Momo, Inc., ADR (Interactive Media & Services)	189
7,280	Muyuan Foodstuff Co. Ltd. (Food Products)	69
61,400	Nanji E-Commerce Co. Ltd. (Media)	93
318,085	NARI Technology Co. Ltd., Class - A (Electrical Equipment)	1,144
40,695	NetEase, Inc., ADR (Entertainment)	4,690
22,400	New China Life Insurance Co. Ltd., H Shares (Insurance)(b)	76
95,439	NIO, Inc., ADR (Automobiles)(a)	5,077
5,300	Noah Holdings Ltd., ADR (Capital Markets)(a)	250
77,290	O-FILM Tech Co. Ltd. (Electronic Equipment, Instruments & Components)	106
23,520	Ovctek China, Inc. (Health Care Equipment & Supplies)	377
111,600	Perfect World Co. Ltd., Class - A (Entertainment)	413
904,000	PetroChina Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	440
18,000	Pharmaron Beijing Co. Ltd., Class - H (Life Sciences Tools & Services)	480
30,485	Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail)(a)	3,872
1,343,539	Ping An Insurance Group Company of China Ltd. (Insurance)	13,160
345,600	Rongsheng Petro Chemical Co. Ltd., Class - A (Chemicals)	924
81,320	SDIC Capital Co. Ltd. (Capital Markets)	107
142,000	Seazen Group Ltd. (Real Estate Management & Development)	135
120,299	Shandong Buchang Pharmaceuticals Co. Ltd., Class - A (Pharmaceuticals)	419
10,300	Shandong Pharmaceutical Glass Co., Ltd., Class - A (Health Care Equipment & Supplies)(a)	54
26,900	Shandong Sinocera Functional Material Co. Ltd. (Chemicals)	203
136,100	Shanghai Electric Group Co. Ltd. (Electrical Equipment)(a)	89
921,300	Shanghai Pharmaceuticals Holding Co. Ltd., H Shares (Health Care Providers & Services)	2,012
43,600	Shanghai Zhangjiang High-Tech Park Development Co. (Real Estate Management & Development)	123

Shares	Security Description	Value (000)
	China (continued)
82,200	Shanxi Meijin Energy Co. Ltd. (Oil, Gas & Consumable Fuels)(a)	$96
41,500	Shenzhen Hepalink Pharmaceutical Group Co. Ltd. (Pharmaceuticals)	102
146,151	Shenzhen Inovance Technology Co. Ltd., Class - A (Machinery)	1,680
36,200	Shenzhen Kangtai Biological Products Co. Ltd. (Biotechnology)	835
222,500	Shimao Property Holdings Ltd. (Real Estate Management & Development)(b)	546
26,100	Sichuan Kelun Pharmaceutical Co. Ltd. (Pharmaceuticals)(a)	81
4,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	544
54,000	Sinotruk Hong Kong Ltd. (Machinery)	116
75,000	Smoore International Holdings Ltd. (Tobacco)	416
233,617	Songcheng Performance Development Co. Ltd., Class - A (Hotels, Restaurants & Leisure)	607
53,221	Spring Airlines Co. Ltd., Class - A (Airlines)	469
155,000	Sunac China Holdings Ltd. (Real Estate Management & Development)(b)	532
168,401	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	5,323
30,900	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class - A (Electronic Equipment, Instruments & Components)	100
45,497	TAL Education Group, ADR (Diversified Consumer Services)(a)	1,148
565,753	Tencent Holdings Ltd. (Interactive Media & Services)	42,553
15,400	Tencent Music Entertainment Group, ADR (Entertainment)(a)	238
207,300	The Pacific Securities Co. Ltd. (Capital Markets)(a)	109
131,880	Toly Bread Co. Ltd. (Food Products)	637
83,200	Tonghua Dongbao Pharmaceutical Co. Ltd. (Pharmaceuticals)	154
89,000	Transfar Zhilian Co. Ltd. (Chemicals)	106
27,444	Trip.com Group Ltd., ADR (Internet & Direct Marketing Retail)(a)	973
30,940	Unisplendour Corp. Ltd., Class - A (Electronic Equipment, Instruments & Components)	105
34,096	Vipshop Holdings Ltd., ADR (Internet & Direct Marketing Retail)(a)	685

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
81,675	Walvax Biotechnology Co Ltd., Class - A (Biotechnology)	$780
8,500	Weibo Corp., ADR (Interactive Media & Services)(a)	447
54,000	Weichai Power Co. Ltd. (Machinery)	120
50,500	Weichai Power Co. Ltd. (Machinery)	140
20,760	Wens Foodstuffs Group Co. Ltd. (Food Products)	46
73,780	Wuhan Guide Infrared Co. Ltd. (Electronic Equipment, Instruments & Components)	315
4,800	Wuliangye Yibin Co. Ltd., Class - A (Beverages)(a)	221
27,600	WUS Printed Circuit Kunshan Co. Ltd. (Electronic Equipment, Instruments & Components)(a)	66
22,440	WuXi AppTec Co. Ltd., Class - H (Life Sciences Tools & Services)	524
242,000	Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services)(a)(b)	4,435
969,600	Xiaomi Corp. (Technology Hardware, Storage & Peripherals)(a)(b)	3,372
51,700	Xinjiang Goldwind Science & Technology Co. Ltd. (Electrical Equipment)	97
186,000	Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	402
28,268	Xpeng, Inc., ADR (Automobiles)(a)	1,256
98,000	Yadea Group Holdings Ltd. (Automobiles)(b)	211
13,950	Yealink Network Technology Corp. Ltd. (Communications Equipment)	181
61,000	Yihai International Holdings (Food Products)	410
76,440	Yintai Gold Co. Ltd. (Metals & Mining)	113
59,576	Yonyou Network Technology Co. Ltd. (Software)	307
27,030	Yunda Holding Co. Ltd. (Air Freight & Logistics)(a)	57
4,926	Zai Lab Ltd., ADR (Biotechnology)(a)	872
17,500	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,214
13,440	Zhejiang Dingli Machinery Co. Ltd. (Machinery)(a)	122
1,094,000	Zhejiang Expressway Co. Ltd., H Shares (Transportation Infrastructure)	974
48,300	Zhejiang Longsheng Group Co. Ltd. (Chemicals)	103
61,300	Zhejiang Semir Garment Co. Ltd. (Textiles, Apparel & Luxury Goods)	113
8,200	Zhejiang Supor Co. Ltd. (Household Durables)	81
75,900	Zheshang Securities Co. Ltd. (Capital Markets)(a)	154

Shares	Security Description	Value (000)
	China (continued)
29,200	ZhongAn Online P&C Insurance Co. Ltd. (Insurance)(a)(b)	$165
15,300	Zhongji Innolight Co. Ltd. (Machinery)	91
63,500	Zhongsheng Group Holdings Ltd. (Specialty Retail)	528
189,300	Zijin Mining Group Co. Ltd., Class - A (Metals & Mining)	284
218,000	Zijin Mining Group Co. Ltd., H Shares (Metals & Mining)	293
120,400	Zoomlion Heavy Industry Science & Technology Co. Ltd., H Shares (Machinery)	126
94,300	ZTE Corp. (Communications Equipment)	485
32,600	ZTE Corp., H Shares (Communications Equipment)	102
12,800	ZTO Express Cayman, Inc., ADR (Air Freight & Logistics)	388
		258,918
	Colombia — 0.10%
1,312,007	Ecopetrol SA (Oil, Gas & Consumable Fuels)	952
	Czech Republic — 0.04%
96,212	Moneta Money Bank A/S (Banks)(a)(b)	366
	Egypt — 0.05%
146,596	Commercial International Bank Egypt SAE (Banks)(a)	488
	Greece — 0.12%
71,369	Hellenic Telecommunication Organization SA (Diversified Telecommunication Services)	1,197
	Hong Kong — 1.78%
384,865	AIA Group Ltd. (Insurance)	4,782
3,310,000	Alibaba Pictures Group Ltd. (Entertainment)(a)	460
38,000	China Education Group Holdings Ltd. (Diversified Consumer Services)(b)	85
712,182	China Everbright International Ltd. (Commercial Services & Supplies)	404
58,000	China Everbright Ltd. (Capital Markets)	68
1,546,000	China Jinmao Holdings Group Ltd. (Real Estate Management & Development)	518
432,500	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	983
36,000	China Resources Beer Holdings Co. Ltd. (Beverages)	323
112,000	China State Construction International Holdings Ltd. (Construction & Engineering)	76
38,200	China Taiping Insurance Holdings Co. Ltd. (Insurance)(b)	64
288,000	China Youzan Ltd. (Software)(a)	55
288,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)(b)	417

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hong Kong (continued)
1,172,000	Far East Horizon Ltd. (Diversified Financial Services)(b)	$1,226
67,000	Fosun International Ltd. (Industrial Conglomerates)	96
62,400	Guangzhou R&F Properties Co. Ltd., H Shares (Real Estate Management & Development)	71
179,000	Hengan International Group Co. Ltd. (Personal Products)	1,199
65,071	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	3,879
25,200	Hutchison China Meditech Ltd., ADR (Pharmaceuticals)(a)	990
88,500	Kingboard Laminates Holdings Ltd. (Electronic Equipment, Instruments & Components)(b)	199
117,000	KWG Group Holdings Ltd. (Real Estate Management & Development)	157
124,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	143
735,000	Sino Biopharmaceutiical Ltd. (Pharmaceuticals)(b)	721
209,600	Yuexiu Property Co. Ltd. (Real Estate Management & Development)	221
		17,137
	Hungary — 0.32%
10,516	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)(a)	84
28,568	OTP Bank Nyrt PLC (Banks)(a)	1,539
54,565	Richter Gedeon Nyrt (Pharmaceuticals)	1,454
		3,077
	India — 9.22%
54,236	Adani Green Energy, Ltd. (Independent Power and Renewable Electricity Producers)(a)	821
159,504	Adani Ports and Special Economic Zone Ltd. (Transportation Infrastructure)	1,510
17,227	Adani Total Gas Ltd. (Gas Utilities)	236
17,187	Adani Transmission Ltd. (Electric Utilities)(a)	245
319,100	Ambuja Cements Ltd. (Construction Materials)	1,463
7,976	Apollo Hospitals Enterprise (Health Care Providers & Services)(b)	388
34,614	Aurobindo Pharma Ltd. (Pharmaceuticals)(b)	450
49,538	Avenue Supermarts Ltd. (Food & Staples Retailing)(a)(b)	2,229
302,901	Axis Bank Ltd. (Banks)(a)	3,050
7,846	Bajaj Auto Ltd. (Automobiles)(a)	436
32,970	Bajaj Finance Ltd. (Consumer Finance)(a)(b)	2,669

Shares	Security Description	Value (000)
	India (continued)
5,884	Bajaj Finserv Ltd. (Insurance)(a)	$959
133,285	Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)(b)	839
8,842,285	Chennai Super Kings Cricket Ltd. (Entertainment)(a)(c)	—
513,160	Coal India Ltd. (Oil, Gas & Consumable Fuels)	1,013
71,589	Dr. Reddy’s Laboratories Ltd., ADR (Pharmaceuticals)	5,263
12,020	Eicher Motors Ltd. (Automobiles)(a)(b)	432
329,358	GAIL India Ltd. (Gas Utilities)	663
133,690	HCL Technologies Ltd. (IT Services)	1,769
164,832	HDFC Bank Ltd. (Banks)	3,322
36,498	Hero MotoCorp Ltd. (Automobiles)	1,425
31,793	Hindustan Unilever Ltd. (Household Products)(b)	1,057
359,764	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	11,981
624,534	ICICI Bank Ltd. (Banks)(a)	5,301
260,255	Infosys Ltd. (IT Services)	5,535
11,749	Ipca Laboratories, Ltd. (Pharmaceuticals)	320
462,455	ITC Ltd. (Tobacco)(b)	1,261
329,946	Mahindra & Mahindra Ltd. (Automobiles)	3,452
301,748	NTPC Ltd. (Independent Power and Renewable Electricity Producers)(b)	473
41,081	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	65
19,352	Pidilite Industries Ltd. (Chemicals)(a)	561
258,389	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	7,337
136,393	Rural Electrification Corp. Ltd. (Diversified Financial Services)	273
4,624	Shree Cement Ltd. (Construction Materials)(a)(b)	1,711
242,156	State Bank of India (Banks)(b)	1,366
213,304	Tata Consultancy Services Ltd. (IT Services)	9,602
38,270	Tata Motors Ltd. (Automobiles)(a)	175
159,991	Tata Steel Ltd. (Metals & Mining)	2,511
19,873	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	463
18,266	Ultra Tech Cement Ltd. (Construction Materials)	1,665
222,144	United Spirits Ltd. (Beverages)(a)	1,978
124,150	Vedanta Ltd. (Metals & Mining)	439
258,668	Wipro Ltd. (IT Services)(b)	1,899
1,074,947	Yes Bank, Ltd. (Banks)(a)(b)	196
		88,803
	Indonesia — 1.02%
345,000	Indah Kiat Pulp & Paper TBK (Paper & Forest Products)	177
1,184,400	PT Astra International Tbk (Automobiles)	404
1,153,599	PT Bank Central Asia Tbk (Banks)	2,398

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Indonesia (continued)
3,856,600	PT Bank Rakyat Indonesia Persero Tbk (Banks)	$1,048
1,875,600	PT Charoen Pokphand Indonesia Tbk (Food Products)	809
436,600	PT Indocement Tunggal Prakarsa Tbk (Construction Materials)	310
2,093,700	PT Indofood Sukses Makmur Tbk (Food Products)	892
21,281,590	PT Kalbe Farma Tbk (Pharmaceuticals)	2,056
621,400	PT Semen Gresik (Persero) Tbk (Construction Materials)	407
4,571,250	PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)(b)	993
251,300	PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	351
		9,845
	Kuwait — 0.20%
169,564	Boubyan Bank KSCP (Banks)(a)	412
160,930	Kuwait Finance House KSCP (Banks)	406
149,626	Mobile Telecommunications Co. KSCP (Wireless Telecommunication Services)	293
289,023	National Bank of Kuwait SAKP (Banks)	814
		1,925
	Luxembourg — 0.06%
2,439	Globant SA (Software)(a)	535
	Malaysia — 1.00%
241,900	AMMB Holdings Berhad (Banks)	172
1,078,600	Dialog Group Berhad (Energy Equipment & Services)	751
281,400	Hartalega Holdings Berhad (Health Care Equipment & Supplies)	498
1,093,800	IHH Healthcare Berhad (Health Care Providers & Services)	1,442
777,500	IOI Corp. Berhad (Food Products)	704
49,900	Kossan Rubber Industries (Health Care Equipment & Supplies)	39
150,692	Malayan Banking Berhad (Banks)	294
581,500	Maxis Berhad (Wireless Telecommunication Services)(b)	615
1,200,200	Press Metal Aluminum Holdings (Metals & Mining)	1,382
475,000	Public Bank Berhad (Banks)	470
1,262,600	Ql Resources Berhad (Food Products)	1,720
558,900	Sime Darby Berhad (Industrial Conglomerates)	294
533,100	Sime Darby Plantation Berhad (Food Products)	511
34,653	Supermax Corp. Bhd (Health Care Equipment & Supplies)	28

Shares	Security Description	Value (000)
	Malaysia (continued)
685,700	Top Glove Corp. Berhad (Health Care Equipment & Supplies)	$689
		9,609
	Mexico — 1.70%
2,706,700	America Movil SAB de CV (Wireless Telecommunication Services)	2,037
1,788,800	CEMEX SAB de CV (Construction Materials)(a)	1,510
138,800	Coca-Cola Femsa SAB de CV (Beverages)	735
156,300	Fibra Uno Amdinistracion SA (Equity Real Estate Investment Trusts)(b)	169
44,576	Fomento Economico Mexicano SAB de CV, ADR (Beverages)	3,766
57,155	Grupo Aeroportuario del Sureste SAB de CV, Class - B (Transportation Infrastructure)(a)	1,055
363,500	Grupo Bimbo SAB de CV, Series A (Food Products)	801
195,000	Grupo Financiero Banorte SAB de CV (Banks)	1,260
450,245	Grupo Mexico SAB de CV, Series B (Metals & Mining)	2,118
255,700	Grupo Televisa SAB de CV (Media)	732
576,600	Kimberly-Clark de Mexico SAB de CV, A Shares (Household Products)	1,023
439,825	Orbia Advance Corp SAB de CV (Chemicals)	1,151
		16,357
	Netherlands — 0.06%
8,424	Yandex NV, Class - A (Interactive Media & Services)(a)	596
	Peru — 0.29%
74,356	Compania de Minas Buenaventura SA, ADR (Metals & Mining)(a)	673
17,127	Credicorp Ltd. (Banks)(a)	2,074
700	Credicorp Ltd. (Banks)(a)	85
		2,832
	Philippines — 0.71%
1,181,140	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)(b)	1,020
1,797,673	Metropolitan Bank & Trust Co. (Banks)	1,794
17,765	PLDT, Inc. (Wireless Telecommunication Services)	471
172,042	SM Investments Corp. (Industrial Conglomerates)	3,524
		6,809
	Poland — 0.31%
84,014	Bank Pekao SA (Banks)(a)(b)	2,050
3,287	CD Projekt SA (Entertainment)	160
3,670	KGHM Polska Miedz SA (Metals & Mining)	181

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Poland (continued)
42,368	Powszechny Zaklad Ubezpieczen SA (Insurance)(a)(b)	$408
85,078	Telekomunikacja Polska SA (Diversified Telecommunication Services)(a)	150
		2,949
	Qatar — 0.42%
691,911	Industries Qatar QSC (Industrial Conglomerates)	2,518
125,342	Mesaieed Petrochemical Holding Co. (Chemicals)	65
172,497	Qatar National Bank (Banks)	851
427,550	The Commercial Bank of Qatar QSC (Banks)	619
		4,053
	Russia — 1.94%
280,855	Gazprom PJSC, ADR (Oil, Gas & Consumable Fuels)	2,141
766,150	Gazprom PJSC (Oil, Gas & Consumable Fuels)	2,949
27,710	LUKOIL (Oil, Gas & Consumable Fuels)	2,561
23,471	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)	2,174
8,073	Novatek OAO, Registered Shares, GDR (Oil, Gas & Consumable Fuels)	1,770
11,677	Polymetal International PLC (Metals & Mining)	253
854	Polyus PJSC (Metals & Mining)	165
89,489	Sberbank of Russia PJSC, ADR (Banks)	1,486
113,164	Severstal, Registered Shares, GDR (Metals & Mining)	2,433
55,190	Tatneft PJSC, Class - S (Oil, Gas & Consumable Fuels)	401
766,486	The Moscow Exchange (Capital Markets)	1,790
814,600,000	VTB Bank PJSC (Banks)	539
		18,662
	Saudi Arabia — 2.12%
63,145	Advanced Petrochemical Co. (Chemicals)	1,217
117,942	Al Rajhi Bank (Banks)	3,492
77,181	Banque Saudi Fransi (Banks)	790
16,955	Bupa Arabia For Cooperative Insurance Co. (Insurance)	562
382,830	Dar Al Arkan Real Estate Development Co. (Real Estate Management & Development)(a)	1,078
205,974	Emaar Economic City (Real Estate Management & Development)(a)	703
15,003	Etihad Etisalat Co. (Wireless Telecommunication Services)	133
105,859	National Commercial Bank (Banks)	1,626
172,781	Riyad Bank (Banks)	1,221

Shares	Security Description	Value (000)
	Saudi Arabia (continued)
46,591	Sahara International Petrochemical Co. (Chemicals)	$381
59,797	Saudi Arabian Fertilizer Co. (Chemicals)	1,904
98,341	Saudi Arabian Mining Co. (Metals & Mining)(a)	1,657
62,760	Saudi Basic Industries Corp. (Chemicals)	2,038
31,231	Saudi Industrial Investment Group (Chemicals)	291
127,544	Saudi Kayan Petrochemical Co. (Chemicals)(a)	614
48,506	Saudi Telecom Co. (Diversified Telecommunication Services)	1,702
71,146	The Saudi British Bank (Banks)(a)(b)	598
37,378	The Savola Group (Food Products)	430
		20,437
	South Africa — 3.53%
8,100	Absa Group Ltd. (Banks)(a)	77
3,694	Anglo American Platinum Ltd. (Metals & Mining)	427
59,086	AngloGold Ashanti Ltd. (Metals & Mining)	1,099
11,124	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)(a)	126
41,657	Bid Corp. Ltd. (Food & Staples Retailing)(a)	904
6,139	Bidvest Group Ltd. (Industrial Conglomerates)	82
774	Capitec Bank Holdings Ltd. (Banks)	91
163,269	Clicks Group Ltd. (Food & Staples Retailing)	2,811
234,373	Discovery Ltd. (Insurance)(a)	2,074
81,417	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	961
403,136	FirstRand Ltd. (Diversified Financial Services)	1,514
57,103	Gold Fields Ltd. (Metals & Mining)	514
399,656	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts)(b)	417
19,783	Impala Platinum Holdings Ltd. (Metals & Mining)	326
3,537	Kumba Iron Ore Ltd. (Metals & Mining)	159
8,188	Mr. Price Group Ltd. (Specialty Retail)	121
230,530	MTN Group Ltd. (Wireless Telecommunication Services)(a)	1,667
79,012	MultiChoice Group Ltd. (Media)	650
73,278	Naspers Ltd. (Media)	15,392
5,586	Nedbank Group Ltd. (Banks)(a)(b)	67
65,767	Old Mutual Ltd. (Insurance)	62
43,185	Rand Merchant Investment Holdings Ltd. (Insurance)	95
7,269	Remgro Ltd. (Diversified Financial Services)	58
16,089	Sanlam Ltd. (Insurance)(b)	69
54,300	Sasol Ltd. (Chemicals)(a)	829
9,822	Shoprite Holdings Ltd. (Food & Staples Retailing)	107
455,387	Sibanye Stillwater Ltd. (Metals & Mining)	1,904
151,097	Standard Bank Group Ltd. (Banks)	1,351

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	South Africa (continued)
22,743	Woolworths Holdings Ltd. (Multiline Retail)(a)(b)	$86
		34,040
	South Korea — 10.81%
4,208	AmorePacific Corp. (Personal Products)	942
7,158	Celltrion Healthcare Co. Ltd. (Health Care Providers & Services)(a)(b)	736
6,929	Celltrion, Inc. (Biotechnology)(a)	1,652
2,884	CJ Cheiljedang Corp. (Food Products)	1,181
3,672	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Machinery)(a)	117
10,846	Dongbu Insurance Co. Ltd. (Insurance)(b)	528
7,304	E-Mart Co. Ltd. (Food & Staples Retailing)	1,038
7,366	Fila Korea Ltd. (Textiles, Apparel & Luxury Goods)	381
1,990	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	82
25,499	Hana Financial Group, Inc. (Banks)	1,043
2,925	Hankook Tire & Technology Co. Ltd. (Auto Components)	134
95,435	Hanon Systems (Auto Components)	1,403
6,496	HLB, Inc. (Leisure Products)(a)	193
8,853	HMM Co. Ltd. (Marine)^(a)	345
5,698	Hotel Shilla Co. Ltd. (Specialty Retail)	491
23,284	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	1,206
6,702	Hyundai Mobis Co. Ltd. (Auto Components)	1,738
10,168	Hyundai Motor Co. Ltd. (Automobiles)	2,163
11,325	Industrial Bank of Korea (Banks)	106
11,917	Kakao Corp. (Interactive Media & Services)	1,725
40,398	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)(a)	965
29,280	KB Financial Group, Inc. (Banks)(b)	1,451
27,922	Kia Motors Corp. (Automobiles)	2,222
52,858	Korea Electric Power Corp. (Electric Utilities)	1,167
9,376	Korea Shipbuilding & Offshore Engineering Co. Ltd. (Machinery)(a)	1,116
28,976	KT&G Corp. (Tobacco)(b)	2,172
3,976	Kumho Petro Chemical Co. Ltd. (Chemicals)	773
2,798	LG Chem Ltd. (Chemicals)	2,112
22,464	LG Corp. (Industrial Conglomerates)	2,045
35,797	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components)^(a)	779
630	LG Household & Health Care Ltd. (Personal Products)	986
849	LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)	168
65,000	Mirae Asset Daewoo Co. Ltd. (Capital Markets)	544

Shares	Security Description	Value (000)
	South Korea (continued)
9,633	Naver Corp. (Interactive Media & Services)	$3,571
4,290	NCsoft Corp. (Entertainment)	3,123
12,376	Pan Ocean Co. Ltd. (Marine)	94
8,136	POSCO (Metals & Mining)	2,515
5,257	POSCO Chemical Co. Ltd. (Construction Materials)	672
2,201	Samsung Biologics Co. Ltd. (Life Sciences Tools & Services)(a)(b)	1,644
6,353	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	999
389,810	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	27,937
54,624	Samsung Engineering Co. Ltd. (Construction & Engineering)(a)(b)	1,159
18,487	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	3,621
3,196	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,981
2,942	Seegene, Inc. (Biotechnology)	216
1,688	Shin Poong Pharmaceutical Co., Ltd. (Pharmaceuticals)	129
134,615	Shinhan Financial Group Co. Ltd. (Banks)	4,852
174	SK Chemicals Co., Ltd. (Chemicals)	40
115,440	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	13,070
6,816	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)(a)	1,789
3,693	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	1,050
12,594	SK Telecom Co. Ltd., ADR (Wireless Telecommunication Services)	396
15,050	Woongjin Coway Co. Ltd. (Household Durables)	1,052
57,981	Woori Financial Group, Inc. (Banks)	590
		104,204
	Taiwan — 11.45%
135,485	AdvanTech Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,678
41,000	Airtac International Group (Machinery)	1,582
371,672	ASE Technology Holding Co. Ltd., Class - H (Semiconductors & Semiconductor Equipment)	1,494
462,971	Asia Cement Corp. (Construction Materials)	843
82,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	1,093
30,000	Catcher Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	196

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Taiwan (continued)
719,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	$1,207
3,764,000	China Development Financial Holding Corp. (Banks)	1,777
172,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	704
1,359,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	1,090
1,310,403	E.Sun Financial Holding Co. Ltd. (Banks)	1,237
42,000	ECLAT Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	989
133,000	Evergreen Marine Corp. Ltd. (Marine)(a)	940
454,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	1,053
482,996	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	1,281
39,000	Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,286
51,461	Hiwin Technologies Corp. (Machinery)	730
560,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	2,251
399,000	Innolux Corp. (Electronic Equipment, Instruments & Components)	297
625,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	589
28,773	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	3,201
515,554	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	1,066
229,926	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	7,939
2,369,477	Mega Financial Holding Co. Ltd. (Banks)	2,794
58,000	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)(b)	166
52,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	931
20,000	Oneness Biotech Co., Ltd. (Pharmaceuticals)(a)	167
497,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	1,227
99,620	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	141
150,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	579
1,346,654	President Enterprises Corp. (Food Products)	3,538

Shares	Security Description	Value (000)
	Taiwan (continued)
286,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	$898
268,920	Ruentex Development Co. Ltd. (Real Estate Management & Development)	546
637,900	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	1,165
879,721	Taiwan Cement Corp. (Construction Materials)	1,610
151,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	553
2,479,350	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	52,953
176,243	The Shanghai Commercial & Savings Bank Ltd. (Banks)	286
593,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,130
39,000	Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	318
42,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	565
238,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	298
1,094,155	Wistron Corp. (Technology Hardware, Storage & Peripherals)	1,217
477,400	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	876
29,000	Yageo Corp. (Electronic Equipment, Instruments & Components)(a)	578
103,000	Yang Ming Marine Transport Corp. (Marine)(a)	675
2,684,480	Yuanta Financial Holding Co. Ltd. (Capital Markets)	2,587
		110,321
	Thailand — 1.42%
183,700	Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)	980
379,300	Airports of Thailand PCL (Transportation Infrastructure)	734
28,500	Bangkok Bank Public Co. Ltd. - Foreign Registered Shares (Banks)	100
691,100	Berli Jucker PCL (Food & Staples Retailing)	749
728,100	BTS Group Holdings PCL (Road & Rail)	212
171,633	Central Retail Corp.-Local (Multiline Retail)	179
127,000	Delta Electronics Public Co. Ltd. - NVDR (Electronic Equipment, Instruments & Components)	1,382

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Thailand (continued)
45,500	Delta Electronics Thailand PCL - NVDR (Electronic Equipment, Instruments & Components)	$821
688,700	Energy Absolute PCL (Independent Power and Renewable Electricity Producers)	1,311
1,418,800	Gulf Energy Development PCL (Independent Power and Renewable Electricity Producers)	1,517
89,800	Indorama Ventures PCL - NVDR (Chemicals)	114
303,786	Kasikornbank Public Co. Ltd. (Banks)	1,119
1,724,700	Krung Thai Bank Public Co. Ltd., Registered Shares (Banks)	576
682,900	Minor International PCL (Hotels, Restaurants & Leisure)(a)	639
93,800	Muangthai Capital PCL (Consumer Finance)	168
429,142	PTT Chemical Public Co. Ltd. (Chemicals)	790
272,575	PTT Exploration & Production Public Co. Ltd. (Oil, Gas & Consumable Fuels)	995
361,600	Siam Commercial Bank Public Co. Ltd. - NVDR (Banks)	1,106
98,100	Thai Oil Public Co. Ltd. (Oil, Gas & Consumable Fuels)	167
		13,659
	Turkey — 0.32%
173,530	Aselsan Elektronik Sanayi VE Ticaret A/S (Aerospace & Defense)	294
39,242	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	280
1,879,023	Enka Insaat ve Sanayi A/S (Industrial Conglomerates)	2,016
68,200	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	141
1	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class - D (Metals & Mining)(a)	—
167,030	Turkcell Iletisim Hizmetleri A/S (Wireless Telecommunication Services)	309
		3,040
	United Arab Emirates — 0.25%
193,132	Abu Dhabi Commercial Bank PJSC (Banks)	361
488,800	Dubai Islamic Bank PJSC (Banks)	641
309,932	First Abu Dhabi Bank PJSC (Banks)	1,410
		2,412
	United Kingdom — 1.41%
315,823	Antofagasta PLC (Metals & Mining)	6,271
95,010	Mondi PLC (Paper & Forest Products)	2,503

Shares	Security Description	Value (000)
	United Kingdom (continued)
81,710	Unilever PLC (Personal Products)	$4,781
		13,555
	United States — 0.78%
823	MercadoLibre, Inc. (Internet & Direct Marketing Retail)(a)	1,282
6,800	Southern Copper Corp. (Metals & Mining)	437
87,528	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	5,799
		7,518
	Total Common Stocks	805,022
	Preferred Stocks — 0.90%
	Brazil — 0.48%
502,062	Banco Bradesco SA — Preferred (Banks)(b)	2,597
342,225	Companhia Energetica de Minas Gerais SA — Preferred (Electric Utilities)	835
24,400	Gerdau SA — Preferred (Metals & Mining)	145
42,533	Lojas Americanas SA — Preferred (Multiline Retail)(b)	185
152,900	Petroleo Brasileiro SA — Preferred (Oil, Gas & Consumable Fuels)	905
		4,667
	Chile — 0.01%
1,045	Sociedad Quimica y Minera de Chile SA — Preferred, B Shares (Chemicals)	49
	South Korea — 0.41%
1,400	Hyundai Motor Co. Ltd. — Preferred (Automobiles)	144
5,951	Hyundai Motor Co. Ltd. 2nd — Preferred (Automobiles)	608
49,604	Samsung Electronics Co. Ltd. — Preferred (Technology Hardware, Storage & Peripherals)	3,246
		3,998
	Total Preferred Stocks	8,714
Principal Amount (000)
	U.S. Treasury Obligations — 0.03%
$59	U.S. Treasury Bill, 0.07%, 5/19/22(d)(e)	59
149	U.S. Treasury Bill, 0.05%, 4/21/22(d)(e)	149
32	U.S. Treasury Bill, 0.05%, 12/2/21(d)(e)	32
94	U.S. Treasury Bill, 0.04%, 9/9/21(d)(e)	94
	Total U.S. Treasury Obligations	334

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Shares	Security Description	Value (000)
	Investment Companies — 6.78%
1,111,856	Federated Hermes Treasury Obligations Fund, Institutional Shares, 0.01%^^(f)	$1,112
64,214,896	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01%(f)	64,215
	Total Investment Companies	65,327
	Purchased Options on Futures — 0.01%
	Total Purchased Options on Futures	137
	Total Investments (cost $616,004) — 91.27%	879,534
	Other assets in excess of liabilities — 8.73%	84,139
	Net Assets — 100.00%	$963,673

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2021. The total value of securities on loan as of June 30, 2021, was $1,276 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2021.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Security was valued using significant unobservable inputs as of June 30, 2021.

(d)	Zero Coupon Security. Effective rate shown is as of June 30, 2021.

(e)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(f)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt NVDR—Non-Voting Depository Receipt

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The Emerging Markets Portfolio	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	RBC Global Asset Management (UK) Limited	XY Investments (HK) Limited	Total
Common Stocks	66.28%	—	17.27%	—	83.55%
Preferred Stocks	0.90%	—	—	—	0.90%
U.S. Treasury Obligations	0.03%	—	—	—	0.03%
Investment Companies	1.27%	5.46%	0.05%	—	6.78%
Purchased Options on Futures	—	0.01%	—	—	0.01%
Other Assets (Liabilities)	-0.03%	1.34%	-0.06%	7.48%	8.73%
Total Net Assets	68.45%	6.81%	17.26%	7.48%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2021.

Futures Contracts Purchased^^^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI Emerging Markets Index Future	1,119	9/17/21	$76,361	$(234)
			$76,361	$(234)
	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(234)
	Total Net Unrealized Appreciation/(Depreciation)			$(234)

^^^ Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	9	$1,733	$3,850.00	7/16/21	$(1)
E-Mini S&P 500 Future Option	Put	10	1,820	3,640.00	7/16/21	(1)
E-Mini S&P 500 Future Option	Put	9	1,629	3,620.00	7/16/21	(1)
E-Mini S&P 500 Future Option	Put	10	1,775	3,550.00	7/16/21	(1)
E-Mini S&P 500 Future Option	Put	10	1,875	3,750.00	7/16/21	(1)
E-Mini S&P 500 Future Option	Put	9	1,598	3,550.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	18	3,374	3,750.00	7/30/21	(5)
E-Mini S&P 500 Future Option	Put	9	1,697	3,770.00	7/30/21	(3)
E-Mini S&P 500 Future Option	Put	9	1,724	3,830.00	7/30/21	(3)
E-Mini S&P 500 Future Option	Put	9	1,719	3,820.00	7/30/21	(3)
E-Mini S&P 500 Future Option	Put	9	1,665	3,700.00	7/30/21	(2)
E-Mini S&P 500 Future Option	Put	9	1,728	3,840.00	8/20/21	(7)
E-Mini S&P 500 Future Option	Put	10	1,925	3,850.00	8/20/21	(8)
E-Mini S&P 500 Future Option	Put	9	1,715	3,810.00	8/20/21	(7)
E-Mini S&P 500 Future Option	Put	9	1,670	3,710.00	8/20/21	(5)
E-Mini S&P 500 Future Option	Put	18	3,347	3,720.00	8/20/21	(10)
E-Mini S&P 500 Future Option	Put	9	1,679	3,730.00	8/20/21	(5)
E-Mini S&P 500 Future Option	Put	18	3,554	3,950.00	8/31/21	(28)
E-Mini S&P 500 Future Option	Put	9	1,697	3,770.00	8/31/21	(8)
E-Mini S&P 500 Future Option	Put	9	1,674	3,720.00	8/31/21	(7)
E-Mini S&P 500 Future Option	Put	9	1,643	3,650.00	8/31/21	(6)
E-Mini S&P 500 Future Option	Put	9	1,733	3,850.00	9/17/21	(15)
E-Mini S&P 500 Future Option	Put	18	3,554	3,950.00	9/17/21	(38)
E-Mini S&P 500 Future Option	Put	16	3,199	4,000.00	9/30/21	(47)
						$(214)

Exchanged-traded options on futures contacts purchased as of June 30, 2021 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	9	$1,845	$4,100.00	7/16/21	$4
E-Mini S&P 500 Future Option	Put	9	1,823	4,050.00	7/30/21	8
E-Mini S&P 500 Future Option	Put	9	1,823	4,050.00	8/20/21	14
E-Mini S&P 500 Future Option	Put	9	1,889	4,200.00	8/31/21	30
E-Mini S&P 500 Future Option	Put	9	1,890	4,200.00	9/17/21	37
E-Mini S&P 500 Future Option	Put	8	1,700	4,250.00	9/30/21	44
						$137

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.75%	Accelink Technologies Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$51	$1	$—	$1
Receive	1.15%	Advanced Fiber Resources Zhuhai Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	20	2	—	2
Receive	0.75%	Amoy Diagnostics Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	142	15	—	15
Receive	0.75%	Angel Yeast Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	488	(51)	—	(51)
Receive	0.75%	Anhui Construction Engineering Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	49	(1)	—	(1)
Receive	0.75%	Anhui Expressway Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	651	(39)	—	(39)
Receive	0.75%	Anhui Honglu Steel Construction Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	22	—	—	—
Receive	0.75%	Anhui Truchum Advanced Materials & Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	142	8	—	8
Receive	0.75%	Anhui Xinhua Media Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	307	(15)	—	(15)
Receive	1.15%	Anji Microelectronics Technology Shanghai Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	3	2	—	2
Receive	0.75%	Aoshikang Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	342	6	—	6
Receive	1.15%	Astro-century Education & Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	Aupu Home Style Corp. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	AVIC Jonhon Optronic Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	293	5	—	5
Receive	0.75%	Bafang Electric Suzhou Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	237	(5)	—	(5)
Receive	0.75%	Bank of Beijing Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1,559	(19)	—	(19)
Receive	0.75%	Bank of Chengdu Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	285	(12)	—	(12)
Receive	0.75%	Bank of Communications Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	198	1	—	1
Receive	0.75%	Bank of Guiyang Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	28	(1)	—	(1)
Receive	0.75%	Bank of Jiangsu Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1,186	(60)	—	(60)
Receive	0.75%	Bank of Suzhou Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	516	(38)	—	(38)
Receive	1.15%	Befar Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	228	34	—	34
Receive	0.75%	Beijing Capital Development Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	43	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.75%	Beijing Compass Technology Development Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$55	$6	$—	$6
Receive	1.15%	Beijing Hotgen Biotech Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	28	4	—	4
Receive	1.15%	Beijing Kingsoft Office Software, Inc. A-shares	Morgan Stanley	1/31/22	At Maturity	640	7	—	7
Receive	0.75%	Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	783	57	—	57
Receive	1.15%	Bestsun Energy Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	55	(3)	—	(3)
Receive	1.15%	Beyondsoft Corp. A-shares	Morgan Stanley	1/31/22	At Maturity	474	37	—	37
Receive	0.75%	Blue Sail Medical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1,418	(28)	—	(28)
Receive	0.75%	BOE Technology Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	614	(43)	—	(43)
Receive	1.15%	Broadex Technologies Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	37	2	—	2
Receive	0.75%	By-health Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	467	(42)	—	(42)
Receive	0.75%	Camel Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	119	4	—	4
Receive	0.75%	Changchun Faway Automobile Components Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1,459	63	—	63
Receive	0.75%	Chaozhou Three-Circle Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	170	15	—	15
Receive	0.75%	Chengtun Mining Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	77	—	—	—
Receive	0.75%	Chenguang Biotech Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	49	4	—	4
Receive	0.75%	China Baoan Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	97	14	—	14
Receive	0.75%	China Building Material Test & Certification Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	56	(3)	—	(3)
Receive	0.75%	China CITIC Bank Corp. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	894	(19)	—	(19)
Receive	1.15%	China Coal Xinji Energy Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	China International Marine Containers Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	63	—	—	—
Receive	1.15%	China Leadshine Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	77	(2)	—	(2)
Receive	0.75%	China Merchants Bank Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	546	(29)	—	(29)
Receive	0.75%	China Tourism Group Duty Free Corp. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	816	145	—	145

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.75%	China United Network Communications Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$423	$(13)	$—	$(13)
Receive	0.75%	China-Singapore Suzhou Industrial Park Development Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	256	(5)	—	(5)
Receive	0.75%	Chongqing Brewery Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	138	14	—	14
Receive	1.15%	Chongqing Chuanyi Automation Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	171	8	—	8
Receive	0.75%	Chongqing Dima Industry Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	157	(1)	—	(1)
Receive	0.75%	Chongqing Fuling Electric Power Industrial Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	393	8	—	8
Receive	1.15%	Chongqing New Dazheng Property Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1	—	—	—
Receive	0.75%	Chongqing Sanfeng Environment Group Corp. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	240	11	—	11
Receive	0.75%	Chongqing Zhifei Biological Products Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	152	5	—	5
Receive	0.75%	COFCO Capital Holdings Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	105	3	—	3
Receive	0.75%	Contemporary Amperex Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1,117	209	—	209
Receive	0.75%	COSCO SHIPPING Holdings Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	430	212	—	212
Receive	0.75%	CSG Holding Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	353	1	—	1
Receive	0.75%	Daan Gene Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	672	17	—	17
Receive	1.15%	Dalian Insulator Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	166	—	—	—
Receive	1.15%	Doctorglasses Chain Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	7	—	—	—
Receive	0.75%	East Money Information Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1,360	207	—	207
Receive	0.75%	Ecovacs Robotics Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	157	34	—	34
Receive	0.75%	Electric Connector Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	18	3	—	3
Receive	0.75%	Eve Energy Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	206	(1)	—	(1)
Receive	0.75%	Fangda Special Steel Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	79	—	—	—
Receive	0.75%	Fibocom Wireless, Inc. A-shares	Morgan Stanley	1/31/22	At Maturity	176	13	—	13
Receive	1.15%	FIYTA Precision Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	88	(2)	—	(2)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.75%	Focus Media Information Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$415	$(38)	$—	$(38)
Receive	0.75%	Foshan Haitian Flavouring & Food Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	808	15	—	15
Receive	1.15%	Fuda Alloy Materials Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	Fujian Sanmu Group Co. A-shares	Morgan Stanley	1/31/22	At Maturity	5	—	—	—
Receive	0.75%	Fujian Torch Electron Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	312	46	—	46
Receive	1.15%	Ganso Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	GF Securities Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	878	(36)	—	(36)
Receive	0.75%	Gigadevice Semiconductor Beijing, Inc. A-shares	Morgan Stanley	1/31/22	At Maturity	44	5	—	5
Receive	0.75%	Goldenmax International Technology Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	150	12	—	12
Receive	1.15%	Guangdong Dcenti Auto-Parts Stock Ltd Co. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	Guangdong Goworld Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	40	1	—	1
Receive	0.75%	Guangdong Haid Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	155	9	—	9
Receive	0.75%	Guangdong Hybribio Biotech Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	204	10	—	10
Receive	1.15%	Guangdong JingYi Metal Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	249	(2)	—	(2)
Receive	0.75%	Guangxi Liugong Machinery Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	351	(10)	—	(10)
Receive	0.75%	Guangzhou GRG Metrology & Test Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	63	(1)	—	(1)
Receive	0.75%	Guangzhou Kingmed Diagnostics Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	895	114	—	114
Receive	0.75%	Guangzhou Tinci Materials Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	70	—	—	—
Receive	0.75%	Guizhou Space Appliance Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	83	(2)	—	(2)
Receive	1.15%	Guizhou Tyre Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	Guotai Junan Securities Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1,430	(11)	—	(11)
Receive	0.75%	Haitong Securities Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	41	(1)	—	(1)
Receive	0.75%	Hangzhou Hikvision Digital Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	422	25	—	25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	1.15%	Hangzhou Jiebai Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$15	$—	$—	$—
Receive	0.75%	Hangzhou Robam Appliances Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	15	1	—	1
Receive	1.15%	Hangzhou XZB Tech Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	192	(6)	—	(6)
Receive	1.15%	Hanyu Group Joint-Stock Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	HBIS Resources Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	209	(25)	—	(25)
Receive	0.75%	Henan Lingrui Pharmaceutical Co. A-shares	Morgan Stanley	1/31/22	At Maturity	36	1	—	1
Receive	0.75%	Henan Shenhuo Coal & Power Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	113	(11)	—	(11)
Receive	1.15%	Henan Splendor Science & Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	205	1	—	1
Receive	0.75%	Hengdian Group DMEGC Magnetics Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	87	4	—	4
Receive	0.75%	Hithink RoyalFlush Information Network Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	40	—	—	—
Receive	1.15%	HL Corp Shenzhen A-shares	Morgan Stanley	1/31/22	At Maturity	44	2	—	2
Receive	0.75%	Hoshine Silicon Industry Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	5	1	—	1
Receive	0.75%	Huafon Chemical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	538	79	—	79
Receive	1.15%	Hubei Chutian Smart Communication Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	77	—	—	—
Receive	0.75%	Hubei Xingfa Chemicals Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	15	1	—	1
Receive	0.75%	Huizhou Desay Sv Automotive Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	641	27	—	27
Receive	0.75%	Hundsun Technologies, Inc. A-shares	Morgan Stanley	1/31/22	At Maturity	42	3	—	3
Receive	0.75%	Iflytek Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	161	17	—	17
Receive	0.75%	Industrial Bank Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	790	(47)	—	(47)
Receive	0.75%	Industrial Securities Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	256	3	—	3
Receive	0.75%	Inner Mongolia Yili Industrial Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	91	(1)	—	(1)
Receive	0.75%	Intco Medical Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	624	7	—	7
Receive	1.15%	Jack Sewing Machine Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	41	(2)	—	(2)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.75%	Jafron Biomedical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$376	$(37)	$—	$(37)
Receive	0.75%	Jiangsu Changshu Rural Commercial Bank Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	66	(2)	—	(2)
Receive	0.75%	Jiangsu Hengli Hydraulic Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	292	34	—	34
Receive	1.15%	Jiangsu Huachang Chemical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	82	5	—	5
Receive	1.15%	Jiangsu Huahong Technology Stock Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	33	4	—	4
Receive	0.75%	Jiangsu Jiangyin Rural Commercial Bank Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1,308	(17)	—	(17)
Receive	0.75%	Jiangsu King’s Luck Brewery JSC Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	62	1	—	1
Receive	1.15%	Jiangsu Leili Motor Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	Jiangsu Lihua Animal Husbandry Stock Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	211	5	—	5
Receive	1.15%	Jiangsu Phoenix Publishing & Media Corp. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	356	(21)	—	(21)
Receive	1.15%	Jiangsu Sopo Chemical Co. A-shares	Morgan Stanley	1/31/22	At Maturity	58	—	—	—
Receive	1.15%	Jiangsu Suzhou Rural Commercial Bank Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	Jiangxi Ganyue Expressway Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	Jiangxi Hongcheng Environment Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	104	(2)	—	(2)
Receive	0.75%	Jiangyin Hengrun Heavy Industries Co. ltd A-shares	Morgan Stanley	1/31/22	At Maturity	4	—	—	—
Receive	0.75%	Jinlei Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	21	(1)	—	(1)
Receive	0.75%	JiuGui Liquor Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	410	55	—	55
Receive	0.75%	JL Mag Rare-Earth Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	240	49	—	49
Receive	0.75%	Joyoung Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	67	(3)	—	(3)
Receive	0.75%	Juewei Food Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	36	5	—	5
Receive	1.15%	KBC Corp. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	12	1	—	1
Receive	0.75%	KingClean Electric Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	81	14	—	14
Receive	0.75%	Kweichow Moutai Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	2,322	(118)	—	(118)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.75%	Lakala Payment Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$19	$(1)	$—	$(1)
Receive	0.75%	Lao Feng Xiang Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	83	2	—	2
Receive	0.75%	LONGi Green Energy Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	580	97	—	97
Receive	0.75%	Luolai Lifestyle Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	25	(2)	—	(2)
Receive	0.75%	Luxi Chemical Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	42	3	—	3
Receive	0.75%	Luzhou Laojiao Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	255	(21)	—	(21)
Receive	0.75%	Maanshan Iron & Steel Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	48	6	—	6
Receive	0.75%	Maccura Biotechnology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	253	3	—	3
Receive	0.75%	Mango Excellent Media Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	133	5	—	5
Receive	0.75%	Markor International Home Furnishings Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	36	(1)	—	(1)
Receive	0.75%	Maxscend Microelectronics Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	895	222	—	222
Receive	1.15%	Meihua Holdings Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	21	—	—	—
Receive	0.75%	Midea Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	624	(43)	—	(43)
Receive	1.15%	Mingchen Health Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	24	—	—	—
Receive	0.75%	Muyuan Foods Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	184	14	—	14
Receive	1.15%	Nanjing Chixia Development Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	908	(33)	—	(33)
Receive	0.75%	New China Life Insurance Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	961	(68)	—	(68)
Receive	0.75%	Ningbo BaoSi Energy Equipment Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	333	—	—	—
Receive	0.75%	Ningbo Huaxiang Electronic Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	4	—	—	—
Receive	0.75%	Ningbo Orient Wires & Cables Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	398	12	—	12
Receive	1.15%	Ningbo Sunrise Elc Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	Ningbo Yongxin Optics Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	44	4	—	4
Receive	1.15%	Ningbo Yunsheng Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	1.15%	Ningxia Building Materials Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$—	$—	$—	$—
Receive	0.75%	North Huajin Chemical Industries Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	115	12	—	12
Receive	1.15%	Novoray Corp. A-shares	Morgan Stanley	1/31/22	At Maturity	145	3	—	3
Receive	1.15%	Ocean’s King Lighting Science & Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	Ovctek China, Inc. A-shares	Morgan Stanley	1/31/22	At Maturity	78	1	—	1
Receive	1.15%	Pulike Biological Engineering, Inc. A-shares	Morgan Stanley	1/31/22	At Maturity	277	(20)	—	(20)
Receive	1.15%	Qijing Machinery Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	148	—	—	—
Receive	0.75%	Qingdao Haier Biomedical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	132	13	—	13
Receive	0.75%	Sany Heavy Industry Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	268	7	—	7
Receive	1.15%	Senba Sensing Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	SG Micro Corp. A-shares	Morgan Stanley	1/31/22	At Maturity	137	39	—	39
Receive	0.75%	Shaanxi Coal Industry Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	428	(15)	—	(15)
Receive	1.15%	Shandong Bohui Paper Industrial Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	237	(25)	—	(25)
Receive	0.75%	Shandong Hi-Speed Road & Bridge Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	162	(2)	—	(2)
Receive	0.75%	Shandong Hualu Hengsheng Chemical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	398	(2)	—	(2)
Receive	1.15%	Shandong Huatai Paper Industry Shareholding Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	55	(1)	—	(1)
Receive	1.15%	Shandong Shengli Co. A-shares	Morgan Stanley	1/31/22	At Maturity	167	(7)	—	(7)
Receive	1.15%	Shandong WIT Dyne Health Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	122	3	—	3
Receive	0.75%	Shanghai Baolong Automotive Corp. A-shares	Morgan Stanley	1/31/22	At Maturity	159	(3)	—	(3)
Receive	0.75%	Shanghai Baosight Software Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	166	4	—	4
Receive	1.15%	Shanghai Carthane Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	Shanghai Fengyuzhu Culture and Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	117	(10)	—	(10)
Receive	1.15%	Shanghai Friendess Electronic Technology Corp. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	11	2	—	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.75%	Shanghai Kehua Bio-Engineering Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$1,671	$(16)	$—	$(16)
Receive	0.75%	Shanghai Liangxin Electrical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	202	28	—	28
Receive	1.15%	Shanghai MicroPort Endovascular MedTech Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	95	17	—	17
Receive	0.75%	Shanghai Moons’ Electric Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	126	6	—	6
Receive	0.75%	Shanghai Putailai New Energy Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	4	—	—	—
Receive	0.75%	Shanghai Yongguan Adhesive Products Corp. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	27	—	—	—
Receive	0.75%	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	877	17	—	17
Receive	0.75%	Shengyi Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	303	10	—	10
Receive	0.75%	Shenyang Xingqi Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	28	(4)	—	(4)
Receive	0.75%	Shenzhen Gongjin Electronics Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	96	5	—	5
Receive	0.75%	Shenzhen Inovance Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	597	119	—	119
Receive	1.15%	Shenzhen Jasic Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	Shenzhen Kstar Science And Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	88	6	—	6
Receive	0.75%	Shenzhen Laibao Hi-tech Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1,131	(33)	—	(33)
Receive	0.75%	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	684	8	—	8
Receive	0.75%	Shenzhen MTC Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	43	2	—	2
Receive	1.15%	Shenzhen Sunnypol Optoelectronics Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	102	15	—	15
Receive	0.75%	Shenzhen Topband Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	142	24	—	24
Receive	0.75%	Shenzhen Transsion Holdings Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	6	—	—	—
Receive	1.15%	Shenzhen TXD Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	103	(1)	—	(1)
Receive	0.75%	Shenzhen Woer Heat-Shrinkable Material Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	166	—	—	—
Receive	0.75%	Shenzhen Zhenye Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	226	(7)	—	(7)
Receive	0.75%	Shijiazhuang Yiling Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	37	1	—	1

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.75%	Sichuan Anning Iron and Titanium Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$8	$—	$—	$—
Receive	1.15%	Sichuan EM Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	62	6	—	6
Receive	0.75%	Sichuan Road & Bridge Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	56	(1)	—	(1)
Receive	0.75%	Sichuan Swellfun Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	226	1	—	1
Receive	1.15%	Sichuan Xinjinlu Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	71	1	—	1
Receive	0.75%	Sino Wealth Electronic Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	195	113	—	113
Receive	0.75%	Sinopec Shanghai Petrochemical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	49	—	—	—
Receive	0.75%	Sinotrans Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	353	8	—	8
Receive	0.75%	Sungrow Power Supply Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	131	10	—	10
Receive	0.75%	Sunward Intelligent Equipment Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	447	11	—	11
Receive	1.15%	Sunwave Communications Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	62	(1)	—	(1)
Receive	1.15%	Suplet Power Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	12	2	—	2
Receive	1.15%	Suzhou Architecture Research Institute Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	Suzhou Etron Technologies Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	43	1	—	1
Receive	0.75%	Suzhou TA&A Ultra Clean Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	5	—	—	—
Receive	1.15%	Suzhou Xingye Materials Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	TBEA Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	41	8	—	8
Receive	0.75%	TCL Technology Group Corp. A-shares	Morgan Stanley	1/31/22	At Maturity	368	(3)	—	(3)
Receive	1.15%	Tengda Construction Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	512	(9)	—	(9)
Receive	0.75%	The People’s Insurance Co. Group of China Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1,356	(39)	—	(39)
Receive	0.75%	Thunder Software Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	144	16	—	16
Receive	0.75%	Tianma Microelectronics Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	159	(1)	—	(1)
Receive	1.15%	Tianrun Industry Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	127	(3)	—	(3)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.75%	Titan Wind Energy Suzhou Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$51	$(1)	$—	$(1)
Receive	1.15%	TKD Science and Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	61	20	—	20
Receive	0.75%	Tongkun Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	25	2	—	2
Receive	0.75%	Topchoice Medical Corp. A-shares	Morgan Stanley	1/31/22	At Maturity	260	32	—	32
Receive	0.75%	Unigroup Guoxin Microelectronics Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	243	17	—	17
Receive	0.75%	Wanhua Chemical Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	705	2	—	2
Receive	0.75%	Weifu High-Technology Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	40	(2)	—	(2)
Receive	0.75%	Western Superconducting Technologies Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	1	—	—	—
Receive	0.75%	Will Semiconductor Co. Ltd Shanghai A-shares	Morgan Stanley	1/31/22	At Maturity	298	31	—	31
Receive	0.75%	Wuhan Department Store Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	241	(2)	—	(2)
Receive	1.15%	Wuhan Easydiagnosis Biomedicine Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	296	18	—	18
Receive	0.75%	Wuliangye Yibin Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	2,626	72	—	72
Receive	1.15%	Wuxi Rural Commercial Bank Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	XCMG Construction Machinery Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	12	—	—	—
Receive	0.75%	Xiamen Comfort Science & Technology Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	5	—	—	—
Receive	0.75%	Xiamen Faratronic Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	490	126	—	126
Receive	0.75%	Xiamen Tungsten Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	264	—	—	—
Receive	1.15%	Xinjiang Joinworld Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	Xinjiang Xintai Natural Gas Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	129	(2)	—	(2)
Receive	1.15%	Xinjiang Youhao Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	38	—	—	—
Receive	0.75%	Xinyu Iron & Steel Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	518	(21)	—	(21)
Receive	1.15%	Yangzhou Chenhua New Material Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	Yantai Tayho Advanced Materials Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	77	2	—	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.75%	Yantai Zhenghai Bio-tech Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	$13	$1	$—	$1
Receive	1.15%	Yinchuan Xinhua Commercial Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	7	—	—	—
Receive	1.15%	Yuhuan CNC Machine Tool Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	78	—	—	—
Receive	0.75%	Yunnan Aluminium Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	117	(9)	—	(9)
Receive	0.75%	Zhefu Holding Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	9	—	—	—
Receive	1.15%	Zhejiang Chenfeng Science and Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	0.75%	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	16	2	—	2
Receive	0.75%	Zhejiang Meida Industrial Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	630	(42)	—	(42)
Receive	1.15%	Zhejiang Orient Gene Biotech Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	117	15	—	15
Receive	0.75%	Zhejiang Supor Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	756	(86)	—	(86)
Receive	1.15%	Zhejiang Tieliu Clutch Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	Zhejiang Wansheng Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	747	(9)	—	(9)
Receive	1.15%	Zhejiang Yongjin Metal Technology Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	Zhende Medical Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	Zheshang Development Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	—	—	—	—
Receive	1.15%	ZhongYeDa Electric Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	424	3	—	3
Receive	0.75%	Zhuzhou Hongda Electronics Corp. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	323	(4)	—	(4)
Receive	0.75%	Zhuzhou Kibing Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	537	87	—	87
Receive	0.75%	Zijin Mining Group Co. Ltd. A-shares	Morgan Stanley	1/31/22	At Maturity	976	(96)	—	(96)
							$1,579	$—	$1,579
				Total swap agreements at value (assets)					$3,051
				Total swap agreements at value (liabilities)					(1,472)
				Net swap agreements at value					$1,579

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Asset Backed Securities — 0.08%
$35	Ally Auto Receivables Trust, Series 2019-2, Class - A4, Callable 11/15/22 @ 100.00	2.26	8/15/24	$36
20	Toyota Auto Receivables Owner Trust, Series 2020-D, Class - A3, Callable 3/15/24 @ 100.00	0.35	1/15/25	20
	Total Asset Backed Securities			56

	Collateralized Mortgage Obligations — 1.75%
20	Bank, Series 2019-BN21, Class - A5, Callable 9/15/29 @ 100.00	2.85	10/15/52	21
40	Bank, Series 2017-BNK8, Class - A3, Callable 10/15/27 @ 100.00	3.23	11/15/50	43
25	Bank, Series 2017-BNK9, Class - ASB, Callable 8/15/27 @ 100.00	3.47	11/15/54	27
20	BBCMS Mortgage Trust, Series 2020-C7, Class - AS, Callable 3/15/30 @ 100.00	2.44	4/15/53	20
10	Benchmark Mortgage Trust, Series 2020-IG1, Class - AS, Callable 1/15/30 @ 100.00	2.91(a)	9/15/43	10
10	Benchmark Mortgage Trust, Series 2019-B9, Class - A5, Callable 1/15/29 @ 100.00	4.02	3/15/52	11
25	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class - A4, Callable 11/10/24 @ 100.00	2.88	2/10/48	26
15	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class - AS, Callable 2/15/30 @ 100.00	2.92	2/15/53	16
10	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class - A4, Callable 12/15/29 @ 100.00	3.10	12/15/72	11
20	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class - A5, Callable 12/10/24 @ 100.00	3.14	2/10/48	21
25	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class - A4, Callable 7/10/24 @ 100.00	3.62	7/10/47	27
25	Commercial Mortgage Trust, Series 2015-LC19, Class - A4, Callable 1/10/25 @ 100.00	3.18	2/10/48	27
20	Commercial Mortgage Trust, Series 2015-DC1, Class - A5, Callable 1/10/25 @ 100.00	3.35	2/10/48	21
25	Commercial Mortgage Trust, Series 2013-CR8, Class - A5, Callable 5/10/23 @ 100.00	3.61(a)	6/10/46	26
25	Commercial Mortgage Trust, Series 2013-CR11, Class - B, Callable 9/10/23 @ 100.00	5.28(a)	8/10/50	27
20	Fannie Mae-ACES, Series 2020-M14, Class - A2	1.78	5/25/30	20
24	Fannie Mae-ACES, Series 2015-M1, Class - A2	2.53	9/25/24	25
10	Fannie Mae-ACES, Series 2015-M8, Class - A2	2.90(a)	1/25/25	11
25	Fannie Mae-ACES, Series 2016-M1, Class - A2	2.94(a)	1/25/26	26
25	Fannie Mae-ACES, Series 2018-M1, Class - A2	3.08(a)	12/25/27	27
27	Fannie Mae-ACES, Series 2014-M9, Class - A2	3.10(a)	7/25/24	28
24	Fannie Mae-ACES, Series 2017-M12, Class - A2	3.18(a)	6/25/27	27
20	Fannie Mae-ACES, Series 2019-M5, Class - A2	3.27	1/25/29	23
25	Fannie Mae-ACES, Series 2018-M10, Class - A2	3.48(a)	7/25/28	28
20	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K112, Class - A2, Callable 5/25/30 @ 100.00	1.31	5/25/30	20
20	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K1516, Class - A2, Callable 5/25/35 @ 100.00	1.72	5/25/35	20
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K023, Class - A2, Callable 8/25/22 @ 100.00	2.31	8/25/22	25
31	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K726, Class - A2, Callable 4/25/24 @ 100.00	2.91	7/25/49	33
30	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class - A2, Callable 7/25/23 @ 100.00	3.06(a)	7/25/23	31
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K052, Class - A2, Callable 11/25/25 @ 100.00	3.15	11/25/25	27
50	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K091, Class - A2, Callable 3/25/29 @ 100.00	3.51	3/25/29	58
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K082, Class - A2, Callable 9/25/28 @ 100.00	3.92(a)	9/25/28	29

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$50	GS Mortgage Securities Trust, Series 2018-GS9, Class - A4, Callable 2/10/28 @ 100.00	3.99(a)	3/10/51	$58
25	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class - A5, Callable 10/15/24 @ 100.00	3.64	11/15/47	27
50	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class - A3, Callable 10/15/26 @ 100.00	3.14	12/15/49	55
18	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-C8, Class - A3, Callable 8/15/22 @ 100.00	2.83	10/15/45	19
25	Morgan Stanley BAML Trust, Series 2013-C9, Class - AS, Callable 4/15/23 @ 100.00	3.46	5/15/46	26
25	Morgan Stanley BAML Trust, Series 2014-C19, Class - A4, Callable 11/15/24 @ 100.00	3.53	12/15/47	27
25	Morgan Stanley BAML Trust, Series 2017-C33, Class - A5, Callable 4/15/27 @ 100.00	3.60	5/15/50	28
20	Santander Drive Auto Receivables Trust, Series 2021-1, Class - D, Callable 12/15/23 @ 100.00	1.13	11/16/26	20
25	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class - A4, Callable 6/10/26 @ 100.00	3.06	10/10/48	26
20	Toyota Auto Receivables Owner Trust, Series 2021-A, Class - A3, Callable 8/15/24 @ 100.00	0.26	5/15/25	20
25	UBS Commercial Mortgage Trust, Series 2018-C12, Class - A5, Callable 7/15/28 @ 100.00	4.30	8/15/51	29
25	Wells Fargo Commercial Mortgage Trust, Series 2018-C47, Class - A4, Callable 9/15/28 @ 100.00	4.44	9/15/61	29
	Total Collateralized Mortgage Obligations			1,156

	U.S. Government Agency Mortgages — 20.67%
49	Fannie Mae, Pool #MA4304	1.50	4/1/51	48
23	Fannie Mae, Pool #BQ5781	1.50	11/1/35	23
49	Fannie Mae, Pool #FM6579	1.50	3/1/51	48
50	Fannie Mae, Pool #MA4343	1.50	5/1/51	49
25	Fannie Mae, Pool #MA4302	1.50	4/1/36	25
24	Fannie Mae, Pool #CA7696	1.50	11/1/50	24
24	Fannie Mae, Pool #MA4236	1.50	1/1/51	24
25	Fannie Mae, Pool #MA4342	1.50	4/1/41	25
49	Fannie Mae, Pool #CB0310	1.50	4/1/36	50
23	Fannie Mae, Pool #BQ3141	1.50	10/1/35	23
25	Fannie Mae, Pool #MA4360	2.00	6/1/36	26
24	Fannie Mae, Pool #MA4182	2.00	11/1/50	24
49	Fannie Mae, Pool #FM6555	2.00	4/1/51	50
24	Fannie Mae, Pool #FM5453	2.00	1/1/41	24
24	Fannie Mae, Pool #FM5044	2.00	12/1/50	24
49	Fannie Mae, Pool #MA4305	2.00	4/1/51	50
43	Fannie Mae, Pool #MA4128	2.00	9/1/40	44
24	Fannie Mae, Pool #BQ9685	2.00	1/1/51	25
24	Fannie Mae, Pool #CA8687	2.00	1/1/51	25
48	Fannie Mae, Pool #BQ5112	2.00	11/1/50	48
24	Fannie Mae, Pool #FM5308	2.00	12/1/50	24
23	Fannie Mae, Pool #MA4176	2.00	10/1/40	24
21	Fannie Mae, Pool #FM4039	2.00	10/1/35	22
49	Fannie Mae, Pool #BQ8341	2.00	12/1/50	49
24	Fannie Mae, Pool #MA4204	2.00	12/1/40	24
49	Fannie Mae, Pool #MA4303	2.00	4/1/36	51
20	Fannie Mae, Pool #SB8061	2.00	9/1/35	21
50	Fannie Mae, Pool #BR4435	2.00	4/1/51	50

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$24	Fannie Mae, Pool #CA8118	2.00	12/1/50	$24
25	Fannie Mae, Pool #FM6559	2.00	3/1/51	25
49	Fannie Mae, Pool #MA4237	2.00	1/1/51	49
50	Fannie Mae, Pool #MA4325	2.00	5/1/51	50
48	Fannie Mae, Pool #BQ3004	2.00	10/1/50	48
49	Fannie Mae, Pool #MA4255	2.00	2/1/51	49
24	Fannie Mae, Pool #CA7225	2.00	10/1/50	24
40	Fannie Mae, Pool #FM3755	2.00	9/1/35	42
48	Fannie Mae, Pool #CA8110	2.00	12/1/50	49
49	Fannie Mae, Pool #BQ7777	2.00	3/1/36	51
47	Fannie Mae, Pool #BP9370	2.00	7/1/50	47
48	Fannie Mae, Pool #CA8252	2.00	12/1/45	49
49	Fannie Mae, Pool #CA8850	2.00	2/1/51	49
50	Fannie Mae, Pool #FM6448	2.00	3/1/51	50
25	Fannie Mae, Pool #CB0684	2.00	6/1/51	25
25	Fannie Mae, Pool #CB0497	2.00	5/1/51	25
49	Fannie Mae, Pool #CB0325	2.00	4/1/51	50
19	Fannie Mae, Pool #AS2673	2.00	5/1/29	20
49	Fannie Mae, Pool #CA9183	2.00	2/1/36	50
48	Fannie Mae, Pool #FM4788	2.00	11/1/50	49
24	Fannie Mae, Pool #CA7224	2.00	10/1/50	24
50	Fannie Mae, Pool #FM6852	2.00	5/1/51	50
24	Fannie Mae, Pool #BQ5110	2.50	11/1/50	24
23	Fannie Mae, Pool #FM4309	2.50	9/1/50	23
32	Fannie Mae, Pool #AP4742	2.50	8/1/27	33
16	Fannie Mae, Pool #MA1277	2.50	12/1/27	17
12	Fannie Mae, Pool #MA3902	2.50	12/1/49	13
23	Fannie Mae, Pool #AU6677	2.50	9/1/28	24
18	Fannie Mae, Pool #AB7391	2.50	12/1/42	19
10	Fannie Mae, Pool #MA3765	2.50	9/1/49	10
11	Fannie Mae, Pool #MA3833	2.50	11/1/49	12
8	Fannie Mae, Pool #MA2789	2.50	10/1/36	8
20	Fannie Mae, Pool #MA2854	2.50	12/1/46	21
47	Fannie Mae, Pool #FM4638	2.50	10/1/50	49
22	Fannie Mae, Pool #BC9041	2.50	11/1/31	23
11	Fannie Mae, Pool #MA3827	2.50	11/1/34	12
10	Fannie Mae, Pool #MA3154	2.50	10/1/32	10
50	Fannie Mae, Pool #BR7857	2.50	5/1/51	52
22	Fannie Mae, Pool #MA4183	2.50	11/1/50	23
19	Fannie Mae, Pool #MA4096	2.50	8/1/50	20
20	Fannie Mae, Pool #BQ0329	2.50	7/1/50	21
18	Fannie Mae, Pool #MA4078	2.50	7/1/50	19
21	Fannie Mae, Pool #BP5878	2.50	6/1/50	22
24	Fannie Mae, Pool #CA8131	2.50	12/1/50	25
12	Fannie Mae, Pool #MA3930	2.50	2/1/35	13
18	Fannie Mae, Pool #MA4075	2.50	7/1/35	19
22	Fannie Mae, Pool #FM4231	2.50	9/1/50	22
10	Fannie Mae, Pool #MA3246	2.50	1/1/33	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$12	Fannie Mae, Pool #MA3965	2.50	3/1/40	$12
19	Fannie Mae, Pool #CA6075	2.50	6/1/50	20
11	Fannie Mae, Pool #AS4946	2.50	5/1/30	12
23	Fannie Mae, Pool #MA4210	2.50	12/1/50	24
39	Fannie Mae, Pool #CA6074	2.50	6/1/50	40
17	Fannie Mae, Pool #AS8893	2.50	2/1/32	18
17	Fannie Mae, Pool #BK2588	2.50	5/1/50	18
12	Fannie Mae, Pool #MA3990	2.50	4/1/50	13
41	Fannie Mae, Pool #CA6304	2.50	7/1/50	43
24	Fannie Mae, Pool #MA4256	2.50	2/1/51	25
22	Fannie Mae, Pool #MA4159	2.50	10/1/50	23
22	Fannie Mae, Pool #FM3878	2.50	7/1/50	22
16	Fannie Mae, Pool #BD8046	2.50	9/1/31	17
11	Fannie Mae, Pool #MA3905	3.00	1/1/50	11
25	Fannie Mae, Pool #MA3937	3.00	2/1/50	27
20	Fannie Mae, Pool #BC4764	3.00	10/1/46	21
16	Fannie Mae, Pool #MA4048	3.00	6/1/50	17
16	Fannie Mae, Pool #MA3897	3.00	1/1/35	17
8	Fannie Mae, Pool #FM1585	3.00	9/1/49	8
15	Fannie Mae, Pool #AU3353	3.00	8/1/43	15
33	Fannie Mae, Pool #AT0682	3.00	4/1/43	35
34	Fannie Mae, Pool #AS0302	3.00	8/1/43	36
21	Fannie Mae, Pool #AL9865	3.00	2/1/47	22
16	Fannie Mae, Pool #BP1932	3.00	4/1/50	16
10	Fannie Mae, Pool #MA3871	3.00	12/1/49	11
14	Fannie Mae, Pool #CA5423	3.00	3/1/50	15
6	Fannie Mae, Pool #AO7628	3.00	6/1/27	7
3	Fannie Mae, Pool #BH8817	3.00	10/1/47	3
7	Fannie Mae, Pool #MA2416	3.00	10/1/35	8
17	Fannie Mae, Pool #AS7908	3.00	9/1/46	17
7	Fannie Mae, Pool #MA2523	3.00	2/1/36	8
13	Fannie Mae, Pool #MA1307	3.00	1/1/33	13
9	Fannie Mae, Pool #FM2132	3.00	1/1/50	9
8	Fannie Mae, Pool #FM1299	3.00	7/1/49	9
9	Fannie Mae, Pool #MA3339	3.00	4/1/33	9
25	Fannie Mae, Pool #AQ7920	3.00	12/1/42	26
17	Fannie Mae, Pool #MA4079	3.00	7/1/50	17
13	Fannie Mae, Pool #B08947	3.00	1/1/50	14
15	Fannie Mae, Pool #BO7242	3.00	1/1/50	16
13	Fannie Mae, Pool #B06219	3.00	12/1/49	14
22	Fannie Mae, Pool #BD2446	3.00	1/1/47	23
18	Fannie Mae, Pool #BP6466	3.00	7/1/50	19
15	Fannie Mae, Pool #CA5519	3.00	4/1/50	15
17	Fannie Mae, Pool #CA5668	3.00	5/1/50	18
17	Fannie Mae, Pool #FM3395	3.00	6/1/50	17
9	Fannie Mae, Pool #MA3377	3.00	5/1/48	10
10	Fannie Mae, Pool #FM1370	3.00	4/1/46	11
9	Fannie Mae, Pool #MA3127	3.00	9/1/37	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$10	Fannie Mae, Pool #AS8074	3.00	10/1/46	$10
13	Fannie Mae, Pool #AL9996	3.00	4/1/32	14
14	Fannie Mae, Pool #AL9263	3.00	10/1/46	15
8	Fannie Mae, Pool #MA3774	3.00	9/1/49	9
17	Fannie Mae, Pool #MA3802	3.00	10/1/49	18
17	Fannie Mae, Pool #AS8276	3.00	11/1/46	18
39	Fannie Mae, Pool #AS8483	3.00	12/1/46	41
7	Fannie Mae, Pool #MA3744	3.00	8/1/49	8
20	Fannie Mae, Pool #BC9003	3.00	11/1/46	21
7	Fannie Mae, Pool #MA3691	3.00	7/1/49	7
10	Fannie Mae, Pool #AS8739	3.00	2/1/37	11
11	Fannie Mae, Pool #BD5545	3.00	10/1/46	11
16	Fannie Mae, Pool #AB2047	3.00	1/1/26	16
11	Fannie Mae, Pool #BO3192	3.00	10/1/49	11
10	Fannie Mae, Pool #BO2201	3.00	9/1/49	11
9	Fannie Mae, Pool #BN7703	3.00	8/1/49	9
11	Fannie Mae, Pool #AS8414	3.00	11/1/46	11
10	Fannie Mae, Pool #MA2863	3.00	1/1/47	11
16	Fannie Mae, Pool #B09169	3.00	12/1/49	17
20	Fannie Mae, Pool #QB1382	3.00	7/1/50	20
32	Fannie Mae, Pool #AB8897	3.00	4/1/43	34
24	Fannie Mae, Pool #MA3991	3.00	4/1/50	25
23	Fannie Mae, Pool #MA3834	3.00	11/1/49	24
11	Fannie Mae, Pool #MA3890	3.00	1/1/40	12
9	Fannie Mae, Pool #MA3237	3.00	1/1/48	9
43	Fannie Mae, Pool #AO0752	3.00	4/1/42	46
31	Fannie Mae, Pool #MA2246	3.00	4/1/30	33
40	Fannie Mae, Pool #AB7099	3.00	11/1/42	43
27	Fannie Mae, Pool #AK0006	3.00	1/1/27	29
10	Fannie Mae, Pool #MA2897	3.00	2/1/37	11
18	Fannie Mae, Pool #AS5977	3.00	10/1/30	19
16	Fannie Mae, Pool #FM4317	3.00	9/1/50	16
11	Fannie Mae, Pool #AZ2936	3.00	9/1/45	12
10	Fannie Mae, Pool #MA3831	3.00	11/1/39	10
16	Fannie Mae, Pool #MA3738	3.00	8/1/34	17
9	Fannie Mae, Pool #890566	3.00	12/1/43	10
21	Fannie Mae, Pool #AY2961	3.00	5/1/45	22
5	Fannie Mae, Pool #MA3597	3.50	2/1/49	6
11	Fannie Mae, Pool #AS7491	3.50	7/1/46	12
8	Fannie Mae, Pool #MA3148	3.50	10/1/47	8
6	Fannie Mae, Pool #MA3692	3.50	7/1/49	7
20	Fannie Mae, Pool #AS4771	3.50	4/1/45	21
9	Fannie Mae, Pool #MA3210	3.50	12/1/49	10
15	Fannie Mae, Pool #AS4772	3.50	4/1/45	16
6	Fannie Mae, Pool #MA3663	3.50	5/1/49	7
6	Fannie Mae, Pool #CA4026	3.50	5/1/49	6
5	Fannie Mae, Pool #MA3637	3.50	4/1/49	6
6	Fannie Mae, Pool #FM0020	3.50	7/1/49	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$9	Fannie Mae, Pool #BJ3716	3.50	12/1/47	$10
15	Fannie Mae, Pool #AB2052	3.50	1/1/26	15
5	Fannie Mae, Pool #AS4236	3.50	1/1/45	6
11	Fannie Mae, Pool #AS6102	3.50	11/1/45	12
8	Fannie Mae, Pool #MA3775	3.50	9/1/49	8
19	Fannie Mae, Pool #ZS4618	3.50	6/1/45	20
6	Fannie Mae, Pool #AS6394	3.50	12/1/45	6
18	Fannie Mae, Pool #BJ4916	3.50	3/1/48	19
7	Fannie Mae, Pool #MA3745	3.50	8/1/49	7
8	Fannie Mae, Pool #MA3305	3.50	3/1/48	8
19	Fannie Mae, Pool #AB5511	3.50	7/1/42	20
11	Fannie Mae, Pool #AS0024	3.50	7/1/43	12
9	Fannie Mae, Pool #ZM4908	3.50	11/1/47	9
14	Fannie Mae, Pool #BM1568	3.50	7/1/47	16
13	Fannie Mae, Pool #MA3026	3.50	6/1/47	13
5	Fannie Mae, Pool #MA3494	3.50	10/1/48	6
5	Fannie Mae, Pool #MA3614	3.50	3/1/49	5
8	Fannie Mae, Pool #ZA5052	3.50	11/1/47	9
7	Fannie Mae, Pool #SD8001	3.50	7/1/49	8
9	Fannie Mae, Pool #MA3835	3.50	11/1/49	10
15	Fannie Mae, Pool #MA1980	3.50	8/1/44	16
10	Fannie Mae, Pool #MA3906	3.50	1/1/50	11
39	Fannie Mae, Pool #AB6017	3.50	8/1/42	42
76	Fannie Mae, Pool #AO2548	3.50	4/1/42	81
40	Fannie Mae, Pool #AQ0546	3.50	11/1/42	43
21	Fannie Mae, Pool #MA2125	3.50	12/1/44	23
14	Fannie Mae, Pool #AZ0862	3.50	7/1/45	15
5	Fannie Mae, Pool #AS5596	3.50	8/1/45	6
12	Fannie Mae, Pool #AL1717	3.50	5/1/27	13
6	Fannie Mae, Pool #BA1893	3.50	8/1/45	6
6	Fannie Mae, Pool #MA2522	3.50	2/1/46	7
8	Fannie Mae, Pool #MA3057	3.50	7/1/47	8
11	Fannie Mae, Pool #BK9038	3.50	10/1/33	12
9	Fannie Mae, Pool #BM4703	3.50	2/1/48	9
12	Fannie Mae, Pool #MA3520	3.50	10/1/48	12
6	Fannie Mae, Pool #BM5485	3.50	2/1/49	6
9	Fannie Mae, Pool #FM1566	3.50	11/1/48	10
8	Fannie Mae, Pool #FM1001	3.50	11/1/48	9
9	Fannie Mae, Pool #BM2000	3.50	5/1/49	10
11	Fannie Mae, Pool #BC1158	3.50	2/1/46	12
11	Fannie Mae, Pool #AS7388	3.50	6/1/46	12
11	Fannie Mae, Pool #BA3123	3.50	2/1/46	11
15	Fannie Mae, Pool #BC2926	3.50	3/1/46	16
14	Fannie Mae, Pool #MA2706	3.50	8/1/46	15
8	Fannie Mae, Pool #BC0443	3.50	12/1/45	9
8	Fannie Mae, Pool #MA2389	3.50	9/1/35	9
7	Fannie Mae, Pool #MA3059	3.50	7/1/37	8
17	Fannie Mae, Pool #MA3243	3.50	1/1/38	18

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$11	Fannie Mae, Pool #FM1911	3.50	7/1/48	$12
15	Fannie Mae, Pool #MA3182	3.50	11/1/47	16
7	Fannie Mae, Pool #BD5046	3.50	2/1/47	8
14	Fannie Mae, Pool #BP1947	3.50	4/1/50	15
29	Fannie Mae, Pool #AS3133	3.50	8/1/44	31
14	Fannie Mae, Pool #AJ1886	3.50	3/1/42	15
8	Fannie Mae, Pool #FM1960	4.00	5/1/49	8
12	Fannie Mae, Pool #ZS4708	4.00	3/1/47	13
11	Fannie Mae, Pool #AS7558	4.00	7/1/46	12
5	Fannie Mae, Pool #MA3521	4.00	11/1/48	5
30	Fannie Mae, Pool #AJ5303	4.00	11/1/41	33
17	Fannie Mae, Pool #AH6242	4.00	4/1/26	18
52	Fannie Mae, Pool #190405	4.00	10/1/40	57
11	Fannie Mae, Pool #AS9314	4.00	3/1/47	12
7	Fannie Mae, Pool #BN0334	4.00	12/1/48	8
9	Fannie Mae, Pool #AS3452	4.00	9/1/44	10
7	Fannie Mae, Pool #BD7060	4.00	3/1/47	7
6	Fannie Mae, Pool #BK0909	4.00	7/1/48	6
5	Fannie Mae, Pool #CA2316	4.00	7/1/48	6
14	Fannie Mae, Pool #MA2995	4.00	5/1/47	15
7	Fannie Mae, Pool #AS8532	4.00	12/1/46	7
17	Fannie Mae, Pool #AS3468	4.00	10/1/44	18
7	Fannie Mae, Pool #CA0183	4.00	8/1/47	8
6	Fannie Mae, Pool #BM4991	4.00	9/1/48	6
26	Fannie Mae, Pool #BK7943	4.00	11/1/48	28
6	Fannie Mae, Pool #BK0920	4.00	7/1/48	6
6	Fannie Mae, Pool #MA3563	4.00	1/1/49	7
6	Fannie Mae, Pool #FM1571	4.00	12/1/48	7
7	Fannie Mae, Pool #BE8373	4.00	2/1/47	7
7	Fannie Mae, Pool #FM1415	4.00	12/1/48	8
8	Fannie Mae, Pool #AS7600	4.00	7/1/46	8
17	Fannie Mae, Pool #BM1066	4.00	2/1/47	19
7	Fannie Mae, Pool #MA2415	4.00	10/1/45	7
20	Fannie Mae, Pool #AC7328	4.00	12/1/39	22
12	Fannie Mae, Pool #BM2002	4.00	10/1/47	13
7	Fannie Mae, Pool #FM0021	4.00	3/1/49	7
4	Fannie Mae, Pool #MA3592	4.00	2/1/49	4
12	Fannie Mae, Pool #MA3804	4.00	10/1/49	13
5	Fannie Mae, Pool #MA3615	4.00	3/1/49	5
10	Fannie Mae, Pool #BN6677	4.00	6/1/49	10
7	Fannie Mae, Pool #AZ7362	4.00	11/1/45	8
8	Fannie Mae, Pool #BD7165	4.00	4/1/47	8
6	Fannie Mae, Pool #MA3638	4.00	4/1/49	6
17	Fannie Mae, Pool #AL8139	4.00	2/1/32	18
14	Fannie Mae, Pool #MA3121	4.00	9/1/47	15
15	Fannie Mae, Pool #BM4306	4.00	9/1/25	16
8	Fannie Mae, Pool #MA3746	4.00	8/1/49	9
25	Fannie Mae, Pool #AO2959	4.00	5/1/42	28

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$4	Fannie Mae, Pool #AY9901	4.00	7/1/45	$5
5	Fannie Mae, Pool #AV0606	4.00	11/1/43	5
16	Fannie Mae, Pool #AX0841	4.00	9/1/44	17
17	Fannie Mae, Pool #AS8823	4.00	2/1/47	18
15	Fannie Mae, Pool #AS3467	4.00	10/1/44	16
15	Fannie Mae, Pool #ZA4988	4.00	8/1/47	16
14	Fannie Mae, Pool #MA0534	4.00	10/1/30	15
7	Fannie Mae, Pool #MA3183	4.00	11/1/47	8
12	Fannie Mae, Pool #AU8849	4.00	11/1/43	14
10	Fannie Mae, Pool #AS9831	4.00	6/1/47	11
4	Fannie Mae, Pool #AZ1210	4.00	5/1/45	4
8	Fannie Mae, Pool #MA3277	4.00	2/1/48	8
21	Fannie Mae, Pool #MA3184	4.50	11/1/47	22
5	Fannie Mae, Pool #BK6328	4.50	6/1/48	5
5	Fannie Mae, Pool #BN4309	4.50	1/1/49	5
9	Fannie Mae, Pool #AL6567	4.50	10/1/44	11
4	Fannie Mae, Pool #BE6489	4.50	1/1/47	4
8	Fannie Mae, Pool #CA1711	4.50	5/1/48	8
7	Fannie Mae, Pool #MA3639	4.50	4/1/49	8
3	Fannie Mae, Pool #930998	4.50	4/1/29	3
21	Fannie Mae, Pool #AS9394	4.50	4/1/47	23
35	Fannie Mae, Pool #AL1107	4.50	11/1/41	39
5	Fannie Mae, Pool #BH3310	4.50	5/1/47	5
5	Fannie Mae, Pool #MA3537	4.50	12/1/48	6
34	Fannie Mae, Pool #AE0217	4.50	8/1/40	38
26	Fannie Mae, Pool #AE0954	4.50	2/1/41	29
8	Fannie Mae, Pool #CA0623	4.50	10/1/47	9
7	Fannie Mae, Pool #BK4850	4.50	5/1/48	8
8	Fannie Mae, Pool #AS2751	4.50	6/1/44	9
9	Fannie Mae, Pool #BM3286	4.50	11/1/47	10
7	Fannie Mae, Pool #AU9017	4.50	9/1/43	7
16	Fannie Mae, Pool #MA3747	4.50	8/1/49	18
6	Fannie Mae, Pool #725027	5.00	11/1/33	7
32	Fannie Mae, Pool #889117	5.00	10/1/35	36
9	Fannie Mae, Pool #BM3904	5.00	5/1/48	9
4	Fannie Mae, Pool #890603	5.00	8/1/41	5
15	Fannie Mae, Pool #725238	5.00	3/1/34	17
6	Fannie Mae, Pool #890221	5.50	12/1/33	7
13	Fannie Mae, Pool #959451	6.00	12/1/37	15
36	Fannie Mae, Pool #725228	6.00	3/1/34	43
19	Fannie Mae, Pool #AE0442	6.50	1/1/39	22
75	Fannie Mae, 15 YR TBA	1.50	7/25/36	76
25	Fannie Mae, 15 YR TBA	1.50	8/25/36	25
50	Fannie Mae, 15 YR TBA	2.00	7/25/36	52
25	Fannie Mae, 15 YR TBA	2.00	8/25/36	26
25	Fannie Mae, 15 YR TBA	2.50	7/25/36	26
100	Fannie Mae, 30 YR TBA	1.50	7/25/51	98
525	Fannie Mae, 30 YR TBA	2.00	7/25/51	531

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$125	Fannie Mae, 30 YR TBA	2.00	8/25/51	$126
200	Fannie Mae, 30 YR TBA	2.50	7/25/51	208
175	Fannie Mae, 30 YR TBA	2.50	8/25/51	181
25	Fannie Mae, 30 YR TBA	3.00	7/25/51	26
10	Federal National Mortgage Association, Series 2020-M52, Class A2	1.36(a)	10/25/30	10
23	Federal National Mortgage Association, Pool #MA4205	1.50	12/1/35	24
24	Federal National Mortgage Association, Pool #CA8893	2.00	2/1/51	25
25	Freddie Mac, Pool #RB5110	1.50	5/1/41	25
49	Freddie Mac, Pool #QC0962	1.50	4/1/51	48
50	Freddie Mac, Pool #SD8154	1.50	6/1/51	49
24	Freddie Mac, Pool #SB8088	1.50	2/1/36	24
25	Freddie Mac, Pool #SB8107	2.00	5/1/36	26
49	Freddie Mac, Pool #SD8128	2.00	2/1/51	49
23	Freddie Mac, Pool #RA3205	2.00	8/1/50	23
49	Freddie Mac, Pool #QB7708	2.00	1/1/51	49
21	Freddie Mac, Pool #ZS7735	2.00	1/1/32	21
25	Freddie Mac, Pool #QC3597	2.00	6/1/51	25
48	Freddie Mac, Pool #QB6893	2.00	12/1/50	49
24	Freddie Mac, Pool #QB3926	2.00	10/1/50	24
24	Freddie Mac, Pool #RB5095	2.00	12/1/40	25
24	Freddie Mac, Pool #SD8121	2.00	12/1/50	24
25	Freddie Mac, Pool #SD8146	2.00	5/1/51	25
24	Freddie Mac, Pool #SD8113	2.00	12/1/50	24
49	Freddie Mac, Pool #QC0423	2.00	4/1/51	49
23	Freddie Mac, Pool #RC1727	2.00	12/1/35	24
50	Freddie Mac, Pool #RA4986	2.00	4/1/51	50
49	Freddie Mac, Pool #SD7537	2.00	3/1/51	50
23	Freddie Mac, Pool #QB3716	2.00	9/1/50	23
46	Freddie Mac, Pool #SB8079	2.00	12/1/35	48
49	Freddie Mac, Pool #QB8064	2.00	1/1/51	49
16	Freddie Mac, Pool #J25686	2.00	9/1/28	16
50	Freddie Mac, Pool #QC1075	2.00	4/1/51	50
11	Freddie Mac, Pool #ZS8692	2.50	4/1/33	12
22	Freddie Mac, Pool #QB3287	2.50	8/1/50	22
46	Freddie Mac, Pool #SD8114	2.50	12/1/50	48
21	Freddie Mac, Pool #SD8099	2.50	10/1/50	22
24	Freddie Mac, Pool #RA4070	2.50	11/1/50	24
25	Freddie Mac, Pool #QC2031	2.50	5/1/51	26
25	Freddie Mac, Pool #SD8147	2.50	5/1/51	26
12	Freddie Mac, Pool #SD8055	2.50	4/1/50	13
19	Freddie Mac, Pool #SD8083	2.50	8/1/50	20
11	Freddie Mac, Pool #G18635	2.50	3/1/32	12
15	Freddie Mac, Pool #SB8045	2.50	5/1/35	16
25	Freddie Mac, Pool #SD8151	2.50	6/1/51	26
11	Freddie Mac, Pool #G07445	2.50	7/1/43	11
50	Freddie Mac, Pool #SD0412	2.50	8/1/50	52
47	Freddie Mac, Pool #RA2634	2.50	5/1/50	49
17	Freddie Mac, Pool #RB5054	2.50	6/1/40	18

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$23	Freddie Mac, Pool #G18470	2.50	6/1/28	$24
23	Freddie Mac, Pool #G18485	2.50	10/1/28	24
25	Freddie Mac, Pool #QC2251	2.50	5/1/51	26
12	Freddie Mac, Pool #RB5043	2.50	4/1/40	12
23	Freddie Mac, Pool #QB3703	2.50	9/1/50	23
49	Freddie Mac, Pool #SD8141	2.50	4/1/51	51
22	Freddie Mac, Pool #ZS4687	2.50	11/1/46	23
10	Freddie Mac, Pool #ZK8425	2.50	12/1/31	11
10	Freddie Mac, Pool #G18687	2.50	5/1/33	10
24	Freddie Mac, Pool #RA2645	2.50	6/1/50	25
24	Freddie Mac, Pool #SD8122	2.50	1/1/51	24
35	Freddie Mac, Pool #G18611	2.50	9/1/31	37
12	Freddie Mac, Pool #QA5290	2.50	12/1/49	13
24	Freddie Mac, Pool #SD8129	2.50	2/1/51	25
21	Freddie Mac, Pool #RA2897	2.50	6/1/50	22
29	Freddie Mac, Pool #ZS8483	2.50	3/1/28	30
20	Freddie Mac, Pool #RA2595	2.50	5/1/50	21
25	Freddie Mac, Series K-1514, Class - A2, Callable 10/25/34 @ 100.00	2.86	10/25/34	28
11	Freddie Mac, Pool #G61680	3.00	4/1/47	11
9	Freddie Mac, Pool #QA1033	3.00	7/1/49	9
10	Freddie Mac, Pool #ZM2169	3.00	11/1/46	10
21	Freddie Mac, Pool #SD8030	3.00	11/1/49	22
16	Freddie Mac, Pool #QA9049	3.00	4/1/50	17
19	Freddie Mac, Pool #G08737	3.00	12/1/46	20
6	Freddie Mac, Pool #J25193	3.00	8/1/23	6
10	Freddie Mac, Pool #ZM2089	3.00	11/1/46	11
40	Freddie Mac, Pool #ZS4697	3.00	1/1/47	42
9	Freddie Mac, Pool #ZS4688	3.00	11/1/46	9
6	Freddie Mac, Pool #C91809	3.00	2/1/35	7
12	Freddie Mac, Pool #J36428	3.00	2/1/32	12
17	Freddie Mac, Pool #ZS4658	3.00	4/1/46	18
11	Freddie Mac, Pool #J38057	3.00	12/1/32	12
8	Freddie Mac, Pool #G18601	3.00	5/1/31	9
12	Freddie Mac, Pool #SD8056	3.00	4/1/50	12
51	Freddie Mac, Pool #ZS4522	3.00	7/1/43	54
25	Freddie Mac, Pool #ZS4606	3.00	3/1/45	26
21	Freddie Mac, Pool #ZS4706	3.00	3/1/47	22
9	Freddie Mac, Pool #G08803	3.00	3/1/48	9
5	Freddie Mac, Pool #G18518	3.00	7/1/29	6
17	Freddie Mac, Pool #SD8074	3.00	7/1/50	17
15	Freddie Mac, Pool #SB8046	3.00	5/1/35	16
35	Freddie Mac, Pool #ZS4511	3.00	3/1/43	37
22	Freddie Mac, Pool #ZA2304	3.00	6/1/33	23
10	Freddie Mac, Pool #ZM2721	3.00	2/1/47	10
49	Freddie Mac, Pool #C09035	3.00	4/1/43	52
9	Freddie Mac, Pool #C91927	3.00	5/1/37	9
25	Freddie Mac, Pool #G60989	3.00	12/1/46	26
19	Freddie Mac, Pool #G18663	3.00	10/1/32	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$15	Freddie Mac, Pool #QA8065	3.00	3/1/50	$16
7	Freddie Mac, Pool #G08635	3.00	4/1/45	7
16	Freddie Mac, Pool #G15145	3.00	7/1/29	16
46	Freddie Mac, Pool #ZS4487	3.50	6/1/42	49
13	Freddie Mac, Pool #Q43933	3.50	10/1/46	14
17	Freddie Mac, Pool #RA2469	3.50	4/1/50	18
27	Freddie Mac, Pool #G08554	3.50	10/1/43	29
17	Freddie Mac, Pool #SB8007	3.50	9/1/34	18
12	Freddie Mac, Pool #G08784	3.50	10/1/47	12
7	Freddie Mac, Pool #ZS4599	3.50	1/1/45	7
7	Freddie Mac, Pool #J14069	3.50	1/1/26	7
14	Freddie Mac, Pool #G61148	3.50	9/1/47	15
9	Freddie Mac, Pool #V83453	3.50	10/1/47	9
6	Freddie Mac, Pool #Q57871	3.50	8/1/48	7
6	Freddie Mac, Pool #G08770	3.50	7/1/47	7
8	Freddie Mac, Pool #G08620	3.50	12/1/44	9
16	Freddie Mac, Pool #RA1508	3.50	10/1/49	17
20	Freddie Mac, Pool #C03759	3.50	2/1/42	21
26	Freddie Mac, Pool #G08636	3.50	4/1/45	28
12	Freddie Mac, Pool #ZS4651	3.50	3/1/46	13
12	Freddie Mac, Pool #SD8011	3.50	9/1/49	13
7	Freddie Mac, Pool #ZS4713	3.50	4/1/47	7
13	Freddie Mac, Pool #G08698	3.50	3/1/46	14
24	Freddie Mac, Pool #ZS4642	3.50	12/1/45	26
12	Freddie Mac, Pool #G08761	3.50	5/1/47	13
21	Freddie Mac, Pool #Q09896	3.50	8/1/42	23
6	Freddie Mac, Pool #G08627	3.50	2/1/45	6
20	Freddie Mac, Pool #C91456	3.50	6/1/32	22
7	Freddie Mac, Pool #J30284	3.50	11/1/29	8
5	Freddie Mac, Pool #ZS4771	3.50	6/1/48	6
10	Freddie Mac, Pool #Q53176	3.50	12/1/47	11
13	Freddie Mac, Pool #G08687	3.50	1/1/46	14
8	Freddie Mac, Pool #ZA5128	3.50	12/1/47	8
7	Freddie Mac, Pool #ZS4659	3.50	4/1/46	7
7	Freddie Mac, Pool #ZA6946	4.00	5/1/49	7
14	Freddie Mac, Pool #G08775	4.00	8/1/47	15
9	Freddie Mac, Pool #Q58680	4.00	9/1/48	9
14	Freddie Mac, Pool #ZS4631	4.00	9/1/45	15
11	Freddie Mac, Pool #SD0290	4.00	4/1/50	12
24	Freddie Mac, Pool #ZL7781	4.00	2/1/44	26
15	Freddie Mac, Pool #A96286	4.00	1/1/41	17
17	Freddie Mac, Pool #G08606	4.00	9/1/44	19
23	Freddie Mac, Pool #G08637	4.00	4/1/45	25
8	Freddie Mac, Pool #G08801	4.00	2/1/48	9
7	Freddie Mac, Pool #ZT2106	4.00	3/1/49	7
8	Freddie Mac, Pool #G08771	4.00	7/1/47	9
9	Freddie Mac, Pool #C91395	4.00	9/1/31	10
11	Freddie Mac, Pool #G08563	4.00	1/1/44	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$15	Freddie Mac, Pool #G08567	4.00	1/1/44	$16
6	Freddie Mac, Pool #ZT1840	4.00	9/1/48	6
21	Freddie Mac, Pool #G06506	4.00	12/1/40	23
10	Freddie Mac, Pool #ZT1320	4.00	11/1/48	11
15	Freddie Mac, Pool #SD8070	4.00	6/1/50	16
10	Freddie Mac, Pool #A97186	4.50	3/1/41	11
7	Freddie Mac, Pool #G08781	4.50	9/1/47	8
6	Freddie Mac, Pool #ZS4774	4.50	5/1/48	6
22	Freddie Mac, Pool #G01890	4.50	10/1/35	24
25	Freddie Mac, Pool #A97692	4.50	3/1/41	28
9	Freddie Mac, Pool #Q58217	4.50	9/1/48	9
2	Freddie Mac, Pool #C90686	4.50	6/1/23	2
9	Freddie Mac, Pool #Q52321	4.50	11/1/47	10
8	Freddie Mac, Pool #C09059	4.50	3/1/44	9
13	Freddie Mac, Pool #G04817	5.00	9/1/38	15
14	Freddie Mac, Pool #G05904	5.00	9/1/39	16
15	Freddie Mac, Pool #ZT1779	5.00	3/1/49	16
8	Freddie Mac, Pool #G08838	5.00	9/1/48	9
13	Freddie Mac, Pool #G01962	5.00	12/1/35	15
22	Freddie Mac, Pool #G01665	5.50	3/1/34	25
7	Freddie Mac, Pool #G03616	6.00	12/1/37	8
2	Freddie Mac, Pool #C90989	6.00	9/1/26	2
15	Freddie Mac, Pool #G02794	6.00	5/1/37	17
24	Government National Mortgage Association, Pool #MA7135	2.00	1/20/51	25
24	Government National Mortgage Association, Pool #MA7051	2.00	12/20/50	25
49	Government National Mortgage Association, Pool #MA7254	2.00	3/20/51	50
47	Government National Mortgage Association, Pool #MA6864	2.00	9/20/50	48
48	Government National Mortgage Association, Pool #MA6930	2.00	10/20/50	49
10	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	10
22	Government National Mortgage Association, Pool #MA6865	2.50	9/20/50	23
17	Government National Mortgage Association, Pool #MA6655	2.50	5/20/50	17
6	Government National Mortgage Association, Pool #MA1155	2.50	7/20/43	7
13	Government National Mortgage Association, Pool #MA6540	2.50	3/20/50	14
24	Government National Mortgage Association, Pool #MA6931	2.50	10/20/50	24
4	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	4
24	Government National Mortgage Association, Pool #MA6995	2.50	11/20/50	25
36	Government National Mortgage Association, Pool #MA4260	2.50	2/20/47	37
10	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	11
42	Government National Mortgage Association, Pool #MA6819	2.50	8/20/50	43
12	Government National Mortgage Association, Pool #MA6338	3.00	12/20/49	12
16	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	17
13	Government National Mortgage Association, Pool #AA5897	3.00	12/15/42	14
19	Government National Mortgage Association, Pool #MA3375	3.00	1/20/46	20
17	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	18
26	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	28
13	Government National Mortgage Association, Pool #MA4195	3.00	1/20/47	14
15	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	16
23	Government National Mortgage Association, Pool #MA1011	3.00	5/20/43	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$12	Government National Mortgage Association, Pool #MA6409	3.00	1/20/50	$13
24	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	25
23	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	24
30	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	32
18	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	19
22	Government National Mortgage Association, Pool #MA4003	3.00	10/20/46	24
15	Government National Mortgage Association, Pool #MA4836	3.00	11/20/47	16
10	Government National Mortgage Association, Pool #MA4068	3.00	11/20/46	10
12	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	12
17	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	18
28	Government National Mortgage Association, Pool #MA1447	3.00	11/20/43	30
9	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	9
10	Government National Mortgage Association, Pool #MA5815	3.00	3/20/49	10
12	Government National Mortgage Association, Pool #MA6089	3.00	8/20/49	12
17	Government National Mortgage Association, Pool #MA6710	3.00	6/20/50	17
36	Government National Mortgage Association, Pool #MA6766	3.00	7/20/50	37
24	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	25
19	Government National Mortgage Association, Pool #MA6820	3.00	8/20/50	20
11	Government National Mortgage Association, Pool #MA6283	3.00	11/20/49	12
17	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	18
13	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	14
6	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	7
13	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	14
12	Government National Mortgage Association, Pool #MA3243	3.00	11/20/45	13
12	Government National Mortgage Association, Pool #MA4126	3.00	12/20/46	12
31	Government National Mortgage Association, Pool #MA6656	3.00	5/20/50	33
14	Government National Mortgage Association, Pool #MA6599	3.00	4/20/50	15
24	Government National Mortgage Association, Pool #MA6474	3.00	2/20/50	25
9	Government National Mortgage Association, Pool #MA4261	3.00	2/20/47	9
14	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	15
10	Government National Mortgage Association, Pool #MA4509	3.00	6/20/47	11
14	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	14
13	Government National Mortgage Association, Pool #MA3105	3.50	9/20/45	13
12	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	13
16	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	17
15	Government National Mortgage Association, Pool #MA3937	3.50	9/20/46	16
14	Government National Mortgage Association, Pool #MA5875	3.50	4/20/49	15
15	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	16
9	Government National Mortgage Association, Pool #AJ0411	3.50	9/15/44	9
13	Government National Mortgage Association, Pool #MA2223	3.50	9/20/44	14
9	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	10
7	Government National Mortgage Association, Pool #AB9211	3.50	11/15/42	7
10	Government National Mortgage Association, Pool #MA4962	3.50	1/20/48	10
8	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	8
12	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	13
15	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	15
7	Government National Mortgage Association, Pool #MA5762	3.50	2/20/49	7
13	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$15	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	$16
16	Government National Mortgage Association, Pool #MA4719	3.50	9/20/47	17
13	Government National Mortgage Association, Pool #MA5136	3.50	4/20/48	13
17	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	18
9	Government National Mortgage Association, Pool #MA5191	3.50	5/20/48	10
6	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	7
10	Government National Mortgage Association, Pool #MA2826	3.50	5/20/45	10
14	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	14
13	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	14
24	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	25
15	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	16
22	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	23
14	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	15
12	Government National Mortgage Association, Pool #MA5019	3.50	2/20/48	12
10	Government National Mortgage Association, Pool #MA6219	3.50	10/20/49	10
18	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	20
8	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	8
7	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	8
17	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	19
19	Government National Mortgage Association, Pool #MA0318	3.50	8/20/42	20
7	Government National Mortgage Association, Pool #MA5816	3.50	3/20/49	7
8	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	9
18	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	20
26	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	27
4	Government National Mortgage Association, Pool #MA1600	3.50	1/20/44	4
11	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	11
14	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	14
10	Government National Mortgage Association, Pool #MA6339	3.50	12/20/49	11
36	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	38
14	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	15
8	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	9
11	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	11
6	Government National Mortgage Association, Pool #MA5466	4.00	9/20/48	7
16	Government National Mortgage Association, Pool #MA6040	4.00	7/20/49	17
6	Government National Mortgage Association, Pool #MA0023	4.00	4/20/42	6
10	Government National Mortgage Association, Pool #MA5931	4.00	5/20/49	11
6	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	6
19	Government National Mortgage Association, Pool #MA6091	4.00	8/20/49	20
10	Government National Mortgage Association, Pool #MA6155	4.00	9/20/49	10
40	Government National Mortgage Association, Pool #MA1091	4.00	6/20/43	44
12	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	13
6	Government National Mortgage Association, Pool #MA4452	4.00	5/20/47	7
7	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	7
10	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	11
10	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	11
6	Government National Mortgage Association, Pool #MA5651	4.00	12/20/48	7
13	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	14
6	Government National Mortgage Association, Pool #BD9886	4.00	1/15/48	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$5	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	$6
13	Government National Mortgage Association, Pool #MA4587	4.00	7/20/47	14
12	Government National Mortgage Association, Pool #MA4383	4.00	4/20/47	13
6	Government National Mortgage Association, Pool #MA5710	4.00	1/20/49	6
8	Government National Mortgage Association, Pool #MA3522	4.00	3/20/46	9
6	Government National Mortgage Association, Pool #MA5595	4.00	11/20/48	7
6	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	7
18	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	19
10	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	11
5	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	5
6	Government National Mortgage Association, Pool #MA5876	4.00	4/20/49	7
7	Government National Mortgage Association, Pool #MA5986	4.00	6/20/49	7
6	Government National Mortgage Association, Pool #MA5818	4.50	3/20/49	6
12	Government National Mortgage Association, Pool #MA5399	4.50	8/20/48	13
12	Government National Mortgage Association, Pool #MA5764	4.50	2/20/49	13
6	Government National Mortgage Association, Pool #MA5596	4.50	11/20/48	6
11	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	12
8	Government National Mortgage Association, Pool #MA2373	4.50	11/20/44	9
22	Government National Mortgage Association, Pool #721760	4.50	8/15/40	24
5	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	5
19	Government National Mortgage Association, Pool #MA5987	4.50	6/20/49	20
37	Government National Mortgage Association, Pool #4801	4.50	9/20/40	40
8	Government National Mortgage Association, Pool #738906	4.50	10/15/41	10
6	Government National Mortgage Association, Pool #MA5193	4.50	5/20/48	6
6	Government National Mortgage Association, Pool #BA2485	4.50	4/15/47	7
6	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	6
15	Government National Mortgage Association, Pool #697946	5.00	3/15/39	16
9	Government National Mortgage Association, Pool #MA5988	5.00	6/20/49	9
5	Government National Mortgage Association, Pool #MA5530	5.00	10/20/48	6
22	Government National Mortgage Association, Pool #4559	5.00	10/20/39	25
5	Government National Mortgage Association, Pool #MA5653	5.00	12/20/48	5
9	Government National Mortgage Association, Pool #MA5933	5.00	5/20/49	9
9	Government National Mortgage Association, Pool #510835	5.50	2/15/35	11
12	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	13
11	Government National Mortgage Association, Pool #4222	6.00	8/20/38	13
25	Government National Mortgage Association, 30 YR TBA	2.00	8/20/51	25
325	Government National Mortgage Association, 30 YR TBA	2.00	7/20/51	332
350	Government National Mortgage Association, 30 YR TBA	2.50	7/20/51	363
50	Government National Mortgage Association, 30 YR TBA	2.50	8/20/51	52
	Total U.S. Government Agency Mortgages			13,689

	U.S. Government Agency Securities — 1.16%
25	Fannie Mae	0.25	5/22/23	25
25	Fannie Mae	0.50	6/17/25	25
25	Fannie Mae	0.75	10/8/27	24
25	Fannie Mae, Callable 9/18/21 @ 100.00	0.88	12/18/26	25
25	Fannie Mae	1.63	1/7/25	26
30	Fannie Mae	2.13	4/24/26	32

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities (continued)
$10	Fannie Mae	5.63	7/15/37	$15
20	Fannie Mae	6.63	11/15/30	29
25	Federal Farm Credit Bank	0.15	9/9/22	25
25	Federal Farm Credit Bank	0.25	2/26/24	25
50	Federal Farm Credit Bank	0.38	4/8/22	49
50	Federal Home Loan Bank	0.13	6/2/23	50
25	Federal Home Loan Bank	1.38	2/17/23	25
25	Federal Home Loan Bank	2.13	3/10/23	26
40	Federal Home Loan Bank	2.88	9/13/24	43
25	Freddie Mac	0.13	10/16/23	25
25	Freddie Mac	0.25	11/6/23	25
25	Freddie Mac	0.25	6/8/22	25
50	Freddie Mac	0.25	12/4/23	50
50	Freddie Mac	0.38	7/21/25	49
25	Freddie Mac	0.38	4/20/23	25
15	Freddie Mac	6.25	7/15/32	22
10	Freddie Mac	6.75	3/15/31	15
25	Freddie Mac	6.75	9/15/29	36
5	Tennessee Valley Authority	3.50	12/15/42	6
30	Tennessee Valley Authority	5.88	4/1/36	45
	Total U.S. Government Agency Securities			767

	Corporate Bonds — 37.41%
70	AbbVie, Inc. (Biotechnology), Callable 8/14/28 @ 100.00	4.25	11/14/28	81
215	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	261
70	Air Products And Chemicals, Inc. (Chemicals), Callable 3/15/27 @ 100.00	1.85	5/15/27	72
25	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	30
100	Amgen, Inc. (Biotechnology), Callable 5/19/26 @ 100.00	2.60	8/19/26	106
155	Amgen, Inc. (Biotechnology), Callable 8/21/39 @ 100.00	3.15	2/21/40	161
420	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/5/26 @ 100.00	3.50	12/5/26	465
90	Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	113
310	Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 12/1/39 @ 100.00	4.35	6/1/40	367
40	Anthem, Inc. (Health Care Providers & Services), Callable 2/15/30 @ 100.00	2.25	5/15/30	40
185	Anthem, Inc. (Health Care Providers & Services), Callable 12/1/27 @ 100.00	4.10	3/1/28	212
70	Anthem, Inc. (Health Care Providers & Services)	4.63	5/15/42	87
160	Apple, Inc. (Technology Hardware, Storage & Peripherals), Callable 8/23/45 @ 100.00	4.65	2/23/46	212
430	AT&T, Inc. (Diversified Telecommunication Services), Callable 12/1/26 @ 100.00	4.25	3/1/27	488
200	AT&T, Inc. (Diversified Telecommunication Services), Callable 1/1/24 @ 100.00	4.45	4/1/24	219
20	AT&T, Inc. (Diversified Telecommunication Services), Callable 9/9/48 @ 100.00	4.55	3/9/49	24
215	AT&T, Inc. (Diversified Telecommunication Services)	5.35	9/1/40	276
90	AT&T, Inc. (Diversified Telecommunication Services)	5.55	8/15/41	118
65	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	76
35	Atmos Energy Corp. (Gas Utilities), Callable 7/15/42 @ 100.00	4.15	1/15/43	41
430	Bank of America Corp. (Banks), Callable 12/20/27 @ 100.00	3.42 (US0003M + 104 bps)(b)	12/20/28	468
60	Bank of America Corp., MTN (Banks), Callable 1/20/27 @ 100.00	3.82 (US0003M + 158 bps)(b)	1/20/28	66

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$500	Bank of America Corp., MTN (Banks), Callable 2/7/29 @ 100.00	3.97 (US0003M + 121 bps)(b)	2/7/30	$566
165	Berkshire Hathaway, Inc. (Multi-Utilities), Callable 8/1/44 @ 200.00	4.50	2/1/45	203
45	BP Capital Markets America, Inc. (Diversified Financial Services), Callable 1/6/30 @ 100.00	3.63	4/6/30	50
75	Bristol-Myers Squibb Co. (Pharmaceuticals), Callable 4/26/49 @ 100.00	4.25	10/26/49	95
75	Bristol-Myers Squibb Co. (Pharmaceuticals)	6.80	11/15/26	96
317	Brown & Brown, Inc. (Insurance), Callable 12/15/28 @ 100.00	4.50	3/15/29	364
170	Bunge Limited Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	183
80	Capital One Financial Corp. (Consumer Finance), Callable 1/5/25 @ 100.00	3.20	2/5/25	86
130	Capital One Financial Corp. (Consumer Finance), Callable 9/30/24 @ 100.00	3.30	10/30/24	140
220	Capital One Financial Corp. (Consumer Finance), Callable 3/31/25 @ 100.00	4.25	4/30/25	245
60	Caterpillar, Inc. (Machinery), Callable 1/9/30 @ 100.00	2.60	4/9/30	64
30	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	42
595	Citigroup, Inc. (Banks), Callable 7/21/26 @ 100.00	3.20	10/21/26	644
135	Citigroup, Inc. (Banks), Callable 3/31/30 @ 100.00	4.41 (SOFR + 391 bps)(b)	3/31/31	158
25	Comcast Corp. (Media)	4.65	7/15/42	31
245	Comcast Corp. (Media)	4.75	3/1/44	314
170	ConocoPhillips (Oil, Gas & Consumable Fuels)	6.50	2/1/39	251
20	Consolidated Edison Company of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	29
255	Constellation Brands, Inc. (Beverages), Callable 5/1/29 @ 100.00	3.15	8/1/29	274
230	CSX Corp. (Road & Rail)	6.22	4/30/40	334
184	CVS Health Corp. (Health Care Providers & Services), Callable 12/25/27 @ 100.00	4.30	3/25/28	211
260	CVS Health Corp. (Health Care Providers & Services), Callable 9/25/37 @ 100.00	4.78	3/25/38	320
188	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	232
50	Digital Realty Trust LP (Equity Real Estate Investment Trusts), Callable 4/15/28 @ 100.00	4.45	7/15/28	58
90	Dominion Energy Gas Holding LLC, Series B (Multi-Utilities), Callable 8/15/29 @ 100.00	3.00	11/15/29	95
225	Dominion Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	243
35	Duke Energy Carolinas LLC (Electric Utilities), Callable 6/15/41 @ 100.00	4.25	12/15/41	42
25	Duke Energy Progress LLC (Electric Utilities), Callable 2/15/45 @ 100.00	4.20	8/15/45	30
55	E.I. du Pont de Nemours and Co. (Chemicals), Callable 4/15/30 @ 100.00	2.30	7/15/30	56
85	Eaton Corp. (Electrical Equipment), Callable 6/15/27 @ 100.00	3.10	9/15/27	92
65	Ecolab, Inc. (Chemicals), Callable 12/24/29 @ 100.00	4.80	3/24/30	79
5	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	6
80	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 11/15/25 @ 100.00	3.70	2/15/26	88
204	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	249
195	FedEx Corp., Series 2020-1, AA (Air Freight & Logistics)	1.88	8/20/35	193
140	Fiserv, Inc. (IT Services), Callable 4/1/29 @ 100.00	3.50	7/1/29	154
10	Fiserv, Inc. (IT Services), Callable 1/1/49 @ 100.00	4.40	7/1/49	12
270	General Electric Co. (Industrial Conglomerates), Callable 3/1/27 @ 100.00	3.45	5/1/27	297
135	General Electric Co. (Industrial Conglomerates), Callable 2/1/30 @ 100.00	3.63	5/1/30	150
355	General Motors Co. (Automobiles), Callable 9/1/25 @ 100.00	6.13	10/1/25	419
111	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	136
25	GlaxoSmithKline Capital, Inc. (Diversified Financial Services)	6.38	5/15/38	37
315	Healthcare Trust of America Holdings LP (Equity Real Estate Investment Trusts), Callable 5/1/26 @ 100.00	3.50	8/1/26	345
65	Intel Corp. (Semiconductors & Semiconductor Equipment), Callable 6/8/47 @ 100.00	3.73	12/8/47	74
75	International Business Machines Corp. (IT Services)	4.00	6/20/42	88

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$105	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	$151
25	JPMorgan Chase & Co. (Banks), Callable 10/15/29 @ 100.00	2.74 (SOFR + 151 bps)(b)	10/15/30	26
30	JPMorgan Chase & Co. (Banks), Callable 5/1/27 @ 100.00	3.54 (US0003M + 138 bps)(b)	5/1/28	33
165	JPMorgan Chase & Co. (Banks), Callable 5/6/29 @ 100.00	3.70 (US0003M + 116 bps)(b)	5/6/30	184
515	JPMorgan Chase & Co. (Banks), Callable 4/23/28 @ 100.00	4.00 (US0003M + 112 bps)(b)	4/23/29	580
135	JPMorgan Chase & Co. (Banks)	8.00	4/29/27	182
235	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels), Callable 12/1/44 @ 100.00	5.55	6/1/45	302
110	Lincoln National Corp. (Insurance), Callable 9/15/26 @ 100.00	3.63	12/12/26	122
175	Lincoln National Corp. (Insurance)	7.00	6/15/40	267
30	Lockheed Martin Corp. (Aerospace & Defense), Callable 9/1/44 @ 100.00	3.80	3/1/45	35
70	Lockheed Martin Corp. (Aerospace & Defense)	4.07	12/15/42	85
90	LYB International Finance III LLC (Chemicals), Callable 2/1/30 @ 100.00	3.38	5/1/30	98
70	Martin Marietta Materials, Inc. (Construction Materials), Callable 3/1/27 @ 100.00	3.45	6/1/27	77
75	Martin Marietta Materials, Inc. (Construction Materials), Callable 9/15/27 @ 100.00	3.50	12/15/27	83
135	Martin Marietta Materials, Inc. (Construction Materials), Callable 4/2/24 @ 100.00	4.25	7/2/24	147
145	Microsoft Corp. (Software), Callable 9/17/61 @ 100.00	3.04	3/17/62	155
105	Mohawk Industries, Inc. (Household Durables), Callable 2/15/30 @ 100.00	3.63	5/15/30	115
180	Morgan Stanley (Capital Markets)	3.88	1/27/26	201
395	Morgan Stanley, MTN (Capital Markets), Callable 1/23/29 @ 100.00	4.43 (US0003M + 163 bps)(b)	1/23/30	462
110	National Retail Properties, Inc. (Equity Real Estate Investment Trusts), Callable 1/15/30 @ 200.00	2.50	4/15/30	112
130	National Rural Utilities Cooperative Finance Corp. (Diversified Financial Services), Callable 1/25/27 @ 100.00	3.05	4/25/27	142
90	NextEra Energy Capital Holdings, Inc. (Electric Utilities), Callable 4/1/25 @ 100.00	2.75	5/1/25	95
130	Northrop Grumman Corp. (Aerospace & Defense), Callable 4/15/47 @ 100.00	4.03	10/15/47	154
35	Nucor Corp. (Metals & Mining), Callable 3/1/30 @ 100.00	2.70	6/1/30	37
125	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	169
145	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 1/1/30 @ 100.00	2.85	4/1/30	157
220	Oklahoma Gas and Electric Co. (Electric Utilities), Callable 2/15/28 @ 100.00	3.80	8/15/28	246
173	Oracle Corp. (Software)	5.38	7/15/40	224
120	Pfizer, Inc. (Pharmaceuticals), Callable 3/15/38 @ 100.00	4.10	9/15/38	146
160	Philip Morris International, Inc. (Tobacco)	4.50	3/20/42	190
155	Principal Financial Group, Inc. (Insurance), Callable 2/15/29 @ 100.00	3.70	5/15/29	173
255	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	349
70	Prudential Financial, Inc., MTN (Insurance), Callable 9/10/39 @ 100.00	3.00	3/10/40	72
110	Prudential Financial, Inc. (Insurance)	4.60	5/15/44	139
15	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	23
30	Public Service Electric & Gas Co. (Electric Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	34
280	RELX Capital, Inc. (Professional Services), Callable 2/22/30 @ 100.00	3.00	5/22/30	299
155	Rockwell Collins, Inc. (Aerospace & Defense), Callable 12/15/26 @ 100.00	3.50	3/15/27	168
190	Roper Technologies, Inc. (Industrial Conglomerates), Callable 9/15/25 @ 100.00	3.85	12/15/25	210
90	Roper Technologies, Inc. (Industrial Conglomerates), Callable 6/15/28 @ 100.00	4.20	9/15/28	103
30	Southern Company Gas Capital Corp. (Electric Utilities), Callable 3/15/26 @ 100.00	3.25	6/15/26	33

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$80	Southern Company Gas Capital Corp. (Electric Utilities), Callable 11/30/46 @ 100.00	4.40	5/30/47	$94
125	Southwest Airlines Co. (Airlines), Callable 4/15/27 @ 200.00	5.13	6/15/27	147
72	Southwest Airlines Co., Series 2017-1 (Airlines)	6.15	2/1/24	74
255	Sunoco Logistics Partners Operations LP (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	264
185	Sunoco Logistics Partners Operations LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	203
150	TCI Communications, Inc. (Media)	7.88	2/15/26	194
470	The Goldman Sachs Group, Inc. (Capital Markets), Callable 6/5/27 @ 100.00	3.69 (US0003M + 151 bps)(b)	6/5/28	518
215	The Goldman Sachs Group, Inc. (Capital Markets), Callable 1/26/26 @ 100.00	3.85	1/26/27	236
55	The Home Depot, Inc. (Specialty Retail), Callable 6/6/48 @ 100.00	4.50	12/6/48	71
145	The Home Depot, Inc. (Specialty Retail), Callable 3/15/40 @ 100.00	5.40	9/15/40	200
125	The Interpublic Group of Companies, Inc. (Media)	4.20	4/15/24	136
205	The Interpublic Group of Companies, Inc. (Media), Callable 12/30/29 @ 100.00	4.75	3/30/30	242
120	The Travelers Companies, Inc. (Insurance)	6.25	6/15/37	176
175	The Walt Disney Co. (Entertainment), Callable 3/15/44 @ 100.00	4.75	9/15/44	229
115	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services), Callable 12/25/29 @ 100.00	4.50	3/25/30	137
120	Toyota Motor Credit Corp., MTN (Consumer Finance)	3.38	4/1/30	135
70	Travelers Companies, Inc. (Insurance)	5.35	11/1/40	97
95	Union Pacific Corp. (Road & Rail), Callable 6/10/28 @ 100.00	3.95	9/10/28	109
15	United Parcel Service, Inc. (Air Freight & Logistics), Callable 9/15/48 @ 100.00	4.25	3/15/49	19
50	United Technologies Corp. (Aerospace & Defense)	4.50	6/1/42	62
45	UnitedHealth Group, Inc. (Health Care Providers & Services), Callable 5/15/41 @ 100.00	4.63	11/15/41	57
95	UnitedHealth Group, Inc. (Health Care Providers & Services)	4.75	7/15/45	125
135	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63	6/15/37	185
375	Verizon Communications, Inc. (Diversified Telecommunication Services)	4.33	9/21/28	435
180	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.01	8/21/54	246
130	Virginia Electric and Power Co., Series B (Electric Utilities), Callable 3/15/47 @ 100.00	3.80	9/15/47	149
80	Virginia Electric and Power Co., Series D (Electric Utilities), Callable 2/15/43 @ 100.00	4.65	8/15/43	101
60	Walmart, Inc. (Food & Staples Retailing)	5.63	4/1/40	86
235	Wells Fargo & Co., MTN (Banks), Callable 10/30/29 @ 100.00	2.88 (US0003M + 117 bps)(b)	10/30/30	249
495	Wells Fargo & Co. (Banks)	3.00	4/22/26	531
120	Wells Fargo & Co., MTN (Banks), Callable 5/22/27 @ 100.00	3.58 (US0003M + 131 bps)(b)	5/22/28	132
70	Wells Fargo & Co., MTN (Banks), Callable 10/24/28 @ 100.00	4.15	1/24/29	80
55	WestRock MWV LLC (Containers & Packaging)	8.20	1/15/30	77
265	WRKCo, Inc. (Containers & Packaging), Callable 1/15/26 @ 100.00	4.65	3/15/26	303
165	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	241
	Total Corporate Bonds			24,778

	U.S. Treasury Obligations — 29.91%
65	U.S. Treasury Bond	1.13	5/15/40	56
28	U.S. Treasury Bond	1.13	8/15/40	24
105	U.S. Treasury Bond	1.25	5/15/50	86
50	U.S. Treasury Bond	1.38	11/15/40	45
115	U.S. Treasury Bond	1.38	8/15/50	97

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$140	U.S. Treasury Bond	1.63	11/15/50	$126
86	U.S. Treasury Bond	1.88	2/15/51	82
40	U.S. Treasury Bond	1.88	2/15/41	39
106	U.S. Treasury Bond	2.00	2/15/50	104
101	U.S. Treasury Bond	2.25	8/15/49	105
30	U.S. Treasury Bond	2.25	5/15/41	31
117	U.S. Treasury Bond	2.25	8/15/46	121
60	U.S. Treasury Bond	2.38	5/15/51	64
96	U.S. Treasury Bond	2.38	11/15/49	102
125	U.S. Treasury Bond	2.50	5/15/46	135
60	U.S. Treasury Bond	2.50	2/15/45	65
120	U.S. Treasury Bond	2.50	2/15/46	130
80	U.S. Treasury Bond	2.75	11/15/47	91
20	U.S. Treasury Bond	2.75	11/15/42	23
55	U.S. Treasury Bond	2.75	8/15/47	63
100	U.S. Treasury Bond	2.88	5/15/43	115
94	U.S. Treasury Bond	2.88	5/15/49	110
115	U.S. Treasury Bond	2.88	11/15/46	133
110	U.S. Treasury Bond	2.88	8/15/45	127
100	U.S. Treasury Bond	3.00	11/15/44	118
50	U.S. Treasury Bond	3.00	11/15/45	59
95	U.S. Treasury Bond	3.00	8/15/48	113
90	U.S. Treasury Bond	3.00	2/15/49	108
50	U.S. Treasury Bond	3.00	5/15/45	59
50	U.S. Treasury Bond	3.00	2/15/48	60
75	U.S. Treasury Bond	3.00	2/15/47	89
55	U.S. Treasury Bond	3.00	5/15/47	65
80	U.S. Treasury Bond	3.13	5/15/48	98
22	U.S. Treasury Bond	3.13	2/15/42	26
115	U.S. Treasury Bond	3.13	8/15/44	138
15	U.S. Treasury Bond	3.13	11/15/41	18
90	U.S. Treasury Bond	3.13	2/15/43	107
75	U.S. Treasury Bond	3.38	5/15/44	93
30	U.S. Treasury Bond	3.38	11/15/48	38
8	U.S. Treasury Bond	3.50	2/15/39	10
100	U.S. Treasury Bond	3.63	2/15/44	129
75	U.S. Treasury Bond	3.63	8/15/43	97
33	U.S. Treasury Bond	3.75	8/15/41	43
75	U.S. Treasury Bond	3.75	11/15/43	98
10	U.S. Treasury Bond	3.88	8/15/40	13
35	U.S. Treasury Bond	4.38	5/15/41	49
25	U.S. Treasury Bond	4.38	2/15/38	34
25	U.S. Treasury Bond	4.38	11/15/39	35
15	U.S. Treasury Bond	4.38	5/15/40	21
20	U.S. Treasury Bond	4.50	2/15/36	27
35	U.S. Treasury Bond	4.63	2/15/40	50
70	U.S. Treasury Bond	4.75	2/15/41	103
40	U.S. Treasury Bond	5.00	5/15/37	58

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$20	U.S. Treasury Bond	5.25	2/15/29	$26
40	U.S. Treasury Bond	5.38	2/15/31	54
25	U.S. Treasury Bond	6.00	2/15/26	31
25	U.S. Treasury Bond	6.13	8/15/29	34
60	U.S. Treasury Bond	6.13	11/15/27	79
35	U.S. Treasury Bond	6.25	5/15/30	49
15	U.S. Treasury Bond	6.50	11/15/26	19
17	U.S. Treasury Bond	7.50	11/15/24	21
15	U.S. Treasury Bond	7.63	2/15/25	19
110	U.S. Treasury Note	0.13	7/31/22	110
130	U.S. Treasury Note	0.13	1/31/23	130
100	U.S. Treasury Note	0.13	11/30/22	100
25	U.S. Treasury Note	0.13	12/31/22	25
115	U.S. Treasury Note	0.13	9/30/22	115
25	U.S. Treasury Note	0.13	4/30/23	25
135	U.S. Treasury Note	0.13	5/31/23	135
120	U.S. Treasury Note	0.13	12/15/23	119
45	U.S. Treasury Note	0.13	10/15/23	45
120	U.S. Treasury Note	0.13	10/31/22	120
125	U.S. Treasury Note	0.13	1/15/24	124
50	U.S. Treasury Note	0.13	6/30/23	50
98	U.S. Treasury Note	0.13	2/28/23	98
65	U.S. Treasury Note	0.13	8/31/22	65
75	U.S. Treasury Note	0.13	2/15/24	75
100	U.S. Treasury Note	0.13	3/31/23	100
120	U.S. Treasury Note	0.25	3/15/24	120
100	U.S. Treasury Note	0.25	5/31/25	98
60	U.S. Treasury Note	0.25	6/30/25	59
120	U.S. Treasury Note	0.25	6/15/24	119
120	U.S. Treasury Note	0.25	5/15/24	119
55	U.S. Treasury Note	0.25	11/15/23	55
25	U.S. Treasury Note	0.25	9/30/25	24
125	U.S. Treasury Note	0.25	10/31/25	122
115	U.S. Treasury Note	0.25	8/31/25	113
60	U.S. Treasury Note	0.25	7/31/25	59
115	U.S. Treasury Note	0.38	9/30/27	110
85	U.S. Treasury Note	0.38	4/30/25	84
82	U.S. Treasury Note	0.38	1/31/26	80
120	U.S. Treasury Note	0.38	4/15/24	120
60	U.S. Treasury Note	0.38	11/30/25	59
100	U.S. Treasury Note	0.38	7/31/27	96
25	U.S. Treasury Note	0.38	12/31/25	25
70	U.S. Treasury Note	0.50	5/31/27	68
90	U.S. Treasury Note	0.50	3/15/23	90
105	U.S. Treasury Note	0.50	8/31/27	101
120	U.S. Treasury Note	0.50	10/31/27	115
130	U.S. Treasury Note	0.50	2/28/26	128
95	U.S. Treasury Note	0.50	6/30/27	92

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$175	U.S. Treasury Note	0.63	8/15/30	$163
120	U.S. Treasury Note	0.63	5/15/30	112
125	U.S. Treasury Note	0.63	11/30/27	121
5	U.S. Treasury Note	0.63	3/31/27	5
130	U.S. Treasury Note	0.63	12/31/27	126
125	U.S. Treasury Note	0.75	4/30/26	124
30	U.S. Treasury Note	0.75	5/31/26	30
135	U.S. Treasury Note	0.75	1/31/28	131
60	U.S. Treasury Note	0.88	6/30/26	60
185	U.S. Treasury Note	0.88	11/15/30	176
211	U.S. Treasury Note	1.13	2/15/31	204
70	U.S. Treasury Note	1.13	2/28/27	70
45	U.S. Treasury Note	1.13	2/28/25	46
130	U.S. Treasury Note	1.13	2/29/28	130
45	U.S. Treasury Note	1.25	8/31/24	46
130	U.S. Treasury Note	1.25	3/31/28	131
130	U.S. Treasury Note	1.25	4/30/28	130
125	U.S. Treasury Note	1.25	6/30/28	125
130	U.S. Treasury Note	1.25	5/31/28	130
70	U.S. Treasury Note	1.38	6/30/23	72
95	U.S. Treasury Note	1.38	1/31/25	98
60	U.S. Treasury Note	1.38	2/15/23	61
50	U.S. Treasury Note	1.38	10/15/22	51
75	U.S. Treasury Note	1.38	9/30/23	77
25	U.S. Treasury Note	1.38	8/31/23	26
50	U.S. Treasury Note	1.50	10/31/24	52
105	U.S. Treasury Note	1.50	2/28/23	107
5	U.S. Treasury Note	1.50	9/15/22	5
35	U.S. Treasury Note	1.50	1/31/27	36
63	U.S. Treasury Note	1.50	2/15/30	64
25	U.S. Treasury Note	1.50	8/15/26	26
25	U.S. Treasury Note	1.50	8/15/22	25
80	U.S. Treasury Note	1.50	9/30/24	83
80	U.S. Treasury Note	1.50	1/15/23	82
90	U.S. Treasury Note	1.50	11/30/24	93
100	U.S. Treasury Note	1.63	10/31/23	103
120	U.S. Treasury Note	1.63	5/15/31	122
65	U.S. Treasury Note	1.63	8/15/22	66
80	U.S. Treasury Note	1.63	5/31/23	82
102	U.S. Treasury Note	1.63	11/15/22	104
50	U.S. Treasury Note	1.63	12/15/22	51
130	U.S. Treasury Note	1.63	8/15/29	133
60	U.S. Treasury Note	1.63	4/30/23	62
120	U.S. Treasury Note	1.63	2/15/26	124
70	U.S. Treasury Note	1.63	9/30/26	73
20	U.S. Treasury Note	1.75	7/15/22	20
114	U.S. Treasury Note	1.75	5/15/23	117
80	U.S. Treasury Note	1.75	7/31/24	83

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$20	U.S. Treasury Note	1.75	12/31/26	$21
120	U.S. Treasury Note	1.75	11/15/29	124
88	U.S. Treasury Note	1.75	12/31/24	92
110	U.S. Treasury Note	1.75	9/30/22	112
75	U.S. Treasury Note	1.75	6/30/24	78
55	U.S. Treasury Note	1.75	1/31/23	56
85	U.S. Treasury Note	1.88	8/31/22	87
75	U.S. Treasury Note	1.88	7/31/26	79
25	U.S. Treasury Note	1.88	6/30/26	26
65	U.S. Treasury Note	1.88	7/31/22	66
20	U.S. Treasury Note	1.88	8/31/24	21
90	U.S. Treasury Note	1.88	9/30/22	92
70	U.S. Treasury Note	1.88	10/31/22	72
125	U.S. Treasury Note	2.00	5/31/24	131
95	U.S. Treasury Note	2.00	6/30/24	99
150	U.S. Treasury Note	2.00	11/30/22	154
70	U.S. Treasury Note	2.00	4/30/24	73
95	U.S. Treasury Note	2.00	7/31/22	97
160	U.S. Treasury Note	2.00	11/15/26	169
170	U.S. Treasury Note	2.00	2/15/25	178
75	U.S. Treasury Note	2.00	10/31/22	77
55	U.S. Treasury Note	2.13	7/31/24	58
170	U.S. Treasury Note	2.13	3/31/24	178
5	U.S. Treasury Note	2.13	2/29/24	5
90	U.S. Treasury Note	2.13	11/30/23	94
110	U.S. Treasury Note	2.13	12/31/22	113
65	U.S. Treasury Note	2.13	9/30/24	68
85	U.S. Treasury Note	2.13	5/15/25	90
100	U.S. Treasury Note	2.13	5/31/26	106
160	U.S. Treasury Note	2.25	8/15/27	171
80	U.S. Treasury Note	2.25	1/31/24	84
95	U.S. Treasury Note	2.25	11/15/25	101
175	U.S. Treasury Note	2.25	11/15/27	187
50	U.S. Treasury Note	2.25	4/30/24	53
80	U.S. Treasury Note	2.25	3/31/26	85
55	U.S. Treasury Note	2.25	12/31/24	58
165	U.S. Treasury Note	2.25	2/15/27	176
150	U.S. Treasury Note	2.25	11/15/24	159
80	U.S. Treasury Note	2.25	12/31/23	84
55	U.S. Treasury Note	2.25	10/31/24	58
120	U.S. Treasury Note	2.38	5/15/29	129
110	U.S. Treasury Note	2.38	1/31/23	114
80	U.S. Treasury Note	2.38	4/30/26	86
100	U.S. Treasury Note	2.38	8/15/24	106
100	U.S. Treasury Note	2.38	2/29/24	105
175	U.S. Treasury Note	2.38	5/15/27	187
67	U.S. Treasury Note	2.50	8/15/23	70
105	U.S. Treasury Note	2.50	5/15/24	111

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$60	U.S. Treasury Note	2.50	3/31/23	$62
50	U.S. Treasury Note	2.50	1/31/24	53
60	U.S. Treasury Note	2.50	2/28/26	65
60	U.S. Treasury Note	2.63	2/28/23	62
75	U.S. Treasury Note	2.63	3/31/25	81
85	U.S. Treasury Note	2.63	1/31/26	92
105	U.S. Treasury Note	2.63	6/30/23	110
90	U.S. Treasury Note	2.63	12/31/25	97
165	U.S. Treasury Note	2.63	2/15/29	181
100	U.S. Treasury Note	2.63	12/31/23	106
105	U.S. Treasury Note	2.75	2/15/28	116
90	U.S. Treasury Note	2.75	2/28/25	97
85	U.S. Treasury Note	2.75	8/31/25	92
100	U.S. Treasury Note	2.75	2/15/24	106
170	U.S. Treasury Note	2.75	11/15/23	180
90	U.S. Treasury Note	2.75	6/30/25	97
45	U.S. Treasury Note	2.75	4/30/23	47
35	U.S. Treasury Note	2.75	5/31/23	37
90	U.S. Treasury Note	2.75	7/31/23	95
105	U.S. Treasury Note	2.75	8/31/23	111
140	U.S. Treasury Note	2.88	5/15/28	156
90	U.S. Treasury Note	2.88	11/30/25	98
75	U.S. Treasury Note	2.88	7/31/25	82
50	U.S. Treasury Note	2.88	10/31/23	53
105	U.S. Treasury Note	2.88	9/30/23	111
90	U.S. Treasury Note	2.88	4/30/25	98
35	U.S. Treasury Note	2.88	11/30/23	37
200	U.S. Treasury Note	2.88	8/15/28	221
85	U.S. Treasury Note	3.00	9/30/25	93
85	U.S. Treasury Note	3.00	10/31/25	93
115	U.S. Treasury Note	3.13	11/15/28	130
	Total U.S. Treasury Obligations			19,811

	Yankee Dollars — 5.06%
85	America Movil SAB de CV (Wireless Telecommunication Services)	6.13	11/15/37	118
155	Aptiv PLC (Auto Components), Callable 10/15/25 @ 100.00	4.25	1/15/26	175
75	BHP Billiton Finance USA Ltd. (Metals & Mining)	5.00	9/30/43	101
185	BP Capital Markets PLC (Diversified Financial Services)	3.54	11/4/24	201
114	British Telecommunications PLC (Diversified Telecommunication Services)	9.63	12/15/30	176
170	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 6/15/25 @ 100.00	2.05	7/15/25	175
200	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85	6/1/27	221
160	Canadian Pacific Railway Co. (Road & Rail), Callable 12/5/29 @ 100.00	2.05	3/5/30	159
25	Canadian Pacific Railway Co. (Road & Rail), Callable 11/1/25 @ 100.00	3.70	2/1/26	27
105	Deutsche Telekom International Finance BV (Diversified Telecommunication Services)	8.75(c)	6/15/30	157
90	Diageo Capital PLC (Diversified Financial Services)	5.88	9/30/36	128
55	Enbridge, Inc. (Oil, Gas & Consumable Fuels), Callable 4/15/27 @ 100.00	3.70	7/15/27	61
105	Equinor ASA (Oil, Gas & Consumable Fuels), Callable 1/6/30 @ 100.00	3.13	4/6/30	114
105	Equinor ASA (Oil, Gas & Consumable Fuels)	5.10	8/17/40	139

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Yankee Dollars (continued)
$140	Iberdrola International BV (Electric Utilities)	5.81	3/15/25	$162
145	Iberdrola International BV (Electric Utilities)	6.75	7/15/36	219
40	LYB International Finance II BV (Chemicals), Callable 12/2/26 @ 100.00	3.50	3/2/27	44
14	LyondellBasell Industries N.V. (Chemicals)	4.00	7/15/23	15
95	Nutrien Ltd. (Chemicals), Callable 2/13/30 @ 100.00	2.95	5/13/30	100
120	Orange SA (Diversified Telecommunication Services)	9.00	3/1/31	189
90	Shell International Finance BV (Oil, Gas & Consumable Fuels)	4.13	5/11/35	107
50	Shell International Finance BV (Diversified Financial Services)	4.55	8/12/43	62
55	Shell International Finance BV (Oil, Gas & Consumable Fuels)	6.38	12/15/38	81
75	Telefonica Emisiones SAU (Diversified Telecommunication Services)	7.05	6/20/36	108
140	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.10	6/1/40	191
35	Vodafone Group PLC (Wireless Telecommunication Services)	5.00	5/30/38	44
55	Vodafone Group PLC (Wireless Telecommunication Services)	6.15	2/27/37	76
	Total Yankee Dollars			3,350

Shares
	Investment Companies — 6.66%
178,189	State Street Institutional Treasury Money Market Fund, Premier Class	0.01(d)		178
4,234,442	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.01(d)		4,235
	Total Investment Companies			4,413

	Total Investments Before TBA Sale Commitments (cost $65,109) — 102.70%			68,020

Principal Amount (000)
	TBA Sale Commitments (e) — (0.24)%
$(25)	Fannie Mae, 30 YR TBA	3.50	8/25/51	(26)
(25)	Government National Mortgage Association, 30 YR TBA	3.00	7/20/51	(26)
(50)	Government National Mortgage Association, 30 YR TBA	3.50	7/20/51	(52)
(50)	Government National Mortgage Association, 30 YR TBA	4.50	7/20/51	(54)
	Total TBA Sale Commitments			(158)
	Liabilities in excess of other assets — (2.46)%			(1,632)
	Net Assets — 100.00%			$66,230

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2021.

(b)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2021.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate disclosed is the rate in effect on June 30, 2021.
(d)	Annualized 7-day yield as of period-end.
(e)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

bps—Basis Points
MTN—Medium Term Note
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced purchase or sale commitment. Security is subject to delayed delivery
US0003M—3 Month US Dollar LIBOR

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (concluded) — June 30, 2021

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The Core Fixed Income Portfolio	Agincourt Capital Management, LLC	Mellon Investments Corporation	HC Capital Solutions	Total
Asset Backed Securities	—	0.08%	—	0.08%
Collateralized Mortgage Obligations	—	1.75%	—	1.75%
U.S. Government Agency Mortgages	—	20.67%	—	20.67%
U.S. Government Agency Securities	—	1.16%	—	1.16%
Corporate Bonds	37.41%	—	—	37.41%
U.S. Treasury Obligations	—	29.91%	—	29.91%
Yankee Dollars	5.06%	—	—	5.06%
Investment Companies	0.27%	3.03%	3.36%	6.66%
TBA Sale Commitments	—	-0.24%	—	-0.24%
Other Assets (Liabilities)	0.38%	-2.83%	-0.01%	-2.46%
Total Net Assets	43.12%	53.53%	3.35%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Corporate Opportunities Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Rate %	Maturity Date	Value (000)
	Common Stock — 0.00%
1,740,900	ACC Claims Holding LLC (Communications Equipment)(a)(b)^			$—
	Total Common Stock			—

Principal Amount (000)
	Loan Participations and Assignments — 4.87%
$15,011	Centric Commercial Funding, LP(a)(c)	6.50 (US00001M with 1.00% floor + 550 bps)	10/9/22	14,958
	Total Loan Participations and Assignments			14,958

Shares
	Investment Companies — 93.24%
1,177,000	Federated Hermes Treasury Obligations Fund, Institutional Shares^^	0.01(d)		1,177
285,406,048	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.01(d)		285,406
	Total Investment Companies			286,583

	Total Investments (cost $301,601) — 98.11%			301,541
	Other assets in excess of liabilities — 1.89%			5,802
	Net Assets — 100.00%			$307,343

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2021.

^^	Purchased with cash collateral held from securities lending.

(a)	Security was valued using significant unobservable inputs as of June 30, 2021.

(b)	Escrow security due to bankruptcy.

(c)	The original loan commitment represents $24,000. The unfunded commitment represents $8,989 as of June 30, 2021 (amounts in thousands).

(d)	Annualized 7-day yield as of period-end.

bps—Basis Points

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The Corporate Opportunities Portfolio	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stock	0.00%	—	0.00%
Loan Participations and Assignments	—	4.87%	4.87%
Investment Companies	92.83%	0.41%	93.24%
Other Assets (Liabilities)	2.24%	-0.35%	1.89%
Total Net Assets	95.07%	4.93%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as 0.00% round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Corporate Opportunities Portfolio

Portfolio of Investments (concluded) — June 30, 2021

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2021.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
5-Year US Treasury Note Future	1,415	9/30/21	$174,653	$(256)
E-Mini S&P 500 Future	546	9/17/21	117,079	1,628
			$291,732	$1,372
	Total Unrealized Appreciation			$1,628
	Total Unrealized Depreciation			(256)
	Total Net Unrealized Appreciation/(Depreciation)			$1,372

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities — 3.62%
$250	Fannie Mae	0.25	11/27/23	$250
100	Fannie Mae	0.25	5/22/23	100
200	Fannie Mae	0.25	7/10/23	200
200	Fannie Mae	0.38	8/25/25	197
150	Fannie Mae	0.50	6/17/25	149
150	Fannie Mae	0.63	4/22/25	150
50	Fannie Mae	0.75	10/8/27	49
100	Fannie Mae, Callable 9/18/21 @ 100.00	0.88	12/18/26	99
200	Fannie Mae	0.88	8/5/30	190
125	Fannie Mae	1.75	7/2/24	130
100	Fannie Mae	1.88	9/24/26	105
150	Fannie Mae	2.13	4/24/26	159
200	Fannie Mae	2.50	2/5/24	211
250	Fannie Mae	2.63	9/6/24	267
95	Fannie Mae	6.25	5/15/29	129
160	Fannie Mae	6.63	11/15/30	232
180	Fannie Mae	7.25	5/15/30	267
250	Federal Farm Credit Bank	0.13	11/23/22	250
250	Federal Farm Credit Bank	0.15	9/9/22	250
200	Federal Farm Credit Bank	0.25	5/6/22	200
300	Federal Farm Credit Bank	0.25	2/26/24	299
350	Federal Farm Credit Bank	0.38	4/8/22	350
75	Federal Farm Credit Bank, Callable 12/23/21 @ 100.00	1.24	12/23/30	72
200	Federal Home Loan Bank	0.13	6/2/23	199
50	Federal Home Loan Bank	0.13	10/21/22	50
100	Federal Home Loan Bank	0.13	8/12/22	100
85	Federal Home Loan Bank	1.13	7/14/21	85
500	Federal Home Loan Bank	1.38	2/17/23	509
300	Federal Home Loan Bank	2.13	6/10/22	306
50	Federal Home Loan Bank	2.13	3/10/23	52
150	Federal Home Loan Bank	2.88	9/13/24	161
300	Federal Home Loan Bank	3.38	9/8/23	319
65	Federal Home Loan Bank	5.50	7/15/36	96
250	Freddie Mac	0.13	7/25/22	250
50	Freddie Mac	0.13	10/16/23	50
300	Freddie Mac	0.25	8/24/23	300
100	Freddie Mac	0.25	12/4/23	100
250	Freddie Mac	0.25	11/6/23	250
250	Freddie Mac	0.38	9/23/25	246
150	Freddie Mac	0.38	4/20/23	150
150	Freddie Mac	0.38	7/21/25	148
200	Freddie Mac	0.38	5/5/23	201
100	Freddie Mac, Callable 7/27/21 @ 100.00	0.80	10/27/26	99
100	Freddie Mac	1.50	2/12/25	103
150	Freddie Mac	6.25	7/15/32	220
180	Freddie Mac	6.75	3/15/31	265
110	Tennessee Valley Authority	4.70	7/15/33	144
85	Tennessee Valley Authority	5.25	9/15/39	122

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities (continued)
$100	Tennessee Valley Authority	5.88	4/1/36	$149
190	Tennessee Valley Authority	6.15	1/15/38	293
	Total U.S. Government Agency Securities			9,272

	U.S. Treasury Obligations — 92.55%
105	U.S. Treasury Bond	1.13	8/15/40	90
685	U.S. Treasury Bond	1.25	5/15/50	559
1,400	U.S. Treasury Bond	1.38	8/15/50	1,180
1,005	U.S. Treasury Bond	1.38	11/15/40	903
775	U.S. Treasury Bond	1.63	11/15/50	696
250	U.S. Treasury Bond	1.88	2/15/41	245
695	U.S. Treasury Bond	1.88	2/15/51	663
1,345	U.S. Treasury Bond	2.00	2/15/50	1,321
1,260	U.S. Treasury Bond	2.25	8/15/46	1,302
1,250	U.S. Treasury Bond	2.25	8/15/49	1,295
1,000	U.S. Treasury Bond	2.38	11/15/49	1,064
635	U.S. Treasury Bond	2.38	5/15/51	678
1,135	U.S. Treasury Bond	2.50	2/15/46	1,229
1,015	U.S. Treasury Bond	2.50	2/15/45	1,097
800	U.S. Treasury Bond	2.50	5/15/46	866
1,110	U.S. Treasury Bond	2.75	8/15/47	1,262
320	U.S. Treasury Bond	2.75	11/15/47	364
1,500	U.S. Treasury Bond	2.88	5/15/49	1,756
955	U.S. Treasury Bond	2.88	11/15/46	1,108
780	U.S. Treasury Bond	2.88	8/15/45	901
1,116	U.S. Treasury Bond	2.88	5/15/43	1,282
1,015	U.S. Treasury Bond	3.00	11/15/44	1,194
1,795	U.S. Treasury Bond	3.00	2/15/49	2,148
1,260	U.S. Treasury Bond	3.00	5/15/45	1,485
1,620	U.S. Treasury Bond	3.00	2/15/48	1,930
1,360	U.S. Treasury Bond	3.00	8/15/48	1,623
1,075	U.S. Treasury Bond	3.00	5/15/47	1,277
705	U.S. Treasury Bond	3.00	2/15/47	837
670	U.S. Treasury Bond	3.00	11/15/45	792
827	U.S. Treasury Bond	3.13	2/15/43	987
1,480	U.S. Treasury Bond	3.13	8/15/44	1,775
1,505	U.S. Treasury Bond	3.13	5/15/48	1,835
900	U.S. Treasury Bond	3.38	11/15/48	1,149
1,130	U.S. Treasury Bond	3.38	5/15/44	1,408
40	U.S. Treasury Bond	3.50	2/15/39	50
970	U.S. Treasury Bond	3.63	8/15/43	1,248
1,280	U.S. Treasury Bond	3.63	2/15/44	1,653
645	U.S. Treasury Bond	3.75	11/15/43	846
225	U.S. Treasury Bond	3.88	8/15/40	296
550	U.S. Treasury Bond	4.25	11/15/40	758
30	U.S. Treasury Bond	4.25	5/15/39	41
530	U.S. Treasury Bond	4.38	2/15/38	729
163	U.S. Treasury Bond	4.38	5/15/40	228

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$855	U.S. Treasury Bond	4.38	11/15/39	$1,188
551	U.S. Treasury Bond	4.38	5/15/41	773
255	U.S. Treasury Bond	4.50	5/15/38	356
150	U.S. Treasury Bond	4.50	8/15/39	211
400	U.S. Treasury Bond	4.50	2/15/36	549
673	U.S. Treasury Bond	4.63	2/15/40	965
575	U.S. Treasury Bond	4.75	2/15/41	842
70	U.S. Treasury Bond	4.75	2/15/37	99
235	U.S. Treasury Bond	5.00	5/15/37	342
425	U.S. Treasury Bond	5.25	2/15/29	547
282	U.S. Treasury Bond	5.25	11/15/28	362
99	U.S. Treasury Bond	5.38	2/15/31	134
85	U.S. Treasury Bond	6.00	2/15/26	105
280	U.S. Treasury Bond	6.13	8/15/29	384
265	U.S. Treasury Bond	6.13	11/15/27	347
320	U.S. Treasury Bond	6.25	5/15/30	451
100	U.S. Treasury Bond	6.38	8/15/27	132
218	U.S. Treasury Bond	6.50	11/15/26	281
200	U.S. Treasury Bond	6.75	8/15/26	258
300	U.S. Treasury Bond	6.88	8/15/25	375
325	U.S. Treasury Bond	7.25	8/15/22	351
295	U.S. Treasury Bond	7.63	2/15/25	369
1,430	U.S. Treasury Note	0.13	4/30/23	1,428
210	U.S. Treasury Note	0.13	12/15/23	209
700	U.S. Treasury Note	0.13	7/15/23	698
200	U.S. Treasury Note	0.13	2/28/23	200
1,490	U.S. Treasury Note	0.13	3/31/23	1,488
985	U.S. Treasury Note	0.13	10/15/23	981
500	U.S. Treasury Note	0.13	11/30/22	500
1,170	U.S. Treasury Note	0.13	7/31/22	1,170
745	U.S. Treasury Note	0.13	8/15/23	743
1,700	U.S. Treasury Note	0.13	8/31/22	1,700
935	U.S. Treasury Note	0.13	9/30/22	935
500	U.S. Treasury Note	0.13	6/30/23	499
1,505	U.S. Treasury Note	0.13	9/15/23	1,500
330	U.S. Treasury Note	0.13	12/31/22	330
620	U.S. Treasury Note	0.25	6/30/25	609
700	U.S. Treasury Note	0.25	6/15/23	700
1,415	U.S. Treasury Note	0.25	6/15/24	1,406
1,055	U.S. Treasury Note	0.25	3/15/24	1,051
1,090	U.S. Treasury Note	0.25	5/31/25	1,072
290	U.S. Treasury Note	0.25	7/31/25	284
1,370	U.S. Treasury Note	0.25	5/15/24	1,363
1,770	U.S. Treasury Note	0.25	8/31/25	1,734
1,680	U.S. Treasury Note	0.25	10/31/25	1,642
1,990	U.S. Treasury Note	0.25	9/30/25	1,948
1,545	U.S. Treasury Note	0.38	12/31/25	1,516
1,325	U.S. Treasury Note	0.38	7/31/27	1,270

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$1,845	U.S. Treasury Note	0.38	9/30/27	$1,763
1,400	U.S. Treasury Note	0.38	1/31/26	1,372
235	U.S. Treasury Note	0.38	4/30/25	232
1,380	U.S. Treasury Note	0.38	4/15/24	1,378
630	U.S. Treasury Note	0.50	4/30/27	611
175	U.S. Treasury Note	0.50	2/28/26	172
1,510	U.S. Treasury Note	0.50	3/31/25	1,502
200	U.S. Treasury Note	0.50	5/31/27	194
500	U.S. Treasury Note	0.50	3/15/23	503
1,595	U.S. Treasury Note	0.50	8/31/27	1,538
1,280	U.S. Treasury Note	0.50	6/30/27	1,238
2,275	U.S. Treasury Note	0.63	5/15/30	2,126
45	U.S. Treasury Note	0.63	3/31/27	44
1,840	U.S. Treasury Note	0.63	11/30/27	1,781
2,055	U.S. Treasury Note	0.63	12/31/27	1,987
1,895	U.S. Treasury Note	0.63	8/15/30	1,766
1,400	U.S. Treasury Note	0.75	1/31/28	1,363
1,320	U.S. Treasury Note	0.75	3/31/26	1,314
2,115	U.S. Treasury Note	0.75	5/31/26	2,103
1,190	U.S. Treasury Note	0.75	4/30/26	1,184
830	U.S. Treasury Note	0.88	11/15/30	789
525	U.S. Treasury Note	0.88	6/30/26	525
35	U.S. Treasury Note	1.13	2/29/28	35
965	U.S. Treasury Note	1.13	2/28/25	982
2,310	U.S. Treasury Note	1.13	2/15/31	2,243
1,510	U.S. Treasury Note	1.25	6/30/28	1,512
1,520	U.S. Treasury Note	1.25	4/30/28	1,525
1,540	U.S. Treasury Note	1.25	3/31/28	1,546
660	U.S. Treasury Note	1.25	5/31/28	662
670	U.S. Treasury Note	1.25	8/31/24	686
1,000	U.S. Treasury Note	1.38	2/15/23	1,019
560	U.S. Treasury Note	1.38	10/15/22	569
1,205	U.S. Treasury Note	1.38	1/31/25	1,238
200	U.S. Treasury Note	1.38	8/31/26	205
1,485	U.S. Treasury Note	1.50	9/30/24	1,532
580	U.S. Treasury Note	1.50	9/15/22	590
225	U.S. Treasury Note	1.50	1/15/23	230
1,090	U.S. Treasury Note	1.50	11/30/24	1,125
905	U.S. Treasury Note	1.50	1/31/27	930
1,915	U.S. Treasury Note	1.50	2/15/30	1,934
465	U.S. Treasury Note	1.50	3/31/23	475
1,205	U.S. Treasury Note	1.50	8/15/22	1,224
1,620	U.S. Treasury Note	1.50	10/31/24	1,672
1,252	U.S. Treasury Note	1.63	11/15/22	1,277
655	U.S. Treasury Note	1.63	12/15/22	669
945	U.S. Treasury Note	1.63	11/30/26	978
1,660	U.S. Treasury Note	1.63	5/15/31	1,686
200	U.S. Treasury Note	1.63	10/31/23	206

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$1,065	U.S. Treasury Note	1.63	8/15/22	$1,083
700	U.S. Treasury Note	1.63	8/31/22	712
1,400	U.S. Treasury Note	1.63	2/15/26	1,451
810	U.S. Treasury Note	1.63	4/30/23	831
815	U.S. Treasury Note	1.63	5/31/23	837
1,545	U.S. Treasury Note	1.63	8/15/29	1,580
20	U.S. Treasury Note	1.75	7/15/22	20
1,160	U.S. Treasury Note	1.75	12/31/24	1,207
790	U.S. Treasury Note	1.75	11/15/29	815
700	U.S. Treasury Note	1.75	1/31/23	717
745	U.S. Treasury Note	1.75	7/31/24	774
175	U.S. Treasury Note	1.75	6/30/24	182
460	U.S. Treasury Note	1.75	9/30/22	469
1,603	U.S. Treasury Note	1.75	5/15/23	1,648
1,100	U.S. Treasury Note	1.75	12/31/26	1,146
600	U.S. Treasury Note	1.88	10/31/22	614
1,335	U.S. Treasury Note	1.88	7/31/22	1,360
475	U.S. Treasury Note	1.88	6/30/26	498
390	U.S. Treasury Note	1.88	7/31/26	409
910	U.S. Treasury Note	1.88	9/30/22	930
1,270	U.S. Treasury Note	1.88	8/31/22	1,296
990	U.S. Treasury Note	1.88	8/31/24	1,033
1,360	U.S. Treasury Note	2.00	4/30/24	1,420
1,710	U.S. Treasury Note	2.00	5/31/24	1,787
900	U.S. Treasury Note	2.00	10/31/22	922
1,885	U.S. Treasury Note	2.00	11/15/26	1,989
800	U.S. Treasury Note	2.00	7/31/22	816
1,421	U.S. Treasury Note	2.00	2/15/25	1,492
1,825	U.S. Treasury Note	2.00	8/15/25	1,920
1,538	U.S. Treasury Note	2.00	2/15/23	1,583
1,750	U.S. Treasury Note	2.00	11/30/22	1,795
1,145	U.S. Treasury Note	2.13	2/29/24	1,198
385	U.S. Treasury Note	2.13	5/15/25	406
445	U.S. Treasury Note	2.13	11/30/24	469
950	U.S. Treasury Note	2.13	3/31/24	995
590	U.S. Treasury Note	2.13	7/31/24	620
1,315	U.S. Treasury Note	2.13	9/30/24	1,383
557	U.S. Treasury Note	2.13	11/30/23	581
1,535	U.S. Treasury Note	2.13	12/31/22	1,580
1,775	U.S. Treasury Note	2.25	11/15/27	1,899
1,785	U.S. Treasury Note	2.25	2/15/27	1,908
950	U.S. Treasury Note	2.25	12/31/23	995
1,955	U.S. Treasury Note	2.25	11/15/24	2,066
790	U.S. Treasury Note	2.25	10/31/24	835
1,770	U.S. Treasury Note	2.25	8/15/27	1,893
700	U.S. Treasury Note	2.25	4/30/24	736
810	U.S. Treasury Note	2.25	1/31/24	849
1,675	U.S. Treasury Note	2.25	11/15/25	1,782

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$795	U.S. Treasury Note	2.25	12/31/24	$841
1,810	U.S. Treasury Note	2.38	5/15/27	1,949
340	U.S. Treasury Note	2.38	4/30/26	365
1,950	U.S. Treasury Note	2.38	5/15/29	2,104
1,250	U.S. Treasury Note	2.38	1/31/23	1,293
1,375	U.S. Treasury Note	2.38	2/29/24	1,447
1,675	U.S. Treasury Note	2.38	8/15/24	1,773
1,020	U.S. Treasury Note	2.50	1/31/25	1,089
1,370	U.S. Treasury Note	2.50	8/15/23	1,435
1,065	U.S. Treasury Note	2.50	5/15/24	1,128
850	U.S. Treasury Note	2.50	2/28/26	915
1,300	U.S. Treasury Note	2.50	1/31/24	1,372
990	U.S. Treasury Note	2.50	3/31/23	1,029
1,250	U.S. Treasury Note	2.63	12/31/23	1,321
1,995	U.S. Treasury Note	2.63	2/15/29	2,187
1,205	U.S. Treasury Note	2.63	12/31/25	1,303
985	U.S. Treasury Note	2.63	2/28/23	1,025
955	U.S. Treasury Note	2.63	3/31/25	1,026
1,500	U.S. Treasury Note	2.63	6/30/23	1,571
1,055	U.S. Treasury Note	2.63	1/31/26	1,141
980	U.S. Treasury Note	2.75	4/30/23	1,025
1,010	U.S. Treasury Note	2.75	8/31/25	1,094
1,897	U.S. Treasury Note	2.75	11/15/23	2,005
2,120	U.S. Treasury Note	2.75	2/15/28	2,337
1,050	U.S. Treasury Note	2.75	7/31/23	1,104
745	U.S. Treasury Note	2.75	8/31/23	785
1,620	U.S. Treasury Note	2.75	2/15/24	1,720
585	U.S. Treasury Note	2.75	5/31/23	613
2,245	U.S. Treasury Note	2.88	5/15/28	2,495
750	U.S. Treasury Note	2.88	11/30/23	796
800	U.S. Treasury Note	2.88	11/30/25	873
1,105	U.S. Treasury Note	2.88	10/31/23	1,171
1,000	U.S. Treasury Note	2.88	7/31/25	1,087
1,500	U.S. Treasury Note	2.88	9/30/23	1,586
1,230	U.S. Treasury Note	2.88	8/15/28	1,368
505	U.S. Treasury Note	2.88	5/31/25	548
995	U.S. Treasury Note	3.00	9/30/25	1,089
880	U.S. Treasury Note	3.00	10/31/25	964
1,380	U.S. Treasury Note	3.13	11/15/28	1,561
400	U.S. Treasury Note	5.50	8/15/28	517
	Total U.S. Treasury Obligations			237,365

	Yankee Dollar — 0.05%
115	AID-Israel (Sovereign Bond)	5.50	9/18/23	128
	Total Yankee Dollar			128

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (concluded)— June 30, 2021

Shares		Rate %		Value (000)
	Investment Company — 3.35%
8,585,573	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.01	(a)	$8,586
	Total Investment Company			8,586
	Total Investments (cost $243,746) — 99.57%			255,351
	Other assets in excess of liabilities — 0.43%			1,115
	Net Assets — 100.00%			$256,466

(a)	Annualized 7-day yield as of period-end.

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The U.S. Government Fixed Income Securities Portfolio	Mellon Investments Corporation	HC Capital Solutions	Total
U.S. Government Agency Securities	3.62%	—	3.62%
U.S. Treasury Obligations	92.55%	—	92.55%
Yankee Dollar	0.05%	—	0.05%
Investment Company	—	3.35%	3.35%
Other Assets (Liabilities)	0.43%	0.00%	0.43%
Total Net Assets	96.65%	3.35%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

Amounts designated as 0.00% round to less than 0.005%.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Inflation Protected Securities Portfolio

Portfolio of Investments — June 30, 2021

Shares	Security Description	Rate %	Value (000)
	Investment Company — 100.10%
27,064,778	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.01(a)	$27,065
	Total Investment Company		27,065

	Total Investments (cost $27,065) — 100.10%		27,065
	Liabilities in excess of other assets — (0.10)%		(26)
	Net Assets — 100.00%		$27,039

(a)	Annualized 7-day yield as of period-end.

As of June 30, 2021, 100% of the Portfolio’s net assets were managed by HC Capital Solutions.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds — 78.12%
$370	AbbVie, Inc. (Biotechnology), Callable 8/14/28 @ 100.00	4.25	11/14/28	$428
1,954	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	2,372
530	Alabama Power Co., Series B (Electric Utilities), Callable 6/1/47 @ 100.00	3.70	12/1/47	599
155	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	186
1,530	Amgen, Inc. (Biotechnology), Callable 8/21/39 @ 100.00	3.15	2/21/40	1,591
3,735	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/5/26 @ 100.00	3.50	12/5/26	4,133
550	Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	693
2,920	Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 12/1/39 @ 100.00	4.35	6/1/40	3,456
1,980	Anthem, Inc. (Health Care Providers & Services), Callable 12/1/27 @ 100.00	4.10	3/1/28	2,267
790	Anthem, Inc. (Health Care Providers & Services)	4.63	5/15/42	981
1,390	Apple, Inc. (Technology Hardware, Storage & Peripherals), Callable 8/23/45 @ 100.00	4.65	2/23/46	1,844
2,970	AT&T, Inc. (Diversified Telecommunication Services), Callable 12/1/26 @ 100.00	4.25	3/1/27	3,369
740	AT&T, Inc. (Diversified Telecommunication Services), Callable 9/9/48 @ 100.00	4.55	3/9/49	870
2,046	AT&T, Inc. (Diversified Telecommunication Services)	5.35	9/1/40	2,631
585	AT&T, Inc. (Diversified Telecommunication Services)	5.55	8/15/41	767
255	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	298
405	Atmos Energy Corp. (Gas Utilities), Callable 7/15/42 @ 100.00	4.15	1/15/43	474
4,501	Bank of America Corp. (Banks), Callable 12/20/27 @ 100.00	3.42 (US0003M + 104 bps)(a)	12/20/28	4,898
735	Bank of America Corp., MTN (Banks), Callable 1/20/27 @ 100.00	3.82 (US0003M + 158 bps)(a)	1/20/28	814
4,500	Bank of America Corp., MTN (Banks), Callable 2/7/29 @ 100.00	3.97 (US0003M + 121 bps)(a)	2/7/30	5,101
1,665	Berkshire Hathaway, Inc. (Multi-Utilities), Callable 8/1/44 @ 100.00	4.50	2/1/45	2,048
580	BP Capital Markets America, Inc. (Diversified Financial Services), Callable 1/6/30 @ 100.00	3.63	4/6/30	649
505	Bristol-Myers Squibb Co. (Pharmaceuticals), Callable 4/26/49 @ 100.00	4.25	10/26/49	637
823	Bristol-Myers Squibb Co. (Pharmaceuticals)	6.80	11/15/26	1,056
2,705	Brown & Brown, Inc. (Insurance), Callable 12/15/28 @ 100.00	4.50	3/15/29	3,109
1,885	Bunge Limited Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	2,032
500	Capital One Bank USA NA (Banks), Callable 1/28/25 @ 100.00	2.28 (SOFR + 91 bps)(a)	1/28/26	514
900	Capital One Financial Corp. (Consumer Finance), Callable 1/5/25 @ 100.00	3.20	2/5/25	967
2,022	Capital One Financial Corp. (Consumer Finance), Callable 3/31/25 @ 100.00	4.25	4/30/25	2,252
310	Caterpillar, Inc. (Machinery), Callable 1/9/30 @ 100.00	2.60	4/9/30	331
310	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	437
5,835	Citigroup, Inc. (Banks), Callable 7/21/26 @ 100.00	3.20	10/21/26	6,322
1,310	Citigroup, Inc. (Banks), Callable 3/31/30 @ 100.00	4.41 (SOFR + 391 bps)(a)	3/31/31	1,532
295	Comcast Corp. (Media)	4.65	7/15/42	372
2,185	Comcast Corp. (Media)	4.75	3/1/44	2,796
1,845	ConocoPhillips (Oil, Gas & Consumable Fuels)	6.50	2/1/39	2,720
175	Consolidated Edison Company of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	256
2,195	Constellation Brands, Inc. (Beverages), Callable 5/1/29 @ 100.00	3.15	8/1/29	2,355
2,050	CSX Corp. (Road & Rail)	6.22	4/30/40	2,977
1,047	CVS Health Corp. (Health Care Providers & Services), Callable 12/25/27 @ 100.00	4.30	3/25/28	1,203
2,415	CVS Health Corp. (Health Care Providers & Services), Callable 9/25/37 @ 100.00	4.78	3/25/38	2,968

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,565	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	$1,933
315	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 9/15/25 @ 100.00	5.85	12/15/25	370
500	Digital Realty Trust LP (Equity Real Estate Investment Trusts), Callable 4/15/28 @ 100.00	4.45	7/15/28	578
930	Dominion Energy Gas Holding LLC, Series B (Multi-Utilities), Callable 8/15/29 @ 100.00	3.00	11/15/29	979
1,830	Dominion Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	1,978
685	E.I. du Pont de Nemours and Co. (Chemicals), Callable 4/15/30 @ 100.00	2.30	7/15/30	701
569	Eaton Corp. (Electrical Equipment), Callable 6/15/27 @ 100.00	3.10	9/15/27	619
800	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	926
920	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 11/15/25 @ 100.00	3.70	2/15/26	1,018
1,777	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	2,172
2,165	FedEx Corp., Series 2020-1, AA (Air Freight & Logistics)	1.88	8/20/35	2,143
1,275	Fiserv, Inc. (IT Services), Callable 4/1/29 @ 100.00	3.50	7/1/29	1,402
225	Fiserv, Inc. (IT Services), Callable 1/1/49 @ 100.00	4.40	7/1/49	270
2,069	General Electric Co. (Industrial Conglomerates), Callable 3/1/27 @ 100.00	3.45	5/1/27	2,276
1,345	General Electric Co. (Industrial Conglomerates), Callable 2/1/30 @ 100.00	3.63	5/1/30	1,499
3,495	General Motors Co. (Automobiles), Callable 9/1/25 @ 100.00	6.13	10/1/25	4,128
1,155	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	1,411
3,515	Healthcare Trust of America Holdings LP (Equity Real Estate Investment Trusts), Callable 5/1/26 @ 100.00	3.50	8/1/26	3,849
712	Intel Corp. (Semiconductors & Semiconductor Equipment), Callable 6/8/47 @ 100.00	3.73	12/8/47	812
560	International Business Machines Corp. (IT Services)	4.00	6/20/42	657
795	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	1,141
225	JPMorgan Chase & Co. (Banks), Callable 10/15/29 @ 100.00	2.74 (SOFR + 151 bps)(a)	10/15/30	235
310	JPMorgan Chase & Co. (Banks), Callable 5/1/27 @ 100.00	3.54 (US0003M + 138 bps)(a)	5/1/28	341
1,658	JPMorgan Chase & Co. (Banks), Callable 5/6/29 @ 100.00	3.70 (US0003M + 116 bps)(a)	5/6/30	1,852
5,705	JPMorgan Chase & Co. (Banks), Callable 4/23/28 @ 100.00	4.00 (US0003M + 112 bps)(a)	4/23/29	6,433
208	JPMorgan Chase & Co. (Banks)	8.00	4/29/27	281
2,110	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels), Callable 12/1/44 @ 100.00	5.55	6/1/45	2,714
190	Lincoln National Corp. (Insurance), Callable 9/15/26 @ 100.00	3.63	12/12/26	210
1,365	Lincoln National Corp. (Insurance)	7.00	6/15/40	2,085
40	Lockheed Martin Corp. (Aerospace & Defense), Callable 9/1/44 @ 100.00	3.80	3/1/45	47
655	Lockheed Martin Corp. (Aerospace & Defense)	4.07	12/15/42	791
655	LYB International Finance III LLC (Chemicals), Callable 2/1/30 @ 100.00	3.38	5/1/30	712
789	Martin Marietta Materials, Inc. (Construction Materials), Callable 3/1/27 @ 100.00	3.45	6/1/27	862
1,165	Martin Marietta Materials, Inc. (Construction Materials), Callable 9/15/27 @ 100.00	3.50	12/15/27	1,282
1,225	Microsoft Corp. (Software), Callable 9/17/61 @ 100.00	3.04	3/17/62	1,309
960	Mohawk Industries, Inc. (Household Durables), Callable 2/15/30 @ 100.00	3.63	5/15/30	1,051
1,020	Morgan Stanley (Capital Markets)	3.88	1/27/26	1,139
3,730	Morgan Stanley, MTN (Capital Markets), Callable 1/23/29 @ 100.00	4.43 (US0003M + 163 bps)(a)	1/23/30	4,359
890	National Retail Properties, Inc. (Equity Real Estate Investment Trusts), Callable 1/15/30 @ 100.00	2.50	4/15/30	905
1,035	NextEra Energy Capital Holdings, Inc. (Electric Utilities), Callable 4/1/25 @ 100.00	2.75	5/1/25	1,097
1,075	Northrop Grumman Corp. (Aerospace & Defense), Callable 4/15/47 @ 100.00	4.03	10/15/47	1,273

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,246	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	$1,683
2,420	Oklahoma Gas and Electric Co. (Electric Utilities), Callable 2/15/28 @ 100.00	3.80	8/15/28	2,708
1,000	Oracle Corp. (Software), Callable 8/15/21 @ 100.00	1.90	9/15/21	1,002
1,535	Oracle Corp. (Software)	5.38	7/15/40	1,990
1,080	Pfizer, Inc. (Pharmaceuticals), Callable 3/15/38 @ 100.00	4.10	9/15/38	1,311
1,435	Philip Morris International, Inc. (Tobacco)	4.50	3/20/42	1,700
1,420	Principal Financial Group, Inc. (Insurance), Callable 2/15/29 @ 100.00	3.70	5/15/29	1,589
2,534	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	3,463
495	Prudential Financial, Inc. (Insurance)	4.60	5/15/44	625
152	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	229
265	Public Service Electric & Gas Co. (Electric Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	299
2,501	RELX Capital, Inc. (Professional Services), Callable 2/22/30 @ 100.00	3.00	5/22/30	2,667
1,244	Rockwell Collins, Inc. (Aerospace & Defense), Callable 12/15/26 @ 100.00 ^	3.50	3/15/27	1,345
1,950	Roper Technologies, Inc. (Industrial Conglomerates), Callable 9/15/25 @ 100.00	3.85	12/15/25	2,160
864	Roper Technologies, Inc. (Industrial Conglomerates), Callable 6/15/28 @ 100.00	4.20	9/15/28	993
330	Southern Company Gas Capital Corp. (Electric Utilities), Callable 3/15/26 @ 100.00	3.25	6/15/26	358
920	Southern Company Gas Capital Corp. (Electric Utilities), Callable 11/30/46 @ 100.00	4.40	5/30/47	1,079
1,095	Southwest Airlines Co. (Airlines), Callable 4/15/27 @ 100.00	5.13	6/15/27	1,288
451	Southwest Airlines Co., Series 2017-1 (Airlines)	6.15	2/1/24	464
3,371	Sunoco Logistics Partners Operations LP (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	3,485
1,625	Sunoco Logistics Partners Operations LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	1,779
1,850	TCI Communications, Inc. (Media)	7.88	2/15/26	2,387
3,685	The Goldman Sachs Group, Inc. (Capital Markets), Callable 6/5/27 @ 100.00	3.69 (US0003M + 151 bps)(a)	6/5/28	4,059
2,234	The Goldman Sachs Group, Inc. (Capital Markets), Callable 1/26/26 @ 100.00	3.85	1/26/27	2,455
130	The Home Depot, Inc. (Specialty Retail), Callable 6/6/48 @ 100.00	4.50	12/6/48	169
1,210	The Home Depot, Inc. (Specialty Retail), Callable 3/15/40 @ 100.00	5.40	9/15/40	1,673
1,065	The Interpublic Group of Companies, Inc. (Media)	4.20	4/15/24	1,158
1,277	The Interpublic Group of Companies, Inc. (Media), Callable 12/30/29 @ 100.00	4.75	3/30/30	1,507
296	The Travelers Companies, Inc. (Insurance)	6.25	6/15/37	435
1,485	The Walt Disney Co. (Entertainment), Callable 3/15/44 @ 100.00	4.75	9/15/44	1,945
556	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services), Callable 12/25/29 @ 100.00	4.50	3/25/30	662
560	Toyota Motor Credit Corp., MTN (Consumer Finance)	3.38	4/1/30	628
430	Travelers Companies, Inc. (Insurance)	5.35	11/1/40	597
140	United Parcel Service, Inc. (Air Freight & Logistics), Callable 9/15/48 @ 100.00	4.25	3/15/49	177
674	United Technologies Corp. (Aerospace & Defense)	4.50	6/1/42	836
810	UnitedHealth Group, Inc. (Health Care Providers & Services), Callable 5/15/41 @ 100.00	4.63	11/15/41	1,027
375	UnitedHealth Group, Inc. (Health Care Providers & Services)	4.75	7/15/45	492
1,190	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63	6/15/37	1,631
2,625	Verizon Communications, Inc. (Diversified Telecommunication Services)	4.33	9/21/28	3,047
1,707	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.01	8/21/54	2,336
625	Virginia Electric and Power Co., Series B (Electric Utilities), Callable 3/15/47 @ 100.00	3.80	9/15/47	715
820	Virginia Electric and Power Co., Series D (Electric Utilities), Callable 2/15/43 @ 100.00	4.65	8/15/43	1,037
730	Walmart, Inc. (Food & Staples Retailing)	5.63	4/1/40	1,043
2,525	Wells Fargo & Co., MTN (Banks), Callable 10/30/29 @ 100.00	2.88 (US0003M + 117 bps)(a)	10/30/30	2,673

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$3,679	Wells Fargo & Co. (Banks)	3.00	4/22/26	$3,944
775	Wells Fargo & Co., MTN (Banks), Callable 5/22/27 @ 100.00	3.58 (US0003M + 131 bps)(a)	5/22/28	852
680	Wells Fargo & Co., MTN (Banks), Callable 10/24/28 @ 100.00	4.15	1/24/29	779
340	WestRock MWV LLC (Containers & Packaging)	8.20	1/15/30	478
3,045	WRKCo, Inc. (Containers & Packaging), Callable 1/15/26 @ 100.00	4.65	3/15/26	3,485
1,146	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	1,672
	Total Corporate Bonds			211,261

	Yankee Dollars — 10.78%
850	America Movil SAB de CV (Wireless Telecommunication Services)	6.13	11/15/37	1,178
1,422	Aptiv PLC (Auto Components), Callable 10/15/25 @ 100.00	4.25	1/15/26	1,606
645	BHP Billiton Finance USA Ltd. (Metals & Mining)	5.00	9/30/43	870
1,246	British Telecommunications PLC (Diversified Telecommunication Services)	9.63	12/15/30	1,927
880	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 6/15/25 @ 100.00	2.05	7/15/25	904
2,504	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85	6/1/27	2,759
1,285	Canadian Pacific Railway Co. (Road & Rail), Callable 12/5/29 @ 100.00	2.05	3/5/30	1,274
400	Canadian Pacific Railway Co. (Road & Rail), Callable 11/1/25 @ 100.00	3.70	2/1/26	438
1,106	Deutsche Telekom International Finance BV (Diversified Telecommunication Services)	8.75(b)	6/15/30	1,650
1,010	Diageo Capital PLC (Diversified Financial Services)	5.88	9/30/36	1,441
506	Enbridge, Inc. (Oil, Gas & Consumable Fuels), Callable 4/15/27 @ 100.00	3.70	7/15/27	558
1,210	Equinor ASA (Oil, Gas & Consumable Fuels), Callable 1/6/30 @ 100.00	3.13	4/6/30	1,317
825	Equinor ASA (Oil, Gas & Consumable Fuels)	5.10	8/17/40	1,096
1,430	Iberdrola International BV (Electric Utilities)	5.81	3/15/25	1,655
1,655	Iberdrola International BV (Electric Utilities)	6.75	7/15/36	2,505
525	LYB International Finance II BV (Chemicals), Callable 12/2/26 @ 100.00	3.50	3/2/27	572
882	Nutrien Ltd. (Chemicals), Callable 2/13/30 @ 100.00	2.95	5/13/30	927
1,143	Orange SA (Diversified Telecommunication Services)	9.00	3/1/31	1,801
893	Shell International Finance BV (Oil, Gas & Consumable Fuels)	4.13	5/11/35	1,057
645	Shell International Finance BV (Diversified Financial Services)	4.55	8/12/43	803
850	Telefonica Emisiones SA (Diversified Telecommunication Services)	4.67	3/6/38	998
740	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.10	6/1/40	1,009
586	Vodafone Group PLC (Wireless Telecommunication Services)	6.15	2/27/37	809
	Total Yankee Dollars			29,154

	Loan Participations and Assignments — 3.69%
10,007	Centric Commercial Funding, LP(c)(d)	6.50 (US00001M with 1.00% floor + 550 bps)	10/9/22	9,972
	Total Loan Participations and Assignments			9,972

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Shares	Security Description	Rate %	Value (000)
	Investment Companies — 6.66%
5,675	Federated Hermes Treasury Obligations Fund, Institutional Shares^^	0.01(e)	$6
2,506,472	State Street Institutional Treasury Money Market Fund, Premier Class	0.01(e)	2,506
15,509,041	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.01(e)	15,509
	Total Investment Companies		18,021
	Total Investments (cost $253,314) — 99.25%		268,408
	Other assets in excess of liabilities — 0.75%		2,027
	Net Assets — 100.00%		$270,435

^	All or part of this security was on loan as of June 30, 2021. The total value of securities on loan as of June 30, 2021, was $5 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2021.

(a)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2021.

(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate disclosed is the rate in effect on June 30, 2021.

(c)	The original loan commitment represents $16,000. The unfunded commitment represents $5,993 as of June 30, 2021 (amounts in thousands).

(d)	Securities was valued using significant unobservable inputs as of June 30, 2021.

(e)	Annualized 7-day yield as of period-end.

bps—Basis Points

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

US0003M—3 Month US Dollar LIBOR

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The U.S. Corporate Fixed Income Securities Portfolio	Agincourt Capital Management, LLC	HC Capital Solutions	Total
Corporate Bonds	78.12%	—	78.12%
Yankee Dollars	10.78%	—	10.78%
Loan Participations and Assignments	—	3.69%	3.69%
Investment Companies	0.93%	5.73%	6.66%
Other Assets (Liabilities)	0.95%	-0.20%	0.75%
Total Net Assets	90.78%	9.22%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Asset Backed Securities — 0.63%
$100	CarMax Auto Owner Trust, Series 2020-1 A3, Class - A3, Callable 10/15/23 @ 100.00	1.89	12/16/24	$102
125	Chase Issuance Trust, Series 2020-A1, Class - A1	1.53	1/15/25	127
90	Ford Credit Floorplan Master Owner Trust, Series 2019-A1, Class - A1	2.23	9/15/24	92
100	Honda Auto Receivables Owner Trust, Series 2021-1, Class - A4, Callable 1/21/24 @ 100.00	0.42	1/21/28	100
500	Mercedes-Benz Auto Receivables Trust, Series 2020-1, Class - A3, Callable 11/15/23 @ 100.00	0.55	2/18/25	502
132	Toyota Auto Receivables Owner Trust, Series 2020-D, Class - A3, Callable 3/15/24 @ 100.00	0.35	1/15/25	132
100	Toyota Auto Receivables Owner Trust, Series 2021-A, Class - A4, Callable 8/15/24 @ 100.00	0.39	6/15/26	99
200	World Omni Auto Receivables Trust, Series 2020-B, Class - A4, Callable 8/15/23 @ 100.00	0.82	1/15/26	202
	Total Asset Backed Securities			1,356

	Collateralized Mortgage Obligations — 7.30%
150	Bank, Series 2020-BNK26, Class - A4, Callable 2/15/30 @ 100.00	2.40	3/15/63	155
100	Bank, Series 2019-BN21, Class - A5, Callable 9/15/29 @ 100.00	2.85	10/15/52	107
100	Bank, Series 2019-BNK19, Class - A3, Callable 7/15/29 @ 100.00	3.18	8/15/61	109
250	Bank, Series 2017-BNK9, Class - ASB, Callable 8/15/27 @ 100.00	3.47	11/15/54	272
300	Bank, Series 2018-BN10, Class - A5, Callable 1/15/28 @ 100.00	3.69	2/15/61	336
100	Bank, Series 2019-BN17, Class - A4	3.71	4/15/52	113
100	Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class - ASB, Callable 6/15/26 @ 100.00	3.37	2/15/50	107
60	BBCMS Mortgage Trust, Series 2020-C7, Class - AS, Callable 3/15/30 @ 100.00	2.44	4/15/53	61
100	Benchmark Mortgage Trust, Series 2020-IG1, Class - AS, Callable 1/15/30 @ 100.00	2.91(a)	9/15/43	104
250	Benchmark Mortgage Trust, Series 2019-B9, Class - A5, Callable 1/15/29 @ 100.00	4.02	3/15/52	287
200	Benchmark Mortgage Trust, Series 2018-B6, Class - A4, Callable 8/10/28 @ 100.00	4.26	10/10/51	232
225	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class - A4, Callable 11/10/24 @ 100.00	2.88	2/10/48	236
100	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class - AS, Callable 2/15/30 @ 100.00	2.92	2/15/53	105
150	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class - A4, Callable 12/15/29 @ 100.00	3.10	12/15/72	163
183	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class - A5, Callable 12/10/24 @ 100.00	3.14	2/10/48	195
100	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class - A4, Callable 1/10/26 @ 100.00	3.31	4/10/49	108
100	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class - A5, Callable 1/10/26 @ 100.00	3.62	2/10/49	110
228	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class - A4, Callable 7/10/24 @ 100.00	3.62	7/10/47	245
183	Commercial Mortgage Trust, Series 2015-LC19, Class - A4, Callable 1/10/25 @ 100.00	3.18	2/10/48	196
80	Commercial Mortgage Trust, Series 2015-DC1, Class - A5, Callable 1/10/25 @ 100.00	3.35	2/10/48	86
256	Commercial Mortgage Trust, Series 2013-CR8, Class - A5, Callable 5/10/23 @ 100.00	3.61(a)	6/10/46	269
100	Commercial Mortgage Trust, Series 2014-UBS4, Class - AM, Callable 7/10/24 @ 100.00	3.97	8/10/47	107
100	Commercial Mortgage Trust, Series 2013-CR11, Class - B, Callable 9/10/23 @ 100.00	5.28(a)	8/10/50	108
185	CSAIL Commercial Mortgage Trust, Series 2016-C7, Class - ASB, Callable 7/15/25 @ 100.00	3.31	11/15/49	196
500	CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class - A2, Callable 3/15/23 @ 100.00	3.82	4/15/51	521
200	Fannie Mae-ACES, Series 2020-M8, Class - A2	1.82	2/25/30	204
99	Fannie Mae-ACES, Series 2016-M6, Class - A1	2.14	5/25/26	102
4	Fannie Mae-ACES, Series 2013-M14, Class - APT	2.63(a)	4/25/23	4
23	Fannie Mae-ACES, Series 2017-M8, Class - A1	2.65	5/25/27	24
257	Fannie Mae-ACES, Series 2015-M3, Class - A2	2.72	10/25/24	272
200	Fannie Mae-ACES, Series 2017-M7, Class - A2	2.96(a)	2/25/27	217
100	Fannie Mae-ACES, Series 2017-M11, Class - A2	2.98	8/25/29	111
203	Fannie Mae-ACES, Series 2014-M9, Class - A2	3.10(a)	7/25/24	216
289	Fannie Mae-ACES, Series 2017-M12, Class - A2	3.18(a)	6/25/27	319

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$200	Fannie Mae-ACES, Series 2017 M15, Class - ATS2	3.20(a)	11/25/27	$216
250	Fannie Mae-ACES, Series 2018-M14, Class - A2	3.70(a)	8/25/28	287
200	Fannie Mae-ACES, Series 2019-M2, Class - A2	3.75(a)	11/25/28	226
300	Freddie Mac Multifamily Structured Pass Through Certificates, Series K117, Class - A2, Callable 8/25/30 @ 100.00	1.41	8/25/30	298
400	Freddie Mac Multifamily Structured Pass Through Certificates, Series K081, Class - A2, Callable 8/25/28 @ 100.00	3.90(a)	8/25/28	467
300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K1516, Class - A2, Callable 5/25/35 @ 100.00	1.72	5/25/35	295
99	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K106, Class - A1, Callable 10/25/29 @ 100.00	1.78	10/25/29	102
48	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K099, Class - A1, Callable 6/25/29 @ 100.00	2.26	6/25/29	51
46	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K023, Class - A2, Callable 8/25/22 @ 100.00	2.31	8/25/22	46
81	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K058, Class - A1, Callable 6/25/26 @ 100.00	2.34	7/25/26	85
183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K027, Class - A2, Callable 1/25/23 @ 100.00	2.64	1/25/23	188
350	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K055, Class - A2, Callable 3/25/26 @ 100.00	2.67	3/25/26	375
162	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K726, Class - A2, Callable 4/25/24 @ 100.00	2.91	7/25/49	170
365	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K043, Class - A2, Callable 12/25/24 @ 100.00	3.06	12/25/24	392
100	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K092, Class - A2, Callable 4/25/29 @ 100.00	3.30	4/25/29	113
183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class - A2, Callable 5/25/23 @ 100.00	3.31(a)	5/25/23	192
183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class - A2, Callable 2/25/23 @ 100.00	3.32(a)	2/25/23	190
100	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K047, Class - A2, Callable 5/25/25 @ 100.00	3.33(a)	5/25/25	109
250	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K091, Class - A2, Callable 3/25/29 @ 100.00	3.51	3/25/29	287
250	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K087, Class - A2, Callable 12/25/28 @ 100.00	3.77	12/25/28	290
500	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K077, Class - A2, Callable 5/25/28 @ 100.00	3.85	5/25/28	581
230	GS Mortgage Securities Trust, Series 2016-GS2, Class - A3, Callable 2/10/26 @ 100.00	2.79	5/10/49	241
200	GS Mortgage Securities Trust, Series 2019-GC42, Class - A4, Callable 9/10/29 @ 100.00	3.00	9/1/52	216
100	GS Mortgage Securities Trust, Series 2020-GC45, Class - AS, Callable 12/13/29 @ 100.00	3.17(a)	2/13/53	107
250	GS Mortgage Securities Trust, Series 2017-GS5, Class - A4, Callable 2/10/27 @ 100.00	3.67	3/10/50	278
100	GS Mortgage Securities Trust, Series 2018-GS10, Class - A5	4.16(a)	7/10/51	115
274	GS Mortgage Securities Trust, Series 2013-GC14, Class - A5, Callable 8/10/23 @ 100.00	4.24	8/10/46	292
137	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class - A5, Callable 10/15/24 @ 100.00	3.64	11/15/47	148

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$183	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class - A4, Callable 8/15/24 @ 100.00	3.80	9/15/47	$197
183	JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class - A5, Callable 9/15/23 @ 100.00	4.13	11/15/45	196
76	Morgan Stanley BAML Trust, Series 2015-C21, Class - ASB, Callable 11/15/24 @ 100.00	3.15	3/15/48	79
183	Morgan Stanley BAML Trust, Series 2015-C20, Class - A4, Callable 12/15/24 @ 100.00	3.25	2/15/48	195
200	Morgan Stanley BAML Trust, Series 2014-C19, Class - A4, Callable 11/15/24 @ 100.00	3.53	12/15/47	215
200	Morgan Stanley BAML Trust, Series 2017-C33, Class - A5, Callable 4/15/27 @ 100.00	3.60	5/15/50	221
100	Morgan Stanley BAML Trust, Series 2014-C17, Class - A5, Callable 7/15/24 @ 100.00	3.74	8/15/47	107
100	Morgan Stanley BAML Trust, Series 2014-C15, Class - A4, Callable 2/15/24 @ 100.00	4.05	4/15/47	108
200	Morgan Stanley Capital I Trust, Series 2017-H1, Class - A4, Callable 3/15/27 @ 100.00	3.26	6/15/50	215
183	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class - A4, Callable 1/15/26 @ 100.00	3.59	3/15/49	199
100	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class - A4, Callable 6/10/26 @ 100.00	3.06	10/10/48	105
50	Toyota Auto Receivables Owner Trust, Series 2021-A, Class - A3, Callable 8/15/24 @ 100.00	0.26	5/15/25	50
122	Wells Fargo Commercial Mortgage Trust, Series 2019-C53, Class - A4, Callable 10/15/29 @ 100.00	3.04	10/15/52	132
500	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class - A4, Callable 4/15/26 @ 100.00	3.10	6/15/49	535
183	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class - A4, Callable 7/15/25 @ 100.00	3.66	9/15/58	200
124	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class - A4, Callable 12/15/25 @ 100.00	3.81	12/15/48	137
169	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class - A5, Callable 5/15/24 @ 100.00	3.82	8/15/50	182
142	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class - C, Callable 2/15/25 @ 100.00	4.07	2/15/48	149
100	Wells Fargo Commercial Mortgage Trust, Series 2018-C47, Class - A4, Callable 9/15/28 @ 100.00	4.44	9/15/61	117
	Total Collateralized Mortgage Obligations			15,693

	U.S. Government Agency Mortgages — 87.07%
499	Fannie Mae, Pool #MA4354	1.50	6/1/51	489
442	Fannie Mae, Pool #BQ3141	1.50	10/1/35	447
445	Fannie Mae, Pool #MA4304	1.50	4/1/51	436
173	Fannie Mae, Pool #MA4310	1.50	4/1/41	173
265	Fannie Mae, Pool #MA4302	1.50	4/1/36	268
459	Fannie Mae, Pool #CA7696	1.50	11/1/50	450
50	Fannie Mae, Pool #MA4342	1.50	4/1/41	50
445	Fannie Mae, Pool #CB0310	1.50	4/1/36	451
98	Fannie Mae, Pool #MA4286	1.50	2/1/41	98
368	Fannie Mae, Pool #BQ5781	1.50	11/1/35	372
220	Fannie Mae, Pool #MA4266	1.50	1/1/41	220
447	Fannie Mae, Pool #MA4343	1.50	5/1/51	438
443	Fannie Mae, Pool #FM6579	1.50	3/1/51	434
463	Fannie Mae, Pool #MA4236	1.50	1/1/51	454
517	Fannie Mae, Pool #MA4128	2.00	9/1/40	526

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$183	Fannie Mae, Pool #BP6626	2.00	8/1/50	$184
233	Fannie Mae, Pool #MA4176	2.00	10/1/40	238
59	Fannie Mae, Pool #MA2906	2.00	2/1/32	61
27	Fannie Mae, Pool #AY4232	2.00	5/1/30	28
445	Fannie Mae, Pool #MA4305	2.00	4/1/51	450
440	Fannie Mae, Pool #MA4303	2.00	4/1/36	455
437	Fannie Mae, Pool #MA4237	2.00	1/1/51	441
440	Fannie Mae, Pool #MA4255	2.00	2/1/51	444
273	Fannie Mae, Pool #MA4325	2.00	5/1/51	276
273	Fannie Mae, Pool #BR4435	2.00	4/1/51	276
264	Fannie Mae, Pool #CA8118	2.00	12/1/50	267
148	Fannie Mae, Pool #AS1058	2.00	11/1/28	153
28	Fannie Mae, Pool #AS0001	2.00	7/1/28	29
426	Fannie Mae, Pool #CA7225	2.00	10/1/50	430
42	Fannie Mae, Pool #MA4093	2.00	8/1/40	43
172	Fannie Mae, Pool #MA4155	2.00	10/1/35	177
167	Fannie Mae, Pool #FM5453	2.00	1/1/41	170
336	Fannie Mae, Pool #FM4039	2.00	10/1/35	346
435	Fannie Mae, Pool #MA4182	2.00	11/1/50	440
445	Fannie Mae, Pool #FM6555	2.00	4/1/51	449
484	Fannie Mae, Pool #CA8110	2.00	12/1/50	489
531	Fannie Mae, Pool #CA8252	2.00	12/1/45	537
626	Fannie Mae, Pool #FM4788	2.00	11/1/50	632
622	Fannie Mae, Pool #BQ5112	2.00	11/1/50	628
440	Fannie Mae, Pool #BQ9685	2.00	1/1/51	444
438	Fannie Mae, Pool #BQ8341	2.00	12/1/50	442
442	Fannie Mae, Pool #BQ7777	2.00	3/1/36	457
489	Fannie Mae, Pool #CA8687	2.00	1/1/51	494
430	Fannie Mae, Pool #BQ3004	2.00	10/1/50	434
440	Fannie Mae, Pool #CA8850	2.00	2/1/51	445
414	Fannie Mae, Pool #BP9370	2.00	7/1/50	418
17	Fannie Mae, Pool #BJ4362	2.00	11/1/32	17
460	Fannie Mae, Pool #FM5308	2.00	12/1/50	465
289	Fannie Mae, Pool #FM5044	2.00	12/1/50	292
59	Fannie Mae, Pool #MA4071	2.00	7/1/40	61
345	Fannie Mae, Pool #SB8061	2.00	9/1/35	356
447	Fannie Mae, Pool #FM3755	2.00	9/1/35	461
472	Fannie Mae, Pool #MA4360	2.00	6/1/36	488
445	Fannie Mae, Pool #CB0325	2.00	4/1/51	450
74	Fannie Mae, Pool #MA4333	2.00	5/1/41	76
474	Fannie Mae, Pool #CB0684	2.00	6/1/51	480
74	Fannie Mae, Pool #MA4287	2.00	3/1/41	75
471	Fannie Mae, Pool #CB0497	2.00	5/1/51	476
200	Fannie Mae, Pool #MA4204	2.00	12/1/40	202
437	Fannie Mae, Pool #CA9183	2.00	2/1/36	451
446	Fannie Mae, Pool #FM6852	2.00	5/1/51	452
14	Fannie Mae, Pool #CA0052	2.00	7/1/32	14
446	Fannie Mae, Pool #FM6448	2.00	3/1/51	451

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$402	Fannie Mae, Pool #CA7224	2.00	10/1/50	$406
345	Fannie Mae, Pool #FM4231	2.50	9/1/50	358
84	Fannie Mae, Pool #MA3896	2.50	1/1/35	88
350	Fannie Mae, Pool #MA4159	2.50	10/1/50	362
449	Fannie Mae, Pool #BR7857	2.50	5/1/51	465
35	Fannie Mae, Pool #AZ6458	2.50	7/1/30	36
86	Fannie Mae, Pool #AU6387	2.50	11/1/28	90
107	Fannie Mae, Pool #AS4946	2.50	5/1/30	112
171	Fannie Mae, Pool #MA3827	2.50	11/1/34	179
144	Fannie Mae, Pool #AP4742	2.50	8/1/27	150
32	Fannie Mae, Pool #MA2868	2.50	1/1/32	33
269	Fannie Mae, Pool #MA4183	2.50	11/1/50	279
149	Fannie Mae, Pool #AO3019	2.50	5/1/27	155
255	Fannie Mae, Pool #MA2730	2.50	8/1/46	266
11	Fannie Mae, Pool #MA2888	2.50	1/1/47	12
228	Fannie Mae, Pool #MA3990	2.50	4/1/50	237
297	Fannie Mae, Pool #MA4075	2.50	7/1/35	310
367	Fannie Mae, Pool #MA4078	2.50	7/1/50	380
8	Fannie Mae, Pool #MA2789	2.50	10/1/36	8
224	Fannie Mae, Pool #MA3902	2.50	12/1/49	232
9	Fannie Mae, Pool #AS8172	2.50	10/1/36	9
13	Fannie Mae, Pool #MA2854	2.50	12/1/46	13
27	Fannie Mae, Pool #MA1270	2.50	11/1/32	28
42	Fannie Mae, Pool #AT2717	2.50	5/1/43	43
402	Fannie Mae, Pool #CA6304	2.50	7/1/50	416
381	Fannie Mae, Pool #CA6074	2.50	6/1/50	395
429	Fannie Mae, Pool #FM4309	2.50	9/1/50	444
471	Fannie Mae, Pool #FM4638	2.50	10/1/50	491
400	Fannie Mae, Pool #FM3494	2.50	4/1/48	416
33	Fannie Mae, Pool #BJ3944	2.50	1/1/33	35
326	Fannie Mae, Pool #FM3027	2.50	12/1/46	340
159	Fannie Mae, Pool #MA3154	2.50	10/1/32	166
19	Fannie Mae, Pool #ZT2094	2.50	6/1/34	20
100	Fannie Mae, Pool #AB7391	2.50	12/1/42	104
62	Fannie Mae, Pool #AU5334	2.50	11/1/28	64
458	Fannie Mae, Pool #CA8131	2.50	12/1/50	474
393	Fannie Mae, Pool #CA6075	2.50	6/1/50	410
200	Fannie Mae, Pool #BQ0329	2.50	7/1/50	207
163	Fannie Mae, Pool #MA1277	2.50	12/1/27	170
178	Fannie Mae, Pool #MA1210	2.50	10/1/27	186
25	Fannie Mae, Pool #AS0513	2.50	8/1/43	26
365	Fannie Mae, Pool #MA4096	2.50	8/1/50	378
332	Fannie Mae, Pool #MA4210	2.50	12/1/50	344
17	Fannie Mae, Pool #MA3788	2.50	9/1/39	18
193	Fannie Mae, Pool #MA4099	2.50	8/1/35	202
453	Fannie Mae, Pool #FM3878	2.50	7/1/50	470
341	Fannie Mae, Pool #BP5878	2.50	6/1/50	353
39	Fannie Mae, Pool #MA3737	2.50	8/1/34	40

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$107	Fannie Mae, Pool #AU2619	2.50	8/1/28	$111
41	Fannie Mae, Pool #MA3282	2.50	2/1/33	43
19	Fannie Mae, Pool #MA3830	2.50	11/1/39	20
109	Fannie Mae, Pool #MA3965	2.50	3/1/40	114
87	Fannie Mae, Pool #AS8892	2.50	2/1/32	91
108	Fannie Mae, Pool #MA4053	2.50	6/1/35	113
43	Fannie Mae, Pool #MA4016	2.50	5/1/40	45
85	Fannie Mae, Pool #MA3955	2.50	3/1/35	90
55	Fannie Mae, Pool #MA3217	2.50	12/1/32	57
385	Fannie Mae, Pool #MA4256	2.50	2/1/51	399
37	Fannie Mae, Pool #AS4660	2.50	3/1/30	39
99	Fannie Mae, Pool #BC9041	2.50	11/1/31	104
91	Fannie Mae, Pool #MA3764	2.50	9/1/34	95
286	Fannie Mae, Pool #MA3246	2.50	1/1/33	299
61	Fannie Mae, Pool #AS8246	2.50	11/1/31	64
20	Fannie Mae, Pool #AS8437	2.50	12/1/36	21
170	Fannie Mae, Pool #MA3765	2.50	9/1/49	176
327	Fannie Mae, Pool #BK2588	2.50	5/1/50	339
111	Fannie Mae, Pool #FM3296	2.50	5/1/35	117
14	Fannie Mae, Pool #MA1511	2.50	7/1/33	14
105	Fannie Mae, Pool #BE3032	2.50	1/1/32	110
449	Fannie Mae, Pool #BQ5110	2.50	11/1/50	465
44	Fannie Mae, Pool #BJ3742	2.50	12/1/32	46
43	Fannie Mae, Pool #MA3801	2.50	10/1/49	45
38	Fannie Mae, Pool #MA1338	3.00	2/1/33	41
73	Fannie Mae, Pool #CA3754	3.00	6/1/34	77
181	Fannie Mae, Pool #CA5729	3.00	5/1/50	190
28	Fannie Mae, Pool #BM1370	3.00	4/1/37	30
98	Fannie Mae, Pool #FM2132	3.00	1/1/50	102
469	Fannie Mae, Pool #AB7099	3.00	11/1/42	497
12	Fannie Mae, Pool #MA3738	3.00	8/1/34	12
25	Fannie Mae, Pool #AZ4358	3.00	7/1/30	27
189	Fannie Mae, Pool #MA2956	3.00	4/1/47	198
17	Fannie Mae, Pool #MA3078	3.00	7/1/37	18
183	Fannie Mae, Pool #MA2737	3.00	9/1/46	192
24	Fannie Mae, Pool #MA3185	3.00	11/1/37	25
164	Fannie Mae, Pool #AS8414	3.00	11/1/46	172
39	Fannie Mae, Pool #AS8438	3.00	12/1/36	42
127	Fannie Mae, Pool #MA2895	3.00	2/1/47	133
24	Fannie Mae, Pool #AT1575	3.00	5/1/43	26
76	Fannie Mae, Pool #MA1401	3.00	4/1/33	81
44	Fannie Mae, Pool #MA3331	3.00	4/1/48	46
148	Fannie Mae, Pool #MA2806	3.00	11/1/46	156
197	Fannie Mae, Pool #BD2446	3.00	1/1/47	206
19	Fannie Mae, Pool #MA3218	3.00	12/1/32	20
21	Fannie Mae, Pool #MA2897	3.00	2/1/37	22
16	Fannie Mae, Pool #MA3657	3.00	5/1/34	17
101	Fannie Mae, Pool #BE1901	3.00	12/1/46	106

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$49	Fannie Mae, Pool #BE4400	3.00	1/1/47	$52
121	Fannie Mae, Pool #MA3106	3.00	8/1/47	127
37	Fannie Mae, Pool #BJ2996	3.00	1/1/33	39
20	Fannie Mae, Pool #AR7426	3.00	7/1/43	21
48	Fannie Mae, Pool #MA3631	3.00	4/1/34	50
388	Fannie Mae, Pool #MA3834	3.00	11/1/49	404
122	Fannie Mae, Pool #AS8276	3.00	11/1/46	128
38	Fannie Mae, Pool #AS8424	3.00	12/1/36	40
40	Fannie Mae, Pool #AS8483	3.00	12/1/46	42
115	Fannie Mae, Pool #AS8784	3.00	2/1/47	121
28	Fannie Mae, Pool #BE9547	3.00	4/1/47	29
23	Fannie Mae, Pool #BC4276	3.00	4/1/46	24
58	Fannie Mae, Pool #MA3831	3.00	11/1/39	60
18	Fannie Mae, Pool #AS8056	3.00	10/1/46	19
81	Fannie Mae, Pool #AS7238	3.00	5/1/46	85
29	Fannie Mae, Pool #BE3861	3.00	1/1/47	31
143	Fannie Mae, Pool #BC4764	3.00	10/1/46	150
142	Fannie Mae, Pool #BC9003	3.00	11/1/46	149
105	Fannie Mae, Pool #AS4884	3.00	5/1/45	111
24	Fannie Mae, Pool #MA2961	3.00	4/1/37	26
20	Fannie Mae, Pool #BA4786	3.00	2/1/31	21
117	Fannie Mae, Pool #MA2833	3.00	12/1/46	123
143	Fannie Mae, Pool #AS0196	3.00	8/1/28	151
71	Fannie Mae, Pool #MA3147	3.00	10/1/47	75
29	Fannie Mae, Pool #MA2832	3.00	12/1/36	31
39	Fannie Mae, Pool #MA3247	3.00	1/1/33	41
178	Fannie Mae, Pool #AB8897	3.00	4/1/43	189
49	Fannie Mae, Pool #MA3060	3.00	7/1/32	52
62	Fannie Mae, Pool #MA3127	3.00	9/1/37	65
51	Fannie Mae, Pool #MA2523	3.00	2/1/36	54
89	Fannie Mae, Pool #AB4483	3.00	2/1/27	93
45	Fannie Mae, Pool #MA3339	3.00	4/1/33	47
182	Fannie Mae, Pool #AT0682	3.00	4/1/43	193
39	Fannie Mae, Pool #AU7890	3.00	9/1/28	41
303	Fannie Mae, Pool #MA4048	3.00	6/1/50	315
58	Fannie Mae, Pool #MA2425	3.00	10/1/30	61
49	Fannie Mae, Pool #AL9996	3.00	4/1/32	52
63	Fannie Mae, Pool #AS8186	3.00	10/1/46	66
39	Fannie Mae, Pool #MA3304	3.00	3/1/48	41
87	Fannie Mae, Pool #AS8521	3.00	12/1/46	92
33	Fannie Mae, Pool #MA3237	3.00	1/1/48	35
77	Fannie Mae, Pool #MA1527	3.00	8/1/33	82
10	Fannie Mae, Pool #BA0826	3.00	10/1/30	10
8	Fannie Mae, Pool #FM1585	3.00	9/1/49	8
10	Fannie Mae, Pool #AL9848	3.00	3/1/47	11
155	Fannie Mae, Pool #MA3774	3.00	9/1/49	162
49	Fannie Mae, Pool #MA3934	3.00	2/1/40	51
67	Fannie Mae, Pool #AW7383	3.00	8/1/29	71

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$41	Fannie Mae, Pool #AW8295	3.00	8/1/29	$43
314	Fannie Mae, Pool #QB1382	3.00	7/1/50	328
47	Fannie Mae, Pool #MA2230	3.00	4/1/35	50
141	Fannie Mae, Pool #MA2246	3.00	4/1/30	149
159	Fannie Mae, Pool #AT2014	3.00	4/1/43	168
15	Fannie Mae, Pool #AK0006	3.00	1/1/27	16
100	Fannie Mae, Pool #AY4829	3.00	5/1/45	106
51	Fannie Mae, Pool #MA2149	3.00	1/1/30	53
199	Fannie Mae, Pool #MA4079	3.00	7/1/50	208
123	Fannie Mae, Pool #BD4225	3.00	11/1/46	129
62	Fannie Mae, Pool #MA3991	3.00	4/1/50	65
174	Fannie Mae, Pool #MA1307	3.00	1/1/33	185
296	Fannie Mae, Pool #AP6493	3.00	9/1/42	314
93	Fannie Mae, Pool #FM1552	3.00	12/1/47	98
38	Fannie Mae, Pool #MA3958	3.00	3/1/40	39
272	Fannie Mae, Pool #CA5668	3.00	5/1/50	284
13	Fannie Mae, Pool #MA2065	3.00	10/1/34	14
121	Fannie Mae, Pool #MA2863	3.00	1/1/47	127
44	Fannie Mae, Pool #MA3090	3.00	8/1/32	47
134	Fannie Mae, Pool #AK3302	3.00	3/1/27	140
49	Fannie Mae, Pool #AQ3223	3.00	11/1/27	52
67	Fannie Mae, Pool #AZ0538	3.00	9/1/30	71
19	Fannie Mae, Pool #MA1058	3.00	5/1/32	20
48	Fannie Mae, Pool #AS2312	3.00	5/1/29	50
38	Fannie Mae, Pool #AS3117	3.00	8/1/29	40
21	Fannie Mae, Pool #MA2087	3.00	11/1/34	22
28	Fannie Mae, Pool #MA2579	3.00	4/1/36	29
96	Fannie Mae, Pool #BD5545	3.00	10/1/46	101
81	Fannie Mae, Pool #BD5787	3.00	9/1/46	85
15	Fannie Mae, Pool #MA2287	3.00	6/1/35	16
196	Fannie Mae, Pool #FM1370	3.00	4/1/46	206
80	Fannie Mae, Pool #AY4200	3.00	5/1/45	84
125	Fannie Mae, Pool #MA3960	3.00	3/1/50	130
267	Fannie Mae, Pool #MA4020	3.00	5/1/50	278
112	Fannie Mae, Pool #FM1134	3.00	4/1/48	117
123	Fannie Mae, Pool #AU3735	3.00	8/1/43	130
103	Fannie Mae, Pool #AS4333	3.00	1/1/45	108
53	Fannie Mae, Pool #AL8861	3.00	7/1/31	56
13	Fannie Mae, Pool #AX8309	3.00	11/1/29	14
22	Fannie Mae, Pool #BK1015	3.00	2/1/33	23
34	Fannie Mae, Pool #MA3897	3.00	1/1/35	35
33	Fannie Mae, Pool #CA4860	3.00	12/1/49	35
8	Fannie Mae, Pool #MA3100	3.00	8/1/37	8
86	Fannie Mae, Pool #MA3179	3.00	11/1/47	90
227	Fannie Mae, Pool #B06219	3.00	12/1/49	237
281	Fannie Mae, Pool #BP1932	3.00	4/1/50	293
190	Fannie Mae, Pool #MA3871	3.00	12/1/49	198
41	Fannie Mae, Pool #CA5423	3.00	3/1/50	42

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$86	Fannie Mae, Pool #AS1527	3.00	1/1/29	$91
103	Fannie Mae, Pool #CA5519	3.00	4/1/50	107
217	Fannie Mae, Pool #BP6466	3.00	7/1/50	226
63	Fannie Mae, Pool #B09169	3.00	12/1/49	66
217	Fannie Mae, Pool #B08947	3.00	1/1/50	226
125	Fannie Mae, Pool #BO7242	3.00	1/1/50	131
67	Fannie Mae, Pool #AS7908	3.00	9/1/46	70
152	Fannie Mae, Pool #MA3082	3.00	7/1/47	159
328	Fannie Mae, Pool #FM3395	3.00	6/1/50	342
60	Fannie Mae, Pool #MA3744	3.00	8/1/49	62
61	Fannie Mae, Pool #CA3788	3.00	7/1/49	63
52	Fannie Mae, Pool #MA2773	3.00	10/1/36	55
182	Fannie Mae, Pool #AS7904	3.00	9/1/46	191
22	Fannie Mae, Pool #J24886	3.00	7/1/23	23
172	Fannie Mae, Pool #AT7620	3.00	6/1/43	182
205	Fannie Mae, Pool #MA3905	3.00	1/1/50	213
314	Fannie Mae, Pool #AO0752	3.00	4/1/42	333
22	Fannie Mae, Pool #AS4334	3.00	1/1/45	23
442	Fannie Mae, Pool #AQ7920	3.00	12/1/42	468
197	Fannie Mae, Pool #MA3937	3.00	2/1/50	206
224	Fannie Mae, Pool #AP2465	3.00	8/1/42	237
574	Fannie Mae, Pool #AP6375	3.00	9/1/42	609
51	Fannie Mae, Pool #BD5076	3.00	2/1/32	54
63	Fannie Mae, Pool #FM4317	3.00	9/1/50	65
164	Fannie Mae, Pool #BN7703	3.00	8/1/49	171
11	Fannie Mae, Pool #MA3802	3.00	10/1/49	11
203	Fannie Mae, Pool #BO2201	3.00	9/1/49	212
171	Fannie Mae, Pool #BO3192	3.00	10/1/49	179
170	Fannie Mae, Pool #AL9865	3.00	2/1/47	179
128	Fannie Mae, Pool #MA2292	3.50	6/1/45	137
76	Fannie Mae, Pool #AX2486	3.50	10/1/44	81
456	Fannie Mae, Pool #AK7497	3.50	4/1/42	490
40	Fannie Mae, Pool #AE5487	3.50	10/1/25	42
123	Fannie Mae, Pool #AZ0862	3.50	7/1/45	131
158	Fannie Mae, Pool #BD2436	3.50	1/1/47	169
243	Fannie Mae, Pool #ZM4908	3.50	11/1/47	257
41	Fannie Mae, Pool #MA2389	3.50	9/1/35	44
135	Fannie Mae, Pool #BH9215	3.50	1/1/48	143
82	Fannie Mae, Pool #AY4300	3.50	1/1/45	87
96	Fannie Mae, Pool #AO4385	3.50	6/1/42	103
8	Fannie Mae, Pool #AX0159	3.50	9/1/29	9
83	Fannie Mae, Pool #MA1980	3.50	8/1/44	89
15	Fannie Mae, Pool #MA3059	3.50	7/1/37	16
80	Fannie Mae, Pool #AY5303	3.50	3/1/45	86
151	Fannie Mae, Pool #ZS4618	3.50	6/1/45	161
19	Fannie Mae, Pool #MA2495	3.50	1/1/46	20
38	Fannie Mae, Pool #AX7655	3.50	1/1/45	40
16	Fannie Mae, Pool #AS2081	3.50	4/1/29	17

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$53	Fannie Mae, Pool #AX5201	3.50	10/1/29	$57
14	Fannie Mae, Pool #AV6407	3.50	2/1/29	15
145	Fannie Mae, Pool #AU1635	3.50	7/1/43	157
71	Fannie Mae, Pool #AS7239	3.50	5/1/46	76
43	Fannie Mae, Pool #MA2923	3.50	3/1/37	46
50	Fannie Mae, Pool #BM2001	3.50	12/1/46	54
97	Fannie Mae, Pool #MA2125	3.50	12/1/44	104
115	Fannie Mae, Pool #SD8001	3.50	7/1/49	121
29	Fannie Mae, Pool #AP9390	3.50	10/1/42	31
127	Fannie Mae, Pool #MA1107	3.50	7/1/32	135
201	Fannie Mae, Pool #AQ0546	3.50	11/1/42	216
94	Fannie Mae, Pool #MA1059	3.50	5/1/32	100
426	Fannie Mae, Pool #AB6017	3.50	8/1/42	457
100	Fannie Mae, Pool #AJ8476	3.50	12/1/41	108
52	Fannie Mae, Pool #AJ4093	3.50	10/1/26	55
33	Fannie Mae, Pool #AS5892	3.50	10/1/45	36
102	Fannie Mae, Pool #MA1982	3.50	8/1/34	109
5	Fannie Mae, Pool #BA5031	3.50	1/1/46	6
50	Fannie Mae, Pool #AS5319	3.50	7/1/45	53
62	Fannie Mae, Pool #AY3802	3.50	2/1/45	67
66	Fannie Mae, Pool #AY3913	3.50	2/1/45	71
37	Fannie Mae, Pool #AY8856	3.50	9/1/45	39
16	Fannie Mae, Pool #BM1231	3.50	11/1/31	17
45	Fannie Mae, Pool #AZ6383	3.50	9/1/45	48
91	Fannie Mae, Pool #MA3057	3.50	7/1/47	97
52	Fannie Mae, Pool #MA3462	3.50	9/1/33	56
24	Fannie Mae, Pool #BC7633	3.50	6/1/46	26
50	Fannie Mae, Pool #BC3126	3.50	1/1/46	54
85	Fannie Mae, Pool #AU3742	3.50	8/1/43	92
41	Fannie Mae, Pool #BC0163	3.50	1/1/46	44
9	Fannie Mae, Pool #MA2909	3.50	2/1/37	10
18	Fannie Mae, Pool #AK0706	3.50	2/1/27	19
6	Fannie Mae, Pool #AJ6181	3.50	12/1/26	6
71	Fannie Mae, Pool #AS6649	3.50	2/1/46	76
34	Fannie Mae, Pool #BA1893	3.50	8/1/45	36
68	Fannie Mae, Pool #AS5068	3.50	6/1/45	73
128	Fannie Mae, Pool #BC1158	3.50	2/1/46	136
—	Fannie Mae, Pool #310139	3.50	11/1/25	—
48	Fannie Mae, Pool #BJ0647	3.50	3/1/48	51
56	Fannie Mae, Pool #AS5696	3.50	8/1/45	60
130	Fannie Mae, Pool #FM1543	3.50	11/1/48	138
89	Fannie Mae, Pool #FM1028	3.50	6/1/49	94
25	Fannie Mae, Pool #MA3835	3.50	11/1/49	26
122	Fannie Mae, Pool #MA3745	3.50	8/1/49	128
65	Fannie Mae, Pool #AO9140	3.50	7/1/42	70
69	Fannie Mae, Pool #MA3243	3.50	1/1/38	74
150	Fannie Mae, Pool #BH5155	3.50	9/1/47	159
75	Fannie Mae, Pool #AO4647	3.50	6/1/42	80

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$15	Fannie Mae, Pool #MA3152	3.50	10/1/37	$16
172	Fannie Mae, Pool #BH9277	3.50	2/1/48	182
128	Fannie Mae, Pool #MA3663	3.50	5/1/49	135
127	Fannie Mae, Pool #FM1911	3.50	7/1/48	136
155	Fannie Mae, Pool #BM4703	3.50	2/1/48	166
165	Fannie Mae, Pool #AL1717	3.50	5/1/27	176
216	Fannie Mae, Pool #MA3305	3.50	2/1/48	228
110	Fannie Mae, Pool #FM3387	3.50	3/1/35	118
101	Fannie Mae, Pool #AS7491	3.50	7/1/46	109
54	Fannie Mae, Pool #AZ2614	3.50	8/1/45	58
67	Fannie Mae, Pool #BE5258	3.50	1/1/47	71
535	Fannie Mae, Pool #AO2548	3.50	4/1/42	575
195	Fannie Mae, Pool #AO3760	3.50	5/1/42	211
437	Fannie Mae, Pool #AO8137	3.50	8/1/42	469
40	Fannie Mae, Pool #MA3614	3.50	3/1/49	42
18	Fannie Mae, Pool #MA3906	3.50	1/1/50	19
101	Fannie Mae, Pool #MA3026	3.50	6/1/47	107
93	Fannie Mae, Pool #MA3332	3.50	4/1/48	98
26	Fannie Mae, Pool #AE0981	3.50	3/1/41	29
91	Fannie Mae, Pool #AS0024	3.50	7/1/43	99
226	Fannie Mae, Pool #BM1568	3.50	7/1/47	250
110	Fannie Mae, Pool #BD5046	3.50	2/1/47	117
99	Fannie Mae, Pool #MA3414	3.50	7/1/48	105
258	Fannie Mae, Pool #BP1947	3.50	4/1/50	272
15	Fannie Mae, Pool #MA2692	3.50	7/1/36	16
91	Fannie Mae, Pool #AS7388	3.50	6/1/46	97
91	Fannie Mae, Pool #BM5485	3.50	2/1/49	96
42	Fannie Mae, Pool #MA3597	3.50	2/1/49	44
8	Fannie Mae, Pool #MA2996	3.50	5/1/37	9
115	Fannie Mae, Pool #CA0487	3.50	10/1/47	123
133	Fannie Mae, Pool #AS3133	3.50	8/1/44	144
15	Fannie Mae, Pool #CA0234	3.50	8/1/47	16
155	Fannie Mae, Pool #MA3775	3.50	9/1/49	163
11	Fannie Mae, Pool #BM5446	3.50	2/1/49	12
77	Fannie Mae, Pool #FM0020	3.50	7/1/49	81
92	Fannie Mae, Pool #AZ9576	3.50	12/1/45	99
75	Fannie Mae, Pool #BE3767	3.50	7/1/47	79
126	Fannie Mae, Pool #MA3238	3.50	1/1/48	134
89	Fannie Mae, Pool #AS4771	3.50	4/1/45	95
6	Fannie Mae, Pool #AL8776	3.50	7/1/46	7
85	Fannie Mae, Pool #AS4773	3.50	4/1/45	90
42	Fannie Mae, Pool #MA3494	3.50	10/1/48	45
38	Fannie Mae, Pool #MA3692	3.50	7/1/49	40
112	Fannie Mae, Pool #BM2000	3.50	5/1/49	119
101	Fannie Mae, Pool #FM1566	3.50	11/1/48	107
106	Fannie Mae, Pool #FM1001	3.50	11/1/48	112
114	Fannie Mae, Pool #AY1306	3.50	3/1/45	122
92	Fannie Mae, Pool #AX9530	3.50	2/1/45	98

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$10	Fannie Mae, Pool #MA1021	3.50	3/1/27	$11
122	Fannie Mae, Pool #MA3305	3.50	3/1/48	129
32	Fannie Mae, Pool #MA3637	3.50	4/1/49	34
139	Fannie Mae, Pool #BJ2692	3.50	4/1/48	147
44	Fannie Mae, Pool #AS4772	3.50	4/1/45	47
140	Fannie Mae, Pool #MA3182	3.50	11/1/47	148
139	Fannie Mae, Pool #MA3520	3.50	10/1/48	147
16	Fannie Mae, Pool #MA3634	3.50	4/1/39	17
25	Fannie Mae, Pool #310139	3.50	11/1/25	26
130	Fannie Mae, Pool #BK9038	3.50	10/1/33	139
83	Fannie Mae, Pool #FM1960	4.00	5/1/49	88
7	Fannie Mae, Pool #CA3084	4.00	2/1/49	7
73	Fannie Mae, Pool #BM5685	4.00	6/1/48	78
21	Fannie Mae, Pool #AE0375	4.00	7/1/25	23
41	Fannie Mae, Pool #BK9697	4.00	12/1/48	44
50	Fannie Mae, Pool #BK0915	4.00	7/1/48	53
25	Fannie Mae, Pool #AT3872	4.00	6/1/43	27
81	Fannie Mae, Pool #FM1415	4.00	12/1/48	88
30	Fannie Mae, Pool #AY2291	4.00	3/1/45	33
56	Fannie Mae, Pool #AS2498	4.00	5/1/44	61
88	Fannie Mae, Pool #CA2469	4.00	10/1/48	94
124	Fannie Mae, Pool #AU3753	4.00	8/1/43	136
192	Fannie Mae, Pool #MA3804	4.00	10/1/49	205
218	Fannie Mae, Pool #AS0531	4.00	9/1/43	239
103	Fannie Mae, Pool #MA3027	4.00	6/1/47	110
79	Fannie Mae, Pool #AX0841	4.00	9/1/44	85
119	Fannie Mae, Pool #CA0183	4.00	8/1/47	128
201	Fannie Mae, Pool #AS7558	4.00	7/1/46	218
86	Fannie Mae, Pool #AL8387	4.00	3/1/46	93
27	Fannie Mae, Pool #MA3427	4.00	7/1/33	29
30	Fannie Mae, Pool #BM4306	4.00	9/1/25	32
162	Fannie Mae, Pool #AH5859	4.00	2/1/41	177
135	Fannie Mae, Pool #ZS4627	4.00	8/1/45	146
139	Fannie Mae, Pool #AY1377	4.00	4/1/45	153
66	Fannie Mae, Pool #BA6910	4.00	2/1/46	71
183	Fannie Mae, Pool #FM5134	4.00	1/1/49	198
105	Fannie Mae, Pool #AH6242	4.00	4/1/26	112
84	Fannie Mae, Pool #BN0334	4.00	12/1/48	90
250	Fannie Mae, Pool #AJ5303	4.00	11/1/41	273
95	Fannie Mae, Pool #AZ8067	4.00	9/1/45	104
54	Fannie Mae, Pool #AS3903	4.00	11/1/44	59
168	Fannie Mae, Pool #BK7943	4.00	11/1/48	181
220	Fannie Mae, Pool #AJ7857	4.00	12/1/41	240
11	Fannie Mae, Pool #AS3448	4.00	9/1/44	12
105	Fannie Mae, Pool #FM0021	4.00	3/1/49	112
42	Fannie Mae, Pool #CA2474	4.00	7/1/48	45
198	Fannie Mae, Pool #BN6677	4.00	6/1/49	211
55	Fannie Mae, Pool #AL7347	4.00	9/1/45	60

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$104	Fannie Mae, Pool #MA0641	4.00	2/1/31	$113
33	Fannie Mae, Pool #MA0493	4.00	8/1/30	36
73	Fannie Mae, Pool #AS3293	4.00	9/1/44	79
78	Fannie Mae, Pool #AS8532	4.00	12/1/46	85
113	Fannie Mae, Pool #MA3211	4.00	12/1/47	121
8	Fannie Mae, Pool #MA2536	4.00	2/1/36	9
32	Fannie Mae, Pool #FM1101	4.00	7/1/34	34
48	Fannie Mae, Pool #AS3468	4.00	10/1/44	52
71	Fannie Mae, Pool #MA3563	4.00	1/1/49	76
76	Fannie Mae, Pool #FM1571	4.00	12/1/48	81
25	Fannie Mae, Pool #AL2689	4.00	2/1/27	26
41	Fannie Mae, Pool #BN5258	4.00	2/1/49	44
21	Fannie Mae, Pool #BA0847	4.00	3/1/46	23
65	Fannie Mae, Pool #AS3467	4.00	10/1/44	70
262	Fannie Mae, Pool #AJ7689	4.00	12/1/41	286
52	Fannie Mae, Pool #AS7600	4.00	7/1/46	57
81	Fannie Mae, Pool #AS9831	4.00	6/1/47	87
118	Fannie Mae, Pool #BD7081	4.00	3/1/47	126
62	Fannie Mae, Pool #AS7601	4.00	7/1/46	68
8	Fannie Mae, Pool #MA3037	4.00	6/1/37	9
99	Fannie Mae, Pool #BM2002	4.00	10/1/47	107
19	Fannie Mae, Pool #MA0695	4.00	4/1/31	21
23	Fannie Mae, Pool #BJ0639	4.00	3/1/48	25
75	Fannie Mae, Pool #CA1894	4.00	6/1/48	80
104	Fannie Mae, Pool #CA1015	4.00	1/1/48	112
22	Fannie Mae, Pool #BM5525	4.00	3/1/31	24
28	Fannie Mae, Pool #AS8823	4.00	2/1/47	31
102	Fannie Mae, Pool #BJ9169	4.00	5/1/48	109
18	Fannie Mae, Pool #AL9742	4.00	7/1/29	19
24	Fannie Mae, Pool #BH2623	4.00	8/1/47	26
18	Fannie Mae, Pool #AH3394	4.00	1/1/41	20
87	Fannie Mae, Pool #AZ7362	4.00	11/1/45	94
77	Fannie Mae, Pool #BE8050	4.00	4/1/47	83
63	Fannie Mae, Pool #AY8981	4.00	8/1/45	68
74	Fannie Mae, Pool #BK0909	4.00	7/1/48	79
80	Fannie Mae, Pool #AS3216	4.00	9/1/44	87
33	Fannie Mae, Pool #MA3592	4.00	2/1/49	35
82	Fannie Mae, Pool #MA3615	4.00	3/1/49	88
54	Fannie Mae, Pool #AC7328	4.00	12/1/39	59
144	Fannie Mae, Pool #MA3746	4.00	8/1/49	154
47	Fannie Mae, Pool #MA3638	4.00	4/1/49	50
116	Fannie Mae, Pool #AO2959	4.00	5/1/42	127
9	Fannie Mae, Pool #MA2655	4.00	6/1/36	9
120	Fannie Mae, Pool #ZA4988	4.00	8/1/47	128
58	Fannie Mae, Pool #CA0237	4.00	8/1/47	62
133	Fannie Mae, Pool #ZS4708	4.00	3/1/47	143
116	Fannie Mae, Pool #MA3183	4.00	11/1/47	125
99	Fannie Mae, Pool #MA3121	4.00	9/1/47	106

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$20	Fannie Mae, Pool #MA3216	4.00	12/1/37	$21
43	Fannie Mae, Pool #AL4778	4.00	10/1/32	47
69	Fannie Mae, Pool #AS9486	4.00	4/1/47	74
66	Fannie Mae, Pool #AV2340	4.00	12/1/43	72
485	Fannie Mae, Pool #190405	4.00	10/1/40	529
44	Fannie Mae, Pool #BM4991	4.00	9/1/48	47
5	Fannie Mae, Pool #AZ8874	4.00	9/1/45	5
79	Fannie Mae, Pool #MA3277	4.00	2/1/48	84
18	Fannie Mae, Pool #AW5109	4.00	8/1/44	20
49	Fannie Mae, Pool #BC5559	4.00	3/1/46	53
20	Fannie Mae, Pool #MA2455	4.00	11/1/35	21
14	Fannie Mae, Pool #MA3413	4.00	7/1/38	15
12	Fannie Mae, Pool #AS7028	4.00	4/1/46	13
39	Fannie Mae, Pool #AC2995	4.00	9/1/24	41
38	Fannie Mae, Pool #BN0594	4.00	12/1/48	40
96	Fannie Mae, Pool #BK7608	4.00	9/1/48	102
38	Fannie Mae, Pool #MA3244	4.00	1/1/38	41
59	Fannie Mae, Pool #AW5063	4.00	7/1/44	64
29	Fannie Mae, Pool #MA3536	4.00	12/1/48	30
9	Fannie Mae, Pool #AW9041	4.00	8/1/44	10
12	Fannie Mae, Pool #AS2117	4.00	4/1/44	13
133	Fannie Mae, Pool #MA2995	4.00	5/1/47	143
35	Fannie Mae, Pool #AY0025	4.00	2/1/45	38
41	Fannie Mae, Pool #MA3521	4.00	11/1/48	44
94	Fannie Mae, Pool #AY1595	4.00	1/1/45	102
18	Fannie Mae, Pool #AH6790	4.50	3/1/41	20
40	Fannie Mae, Pool #AS1638	4.50	2/1/44	45
18	Fannie Mae, Pool #AS8576	4.50	12/1/46	20
47	Fannie Mae, Pool #BK5283	4.50	6/1/48	51
3	Fannie Mae, Pool #AW7048	4.50	6/1/44	3
10	Fannie Mae, Pool #AS0861	4.50	10/1/43	11
22	Fannie Mae, Pool #AA0860	4.50	1/1/39	25
8	Fannie Mae, Pool #982892	4.50	5/1/23	8
65	Fannie Mae, Pool #BN4309	4.50	1/1/49	70
82	Fannie Mae, Pool #AS8157	4.50	10/1/46	90
120	Fannie Mae, Pool #MA3639	4.50	4/1/49	129
419	Fannie Mae, Pool #MA3184	4.50	11/1/47	454
33	Fannie Mae, Pool #G60512	4.50	12/1/45	36
15	Fannie Mae, Pool #AL8816	4.50	9/1/45	17
82	Fannie Mae, Pool #AB3192	4.50	6/1/41	92
39	Fannie Mae, Pool #BE6489	4.50	1/1/47	42
78	Fannie Mae, Pool #AL4450	4.50	12/1/43	84
90	Fannie Mae, Pool #AD8529	4.50	8/1/40	99
42	Fannie Mae, Pool #AL5082	4.50	3/1/44	46
46	Fannie Mae, Pool #AS2276	4.50	4/1/44	50
45	Fannie Mae, Pool #AB1389	4.50	8/1/40	49
207	Fannie Mae, Pool #AS9394	4.50	4/1/47	231
15	Fannie Mae, Pool #AA9781	4.50	7/1/24	16

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$51	Fannie Mae, Pool #CA0623	4.50	10/1/47	$55
14	Fannie Mae, Pool #AU5302	4.50	10/1/43	16
168	Fannie Mae, Pool #AH7521	4.50	3/1/41	184
53	Fannie Mae, Pool #BE5992	4.50	2/1/47	58
107	Fannie Mae, Pool #CA0148	4.50	8/1/47	116
65	Fannie Mae, Pool #254954	4.50	10/1/23	67
50	Fannie Mae, Pool #ZT1321	4.50	11/1/48	54
291	Fannie Mae, Pool #AL1107	4.50	11/1/41	325
110	Fannie Mae, Pool #CA1711	4.50	5/1/48	119
57	Fannie Mae, Pool #MA0481	4.50	8/1/30	62
11	Fannie Mae, Pool #BN0877	4.50	11/1/48	12
18	Fannie Mae, Pool #AB1470	4.50	9/1/40	19
44	Fannie Mae, Pool #MA3537	4.50	12/1/48	47
38	Fannie Mae, Pool #MA3593	4.50	2/1/49	41
99	Fannie Mae, Pool #AE0217	4.50	8/1/40	109
31	Fannie Mae, Pool #BM1285	4.50	5/1/47	34
25	Fannie Mae, Pool #CA1218	4.50	2/1/48	27
215	Fannie Mae, Pool #AH9055	4.50	4/1/41	239
53	Fannie Mae, Pool #MA3522	4.50	11/1/48	57
93	Fannie Mae, Pool #AI4815	4.50	6/1/41	104
12	Fannie Mae, Pool #BK8830	4.50	8/1/48	13
99	Fannie Mae, Pool #BK1416	4.50	5/1/48	107
33	Fannie Mae, Pool #FM3619	4.50	1/1/50	36
52	Fannie Mae, Pool #836750	5.00	10/1/35	59
43	Fannie Mae, Pool #BM3904	5.00	5/1/48	47
40	Fannie Mae, Pool #AL5788	5.00	5/1/42	45
23	Fannie Mae, Pool #MA3527	5.00	11/1/48	26
26	Fannie Mae, Pool #MA3617	5.00	3/1/49	28
19	Fannie Mae, Pool #890621	5.00	5/1/42	22
29	Fannie Mae, Pool #MA3472	5.00	9/1/48	32
17	Fannie Mae, Pool #890603	5.00	8/1/41	19
23	Fannie Mae, Pool #725238	5.00	3/1/34	27
40	Fannie Mae, Pool #MA3669	5.00	5/1/49	44
29	Fannie Mae, Pool #CA1795	5.00	5/1/48	32
63	Fannie Mae, Pool #AH5988	5.00	3/1/41	71
33	Fannie Mae, Pool #AS0837	5.00	10/1/43	37
22	Fannie Mae, Pool #BM3781	5.00	11/1/30	24
428	Fannie Mae, Pool #889117	5.00	10/1/35	490
27	Fannie Mae, Pool #CA0349	5.00	9/1/47	30
18	Fannie Mae, Pool #MA3708	5.00	6/1/49	20
54	Fannie Mae, Pool #MA3594	5.00	2/1/49	59
36	Fannie Mae, Pool #AS0575	5.00	9/1/43	39
3	Fannie Mae, Pool #A69671	5.50	12/1/37	3
1	Fannie Mae, Pool #909662	5.50	2/1/22	1
1	Fannie Mae, Pool #A79636	5.50	7/1/38	1
1	Fannie Mae, Pool #AL0725	5.50	6/1/24	1
682	Fannie Mae, Pool #890221	5.50	12/1/33	801
2	Fannie Mae, Pool #976945	5.50	2/1/23	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$8	Fannie Mae, Pool #929451	5.50	5/1/38	$9
417	Fannie Mae, Pool #725228	6.00	3/1/34	492
98	Fannie Mae, Pool #889984	6.50	10/1/38	115
250	Fannie Mae, 15 YR TBA	1.50	8/25/36	253
875	Fannie Mae, 15 YR TBA	1.50	7/25/36	885
900	Fannie Mae, 15 YR TBA	2.00	7/25/36	928
600	Fannie Mae, 15 YR TBA	2.00	8/25/36	618
100	Fannie Mae, 15 YR TBA	2.50	8/25/36	104
25	Fannie Mae, 15 YR TBA	2.50	7/25/36	26
25	Fannie Mae, 15 YR TBA	3.50	7/25/36	27
50	Fannie Mae, 30 YR TBA	1.50	8/25/51	49
1,850	Fannie Mae, 30 YR TBA	1.50	7/25/51	1,811
1,550	Fannie Mae, 30 YR TBA	2.00	8/25/51	1,561
11,600	Fannie Mae, 30 YR TBA	2.00	7/25/51	11,711
1,750	Fannie Mae, 30 YR TBA	2.50	7/25/51	1,809
2,050	Fannie Mae, 30 YR TBA	2.50	8/25/51	2,115
74	Freddie Mac, Pool #RB5110	1.50	5/1/41	74
497	Freddie Mac, Pool #SB8106	1.50	6/1/36	503
450	Freddie Mac, Pool #SD8154	1.50	6/1/51	441
444	Freddie Mac, Pool #QC0962	1.50	4/1/51	436
454	Freddie Mac, Pool #SB8088	1.50	2/1/36	459
437	Freddie Mac, Pool #RC1727	2.00	12/1/35	451
553	Freddie Mac, Pool #SB8079	2.00	12/1/35	571
439	Freddie Mac, Pool #SD8128	2.00	2/1/51	444
22	Freddie Mac, Pool #J25759	2.00	8/1/28	23
445	Freddie Mac, Pool #QB3716	2.00	9/1/50	450
441	Freddie Mac, Pool #QB8064	2.00	1/1/51	445
560	Freddie Mac, Pool #QB7708	2.00	1/1/51	566
268	Freddie Mac, Pool #QC0423	2.00	4/1/51	271
53	Freddie Mac, Pool #G18634	2.00	3/1/32	54
270	Freddie Mac, Pool #SD7537	2.00	3/1/51	273
320	Freddie Mac, Pool #SD8150	2.00	6/1/51	324
460	Freddie Mac, Pool #SD8121	2.00	12/1/50	465
472	Freddie Mac, Pool #SB8107	2.00	5/1/36	487
475	Freddie Mac, Pool #QC3597	2.00	6/1/51	481
446	Freddie Mac, Pool #RA4986	2.00	4/1/51	451
273	Freddie Mac, Pool #SD8146	2.00	5/1/51	276
436	Freddie Mac, Pool #QB6893	2.00	12/1/50	440
168	Freddie Mac, Pool #RB5095	2.00	12/1/40	172
53	Freddie Mac, Pool #J25777	2.00	9/1/28	55
288	Freddie Mac, Pool #SD8113	2.00	12/1/50	291
31	Freddie Mac, Pool #G18547	2.00	3/1/30	32
479	Freddie Mac, Pool #RA3205	2.00	8/1/50	484
446	Freddie Mac, Pool #QC1075	2.00	4/1/51	452
448	Freddie Mac, Pool #QB3926	2.00	10/1/50	453
160	Freddie Mac, Pool #ZS7735	2.00	1/1/32	165
16	Freddie Mac, Pool #G18472	2.50	7/1/28	17
474	Freddie Mac, Pool #QC2031	2.50	5/1/51	490

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$335	Freddie Mac, Pool #QA9142	2.50	5/1/50	$350
126	Freddie Mac, Pool #J26408	2.50	11/1/28	131
374	Freddie Mac, Pool #SD8151	2.50	6/1/51	387
450	Freddie Mac, Pool #SD0412	2.50	8/1/50	470
473	Freddie Mac, Pool #QC2251	2.50	5/1/51	490
312	Freddie Mac, Pool #SD8067	2.50	6/1/50	324
437	Freddie Mac, Pool #RA2634	2.50	5/1/50	452
7	Freddie Mac, Pool #J30875	2.50	3/1/30	8
91	Freddie Mac, Pool #G18635	2.50	3/1/32	95
60	Freddie Mac, Pool #J35643	2.50	11/1/31	63
85	Freddie Mac, Pool #G18533	2.50	12/1/29	89
47	Freddie Mac, Pool #G18485	2.50	10/1/28	49
412	Freddie Mac, Pool #QB3287	2.50	8/1/50	427
151	Freddie Mac, Pool #J38477	2.50	2/1/33	158
91	Freddie Mac, Pool #J18954	2.50	4/1/27	95
29	Freddie Mac, Pool #SB8045	2.50	5/1/35	31
82	Freddie Mac, Pool #ZK8425	2.50	12/1/31	86
85	Freddie Mac, Pool #ZS4687	2.50	11/1/46	88
66	Freddie Mac, Pool #ZS8692	2.50	4/1/33	68
101	Freddie Mac, Pool #J37902	2.50	11/1/32	105
106	Freddie Mac, Pool #G18470	2.50	6/1/28	110
408	Freddie Mac, Pool #SD8099	2.50	10/1/50	422
444	Freddie Mac, Pool #SD8141	2.50	4/1/51	459
58	Freddie Mac, Pool #SB8062	2.50	9/1/35	60
215	Freddie Mac, Pool #G18611	2.50	9/1/31	225
199	Freddie Mac, Pool #RB5043	2.50	4/1/40	207
459	Freddie Mac, Pool #RA2897	2.50	6/1/50	475
406	Freddie Mac, Pool #QB3703	2.50	9/1/50	420
88	Freddie Mac, Pool #ZS8483	2.50	3/1/28	92
457	Freddie Mac, Pool #SD8129	2.50	2/1/51	473
92	Freddie Mac, Pool #J23440	2.50	4/1/28	95
268	Freddie Mac, Pool #RA2645	2.50	6/1/50	280
43	Freddie Mac, Pool #C09026	2.50	2/1/43	45
462	Freddie Mac, Pool #SD8114	2.50	12/1/50	478
13	Freddie Mac, Pool #G08755	2.50	2/1/47	14
233	Freddie Mac, Pool #SD8083	2.50	8/1/50	242
22	Freddie Mac, Pool #G18665	2.50	11/1/32	23
226	Freddie Mac, Pool #SD8055	2.50	4/1/50	234
35	Freddie Mac, Pool #SB8053	2.50	7/1/35	37
85	Freddie Mac, Pool #RB5054	2.50	6/1/40	88
362	Freddie Mac, Pool #RA2595	2.50	5/1/50	376
12	Freddie Mac, Pool #G08638	2.50	4/1/45	12
153	Freddie Mac, Pool #G18680	2.50	3/1/33	160
181	Freddie Mac, Pool #RB5086	2.50	11/1/40	188
448	Freddie Mac, Pool #SD8122	2.50	1/1/51	464
34	Freddie Mac, Pool #J25585	2.50	9/1/28	36
28	Freddie Mac, Pool #Q42878	2.50	9/1/46	29
82	Freddie Mac, Pool #RB5072	2.50	9/1/40	85

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$39	Freddie Mac, Pool #G18704	2.50	6/1/33	$41
108	Freddie Mac, Pool #G18568	2.50	9/1/30	113
20	Freddie Mac, Pool #C91904	2.50	11/1/36	21
234	Freddie Mac, Pool #QA5290	2.50	12/1/49	242
75	Freddie Mac, Series K-1514, Class - A2, Callable 10/25/34 @ 100.00	2.86	10/25/34	83
213	Freddie Mac, Pool #SD8056	3.00	4/1/50	222
34	Freddie Mac, Pool #G30945	3.00	9/1/36	35
22	Freddie Mac, Pool #J33135	3.00	11/1/30	23
49	Freddie Mac, Pool #G08648	3.00	6/1/45	52
29	Freddie Mac, Pool #G18575	3.00	11/1/30	30
85	Freddie Mac, Pool #ZM2721	3.00	2/1/47	89
117	Freddie Mac, Pool #SD8074	3.00	7/1/50	122
75	Freddie Mac, Pool #G18569	3.00	9/1/30	79
45	Freddie Mac, Pool #C91819	3.00	4/1/35	48
20	Freddie Mac, Pool #C91905	3.00	11/1/36	21
165	Freddie Mac, Pool #ZS4658	3.00	4/1/46	173
334	Freddie Mac, Pool #SB8046	3.00	5/1/35	351
63	Freddie Mac, Pool #C91707	3.00	6/1/33	67
186	Freddie Mac, Pool #G60989	3.00	12/1/46	196
133	Freddie Mac, Pool #ZS4512	3.00	5/1/43	141
128	Freddie Mac, Pool #G60187	3.00	8/1/45	135
58	Freddie Mac, Pool #G08640	3.00	5/1/45	61
20	Freddie Mac, Pool #Q18599	3.00	6/1/43	21
52	Freddie Mac, Pool #ZS4641	3.00	12/1/45	55
11	Freddie Mac, Pool #J14241	3.00	1/1/26	12
107	Freddie Mac, Pool #RA2594	3.00	5/1/50	112
14	Freddie Mac, Pool #C91826	3.00	5/1/35	15
19	Freddie Mac, Pool #J29932	3.00	11/1/29	20
43	Freddie Mac, Pool #ZS4703	3.00	2/1/47	45
50	Freddie Mac, Pool #J38675	3.00	3/1/33	53
5	Freddie Mac, Pool #Q39527	3.00	3/1/46	6
155	Freddie Mac, Pool #Q43734	3.00	10/1/46	163
193	Freddie Mac, Pool #Q45735	3.00	1/1/47	203
251	Freddie Mac, Pool #ZS4519	3.00	6/1/43	266
112	Freddie Mac, Pool #ZS4693	3.00	12/1/46	117
9	Freddie Mac, Pool #C91949	3.00	9/1/37	9
86	Freddie Mac, Pool #ZS4779	3.00	6/1/48	91
32	Freddie Mac, Pool #Q19754	3.00	7/1/43	34
47	Freddie Mac, Pool #J36428	3.00	2/1/32	50
152	Freddie Mac, Pool #G18673	3.00	1/1/33	160
94	Freddie Mac, Pool #G18518	3.00	7/1/29	99
8	Freddie Mac, Pool #C91939	3.00	6/1/37	9
95	Freddie Mac, Pool #G15145	3.00	7/1/29	100
96	Freddie Mac, Pool #C04422	3.00	12/1/42	100
18	Freddie Mac, Pool #C91969	3.00	1/1/38	19
8	Freddie Mac, Pool #Q18882	3.00	5/1/43	9
6	Freddie Mac, Pool #C91809	3.00	2/1/35	7
709	Freddie Mac, Pool #ZS4522	3.00	7/1/43	752

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$10	Freddie Mac, Pool #G30999	3.00	2/1/37	$10
153	Freddie Mac, Pool #C04619	3.00	3/1/43	164
217	Freddie Mac, Pool #ZS4697	3.00	1/1/47	228
179	Freddie Mac, Pool #QA9049	3.00	4/1/50	188
82	Freddie Mac, Pool #Q20067	3.00	7/1/43	87
87	Freddie Mac, Pool #ZA2313	3.00	9/1/33	93
153	Freddie Mac, Pool #ZS4621	3.00	7/1/45	161
172	Freddie Mac, Pool #Q16222	3.00	3/1/43	182
328	Freddie Mac, Pool #Q21065	3.00	8/1/43	348
16	Freddie Mac, Pool #C91943	3.00	7/1/37	17
22	Freddie Mac, Pool #G18534	3.00	12/1/29	23
82	Freddie Mac, Pool #ZM2169	3.00	11/1/46	86
33	Freddie Mac, Pool #G08540	3.00	8/1/43	35
70	Freddie Mac, Pool #G08783	3.00	10/1/47	73
145	Freddie Mac, Pool #QA1033	3.00	7/1/49	152
192	Freddie Mac, Pool #SD8030	3.00	11/1/49	200
79	Freddie Mac, Pool #G18531	3.00	11/1/29	83
29	Freddie Mac, Pool #ZT2019	3.00	5/1/34	31
7	Freddie Mac, Pool #J17111	3.00	10/1/26	7
84	Freddie Mac, Pool #ZT1323	3.00	10/1/48	88
98	Freddie Mac, Pool #G15217	3.00	11/1/29	103
56	Freddie Mac, Pool #Q41795	3.00	7/1/46	59
196	Freddie Mac, Pool #SD8024	3.00	11/1/49	204
67	Freddie Mac, Pool #ZT0195	3.00	9/1/46	70
71	Freddie Mac, Pool #ZS4688	3.00	11/1/46	75
141	Freddie Mac, Pool #J17774	3.00	1/1/27	148
42	Freddie Mac, Pool #G18582	3.00	1/1/31	45
116	Freddie Mac, Pool #C91581	3.00	11/1/32	123
119	Freddie Mac, Pool #QA8065	3.00	3/1/50	124
31	Freddie Mac, Pool #G18715	3.00	11/1/33	33
68	Freddie Mac, Pool #ZT0715	3.00	9/1/48	71
58	Freddie Mac, Pool #ZS8686	3.00	2/1/33	61
46	Freddie Mac, Pool #C91927	3.00	5/1/37	48
134	Freddie Mac, Pool #ZS4609	3.00	4/1/45	141
85	Freddie Mac, Pool #ZS4706	3.00	3/1/47	89
119	Freddie Mac, Pool #G18514	3.00	6/1/29	125
21	Freddie Mac, Pool #C91924	3.00	4/1/37	23
8	Freddie Mac, Pool #Q13086	3.00	11/1/42	8
122	Freddie Mac, Pool #ZM2089	3.00	11/1/46	128
22	Freddie Mac, Pool #J38057	3.00	12/1/32	23
36	Freddie Mac, Pool #C91798	3.00	12/1/34	38
176	Freddie Mac, Pool #ZM2285	3.00	12/1/46	185
26	Freddie Mac, Pool #J38807	3.00	4/1/33	27
125	Freddie Mac, Pool #ZA1283	3.00	1/1/43	134
146	Freddie Mac, Pool #G08562	3.50	1/1/44	159
42	Freddie Mac, Pool #G08846	3.50	11/1/48	44
86	Freddie Mac, Pool #Q08903	3.50	6/1/42	92
121	Freddie Mac, Pool #ZS4651	3.50	3/1/46	129

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$34	Freddie Mac, Pool #SB8007	3.50	9/1/34	$36
153	Freddie Mac, Pool #G08627	3.50	2/1/45	163
34	Freddie Mac, Pool #C03920	3.50	5/1/42	37
8	Freddie Mac, Pool #C91760	3.50	5/1/34	8
80	Freddie Mac, Pool #C91403	3.50	3/1/32	85
112	Freddie Mac, Pool #G61148	3.50	9/1/47	119
77	Freddie Mac, Pool #ZS4704	3.50	2/1/47	81
25	Freddie Mac, Pool #A96409	3.50	1/1/41	27
26	Freddie Mac, Pool #Q31134	3.50	2/1/45	28
123	Freddie Mac, Pool #Q49490	3.50	7/1/47	131
85	Freddie Mac, Pool #Q51461	3.50	10/1/47	90
34	Freddie Mac, Pool #J27494	3.50	2/1/29	37
55	Freddie Mac, Pool #Q04087	3.50	10/1/41	59
29	Freddie Mac, Pool #C91950	3.50	9/1/37	31
22	Freddie Mac, Pool #C91742	3.50	1/1/34	24
82	Freddie Mac, Pool #Q53176	3.50	12/1/47	87
16	Freddie Mac, Pool #ZS4747	3.50	12/1/47	17
13	Freddie Mac, Pool #Q55002	3.50	3/1/48	14
57	Freddie Mac, Pool #G08733	3.50	11/1/46	61
104	Freddie Mac, Pool #G08632	3.50	3/1/45	111
140	Freddie Mac, Pool #G08766	3.50	6/1/47	148
194	Freddie Mac, Pool #ZS4536	3.50	10/1/43	211
317	Freddie Mac, Pool #RA2469	3.50	4/1/50	335
233	Freddie Mac, Pool #RA1508	3.50	10/1/49	246
86	Freddie Mac, Pool #C91456	3.50	6/1/32	92
16	Freddie Mac, Pool #C91940	3.50	6/1/37	17
37	Freddie Mac, Pool #J13582	3.50	11/1/25	39
13	Freddie Mac, Pool #G08620	3.50	12/1/44	14
94	Freddie Mac, Pool #G08761	3.50	5/1/47	99
42	Freddie Mac, Pool #G08813	3.50	5/1/48	45
66	Freddie Mac, Pool #ZA5128	3.50	12/1/47	70
103	Freddie Mac, Pool #ZS4622	3.50	7/1/45	110
57	Freddie Mac, Pool #Q06749	3.50	3/1/42	61
84	Freddie Mac, Pool #SD8011	3.50	9/1/49	88
5	Freddie Mac, Pool #E02735	3.50	10/1/25	6
47	Freddie Mac, Pool #ZS4659	3.50	4/1/46	50
17	Freddie Mac, Pool #C92003	3.50	7/1/38	18
121	Freddie Mac, Pool #ZS4642	3.50	12/1/45	129
404	Freddie Mac, Pool #ZS4487	3.50	6/1/42	434
50	Freddie Mac, Pool #Q36040	3.50	9/1/45	54
65	Freddie Mac, Pool #ZS4771	3.50	6/1/48	69
98	Freddie Mac, Pool #Q09896	3.50	8/1/42	105
50	Freddie Mac, Pool #G08698	3.50	3/1/46	53
146	Freddie Mac, Pool #G08804	3.50	3/1/48	155
96	Freddie Mac, Pool #SB0031	3.50	10/1/27	101
57	Freddie Mac, Pool #ZT1951	3.50	5/1/49	60
139	Freddie Mac, Pool #QA8794	3.50	4/1/50	147
77	Freddie Mac, Pool #Q08998	3.50	6/1/42	83

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$48	Freddie Mac, Pool #ZS4759	3.50	3/1/48	$51
36	Freddie Mac, Pool #G30776	3.50	7/1/35	39
9	Freddie Mac, Pool #C91925	3.50	4/1/37	9
96	Freddie Mac, Pool #ZS4630	3.50	9/1/45	103
173	Freddie Mac, Pool #G08636	3.50	4/1/45	185
25	Freddie Mac, Pool #J26144	3.50	10/1/23	27
134	Freddie Mac, Pool #Q20860	3.50	8/1/43	145
55	Freddie Mac, Pool #Q58422	3.50	9/1/48	59
59	Freddie Mac, Pool #Q12052	3.50	10/1/42	63
63	Freddie Mac, Pool #G18707	3.50	9/1/33	68
124	Freddie Mac, Pool #J15105	3.50	4/1/26	133
34	Freddie Mac, Pool #G08599	3.50	8/1/44	36
33	Freddie Mac, Pool #G08605	3.50	9/1/44	36
69	Freddie Mac, Pool #Q57871	3.50	8/1/48	74
169	Freddie Mac, Pool #ZS4599	3.50	1/1/45	180
28	Freddie Mac, Pool #ZT0711	3.50	10/1/48	30
115	Freddie Mac, Pool #G08641	3.50	5/1/45	123
58	Freddie Mac, Pool #G08687	3.50	1/1/46	61
105	Freddie Mac, Pool #ZS4713	3.50	4/1/47	111
57	Freddie Mac, Pool #Q37449	3.50	11/1/45	61
53	Freddie Mac, Pool #ZS4663	3.50	5/1/46	56
67	Freddie Mac, Pool #Q27594	4.00	8/1/44	74
5	Freddie Mac, Pool #Q27456	4.00	7/1/44	5
59	Freddie Mac, Pool #G08767	4.00	6/1/47	63
41	Freddie Mac, Pool #Q34081	4.00	6/1/45	45
76	Freddie Mac, Pool #ZT2106	4.00	3/1/49	81
40	Freddie Mac, Pool #G08836	4.00	9/1/48	43
18	Freddie Mac, Pool #C91994	4.00	5/1/38	19
51	Freddie Mac, Pool #ZN5030	4.00	4/1/49	55
43	Freddie Mac, Pool #C91765	4.00	6/1/34	46
43	Freddie Mac, Pool #Q58680	4.00	9/1/48	46
54	Freddie Mac, Pool #ZT1320	4.00	11/1/48	57
63	Freddie Mac, Pool #C09070	4.00	12/1/44	68
63	Freddie Mac, Pool #ZA6946	4.00	5/1/49	67
14	Freddie Mac, Pool #C92019	4.00	10/1/38	15
48	Freddie Mac, Pool #G08637	4.00	4/1/45	52
5	Freddie Mac, Pool #G08642	4.00	5/1/45	6
40	Freddie Mac, Pool #G08831	4.00	8/1/48	43
110	Freddie Mac, Pool #ZS4631	4.00	9/1/45	119
89	Freddie Mac, Pool #G08785	4.00	10/1/47	95
44	Freddie Mac, Pool #ZT1840	4.00	9/1/48	47
78	Freddie Mac, Pool #ZS4573	4.00	7/1/44	84
78	Freddie Mac, Pool #G08616	4.00	11/1/44	85
8	Freddie Mac, Pool #J12435	4.00	6/1/25	8
33	Freddie Mac, Pool #G08483	4.00	3/1/42	36
212	Freddie Mac, Pool #SD0290	4.00	4/1/50	227
74	Freddie Mac, Pool #G08459	4.00	9/1/41	81
235	Freddie Mac, Pool #SD8070	4.00	6/1/50	251

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$122	Freddie Mac, Pool #G06506	4.00	12/1/40	$133
10	Freddie Mac, Pool #G08633	4.00	3/1/45	11
77	Freddie Mac, Pool #ZT1952	4.00	5/1/49	82
378	Freddie Mac, Pool #A96286	4.00	1/1/41	413
21	Freddie Mac, Pool #G08672	4.00	10/1/45	23
110	Freddie Mac, Pool #ZS4731	4.00	8/1/47	118
9	Freddie Mac, Pool #C91923	4.00	3/1/37	10
31	Freddie Mac, Pool #G14453	4.00	6/1/26	33
44	Freddie Mac, Pool #C91738	4.00	11/1/33	48
69	Freddie Mac, Pool #G08567	4.00	1/1/44	75
20	Freddie Mac, Pool #ZT1800	4.00	3/1/34	22
25	Freddie Mac, Pool #ZS4652	4.00	2/1/46	27
38	Freddie Mac, Pool #G08601	4.00	8/1/44	41
109	Freddie Mac, Pool #ZL7781	4.00	2/1/44	121
74	Freddie Mac, Pool #G08618	4.00	12/1/44	81
81	Freddie Mac, Pool #G08588	4.00	5/1/44	89
88	Freddie Mac, Pool #SD8039	4.00	1/1/50	93
44	Freddie Mac, Pool #G08754	4.50	3/1/47	47
18	Freddie Mac, Pool #Q25432	4.50	3/1/44	20
6	Freddie Mac, Pool #E02862	4.50	3/1/26	6
49	Freddie Mac, Pool #ZS4781	4.50	7/1/48	53
7	Freddie Mac, Pool #A90437	4.50	1/1/40	8
27	Freddie Mac, Pool #Q22671	4.50	11/1/43	29
52	Freddie Mac, Pool #Q59805	4.50	11/1/48	56
70	Freddie Mac, Pool #G08759	4.50	4/1/47	76
64	Freddie Mac, Pool #A97495	4.50	3/1/41	73
107	Freddie Mac, Pool #ZT1711	4.50	2/1/49	115
12	Freddie Mac, Pool #C09059	4.50	3/1/44	14
22	Freddie Mac, Pool #G08781	4.50	9/1/47	24
24	Freddie Mac, Pool #G08596	4.50	7/1/44	27
23	Freddie Mac, Pool #Q49599	4.50	7/1/47	26
204	Freddie Mac, Pool #SD8002	4.50	7/1/49	222
707	Freddie Mac, Pool #A97692	4.50	3/1/41	784
56	Freddie Mac, Pool #Q57957	4.50	8/1/48	60
50	Freddie Mac, Pool #ZS4774	4.50	5/1/48	54
6	Freddie Mac, Pool #J07849	4.50	5/1/23	6
117	Freddie Mac, Pool #ZT1779	5.00	3/1/49	129
16	Freddie Mac, Pool #G08838	5.00	9/1/48	17
139	Freddie Mac, Pool #G04913	5.00	3/1/38	157
21	Freddie Mac, Pool #G05205	5.00	1/1/39	24
10	Freddie Mac, Pool #G13255	5.00	7/1/23	11
321	Freddie Mac, Pool #C01598	5.00	8/1/33	362
12	Freddie Mac, Pool #SD0093	5.00	10/1/49	13
138	Freddie Mac, Pool #Q00763	5.00	5/1/41	152
9	Freddie Mac, Pool #G07068	5.00	7/1/41	10
45	Freddie Mac, Pool #G06031	5.50	3/1/40	51
2	Freddie Mac, Pool #G06091	5.50	5/1/40	2
303	Freddie Mac, Pool #G01665	5.50	3/1/34	356

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$21	Freddie Mac, Pool #G05709	6.00	6/1/38	$25
5	Freddie Mac, Pool #A62706	6.00	6/1/37	6
181	Freddie Mac, Pool #G02794	6.00	5/1/37	212
37	Freddie Mac, Pool #G03551	6.00	11/1/37	44
440	Government National Mortgage Association, Pool #MA7135	2.00	1/20/51	449
445	Government National Mortgage Association, Pool #MA7254	2.00	3/20/51	453
267	Government National Mortgage Association, Pool #MA7051	2.00	12/20/50	273
431	Government National Mortgage Association, Pool #MA6930	2.00	10/20/50	440
450	Government National Mortgage Association, Pool #MA7417	2.00	6/20/51	459
260	Government National Mortgage Association, Pool #MA6864	2.00	9/20/50	265
423	Government National Mortgage Association, Pool #MA6865	2.50	9/20/50	438
10	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	11
308	Government National Mortgage Association, Pool #MA4125	2.50	12/20/46	319
20	Government National Mortgage Association, Pool #MA1133	2.50	7/20/28	21
20	Government National Mortgage Association, Pool #MA0908	2.50	4/20/28	21
9	Government National Mortgage Association, Pool #MA2890	2.50	6/20/45	10
12	Government National Mortgage Association, Pool #711729	2.50	3/15/43	12
19	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	20
256	Government National Mortgage Association, Pool #MA6540	2.50	3/20/50	265
425	Government National Mortgage Association, Pool #MA6931	2.50	10/20/50	440
457	Government National Mortgage Association, Pool #MA6995	2.50	11/20/50	474
20	Government National Mortgage Association, Pool #MA4424	2.50	5/20/32	21
331	Government National Mortgage Association, Pool #MA6819	2.50	8/20/50	342
30	Government National Mortgage Association, Pool #MA4067	2.50	11/20/46	31
28	Government National Mortgage Association, Pool #MA4717	2.50	9/20/47	29
498	Government National Mortgage Association, Pool #MA7367	2.50	5/20/51	516
19	Government National Mortgage Association, Pool #776954	2.50	11/15/42	19
286	Government National Mortgage Association, Pool #MA4260	2.50	2/20/47	296
34	Government National Mortgage Association, Pool #MA0601	2.50	12/20/27	35
33	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	34
53	Government National Mortgage Association, Pool #MA1283	2.50	9/20/43	53
299	Government National Mortgage Association, Pool #MA6655	2.50	5/20/50	309
7	Government National Mortgage Association, Pool #5276	3.00	1/20/27	7
194	Government National Mortgage Association, Pool #MA0391	3.00	9/20/42	207
13	Government National Mortgage Association, Pool #MA1890	3.00	5/20/29	14
94	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	100
126	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	133
244	Government National Mortgage Association, Pool #MA6409	3.00	1/20/50	256
214	Government National Mortgage Association, Pool #MA6338	3.00	12/20/49	224
45	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	48
87	Government National Mortgage Association, Pool #MA3104	3.00	9/20/45	92
13	Government National Mortgage Association, Pool #AN5756	3.00	7/15/45	14
458	Government National Mortgage Association, Pool #MA6599	3.00	4/20/50	479
138	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	146
19	Government National Mortgage Association, Pool #MA2797	3.00	5/20/30	20
31	Government National Mortgage Association, Pool #MA2600	3.00	2/20/45	33
114	Government National Mortgage Association, Pool #MA3033	3.00	8/20/45	121
207	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	218

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$302	Government National Mortgage Association, Pool #MA4003	3.00	10/20/46	$318
392	Government National Mortgage Association, Pool #MA6656	3.00	5/20/50	410
296	Government National Mortgage Association, Pool #MA4126	3.00	12/20/46	313
82	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	87
144	Government National Mortgage Association, Pool #MA6283	3.00	11/20/49	151
64	Government National Mortgage Association, Pool #MA2753	3.00	4/20/45	68
30	Government National Mortgage Association, Pool #MA6766	3.00	7/20/50	31
82	Government National Mortgage Association, Pool #MA2825	3.00	5/20/45	87
182	Government National Mortgage Association, Pool #MA6710	3.00	6/20/50	190
136	Government National Mortgage Association, Pool #MA4961	3.00	1/20/48	144
190	Government National Mortgage Association, Pool #MA4836	3.00	11/20/47	200
90	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	95
137	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	144
162	Government National Mortgage Association, Pool #MA4509	3.00	6/20/47	171
108	Government National Mortgage Association, Pool #MA4381	3.00	4/20/47	113
8	Government National Mortgage Association, Pool #AL5058	3.00	3/15/45	9
294	Government National Mortgage Association, Pool #MA5076	3.00	3/20/48	309
103	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	108
34	Government National Mortgage Association, Pool #MA4559	3.00	7/20/32	35
36	Government National Mortgage Association, Pool #MA3520	3.00	3/20/46	39
37	Government National Mortgage Association, Pool #MA3243	3.00	11/20/45	40
207	Government National Mortgage Association, Pool #AD8433	3.00	7/15/43	222
135	Government National Mortgage Association, Pool #MA4450	3.00	5/20/47	142
143	Government National Mortgage Association, Pool #MA6089	3.00	8/20/49	150
35	Government National Mortgage Association, Pool #MA6820	3.00	8/20/50	36
263	Government National Mortgage Association, Pool #MA4195	3.00	1/20/47	278
52	Government National Mortgage Association, Pool #MA4068	3.00	11/20/46	55
273	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	287
64	Government National Mortgage Association, Pool #AA2654	3.00	6/15/43	68
28	Government National Mortgage Association, Pool #AG0440	3.00	8/15/43	30
122	Government National Mortgage Association, Pool #MA0153	3.00	6/20/42	130
179	Government National Mortgage Association, Pool #MA4651	3.00	8/20/47	188
22	Government National Mortgage Association, Pool #AK7285	3.00	3/15/45	23
257	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	270
8	Government National Mortgage Association, Pool #MA4935	3.00	1/20/33	9
223	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	235
138	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	146
685	Government National Mortgage Association, Pool #MA0624	3.00	12/20/42	731
108	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	115
36	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	38
268	Government National Mortgage Association, Pool #MA6474	3.00	2/20/50	280
240	Government National Mortgage Association, Pool #MA4261	3.00	2/20/47	253
85	Government National Mortgage Association, Pool #MA2444	3.00	12/20/44	90
76	Government National Mortgage Association, Pool #MA3172	3.00	10/20/45	81
109	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	115
128	Government National Mortgage Association, Pool #MA1374	3.00	10/20/43	136
162	Government National Mortgage Association, Pool #MA2147	3.00	8/20/44	172
61	Government National Mortgage Association, Pool #779084	3.00	4/15/42	64

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$13	Government National Mortgage Association, Pool #AA2934	3.00	7/15/42	$13
37	Government National Mortgage Association, Pool #MA1265	3.00	9/20/28	39
101	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	107
194	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	207
32	Government National Mortgage Association, Pool #738602	3.50	8/15/26	34
190	Government National Mortgage Association, Pool #MA1090	3.50	6/20/43	203
22	Government National Mortgage Association, Pool #796271	3.50	7/15/42	23
75	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	80
64	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	68
106	Government National Mortgage Association, Pool #MA0022	3.50	4/20/42	115
344	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	372
91	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	96
58	Government National Mortgage Association, Pool #MA4451	3.50	5/20/47	62
100	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	107
169	Government National Mortgage Association, Pool #MA5816	3.50	3/20/49	179
8	Government National Mortgage Association, Pool #MA1266	3.50	9/20/28	9
123	Government National Mortgage Association, Pool #MA4069	3.50	11/20/46	130
169	Government National Mortgage Association, Pool #MA4962	3.50	1/20/48	178
25	Government National Mortgage Association, Pool #MA6475	3.50	2/20/50	26
167	Government National Mortgage Association, Pool #MA0852	3.50	3/20/43	181
114	Government National Mortgage Association, Pool #MA6219	3.50	10/20/49	121
52	Government National Mortgage Association, Pool #740798	3.50	1/15/42	56
70	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	75
214	Government National Mortgage Association, Pool #MA2073	3.50	7/20/44	231
138	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	146
95	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	101
227	Government National Mortgage Association, Pool #MA5019	3.50	2/20/48	240
21	Government National Mortgage Association, Pool #MA6410	3.50	1/20/50	22
119	Government National Mortgage Association, Pool #MA3937	3.50	9/20/46	126
302	Government National Mortgage Association, Pool #MA2148	3.50	8/20/44	323
173	Government National Mortgage Association, Pool #MA3521	3.50	3/20/46	184
195	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	211
117	Government National Mortgage Association, Pool #MA2678	3.50	3/20/45	124
35	Government National Mortgage Association, Pool #MA6339	3.50	12/20/49	37
65	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	70
26	Government National Mortgage Association, Pool #MA6711	3.50	6/20/50	28
141	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	151
28	Government National Mortgage Association, Pool #AD2416	3.50	5/15/43	30
109	Government National Mortgage Association, Pool #MA5077	3.50	3/20/48	115
221	Government National Mortgage Association, Pool #MA5136	3.50	4/20/48	234
129	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	137
96	Government National Mortgage Association, Pool #783976	3.50	4/20/43	103
182	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	194
132	Government National Mortgage Association, Pool #MA4900	3.50	12/20/47	139
87	Government National Mortgage Association, Pool #MA5263	3.50	6/20/48	92
53	Government National Mortgage Association, Pool #BD5909	3.50	10/15/47	57
3	Government National Mortgage Association, Pool #AL8566	3.50	3/15/45	3
95	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	101

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$128	Government National Mortgage Association, Pool #MA2892	3.50	6/20/45	$136
157	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	167
189	Government National Mortgage Association, Pool #MA4196	3.50	1/20/47	201
91	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	96
130	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	138
80	Government National Mortgage Association, Pool #778157	3.50	3/15/42	84
119	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	126
127	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	135
104	Government National Mortgage Association, Pool #MA3663	3.50	5/20/46	110
100	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	106
109	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	116
125	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	133
95	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	100
159	Government National Mortgage Association, Pool #MA3034	3.50	8/20/45	170
97	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	103
14	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	15
131	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	139
79	Government National Mortgage Association, Pool #MA2754	3.50	4/20/45	84
131	Government National Mortgage Association, Pool #MA2303	3.50	10/20/44	140
58	Government National Mortgage Association, Pool #MA1919	3.50	5/20/44	62
134	Government National Mortgage Association, Pool #MA0088	3.50	5/20/42	143
136	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	144
8	Government National Mortgage Association, Pool #AD2954	3.50	7/15/44	9
169	Government National Mortgage Association, Pool #MA4719	3.50	9/20/47	179
113	Government National Mortgage Association, Pool #MA5875	3.50	4/20/49	119
173	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	184
239	Government National Mortgage Association, Pool #MA5762	3.50	2/20/49	252
67	Government National Mortgage Association, Pool #MA1838	3.50	4/20/44	72
167	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	180
102	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	109
72	Government National Mortgage Association, Pool #MA0319	4.00	8/20/42	78
83	Government National Mortgage Association, Pool #MA4197	4.00	1/20/47	90
70	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	76
27	Government National Mortgage Association, Pool #MA3455	4.00	2/20/46	29
99	Government National Mortgage Association, Pool #MA5876	4.00	4/20/49	105
93	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	98
30	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	32
160	Government National Mortgage Association, Pool #MA4452	4.00	5/20/47	171
105	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	115
115	Government National Mortgage Association, Pool #MA5595	4.00	11/20/48	123
75	Government National Mortgage Association, Pool #MA2522	4.00	1/20/45	81
162	Government National Mortgage Association, Pool #MA5466	4.00	9/20/48	173
26	Government National Mortgage Association, Pool #MA5330	4.00	7/20/48	28
99	Government National Mortgage Association, Pool #MA4383	4.00	4/20/47	106
5	Government National Mortgage Association, Pool #AJ2722	4.00	8/15/44	5
112	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	119
74	Government National Mortgage Association, Pool #713876	4.00	8/15/39	80
30	Government National Mortgage Association, Pool #753254	4.00	9/15/43	32

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$28	Government National Mortgage Association, Pool #738710	4.00	9/15/41	$32
44	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	48
64	Government National Mortgage Association, Pool #MA1678	4.00	2/20/44	70
83	Government National Mortgage Association, Pool #MA1449	4.00	11/20/43	90
250	Government National Mortgage Association, Pool #5139	4.00	8/20/41	271
190	Government National Mortgage Association, Pool #MA4587	4.00	7/20/47	204
76	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	82
14	Government National Mortgage Association, Pool #MA3174	4.00	10/20/45	15
50	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	54
31	Government National Mortgage Association, Pool #MA0155	4.00	6/20/42	33
33	Government National Mortgage Association, Pool #MA6091	4.00	8/20/49	35
23	Government National Mortgage Association, Pool #MA3106	4.00	9/20/45	25
93	Government National Mortgage Association, Pool #MA5078	4.00	3/20/48	99
83	Government National Mortgage Association, Pool #MA3598	4.00	4/20/46	90
126	Government National Mortgage Association, Pool #MA1839	4.00	4/20/44	137
79	Government National Mortgage Association, Pool #MA5986	4.00	6/20/49	84
46	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	50
17	Government National Mortgage Association, Pool #766495	4.00	10/15/41	18
37	Government National Mortgage Association, Pool #AM8203	4.00	5/15/45	40
124	Government National Mortgage Association, Pool #MA5931	4.00	5/20/49	131
49	Government National Mortgage Association, Pool #MA2602	4.00	2/20/45	54
150	Government National Mortgage Association, Pool #MA6155	4.00	9/20/49	160
31	Government National Mortgage Association, Pool #AV6086	4.00	7/15/47	33
107	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	116
30	Government National Mortgage Association, Pool #AD5627	4.00	4/15/43	33
90	Government National Mortgage Association, Pool #MA5710	4.00	1/20/49	96
18	Government National Mortgage Association, Pool #4922	4.00	1/20/41	19
25	Government National Mortgage Association, Pool #740068	4.00	9/15/40	27
15	Government National Mortgage Association, Pool #779401	4.00	6/15/42	17
82	Government National Mortgage Association, Pool #MA1376	4.00	10/20/43	89
40	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	44
61	Government National Mortgage Association, Pool #AB1483	4.00	8/15/42	66
41	Government National Mortgage Association, Pool #MA2149	4.00	8/20/44	45
240	Government National Mortgage Association, Pool #MA6040	4.00	7/20/49	256
123	Government National Mortgage Association, Pool #MA2074	4.00	7/20/44	134
95	Government National Mortgage Association, Pool #MA5399	4.50	8/20/48	102
86	Government National Mortgage Association, Pool #MA5652	4.50	12/20/48	93
24	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	26
147	Government National Mortgage Association, Pool #717148	4.50	5/15/39	165
90	Government National Mortgage Association, Pool #MA5877	4.50	4/20/49	97
250	Government National Mortgage Association, Pool #721760	4.50	8/15/40	278
344	Government National Mortgage Association, Pool #4801	4.50	9/20/40	378
89	Government National Mortgage Association, Pool #MA5596	4.50	11/20/48	96
15	Government National Mortgage Association, Pool #MA4129	4.50	12/20/46	17
78	Government National Mortgage Association, Pool #MA5818	4.50	3/20/49	84
82	Government National Mortgage Association, Pool #MA4384	4.50	4/20/47	89
59	Government National Mortgage Association, Pool #MA4512	4.50	6/20/47	64
51	Government National Mortgage Association, Pool #MA5467	4.50	9/20/48	55

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$8	Government National Mortgage Association, Pool #MA5764	4.50	2/20/49	$8
93	Government National Mortgage Association, Pool #MA5529	4.50	10/20/48	100
29	Government National Mortgage Association, Pool #MA1092	4.50	6/20/43	32
21	Government National Mortgage Association, Pool #738793	4.50	9/15/41	24
53	Government National Mortgage Association, Pool #MA0701	4.50	1/20/43	60
91	Government National Mortgage Association, Pool #MA5711	4.50	1/20/49	97
33	Government National Mortgage Association, Pool #MA3805	4.50	7/20/46	36
93	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	102
90	Government National Mortgage Association, Pool #5260	4.50	12/20/41	102
16	Government National Mortgage Association, Pool #BB7097	4.50	8/15/47	18
16	Government National Mortgage Association, Pool #MA5987	4.50	6/20/49	17
30	Government National Mortgage Association, Pool #MA4780	4.50	10/20/47	32
84	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	92
14	Government National Mortgage Association, Pool #BC0597	4.50	8/15/47	16
19	Government National Mortgage Association, Pool #729511	4.50	4/15/40	21
55	Government National Mortgage Association, Pool #MA2076	5.00	7/20/44	61
252	Government National Mortgage Association, Pool #4559	5.00	10/20/39	282
14	Government National Mortgage Association, Pool #782468	5.00	11/15/38	16
22	Government National Mortgage Association, Pool #MA5765	5.00	2/20/49	24
18	Government National Mortgage Association, Pool #675179	5.00	3/15/38	20
61	Government National Mortgage Association, Pool #694531	5.00	11/15/38	70
8	Government National Mortgage Association, Pool #MA0465	5.00	10/20/42	9
24	Government National Mortgage Association, Pool #MA5400	5.00	8/20/48	26
41	Government National Mortgage Association, Pool #712690	5.00	4/15/39	48
9	Government National Mortgage Association, Pool #MA5653	5.00	12/20/48	10
10	Government National Mortgage Association, Pool #MA5712	5.00	1/20/49	11
22	Government National Mortgage Association, Pool #MA5819	5.00	3/20/49	24
22	Government National Mortgage Association, Pool #MA5530	5.00	10/20/48	24
37	Government National Mortgage Association, Pool #MA4007	5.00	10/20/46	41
10	Government National Mortgage Association, Pool #MA5988	5.00	6/20/49	11
58	Government National Mortgage Association, Pool #MA5080	5.00	3/20/48	63
117	Government National Mortgage Association, Pool #782523	5.00	11/15/35	134
60	Government National Mortgage Association, Pool #604285	5.00	5/15/33	69
26	Government National Mortgage Association, Pool #MA5933	5.00	5/20/49	28
43	Government National Mortgage Association, Pool #MA5597	5.00	11/20/48	46
72	Government National Mortgage Association, Pool #783284	5.50	6/20/40	78
51	Government National Mortgage Association, Pool #510835	5.50	2/15/35	60
11	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	13
12	Government National Mortgage Association, Pool #658181	5.50	11/15/36	14
45	Government National Mortgage Association, Pool #4245	6.00	9/20/38	53
40	Government National Mortgage Association, Pool #781959	6.00	7/15/35	45
40	Government National Mortgage Association, Pool #4222	6.00	8/20/38	46
8	Government National Mortgage Association, Pool #699237	6.50	9/15/38	10
300	Government National Mortgage Association, 30 YR TBA	2.00	8/20/51	305
5,000	Government National Mortgage Association, 30 YR TBA	2.00	7/20/51	5,090
4,300	Government National Mortgage Association, 30 YR TBA	2.50	7/20/51	4,447
400	Government National Mortgage Association, 30 YR TBA	2.50	8/20/51	413
	Total U.S. Government Agency Mortgages			187,244

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Shares	Security Description	Rate %		Maturity Date	Value (000)
	Investment Company — 20.73%
44,576,992	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.01	(b)		$44,577
	Total Investment Company				44,577

	Total Investments Before TBA Sale Commitments (cost $245,005) — 115.73%				248,870

Principal Amount (000)
	TBA Sale Commitments(c) — (1.47)%
$(100)	Fannie Mae, 15 YR TBA	3.00		7/25/36	(105)
(100)	Fannie Mae, 30 YR TBA	5.50		7/25/51	(111)
(150)	Fannie Mae, 30 YR TBA	3.50		8/25/51	(158)
(100)	Fannie Mae, 30 YR TBA	4.00		8/25/51	(107)
(325)	Fannie Mae, 30 YR TBA	3.00		7/25/51	(339)
(600)	Fannie Mae, 30 YR TBA	3.50		7/25/51	(632)
(50)	Government National Mortgage Association, 30 YR TBA	3.00		7/20/51	(52)
(675)	Government National Mortgage Association, 30 YR TBA	3.50		7/20/51	(706)
(250)	Government National Mortgage Association, 30 YR TBA	4.00		7/20/51	(264)
(375)	Government National Mortgage Association, 30 YR TBA	4.50		7/20/51	(400)
(50)	Government National Mortgage Association, 30 YR TBA	4.00		8/20/51	(53)
(225)	Government National Mortgage Association, 30 YR TBA	5.00		7/20/51	(242)
	Total TBA Sale Commitments				(3,169)
	Liabilities in excess of other assets — (14.26)%				(30,667)
	Net Assets — 100.00%				$215,034

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2021.

(b)	Annualized 7-day yield as of period-end.

(c)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

TBA—To Be Announced purchase or sale commitment. Security is subject to delayed delivery

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon Investments Corporation	HC Capital Solutions	Total
Asset Backed Securities	0.63%	—	0.63%
Collateralized Mortgage Obligations	7.30%	—	7.30%
U.S. Government Agency Mortgages	87.07%	—	87.07%
Investment Company	14.39%	6.34%	20.73%
TBA Sale Commitments	-1.47%	—	-1.47%
Other Assets (Liabilities)	-14.08%	-0.18%	-14.26%
Total Net Assets	93.84%	6.16%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 101.26%
	Alabama — 2.04%
$2,025	County of Baldwin Alabama, GO, Callable 11/1/24 @ 100.00	5.00	5/1/25	$2,333
710	University of Alabama Revenue, Series A, Callable 7/1/22 @ 100.00	5.00	7/1/23	744
				3,077
	Alaska — 0.93%
1,385	Municipality of Anchorage Alaska, GO, Series B	5.00	9/1/21	1,396

	Arizona — 4.69%
805	County of Pima Arizona Sewer System Revenue	5.00	7/1/23	883
2,475	Maricopa County Industrial Development Authority Revenue, Series D	5.00(a)	1/1/46	2,995
1,350	Maricopa County Unified School District No. 41 Gilbert, GO, Series C	5.00	7/1/25	1,596
1,590	Maricopa County Unified School District No. 48 Scottsdale, GO, Series 48-B Continuously Callable @ 100.00	4.25	7/1/25	1,590
				7,064
	Arkansas — 1.68%
2,295	Rogers School District No. 30, GO, Callable 8/1/24 @ 100.00 (State Aid Withholding)	4.00	2/1/26	2,522

	California — 1.67%
2,270	State of California, GO	5.00	11/1/23	2,520

	Connecticut — 0.83%
1,200	State of Connecticut, GO, Series A	5.00	4/15/22	1,246

	District of Columbia — 1.51%
2,000	District of Columbia, GO, Series D	5.00	6/1/24	2,277

	Florida — 8.41%
1,000	County of Miami-Dade Florida, GO	5.00	7/1/21	1,000
425	JEA Florida Electric System Revenue, Series D	5.00	10/1/22	450
2,500	Orlando Utilities Commission Revenue	5.00	10/1/27	3,161
950	State of Florida Department of Education Revenue, Series A	5.00	7/1/22	995
1,645	State of Florida Department of Management Services Refunding Certificates of Participation, Series A	5.00	11/1/23	1,817
600	State of Florida Turnpike Enterprise Revenue, Series B	5.00	7/1/21	600
2,420	State of Florida, GO, Series B, Callable 6/1/27 @ 100.00	5.00	6/1/28	3,014
1,605	Tohopekaliga Water Authority Utility System Revenue, Series A (Pre-Refunded/Escrowed to Maturity)	5.25	10/1/36	1,625
				12,662
	Georgia — 1.72%
2,000	State of Georgia, GO, Series A	5.00	8/1/28	2,585

	Hawaii — 1.77%
1,970	City & County Honolulu Hawaii Wastewater System Revenue	4.00	7/1/25	2,242
425	State of Hawaii, GO, Series EO	5.00	8/1/21	427
				2,669

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Indiana — 1.37%
$1,930	Indiana Municipal Power Agency Revenue, Series A	5.00	1/1/23	$2,067

	Iowa — 2.95%
1,440	Ankeny Community School District, GO	5.00	6/1/23	1,568
2,105	City of Dubuque, GO	2.00	6/1/24	2,204
550	Linn-Mar Community School District, GO, Callable 5/1/26 @ 100.00	5.00	5/1/27	664
				4,436
	Kansas — 1.29%
1,790	Kansas Development Finance Authority Revenue	5.00	5/1/23	1,944

	Kentucky — 1.64%
1,610	Louisville/Jefferson County Metropolitan Government, GO, Series A	5.00	8/1/22	1,694
685	University of Kentucky, GO, Series A, Callable 4/1/24 @ 100.00 (State Intercept)	5.00	4/1/25	771
				2,465
	Maine — 0.91%
1,340	Maine Municipal Bond Bank Revenue, Series B	5.00	11/1/21	1,362

	Maryland — 2.62%
2,250	State of Maryland, GO	5.00	8/1/28	2,909
1,000	University System of Maryland, GO, Series A	5.00	4/1/22	1,036
				3,945
	Michigan — 4.94%
2,470	Charter Township of Meridian, GO	5.00	10/1/21	2,498
2,350	Michigan State Housing Development Authority Revenue, Series A1, Callable 10/1/21 @ 100.00	0.65	10/1/24	2,349
2,105	Wayne State University Revenue	5.00	11/15/26	2,583
				7,430
	Minnesota — 3.44%
2,000	Minneapolis Special School, GO (SD CRED PROG)	5.00	2/1/24	2,242
2,765	White Bear Lake Independent School, GO, Series A (SD CRED PROG)	4.00	2/1/23	2,933
				5,175
	Missouri — 1.28%
1,885	Saint Charles County Francis Howell School District, GO (State Aid Withholding)	4.00	3/1/22	1,933

	Nevada — 1.17%
1,765	County of Clark Department of Aviation Revenue, Series A	5.00	7/1/21	1,765

	New Jersey — 2.02%
2,815	New Jersey Infrastructure Bank, Series A	3.00	9/1/24	3,044

	New Mexico — 2.71%
1,400	Carlsbad Municipal School District, GO (State Aid Withholding)	5.00	8/1/22	1,472
2,500	New Mexico Finance Authority Revenue, Series B	5.00	6/1/22	2,610
				4,082
	New York — 7.45%
2,165	City of New York, GO, Series A1	5.00	8/1/23	2,378

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	New York (continued)
$250	New York City Municipal Water Finance Authority Water & Sewer System Revenue, Callable 12/15/21 @ 100.00	5.00	6/15/23	$256
2,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00	11/1/23	2,222
385	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00	11/1/21	391
405	New York State Dormitory Authority Revenue, Series A	5.00	2/15/24	455
1,400	New York State Dormitory Authority Revenue, Series B	5.00	2/15/23	1,508
3,970	New York State Dormitory Authority Revenue	1.06	3/15/25	3,994
				11,204
	North Carolina — 3.21%
2,600	County of Durham North Carolina, GO	3.00	6/1/23	2,742
1,625	County of Johnston Revenue, Series A	5.00	4/1/22	1,684
375	State of North Carolina Revenue	5.00	3/1/23	404
				4,830
	Ohio — 4.91%
1,930	Cleveland Department of Public Utilities Division of Water Revenue, Series D	5.00	1/1/22	1,978
2,020	Ohio University Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	12/1/32	2,157
2,955	State of Ohio, GO, Series B	5.00	8/1/23	3,249
				7,384
	Oregon — 3.66%
1,320	City of Salem Oregon, GO	5.00	6/1/24	1,502
4,000	Multnomah County School District, GO	1.25	6/30/27	4,003
				5,505
	Pennsylvania — 3.78%
2,910	Central Bucks School District, GO (State Aid Withholding)	5.00	5/15/23	3,158
2,010	Millcreek Township School District, GO (BAM)	5.00	9/15/27	2,529
				5,687
	South Carolina — 1.13%
1,635	Aiken County Consolidated School District South Carolina, GO, Series B (SCSDE)	5.00	4/1/22	1,695

	Tennessee — 0.83%
1,225	City of Murfreesboro Tennessee, GO, Series C	3.00	2/1/22	1,245

	Texas — 17.33%
1,730	Alief Independent School District, GO (PSF-GTD)	5.00	2/15/23	1,866
1,770	Carroll Independent School District, GO (PSF-GTD)	5.00	2/15/22	1,823
1,255	City of Arlington Texas, GO, Series A	5.00	8/15/22	1,324
1,565	City of Bryan Texas, GO	5.00	8/15/22	1,649
1,550	City of Garland Texas Electric Utility System Revenue	5.00	3/1/24	1,738
2,250	City of Grand Prairie Texas, GO	5.00	2/15/22	2,318
2,065	City of Irving Texas, GO	5.00	9/15/24	2,376
1,325	City of Midland Texas, GO	5.00	3/1/22	1,363
1,015	Conroe Independent School District, GO (PSF-GTD)	5.00	2/15/25	1,186
685	Cypress-Fairbanks Independent School District, GO, Series C (PSF-GTD)	5.00	2/15/22	705
660	Dallas Area Rapid Transit Revenue, Series A	5.00	12/1/24	764
430	Harris County Toll Road Authority Revenue, Series B	5.00	8/15/22	453
690	Katy Independent School District, GO, Series B (PSF-GTD)	5.00	2/15/22	711

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Texas (continued)
$625	North East Independent School District Texas, GO (PSF-GTD)	5.00	8/1/22	$658
3,685	Pearland Independent School District, GO (PSF-GTD)	5.00	2/15/23	3,974
1,000	Plano Independent School, GO (PSF-GTD)	5.00	2/15/23	1,078
1,150	Round Rock Independent School District, GO (PSF-GTD)	5.00	8/1/25	1,366
720	San Antonio Independent School District, GO, Series A (PSF-GTD)	5.00	8/15/21	724
				26,076
	Virginia — 0.03%
40	Virginia Housing Development Authority Revenue, Series A Continuously Callable @ 100.00	2.05	3/1/22	40

	Washington — 4.74%
1,735	City of Seattle Washington Municipal Light & Power Revenue, Series A	5.00	1/1/24	1,941
1,500	City of Seattle Washington, GO	5.00	8/1/22	1,578
1,260	County of King Washington, GO, Series B	5.00	7/1/25	1,493
1,085	King County Washington School District No. 405, GO, Series B (SCH BD GTY)	5.00	12/1/24	1,258
820	State of Washington Revenue, Series F	5.00	9/1/22	865
				7,135
	West Virginia — 1.48%
2,130	Jefferson County Board of Education, GO	2.00	6/1/24	2,231

	Wisconsin — 1.12%
1,000	Stevens Point Area Public School District Wisconsin, GO	5.00	4/1/24	1,129
525	Wisconsin Energy Power Supply Revenue, Series A	5.00	7/1/22	550
				1,679
	Total Municipal Bonds			152,377

Shares
	Investment Company — 1.08%
1,627,456	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.01(b)		1,627
	Total Investment Company			1,627
	Total Investments (cost $152,175) — 102.34%			154,004
	Liabilities in excess of other assets — (2.34)%			(3,520)
	Net Assets — 100.00%			$150,484

(a)	Interest rate is determined by the Remarketing Agent. The rate disclosed is the rate in effect on June 30, 2021.

(b)	Annualized 7-day yield as of period-end. .

As of June 30, 2021, 100% of the Portfolio’s net assets were managed by Breckinridge Capital Advisors, Inc.

BAM—Build America Mutual

GO—General Obligation

PSF-GTD—Public School Fund Guaranteed

SCH BD GTY—School Board Guaranty

SCSDE—Insured by South Carolina School Discount Enhancement

SD CRED PROG—School District Credit Program

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 98.86%
	Alabama — 2.46%
$1,675	Auburn University Revenue, Series A	5.00	6/1/26	$2,034
1,400	Birmingham Alabama Water Works Board Water Revenue, Series B	5.00	1/1/24	1,567
2,895	Black Belt Energy Gas District Revenue, Callable 9/1/31 @ 100.53	4.00(a)	6/1/51	3,596
1,000	Lower Alabama Gas District Revenue (Goldman Sachs)	4.00(a)	12/1/50	1,136
1,000	Troy University Revenue, Series A (BAM)	5.00	11/1/26	1,226
				9,559
	Arizona — 1.86%
1,685	City of Phoenix Civic Improvement Corp. Revenue, Callable 7/1/30 @ 100.00	5.00	7/1/32	2,238
1,000	Maricopa County High School District No. 210-Phoenix, GO	5.00	7/1/25	1,182
1,215	Northern Arizona University Revenue, Series B (BAM)	5.00	6/1/26	1,472
1,000	Salt Verde Arizona Financial Corp. Senior Gas Revenue (Citigroup, Inc.)	5.25	12/1/24	1,128
1,015	State of Arizona, Series A	5.00	10/1/25	1,209
				7,229
	Arkansas — 0.33%
1,200	Arkansas State Development Finance Authority Hospital Revenue, Series B	5.00	2/1/23	1,288

	California — 3.17%
565	California State Department of Water Resources Revenue, Central Valley Project, Callable 8/9/21 @ 100.00	5.25	7/1/22	567
1,250	California State, GO	5.00	8/1/24	1,429
3,000	California State, GO, Callable 11/1/30 @ 100.00	5.00	11/1/31	3,999
2,460	Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue, Series A-1	5.00	6/1/26	2,974
1,000	Los Angeles California Department of Airports Revenue	5.00	5/15/23	1,084
1,750	State of California, GO, Callable 4/1/29 @ 100.00	5.00	4/1/30	2,262
				12,315
	Colorado — 5.54%
3,550	Colorado Health Facilities Authority Revenue, Series A	5.00	1/1/25	4,114
1,225	Colorado State Board of Governors University Enterprise System Revenue, Series E-2	5.00	3/1/25	1,430
5,000	Colorado State Health Facilities Authority Revenue, Catholic Health Initiatives, Series D-3	5.00(a)	10/1/38	5,091
1,750	Denver City & County Colorado Airport System Revenue, Series A	5.00	11/15/23	1,947
3,600	Denver City & County Colorado Airport System Revenue, Series A	5.00	12/1/25	4,231
2,970	Denver City & County School District No. 1, GO, Series A (State Aid Withholding)	5.50	12/1/25	3,623
1,000	State of Colorado, Certificate of Participation	5.00	3/15/23	1,079
				21,515
	Connecticut — 1.19%
1,085	Connecticut State Health & Educational Facilities Authority Revenue, Series B	5.00	12/1/26	1,313
3,000	State of Connecticut, GO, Series A, Callable 10/15/23 @ 100.00	5.00	10/15/25	3,322
				4,635
	District of Columbia — 2.19%
1,500	District of Columbia University Revenue	5.00	4/1/25	1,746
3,260	District of Columbia University Revenue, Callable 9/1/29 @ 100.00	5.00	3/1/31	4,250
1,000	District of Columbia, GO, Callable 12/1/26 @ 100.00	5.00	6/1/33	1,220
1,200	Metropolitan Washington Airports Authority Revenue, Series A (AMT)	5.00	10/1/22	1,271
				8,487

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Florida — 4.03%
$2,000	Alachua County Health Facilities Authority Revenue	5.00(a)	12/1/37	$2,407
1,500	Central Florida Expressway Authority Revenue (AGM)	5.00	7/1/30	1,995
955	County of Polk Florida Utility System Revenue	5.00	10/1/27	1,195
1,000	Florida Municipal Power Agency Revenue	5.00	10/1/25	1,195
1,500	Lee County Florida Solid Waste System Revenue (AMT)	5.00	10/1/25	1,756
1,615	Lee County Florida Solid Waste System Revenue	5.00	10/1/22	1,704
3,250	Orange County Florida Tourist Development Tax Revenue, Series B	5.00	10/1/25	3,869
1,500	Palm Beach County Florida Health Facilities Authority Revenue	5.00	11/15/21	1,527
				15,648
	Georgia — 3.40%
1,000	Atlanta Georgia Development Authority Revenue, Series A-1	5.00	7/1/23	1,090
1,000	Fayette County Hospital Authority Revenue, Callable 1/1/24 @ 100.00	5.00(a)	7/1/54	1,121
1,250	Fulton County Georgia Development Authority Revenue, Series A	5.00	7/1/23	1,369
1,600	Fulton County Georgia Development Authority Revenue, Series A	5.00	7/1/24	1,823
1,000	Main Street Natural Gas, Inc. Revenue, Series B, Callable 6/1/23 @ 100.00	0.81 (US0001M + 75 bps)(b)	4/1/48	1,005
5,000	Main Street Natural Gas, Inc. Revenue	4.00(a)	3/1/50	5,772
1,000	Savannah Economic Development Authority Revenue	1.90	8/1/24	1,030
				13,210
	Illinois — 7.75%
80	Chicago Illinois Certificates of Participation, Tax Increment Allocation Revenue, Diversey/Narragansett Project, Series NT Continuously Callable @ 100.00, Callable 8/9/21 @ 100.00	7.46	2/15/26	76
1,000	Chicago Park District, GO, Series B, Callable 1/1/24 @ 100.00	5.00	1/1/26	1,095
1,000	City of Chicago Illinois Waterworks Revenue, Callable 11/1/22 @ 100.00	5.00	11/1/24	1,063
1,000	City of Chicago Illinois Waterworks Revenue	5.00	11/1/24	1,153
1,000	City of Chicago Illinois Waterworks Revenue, Callable 11/1/24 @ 100.00	5.00	11/1/25	1,151
275	Illinois State Finance Authority Revenue	5.00	5/1/22	286
1,375	Illinois State Finance Authority Revenue, Series B-2, Callable 5/15/26 @ 100.00	5.00(a)	5/15/50	1,651
4,600	Illinois State Sales Tax Revenue, Series A	5.00	6/15/25	5,214
1,635	Illinois State Toll Highway Authority Revenue	5.00	1/1/25	1,894
1,725	Metropolitan Water Reclamation District of Greater Chicago, GO, Series B	5.00	12/1/24	2,001
3,035	Metropolitan Water Reclamation District of Greater Chicago, GO, Series A, Callable 12/1/26 @ 100.00	5.00	12/1/27	3,728
750	Northern Illinois Municipal Power Agency Project Revenue, Series A	5.00	12/1/22	793
2,000	Regional Transportation Authority Revenue (AGC)	6.00	6/1/25	2,345
2,000	Sales Tax Securitization Corp. Revenue, Series A	5.00	1/1/29	2,557
1,450	University of Illinois Revenue, Series C, Callable 10/1/21 @ 100.00	5.00	4/1/25	1,468
2,995	University of Illinois, Certificate of Participation, Series B, Callable 10/1/26 @ 100.00	5.00	10/1/27	3,570
				30,045
	Indiana — 2.72%
2,500	City of Whiting Indiana Revenue (BP Plc)	5.00(a)	12/1/44	3,023
2,250	Indiana Finance Authority Revenue, Series B, Callable 1/1/25 @ 100.00	2.25(a)	12/1/58	2,393
1,500	Indiana Finance Authority Revenue, Series A	3.13	12/1/24	1,626
1,150	Indiana Finance Authority Revenue, Series A	5.00	11/1/23	1,279
1,000	Indiana Finance Authority Revenue, Series A	5.00	11/1/24	1,156

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Indiana (continued)
$1,000	Indiana State Finance Authority Revenue, Stadium Project, Series A	5.00	2/1/23	$1,075
				10,552
	Iowa — 0.16%
450	Iowa Tobacco Settlement Authority Revenue, Series A2, Callable 6/1/31 @ 100.00	5.00	6/1/32	603

	Kentucky — 2.51%
1,300	City of Owensboro Kentucky Electric Light & Power System Revenue	4.00	1/1/23	1,376
3,160	Kentucky Public Energy Authority Revenue, Series A	4.00	4/1/23	3,367
1,000	Kentucky Public Energy Authority Revenue, Series A, Callable 1/2/24 @ 100.40	4.00	4/1/24	1,095
3,500	Kentucky Public Energy Authority Revenue, Series B	4.00(a)	1/1/49	3,892
				9,730
	Louisiana — 1.35%
1,415	Jefferson Sales Tax District, Series A (AGM)	5.00	12/1/25	1,672
2,500	Louisiana Offshore Terminal Authority Revenue	1.65(a)	9/1/33	2,553
1,000	Parish of St. John the Baptist Louisiana Revenue	2.10(a)	6/1/37	1,029
				5,254
	Maine — 0.31%
1,025	Finance Authority of Maine Revenue (AGC)	5.00	12/1/26	1,216

	Maryland — 4.21%
2,905	County of Montgomery Maryland, GO, Series A, Callable 8/1/30 @ 100.00	4.00	8/1/31	3,650
1,000	Maryland State Health & Higher Educational Facilities Authority Revenue, Series B	5.00	7/1/22	1,046
4,040	Maryland State Stadium Authority Revenue	5.00	5/1/24	4,527
2,090	Maryland State Transportation Authority Revenue (AMT)	5.00	6/1/28	2,610
2,500	State of Maryland Department of Transportation Revenue, Callable 10/1/30 @ 100.00	5.00	10/1/32	3,352
1,000	State of Maryland Department of Transportation Revenue, Callable 10/1/27 @ 100.00	4.00	10/1/32	1,166
				16,351
	Massachusetts — 1.22%
1,400	Massachusetts Educational Financing Authority Revenue, Series B	5.00	7/1/29	1,806
1,615	Massachusetts State Educational Financing Authority Revenue, Series A (AMT)	5.00	7/1/23	1,763
1,000	Massachusetts State Educational Financing Authority Revenue (AMT)	5.00	1/1/25	1,153
				4,722
	Michigan — 4.25%
1,810	Great Lakes Michigan Water Authority Sewage Disposal System Revenue, Series B	5.00	7/1/24	2,057
1,000	Michigan Finance Authority Revenue, Callable 6/1/25 @ 100.00	5.50	12/1/29	1,186
1,100	Michigan Finance Authority Revenue	5.00	10/1/29	1,450
1,280	Michigan Finance Authority Revenue, Series B	5.00	10/1/30	1,720
2,190	Michigan Finance Authority Revenue, Series B, Callable 10/1/30 @ 100.00	5.00	10/1/31	2,923
1,450	Michigan State Building Authority Revenue	5.00	4/15/25	1,700
1,605	Michigan Strategic Fund Revenue	5.00	6/30/25	1,869
2,960	Utica Community Schools, GO (Q-SBLF)	5.00	5/1/26	3,585
				16,490
	Minnesota — 0.31%
1,000	Minneapolis-St. Paul Metropolitan Airports Commission Revenue, Series C	5.00	1/1/26	1,193

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Missouri — 1.89%
$2,400	Health & Educational Facilities Authority of the State of Missouri Revenue	5.00	6/1/25	$2,822
1,000	Missouri State Health & Educational Facilities Authority Revenue	5.00	11/15/23	1,113
2,505	The Curators of The University of Missouri Revenue	5.00	11/1/30	3,382
				7,317
	Nebraska — 0.64%
1,000	City of Omaha Nebraska Sewer Revenue, Series A, Callable 4/1/30 @ 100.00	4.00	4/1/31	1,244
1,000	City of Omaha Nebraska Sewer Revenue, Series A, Callable 4/1/30 @ 100.00	4.00	4/1/32	1,235
				2,479
	Nevada — 2.82%
3,470	Clark County Nevada School District, GO, Series A	5.00	6/15/23	3,791
1,000	Clark County Nevada School District, GO, Series A	5.00	6/15/26	1,209
3,500	Las Vegas Valley Water District, GO	5.00	6/1/31	4,797
1,000	State of Nevada Highway Improvement Revenue	5.00	12/1/24	1,160
				10,957
	New Jersey — 2.10%
430	New Jersey Economic Development Authority Revenue, Callable 11/1/29 @ 100.00	5.00	11/1/30	543
1,660	New Jersey Housing & Mortgage Finance Agency Revenue, Series D	4.00	4/1/22	1,706
1,210	New Jersey State Economic Development Authority Revenue, School Facilities Construction	5.00	6/15/28	1,522
2,000	New Jersey State Higher Education Student Assistance Authority Revenue, Series B (AMT)	5.00	12/1/22	2,129
1,000	State of New Jersey, GO, Series A	4.00	6/1/30	1,230
970	Tobacco Settlement Financing Corp. New Jersey Revenue, Series B	3.20	6/1/27	1,038
				8,168
	New York — 6.96%
2,890	City of New York, GO, Series A-1, Callable 10/1/30 @ 100.00	5.00	4/1/32	3,837
4,000	City of New York, GO, Series A-1	5.00	8/1/27	5,004
2,000	Metropolitan Transportation Authority New York Revenue, Series B	5.00	11/15/22	2,128
2,110	Metropolitan Transportation Authority New York Revenue, Series A-1	5.00	11/15/22	2,245
3,000	New York City Housing Development Corp. Revenue, Series B-2, Callable 7/1/23 @ 100.00	5.00	7/1/26	3,230
1,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Series B-1, Callable 8/1/24 @ 100.00	5.00	8/1/29	1,140
2,000	New York City Water & Sewer System Revenue, Callable 12/15/30 @ 100.00	5.00	6/15/31	2,706
1,500	New York State Dormitory Authority Revenue, Series D	5.00	2/15/25	1,750
4,500	Port Authority of New York & New Jersey New York Revenue, Consolidated 185th (AMT)	5.00	9/1/23	4,950
				26,990
	North Carolina — 2.14%
1,000	City of Charlotte North Carolina Airport Revenue, Series C	5.00	7/1/24	1,138
1,000	County of Wake North Carolina Revenue	5.00	9/1/28	1,296
3,000	County of Wake North Carolina, GO	5.00	9/1/24	3,447
1,000	North Carolina State Turnpike Authority Revenue (AGC)	5.00	1/1/24	1,119
1,000	The Charlotte-Mecklenburg Hospital Authority Revenue	5.00(a)	1/15/50	1,294
				8,294
	Ohio — 3.16%
1,500	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/27	1,667
1,750	American Municipal Power, Inc. Revenue, Series A	5.00	2/15/24	1,965

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Ohio (continued)
$3,000	Buckeye Tobacco Settlement Financing Authority Revenue, Series A-2, Callable 6/1/30 @ 100.00	5.00	6/1/32	$3,924
565	Mahoning County Ohio Hospital Facilities Revenue, Western Reserve Care System Continuously Callable @ 100.00, Callable 8/9/21 @ 100.00 (MBIA)	5.50	10/15/25	625
1,850	University of Cincinnati Revenue	5.00	6/1/27	2,302
775	University of Cincinnati Revenue	5.00	6/1/26	939
700	University of Cincinnati Revenue	5.00	6/1/25	823
				12,245
	Oklahoma — 1.11%
1,000	Oklahoma Development Finance Authority Revenue, Callable 6/30/22 @ 100.00	1.63	7/6/23	1,007
530	Oklahoma Municipal Power Authority Revenue, Series A, Callable 1/1/31 @ 100.00 (AGM)	4.00	1/1/32	652
2,000	Oklahoma Turnpike Authority Revenue	5.00	1/1/30	2,659
				4,318
	Oregon — 1.24%
1,305	Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis, GO, Series A (SCH BD GTY)	5.00(a)	6/15/25	1,539
2,500	Multnomah County School District No. 1 Portland, GO (SCH BD GTY)	5.00	6/15/29	3,284
				4,823
	Pennsylvania — 6.62%
3,500	City of Philadelphia PA Water & Wastewater Revenue, Callable 10/1/30 @ 100.00	5.00	10/1/32	4,648
1,000	City of Philadelphia Pennsylvania Water & Wastewater Revenue, Series B	5.00	11/1/27	1,263
1,250	Commonwealth Financing Authority Revenue, Tobacco Master Settlement	5.00	6/1/23	1,352
4,000	Delaware Valley Regional Finance Authority Revenue, Series B, Callable 9/1/21 @ 100.00 (CNTY-GTD)	0.45 (MUNIPSA + 42 bps)(b)	9/1/48	3,998
850	Easton Area School District, GO, Series A (State Aid Withholding)	4.00	4/1/25	963
1,860	Luzerne County Industrial Development Authority Revenue, Callable 12/3/29 @ 100.00	2.45(a)	12/1/39	1,991
2,500	Pennsylvania Economic Development Financing Authority Revenue (AMT)	2.15(a)	7/1/41	2,630
2,500	Pennsylvania State Turnpike Commission Revenue	5.00	6/1/24	2,848
3,225	School District of Philadelphia, GO	5.00	9/1/28	4,123
1,700	Southeastern Pennsylvania Transportation Authority Revenue	5.00	3/1/23	1,834
				25,650
	Rhode Island — 1.04%
2,000	Rhode Island Health & Educational Building Corp. Revenue	5.00	5/15/23	2,173
625	Rhode Island State Student Loan Authority Revenue	5.00	12/1/29	799
1,000	Rhode Island State Student Loan Authority Revenue, Series A (AMT)	5.00	12/1/22	1,059
				4,031
	South Carolina — 1.17%
3,680	County of Charleston South Carolina, GO, Series A (State Aid Withholding)	5.00	11/1/26	4,543

	Tennessee — 0.78%
1,500	Tennessee Energy Acquisition Corp. Revenue, Callable 8/1/25 @ 100.22	4.00(a)	11/1/49	1,704
1,250	Tennessee State Energy Acquisition Corp. Gas Revenue, Series E, Callable 2/1/23 @ 100.43	4.00(a)	5/1/48	1,325
				3,029
	Texas — 12.43%
2,000	Aldine Texas Independent School District, GO (PSF-GTD)	5.00	2/15/25	2,339
1,025	Arlington Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/27	1,282

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Texas (continued)
$1,230	Arlington Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/28	$1,577
1,000	Austin Texas Community College District, GO	5.00	8/1/23	1,099
1,000	City of Dallas Texas, GO, Series A, Callable 2/15/23 @ 100.00	5.00	2/15/26	1,067
2,450	City of Dallas Texas, GO, Callable 2/15/25 @ 100.00	5.00	2/15/27	2,833
2,500	City of Houston Texas Airport System Revenue, Series C (AMT)	5.00	7/1/25	2,926
2,200	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/25	2,604
1,205	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/24	1,378
2,500	Dallas Independent School District, GO, Series A, Callable 2/15/25 @ 100.00 (PSF-GTD)	5.00	2/15/27	2,898
2,300	Dallas Love Field Revenue (AMT)	5.00	11/1/25	2,704
1,100	Denton Texas Utility System Revenue	5.00	12/1/22	1,174
65	El Paso Texas Water & Sewer Revenue	5.00	3/1/22	67
2,100	Harris County Cultural Education Facilities Finance Corp. Baylor College of Medicine Revenue	5.00	11/15/27	2,548
1,650	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00	11/15/25	1,963
2,095	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00	11/15/23	2,291
1,650	Harris County Toll Road Authority Revenue, Series A	5.00	8/15/23	1,816
1,220	Love Field Texas Airport Modernization Corp. General Airport Revenue, Callable 11/1/22 @ 100.00	5.00	11/1/28	1,280
1,000	Love Field Texas Airport Modernization Corp. General Airport Revenue (AMT)	5.00	11/1/22	1,059
1,000	Lower Colorado River Texas Authority Revenue	5.00	5/15/26	1,214
1,075	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00	5/15/23	1,172
1,000	North Texas Tollway Authority Revenue, Series B, Callable 1/1/23 @ 100.00	5.00	1/1/26	1,065
1,000	North Texas Tollway Authority Revenue, Series A	5.00	1/1/24	1,120
1,750	San Antonio Texas Airport System Revenue	5.00	7/1/25	2,034
1,000	San Antonio Texas Airport System Revenue	5.00	7/1/26	1,195
2,230	University of Houston Revenue, Series C, Callable 2/15/26 @ 100.00	5.00	2/15/28	2,656
1,300	West Harris County Regional Water Authority Revenue	5.00	12/15/27	1,652
1,000	West Travis County Public Utility Agency Revenue (BAM)	5.00	8/15/26	1,205
				48,218
	Utah — 0.34%
1,090	Utah Transit Authority Revenue	5.00	12/15/26	1,338

	Virginia — 2.16%
1,500	City of Richmond VA Public Utility Revenue, Callable 1/15/26 @ 100.00	5.00	1/15/29	1,791
1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00	5/15/24	1,135
850	Hampton Roads Transportation Accountability Commission Revenue, Callable 7/1/30 @ 100.00	5.00	7/1/31	1,132
2,000	King George County Economic Development Authority Revenue	2.50(a)	6/1/23	2,008
1,000	Roanoke Economic Development Authority Revenue	5.00	7/1/25	1,173
1,000	Virginia Public Building Authority Revenue, Series B (AMT)	5.00	8/1/24	1,142
				8,381
	Washington — 1.99%
90	Grant County Washington Public Utilities District #2 Priest Rapids Hydro Electric Revenue, Series B (AMT)	5.00	1/1/22	92
1,500	Port of Seattle Washington Revenue (AMT)	5.00	4/1/26	1,791
1,250	Washington Health Care Facilities Authority Revenue	5.00	10/1/25	1,491
1,600	Washington Health Care Facilities Authority Revenue, Series B1, Callable 2/1/24 @ 100.00	5.00(a)	8/1/49	1,800
2,310	Washington Health Care Facilities Authority Revenue	5.00	8/15/23	2,545
				7,719

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Wisconsin — 1.31%
$1,000	Public Finance Authority Wisconsin Lease Development Revenue	5.00	3/1/23	$1,078
1,225	University of Wisconsin Hospitals & Clinics Revenue	5.00	4/1/26	1,480
1,100	Wisconsin Health & Educational Facilities Authority	4.00	11/15/26	1,303
1,155	Wisconsin State Health & Educational Facilities Authority Revenue, Series A	5.00	11/15/22	1,232
				5,093
	Total Municipal Bonds			383,635

Shares
	Investment Company — 0.35%
1,376,500	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.01(c)		1,377
	Total Investment Company			1,377
	Total Investments (cost $371,315) — 99.21%			385,012
	Other assets in excess of liabilities — 0.79%			3,061
	Net Assets — 100.00%			$388,073

(a)	Interest rate is determined by the Remarketing Agent. The rate disclosed is the rate in effect on June 30, 2021.

(b)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2021.

(c)	Annualized 7-day yield as of period-end.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corporation

AMT—Alternative Minimum Tax

BAM—Build America Mutual

bps—Basis Points

CNTY-GTD—County Guarantee

GO—General Obligation

MBIA—Municipal Bond Insurance Association

MUNIPSA—SIFMA Municipal Swap Index Yield

PSF-GTD—Public School Fund Guaranteed

Q-SBLF—Qualified School Bond Loan Fund

SCH BD GTY—School Board Guaranty

US0001M—1 Month US Dollar LIBOR

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The Intermediate Term Municipal Bond Portfolio	Mellon Investments Corporation	HC Capital Solutions	Total
Municipal Bonds	98.86%	—	98.86%
Investment Company	—	0.35%	0.35%
Other Assets (Liabilities)	0.93%	-0.14%	0.79%
Total Net Assets	99.79%	0.21%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 63.31%
	Alabama — 3.11%
$1,415	Birmingham Alabama Special Care Facilities Financing Authority Health Care Facility, Callable 6/1/25 @ 100.00	5.00	6/1/29	$1,634
740	Pell City Alabama, GO, Series A, Callable 2/1/25 @ 100.00	5.00	2/1/26	857
260	Pell City Alabama, GO, Series A (Pre-Refunded/Escrowed to Maturity)	5.00	2/1/26	303
				2,794
	Arizona — 0.50%
450	Maricopa County Arizona Unified School District No. 48, GO	5.00	7/1/21	450

	Connecticut — 1.17%
870	State of Connecticut Special Tax Revenue, Callable 5/1/30 @ 100.00	4.00	5/1/36	1,048

	Florida — 7.80%
1,250	Florida State Board of Education Lottery Revenue, Series A	5.00	7/1/26	1,529
1,400	Lee County Florida School Board Certificates of Participation, Series A, Callable 8/1/24 @ 100.00	5.00	8/1/27	1,576
750	Miami-Dade County Florida, GO, Series A, Callable 11/1/24 @ 100.00	5.00	11/1/27	863
585	Orange County Florida School Board, Certificates of Participation, Series A	5.00	8/1/23	640
800	State of Florida, GO, Series A	5.00	6/1/23	873
1,500	West Palm Beach Florida Utility System Revenue, Series A, Callable 10/1/21 @ 100.00	5.00	10/1/22	1,518
				6,999
	Idaho — 1.50%
1,285	Idaho State Housing & Finance Association, Grant & Revenue Anticipation Federal Highway Trust, Series A	5.00	7/15/22	1,348

	Illinois — 1.93%
1,400	Illinois Finance Authority Revenue	5.00	1/1/27	1,728

	Iowa — 1.84%
1,410	City of Bettendorf Iowa, GO, Series D	5.00	6/1/25	1,652

	Kansas — 1.05%
850	City of Olathe Kansas, GO, Series 230	5.00	10/1/23	941

	Massachusetts — 0.72%
600	Massachusetts State, GO, Series A	5.00	3/1/23	648

	Michigan — 1.08%
890	Michigan State Building Authority Revenue	4.00	10/15/23	965

	Nevada — 5.65%
800	Clark County Nevada Highway Improvement Revenue	5.00	7/1/23	876
1,105	Las Vegas Valley Nevada Water District, GO, Series B	5.00	12/1/24	1,283
800	Nevada State System of Higher Education Certificates of Participation Revenue, Series A, Callable 7/1/24 @ 100.00	5.00	7/1/26	903

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Nevada (continued)
$1,800	State of Nevada Highway Improvement Revenue, Series A	5.00	12/1/23	$2,006
				5,068
	New Mexico — 1.44%
1,025	Albuquerque Municipal School District No. 12, GO, Callable 8/1/28 @ 100.00 (State Aid Withholding)	5.00	8/1/29	1,295

	New York — 2.36%
570	City of New York, GO	5.00	4/1/31	770
600	Metropolitan Transportation Authority Revenue, Series A-1	5.00	2/1/23	644
625	New York State Dormitory Authority State Personal Income Tax Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/26	700
				2,114
	North Carolina — 2.48%
1,500	North Carolina State Revenue, Series B	5.00	5/1/27	1,873
300	University of North Carolina at Greensboro Revenue	5.00	4/1/25	351
				2,224
	Ohio — 5.11%
700	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/27	778
1,000	Butler County Ohio Hospital Facilities Revenue, Series X	5.00	5/15/29	1,310
500	Ohio State Hospital Facility Revenue, Callable 1/1/28 @ 100.00	5.00	1/1/30	625
800	Ohio State University Revenue	5.00	12/1/22	854
975	Ohio Water Development Authority Revenue	5.00	6/1/22	1,020
				4,587
	Pennsylvania — 1.66%
1,185	Blairsville-Saltsburg School District, GO (BAM State Aid Withholding)	5.00	3/15/23	1,281
190	Blairsville-Saltsburg School District, GO (BAM State Aid Withholding)	5.00	3/15/23	206
				1,487
	South Dakota — 2.33%
1,675	South Dakota Board of Regents Revenue, Callable 10/1/27 @ 100.00	5.00	4/1/29	2,087

	Texas — 12.54%
1,550	City of Missouri City Texas, GO, Callable 6/15/26 @ 100.00	5.00	6/15/30	1,888
300	City of Pearland Texas, GO, Callable 3/1/27 @ 100.00	5.00	3/1/29	368
1,500	Harris County Texas Cultural Education Facilities Finance Corp. Medicine Facilities Revenue, Callable 10/1/25 @ 100.00	5.00	10/1/27	1,774
1,545	Harris County Texas Revenue, Series A, Callable 8/15/26 @ 100.00	5.00	8/15/30	1,868
1,460	Humble Independent School District, GO, Series C	5.00	2/15/24	1,640
1,715	North East Independent School District Texas, GO, Series B (PSF-GTD)	5.00	2/1/24	1,926
1,500	Texas State Water Development Board Revenue, Series A, Callable 10/15/25 @ 100.00	5.00	4/15/26	1,788
				11,252
	Washington — 7.60%
1,415	Chelan County Public Utility District No. 1 Revenue, Callable 7/1/30 @ 100.00	5.00	7/1/31	1,892
1,050	King County School District No. 405 Bellevue, GO, Callable 12/1/27 @ 100.00 (SCH BD GTY)	5.00	12/1/29	1,323
1,250	King County School District No. 410 Snoqualmie Valley, GO, Callable 6/1/27 @ 100.00 (SCH BD GTY)	5.00	12/1/27	1,566

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (continued) — June 30, 2021

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Washington (continued)
$1,575	King County Washington, GO, Callable 1/1/29 @ 100.00	5.00	1/1/30	$2,042
				6,823
	West Virginia — 1.44%
1,000	State of West Virginia, GO, Series A, Callable 6/1/29 @ 100.00	5.00	6/1/33	1,296

	Total Municipal Bonds			56,806

Shares
	Investment Companies — 36.60%
71,205	BlackRock California Municipal Income Trust			1,067
40,704	BlackRock Muni Intermediate Duration Fund, Inc.			637
48,644	BlackRock Municipal 2030 Target Term Trust			1,276
46,280	BlackRock Municipal Income Quality Trust			726
51,688	BlackRock MuniHoldings Investment Quality Fund			763
42,274	BlackRock MuniYield Fund, Inc.			638
100,197	BlackRock MuniYield Quality Fund III, Inc.			1,488
57,761	DWS Municipal Income Trust			706
32,000	Eaton Vance California Municipal Bond Fund			383
90,000	Eaton Vance Municipal Bond Fund			1,231
40,000	Eaton Vance Municipal Income Trust			561
36,366	Invesco Municipal Opportunity Trust			495
45,000	Invesco Municipal Trust			617
45,000	Invesco Quality Municipal Income Trust			608
45,000	Invesco Trust for Investment Grade Municipals			631
133,276	Nuveen AMT-Free Quality Municipal Income Fund			2,092
26,152	Nuveen California AMT-Free Quality Municipal Income Fund			426
65,000	Nuveen California Quality Municipal Income Fund			1,030
125,000	Nuveen Municipal Credit Income Fund			2,151
60,377	Nuveen New York AMT-Free Quality Municipal Income Fund			857
132,044	Nuveen Quality Municipal Income Fund			2,114
11,934,567	State Street Institutional Treasury Plus Money Market Fund, Trust Class	0.01(a)		11,935
30,601	Western Asset Managed Municipals Fund, Inc.			415
	Total Investment Companies			32,847
	Total Investments (cost $85,698) — 99.91%			89,653
	Other assets in excess of liabilities — 0.09%			85
	Net Assets — 100.00%			$89,738

(a)	Annualized 7-day yield as of period-end.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

GO—General Obligation

PSF-GTD—Public School Fund Guaranteed

SCH BD GTY—School Board Guaranty

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (concluded) — June 30, 2021

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2021.

The Intermediate Term Municipal Bond II Portfolio	Breckinridge Capital Advisors, Inc.	City of London Investment Management Company, Limited	HC Capital Solutions	Total
Municipal Bonds	63.31%	—	—	63.31%
Investment Companies	0.89%	23.30%	12.41%	36.60%
Other Assets (Liabilities)	-0.38%	0.51%	-0.04%	0.09%
Total Net Assets	63.82%	23.81%	12.37%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities

As of June 30, 2021

(Amounts in thousands, except per share amounts)

	The Value Equity Portfolio	The Growth Equity Portfolio	The Institutional U.S. Equity Portfolio	The Small Capitalization– Mid Capitalization Equity Portfolio
ASSETS:
Investments in securities, at value(a)	$693,904	$926,266	$2,321,700	$98,023
Cash	2,712	7,855	23,700	230
Foreign currency, at value (Cost $0, $0, $0 and $0, respectively)	—	—	3	—
Receivable for portfolio shares issued	—	—	1,750	1
Receivable from investments sold	—	206	69,414	6
Variation margin receivable on derivatives	6	—	435	9
Cash held as collateral at broker for derivatives	928	1,503	21,592	390
Dividends and interest receivable	441	544	1,210	52
Foreign tax reclaims receivable	—	138	290	4
Prepaid expenses	15	17	38	10
Total assets	698,006	936,529	2,440,132	98,725
LIABILITIES:
Written options, at fair value (Premiums received $478, $629, $4,957 and $0, respectively)	161	222	1,780	—
Payable for investments purchased	—	84	536	214
Payable for portfolio shares redeemed	520	1,584	162	—
Payable for collateral received on loaned securities	—	835	2,506	642
Variation margin payable on derivatives	—	3	—	—
Advisory fees payable	51	194	408	19
Management fees payable	28	38	98	4
Administrative services fees payable	19	25	67	3
Professional fees payable	60	85	259	15
Custodian fees payable	22	27	77	5
Other accrued expenses	28	34	121	6
Total liabilities	889	3,131	6,014	908
NET ASSETS	$697,117	$933,398	$2,434,118	$97,817
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$24	$28	$106	$3
Additional paid-in capital	329,970	257,450	1,090,256	49,028
Total distributable earnings/(loss)	367,123	675,920	1,343,756	48,786
Net Assets	$697,117	$933,398	$2,434,118	$97,817
NET ASSETS:
HC Strategic Shares	$697,117	$933,398	$2,434,118	$97,817
Total	$697,117	$933,398	$2,434,118	$97,817
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	23,470	27,556	106,427	2,654
Total	23,470	27,556	106,427	2,654
Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$29.70	$33.87	$22.87	$36.85

Investments in securities, at cost	$315,312	$300,273	$1,396,041	$53,052

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $0, $820, $2,484 and $614, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2021

(Amounts in thousands, except per share amounts)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
ASSETS:
Investments in securities, at value(a)	$169,043	$28,908	$708,834	$1,210,624
Cash	1,005	3	4,252	6,915
Foreign currency, at value (Cost $66, $26, $1,304 and $2,642, respectively)	66	26	1,291	2,623
Receivable for portfolio shares issued	—	—	18	4,256
Receivable from investments sold	—	—	—	9
Cash held as collateral at broker for derivatives	160	—	1,745	13,528
Dividends and interest receivable	112	24	970	1,572
Foreign tax reclaims receivable	273	46	3,535	5,706
Receivable from Adviser	—	15	—	—
Prepaid expenses	4	2	16	16
Total assets	170,663	29,024	720,661	1,245,249
LIABILITIES:
Written options, at fair value (Premiums received $0, $0, $455 and $2,275, respectively)	—	—	157	849
Payable for investments purchased	89	—	—	213
Payable for portfolio shares redeemed	—	—	55	—
Payable for collateral received on loaned securities	—	87	—	13,897
Variation margin payable on derivatives	5	—	142	1,329
Advisory fees payable	26	3	54	114
Management fees payable	7	—	30	51
Administrative services fees payable	5	1	21	35
Professional fees payable	20	12	115	182
Custodian fees payable	9	5	67	99
Other accrued expenses	10	4	39	64
Total liabilities	171	112	680	16,833
NET ASSETS	$170,492	$28,912	$719,981	$1,228,416
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$12	$2	$57	$106
Additional paid-in capital	115,363	8,699	545,193	952,257
Total distributable earnings/(loss)	55,117	20,211	174,731	276,053
Net Assets	$170,492	$28,912	$719,981	$1,228,416
NET ASSETS:
HC Strategic Shares	$170,492	$28,912	$719,981	$1,228,416
Total	$170,492	$28,912	$719,981	$1,228,416
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	11,710	1,792	57,136	105,804
Total	11,710	1,792	57,136	105,804
Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$14.56	$16.13	$12.60	$11.61

Investments in securities, at cost	$117,703	$18,400	$446,247	$957,445

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $0, $140, $0 and $18,656, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2021

(Amounts in thousands, except per share amounts)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Corporate Opportunities Portfolio	The U.S. Government Fixed Income Securities Portfolio
ASSETS:
Investments in securities, at value(a)	$879,534	$68,020	$301,541	$255,351
Cash	77,363	66	197	632
Foreign currency, at value (Cost $1,079, $0, $0 and $0, respectively)	1,029	—	—	—
Swap agreements, at value	3,051	—	—	—
Receivable for portfolio shares issued	2,512	3	3	—
Receivable from investments sold	248	786	—	4,631
Variation margin receivable on derivatives	—	—	269	—
Cash held as collateral at broker for derivatives	5,349	—	6,583	—
Dividends and interest receivable	2,099	375	11	1,101
Foreign tax reclaims receivable	20	—	—	—
TBA sale commitments receivable	—	159	—	—
Prepaid expenses	14	9	12	11
Total assets	971,219	69,418	308,616	261,726
LIABILITIES:
Written options, at fair value (Premiums received $599, $0, $0 and $0, respectively)	214	—	—	—
Swap agreements, at value	1,472	—	—	—
Distributions payable	—	1	—	104
Payable for investments purchased	52	2,991	—	5,069
Payable for portfolio shares redeemed	3	11	—	10
Payable for collateral received on loaned securities	1,112	—	1,177	—
Payable for closed swap positions	24	—	—	—
Variation margin payable on derivatives	548	—	—	—
Accrued foreign capital gains tax	3,167	—	—	—
TBA sale commitments, at fair value	—	158	—	—
Advisory fees payable	391	4	15	12
Management fees payable	39	3	12	10
Administrative services fees payable	27	2	9	7
Professional fees payable	97	6	35	28
Custodian fees payable	350	6	12	9
Other accrued expenses	50	6	13	11
Total liabilities	7,546	3,188	1,273	5,260
NET ASSETS	$963,673	$66,230	$307,343	$256,466
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$42	$6	$38	$26
Additional paid-in capital	774,224	62,927	283,804	244,400
Total distributable earnings/(loss)	189,407	3,297	23,501	12,040
Net Assets	$963,673	$66,230	$307,343	$256,466
NET ASSETS:
HC Strategic Shares	$963,673	$66,230	$307,343	$256,466
Total	$963,673	$66,230	$307,343	$256,466
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	41,726	6,452	38,075	25,675
Total	41,726	6,452	38,075	25,675
Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$23.10	$10.27	$8.07	$9.99

Investments in securities, at cost	$616,004	$65,109	$301,601	$243,746

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $1,276, $0, $0 and $0, respectively.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2021

(Amounts in thousands, except per share amounts)

	The Inflation Protected Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	The Short-Term Municipal Bond Portfolio
ASSETS:
Investments in securities, at value(a)	$27,065	$268,408	$248,870	$154,004
Cash	—	63	—	—
Receivable for portfolio shares issued	—	—	—	4
Receivable from investments sold	—	—	6,264	—
Dividends and interest receivable	1	2,256	412	1,903
TBA sale commitments receivable	—	—	3,180	—
Prepaid expenses	14	11	9	9
Total assets	27,080	270,738	258,735	155,920
LIABILITIES:
Distributions payable	—	180	111	7
Payable for investments purchased	—	—	40,332	5,366
Payable for portfolio shares redeemed	—	21	14	10
Payable for collateral received on loaned securities	—	6	—	—
TBA sale commitments, at fair value	—	—	3,169	—
Income payable on TBA sale commitments	—	—	6	—
Advisory fees payable	—	16	10	15
Management fees payable	3	10	9	6
Administrative services fees payable	2	7	6	6
Professional fees payable	17	37	21	14
Custodian fees payable	6	10	10	4
Printing fees payable	5	4	2	3
Other accrued expenses	8	12	11	5
Total liabilities	41	303	43,701	5,436
NET ASSETS	$27,039	$270,435	$215,034	$150,484
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$2	$25	$23	$15
Additional paid-in capital	18,983	245,727	223,410	148,578
Total distributable earnings/(loss)	8,054	24,683	(8,399)	1,891
Net Assets	$27,039	$270,435	$215,034	$150,484
NET ASSETS:
HC Strategic Shares	$27,039	$270,435	$215,034	$150,484
Total	$27,039	$270,435	$215,034	$150,484
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	2,468	25,379	22,527	15,038
Total	2,468	25,379	22,527	15,038
Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$10.95	$10.66	$9.55	$10.01

Investments in securities, at cost	$27,065	$253,314	$245,005	$152,175

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $0, $5, $0 and $0, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (concluded)

As of June 30, 2021

(Amounts in thousands, except per share amounts)

	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
ASSETS:
Investments in securities, at value	$385,012	$89,653
Cash	308	405
Receivable for portfolio shares issued	11	3
Dividends and interest receivable	3,792	704
Prepaid expenses	14	10
Total assets	389,137	90,775
LIABILITIES:
Distributions payable	31	9
Payable for investments purchased	652	965
Payable for portfolio shares redeemed	130	30
Advisory fees payable	162	11
Management fees payable	16	4
Administrative services fees payable	11	2
Professional fees payable	36	8
Custodian fees payable	12	4
Other accrued expenses	14	4
Total liabilities	1,064	1,037
NET ASSETS	$388,073	$89,738
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$37	$8
Additional paid-in capital	374,320	84,894
Total distributable earnings/(loss)	13,716	4,836
Net Assets	$388,073	$89,738
NET ASSETS:
HC Strategic Shares	$388,073	$89,738
Total	$388,073	$89,738
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	37,252	8,430
Total	37,252	8,430
Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$10.42	$10.64

Investments in securities, at cost	$371,315	$85,698

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations

For the Year Ended June 30, 2021

(Amounts in thousands)

	The Value Equity Portfolio	The Growth Equity Portfolio	The Institutional U.S. Equity Portfolio	The Small Capitalization– Mid Capitalization Equity Portfolio
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $0, $0, $0 and $6, respectively)	$8,825	$9,335	$27,851	$584
Non-cash dividends	—	—	2,395	—
Income from securities lending	13	23	31	44
Total Investment Income	8,838	9,358	30,277	628
EXPENSES:
Advisory fees	526	1,104	3,858	197
Management fees	311	422	1,319	42
Administrative services fees	235	307	934	55
Professional fees	115	155	465	68
Transfer agent fees	18	24	79	2
Compliance service fees	14	19	62	2
Custodian fees	60	77	252	17
Registration and filing fees	18	18	10	16
Trustee fees	42	57	187	6
Other	56	75	236	11
Total expenses before expenses paid indirectly	1,395	2,258	7,402	416
Less: Expenses paid indirectly	—	(3)	(19)	(4)
Net Expenses	1,395	2,255	7,383	412
Net Investment Income	7,443	7,103	22,894	216
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities and foreign currency translations	7,959	62,200	449,737	5,959
Net realized gains/(losses) from futures transactions	(2,149)	(386)	63,596	4,331
Net realized gains/(losses) from written options transactions	4,316	5,889	26,791	—
Net realized gains/(losses) from investments	10,126	67,703	540,124	10,290
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	196,142	202,089	370,697	27,557
Change in unrealized appreciation/(depreciation) on futures	342	920	3,629	(514)
Change in unrealized appreciation/(depreciation) on written options	(261)	(382)	(150)	—
Change in unrealized appreciation/(depreciation) on investments	196,223	202,627	374,176	27,043
Net realized/unrealized gains/(losses) from investments	206,349	270,330	914,300	37,333
Change in net assets resulting from operations	$213,792	$277,433	$937,194	$37,549

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2021

(Amounts in thousands)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
INVESTMENT INCOME:
Interest	$—	$—	$—	$1
Dividends (net of foreign withholding tax of $164, $57, $2,267 and $2,549, respectively)	2,545	917	17,190	24,938
Non-cash dividends	—	—	1,207	—
Income from securities lending	—	2	—	136
Total Investment Income	2,545	919	18,397	25,075
EXPENSES:
Advisory fees	296	54	559	1,297
Management fees	78	27	332	634
Administrative services fees	92	62	281	477
Professional fees	36	25	181	264
Transfer agent fees	4	2	19	34
Compliance service fees	3	1	15	27
Custodian fees	28	19	155	218
Registration and filing fees	5	3	19	17
Trustee fees	9	4	46	80
Other	12	8	58	107
Total expenses before expenses paid indirectly and waivers and/or reimbursements	563	205	1,665	3,155
Less: Expenses paid indirectly	—	—	—	(4)
Expenses waived and/or reimbursed by Adviser	—	(35)	—	—
Net Expenses	563	170	1,665	3,151
Net Investment Income	1,982	749	16,732	21,924
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities and foreign currency translations	2,878	10,533	(4,717)	4,583
Net realized gains/(losses) from futures transactions	2,259	—	3,270	114,945
Net realized gains/(losses) from written options transactions	—	—	3,578	10,092
Net realized gains/(losses) from investments	5,137	10,533	2,131	129,620
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	43,557	7,136	165,806	236,853
Change in unrealized appreciation/(depreciation) on futures	(202)	—	(829)	(15,074)
Change in unrealized appreciation/(depreciation) on written options	—	—	(140)	371
Change in unrealized appreciation/(depreciation) on investments	43,355	7,136	164,837	222,150
Net realized/unrealized gains/(losses) from investments	48,492	17,669	166,968	351,770
Change in net assets resulting from operations	$50,474	$18,418	$183,700	$373,694

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2021

(Amounts in thousands)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Corporate Opportunities Portfolio	The U.S. Government Fixed Income Securities Portfolio
INVESTMENT INCOME:
Interest	$1	$1,392	$1,085	$4,763
Dividends (net of foreign withholding tax of $2,411, $0, $0 and $0, respectively)	16,444	1	59	1
Income from securities lending	26	—	10	—
Total Investment Income	16,471	1,393	1,154	4,764
EXPENSES:
Advisory fees	2,823	44	213	165
Management fees	483	34	178	142
Administrative services fees	374	86	135	121
Professional fees	191	16	77	52
Transfer agent fees	27	2	10	9
Compliance service fees	21	2	8	7
Custodian fees	842	17	34	25
Registration and filing fees	17	12	15	12
Trustee fees	63	5	24	21
Other	91	9	43	27
Total expenses before waivers	4,932	227	737	581
Less: Expenses waived by Specialist Manager	(31)	—	—	—
Net Expenses	4,901	227	737	581
Net Investment Income	11,570	1,166	417	4,183
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities and foreign currency translations	55,107	1,033	—	2,042
Net realized gains/(losses) from futures transactions	31,938	—	49,300	—
Net realized gains/(losses) from written options transactions	5,364	—	—	—
Net realized gains/(losses) from swap transactions	6,180	—	—	—
Net realized gains/(losses) from investments	98,589	1,033	49,300	2,042
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations (net of deferred foreign tax)	200,884	(2,199)	(54)	(15,905)
Change in unrealized appreciation/(depreciation) on futures	(1,550)	—	(4,132)	—
Change in unrealized appreciation/(depreciation) on written options	(275)	—	—	—
Change in unrealized appreciation/(depreciation) on swaps	1,579	—	—	—
Change in unrealized appreciation/(depreciation) on investments	200,638	(2,199)	(4,186)	(15,905)
Net realized/unrealized gains/(losses) from investments	299,227	(1,166)	45,114	(13,863)
Change in net assets resulting from operations	$310,797	$—	$45,531	$(9,680)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2021

(Amounts in thousands)

	The Inflation Protected Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	The Short-Term Municipal Bond Portfolio
INVESTMENT INCOME:
Interest	$5,940	$9,163	$2,713	$1,757
Dividends	6	3	8	2
Total Investment Income	5,946	9,166	2,721	1,759
EXPENSES:
Advisory fees	91	230	126	185
Management fees	147	152	114	74
Administrative services fees	114	131	156	71
Professional fees	44	62	43	26
Transfer agent fees	9	10	7	5
Compliance service fees	7	8	6	4
Custodian fees	31	37	28	13
Registration and filing fees	23	11	11	11
Trustee fees	20	24	17	11
Other	28	31	24	8
Net Expenses	514	696	532	408
Net Investment Income	5,432	8,470	2,189	1,351
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities	39,464	14,928	169	34
Change in unrealized appreciation/(depreciation) on investment transactions	(31,046)	(13,313)	(3,606)	(757)
Net realized/unrealized gains/(losses) from investments	8,418	1,615	(3,437)	(723)
Change in net assets resulting from operations	$13,850	$10,085	$(1,248)	$628

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (concluded)

For the Year Ended June 30, 2021

(Amounts in thousands)

	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
INVESTMENT INCOME:
Interest	$7,655	$1,407
Dividends	1	380
Total Investment Income	7,656	1,787
EXPENSES:
Advisory fees	653	122
Management fees	200	42
Administrative services fees	159	46
Professional fees	71	16
Transfer agent fees	12	2
Compliance service fees	9	2
Custodian fees	33	11
Registration and filing fees	13	12
Trustee fees	28	6
Other	31	9
Net Expenses	1,209	268
Net Investment Income	6,447	1,519
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities	1,318	876
Change in unrealized appreciation/(depreciation) on investments	2,874	48
Net realized/unrealized gains/(losses) from investments	4,192	924
Change in net assets resulting from operations	$10,639	$2,443

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets

(Amounts in thousands)

	The Value Equity Portfolio		The Growth Equity Portfolio		The Institutional U.S. Equity Portfolio
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Operations:
Net investment income	$7,443	$9,511	$7,103	$9,605	$22,894	$22,118
Net realized gains/(losses) from investments	10,126	(9,545)	67,703	41,453	540,124	105,846
Change in unrealized appreciation/(depreciation) from investments	196,223	31,719	202,627	23,725	374,176	185,362
Change in net assets resulting from operations	213,792	31,685	277,433	74,783	937,194	313,326
Distributions to Shareholders:
HC Strategic Shares	(7,690)	(9,570)	(50,849)	(41,447)	(162,524)	(277,323)
Change in net assets resulting from distributions	(7,690)	(9,570)	(50,849)	(41,447)	(162,524)	(277,323)
HC Strategic Shares
Proceeds from shares issued	9,282	36,601	1,184	11,282	131,407	234,628
Proceeds from merger (Note 7)	—	—	—	—	—	1,241,491
Proceeds from reinvestment of dividends	5,906	7,717	41,703	34,857	153,985	273,663
Cost of shares redeemed	(62,499)	(111,864)	(72,913)	(145,473)	(1,350,335)	(597,353)
Change in net assets from HC Strategic Shares of beneficial interest	(47,311)	(67,546)	(30,026)	(99,334)	(1,064,943)	1,152,429
Change in net assets from shares of beneficial interest	(47,311)	(67,546)	(30,026)	(99,334)	(1,064,943)	1,152,429
Change in net assets	158,791	(45,431)	196,558	(65,998)	(290,273)	1,188,432
Net Assets:
Beginning of period	538,326	583,757	736,840	802,838	2,724,391	1,535,959
End of period	$697,117	$538,326	$933,398	$736,840	$2,434,118	$2,724,391
Share Transactions:
HC Strategic Shares
Issued	364	1,778	40	459	6,446	14,400
Issued from merger (Note 7)	—	—	—	—	—	80,669
Reinvested	228	377	1,425	1,389	7,853	16,397
Redeemed	(2,480)	(5,687)	(2,423)	(6,079)	(67,025)	(35,221)
Change in HC Strategic Shares	(1,888)	(3,532)	(958)	(4,231)	(52,726)	76,245
Total change in shares	(1,888)	(3,532)	(958)	(4,231)	(52,726)	76,245

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Small Capitalization- Mid Capitalization Equity Portfolio		The ESG Growth Portfolio		The Catholic SRI Growth Portfolio
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Operations:
Net investment income	$216	$535	$1,982	$2,431	$749	$939
Net realized gains/(losses) from investments	10,290	(3,711)	5,137	1,407	10,533	(745)
Change in unrealized appreciation/(depreciation) from investments	27,043	(6,693)	43,355	194	7,136	1,335
Change in net assets resulting from operations	37,549	(9,869)	50,474	4,032	18,418	1,529
Distributions to Shareholders:
HC Strategic Shares	(298)	(4,490)	(3,686)	(9,617)	(786)	(2,435)
Change in net assets resulting from distributions	(298)	(4,490)	(3,686)	(9,617)	(786)	(2,435)
HC Strategic Shares
Proceeds from shares issued	408	1,261	1,079	2,711	16,924	6,018
Proceeds from reinvestment of dividends	229	4,023	1,841	7,557	701	2,435
Cost of shares redeemed	(8,598)	(18,012)	(11,668)	(21,209)	(59,428)	(5,865)
Change in net assets from HC Strategic Shares of beneficial interest	(7,961)	(12,728)	(8,748)	(10,941)	(41,803)	2,588
Change in net assets from shares of beneficial interest	(7,961)	(12,728)	(8,748)	(10,941)	(41,803)	2,588
Change in net assets	29,290	(27,087)	38,040	(16,526)	(24,171)	1,682
Net Assets:
Beginning of period	68,527	95,614	132,452	148,978	53,083	51,401
End of period	$97,817	$68,527	$170,492	$132,452	$28,912	$53,083
Share Transactions:
HC Strategic Shares
Issued	13	51	79	269	1,191	531
Reinvested	7	154	145	675	50	201
Redeemed	(307)	(907)	(873)	(2,226)	(4,012)	(510)
Change in HC Strategic Shares	(287)	(702)	(649)	(1,282)	(2,771)	222
Total change in shares	(287)	(702)	(649)	(1,282)	(2,771)	222

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The International Equity Portfolio		The Institutional International Equity Portfolio		The Emerging Markets Portfolio
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Operations:
Net investment income	$16,732	$14,800	$21,924	$31,940	$11,570	$33,441
Net realized gains/(losses) from investments	2,131	(38,571)	129,620	(48,764)	98,589	(48,414)
Change in unrealized appreciation/(depreciation) from investments	164,837	(21,314)	222,150	(98,800)	200,638	(58,241)
Change in net assets resulting from operations	183,700	(45,085)	373,694	(115,624)	310,797	(73,214)
Distributions to Shareholders:
HC Strategic Shares	(16,434)	(14,463)	(24,462)	(33,400)	(10,399)	(43,230)
Change in net assets resulting from distributions	(16,434)	(14,463)	(24,462)	(33,400)	(10,399)	(43,230)
HC Strategic Shares
Proceeds from shares issued	19,548	47,656	222,127	93,104	54,866	83,672
Proceeds from reinvestment of dividends	11,506	10,104	20,222	25,587	8,499	35,515
Cost of shares redeemed	(83,436)	(304,174)	(703,421)	(515,587)	(341,261)	(527,700)
Change in net assets from HC Strategic Shares of beneficial interest	(52,382)	(246,414)	(461,072)	(396,896)	(277,896)	(408,513)
Change in net assets from shares of beneficial interest	(52,382)	(246,414)	(461,072)	(396,896)	(277,896)	(408,513)
Change in net assets	114,884	(305,962)	(111,840)	(545,920)	22,502	(524,957)
Net Assets:
Beginning of period	605,097	911,059	1,340,256	1,886,176	941,171	1,466,128
End of period	$719,981	$605,097	$1,228,416	$1,340,256	$963,673	$941,171
Share Transactions:
HC Strategic Shares
Issued	1,648	5,042	20,995	10,347	2,536	4,823
Reinvested	900	1,018	1,833	2,673	398	1,904
Redeemed	(7,495)	(31,816)	(68,424)	(56,005)	(16,704)	(32,035)
Change in HC Strategic Shares	(4,947)	(25,756)	(45,596)	(42,985)	(13,770)	(25,308)
Total change in shares	(4,947)	(25,756)	(45,596)	(42,985)	(13,770)	(25,308)

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Core Fixed Income Portfolio		The Corporate Opportunities Portfolio		The U.S. Government Fixed Income Securities Portfolio
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Operations:
Net investment income	$1,166	$1,590	$417	$14,324	$4,183	$6,263
Net realized gains/(losses) from investments	1,033	1,081	49,300	24,192	2,042	10,358
Change in unrealized appreciation/(depreciation) from investments	(2,199)	2,918	(4,186)	(14,752)	(15,905)	16,281
Change in net assets resulting from operations	—	5,589	45,531	23,764	(9,680)	32,902
Distributions to Shareholders:
HC Strategic Shares	(2,157)	(1,684)	(394)	(17,477)	(14,456)	(6,410)
Change in net assets resulting from distributions	(2,157)	(1,684)	(394)	(17,477)	(14,456)	(6,410)
HC Strategic Shares
Proceeds from shares issued	11,596	10,566	19,366	56,290	97,804	103,946
Proceeds from reinvestment of dividends	2,150	1,677	384	15,945	12,543	4,911
Cost of shares redeemed	(11,637)	(18,137)	(194,401)	(239,513)	(135,434)	(135,191)
Change in net assets from HC Strategic Shares of beneficial interest	2,109	(5,894)	(174,651)	(167,278)	(25,087)	(26,334)
Change in net assets from shares of beneficial interest	2,109	(5,894)	(174,651)	(167,278)	(25,087)	(26,334)
Change in net assets	(48)	(1,989)	(129,514)	(160,991)	(49,223)	158
Net Assets:
Beginning of period	66,278	68,267	436,857	597,848	305,689	305,531
End of period	$66,230	$66,278	$307,343	$436,857	$256,466	$305,689
Share Transactions:
HC Strategic Shares
Issued	1,112	1,036	2,543	8,087	9,307	10,037
Reinvested	205	163	49	2,302	1,211	473
Redeemed	(1,125)	(1,778)	(25,675)	(34,498)	(13,081)	(12,718)
Change in HC Strategic Shares	192	(579)	(23,083)	(24,109)	(2,563)	(2,208)
Total change in shares	192	(579)	(23,083)	(24,109)	(2,563)	(2,208)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Inflation Protected Securities Portfolio		The U.S. Corporate Fixed Income Securities Portfolio		The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Operations:
Net investment income	$5,432	$2,522	$8,470	$9,893	$2,189	$4,632
Net realized gains/(losses) from investments	39,464	1,928	14,928	6,939	169	1,027
Change in unrealized appreciation/(depreciation) from investments	(31,046)	22,490	(13,313)	14,807	(3,606)	5,650
Change in net assets resulting from operations	13,850	26,940	10,085	31,639	(1,248)	11,309
Distributions to Shareholders:
HC Strategic Shares	(5,727)	(5,510)	(17,792)	(12,068)	(4,683)	(5,960)
Change in net assets resulting from distributions	(5,727)	(5,510)	(17,792)	(12,068)	(4,683)	(5,960)
HC Strategic Shares
Proceeds from shares issued	86,863	113,961	73,540	71,684	68,718	71,960
Proceeds from reinvestment of dividends	4,858	4,443	14,345	9,873	3,353	4,649
Cost of shares redeemed	(466,690)	(103,178)	(157,396)	(65,730)	(100,615)	(48,852)
Change in net assets from HC Strategic Shares of beneficial interest	(374,969)	15,226	(69,511)	15,827	(28,544)	27,757
Change in net assets from shares of beneficial interest	(374,969)	15,226	(69,511)	15,827	(28,544)	27,757
Change in net assets	(366,846)	36,656	(77,218)	35,398	(34,475)	33,106
Net Assets:
Beginning of period	393,885	357,229	347,653	312,255	249,509	216,403
End of period	$27,039	$393,885	$270,435	$347,653	$215,034	$249,509
Share Transactions:
HC Strategic Shares
Issued	7,864	10,820	6,748	6,782	7,068	7,406
Reinvested	438	431	1,321	936	346	479
Redeemed	(42,271)	(9,846)	(14,519)	(6,230)	(10,341)	(5,035)
Change in HC Strategic Shares	(33,969)	1,405	(6,450)	1,488	(2,927)	2,850
Total change in shares	(33,969)	1,405	(6,450)	1,488	(2,927)	2,850

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (concluded)

(Amounts in thousands)

	The Short-Term Municipal Bond Portfolio		The Intermediate Term Municipal Bond Portfolio		The Intermediate Term Municipal Bond II Portfolio
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Operations:
Net investment income	$1,351	$1,600	$6,447	$7,460	$1,519	$1,521
Net realized gains/(losses) from investments	34	3	1,318	(368)	876	205
Change in unrealized appreciation/(depreciation) from investments	(757)	1,292	2,874	4,912	48	1,117
Change in net assets resulting from operations	628	2,895	10,639	12,004	2,443	2,843
Distributions to Shareholders:
HC Strategic Shares	(1,347)	(1,609)	(6,817)	(8,113)	(1,640)	(1,634)
Change in net assets resulting from distributions	(1,347)	(1,609)	(6,817)	(8,113)	(1,640)	(1,634)
HC Strategic Shares
Proceeds from shares issued	33,793	45,187	28,827	32,222	14,381	8,219
Proceeds from reinvestment of dividends	1,287	1,544	6,485	7,794	1,552	1,560
Cost of shares redeemed	(18,942)	(19,226)	(42,369)	(45,696)	(6,984)	(9,707)
Change in net assets from HC Strategic Shares of beneficial interest	16,138	27,505	(7,057)	(5,680)	8,949	72
Change in net assets from shares of beneficial interest	16,138	27,505	(7,057)	(5,680)	8,949	72
Change in net assets	15,419	28,791	(3,235)	(1,789)	9,752	1,281
Net Assets:
Beginning of period	135,065	106,274	391,308	393,097	79,986	78,705
End of period	$150,484	$135,065	$388,073	$391,308	$89,738	$79,986
Share Transactions:
HC Strategic Shares
Issued	3,362	4,513	2,765	3,128	1,358	786
Reinvested	128	155	623	758	147	149
Redeemed	(1,888)	(1,930)	(4,065)	(4,453)	(661)	(930)
Change in HC Strategic Shares	1,602	2,738	(677)	(567)	844	5
Total change in shares	1,602	2,738	(677)	(567)	844	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Value Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$21.23	$0.31	(d)	$8.48	$8.79	$(0.32)	$—	$(0.32)	$29.70	41.63%	$697,117	0.22%	0.22%	1.20%	6%
Year Ended June 30, 2020	20.21	0.35	(d)	1.03	1.38	(0.35)	(0.01)	(0.36)	21.23	6.89%	538,326	0.22%	0.22%	1.68%	19%
Year Ended June 30, 2019	19.95	0.40	(d)	1.34	1.74	(0.41)	(1.07)	(1.48)	20.21	9.78%	583,757	0.21%	0.21%	2.05%	74%
Year Ended June 30, 2018	19.53	0.42		1.36	1.78	(0.44)	(0.92)	(1.36)	19.95	9.11%	599,457	0.27%	0.26%	2.10%	59%
Year Ended June 30, 2017	17.70	0.42		2.51	2.93	(0.41)	(0.69)	(1.10)	19.53	16.78%	612,508	0.29%	0.28%	2.22%	61%
HC Advisors Shares
Period Ended June 30, 2019(e)	$19.95	$0.46	(d)	$1.26	$1.72	$(0.33)	$(1.07)	$(1.40)	$20.27	9.69%	$—	0.46%	0.21%	2.29%	74%
Year Ended June 30, 2018	19.52	0.43		1.36	1.79	(0.44)	(0.92)	(1.36)	19.95	9.17%	675	0.52%	0.26%	2.08%	59%
Year Ended June 30, 2017	17.69	0.42		2.51	2.93	(0.41)	(0.69)	(1.10)	19.52	16.79%	845	0.54%	0.28%	2.22%	61%
The Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$25.84	$0.25	(d)	$9.63	$9.88	$(0.26)	$(1.59)	$(1.85)	$33.87	39.43%	$933,398	0.27%	0.27%	0.84%	15%
Year Ended June 30, 2020	24.52	0.31	(d)	2.37	2.68	(0.33)	(1.03)	(1.36)	25.84	11.17%	736,840	0.26%	0.26%	1.26%	37%
Year Ended June 30, 2019	23.54	0.30	(d)	2.30	2.60	(0.30)	(1.32)	(1.62)	24.52	12.22%	802,838	0.25%	0.25%	1.28%	41%
Year Ended June 30, 2018	20.90	0.22		3.70	3.92	(0.22)	(1.06)	(1.28)	23.54	19.12%	808,868	0.30%	0.29%	0.96%	40%
Year Ended June 30, 2017	18.78	0.19		3.27	3.46	(0.19)	(1.15)	(1.34)	20.90	19.31%	786,563	0.31%	0.31%	0.98%	38%
HC Advisors Shares
Period Ended June 30, 2019(e)	$23.50	$0.28	(d)	$2.00	$2.28	$(0.23)	$(1.32)	$(1.55)	$24.23	10.77%	$—	0.51%	0.26%	1.19%	41%
Year Ended June 30, 2018	20.86	0.22		3.70	3.92	(0.22)	(1.06)	(1.28)	23.50	19.16%	922	0.55%	0.29%	0.94%	40%
Year Ended June 30, 2017	18.76	0.19		3.25	3.44	(0.19)	(1.15)	(1.34)	20.86	19.23%	1,118	0.56%	0.31%	0.98%	38%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Institutional U.S. Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$17.12	$0.17	(d)	$6.79	$6.96	$(0.18)	$(1.03)	$(1.21)	$22.87		41.89%	$2,434,118	0.28%	0.28%	0.87%	29%
Year Ended June 30, 2020	18.53	0.23	(d)	1.98	2.21	(0.21)	(3.41)	(3.62)	17.12		12.71%	2,724,391	0.24%	0.24%	1.36%	74%
Year Ended June 30, 2019	18.25	0.24	(d)	1.59	1.83	(0.24)	(1.31)	(1.55)	18.53		11.46%	1,535,959	0.23%	0.23%	1.31%	70%
Year Ended June 30, 2018	16.10	0.18		2.82	3.00	(0.18)	(0.67)	(0.85)	18.25		18.97%	1,187,715	0.28%	0.28%	1.04%	43%
Year Ended June 30, 2017	14.80	0.17		2.48	2.65	(0.17)	(1.18)	(1.35)	16.10		19.03%	1,034,294	0.29%	0.29%	1.06%	22%
HC Advisors Shares
Period Ended June 30, 2019(e)	$18.25	$0.25	(d)	$0.72	$0.97	$(0.19)	$(1.31)	$(1.50)	$17.72		6.27%	$—	0.48%	0.23%	1.36%	70%
Year Ended June 30, 2018	16.10	0.20		2.80	3.00	(0.18)	(0.67)	(0.85)	18.25		18.97%	1,026	0.53%	0.28%	1.00%	43%
Year Ended June 30, 2017	14.80	0.17		2.48	2.65	(0.17)	(1.18)	(1.35)	16.10		19.03%	2,008	0.54%	0.29%	1.08%	22%
The Small Capitalization-Mid Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$23.30	$0.08	(d)	$13.58	$13.66	$(0.11)	$—	$(0.11)	$36.85	(f)	58.67%	$97,817	0.49%	0.49%	0.25%	32%
Year Ended June 30, 2020	26.25	0.15	(d)	(1.82)	(1.67)	(0.18)	(1.10)	(1.28)	23.30		(6.83)%	68,527	0.53%	0.52%	0.64%	87%
Year Ended June 30, 2019	29.52	0.10	(d)	(0.77)	(0.67)	(0.13)	(2.47)	(2.60)	26.25		(0.81)%	95,614	0.68%	0.67%	0.36%	79%
Year Ended June 30, 2018	25.23	0.10		4.29	4.39	(0.10)	—	(0.10)	29.52		17.42%	110,489	0.77%	0.76%	0.37%	62%
Year Ended June 30, 2017	21.04	0.02		4.20	4.22	(0.03)	—	(0.03)	25.23		20.07%	107,395	0.83%	0.82%	0.09%	49%
HC Advisors Shares
Period Ended June 30, 2019(g)	$29.49	$0.08	(d)	$(0.97)	$(0.89)	$(0.10)	$(2.47)	$(2.57)	$26.03		(1.62)%	$—	0.93%	0.66%	0.27%	79%
Year Ended June 30, 2018	25.21	0.10		4.28	4.38	(0.10)	—	(0.10)	29.49		17.40%	121	1.02%	0.76%	0.36%	62%
Year Ended June 30, 2017	21.02	0.02		4.20	4.22	(0.03)	—	(0.03)	25.21		20.09%	141	1.08%	0.82%	0.09%	49%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(f)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

(g)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The ESG Growth Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$10.72	$0.16	(d)	$3.98	$4.14	$(0.17)	$(0.13)	$(0.30)	$14.56	39.02%	$170,492	0.36%	0.36%	1.28%	8%
Year Ended June 30, 2020	10.92	0.18	(d)	0.32	0.50	(0.19)	(0.51)	(0.70)	10.72	4.49%	132,452	0.36%	0.34%	1.66%	31%
Year Ended June 30, 2019	11.42	0.28	(d)	(0.10)	0.18	(0.30)	(0.38)	(0.68)	10.92	2.06%	148,978	0.34%	0.34%	2.52%	172%
Year Ended June 30, 2018	10.65	0.30		0.78	1.08	(0.31)	—	(0.31)	11.42	10.16%	166,523	0.29%	0.29%	2.69%	16%
Year Ended June 30, 2017	9.34	0.27		1.32	1.59	(0.28)	—	(0.28)	10.65	17.19%	148,643	0.35%	0.34%	2.70%	25%
HC Advisors Shares
Period Ended June 30, 2019(e)	$11.41	$0.28	(d)	$(0.29)	$(0.01)	$(0.21)	$(0.38)	$(0.59)	$10.81	0.32%	$—	0.60%	0.35%	2.56%	172%
Year Ended June 30, 2018	10.64	0.30		0.78	1.08	(0.31)	—	(0.31)	11.41	10.17%	1	0.54%	0.29%	2.67%	16%
Year Ended June 30, 2017	9.34	0.27		1.31	1.58	(0.28)	—	(0.28)	10.64	17.08%	1	0.60%	0.34%	2.67%	25%
The Catholic SRI Growth Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$11.63	$0.19	(d)	$4.55	$4.74	$(0.24)	$—	$(0.24)	$16.13	41.00%	$28,912	0.38%	0.31%	1.38%	42%
Year Ended June 30, 2020	11.84	0.21	(d)	0.13	0.34	(0.20)	(0.35)	(0.55)	11.63	2.72%	53,083	0.42%	0.31%	1.80%	14%
Year Ended June 30, 2019	12.71	0.31	(d)	(0.14)	0.17	(0.31)	(0.73)	(1.04)	11.84	2.16%	51,401	0.41%	0.31%	2.60%	180%
Year Ended June 30, 2018	12.02	0.34		1.00	1.34	(0.34)	(0.31)	(0.65)	12.71	11.23%	29,413	0.37%	0.31%	2.65%	17%
Year Ended June 30, 2017	10.75	0.31		1.58	1.89	(0.35)	(0.27)	(0.62)	12.02	18.02%	27,992	0.57%	0.31%	2.85%	27%
HC Advisors Shares
Period Ended June 30, 2019(e)	$12.72	$0.31	(d)	$(0.39)	$(0.08)	$(0.20)	$(0.73)	$(0.93)	$11.71	0.07%	$—	0.66%	0.31%	2.60%	180%
Year Ended June 30, 2018	12.03	0.35		0.99	1.34	(0.34)	(0.31)	(0.65)	12.72	11.22%	1	0.62%	0.31%	2.72%	17%
Year Ended June 30, 2017	10.76	0.32		1.57	1.89	(0.35)	(0.27)	(0.62)	12.03	18.00%	1	0.82%	0.31%	2.77%	27%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on June 14, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)*	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)*	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$9.75	$0.29	(d)	$2.85	$3.14	$(0.29)	$—	$(0.29)	$12.60	32.16%	$719,981	0.25%	0.25%	2.51%	23%
Year Ended June 30, 2020	10.37	0.19	(d)	(0.58)	(0.39)	(0.23)	—	(0.23)	9.75	(3.82)%	605,097	0.41%	0.41%	1.88%	95%
Year Ended June 30, 2019	10.74	0.34	(d)	(0.32)	0.02	(0.39)	—	(0.39)	10.37	0.24%	911,059	0.47%	0.47%	3.28%	55%
Year Ended June 30, 2018	10.48	0.33		0.26	0.59	(0.33)	—	(0.33)	10.74	5.60%	1,213,191	0.44%	0.44%	2.88%	30%
Year Ended June 30, 2017	9.00	0.29		1.49	1.78	(0.30)	—	(0.30)	10.48	19.75%	1,234,134	0.43%	0.42%	2.74%	53%
HC Advisors Shares
Period Ended June 30, 2019(e)	$10.75	$0.20	(d)	$(0.17)	$0.03	$(0.03)	$(0.03)	$(0.03)	$10.75	0.31%	$—	0.72%	0.46%	1.95%	55%
Year Ended June 30, 2018	10.49	0.38		0.21	0.59	(0.33)	—	(0.33)	10.75	5.60%	1,661	0.69%	0.44%	2.77%	30%
Year Ended June 30, 2017	9.00	0.28		1.51	1.79	(0.30)	—	(0.30)	10.49	19.87%	2,222	0.68%	0.42%	2.79%	53%
The Institutional International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$8.85	$0.18	(d)	$2.78	$2.96	$(0.20)	$—	$(0.20)	$11.61	33.57%	$1,228,416	0.25%	0.25%	1.73%	7%
Year Ended June 30, 2020	9.70	0.18	(d)	(0.83)	(0.65)	(0.20)	—	(0.20)	8.85	(6.83)%	1,340,256	0.44%	0.44%	1.96%	64%
Year Ended June 30, 2019	10.57	0.34	(d)	(0.40)	(0.06)	(0.42)	(0.39)	(0.81)	9.70	0.09%	1,886,176	0.42%	0.42%	3.46%	38%
Year Ended June 30, 2018	10.38	0.35		0.26	0.61	(0.40)	(0.02)	(0.42)	10.57	5.77%	2,332,353	0.40%	0.40%	3.11%	40%
Year Ended June 30, 2017	8.87	0.28		1.52	1.80	(0.29)	—	(0.29)	10.38	20.38%	2,452,608	0.40%	0.40%	2.83%	53%
HC Advisors Shares
Period Ended June 30, 2019(f)	$10.56	$0.22	(d)	$(0.69)	$(0.47)	$(0.15)	$(0.39)	$(0.54)	$9.55	(4.06)%	$—	0.67%	0.42%	2.14%	38%
Year Ended June 30, 2018	10.37	0.30		0.31	0.61	(0.40)	(0.02)	(0.42)	10.56	5.78%	1,868	0.65%	0.40%	2.78%	40%
Year Ended June 30, 2017	8.86	0.28		1.52	1.80	(0.29)	—	(0.29)	10.37	20.40%	3,979	0.65%	0.40%	2.84%	53%
The Emerging Markets Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$16.96	$0.25	(d)	$6.11	$6.36	$(0.22)	$—	$(0.22)	$23.10	37.62%	$963,673	0.51%	0.51%	1.20%	8%
Year Ended June 30, 2020	18.14	0.48	(d)	(1.05)	(0.57)	(0.61)	—	(0.61)	16.96	(3.44)%	941,171	0.51%	0.51%	2.77%	11%
Year Ended June 30, 2019	17.78	0.39	(d)	0.30	0.69	(0.33)	—	(0.33)	18.14	4.11%	1,466,128	0.58%	0.58%	2.24%	50%
Year Ended June 30, 2018	17.92	0.40	(d)	(0.13)	0.27	(0.41)	—	(0.41)	17.78	1.34%	1,631,863	0.67%	0.67%	2.09%	55%
Year Ended June 30, 2017	15.15	0.35		2.84	3.19	(0.42)	—	(0.42)	17.92	21.51%	1,775,379	0.59%	0.59%	2.04%	61%
HC Advisors Shares
Period Ended June 30, 2019(f)	$17.78	$0.38	(d)	$(0.58)	$(0.20)	$(0.33)	$—	$(0.33)	$17.25	(0.99)%	$—	0.84%	0.59%	2.19%	50%
Year Ended June 30, 2018	17.92	0.38	(d)	(0.11)	0.27	(0.41)	—	(0.41)	17.78	1.34%	1,451	0.92%	0.67%	1.97%	55%
Year Ended June 30, 2017	15.15	0.35		2.84	3.19	(0.42)	—	(0.42)	17.92	21.51%	2,633	0.84%	0.59%	2.04%	61%

*	The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a Portfolio invests.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.
(f)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

			Change in Net Assets Resulting From Operations:				Distributions to Shareholders:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period		Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Core Fixed Income Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$10.59		$0.18	(d)	$(0.17)	$0.01	$(0.21)	$(0.12)	$(0.33)	$10.27		0.09%	$66,230	0.33%	0.33%	1.71%	38	%(e)
Year Ended June 30, 2020	9.98		0.25	(d)	0.62	0.87	(0.26)	—	(0.26)	10.59		8.85%	66,278	0.32%	0.32%	2.42%	36	%(e)
Year Ended June 30, 2019	9.49		0.25	(d)	0.51	0.76	(0.27)	—	(0.27)	9.98		8.12%	68,267	0.35%	0.35%	2.63%	34	%(e)
Year Ended June 30, 2018	9.80		0.22		(0.30)	(0.08)	(0.23)	—	(0.23)	9.49		(0.85)%	65,387	0.33%	0.33%	2.26%	44	%(e)
Year Ended June 30, 2017	10.01		0.19		(0.18)	0.01	(0.22)	—	(0.22)	9.80		0.07%	85,653	0.33%	0.33%	1.97%	46	%(e)
HC Advisors Shares
Period Ended June 30, 2019(f)	$9.49		$0.25	(d)	$0.23	$0.48	$(0.22)	$—	$(0.22)	$9.75		5.14%	$—	0.60%	0.35%	2.63%	34	%(e)
Year Ended June 30, 2018	9.79		0.23		(0.30)	(0.07)	(0.23)	—	(0.23)	9.49		(0.75)%	1,362	0.58%	0.33%	2.25%	44	%(e)
Year Ended June 30, 2017	10.01		0.20		(0.20)	—	(0.22)	—	(0.22)	9.79		(0.03)%	2,942	0.58%	0.33%	1.97%	46	%(e)
The Corporate Opportunities Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$7.14		$0.01	(d)	$0.93	$0.94	$(0.01)	$—	$(0.01)	$8.07		13.17%	$307,343	0.21%	0.21%	0.12%	123%
Year Ended June 30, 2020	7.01	(g)	0.20	(d)	0.16	0.36	(0.23)	—	(0.23)	7.14		5.23%	436,857	0.32%	0.32%	2.81%	40%
Year Ended June 30, 2019	6.85		0.40	(d)	0.17	0.57	(0.41)	—	(0.41)	7.01	(g)	8.62%	597,848	0.47%	0.47%	5.81%	52%
Year Ended June 30, 2018	6.95		0.38		(0.10)	0.28	(0.38)	—	(0.38)	6.85		4.06%	673,271	0.44%	0.44%	5.46%	38%
Year Ended June 30, 2017	6.62		0.39		0.33	0.72	(0.39)	—	(0.39)	6.95		11.07%	673,681	0.43%	0.43%	5.53%	41%
HC Advisors Shares
Period Ended June 30, 2019(f)	$6.85		$0.39	(d)	$0.05	$0.44	$(0.30)	$—	$(0.30)	$6.99		6.61%	$—	0.72%	0.47%	5.74%	52%
Year Ended June 30, 2018	6.95		0.42		(0.14)	0.28	(0.38)	—	(0.38)	6.85		4.06%	362	0.69%	0.44%	5.43%	38%
Year Ended June 30, 2017	6.62		0.38		0.34	0.72	(0.39)	—	(0.39)	6.95		11.08%	789	0.68%	0.43%	5.54%	41%
The U.S. Government Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$10.83		$0.15	(d)	$(0.50)	$(0.35)	$(0.15)	$(0.34)	$(0.49)	$9.99		(3.30)%	$256,466	0.20%	0.20%	1.47%	67%
Year Ended June 30, 2020	10.03		0.21	(d)	0.80	1.01	(0.21)	—	(0.21)	10.83		10.21%	305,689	0.19%	0.19%	1.99%	58%
Year Ended June 30, 2019	9.59		0.21	(d)	0.44	0.65	(0.21)	—	(0.21)	10.03		6.87%	305,531	0.20%	0.20%	2.22%	31%
Year Ended June 30, 2018	9.84		0.17		(0.25)	(0.08)	(0.17)	—	(0.17)	9.59		(0.79)%	233,377	0.19%	0.19%	1.81%	33%
Year Ended June 30, 2017	10.30		0.15		(0.36)	(0.21)	(0.15)	(0.10)	(0.25)	9.84		(2.03)%	215,595	0.19%	0.19%	1.47%	47%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	Portfolio turnover does not include TBA security transactions.
(f)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(g)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Inflation Protected Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$10.81	$0.20	(d)	$0.10	$0.30	$(0.14)	$(0.02)	$(0.16)	$10.95	2.79%	$27,039	0.18%	0.18%	1.85%	20%
Year Ended June 30, 2020	10.19	0.07	(d)	0.71	0.78	(0.16)	—	(0.16)	10.81	7.77%	393,885	0.17%	0.17%	0.71%	20%
Year Ended June 30, 2019	9.98	0.23	(d)	0.22	0.45	(0.24)	—	(0.24)	10.19	4.59%	357,229	0.17%	0.17%	2.29%	20%
Year Ended June 30, 2018	10.03	0.26		(0.08)	0.18	(0.23)	—	(0.23)	9.98	1.83%	401,456	0.16%	0.16%	2.66%	21%
Year Ended June 30, 2017	10.40	0.27		(0.35)	(0.08)	(0.29)	—	(0.29)	10.03	(0.81)%	361,996	0.15%	0.15%	2.31%	22%
HC Advisors Shares
Period Ended June 30, 2019(e)	$9.98	$0.21	(d)	$0.12	$0.33	$(0.18)	$—	$(0.18)	$10.13	3.42%	$—	0.42%	0.17%	2.14%	20%
Year Ended June 30, 2018	10.02	0.27		(0.08)	0.19	(0.23)	—	(0.23)	9.98	1.93%	1	0.41%	0.16%	2.70%	21%
Year Ended June 30, 2017	10.39	0.23		(0.31)	(0.08)	(0.29)	—	(0.29)	10.02	(0.81)%	1	0.40%	0.15%	2.28%	22%
The U.S. Corporate Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$10.92	$0.30	(d)	$0.05	$0.35	$(0.31)	$(0.30)	$(0.61)	$10.66	3.21%	$270,435	0.23%	0.23%	2.77%	46%
Year Ended June 30, 2020	10.29	0.32	(d)	0.70	1.02	(0.32)	(0.07)	(0.39)	10.92	10.10%	347,653	0.21%	0.21%	3.04%	43%
Year Ended June 30, 2019	9.59	0.34	(d)	0.70	1.04	(0.34)	—	(0.34)	10.29	11.07%	312,255	0.21%	0.21%	3.47%	25%
Year Ended June 30, 2018	10.03	0.29		(0.41)	(0.12)	(0.29)	(0.03)	(0.32)	9.59	(1.21)%	286,956	0.20%	0.20%	3.00%	45%
Year Ended June 30, 2017	10.16	0.26		(0.10)	0.16	(0.26)	(0.03)	(0.29)	10.03	1.62%	254,908	0.19%	0.19%	2.59%	40%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$9.80	$0.09	(d)	$(0.14)	$(0.05)	$(0.20)	$—	$(0.20)	$9.55	(0.51)%	$215,034	0.23%	0.23%	0.96%	46	%(f)
Year Ended June 30, 2020	9.57	0.20	(d)	0.28	0.48	(0.25)	—	(0.25)	9.80	5.12%	249,509	0.22%	0.22%	2.04%	32	%(f)
Year Ended June 30, 2019	9.32	0.24	(d)	0.28	0.52	(0.27)	—	(0.27)	9.57	5.70%	216,403	0.24%	0.24%	2.60%	15	%(f)
Year Ended June 30, 2018	9.59	0.21		(0.23)	(0.02)	(0.25)	—	(0.25)	9.32	(0.20)%	205,138	0.23%	0.23%	2.24%	17	%(f)
Year Ended June 30, 2017	9.88	0.18		(0.22)	(0.04)	(0.25)	—	(0.25)	9.59	(0.38)%	183,834	0.22%	0.22%	1.86%	18	%(f)
The Short-Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$10.05	$0.09	(d)	$(0.04)	$0.05	$(0.09)	$— (g)	$(0.09)	$10.01	0.51%	$150,484	0.28%	0.28%	0.91%	18%
Year Ended June 30, 2020	9.93	0.14	(d)	0.12	0.26	(0.14)	—	(0.14)	10.05	2.68%	135,065	0.28%	0.28%	1.44%	21%
Year Ended June 30, 2019	9.80	0.15	(d)	0.13	0.28	(0.15)	—	(0.15)	9.93	2.88%	106,274	0.28%	0.28%	1.56%	15%
Year Ended June 30, 2018	9.87	0.11		(0.08)	0.03	(0.10)	—	(0.10)	9.80	0.34%	79,612	0.33%	0.33%	1.23%	19%
Year Ended June 30, 2017	9.96	0.10		(0.09)	0.01	(0.10)	—	(0.10)	9.87	0.12%	17,788	0.35%	0.35%	1.05%	25%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on June 14, 2019.
(f)	Portfolio turnover does not include TBA security transactions.
(g)	Amounts round to less than $0.005 per share.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (concluded)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)*	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)*	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Intermediate Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$10.32	$0.17	(d)	$0.11	$0.28	$(0.18)	$—	$(0.18)	$10.42	2.70%	$388,073	0.30%	0.30%	1.61%	17%
Year Ended June 30, 2020	10.21	0.20	(d)	0.12	0.32	(0.20)	(0.01)	(0.21)	10.32	3.21%	391,308	0.31%	0.31%	1.92%	36%
Year Ended June 30, 2019	9.90	0.22	(d)	0.31	0.53	(0.22)	—	(0.22)	10.21	5.45%	393,097	0.32%	0.32%	2.21%	27%
Year Ended June 30, 2018	10.08	0.19		(0.18)	0.01	(0.19)	—	(0.19)	9.90	0.13%	383,200	0.29%	0.29%	1.94%	26%
Year Ended June 30, 2017	10.25	0.20		(0.17)	0.03	(0.20)	—	(0.20)	10.08	0.28%	385,133	0.28%	0.28%	1.94%	20%
HC Advisors Shares
Period Ended June 30, 2019(e)	$9.90	$0.22	(d)	$0.32	$0.54	$(0.19)	$—	$(0.19)	$10.25	5.48%	$—	0.57%	0.31%	2.20%	27%
Year Ended June 30, 2018	10.08	0.20		(0.19)	0.01	(0.19)	—	(0.19)	9.90	0.14%	1,008	0.54%	0.29%	1.94%	26%
Year Ended June 30, 2017	10.25	0.20		(0.17)	0.03	(0.20)	—	(0.20)	10.08	0.28%	1,437	0.53%	0.28%	1.94%	20%
The Intermediate Term Municipal Bond II Portfolio
HC Strategic Shares
Year Ended June 30, 2021	$10.54	$0.19	(d)	$0.11	$0.30	$(0.19)	$(0.01)	$(0.20)	$10.64	2.92%	$89,738	0.32%	0.32%	1.80%	39%
Year Ended June 30, 2020	10.38	0.20	(d)	0.18	0.38	(0.21)	(0.01)	(0.22)	10.54	3.69%	79,986	0.30%	0.30%	1.95%	8%
Year Ended June 30, 2019	10.09	0.22	(d)	0.30	0.52	(0.22)	(0.01)	(0.23)	10.38	5.26%	78,705	0.31%	0.31%	2.16%	17%
Year Ended June 30, 2018	10.30	0.22		(0.21)	0.01	(0.22)	— (f)	(0.22)	10.09	0.07%	77,455	0.27%	0.27%	2.14%	22%
Year Ended June 30, 2017	10.58	0.22		(0.27)	(0.05)	(0.22)	(0.01)	(0.23)	10.30	(0.41)%	74,163	0.27%	0.27%	2.13%	15%
HC Advisors Shares
Period Ended June 30, 2019(e)	$10.09	$0.22	(d)	$0.05	$0.27	$(0.18)	$(0.01)	$(0.19)	$10.17	2.78%	$—	0.56%	0.30%	2.18%	17%
Year Ended June 30, 2018	10.30	0.22		(0.21)	0.01	(0.22)	— (f)	(0.22)	10.09	0.07%	260	0.52%	0.27%	2.13%	22%
Year Ended June 30, 2017	10.59	0.22		(0.28)	(0.06)	(0.22)	(0.01)	(0.23)	10.30	(0.50)%	372	0.52%	0.27%	2.13%	15%

*	The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a Portfolio invests.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.
(f)	Amount rounds to less than $0.005 per shares.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Notes to Financial Statements — June 30, 2021

1.     DESCRIPTION. HC Capital Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management series investment company. The Trust is a Delaware statutory trust which was organized on December 15, 1994. As of June 30, 2021, the Trust offered eighteen separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Institutional U.S. Equity Portfolio (“Institutional U.S. Portfolio”), The Small Capitalization-Mid Capitalization Equity Portfolio (“Small Cap-Mid Cap Portfolio”), The ESG Growth Portfolio (“ESG Growth Portfolio”), The Catholic SRI Growth Portfolio (“Catholic SRI Growth Portfolio”), The International Equity Portfolio (“International Portfolio”), The Institutional International Equity Portfolio (“Institutional International Portfolio”), The Emerging Markets Portfolio (“Emerging Markets Portfolio”), The Core Fixed Income Portfolio (“Core Fixed Income Portfolio”), The Corporate Opportunities Portfolio (“Corporate Opportunities Portfolio”) (formerly, The Fixed Income Opportunity Portfolio), The U.S. Government Fixed Income Securities Portfolio (“U.S. Government Fixed Income Portfolio”), The Inflation Protected Securities Portfolio (“Inflation Protected Portfolio”), The U.S. Corporate Fixed Income Securities Portfolio (“U.S. Corporate Fixed Income Portfolio”), The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (“U.S. Mortgage/Asset Backed Fixed Income Portfolio”), The Short-Term Municipal Bond Portfolio (“Short-Term Municipal Portfolio”), The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”), and The Intermediate Term Municipal Bond II Portfolio (“Intermediate Municipal II Portfolio) (each a “Portfolio” and collectively the “Portfolios”).

Each Portfolio is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each in two classes of shares: HC Advisors Shares and HC Strategic Shares. As of June 30, 2021, the HC Advisors Shares were not active for any of the Portfolios. Each class of shares for each of the Portfolios has identical rights and privileges except with respect to voting rights on matters affecting a single class of shares. The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co., LLC.

As of June 30, 2021, all Portfolios in the Trust are diversified Portfolios under the 1940 Act.

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2.     SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The Portfolios are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.” The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of the Portfolios’ financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.    Portfolio Valuation. The net asset value (“NAV”) per share of each Portfolio is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. Each class’s NAV per share is calculated by adding the market value or fair value, as applicable, of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares.

B.    Securities Valuation. Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to such procedures, the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the security at the price the Portfolio would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

For disclosure purposes, the Trust has a three-tier fair value hierarchy that is dependent upon the observability of various “inputs” used to determine the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfer in and out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Equity Securities (Common and Preferred Stock, Exchange-Traded Funds and Closed-End Funds): Readily marketable portfolio securities listed on a securities exchange, including Nasdaq, are valued at the closing price on the exchange or at the Nasdaq Official Closing Price. If there have been no sales on such exchange, the securities are valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Readily marketable securities traded only in the over-the-counter market are valued at the closing price and are typically categorized as Level 1 in the fair value hierarchy, or, if there have been no sales, are valued at the mean of the last reported bid and asked prices and are typically categorized as Level 2 in the fair value hierarchy.

Securities listed on a foreign exchange are valued at the closing price on that exchange provided that where the prices of such securities are denominated in foreign currencies, such prices are converted into U.S. dollars at the bid price of such currencies against U.S. dollars at the time of the NAV calculation. If there have been no sales on such exchange, the security is valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. Such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Portfolio may use a systematic valuation model provided by an independent third party to fair value its international securities. Such systematic valuations are typically categorized as Level 2 in the fair value hierarchy.

Mutual Funds: Mutual funds are valued at their respective daily net asset value and are typically categorized as Level 1 in the fair value hierarchy.

Fixed Income Securities (Corporate, Municipal and Foreign Bonds, U.S. Government and Agency Securities and Inflation Indexed Bonds): Fixed income securities are valued using various inputs including benchmark yields, reported trades, broker/ dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy.

Asset-Backed and Mortgage-Backed Securities: In addition to the inputs discussed above for fixed-income securities, asset-backed and mortgage-backed securities are valued using new issue data, monthly payment information and collateral performance, and are typically categorized as Level 2 in the fair value hierarchy.

Short-Term Obligations: Short-term obligations with maturities of 60 days or less may also be valued at amortized cost, which constitutes fair value as determined by the Board. Such securities are typically categorized as Level 2 in the fair value hierarchy.

Loan Participations and Assignments: Loan participations and assignments for which a secondary trading market exists are valued using prices or quotations provided by banks, dealers or pricing services and are typically categorized as Level 2 in the fair value hierarchy. To the extent a secondary trading market does not exist, loan participations and assignments are valued in accordance with procedures adopted by the Board, utilizing unobservable input evaluations from the investment manager of the lender and taking into consideration, among other factors: (i) the creditworthiness of the borrower and the lender; (ii) the

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

current interest rate; period until next rate reset and maturity of the loan; (iii) currently available prices in the market for similar loans; and (iv) currently available prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity and are typically categorized as Level 3 in the fair value hierarchy.

Derivative Instruments (Futures, Options, Swaps and Forward Currency Contracts): Swaps are valued using interdealer broker rates, benchmark yields, and swap details and are typically categorized as Level 2 in the fair value hierarchy. Exchange traded futures, swaps and options are valued using quoted prices from the exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are valued using market quotes posted by major currency dealers and are typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the inputs used to value the following Portfolios’ securities as of June 30, 2021 (amounts in thousands). The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio.

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
Value Portfolio
Common Stocks	$691,708	$—	$—	$691,708
Investment Company	2,095	—	—	2,095
Purchased Options	101	—	—	101
Total Investment Securities	$693,904	$—	$—	$693,904
Other Financial Instruments[1]
Futures	$11	$—	$—	$11
Written Options	(161)	—	—	(161)
Total Investments	$693,754	$—	$—	$693,754

Growth Portfolio
Common Stocks	$919,735	$—	$—	$919,735
Investment Companies	6,385	—	—	6,385
Purchased Options	146	—	—	146
Total Investment Securities	$926,266	$—	$—	$926,266
Other Financial Instruments[1]
Futures	$376	$—	$—	$376
Written Options	(222)	—	—	(222)
Total Investments	$926,420	$—	$—	$926,420

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total
Institutional U.S. Portfolio
Common Stocks	$2,118,230	$—	$—		$2,118,230
Contingent Right	—	—	—	[2]	—
U.S. Treasury Obligations	—	104	—		104
Exchange-Traded Fund	1,908	—	—		1,908
Investment Companies	200,266	—	—		200,266
Purchased Options	1,192	—	—		1,192
Total Investment Securities	$2,321,596	$104	$—		$2,321,700
Other Financial Instruments[1]
Futures	$3,776	$—	$—		$3,776
Written Options	(1,780)	—	—		(1,780)
Total Investments	$2,323,592	$104	$—		$2,323,696

Small Cap-Mid Cap Portfolio
Common Stocks	$90,931	$5	$—		$90,936
Contingent Rights	150	—	—	[2]	150
Investment Companies	6,937	—	—		6,937
Total Investment Securities	$98,018	$5	$—		$98,023
Other Financial Instruments[1]
Future	$(64)	$—	$—		$(64)
Total Investments	$97,954	$5	$—		$97,959

ESG Growth Portfolio
Common Stocks	$166,226	$—	$—	[2]	$166,226
Preferred Stocks	100	—	—		100
Right	1	—	—		1
Investment Company	2,716	—	—		2,716
Total Investment Securities	$169,043	$—	$—		$169,043
Other Financial Instruments[1]
Futures	$(3)	$—	$—		$(3)
Total Investments	$169,040	$—	$—		$169,040

Catholic SRI Growth Portfolio
Common Stocks	$28,747	$—	$—	[2]	$28,747
Preferred Stocks	58	—	—		58
Right	—	—	—		—
Investment Companies	103	—	—		103
Total Investment Securities	$28,908	$—	$—		$28,908

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total
International Portfolio
Common Stocks	$690,154	$113	$—	[2]	$690,267
Preferred Stocks	4,229	—	—		4,229
Right	15	—	—		15
Investment Companies	14,229	—	—		14,229
Purchased Options	94	—	—		94
Total Investment Securities	$708,721	$113	$—		$708,834
Other Financial Instruments[1]
Future	$(128)	$—	$—		$(128)
Written Options	(157)	—	—		(157)
Total Investments	$708,436	$113	$—		$708,549

Institutional International Portfolio
Common Stocks	$902,544	$—	$—	[2]	$902,544
Preferred Stocks	5,629	—	—		5,629
Rights	62	—	—		62
U.S. Treasury Obligations	—	324	—		324
Investment Companies	301,506	—	—		301,506
Purchased Options	559	—	—		559
Total Investment Securities	$1,210,300	$324	$—		$1,210,624
Other Financial Instruments[1]
Future	$(4,431)	$—	$—		$(4,431)
Written Options	(850)	—	—		(850)
Total Investments	$1,205,019	$324	$—		$1,205,343

Emerging Markets Portfolio
Common Stocks	$797,437	$7,585	$—	[2]	$805,022
Preferred Stocks	8,714	—	—		8,714
U.S. Treasury Obligations	—	334	—		334
Investment Companies	65,327	—	—		65,327
Purchased Options	137	—	—		137
Total Investment Securities	$871,615	$7,919	$—		$879,534
Other Financial Instruments[1]
Future	$(234)	$—	$—		$(234)
Written Options	(214)	—	—		(214)
Total Return Swaps	—	1,579	—		1,579
Total Investments	$871,167	$9,498	$—		$880,665

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total
Core Fixed Income Portfolio
Asset Backed Securities	$—	$56	$—		$56
Collateralized Mortgage Obligations	—	1,156	—		1,156
U.S. Government Agency Mortgages	—	13,689	—		13,689
U.S. Government Agency Securities	—	767	—		767
Corporate Bonds	—	24,778	—		24,778
U.S. Treasury Obligations	—	19,811	—		19,811
Yankee Dollars	—	3,350	—		3,350
Investment Companies	4,413	—	—		4,413
Total Investment Securities	$4,413	$63,607	$—		$68,020
Other Financial Instruments[1]
TBA Sale Commitments	$—	$(158)	$—		$(158)
Total Investments	$4,413	$63,449	$—		$67,862

Corporate Opportunities Portfolio
Common Stock	$—	$—	$—	[2]	$—
Loan Participations and Assignments	—	—	14,958		14,958
Investment Companies	286,583	—	—		286,583
Total Investment Securities	$286,583	$—	$14,958		$301,541
Other Financial Instruments[1]
Futures	$1,372	$—	$—		$1,372
Total Investments	$287,955	$—	$14,958		$302,913

U.S. Government Fixed Income Portfolio
U.S. Government Agency Securities	$—	$9,272	$—		$9,272
U.S. Treasury Obligations	—	237,365	—		237,365
Yankee Dollar	—	128	—		128
Investment Company	8,586	—	—		8,586
Total Investment Securities	$8,586	$246,765	$—		$255,351

Inflation Protected Portfolio
Investment Company	$27,065	$—	$—		$27,065
Total Investment Securities	$27,065	$—	$—		$27,065

U.S. Corporate Fixed Income Portfolio
Corporate Bonds	$—	$211,261	$—		$211,261
Yankee Dollars	—	29,154	—		29,154
Loan Participations and Assignments	—	—	9,972		9,972
Investment Companies	18,021	—	—		18,021
Total Investment Securities	$18,021	$240,415	$9,972		$268,408

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
U.S. Mortgage/Asset Backed Fixed Income Portfolio
Asset Backed Securities	$—	$1,356	$—	$1,356
Collateralized Mortgage Obligations	—	15,693	—	15,693
U.S. Government Agency Mortgages	—	187,244	—	187,244
Investment Company	44,577	—	—	44,577
Total Investment Securities	$44,577	$204,293	$—	$248,870
Other Financial Instruments[1]
TBA Sale Commitments	$—	$(3,169)	$—	$(3,169)
Total Investments	$44,577	$201,124	$—	$245,701

Short-Term Municipal Portfolio
Municipal Bonds	$—	$152,377	$—	$152,377
Investment Company	1,627	—	—	1,627
Total Investment Securities	$1,627	$152,377	$—	$154,004

Intermediate Municipal Portfolio
Municipal Bonds	$—	$383,635	$—	$383,635
Investment Company	1,377	—	—	1,377
Total Investment Securities	$1,377	$383,635	$—	$385,012

Intermediate Municipal II Portfolio
Municipal Bonds	$—	$56,806	$—	$56,806
Investment Companies	32,847	—	—	32,847
Total Investment Securities	$32,847	$56,806	$—	$89,653

Amounts designated as “—” are $0 or have been rounded to $0.

[1]

Other Financial Instruments are TBA sale commitments or derivative instruments not reflected in the total investment securities, such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument and written options and swap agreements, which are valued at fair value.

[2]

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with the additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. As of June 30, 2021, Level 3 investments were 0.00% of net assets and are not considered significant.

A reconciliation of Level 3 financial instruments is presented when a Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value (amounts in thousands):

Portfolio	Asset Group	Balance as of June 30, 2020	Realized Gain/ (Loss)	Change in Unrealized Appreciation / (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2021
Corporate Opportunities Portfolio	Loan Participations and Assignments	$—	$—	$(55)	$28,321	$(13,308)	$—	$—	$14,958
U.S. Corporate Fixed Income Portfolio	Loan Participations and Assignments	—	—	(37)	18,881	(8,872)	—	—	9,972

Amounts designated as “—” are $0 or have been rounded to $0.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

The Portfolios’ financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

C.    Securities Transactions and Investment Income. For financial reporting purposes, portfolio securities transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized as soon as reliable information is available from the Portfolio’s sources. Interest income, including amortization of premium and accretion of discount on investments, is accrued daily. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of the securities received. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold to the net sales proceeds. Realized gains and losses from principal payment transactions on mortgage-backed and asset- backed securities are classified as investment income or loss for financial reporting purposes.

For certain securities, including real estate investment trusts, the Portfolio records distributions received in excess of income as a reduction of the cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio records adjustments to the estimated amounts of the components of distributions to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

D.    Restricted Securities. A restricted security is a security that cannot be offered for public sale without prior registration under the Securities Act of 1933 (the “1933 Act”) (absent an exemption). Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid.

E.     Allocations. Expenses directly attributable to a Portfolio are charged to that Portfolio. Class-specific expenses, if any, are borne by that class. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method. Income, non-class-specific expenses and realized and unrealized gains and losses are allocated to the respective classes based on relative net assets.

F.    Dividends and Capital Gain Distributions to Shareholders. The Core Fixed Income Portfolio, U.S. Government Fixed Income Portfolio, Inflation Protected Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, Short-Term Municipal Portfolio, Intermediate Municipal Portfolio and Intermediate Municipal II Portfolio declare and distribute dividends from net investment income, if any, on a monthly basis. The Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, ESG Growth Portfolio, Catholic SRI Growth Portfolio and Corporate Opportunities Portfolio declare and distribute dividends from net investment income, if any, on a quarterly basis. The International Portfolio and Institutional International Portfolio declare and distribute dividends from net investment income, if any, on a semiannual basis. The Emerging Markets Portfolio declares and distributes dividends from net investment income, if any, on an annual basis. Net realized capital gains, if any, are declared and distributed at least annually by each Portfolio.

G.    Repurchase Agreements. Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security from the Portfolio at an agreed-upon price and date. Repurchase agreements may involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the seller’s obligation to repurchase is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by cash and/or government securities (as defined in the 1940 Act). If approved by the Adviser, repurchase agreements may also be fully collateralized by other securities that, at the time the repurchase agreement is entered into, are determined by the Board, or its authorized delegate, to be (i) issued by an issuer that has an exceptionally strong capacity to meet its obligations on the collateral, and (ii) sufficiently liquid that they can be sold by the Portfolio at approximately their carrying value in the ordinary course of business within seven calendar days. Master Repurchase Agreements (“MRA”) permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA

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Notes to Financial Statements (continued) — June 30, 2021

with collateral posted by the counterparty and create one net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the transaction. Upon a bankruptcy or insolvency of the counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

H.     TBA Purchase and Sale Commitments. Certain of the Portfolios may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBA commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities Valuation” above.

I.     Commission Recapture. Certain of the Portfolios participate in a commission recapture program. These Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory and distribution fees. The expenses eligible to be paid will include, but are not limited to, administrative service fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as “Expenses paid indirectly” on the Statements of Operations.

For the year ended June 30, 2021, the following commissions were recaptured:

Portfolio	Commissions Recaptured (000)
Growth Portfolio	$3
Institutional U.S. Portfolio	19
Small Cap-Mid Cap Portfolio	4
Institutional International Portfolio	4

J.    Foreign Exchange Transactions. The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)     value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)	purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Portfolios do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Portfolios may be subject to foreign taxes on gains in investments or currency repatriation. The Portfolios accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

K.    Derivative Instruments. Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, financial futures contracts, options contracts and swap agreements.

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Notes to Financial Statements (continued) — June 30, 2021

The following is a summary of the fair value of derivative instruments held by the Portfolios as of June 30, 2021 (amounts in thousands).

	Assets
Portfolio	Unrealized appreciation on futures contracts*	Investments, at value for purchased options	Swap agreements, at value*
Equity Risk Exposure:
Value Portfolio	$38	$101	$—
Growth Portfolio	376	146	—
Institutional U.S. Portfolio	3,841	1,192	—
ESG Growth Portfolio	24	—	—
International Portfolio	—	94	—
Institutional International Portfolio	—	559	—
Emerging Markets Portfolio	—	137	3,051
Corporate Opportunities Portfolio	1,628	—	—

	Liabilities
Portfolio	Unrealized depreciation on futures contracts*	Written options, at fair value	Swap agreements, at value*
Equity Risk Exposure:
Value Portfolio	$27	$161	$—
Growth Portfolio	—	222	—
Institutional U.S. Portfolio	65	1,780	—
Small Cap-Mid Cap Portfolio	64	—	—
ESG Growth Portfolio	27	—	—
International Portfolio	128	157	—
Institutional International Portfolio	4,431	849	—
Emerging Markets Portfolio	234	214	1,472

Interest Rate Risk Exposure:
Corporate Opportunities Portfolio	256	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

*	Total fair value is presented by Primary Risk Exposure. For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

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Notes to Financial Statements (continued) — June 30, 2021

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2021 (amounts in thousands):

Portfolio	Net realized gains/(losses) from futures transactions	Net realized gains/(losses) from written options transactions	Net realized gains/(losses) from purchased options transactions	Net realized gains/(losses) from swap transactions
Equity Risk Exposure:
Value Portfolio	$(2,149)	$4,316	$(2,624)	$—
Growth Portfolio	(386)	5,889	(3,556)	—
Institutional U.S Portfolio	63,596	26,791	(15,933)	—
Small Cap-Mid Cap Portfolio	4,331	—	—	—
ESG Growth Portfolio	2,259	—	—	—
International Portfolio	3,270	3,578	(2,290)	—
Institutional International Portfolio	114,945	10,092	(5,918)	—
Emerging Markets Portfolio	31,938	5,364	(3,411)	6,180
Corporate Opportunities Portfolio	51,087	—	—	—

Interest Rate Risk Exposure:
Corporate Opportunities Portfolio	(1,787)	—	—	—

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Portfolio	Change in unrealized appreciation/ (depreciation) on futures	Change in unrealized appreciation/ (depreciation) on written options	Change in unrealized appreciation/ (depreciation) on purchased options	Change in unrealized appreciation/ (depreciation) on swaps
Equity Risk Exposure:
Value Portfolio	$342	$(261)	$217	$—
Growth Portfolio	920	(382)	291	—
Institutional U.S. Portfolio	3,629	(150)	435	—
Small Cap-Mid Cap Portfolio	(514)	—	—	—
ESG Growth Portfolio	(202)	—	—	—
International Portfolio	(829)	(140)	90	—
Institutional International Portfolio	(15,074)	371	(167)	—
Emerging Markets Portfolio	(1,550)	(275)	147	1,579
Corporate Opportunities Portfolio	(3,876)	—	—	—

Interest Rate Risk Exposure:
Corporate Opportunities Portfolio	(256)	—	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

The Trust may be subject to master netting agreements (“MNA”) that allow for amounts owed between a Portfolio and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the counterparty. The MNA do not apply to amounts owed to/from different counterparties. The amounts shown in

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Notes to Financial Statements (continued) — June 30, 2021

the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable MNA. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Portfolio’s ability to transact net amounts with counterparties at June 30, 2021.

As of June 30, 2021, each Portfolio’s derivative assets and liabilities by type are as follows (amounts in thousands):

	Value Portfolio		Growth Portfolio		Institutional U.S. Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$38	$27	$376	$—	$3,841	$65
Options on futures contracts*	101	161	146	222	1,192	1,780
Total derivative assets and liabilities in the Statements of Assets and Liabilities	139	188	522	222	5,033	1,845
Derivatives not subject to a MNA or similar agreement	(139)	(188)	(522)	(222)	(5,033)	(1,845)
Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—

	Small Cap-Mid Cap Portfolio		ESG Growth Portfolio		International Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$64	$24	$27	$—	$128
Options on futures contracts*	—	—	—	—	94	157
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	64	24	27	94	285
Derivatives not subject to a MNA or similar agreement	—	(64)	(24)	(27)	(94)	(285)
Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—

	Institutional International Portfolio		Emerging Markets Portfolio		Corporate Opportunities Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$4,431	$—	$234	$1,628	$256
Options on futures contracts*	559	849	137	214	—	—
Swap agreements	—	—	3,051	1,472	—	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	559	5,280	3,188	1,920	1,628	256
Derivatives not subject to a MNA or similar agreement	(559)	(5,280)	(137)	(448)	(1,628)	(256)
Total assets and liabilities subject to a MNA	$—	$—	$3,051	$1,472	$—	$—

Amounts designated as “—” are $0 or have been rounded to $0.

*	Includes options contracts purchased at value as reported in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued) — June 30, 2021

The following table represents the Emerging Markets Portfolio’s derivative assets by counterparty, net of amounts available for offset under an MNA and net of the related collateral received by the Portfolio as of June 30, 2021 (amounts in thousands).

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets
Emerging Markets Portfolio
Morgan Stanley	$3,051	$(1,472)	$—	$—	$1,579
Total	$3,051	$(1,472)	$—	$—	$1,579

The following table represents the Emerging Markets Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under an MNA and net of the related collateral pledged by the Portfolio as of June 30, 2021 (amounts in thousands).

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities
Emerging Markets Portfolio
Morgan Stanley	$1,472	$(1,472)	$—	$—	$—
Total	$1,472	$(1,472)	$—	$—	$—

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

Forward Currency Contracts: Certain of the Portfolios may be subject to currency exchange rate risk in the normal course of pursuing their investment objectives. A Portfolio enters into forward currency contracts (“forward contracts”) for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings. A forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Portfolio is subject to credit risk, which is the risk that the counterparty is unable to meet the terms of a forward contract, and market risk, which is the risk that the value of the currency changes unfavorably.

Forward contracts may involve credit or market risk in excess of the amounts reflected on a Portfolio’s Statement of Assets and Liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such forward contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2021 are recorded for financial reporting purposes as net unrealized gains or losses. In addition, at June 30, 2021, the Portfolios entered into currency contracts to settle trades in foreign currencies. These transactions are included in “Receivable from investments sold” and “Payable for investments purchased” on the Statements of Assets and Liabilities. The Portfolios did not invest in forward currency contracts during the year ended June 30, 2021.

Financial Futures Contracts: Certain of the Portfolios may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may invest in financial futures contracts (“futures contracts”) in order to reduce such risks, as part of their investment strategies or to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures

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Notes to Financial Statements (continued) — June 30, 2021

contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” may be made or received by a Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instrument. A Portfolio recognizes a gain or loss equal to the daily variation margin, which is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a futures contract is closed, a realized gain or loss is recorded as “Net realized gains/(losses) from futures transactions” on the Statement of Operations. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. Securities designated as collateral for market value on futures contracts are noted in each Portfolio’s Portfolio of Investments (if applicable). Such collateral is held with the broker. The notional value of the futures contracts outstanding at June 30, 2021 and the month-end average notional amount for the year ended June 30, 2021 are detailed in the table below:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Futures Contracts:	Long	Short	Long	Short
Value Portfolio	$4,134	$—	$4,601	$7,072
Growth Portfolio	11,149	—	13,968	8,285
Institutional U.S. Portfolio	353,885	—	239,611	5,386
Small Cap-Mid Cap Portfolio	6,462	—	7,480	—
ESG Growth Portfolio	2,752	—	5,721	—
International Portfolio	18,318	—	9,879	52
Institutional International Portfolio	172,001	—	287,399	—
Emerging Markets Portfolio	76,361	—	84,108	—
Corporate Opportunities Portfolio	291,732	—	335,404	—

Amounts designated as “—” are $0 or have been rounded to $0.

Purchased Options Contracts: Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may purchase put or call options. Options contracts provide the purchaser with the right, but not the obligation, to buy or sell (call or put option, respectively) a financial instrument at the exercise price. The Portfolio pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction.

Written Options Contracts: Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks, as part of their investment strategies and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may write put or call options. Premiums received from written options contracts are recorded as liabilities on the Statement of Assets and Liabilities and are marked-to-market to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Realized gains and losses are reported as “Net realized gains/(losses) from written options transactions” on the Statement of Operations (if applicable). When writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the underlying instrument.

With exchange-traded options, there is minimal counterparty credit risk to the Portfolios since the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. With over-the-counter options, the Portfolios bear the risk that counterparties will be unable to perform under the terms of the contracts.

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Notes to Financial Statements (continued) — June 30, 2021

The notional value of purchased and written options outstanding at June 30, 2021 and the month-end average notional amount for the year ending June 30, 2021 are detailed in the table below:

Purchased Option Contracts:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Value Portfolio	$8,561	$14,094
Growth Portfolio	11,705	19,042
Institutional U.S. Portfolio	94,710	94,128
International Portfolio	7,858	12,106
Institutional International Portfolio	43,298	35,790
Emerging Markets Portfolio	10,970	18,031

Written Option Contracts:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Value Portfolio	$39,795	$43,149
Growth Portfolio	52,268	58,602
Institutional U.S. Portfolio	409,381	303,006
International Portfolio	38,517	37,142
Institutional International Portfolio	187,094	126,192
Emerging Markets Portfolio	49,727	54,896

Swap Agreements: Certain of the Portfolios may enter into swap agreements (“swaps”) for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. A swap is a two-party contract entered into for periods ranging from one day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or cleared through a third party, known as a clearing organization (“centrally cleared swap”). Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation or depreciation on swap agreements on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on swap agreements on the Statement of Assets and Liabilities.

Total Return Swaps: Certain of the Portfolios may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Portfolio will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, is maintained at the broker-dealer or the Portfolio’s custodian. Until a total return

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Notes to Financial Statements (continued) — June 30, 2021

swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Portfolio on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap transactions.” A Portfolio may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Portfolio on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Portfolio will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Portfolio will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy obligations to the Portfolio. The unrealized gain or loss at June 30, 2021 is disclosed in the swap tables included in the Portfolios of Investments. The notional value of the swap agreements outstanding at June 30, 2021 and the month-end average notional amount for the year ended June 30, 2021 are detailed in the tables below (amounts in thousands):

Total Return Swap Agreements:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)(a)
Emerging Markets Portfolio	$71,141	$68,677

(a)	For the period August 1, 2020 through June 30, 2021.

L.    Inflation Indexed Bonds. Certain of the Portfolios may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond resulting from inflation or deflation, respectively, as measured by the change in the Consumer Price Index, will be included as interest income or loss on the Statements of Operations, even though investors do not receive their principal until maturity. During the year ended June 30, 2021, the Inflation Protected Portfolio recognized income due to the increase in the Consumer Price Index.

Interest rates on conventional bonds have two primary components: a “real” yield and an increment that reflects investor expectations of future inflation. By contrast, interest payments on inflation-indexed bonds are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only changes in real rates to influence the price of inflation-indexed bonds. A rise in real rates will cause the price of inflation-indexed bonds to fall, while a decline in real rates will boost the price of inflation-indexed bonds. Inflation-indexed bonds issued by non-U.S. governments are generally indexed to the inflation rates prevailing in those countries.

The primary risk associated with the use of inflation-indexed bonds is that the principal value of an investment is not protected or otherwise guaranteed by virtue of the Portfolio’s investments in inflation-indexed bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. treasury inflation-indexed bonds. For bonds

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Notes to Financial Statements (continued) — June 30, 2021

that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value. Deflation risk is the possibility that prices throughout the economy decline over time, in which case, the principal and income of an inflation-protected bond will decline and may result in losses.

M.    Loan Participations and Assignments. Certain of the Portfolios may purchase participations in commercial loans. Loan participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire loan participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager or the Adviser to be creditworthy. When a Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. Any such fees earned are recorded as a component of interest income on the Statements of Operations.

N.    Securities Lending. Certain of the Portfolios may lend their portfolio securities to broker-dealers pursuant to a Master Securities Lending Agreement (“MSLA”) that requires the borrower to post collateral equal to at least the market value of the securities loaned, which is marked-to-market on a daily basis. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Portfolios pay various fees in connection with the investment of the collateral. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. Currently cash collateral received by a Portfolio in securities lending transactions may only be invested in repurchase agreements or money market funds that invest in U.S. treasury obligations. A Portfolio bears the risk of such investments. Securities on loan at June 30, 2021 are presented in the Portfolios of Investments. The Portfolios pay the Securities Lending Agent fees based on the investment income received from securities lending activities as reflected on the Statements of Operations.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as “Payable for collateral received on loaned securities.” Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Portfolios as an investment, at value on the Statements of Assets and Liabilities. The Portfolios may receive non-cash collateral in the form of securities such as U.S. treasuries, which the Portfolios may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by a Portfolio under a MSLA which permits the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and create a net payment due to or from the Portfolio.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings, which are subject to offset under an MSLA, at June 30, 2021 (amounts in thousands):

Portfolio	Value of Securities on Loan	Value of Collateral Received*	Net Amount
Growth Portfolio	$820	$820	$—
Institutional U.S. Portfolio	2,484	2,484	—
Small Cap-Mid Cap Portfolio	614	614	—
Catholic SRI Growth Portfolio	140	87	53
Institutional International Portfolio	18,656	13,897	4,759
Emerging Markets Portfolio	1,276	1,112	164
U.S. Corporate Fixed Income Portfolio	5	5	—

Amounts designated as “—” are $0 or have been round to $0.

*

The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the value of securities on loan as disclosed in the Portfolios of Investments and excludes any non-cash collateral received. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day.

Securities lending transactions as of June 30, 2021 (amounts in thousands):

	Remaining Contractual Maturity of the Collateral Held
Portfolio	Overnight and Continuous - Investment Companies		Total*
Growth Portfolio	$835		$835
Institutional U.S. Portfolio	2,506		2,506
Small Cap-Mid Cap Portfolio	642		642
Catholic SRI Growth Portfolio	87		87
Institutional International Portfolio	13,897		13,897
Emerging Markets Portfolio	1,112		1,112
Corporate Opportunities Portfolio	1,177	**	1,177
U.S. Corporate Fixed Income Portfolio	6		6

*

Excludes non-cash collateral received with a value of (amounts in thousands) $72, $3,639 and $229 for the Catholic SRI Growth Portfolio, Institutional International Portfolio and Emerging Markets Portfolio, respectively.

**	Represents collateral received from prior securities lending activity.

O.    Recent Accounting Pronouncements. In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020 – 04”), “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”, ASU 2020 – 04 provides the Portfolios with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g. LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Portfolios will consider this optional guidance prospectively, if applicable.

3.    INVESTMENT ADVISORY AND ADMINISTRATIVE CONTRACTS. The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management for that portion of the Portfolio allocated to it and for placing all orders for the purchase and sale of securities and other instruments for such portion of the Portfolio. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average daily net assets of that portion of the Portfolio managed.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

For the year ended June 30, 2021, the Portfolios incurred the following investment advisory fees, before any applicable fee waivers, with respect to the services of the indicated Specialist Manager(s) as reflected on the Statements of Operations as “Advisory fees.” The following annual fee rates are applied to the portions of the Portfolios that are managed by the Specialist Managers in determining amounts earned, except as footnoted.

Value Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.075	%(a)(c)
Echo Street Capital Management LLC	—	0.58	%(b)(c)
Frontier Capital Management Company, LLC	—	0.45	%(c)(d)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(c)(e)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(c)(e)
Mellon Investments Corporation (U.S. Multi-Factor Strategy)	—	0.08	%(c)(e)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	14	0.21	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	4	0.15	%(g)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	482	0.08	%(h)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	26	2.41	%(i)
Total	$526	0.08%

Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management	$—	0.075	%(a)(c)
Echo Street Capital Management LLC	—	0.58	%(b)(c)
Jennison Associates, LLC	557	0.29	%(j)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(c)(e)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(c)(e)
Mellon Investments Corporation (U.S. Multi-Factor Strategy)	—	0.08	%(c)(e)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	20	0.12	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	5	0.11	%(g)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	496	0.08	%(h)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	26	1.22	%(i)
Total	$1,104	0.13%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

Institutional U.S. Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management	$—	0.075	%(a)(c)
Echo Street Capital Management LLC	1,698	0.58	%(b)
Frontier Capital Management Company, LLC	79	0.45	%(d)
Jennison Associates, LLC	520	0.29	%(j)
Mellon Investments Corporation (Index Strategy)	603	0.04	%(e)
Mellon Investments Corporation (Factor Strategy)	208	0.065	%(e)
Mellon Investments Corporation (U.S. Multi-Factor Strategy)	—	0.08	%(c)(e)
Pacific Investment Management Company, LLC (RAFI U.S. Multi-Factor Strategy)	119	0.20	%(k)
Pacific Investment Management Company, LLC (Enhanced Index Strategy)	—	0.25	%(c)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	103	0.06	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	18	0.07	%(h)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	26	0.35	%(i)
Wellington Management Company, LLP	484	0.73	%(l)
Total	$3,858	0.15%

Small Cap-Mid Cap Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.075	%(a)(c)
Frontier Capital Management Company, LLC	148	0.45	%(d)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(c)(e)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(c)(e)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	14	0.19	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(g)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	35	0.08	%(h)
Total	$197	0.23%

ESG Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(c)
Mellon Investments Corporation	119	0.10%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	14	0.22	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(g)
RBC Global Asset Management (U.K.) Limited	163	0.55	%(m)
Total	$296	0.19%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

Catholic SRI Growth Portfolio

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(c)
Mellon Investments Corporation	54	0.10%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	—	0.05	%(c)(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(c)(g)
Total	$54	0.10%

International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$—	0.62	%(c)(n)
Mellon Investments Corporation (Developed Markets Strategy)	—	0.05	%(c)(o)
Mellon Investments Corporation (Developed Factor Strategy)	—	0.075	%(c)(o)
Mellon Investments Corporation (Emerging Markets Strategy)	—	0.13	%(c)(o)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	17	0.15	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	4	0.14	%(g)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	512	0.08	%(h)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	26	1.82	%(i)
WCM Investment Management, LLC	—	0.85	%(c)(p)
Total	$559	0.08%

Institutional International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$663	0.57	%(n)
Mellon Investments Corporation (Developed Markets Strategy)	416	0.05	%(o)
Mellon Investments Corporation (Developed Factor Strategy)	—	0.075	%(c)(o)
Mellon Investments Corporation (Emerging Markets Strategy)	—	0.13	%(c)(o)
Pacific Investment Management Company, LLC	—	0.39	%(c)(q)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	186	0.06	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	6	0.09	%(g)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	26	0.97	%(i)
WCM Investment Management, LLC	—	0.85	%(c)(p)
Total	$1,297	0.10%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

Emerging Markets Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.13	%(c)(r)
City of London Investment Management Company, Limited	—	1.00	%(c)(s)
Mellon Investments Corporation	848	0.13	%(n)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	52	0.07	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	5	0.10	%(g)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	—	0.08	%(c)(h)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	26	1.05	%(i)
RBC Global Asset Management (U.K.) Limited	1,277	0.74	%(t)
XY Investments (HK) Limited	615	1.00	%(u)
Total	$2,823	0.29%

Core Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$23	0.08%
Mellon Investments Corporation (U.S. Government, Mortgage and Asset Backed Strategy)	21	0.06%
Mellon Investments Corporation (Corporate Strategy)	—	0.15	%(c)
Pacific Investment Management Company, LLC	—	0.25	%(c)(v)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(c)(w)
Total	$44	0.07%

Corporate Opportunities Portfolio

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$—	0.45	%(c)
Fort Washington Investment Advisors, Inc.	—	0.20	%(c)(x)
Mellon Investments Corporation	—	0.25	%(c)
Pacific Investment Management Company, LLC	—	0.45	%(c)(y)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	213	0.06	%(f)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.00	%(c)(g)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(c)(i)
Western Asset Management Company, Ltd.	—	0.75	%(c)
Total	$213	0.06%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

U.S. Government Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation	$165	0.06%
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(c)(w)
	$165	0.06%

Inflation Protected Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation	$91	0.04	%(z)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(c)(w)
	$91	0.04%

U.S. Corporate Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$230	0.08%
Mellon Investments Corporation	—	0.15	%(c)
Pacific Investment Management Company, LLC	—	0.60	%(c)(aa)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(c)(w)
Total	$230	0.08%

U.S. Mortgage/Asset Backed Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation	$126	0.06%
Pacific Investment Management Company, LLC	—	0.60	%(c)(aa)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(c)(w)
	$126	0.06%

Short-Term Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$185	0.125%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

Intermediate Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$—	0.125	%(c)
City of London Investment Management Company, Limited	—	0.45	%(c)
Mellon Investments Corporation	653	0.17	%(bb)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(c)(w)
Total	$653	0.17%

Intermediate Municipal II Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$85	0.125%
City of London Investment Management Company, Limited	37	0.45%
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(c)(w)
Total	$122	0.15%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

Cadence Capital Management, LLC (“Cadence”) received a fee, which was calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) were greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of that portion of the Portfolio managed by Cadence. If the Combined Assets were reduced to $2 billion or less due to redemptions, the fee was calculated at the annual rate of 0.075% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence using these strategies in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

Cadence’s Portfolio Management Agreement was terminated on August 3, 2020.

(b)

Echo Street Capital Management LLC (“Echo Street”) receives a fee based on the average daily net assets, payable quarterly, of that portion of assets managed by Echo Street, at the annual rate of 0.85% of the first $50 million of Combined Assets (as defined below); 0.70% of the next $50 million of Combined Assets; 0.60% of the next $100 million of Combined Assets; and 0.55% of Combined Assets in excess of $200 million. Prior to March 12, 2021, Echo Street received a fee based on the average daily net assets, payable quarterly, of that portion of assets managed by Echo Street, at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets; and 0.45% of Combined Assets in excess of $200 million.

“Combined Assets” shall mean the sum of: the net assets of each portion of the Value Portfolio, Growth Portfolio, and Institutional U.S. Portfolio allocated to Echo Street.

(c)	Specialist Manager approved by the Board but a strategy to which no assets were allocated during the period ended June 30, 2021.

(d)

Frontier Capital Management Company, LLC (“Frontier”) receives a fee based on the average daily net assets of that portion of assets managed by Frontier, at an annual rate of 0.45% on the first $90 million of the Combined Assets (as defined below) and 0.75% of Combined Assets exceeding $90 million.

“Combined Assets” shall mean the sum of: the net assets of that portion managed by Frontier in the Value Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, and the net assets invested in the same strategy as the Portfolios that are managed by Frontier for certain other clients of the Trust’s primary adviser.

Frontier had no assets allocated in the Institutional U.S. Portfolio as of June 30, 2021.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

(e)

For assets allocated to an Index Strategy, for so long as the Combined Assets (as defined below) are greater than $2 billion, Mellon Investments Corporation (“Mellon”) receives a fee at the annual rate of 0.04% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawals or redemptions reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.065%. Index Strategy shall mean a portfolio wherein the Portfolio Manager seeks to approximate, over the long term, the performance of a specific market index.

For assets allocated to a Factor Strategy, for so long as the Combined Assets are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.075%. Factor Strategy shall mean a portfolio wherein the Portfolio Manager seeks to implement a strategy developed by Hirtle Callaghan & Co. or an affiliate with the objective of obtaining exposure to one or more factors such as value or quality within the U.S. equity markets.

For assets allocated to a U.S. Multi-Factor Strategy, for so long as the Combined Assets are greater than $2 billion, the fee shall be at the annual rate of 0.08% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.10%. U.S. Multi-Factor Strategy shall mean a portfolio wherein the Portfolio Manager seeks to implement a proprietary strategy developed by the Portfolio Manager that seeks to obtain a targeted exposure to multi-factor equity model factors such as value, momentum, and low volatility within the U.S. equity markets. U.S. Multi-Factor Strategy was terminated on June 30, 2021.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon using these strategies in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(f)

With respect to its Liquidity Strategy, Parametric Portfolio Associates, LLC (“Parametric”), a subsidiary of Eaton Vance Corporation, receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of Combined Liquidity Assets; and 0.05% of Combined Liquidity Assets over $150 million. Parametric is also entitled to receive a flat fee of $10,000 per year for each Portfolio. One Twelfth of the flat fee with respect to any given Portfolio will be waived with respect to each calendar month during which no Portfolio assets were allocated to the Liquidity Strategy in that Portfolio.

“Combined Liquidity Assets” shall mean the sum of: the net assets of that portion of each Portfolio managed by Parametric for investment in its Liquidity Strategy.

(g)

With respect to its Targeted Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the rate of 0.05%. Parametric is also entitled to receive a flat fee of $5,000 per year for each Portfolio, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy in that Portfolio.

Parametric’s Targeted Strategy had no assets allocated in the Value Portfolio, Growth Portfolio, International Portfolio, Institutional International Portfolio and Emerging Markets Portfolio as of June 30, 2021.

(h)

With respect to its Tax-Managed Custom Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Strategy Assets (as defined below); 0.09% of the next $250 million of the Combined Tax-Managed Custom Strategy Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Strategy Assets; and 0.07% of the Combined Tax-Managed Custom Strategy Assets over $1 billion.

“Combined Tax-Managed Custom Strategy Assets” shall mean the sum of: the net assets of that portion of each of the other Portfolios of the Trust allocated to Parametric from time to time for investment in their Tax-Management Custom Core Strategy.

(i)

With respect to its Options Overlay Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears, of $5,500 per calendar month for each Portfolio, provided that such fee will be waived with respect to each calendar month during which no Portfolio assets were allocated to the Options Overlay Strategy in that Portfolio.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

(j)

Jennison Associates LLC (“Jennison”) is entitled to receive an annual fee of no more than 0.30% of average daily net assets of that portion of the Growth Portfolio and Institutional U.S. Portfolio allocated to Jennison (the “Jennison Accounts”). While the rate at which Jennison’s fee for managing the Portfolios will not exceed 0.30%, the fee may decrease based on the aggregate market value of the Jennison Accounts and certain other assets managed by Jennison (which may pay fees exceeding 0.30%) for the benefit of certain investors who are clients of the Trust’s primary adviser at the following annual rates:

— 0.75% on the first $10 million;

— 0.50% on the next $30 million;

— 0.35% on the next $25 million;

— 0.25% on the next $335 million;

— 0.22% on the next $600 million;

— 0.20% on the next $4 billion; and

— 0.25% on the balance

(k)

For its services with respect to the RAFITM U.S. Multi-Factor Strategy, Pacific Investment Management Company, LLC (“PIMCO”) received an annual fee from each Portfolio at the annual rate of 0.175% of the first $600 million of the Combined RAFITM U.S. Multi-Factor Strategy Assets (as defined below); 0.15% on the next $700 million of Combined RAFITM U.S. Multi-Factor Strategy Assets; and 0.125% on Combined RAFITM U.S. Multi-Factor Strategy Assets over $1.3 billion. Should these assets not reach or fall below $600 million, PIMCO’s fee will be calculated at an annual rate of 0.20%.

PIMCO utilized the services of Parametric as an account sub-advisor to assist with the implementation of the Account’s investment strategy. Parametric received a fee for these services paid by PIMCO.

PIMCO’s Portfolio Management Agreement in the Institutional U.S. Portfolio with respect to the RAFITM U.S. Multi-Factor Strategy had no assets allocated as of November 18, 2020 and was terminated on January 20, 2021.

PIMCO’s Enhanced Index Strategy had no assets allocated in the Institutional U.S. Portfolio as of June 30, 2021.

(l)

Wellington Management Company, LLP (“Wellington”) receives a fee, which shall be payable monthly in arrears of 0.75% of the average daily net assets of the first $50 million of the Combined Assets (as defined below). On Combined Assets over $50 million, the fee shall be at the annual rate of 0.65% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets of the Institutional U.S. Portfolio and assets in the same investment strategy as the Portfolio that are managed by Wellington for certain other clients of the Trust’s primary adviser.

(m)

RBC Global Asset Management (U.K.) Limited (“RBC”) receives a fee based on the average daily net assets, payable monthly, of that portion of assets managed by RBC, at the annual rate of 0.55% of the first $50 million; 0.50% of the next $50 million; and 0.45% exceeding $100 million.

(n)

City of London Investment Management Company, Limited (“CLIM”) receives a fee, which shall be calculated daily and payable monthly in arrears at the annual rate of 0.80% of the first $50 million of the Combined Assets (as defined below) and 0.40% of the Combined assets exceeding $50 million.

“Combined Assets” shall mean the sum of: the average daily net assets managed by CLIM in the International Portfolio and the Institutional International Portfolio; and the net assets invested in the same strategy as the Portfolios that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(o)

For its services to the International Portfolio and the Institutional International Portfolio, Mellon receives differing fees from each Portfolio with respect to each of Mellon’s Developed Index Strategy, Developed Factor Strategy, and Emerging Markets Strategy calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it.

For assets allocated to a Developed Index Strategy (the “Index Account”), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.05% of the average daily net assets of the Index Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Index Account at an annual rate of 0.06%.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

For assets allocated to a Developed Factor Strategy (the “Factor Account”), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.075% of the average daily net assets of the Factor Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemptions reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at an annual rate of 0.085%.

For assets allocated to an Emerging Markets Strategy (the “EM Account”), for so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Advisor and certain of its affiliates besides the Trust) exceed $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of the EM Account. Should these aggregate assets fall below $2 billion; the fee will be calculated at an annual rate of 0.15% for those assets allocated to emerging markets strategies.

The term “Combined Assets” means the sum of: (i) the net assets of the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid- Cap Portfolio, International Portfolio, Institutional International Portfolio and the Emerging Markets Portfolio of the Trust (“collectively the “Trust Portfolios”) managed by the Mellon; and (ii) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in Trust Portfolios.

(p)

WCM Investment Management, LLC (“WCM”) receives a fee, which shall be calculated daily and payable monthly in arrears at the annual rate of 0.85% of the first $100 million of the Combined Assets (as defined below) and 0.75% of Combined Assets exceeding $100 million.

“Combined Assets” shall mean the sum of: the net assets of that portion managed by WCM in the International Portfolio and the Institutional International Portfolio.

(q)

PIMCO receives a fee, which shall be payable monthly in arrears, at an annual rate of 0.39% on the month-end net assets subject to proration of contributions or withdrawals on daily net flows in excess of 1% of the month-end net assets. Prior to December 15, 2020, PIMCO received a fee at an annual rate of 0.45% on the first $150 million and 0.40% thereafter on the month-end net assets subject to proration of contributions or withdrawals on daily net flows in excess of 1% of the month-end net assets.

(r)

With respect to the emerging markets portion of the Portfolio managed by Cadence, Cadence received a fee, which was calculated daily and payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.15% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio and Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

Cadence’s Portfolio Management Agreement was terminated on August 3, 2020.

(s)

CLIM receives a fee, which shall be calculated daily and payable quarterly in arrears at the annual rate of 1.00% of the first $100 million of the Combined Assets (as defined below); 0.80% of the next $100 million of Combined Assets; and 0.50% of Combined Assets exceeding $200 million.

“Combined Assets” shall mean the sum of: the average daily net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(t)

RBC receives a fee, which shall be payable quarterly in arrears at the annual rate of 0.80% of the first $100 million of the Combined Assets (as defined below); 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million.

“Combined Assets” shall mean the sum of: (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which Hirtle Callaghan & Co. serves as investment adviser and for which Portfolio Manager provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account.

(u)

XY Investments (HK) Limited receives a fee, which shall be payable monthly in arrears at the annual rate of 1.00% of the average daily net assets of the Account. The annual rate shall be reduced to 0.90% once the assets under management with respect to the Portfolio Manager’s and its affiliates Offshore Strategy (as defined below) exceeds $2 billion.

“Offshore Strategy” shall mean any vehicle, fund, account or other product utilizing a quantitative enhanced index investment strategy of investing in a China A-share market, but excluding any vehicle, fund, account or product dedicated solely to the Portfolio Manager’s Shanghai business.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

(v)

PIMCO receives a fee, which shall be payable monthly in arrears, at an annual rate of 0.25% on the month-end net assets subject to proration for contributions and withdrawals on daily net flows in excess of 1% of the month-end net assets. Prior to December 15, 2020, PIMCO received a fee, which was payable monthly in arrears at an annual rate of 0.50% on the first $25 million, 0.375% on the next $25 million and 0.25% thereafter on the month-end net assets subject to proration for contributions or withdrawals on daily net flows in excess of 1% of the month-end net assets.

(w)

With respect to its Options Overlay Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears, of $4,500 per calendar month for each Portfolio, provided that such fee will be waived with respect to the calendar month during which no Portfolio assets were allocated to the Options Overlay Strategy in that Portfolio,

(x)

Fort Washington Investment Advisors, Inc. (“Fort Washington”) receives a fee, which shall be payable quarterly in arrears. For so long as the Combined Assets (as defined below) are greater than $200 million, the fee shall be at the annual rate of 0.20% of the Combined Assets. If the Combined Assets are reduced to $200 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date of such withdrawals or redemptions, the fee shall be based on 0.40% of the first $25 million of the Combined Assets, 0.375% of the next $25 million of the Combined Assets, 0.3375% of the next $50 million of the Combined Assets, 0.25% of the next $100 million of the Combined Assets, and 0.20% exceeding $200 million.

“Combined Assets” shall mean the sum of: the net assets managed by Fort Washington in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Fort Washington for the benefit of certain investors who are clients of the Trust’s primary adviser.

(y)

PIMCO receives a fee, which shall be payable monthly in arrears, at an annual rate of 0.45% on the month-end net assets subject to proration for contributions or withdrawals on daily net flows in excess of 1% of the month-end net assets. Prior to December 15, 2020, PIMCO received a fee, which was payable monthly in arrears, at an annual rate of 0.50% on the first $100 million; 0.45% on the next $100 million; and 0.40% thereafter on the month- end net assets subject to proration for contributions or withdrawals on daily net flows in excess of 1% on the month-end net assets.

(z)

Mellon receives a fee, which shall be payable monthly in arrears, at the annual rate of 0.04% of the average daily net assets invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets invested according to an emerging-markets inflation-protected securities strategy.

(aa)

PIMCO receives a fee, which shall be payable monthly in arrears, at an annual rate of 0.60% on the month-end net assets subject to proration for contributions or withdrawals on daily net flows in excess of 1% of the month-end nets assets.

(bb)

Mellon receives a fee, which shall be calculated daily and payable quarterly, at an annual rate of 0.25% for the first $100 million of the Combined Assets (as defined below); and 0.15% of the Combined Assets exceeding $100 million. Mellon is entitled to receive a fee at an annual rate not to exceed 0.20% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Mellon for the benefit of certain investors who are clients of the Trust’s primary adviser.

Pursuant to discretionary investment advisory agreements between the Trust and the Adviser, the Adviser is paid a fee which is accrued daily and paid monthly at an annual rate of 0.05% of average daily net assets per Portfolio. The fees that the Adviser receives are listed as “Management fees” on the Statements of Operations. The Adviser continuously monitors the performance of various investment management organizations, including the Specialist Managers retained by the Trust, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. The Adviser is also authorized to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Board. In addition, the Adviser makes its officers available to serve as officers and/or Trustees of the Trust, and maintains office space sufficient for the Trust’s principal office. The Securities and Exchange Commission has issued an order that permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio under certain circumstances.

Citi Fund Services Ohio, Inc. (“Citi”) provides the Portfolios with administrative and fund accounting services. The fees for these services are disclosed as “Administrative service fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0506% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0276% of average daily net assets in excess of $12 billion. Citi receives additional fees paid by the Trust for compliance services, regulatory reporting services and reimbursement of certain expenses.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

FIS Investor Services LLC, a wholly-owned subsidiary of Fidelity National Information Services, provides dividend and capital gains disbursing agent and transfer agency services. The fees for these services are disclosed as “Transfer agency fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0034% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0019% of average daily net assets in excess of $12 billion.

The Trust has adopted a Distribution Plan for the HC Advisors Shares under which the Adviser may receive compensation for distribution services. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Adviser is entitled to receive a fee of up to 0.25% annually of the average daily net assets attributable to the HC Advisors Shares. The Adviser has voluntarily waived all fees associated with the Distribution Plan through June 30, 2021 and there is no current intention to collect such a fee in the future.

Ultimus Fund Distributors, LLC (“Ultimus”) provides certain distribution services to the Trust. Ultimus receives an annual fee of $50,000 for performing the services listed under its agreement with the Trust. None of Ultimus’ duties under its agreement are primarily intended to result in the sale of Trust shares.

Alaric Compliance Services, LLC (“Alaric”) provides an employee to serve as the Trust’s Chief Compliance Officer. Through June 30, 2021Alaric received an annual fee of $164,000 for performing services listed under its agreement with the Trust.

4.    PURCHASE AND SALE TRANSACTIONS. The aggregate cost of purchases and proceeds from sales of investment securities, other than long-term U.S. government securities, TBA securities and short-term securities, for the year ended June 30, 2021 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Value Portfolio	$34,378	$59,848
Growth Portfolio	126,005	178,958
Institutional U.S Portfolio	693,354	2,022,183
Small Cap-Mid Cap Portfolio	27,397	24,264
ESG Growth Portfolio	12,014	15,567
Catholic SRI Growth Portfolio	21,822	63,497
International Portfolio	143,948	160,303
Institutional International Portfolio	75,807	61,950
Emerging Markets Portfolio	61,167	325,465
Core Fixed Income Portfolio	12,612	10,877
Corporate Opportunities Portfolio	28,319	13,308
U.S. Corporate Fixed Income Portfolio	130,789	187,296
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1,948	3,997
Short-Term Municipal Portfolio	61,567	25,022
Intermediate Municipal Portfolio	75,873	65,665
Intermediate Municipal II Portfolio	34,237	27,238

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended June 30, 2021 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$13,079	$12,207
U.S. Government Fixed Income Portfolio	182,988	211,321
Inflation Protected Portfolio	44,814	411,100
U.S. Mortgage/Asset Backed Fixed Income Portfolio	81,434	86,503
Intermediate Municipal II Portfolio	1,929	1,925

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

5.    FEDERAL INCOME TAXES. It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it (but not the shareholders) from all, or substantially all, federal income taxes. The Portfolios may, under certain circumstances, utilize equalization accounting for tax purposes by designating earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether it is more likely than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a tax authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally the last three tax year ends 2018 to 2020, and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements. Furthermore, management of the Portfolios is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

A.     As of June 30, 2021, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows (amounts in thousands):

Portfolio	Tax Cost of Investments	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation/ (Depreciation)
Value Portfolio	$315,992	$378,658	$(1,068)	$377,590
Growth Portfolio	301,242	627,002	(2,406)	624,596
Institutional U.S. Portfolio	1,409,981	934,302	(25,947)	908,355
Small Cap Mid-Cap Portfolio	53,982	45,666	(1,626)	44,040
ESG Growth Portfolio	118,732	54,047	(3,736)	50,311
Catholic SRI Growth Portfolio	18,799	10,615	(506)	10,109
International Portfolio	456,464	263,322	(11,263)	252,059
Institutional International Portfolio	1,015,692	277,340	(83,938)	193,402
Emerging Markets Portfolio	622,008	295,922	(38,800)	257,122
Core Fixed Income Portfolio	65,009	3,247	(394)	2,853
Corporate Opportunities Portfolio	301,602	—	(61)	(61)
U.S. Government Fixed Income Portfolio	244,433	12,915	(1,997)	10,918
Inflation Protected Portfolio	27,065	—	—	—
U.S. Corporate Fixed Income Portfolio	253,324	16,174	(1,090)	15,084
U.S. Mortgage/Asset Backed Fixed Income Portfolio	241,829	4,485	(611)	3,874
Short-Term Municipal Portfolio	152,175	1,916	(87)	1,829
Intermediate Municipal Portfolio	371,314	14,449	(751)	13,698
Intermediate Municipal II Portfolio	85,698	3,956	(1)	3,955

The tax cost of investments includes the cost of securities, proceeds received from TBA sales commitments and any upfront premiums paid or received on derivatives, as applicable. The tax unrealized appreciation/depreciation includes securities, TBA sales commitments and derivatives that are not considered realized for tax purposes, as applicable.

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, the difference between book and tax accretion methods for market discount, derivatives, and in-kind purchases by investors that, for tax purposes, created a controlling interest in a Portfolio.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

B.     Tax Characteristics of Distributions Paid

The tax characteristics of distributions paid during the fiscal years ended June 30, 2021 and June 30, 2020, respectively, were as follows (amounts in thousands):

	Distributions Paid From:
Year Ended June 30, 2021	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$7,690	$—	$7,690	$—	$7,690
Growth Portfolio	7,897	42,952	50,849	—	50,849
Institutional U.S. Portfolio	68,946	93,578	162,524	—	162,524
Small Cap-Mid Cap Portfolio	216	82	298	—	298
ESG Growth Portfolio	2,021	1,665	3,686	—	3,686
Catholic SRI Growth Portfolio	786	—	786	—	786
International Portfolio	16,434	—	16,434	—	16,434
Institutional International Portfolio	24,462	—	24,462	—	24,462
Emerging Markets Portfolio	10,399	—	10,399	—	10,399
Core Fixed Income Portfolio	1,365	792	2,157	—	2,157
Corporate Opportunities Portfolio	394	—	394	—	394
U.S. Government Fixed Income Portfolio	7,087	7,412	14,499	—	14,499
Inflation Protected Portfolio	4,848	879	5,727	—	5,727
U.S. Corporate Fixed Income Portfolio	9,924	7,963	17,887	—	17,887
U.S. Mortgage/Asset Backed Fixed Income Portfolio	4,715	—	4,715	—	4,715
Short-Term Municipal Portfolio	—	11	11	1,334	1,345
Intermediate Municipal Portfolio	1	289	290	6,522	6,812
Intermediate Municipal II Portfolio	2	114	116	1,521	1,637

	Distributions Paid From:
Year Ended June 30, 2020	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$9,320	$250	$9,570	$—	$9,570
Growth Portfolio	9,836	31,611	41,447	—	41,447
Institutional U.S. Portfolio	32,988	244,335	277,323	—	277,323
Small Cap-Mid Cap Portfolio	563	3,927	4,490	—	4,490
ESG Growth Portfolio	2,639	6,978	9,617	—	9,617
Catholic SRI Growth Portfolio	888	1,547	2,435	—	2,435
International Portfolio	14,463	—	14,463	—	14,463
Institutional International Portfolio	33,253	147	33,400	—	33,400
Emerging Markets Portfolio	43,230	—	43,230	—	43,230
Core Fixed Income Portfolio	1,684	—	1,684	—	1,684
Corporate Opportunities Portfolio	17,477	—	17,477	—	17,477
U.S. Government Fixed Income Portfolio	6,361	—	6,361	—	6,361
Inflation Protected Portfolio	5,857	—	5,857	—	5,857
U.S. Corporate Fixed Income Portfolio	9,931	2,007	11,938	—	11,938
U.S. Mortgage/Asset Backed Fixed Income Portfolio	5,909	—	5,909	—	5,909
Short-Term Municipal Portfolio	64	—	64	1,543	1,607
Intermediate Municipal Portfolio	68	693	761	7,347	8,108
Intermediate Municipal II Portfolio	45	99	144	1,486	1,630

Amounts designated as “—” are $0 or have been rounded to $0.

*	Total distributions paid may differ from what appears in the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

C.    Components of Accumulated Earnings

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses		Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)*
Value Portfolio	$—	$—	$—	$—	$(10,465	)(a)	$377,590	$367,125
Growth Portfolio	8,131	53,298	61,429	—	(10,105	)(a)	624,596	675,920
Institutional U.S. Portfolio	214,586	256,653	471,239	—	(35,841	)(a)	908,359	1,343,757
Small Cap-Mid Cap Portfolio	—	4,750	4,750	—	—		44,040	48,790
ESG Growth Portfolio	1,602	3,196	4,798	—	—		50,319	55,117
Catholic SRI Growth Portfolio	67	10,033	10,100	—	—		10,110	20,210
International Portfolio	3,361	—	3,361	—	(80,774	)(a)	252,143	174,730
Institutional International Portfolio	42,111	40,270	82,381	—	—		193,581	275,962
Emerging Markets Portfolio	3,802	—	3,802	—	(68,292)		253,907	189,417
Core Fixed Income Portfolio	—	442	442	(1)	—		2,853	3,294
Corporate Opportunities Portfolio	18,091	5,471	23,562	—	—		(61)	23,501
U.S. Government Fixed Income Portfolio	—	1,227	1,227	(104)	—		10,918	12,041
Inflation Protected Portfolio	67	7,986	8,053	—	—		—	8,053
U.S. Corporate Fixed Income Portfolio	1,165	8,613	9,778	(180)	—		15,084	24,682
U.S. Mortgage/Asset Backed Fixed Income Portfolio	193	—	193	(111)	(12,352)		3,874	(8,396)
Short-Term Municipal Portfolio	50	21	71	(7)	—		1,829	1,893
Intermediate Municipal Portfolio	77	—	77	(31)	—		13,698	13,744
Intermediate Municipal II Portfolio	170	730	900	(9)	—		3,955	4,846

Amounts designated as “—” are $0 or have been rounded to $0.

*

Total accumulated earnings/ (deficit) may differ from the total distributable earnings amounts reported in the Statements of Assets and Liabilities due to certain temporary differences between book-basis and tax-basis.

(a)

Includes $5,502, $10,105, $20,946 and $144 of straddles losses which were deferred for the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio and International Portfolio, respectively (amounts in thousands).

D.    Capital Loss Carryforwards

As of their tax year ended June 30, 2021, the following Portfolios had capital loss carryforwards which do not expire, as summarized below (amounts in thousands):

Portfolio	Short-Term Amount	Long-Term Amount	Total
Value Portfolio	$4,963	$—	$4,963
Institutional U.S. Portfolio	4,627	10,268	14,895	(a)
International Portfolio	80,629	—	80,629
Emerging Markets Portfolio	28,635	39,657	68,292
U.S. Mortgage/Asset Backed Fixed Income Portfolio	2,993	9,359	12,352

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	All or a portion are limited as a result of changes in ownership in connection with merger reorganizations. Unused limitations during a year accumulated for future use in offsetting net capital gains.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

E.    Book-To-Tax Differences

Distributions are based on amounts calculated in accordance with applicable federal tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature (e.g., net operating losses, reclassification of bond discount and premium, equalization accounting, treatment of gains and losses relating to foreign currency transactions, distribution re-characterization, in-kind redemptions and differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

6.    RISK CONSIDERATIONS.

Market Risk — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural environmental, or man-made disasters; financial, political, or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions, and the market in general, in ways that cannot necessarily be foreseen. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Credit Risk — Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region.

Foreign Investment Risk — Investments in securities issued by non-U.S. companies and non-U.S. governments and their agencies may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. In addition, risks associated with foreign investments may be intensified in the case of investments in emerging-market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

Options Risk — Purchasing and writing put and call options are highly specialized activities and entail greater-than- ordinary investments risks. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option’s exercise price. If this occurs, the option could be exercised and the portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When a Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

Options Writing Strategy Risk — If the Index appreciates or depreciates sufficiently over the period to offset the new premium from the written option on that index, a net loss will result. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options.

Floating Rate Investments Risk — Coupon rates on these investments are most often floating, not fixed, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate or “LIBOR”. The risks associated with floating rate loans are similar to the risks of below investment grade securities. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. The sale and purchase of a bank loan are subject to the requirements of the underlying credit agreement governing such bank loan. These requirements may limit the eligible pool of potential bank loan holders by placing conditions or restrictions on sales and purchases of bank loans. Further, bank loans are not traded on an exchange and purchasers and sellers of bank loans rely on market makers, usually the administrative agent for a particular bank loan, to trade bank loans. These factors, in addition to overall market volatility, may negatively impact the liquidity of loans. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2021

may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Portfolio or the financial instruments in which the Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loan Participation Risk — Loan participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. A Portfolio may have difficultly disposing of loan participations as the market for such instruments is not highly liquid.

7.     BUSINESS COMBINATIONS.

In December 2019, the Board approved the Adviser’s proposal to merge Institutional Value Equity Portfolio, Institutional Small Capitalization-Mid Capitalization Equity Portfolio and Real Estate Securities Portfolio (the “Target Portfolios”) into Institutional U.S. Portfolio (the “Acquiring Portfolio”). The Plan of Reorganization (the “Plan”) was approved by the Board on December 10, 2019 and by a joint special meeting of the shareholders of the Target Portfolios on April 16, 2020. The purpose of the transaction was to reduce the overall costs paid by shareholders, enhanced flexibility to improve investment results, improved efficiency and allow for clearer and easier to understand communication with shareholders under a consolidated Acquiring Portfolio. The transaction was effective after the close of business on May 1, 2020. The Acquiring Portfolio acquired all the assets and assumed all the liabilities of the Target Portfolios as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Plan, shareholders of the Target Portfolios received a number of shares of the corresponding class in the Acquiring Portfolio, with a value equal to their holdings in the Target Portfolios as of the close of business on May 1, 2020. The investment portfolios of the Target Portfolios, with a fair value of approximately $1,214,528,362 and identified cost of approximately $1,213,378,901 as of the date of the reorganization, were the principal assets acquired by the Acquiring Portfolio.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization:

Target Portfolios (Strategic Shares)	Shares Outstanding	Net Assets (000)	Net Asset Value Per Share	Net Unrealized Appreciation / (Depreciation) (000)
Institutional Value Equity Portfolio.	98,983	$1,106,107	$11.17	$(2,090)
Institutional Small Capitalization-Mid Capitalization Equity Portfolio	8,496	83,473	9.83	(5,448)
Real Estate Securities Portfolio	23,607	51,911	2.20	8,688
Acquiring Portfolio (Strategic Shares)
Institutional U.S. Portfolio	85,070	1,309,210	15.39	246,539
Post Reorganization (Strategic Shares)
Institutional U.S. Portfolio	165,739	2,550,701	15.39	246,689

HC CAPITAL TRUST

Notes to Financial Statements (concluded) — June 30, 2021

8.     SIGNIFICANT SHAREHOLDERS.

Shareholders, including other funds, individuals, accounts, as well as the Portfolio’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following list includes the Portfolios which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities.

Portfolio	Number of shareholders with ownership of voting securities of the Portfolio greater than 10% and less than 25% of the total Portfolio’s outstanding voting securities	Number of shareholders with ownership of voting securities of the Portfolio greater than 25% of the total Portfolio’s outstanding voting securities
Institutional U.S. Portfolio	1	—
Small Cap-Mid Cap Portfolio	1	1
ESG Growth Portfolio	—	1
Catholic SRI Growth Portfolio	1	1
Institutional International Portfolio	1	—
Emerging Markets Portfolio	1	—
U.S. Government Fixed Income Portfolio	1	—
Inflation Protected Portfolio	2	—
U.S. Corporate Fixed Income Portfolio	1	—
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1	—

9.    CONCENTRATION OF INVESTMENTS.

As of June 30, 2021, the Corporate Opportunities Portfolio’s and the Inflation Protected Portfolio’s investment in the State Street Institutional Treasury Plus Money Market Fund represented greater than 25% of each Portfolio’s net assets. The financial statements of the State Street Institutional Treasury Plus Money Market Fund can be found by accessing the fund’s website at http://www.ssga.com.

10.    SUBSEQUENT EVENTS.

Management has evaluated subsequent events through the date these financial statements were issued.

Effective August 19, 2021, the Board terminated the Portfolio Management Agreement between the Trust and WCM Investment Management, LLC for the International Portfolio and the Institutional International Portfolio.

Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2021.

D +1 215 561 4200
F +1 215 561 1066

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Opinions on the financial statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond II Portfolio (hereafter collectively referred to as the "Funds") as of June 30, 2021, the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The accompanying statements of changes in net assets for the year ended June 30, 2020 and financial highlights for each of the four years in the year ended June 30, 2020 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated August 25, 2020.

GT.COM

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Grant Thornton

Basis for opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Grant Thornton LLP

We have served as the auditor of one or more investment companies in the HC Capital Trust since 2021.

Philadelphia, Pennsylvania
August 24, 2021

HC CAPITAL TRUST

Additional Information — June 30, 2021 (Unaudited)

1.    SECURITY PROXY VOTING. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is contained in the Statement of Additional Information. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2.    SHAREHOLDER VOTES.

A special meeting of shareholders of fourteen Portfolios was held on February 5, 2021. At the February 5, 2021 meeting, shareholders of the following Portfolios approved:

1.    Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Parametric Portfolio Associates, LLC (“Parametric”):

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Value Equity Portfolio	24,248,386.697	23,510,976.396	96.958%	21,897,514.396	93.138%

2.    Approval of a portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Growth Equity Portfolio	28,402,935.233	27,310,929.240	96.155%	24,747,902.240	90.616%

3.    Approval of a portfolio management agreement between the Trust, on behalf of The Institutional U.S. Equity Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Institutional U.S. Equity Portfolio	140,224,166.270	115,049,883.350	82.047%	115,043,298.350	99.995%

4.    Approval of a portfolio management agreement between the Trust, on behalf of The International Equity Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The International Equity Portfolio	57,970,285.898	55,233,047.233	95.278%	53,959,604.233	97.695%

5.    Approval of a portfolio management agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Institutional International Equity Portfolio	135,183,011.038	111,387,962.954	82.397%	111,387,962.954	100.000%

6.    Approval of a portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Emerging Markets Portfolio	47,375,393.568	41,182,559.110	86.928%	41,078,852.110	99.749%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

7.    Approval of a portfolio management agreement between the Trust, on behalf of The Core Fixed Income Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Core Fixed Income Portfolio	6,556,958.896	5,641,028.410	86.031%	5,641,028.410	100.000%

8.    Approval of a portfolio management agreement between the Trust, on behalf of The Corporate Opportunities Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Corporate Opportunities Portfolio	48,949,025.728	43,002,384.420	87.851%	43,002,384.420	100.000%

9.    Approval of a portfolio management agreement between the Trust, on behalf of The U.S. Government Fixed Income Securities Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The U.S. Government Fixed Income Securities Portfolio	30,730,347.841	23,319,035.119	75.882%	23,319,035.119	100.000%

10.    Approval of a portfolio management agreement between the Trust, on behalf of The Inflation Protected Securities Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Inflation Protected Securities Portfolio	35,498,512.492	30,987,261.478	87.291%	30,987,261.478	100.000%

11.    Approval of a portfolio management agreement between the Trust, on behalf of The U.S. Corporate Fixed Income Securities Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The U.S. Corporate Fixed Income Securities Portfolio	31,026,272.857	23,089,914.603	74.420%	23,089,914.603	100.000%

12.    Approval of a portfolio management agreement between the Trust, on behalf of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	25,387,949.013	19,492,985.981	76.780%	19,492,985.981	100.000%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

13.    Approval of a portfolio management agreement between the Trust, on behalf of The Intermediate Term Municipal Bond Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Intermediate Term Municipal Bond Portfolio	38,623,476.220	38,360,986.445	99.320%	38,102,330.445	99.326%

14.    Approval of a portfolio management agreement between the Trust, on behalf of The Intermediate Term Municipal Bond II Portfolio, and Parametric:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Intermediate Term Municipal Bond II Portfolio	7,902,180.612	7,307,226.660	92.471%	7,240,634.660	99.089%

15.    Approval of a portfolio management agreement between the Trust, on behalf of The International Equity Portfolio, and WCM Investment Management, LLC (“WCM”):

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The International Equity Portfolio	57,970,285.898	55,233,047.233	95.278%	53,959,604.233	97.695%

16.    Approval of a portfolio management agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and WCM:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Institutional International Equity Portfolio	135,183,011.038	111,387,962.954	82.397%	111,387,962.954	100.000%

A special meeting of shareholders of three Portfolios was held on March 12, 2021. At the March 12, 2021 meeting, shareholders of the following Portfolios approved:

1.    Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Echo Street Capital Management LLC (“Echo Street”):

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Value Equity Portfolio	24,018,361.702	22,733,002.285	94.648%	21,119,540.285	92.903%

2.    Approval of a portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Echo Street:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Growth Equity Portfolio	28,241,859.869	24,940,125.586	88.309%	22,377,098.586	89.724%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

3.    Approval of a portfolio management agreement between the Trust, on behalf of The Institutional U.S. Equity Portfolio, and Echo Street:

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Institutional U.S. Equity Portfolio	125,469,867.136	99,900,252.129	79.620%	99,893,667.129	99.994%

3.    EXPENSE EXAMPLE. As a shareholder of the Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses: The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The table below provides information about hypothetical account values and hypothetical expenses based on each of the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio			Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period[1]	Annualized Expense Ratio
Value Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,154.40	$1.23	0.23%
		Hypothetical[2]	$1,000.00	$ 1,023.65	$1.15	0.23%

Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,134.20	$1.43	0.27%
		Hypothetical[2]	$1,000.00	$ 1,023.46	$1.35	0.27%

Institutional U.S. Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,139.30	$1.54	0.29%
		Hypothetical[2]	$1,000.00	$ 1,023.36	$1.45	0.29%

Small Cap-Mid Cap Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,152.40	$2.67	0.50%
		Hypothetical[2]	$1,000.00	$ 1,022.32	$2.51	0.50%

ESG Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,123.00	$2.00	0.38%
		Hypothetical[2]	$1,000.00	$ 1,022.91	$1.91	0.38%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

Portfolio			Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period[1]	Annualized Expense Ratio
Catholic SRI Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,134.00	$1.64	0.31%
		Hypothetical[2]	$1,000.00	$ 1,023.26	$1.56	0.31%

International Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,105.60	$1.25	0.24%
		Hypothetical[2]	$1,000.00	$ 1,023.60	$1.20	0.24%

Institutional International Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,093.80	$1.30	0.25%
		Hypothetical[2]	$1,000.00	$ 1,023.55	$1.25	0.25%

Emerging Markets Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,071.40	$2.57	0.50%
		Hypothetical[2]	$1,000.00	$ 1,022.32	$2.51	0.50%

Core Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 985.40	$1.67	0.34%
		Hypothetical[2]	$1,000.00	$ 1,023.11	$1.71	0.34%

Corporate Opportunities Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,046.70	$1.12	0.22%
		Hypothetical[2]	$1,000.00	$ 1,023.70	$1.10	0.22%

U.S. Government Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 974.10	$0.93	0.19%
		Hypothetical[2]	$1,000.00	$ 1,023.85	$0.95	0.19%

Inflation Protected Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 987.40	$0.79	0.16%
		Hypothetical[2]	$1,000.00	$ 1,024.00	$0.80	0.16%

U.S. Corporate Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 990.90	$1.18	0.24%
		Hypothetical[2]	$1,000.00	$ 1,023.60	$1.20	0.24%

U.S. Mortgage/Asset Backed Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 991.30	$1.14	0.23%
		Hypothetical[2]	$1,000.00	$ 1,023.65	$1.15	0.23%

Short-Term Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,000.00	$1.39	0.28%
		Hypothetical[2]	$1,000.00	$ 1,023.41	$1.40	0.28%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

Portfolio			Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period[1]	Annualized Expense Ratio
Intermediate Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,005.40	$1.49	0.30%
		Hypothetical[2]	$1,000.00	$ 1,023.31	$1.51	0.30%

Intermediate Municipal II Portfolio	HC Strategic Shares	Actual	$1,000.00	$ 1,016.40	$1.75	0.35%
		Hypothetical[2]	$1,000.00	$ 1,023.06	$1.76	0.35%

[1]	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).
[2]	Represents the hypothetical 5% annual return before expenses.

4.     ADDITIONAL FEDERAL INCOME TAX INFORMATION

A. Dividends Received Deduction. For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ending June 30, 2021, qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio	Dividends Received Deduction
Value Portfolio	99.95%
Growth Portfolio	51.27%
Institutional U.S. Portfolio	8.32%
Small Cap-Mid Cap Portfolio	100.00%
ESG Growth Portfolio	34.17%
Catholic SRI Growth Portfolio	56.30%
Institutional International Portfolio	0.02%
Emerging Markets Portfolio	0.09%

B. Qualified Dividends. For the fiscal year ending June 30, 2021, under current tax law, the following dividends paid may be subject to a maximum tax rate of 15%:

Portfolio	Dividends Paid
Value Portfolio	100.00%
Growth Portfolio	49.83%
Institutional U.S. Portfolio	9.99%
Small Cap-Mid Cap Portfolio	100.00%
ESG Growth Portfolio	74.57%
Catholic SRI Growth Portfolio	100.00%
International Portfolio	82.54%
Institutional International Portfolio	40.02%
Emerging Markets Portfolio	82.09%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

C.    Foreign Tax Pass through Credit. Certain HC Capital Trust Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2021. These shareholders will receive more detailed information along with their 2021 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2021, are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.36	$0.04
Institutional International Portfolio	$0.26	$0.02
Emerging Markets Portfolio	$0.45	$0.06

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2021 Form 1099-DIV.

D.    Qualified Interest Income. For the fiscal year ending June 30, 2021, the following dividends paid by the Portfolios were designated as Qualified Interest Income that may be exempt from U.S. withholding tax on accounts of foreign investors.

Portfolio	Qualified Interest Income
Institutional U.S. Portfolio	0.01%
ESG Growth Portfolio	0.01%
Institutional International Portfolio	0.03%
Emerging Markets Portfolio	0.01%
Core Fixed Income Portfolio	97.81%
Corporate Opportunities Portfolio	62.64%
U.S. Government Fixed Income Portfolio	99.92%
Inflation Protected Portfolio	100.00%
U.S. Corporate Fixed Income Portfolio	92.21%
U.S. Mortgage/Asset Backed Fixed Income Portfolio	94.61%

E.     Long Term Capital Gains. The Portfolios declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount (000)
Growth Portfolio	$44,973
Institutional U.S. Portfolio	93,578
Small Cap-Mid Cap Portfolio	82
ESG Growth Portfolio	1,665
Core Fixed Income Portfolio	792
U.S. Government Fixed Income Portfolio	7,412
Inflation Protected Portfolio	29,483
U.S. Corporate Fixed Income Portfolio	7,963
Short-Term Municipal Portfolio	11
Intermediate Municipal Portfolio	289
Intermediate Municipal II Portfolio	114

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

F.     Short Term Capital Gains. The Portfolios declared short term distributions of realized gains as follows:

Portfolio	Amount (000)
Growth Portfolio	$793
Institutional U.S. Portfolio	45,640
U.S. Government Fixed Income Portfolio	2,663
Inflation Protected Portfolio	1,089
U.S. Corporate Fixed Income Portfolio	1,310

G.     Tax Exempt Distributions. The Portfolios declared and paid tax exempt distributions for the fiscal year ending June 30, 2021, as follows:

Portfolio	Amount (000)
Short-Term Municipal Portfolio	$1,334
Intermediate Municipal Portfolio	6,522
Intermediate Municipal II Portfolio	1,521

5.    ACCESS TO QUARTERLY HOLDINGS

A complete schedule of each Portfolio’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the SEC on Form N-PORT and is available on the SEC’s website at http://www.sec.gov.

6.    ADDITIONAL PORTFOLIO HOLDINGS INFORMATION

The following tables reflect the percentage of the net assets of each Portfolio attributable to the indicated industry sector, type of investments, as appropriate for the indicated Portfolio.

Value Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	26.9%
Health Care	13.0%
Consumer Discretionary	12.3%
Financials	11.1%
Communication Services	10.6%
Industrials	9.4%
Consumer Staples	5.5%
Real Estate	2.8%
Energy	2.7%
Materials	2.6%
Utilities	2.3%
Investment Company	0.3%
Purchased Options	0.0%
Total Investment Securities	99.5%
Other Financial Instruments
Futures	0.0%
Written Options	-0.0%
Total Investments	99.5%

Growth Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	33.0%
Consumer Discretionary	15.1%
Health Care	11.0%
Communication Services	10.3%
Financials	8.8%
Industrials	7.3%
Consumer Staples	5.1%
Real Estate	2.2%
Energy	2.1%
Materials	2.0%
Utilities	1.6%
Investment Companies	0.7%
Purchased Options	0.0%
Total Investment Securities	99.2%
Other Financial Instruments
Futures	0.0%
Written Options	-0.0%
Total Investments	99.2%

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Additional Information (continued) — June 30, 2021 (Unaudited)

Institutional U.S. Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	24.8%
Health Care	11.3%
Consumer Discretionary	10.1%
Communication Services	9.2%
Investment Companies	8.2%
Financials	8.0%
Industrials	7.7%
Real Estate	5.4%
Consumer Staples	4.9%
Utilities	2.2%
Materials	2.1%
Energy	1.4%
Exchange-Traded Fund	0.1%
U.S. Treasury Obligations	0.0%
Contingent Right	0.0%
Purchased Options	0.0%
Total Investment Securities	95.4%
Other Financial Instruments
Futures	0.2%
Written Options	-0.0%
Total Investments	95.6%

Small Cap–Mid Cap Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	16.8%
Industrials	16.6%
Health Care	16.3%
Financials	13.3%
Consumer Discretionary	12.5%
Investment Companies	7.1%
Materials	5.6%
Real Estate	4.3%
Communication Services	2.3%
Energy	2.1%
Consumer Staples	2.0%
Utilities	1.1%
Contingent Rights	0.2%
Total Investment Securities	100.2%
Other Financial Instruments
Futures	-0.1%
Total Investments	100.1%

ESG Growth Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	20.9%
Financials	14.7%
Health Care	12.4%
Consumer Discretionary	11.9%
Industrials	10.6%
Communication Services	7.8%
Consumer Staples	6.6%
Materials	4.8%
Energy	3.1%
Utilities	2.7%
Real Estate	2.1%
Investment Company	1.6%
Right	0.0%
Total Investment Securities	99.2%
Other Financial Instruments
Futures	-0.0%
Total Investments	99.2%

Catholic SRI Growth Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	24.8%
Financials	15.1%
Consumer Discretionary	13.2%
Communication Services	10.0%
Industrials	9.6%
Consumer Staples	6.3%
Health Care	6.3%
Materials	4.8%
Energy	3.5%
Utilities	3.0%
Real Estate	3.0%
Investment Companies	0.4%
Right	0.0%
Total Investment Securities	100.0%
Total Investments	100.0%

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Additional Information (continued) — June 30, 2021 (Unaudited)

International Portfolio

Investment Allocation	Percentage of Net Assets
Financials	18.3%
Industrials	14.1%
Consumer Discretionary	11.2%
Health Care	11.1%
Consumer Staples	9.6%
Information Technology	9.3%
Materials	7.8%
Communication Services	4.7%
Energy	4.6%
Utilities	3.0%
Real Estate	2.8%
Investment Company	2.0%
Right	0.0%
Purchased Options	0.0%
Total Investment Securities	98.5%
Other Financial Instruments
Futures	-0.0%
Written Options	-0.0%
Total Investments	98.5%

Institutional International Portfolio

Investment Allocation	Percentage of Net Assets
Investment Companies	24.5%
Financials	12.5%
Industrials	11.1%
Health Care	9.4%
Consumer Discretionary	9.3%
Consumer Staples	8.0%
Information Technology	7.0%
Materials	5.8%
Communication Services	3.6%
Energy	2.5%
Utilities	2.5%
Real Estate	2.3%
Purchased Options	0.1%
U.S. Treasury Obligations	0.0%
Rights	0.0%
Total Investment Securities	98.6%
Other Financial Instruments
Written Options	-0.0%
Futures	-0.4%
Total Investments	98.2%

Emerging Markets Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	18.1%
Financials	16.1%
Consumer Discretionary	13.2%
Communication Services	10.2%
Investment Companies	6.8%
Materials	6.6%
Consumer Staples	5.4%
Industrials	4.5%
Health Care	4.0%
Energy	3.6%
Real Estate	1.4%
Utilities	1.4%
U.S. Treasury Obligations	0.0%
Purchased Options	0.0%
Total Investment Securities	91.3%
Other Financial Instruments
Total Return Swaps	0.1%
Futures	-0.0%
Written Options	-0.0%
Total Investments	91.4%

Core Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
U.S. Treasury Obligations	29.9%
U.S. Government Agency Mortgages	20.7%
Financials	12.0%
Investment Companies	6.7%
Communication Services	5.8%
Energy	4.7%
Industrials	4.2%
Health Care	3.4%
Utilities	3.4%
Materials	2.4%
Information Technology	2.4%
Consumer Staples	1.8%
Collateralized Mortgage Obligations	1.7%
Consumer Discretionary	1.5%
U.S. Government Agency Securities	1.2%
Real Estate	0.8%
Asset Backed Securities	0.1%
Total Investment Securities	102.7%
Other Financial Instruments
TBA Sale Commitments	-0.2%
Total Investments	102.5%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

Corporate Opportunities Portfolio

Investment Allocation	Percentage of Net Assets
Investment Companies	93.2%
Loan Participations and Assignments	4.9%
Common Stock	0.0%
Total Investment Securities	98.1%
Other Financial Instruments
Futures	0.4%
Total Investments	98.5%

U.S. Government Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
U.S. Treasury Obligations	92.6%
U.S. Government Agency Securities	3.6%
Investment Company	3.3%
Yankee Dollar	0.1%
Total Investment Securities	99.6%
Total Investments	99.6%

Inflation Protected Portfolio

Investment Allocation	Percentage of Net Assets
Investment Company	100.1%
Total Investment Securities	100.1%
Total Investments	100.1%

U.S. Corporate Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
Financials	23.5%
Communication Services	11.6%
Energy	10.8%
Industrials	8.9%
Utilities	8.1%
Health Care	6.8%
Investment Companies	6.7%
Information Technology	5.1%
Materials	4.7%
Consumer Staples	4.3%
Loan Participations and Assignments	3.7%
Consumer Discretionary	3.2%
Real Estate	1.9%
Total Investment Securities	99.3%
Total Investments	99.3%

U.S. Mortgage/Asset Backed Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
U.S. Government Agency Mortgages	87.1%
Investment Company	20.7%
Collateralized Mortgage Obligations	7.3%
Asset Backed Securities	0.6%
Total Investment Securities	115.7%
Other Financial Instruments
TBA Sale Commitments	-1.5%
Total Investments	114.2%

Short-Term Municipal Portfolio

Investment Allocation	Percentage of Net Assets
General Obligation	62.1%
Revenue Bonds	29.7%
Financials	9.4%
Investment Company	1.1%
Total Investment Securities	102.3%
Total Investments	102.3%

Intermediate Municipal Portfolio

Investment Allocation	Percentage of Net Assets
Revenue Bonds	56.0%
General Obligation	15.5%
General	6.6%
Medical	3.3%
Transportation	2.4%
Facilities	2.3%
Education	1.9%
Financials	1.8%
Water	1.7%
Student Loan	1.2%
Higher Education	1.1%
Airport	1.1%
Tobacco Settlement	1.1%
School District	0.9%
Power	0.8%
Utilities	0.7%
Nursing Homes	0.4%
Investment Company	0.4%
Total Investment Securities	99.2%
Total Investments	99.2%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

Intermediate Municipal II Portfolio

Investment Allocation	Percentage of Net Assets
Investment Companies	36.6%
General Obligation	23.1%
Revenue Bonds	20.9%
School District	4.7%
General	3.5%
Medical	3.3%
Utilities	2.5%
Water	2.0%
Transportation	1.5%
Higher Education	1.0%
Financials	0.8%
Total Investment Securities	99.9%
Total Investments	99.9%

7.	BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co. LLC (“Hirtle Callaghan”). The Adviser provides overall investment management services with respect to HC Capital Trust (the “Trust”) and each of its separate portfolios (“Portfolios”) pursuant to the terms of two separate agreements with the Trust (the “HC Contracts”). The Adviser is authorized under the HC Contracts to purchase and sell portfolio securities for the Portfolios. Day-to-day portfolio management services, however, are generally provided to the respective Portfolios by one or more investment advisory organizations (each a “Specialist Manager”) pursuant to the terms of separate investment advisory agreements (each a “Portfolio Management Agreement”). The Trust offers eighteen Portfolios, sixteen of which were managed by two or more Specialist Managers. One Portfolio, The Commodity Returns Strategy Portfolio, was liquidated during the period. Each Specialist Manager is responsible for providing day-to-day portfolio management services for that portion of a Portfolio’s assets allocated to it by, and under the supervision of, the Adviser.

During the six month period ended June 30, 2021, the Trust’s Board of Trustees (the “Board”):

●	Approved Amended and Restated HC Contracts;

●	Approved the continuation of certain Portfolio Management Agreements, as set forth below; and

●	Approved an amendment to a Portfolio Management Agreement with Mellon Investments Corporation related to one Portfolio.

In considering the information and materials described herein, the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser within the meaning of the Investment Company Act of 1940 (the “Independent Trustees”) were represented by, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. In view of the broad scope and variety of factors and information, the Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching its conclusions to approve the HC Contracts, the various Portfolio Management Agreements and the amendment. Rather, the conclusions were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Approval of the HC Contracts. The Trust’s Board approved the continuation of both of the HC Contracts in amended and restated form, with such amendments updating non-material terms. In approving the HC Contracts, the Board gave substantial weight to the fact that the Trust and the Portfolios are designed to serve as asset allocation vehicles for, and are available exclusively to, clients of Hirtle Callaghan. Other factors considered by the Board in connection with its determination to approve the HC Contracts are summarized below.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

With respect to the nature, extent and quality of the services provided by the Adviser to the Trust, the Board concluded that it was satisfied with the services. The Board determined that the Adviser’s services, including its role in the selection and oversight of the Specialist Managers, the allocation of assets among the Specialist Managers in multi-manager Portfolios, the process for identifying instances where there may be a need to add, eliminate or replace a Specialist Manager and the process with regard to the efficient and economical implementation of such changes were consistent with the expectations of the Trust’s shareholders. In reaching this determination, the Board considered the services of the Trust’s executive officers, each of whom is an employee of Hirtle Callaghan, their oversight of the activities of the Trust’s administrator and other service providers, and the oversight of the Specialist Managers provided by the Adviser. The Board also considered the Adviser’s efforts to control the costs of the Trust, including obtaining advisory fee concessions from various Specialist Managers. The Board further considered the Adviser’s response to the market volatility and uncertainty during the ongoing pandemic and the implementation of the Adviser’s business continuity plan.

With respect to the performance achieved by the Trust’s Portfolios, the Board viewed the overall performance of the respective Portfolios in the context of their use as vehicles through which the Adviser seeks to access specific asset classes on behalf of Hirtle Callaghan clients. The Board was informed with respect to publicly available information about the performance of peer funds but based its conclusions primarily on the specific facts and circumstances of the Trust. The Board concluded that the performance results achieved by each Portfolio reflect appropriate manager selection by the Adviser and that the continuation of the relationship with the Adviser and approval of the HC Contracts were in the best interests of the Trust’s shareholders and consistent with shareholder expectations.

With respect to the fees paid to the Adviser under the HC Contracts, the Board considered the fact that Hirtle Callaghan’s standard client agreement provides for a fee reduction to the extent that a client’s assets are invested in a Portfolio that is equal to the 0.05% fee payable to the Adviser by each Portfolio under the HC Contract, effectively reducing the Adviser’s income from the Trust to 0.00%. Although informed with respect to advisory fees charged by peer funds, the Board did not consider such information to be a material factor in reaching its conclusion regarding the reasonableness of the fees paid to the Adviser by the Portfolios under the HC Contracts although the Board did consider comparisons of overall expenses to those of peer funds. In light of the unique fee reduction feature embedded in Hirtle Callaghan’s standard client agreements, the Board did not consider the financial position of the Adviser or specific information with respect to the costs and expenses incurred by the Adviser in providing services to the Trust other than to confirm the Adviser’s continued financial viability. Given the structure of the Advisor’s fee schedule, the Board determined that there was no realistic opportunity for a Portfolio to achieve economies of scale with respect to the level of the Adviser’s fee. Based on the foregoing and other information relating to the structure and level of the Adviser’s fee provided to the Board, the Board concluded that the rate at which the Adviser is paid by the Trust for the services it provides to each Portfolio is reasonable.

Continuation of Certain Portfolio Management Agreements. The Portfolio Management Agreements approved for continuance during the period (collectively, the “Continuing Agreements”) are identified below, together with the Specialist Managers subject to review during the period.

Specialist Manager	Portfolios
Agincourt Capital Management, LLC (“Agincourt”)	The ESG Growth Portfolio The Catholic SRI Growth Portfolio The Core Fixed Income Portfolio The U.S. Corporate Fixed Income Securities Portfolio
Breckinridge Capital Advisors, Inc. (“Breckinridge”)	The Short-Term Municipal Bond Portfolio The Intermediate Term Municipal Bond II Portfolio

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

Specialist Manager	Portfolios
City of London Investment Management Company, Limited (“CLIM”)

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Corporate Opportunities Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

Fort Washington Investment Advisors, Inc. (“Fort Washington”)	The Corporate Opportunities Portfolio
Mellon Investments Corporation (“Mellon”)

The Value Equity Portfolio

The Growth Equity Portfolio

The Institutional U.S. Equity Portfolio

The Small Capitalization-Mid Capitalization Equity Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Core Fixed Income Portfolio

The Corporate Opportunities Portfolio

The U.S. Government Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The Intermediate Term Municipal Bond Portfolio

Western Asset Management Company (“Western Asset”)	The Corporate Opportunities Portfolio
Jennison Associates, LLC (“Jennison”)	The Growth Equity Portfolio The Institutional U.S. Equity Portfolio
Pacific Investment Management Company LLC (“PIMCO”)	The Institutional U.S. Equity Portfolio The U.S. Corporate Fixed Income Securities Portfolio The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

In its deliberations with respect to each of the Continuing Agreements, the Board recognized that, under each such agreement, a Specialist Manager is responsible only for day-to-day investment decisions with respect that portion of a Portfolio’s assets allocated to it. The Board further recognized that the Specialist Managers do not participate in the administration of any of the Portfolios or in the distribution of shares of any of the Portfolios and thus receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios for investment management services.

In approving the Continuing Agreements, the Board concluded that continuation of each of the Continuing Agreements was in the best interests of each respective Portfolio and consistent with the expectations of shareholders of the Portfolios. While the Board did not identify any particular factor as controlling, the Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of Hirtle Callaghan’s clients; and that shares of the respective Portfolios are generally available only to such clients. With respect to the

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

nature, extent and quality of the services provided by each of the Specialist Managers, the Board was informed with respect to the specific investment process employed by each of the Specialist Managers in managing the assets of the respective Portfolios allocated to them and the qualifications of each Specialist Manager’s investment management personnel. The Board was also informed with respect to each Specialist Manager’s infrastructure and whether it appears to adequately support the strategies being implemented for the various Portfolios. The Board was further informed about the impact of the ongoing pandemic on the Specialist Managers and the implementation of their business continuity plans. The Board concluded that the nature, extent and quality of the portfolio management services provided by each of the Specialist Managers were satisfactory in light of the specific strategies employed on behalf of the respective Portfolios and, thus, supported a decision to approve the continuation of each of the Continuing Agreements.

The Board also considered representations made by the Adviser that the performance achieved by the relevant Specialist Managers was consistent with the Adviser’s expectations in the context of the overall objectives, and multi-manager strategy, of each of the respective Portfolios. During the course of its deliberations, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of peer funds managed by other investment advisory organizations. The Board did not specifically rely on such information but based its conclusions on the facts and circumstances related to each Portfolio.

With respect to Agincourt, the Board was informed that Agincourt’s investment process uses a yield-driven active management approach which focuses on value, while minimizing interest rate forecasting and market timing, and which is implemented by using three specific strategies: sector management, security selection and yield curve/duration management. For the ESG Growth and Catholic SRI Growth Portfolios, additional screens would be applied before final investment decisions are made, but that at the current time, there were no assets allocated to Agincourt with respect to The ESG Growth Portfolio and The Catholic SRI Growth Portfolio. The Board was informed that Agincourt’s returns outperformed the returns of its peer group and benchmarks, during the past year and since the firm’s addition to the Portfolios, due in part to high quality, sector neutral investments, tight tracking error and effective fundamental credit research with low portfolio turnover.

With respect to Breckinridge, the Board was informed that the firm uses a flexible bottom-up approach that seeks to take advantage of opportunities created by inefficiencies in the market for municipal securities without exposure to excessive risk. The firm’s reported performance for The Short-Term Municipal Bond Portfolio showed that it underperformed its benchmark index and most of its peer funds, while for The Intermediate Term Municipal Bond II Portfolio, it also underperformed its benchmark index and showed mixed results when compared to peer funds. The Board was further informed with respect to the Adviser’s evaluation that the firm had performed well during crisis moments such as occurred in March 2020 while underperforming as the economy improved and that, overall, Breckinridge’s performance was in line with the Adviser’s expectations.

With respect to CLIM, the Board was informed that CLIM’s investment strategy involves an actively managed bottom-up selection process to identify closed-end funds that City of London believes will provide the desired asset-class exposure with a lower volatility than their peers in order to take advantage of closed-end fund discount volatility. The Board was informed that, at the time of the meeting, Trust assets were only allocated to The Institutional International Equity Portfolio and that, with respect to that Portfolio, the firm had outperformed its benchmark index and peer group over the past year, while underperforming the index and peer group for the most recent three year period. The Board was also presented with composite performance information for firm strategies that corresponded to the strategies that would be employed in the other Portfolios for which it is under contract and such information showed that, for each of these strategies, the firm had outperformed its respective benchmark indices and peer groups for the previous five year period, while showing mixed results for the one and three year periods.

With respect to Fort Washington, the Board was informed that Fort Washington’s investment strategy involves investing in relatively high quality, high yield securities by combining a top down, risk control approach with a bottom up credit analysis approach, pursuant to which it then narrows the universe to a smaller subset that it believes has the most appropriate upside-downside trade-off. The Board was informed that Fort Washington had underperformed its benchmark index over the past five years, while outperforming that index for the prior three year period. The Adviser further informed the Board that, while it had re-allocated assets away from Fort Washington in response to a sell-off in the high yield bond market, the Adviser was satisfied with the Fort Washington investment team and the firm’s performance for the period during which the firm was allocated assets.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

With respect to Mellon, the Board was informed that the firm managed assets for equity Portfolios of the Trust using several different strategies – and indexing strategy, a factor-based strategy and a U.S. multi-factor strategy, and that the Adviser allocates Portfolio assets among these strategies. With respect to fixed income Portfolios, the firm generally uses passive investment strategies intended to mirror the returns of the applicable benchmark index, however, the firm also employs an active management strategy with respect to The Intermediate Term Municipal Bond Portfolio. The Board was informed that Mellon had assets allocated to it in ten of the Portfolios for which it is under contract and that the performance of these accounts was generally within 0.10% of the applicable benchmark indices since the respective inceptions of such accounts, with the exceptions of the ESG Growth and Catholic SRI Growth Portfolios, which had each outperformed their respective indices by larger margins and the U.S. Mortgage/Asset Backed Fixed Income Securities strategy, which had underperformed its index by a larger margin. The performance of the actively managed The Intermediate Term Municipal Bond Portfolio underperformed its benchmark index and outperformed its identified peer group over the past year, while underperforming both measures for the three and five year periods.

With respect to Western Asset, the Board was informed that the firm follows a philosophy of long term fundamental value investing using multiple diversified strategies, including those involving commercial mortgage-backed securities, real estate-backed securities and structured products, while adhering to a risk control process by combining traditional analysis with proprietary technology applied to all sectors of the fixed income market. The Adviser informed the Board that Western Asset had not been allocated any Trust assets since February 2019, mostly due to Adviser’s outlook for the MBS/ABS market, but that the Adviser believed that there might be an opportunity to re-deploy the firm’s strategy in the near future. The Board was informed that during the period in which the firm had been allocated Trust assets in the past, it had outperformed both its benchmark index and its identified Lipper peer group.

With respect to Jennison, the Board was informed that Jennison’s investment process seeks to provide exposure to companies with above-average growth in units, revenues, earnings, and cash flows that will drive the value of these securities over time while seeking to capture acceleration or duration of growth that is not fully reflected in a stock’s price. The Board was informed that Jennison’s returns outperformed the returns of the peer group and benchmark for the one, three, five and ten year periods ended March 31, 2021.

With respect to PIMCO, the Board was informed that the firm employs multiple investment strategies in different Portfolios of the Trust, focusing on active management of fixed income investment portfolios which, in certain Trust Portfolios, are combined with equity market exposure. The Board noted that PIMCO also has Portfolio Management Agreements with the Trust related to three additional Portfolios that were not being reviewed at the Meeting. The Board further noted that, as of the time of the Meeting, no Trust assets were allocated to PIMCO in any Portfolios. The Board was informed with respect to firm composite performance data for the various strategies expected to be employed in the Portfolios under review and noted that such composites had outperformed the returns of appropriate peer groups and benchmarks for the three and five year periods, while two of the three strategies had also outperformed these measures for the one year period, with one reviewed strategy underperforming its peer group for that period. The Adviser noted that it anticipated allocating assets to PIMCO when it believed that market conditions warranted such allocation.

In concluding that continuation of the Continuing Agreements was appropriate, the Board did not rely upon any single factor but gave considerable weight to the Adviser’s recommendations and its assessment of each Specialist Manager’s overall compliance profile and the success and future ability of each Specialist Manager in capturing the respective Portfolios’ desired asset classes. Based on the foregoing, the Board concluded that the performance of the Specialist Managers was satisfactory, and that continuation of such contracts was in the best interest of shareholders of the respective Portfolios.

The Board also concluded that the fee rates at which each of the Specialist Managers is compensated under the Continuing Agreements is reasonable. In reaching this conclusion, the Board had before it information about the impact of break-points, financial information about the Specialist Managers relating to factors such as profitability, comparable fees charged to other institutional clients and/or to peer funds for similar services and costs incurred by the Specialist Managers in providing services to the respective Portfolios. The Board was also informed with respect to advisory fees paid by other, unaffiliated, funds with similar objectives and strategies. In considering this information, the Board gave substantial weight to information demonstrating that the rate at which these Specialist Managers are compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser, including in several cases, negotiated fee waivers/reductions and scheduled breakpoints designed to recognize economies of scale where appropriate.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

With respect to Agincourt, the Board was informed that the firm received an annual fee of 0.08% for the Core Fixed Income and U.S. Corporate Fixed Income Portfolios and 0.12% for the ESG Growth and Catholic SRI Growth Portfolios, noting that the higher fees for the ESG Growth and Catholic SRI Growth Portfolios were intended to compensate the firm for the additional work of applying the necessary ESG-related screens to the investment portfolios, and that these fees were substantially lower than the comparable industry average fees.

With respect to Breckinridge, the Board was informed that the firm received an annual fee of 0.125% for each of the Portfolios it serves, and that this fee was substantially lower than the comparable industry average fees.

With respect to CLIM, the Board was informed that the firm receives an annual fee of 0.45% for each of the Corporate Opportunities, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolio, an annual fee ranging from 0.80% to 0.40%, depending on asset levels, for each of the International Equity and Institutional International Equity Portfolios, which resulted in an effective fee of 0.56% for The Institutional International Equity Portfolio, and an annual fee ranging from 1.00% to 0.50%, depending on asset levels for The Emerging Markets Portfolio. The Board was informed that some of these fees were higher than the closest comparable industry average fees and others were lower, but that the comparative fees were not necessarily directly comparable as they did not reflect advisors managing the type of closed-end fund strategies employed by CLIM, for which no comparable fee data was available.

With respect to Fort Washington, the firm was entitled to an annual fee ranging from 0.40% to 0.25% depending on asset levels, which drops to a flat fee of 0.20% if the account has at least $200 million in assets. The Board was informed that these fee arrangements are lower than the comparable industry average fees at all levels.

With respect to Mellon, the Board was informed with respect to the fact that the firm is entitled to multiple different fee arrangements, depending on asset class, asset levels and strategy and that these fee levels range from 0.15% to 0.04% for equity Portfolios and from 0.25% to 0.04% for fixed income Portfolios. Effective fees paid during 2020 were 0.04% for The Inflation Protected Securities Portfolio, 0.045% for The Institutional International Equity Portfolio, 0.06% for the Core Fixed Income, U.S. Government Fixed Income Securities and U.S. Mortgage/Asset Backed Fixed Income Securities Portfolios, 0.10% for the ESG Growth and Catholic SRI Growth Portfolios, 0.13% for the Institutional International Equity and Emerging Markets Portfolios and 0.17% for The Intermediate Term Municipal Bond Portfolio. The Board was informed that each of these fee structures was equal to or lower than the comparable industry average fees.

With respect to Jennison, the Board was informed that the firm received an annual fee of no more than 0.30%, with breakpoint schedules tied to the total aggregate level of assets managed by Jennison for all clients of Hirtle Callaghan, including the Trust Portfolios, and that this fee schedule was substantially lower than the comparable industry average fees.

With respect to PIMCO, the Board was informed that the firm received an annual fee of 0.25% for The Institutional U.S. Equity Portfolio, which was substantially lower than the comparable industry average fees, while receiving a fee of 0.60% for each of the U.S. Corporate Fixed Income Securities and U.S. Mortgage/Asset Backed Fixed Income Securities Portfolios. It was noted that the fees for the U.S. Corporate Fixed Income Securities and U.S. Mortgage/Asset Backed Fixed Income Securities Portfolios were higher than the comparable industry average fees, but the Board was informed that the Adviser believed that these fees were justified by the level of expertise that PIMCO was able to bring to bear with respect to active fixed income strategies and that, in light of these fees, assets would only be allocated to PIMCO when the Adviser believed that market conditions would favor the application of that expertise.

Approval of an Amendment to a Portfolio Management Agreement with Mellon. During the period, the Board also approved an amendment (the “Mellon Amendment”) to an existing Portfolio Management Agreement with Mellon related to The Intermediate Term Municipal Bond Portfolio.

In approving the Mellon Amendment, the Board concluded that approval of the Mellon Amendment was in the best interests of the Portfolio and consistent with the expectations of shareholders of the Portfolio. The Board noted that the purpose of the Mellon Amendment was to change the name of the Mellon entity providing services to the Portfolio in anticipation of an internal restructuring of Mellon’s advisory entities that would not constitute a “change of control.” The Board also considered each of the factors it had considered in approving the continuation of the portfolio management agreement for the Portfolio at the Board’s March 2021 Board meeting and the conclusions the Board reached at that meeting.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

8.     OPERATION AND IMPLEMENTATION OF THE LIQUIDITY MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted a liquidity risk management program (“Program”). Liquidity risk is defined as the risk that a Portfolio could not meet redemption requests without significant dilution of remaining investors’ interests in the Portfolio.

The Program is overseen by the Trust’s Liquidity Risk Officer (the “Program Administrator”), appointed by the Trust’s Board of Trustees, and the Program’s principal objectives include assessing, managing and periodically reviewing each Portfolio’s liquidity risk, based on factors specific to the circumstances of each respective Portfolio.

In assessing and managing each Portfolio’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Portfolio during both normal and reasonably foreseeable stressed conditions; and (3) the Portfolio’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Portfolio’s portfolio holdings in one of four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Portfolio primarily holds assets that are classified as Highly Liquid, and therefore none of the Trust’s Portfolios is required to establish a Highly Liquid Investment Minimum (“HLIM”).

At a meeting of the Board of Trustees held on March 9, 2021, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the calendar year of 2020. The report concluded that the Program as adopted and implemented, operated effectively to achieve the goal of assessing and managing each Portfolio’s liquidity risk. The Report also concluded that the Program remained reasonably designed to continue to manage liquidity risk going forward. It also stated that no Portfolio was required to set a HLIM, no material changes were made to the Program during the Review Period, and each Portfolio was able to meet requests for redemption without diluting the remaining investors’ interests in the Portfolio.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

OFFICERS. The table below sets forth certain information about the Trust’s executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
Geoffrey A. Trzepacz Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1975	President	Indefinite; President since 12/11/18	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, he served as COO for the Americas for Aberdeen Asset Management.	18
Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/12	Ms. Bergman is currently a Director of the Adviser. She has been with the Adviser for more than five years.	18
Guy Talarico Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/13	Mr. Talarico is President and CEO of Alaric Compliance Services, LLC and has been since the company’s inception in 2004.	18
Umar Ehtisham Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1981	Liquidity Risk Officer	Indefinite; Since 12/01/18	Mr. Ehtisham is currently the Chief Compliance & Risk Officer (CCO) of the Adviser since May 2018. Prior to January 2018, he served as Director & CCO at Cipperman Compliance Services (09/2014 – 05/2018) and Audit Manager at E*Trade Financial (01/2013 – 09/2014).	18
Curtis Barnes Citi Fund Services 4400 Easton Commons, Suite 200 Columbus, OH 43219 Born: 1953	Secretary	Indefinite; Since 6/05/14	Mr. Barnes is a Senior Vice President and has been with Citi Fund Services Ohio, Inc. since June 1995.	18

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
John M. Dyer Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1954	Trustee	Indefinite: Since 6/18/19	Mr. Dyer is currently a Board member of Cox Enterprises, Inc. (technology, communications and automotive services) (“Cox”) since 2010 and World Wide Technology (technology services) since 2019. Formerly, President and CEO of Cox (2014-2017)	18	None
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Clarion Securities, LLC, a registered investment adviser.	18	None
R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1945	Trustee and Chairman	Indefinite; Trustee since 7/15/99; Chairman since 3/21/17	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	18	None
Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years.	18	Oncor Electric Delivery Company LLC

HC CAPITAL TRUST

Additional Information (concluded) — June 30, 2021 (Unaudited)

INTERESTED TRUSTEE. The following table sets forth certain information about the Interested Trustee.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Geoffrey A. Trzepacz ** Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1975	Trustee and President	Indefinite; Since 1/01/19	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018. Prior to January 2018, he served as COO for the Americas for Aberdeen Asset Management.	18	None

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

**	Mr. Trzepacz is considered to be “interested” as a result of his present positions with the Adviser or its affiliates.

Additional information about the Portfolios’ Trustees and officers may be found in the Portfolios’ Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-242-9596.

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HC CAPITAL TRUST

Trustees

GEOFFREY A. TRZEPACZ*

JOHN M. DYER

JARRETT B. KLING

R. RICHARD WILLIAMS

RICHARD W. WORTHAM III

* ‘Interested Person’ as that term is defined in the Investment Company Act of 1940.

Investment Adviser HC Capital Solutions Five Tower Bridge 300 Barr Harbor Drive, 5th Floor West Conshohocken, PA 19428	Counsel Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018
Administrator Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Independent Registered Public Accounting Firm Grant Thornton LLP Two Commerce Square 2001 Market Street, Suite 700 Philadelphia, PA 19103
Distributor Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Custodian State Street Bank and Trust Company State Street Financial Center 1 Lincoln Street Boston, MA 02111-2900

This report is for the information of the shareholders of HC Capital Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/21

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). The Code of Ethics is included as an Exhibit. During the period covered by the report, with respect to the Registrant’s Code of Ethics, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John M. Dyer, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Dyer was appointed to the Board of Trustees effective June 17, 2019 and was determined to be an audit committee financial expert on June 16, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2020	$617,375
2021	$399,000

For the fiscal years ended June 30, 2020 and June 30, 2021, the aggregate fees billed by PricewaterhouseCoopers LLP was $617,375 and Grant Thornton LLP was $399,000, respectively, for professional services rendered for the audits of the financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years for the Registrant are shown in the table above.

(b) Audit-Related Fees

2020	$0
2021	$27,540

Audit-related fees include the aggregate fees billed in each of the last two fiscal years for assurance and related services provided by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under Audit Fees under Item 4(a).

(c) Tax Fees

2020	$185,882
2021	$119,000

Tax fees include the aggregate fees billed in each of the last two fiscal years for professional services related to tax compliance, tax advice, and tax planning. Such tax services included the review of income and excise tax returns for the Registrant as shown in the table above for the fiscal years ended June 30, 2020 and 2021. For the fiscal year ended June 30, 2020, fees for services from PricewaterhouseCoopers LLP was $185,882 and for the fiscal year ended June 30, 2021, fees for services from Grant Thornton was $119,000.

(d) All Other Fees

2020	$238,249
2021	$163,030

Other fees include the aggregate fees billed in each of the last two fiscal years related to international tax services provided by PricewaterhouseCoopers LLP for the Registrant as shown in the table above for the fiscal years ended June 30, 2020 and June 30, 2021.

(e)(1) - Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the HC Capital Trust Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Portfolios. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) – The following percentages of the services summarized in (b)-(d) above were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

2020	0%
2021	0%

(f) - Not applicable.

(g) - For the fiscal years ended June 30, 2020 and June 30, 2021, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP and Grant Thornton LLP, respectively, for services rendered to the Registrant and to the Registrant’s investment advisers (the “Advisers”) and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h) - Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (“the Act”) (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HC Capital Trust

By (Signature and Title)	/s/ Geoffrey Trzepacz
Geoffrey Trzepacz, Principal Executive Officer

Date:	September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Colette Bergman
Colette Bergman, Principal Financial Officer

Date:	September 2, 2021

By (Signature and Title)	/s/ Geoffrey Trzepacz
Geoffrey Trzepacz, Principal Executive Officer

Date:	September 2, 2021